UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds
(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 296-5100

Date of fiscal year end: March 31

Date of reporting period: April 1, 2023 – September 30, 2023

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2023

Rydex Funds Semi-Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EMERGING MARKETS 2x STRATEGY FUND	30
INVERSE EMERGING MARKETS 2x STRATEGY FUND	39
EMERGING MARKETS BOND STRATEGY FUND	47
NOTES TO FINANCIAL STATEMENTS	55
OTHER INFORMATION	69
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	77
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	83
LIQUIDITY RISK MANAGEMENT PROGRAM	86

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our Alternatives Funds and International Equity Funds and one of our Fixed Income Funds (each, a “Fund” and collectively, the “Funds”) for the six-month period ended September 30, 2023 (the “Reporting Period”).

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund is subject to a number of risks and is not suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. Please read the prospectus for more detailed information regarding these and other risks.

The Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund are not suitable for all investors. ● The Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Investments in the Inverse Emerging Markets 2x Strategy Fund involve certain risks, which include increased volatility due to the Funds’ use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ●The Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding may prevent the Funds from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, the Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. The value of the Funds’ shares will tend to increase or decrease more than the value of any increase or decrease in their benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their holdings in the Funds consistent with their strategies, as frequently as daily. ● The Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2023

will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Emerging Markets Bond Strategy Fund is subject to a number of risks and is not suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Fund’s use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the sell-off almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 5.18%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.28%. The return of the MSCI Emerging Markets Index* was -2.05%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.05% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 2.21%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.51% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA BBB & Lower Sovereign USD External Debt Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	September 30, 2023

Morningstar Long/Short Equity Category Average represents long-short portfolios which hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P Emerging 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Rydex Emerging Markets 2x Strategy Fund and the Rydex Inverse Emerging Markets 2x Strategy Fund are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these Funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the non-linear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than a single day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more information on compounding, leverage and other risks, please read the prospectus.

In general, any change in direction in the performance of an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.78%	4.26%	$1,000.00	$1,042.60	$9.09
C-Class	2.69%	3.76%	1,000.00	1,037.60	13.70
P-Class	1.78%	4.25%	1,000.00	1,042.50	9.09
Institutional Class	1.51%	4.39%	1,000.00	1,043.90	7.72
Emerging Markets 2x Strategy Fund
A-Class	1.78%	(11.49%)	1,000.00	885.10	8.39
C-Class	2.53%	(11.88%)	1,000.00	881.20	11.90
H-Class	1.77%	(11.58%)	1,000.00	884.20	8.34
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.73%	6.33%	1,000.00	1,063.30	8.92
C-Class	2.49%	5.94%	1,000.00	1,059.40	12.82
H-Class	1.74%	6.02%	1,000.00	1,060.20	8.96
Emerging Markets Bond Strategy Fund
A-Class	1.60%	(1.26%)	1,000.00	987.40	7.95
C-Class	2.30%	(1.72%)	1,000.00	982.80	11.40
H-Class	1.62%	(1.25%)	1,000.00	987.50	8.05

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	1.78%	5.00%	$1,000.00	$1,016.10	$8.97
C-Class	2.69%	5.00%	1,000.00	1,011.55	13.53
P-Class	1.78%	5.00%	1,000.00	1,016.10	8.97
Institutional Class	1.51%	5.00%	1,000.00	1,017.45	7.62
Emerging Markets 2x Strategy Fund
A-Class	1.78%	5.00%	1,000.00	1,016.10	8.97
C-Class	2.53%	5.00%	1,000.00	1,012.35	12.73
H-Class	1.77%	5.00%	1,000.00	1,016.15	8.92
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.73%	5.00%	1,000.00	1,016.35	8.72
C-Class	2.49%	5.00%	1,000.00	1,012.55	12.53
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77
Emerging Markets Bond Strategy Fund
A-Class	1.60%	5.00%	1,000.00	1,017.00	8.07
C-Class	2.30%	5.00%	1,000.00	1,013.50	11.58
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17

[1]	Annualized and excludes expense of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Institutional Class	November 30, 2011
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002

Ten Largest Holdings	% of Total Net Assets
Microsoft Corp.	1.1%
Apple, Inc.	1.1%
Exxon Mobil Corp.	1.0%
Amgen, Inc.	0.9%
Merck & Company, Inc.	0.9%
Home Depot, Inc.	0.9%
Humana, Inc.	0.8%
Gilead Sciences, Inc.	0.8%
Abbott Laboratories	0.8%
Bristol-Myers Squibb Co.	0.8%
Top Ten Total	9.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	4.26%	19.82%	3.34%	3.64%
A-Class Shares with sales charge‡	(0.70%)	14.12%	2.34%	3.14%
C-Class Shares	3.76%	18.81%	2.53%	2.85%
C-Class Shares with CDSC§	2.76%	17.81%	2.53%	2.85%
P-Class Shares	4.25%	19.82%	3.35%	3.64%
Institutional Class Shares	4.39%	20.14%	3.60%	3.90%
S&P 500 Index**	5.18%	21.62%	9.92%	11.91%
Morningstar Long/Short Equity Category Average**	1.00%	8.57%	2.23%	3.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Morningstar Long/Short Equity Category Average and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category.

**

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500 Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Value
COMMON STOCKS† - 91.3%

Consumer, Non-cyclical - 17.3%
Amgen, Inc.[1]	515	$138,412
Merck & Company, Inc.[1]	1,339	137,850
Humana, Inc.[1]	272	132,333
Gilead Sciences, Inc.[1]	1,763	132,119
Abbott Laboratories[1]	1,347	130,457
Bristol-Myers Squibb Co.[1]	2,200	127,688
United Therapeutics Corp.*	551	124,454
Pfizer, Inc.	3,737	123,956
Procter & Gamble Co.	848	123,689
Hologic, Inc.*	1,683	116,800
Royalty Pharma plc — Class A1	4,195	113,852
H&R Block, Inc.[1]	2,579	111,052
Exelixis, Inc.*	4,877	106,563
Innoviva, Inc.*	6,781	88,085
Altria Group, Inc.[1]	1,998	84,016
Incyte Corp.*,1	1,412	81,571
Philip Morris International, Inc.	790	73,138
Perdoceo Education Corp.	3,944	67,442
Dynavax Technologies Corp.*,1	4,034	59,582
Heidrick & Struggles International, Inc.	2,257	56,470
Korn Ferry[1]	1,172	55,600
Molina Healthcare, Inc.*	169	55,413
UnitedHealth Group, Inc.	103	51,932
Envista Holdings Corp.*	1,630	45,445
Elevance Health, Inc.	95	41,365
John B Sanfilippo & Son, Inc.	392	38,730
PayPal Holdings, Inc.*	651	38,058
Eli Lilly & Co.	64	34,376
Neurocrine Biosciences, Inc.*	292	32,850
Archer-Daniels-Midland Co.	417	31,450
Organon & Co.	1,803	31,300
Hackett Group, Inc.	1,291	30,455
Alarm.com Holdings, Inc.*	424	25,923
Alkermes plc*	849	23,781
Voyager Therapeutics, Inc.*	3,025	23,444
Total Consumer, Non-cyclical		2,689,651

Industrial - 17.2%
Schneider National, Inc. — Class B	4,380	121,282
Illinois Tool Works, Inc.	522	120,222
ITT, Inc.	1,222	119,646
UFP Industries, Inc.[1]	1,165	119,296
Apogee Enterprises, Inc.[1]	2,496	117,512
Watts Water Technologies, Inc. — Class A	671	115,962
Donaldson Company, Inc.[1]	1,934	115,344
Hub Group, Inc. — Class A*	1,446	113,569
Snap-on, Inc.[1]	430	109,676
Masco Corp.[1]	2,025	108,236
Simpson Manufacturing Company, Inc.[1]	685	102,620
Boise Cascade Co.[1]	995	102,525
TE Connectivity Ltd.	775	95,736
Valmont Industries, Inc.	398	95,604
Acuity Brands, Inc.[1]	558	95,033
Sturm Ruger & Company, Inc.	1,688	87,978
Mueller Industries, Inc.[1]	1,163	87,411
CH Robinson Worldwide, Inc.	761	65,545
Northrop Grumman Corp.	143	62,947
Insteel Industries, Inc.	1,709	55,474
Argan, Inc.	1,123	51,119
Encore Wire Corp.	275	50,177
Owens Corning	367	50,062
Fortune Brands Innovations, Inc.	763	47,428
Sanmina Corp.*	850	46,138
Landstar System, Inc.	260	46,004
Teekay Corp.*	7,416	45,757
Expeditors International of Washington, Inc.	363	41,611
Keysight Technologies, Inc.*,1	306	40,487
Ardmore Shipping Corp.	2,819	36,675
International Seaways, Inc.	779	35,055
Scorpio Tankers, Inc.	647	35,015
AGCO Corp.	274	32,409
Builders FirstSource, Inc.*	239	29,753
Union Pacific Corp.[1]	141	28,712
Agilent Technologies, Inc.[1]	244	27,284
Lindsay Corp.	200	23,536
Total Industrial		2,678,840

Consumer, Cyclical - 11.6%
Home Depot, Inc.	443	133,857
TJX Companies, Inc.	1,432	127,276
MSC Industrial Direct Company, Inc. — Class A	1,260	123,669
Polaris, Inc.	1,125	117,157
Boyd Gaming Corp.[1]	1,711	104,080
Lennar Corp. — Class A	870	97,640
Allison Transmission Holdings, Inc.[1]	1,617	95,500
KB Home	1,598	73,955
Tri Pointe Homes, Inc.*	2,668	72,970
Ulta Beauty, Inc.*	180	71,901
M/I Homes, Inc.*	792	66,560
Steven Madden Ltd.	2,012	63,922
Walmart, Inc.	385	61,573
Murphy USA, Inc.[1]	167	57,069
Brunswick Corp.[1]	716	56,564
BorgWarner, Inc.	1,352	54,580
PulteGroup, Inc.	702	51,983
Monarch Casino & Resort, Inc.	834	51,791
Gentex Corp.	1,538	50,047
Ethan Allen Interiors, Inc.	1,417	42,368
Taylor Morrison Home Corp. — Class A*	974	41,502
Meritage Homes Corp.	308	37,696
Malibu Boats, Inc. — Class A*	731	35,834
MasterCraft Boat Holdings, Inc.*	1,305	28,997
Skechers USA, Inc. — Class A*	517	25,307
DR Horton, Inc.	233	25,041
Everi Holdings, Inc.*	1,684	22,263
Tesla, Inc.*	86	21,519
Total Consumer, Cyclical		1,812,621

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Value
Communications - 10.4%
Verizon Communications, Inc.[1]	3,889	$126,042
VeriSign, Inc.*,1	602	121,923
Omnicom Group, Inc.	1,548	115,295
F5, Inc.*	657	105,869
Booking Holdings, Inc.*,1	31	95,602
Yelp, Inc. — Class A*	2,291	95,283
Alphabet, Inc. — Class C*	700	92,295
AT&T, Inc.[1]	6,104	91,682
Cisco Systems, Inc.[1]	1,435	77,146
IDT Corp. — Class B*	3,051	67,274
Juniper Networks, Inc.	2,383	66,224
A10 Networks, Inc.[1]	4,333	65,125
InterDigital, Inc.	736	59,057
Amazon.com, Inc.*,1	456	57,967
Ziff Davis, Inc.*	849	54,073
Ooma, Inc.*	3,389	44,091
New York Times Co. — Class A	1,018	41,942
Gogo, Inc.*,1	3,119	37,210
GoDaddy, Inc. — Class A*	468	34,856
Fox Corp. — Class A	1,097	34,226
eBay, Inc.	675	29,761
Meta Platforms, Inc. — Class A*,1	98	29,420
HealthStream, Inc.	1,315	28,378
NETGEAR, Inc.*	2,075	26,124
Ciena Corp.*	505	23,866
Total Communications		1,620,731

Technology - 10.0%
Microsoft Corp.[1]	552	174,294
Apple, Inc.	990	169,498
International Business Machines Corp.[1]	780	109,434
Hewlett Packard Enterprise Co.	5,645	98,053
NVIDIA Corp.	194	84,388
Progress Software Corp.	1,593	83,760
Kulicke & Soffa Industries, Inc.[1]	1,646	80,045
Dropbox, Inc. — Class A*	2,743	74,692
Amdocs Ltd.	812	68,606
NextGen Healthcare, Inc.*	2,356	55,908
QUALCOMM, Inc.[1]	492	54,641
Intuit, Inc.	101	51,605
NetApp, Inc.	619	46,970
Synaptics, Inc.*	449	40,159
Zoom Video Communications, Inc. — Class A*	565	39,516
Photronics, Inc.*	1,952	39,450
Immersion Corp.	5,842	38,616
Salesforce, Inc.*	190	38,528
Veradigm, Inc.*,1	2,560	33,638
Cognizant Technology Solutions Corp. — Class A	427	28,925
Diodes, Inc.*,1	349	27,515
Box, Inc. — Class A*,1	1,095	26,510
Akamai Technologies, Inc.*	236	25,143
Broadcom, Inc.	29	24,087
Autodesk, Inc.*,1	112	23,174
Applied Materials, Inc.	160	22,152
Total Technology		1,559,307

Financial - 9.4%
Equity Commonwealth REIT	6,477	118,982
MGIC Investment Corp.	7,122	118,866
Essent Group Ltd.	2,480	117,279
Aflac, Inc.	1,197	91,870
Western Union Co.	6,636	87,463
Preferred Bank/Los Angeles CA	1,399	87,088
Mr Cooper Group, Inc.*	1,594	85,375
Globe Life, Inc.	756	82,200
Fulton Financial Corp.	6,428	77,843
Citizens Financial Group, Inc.	2,103	56,361
M&T Bank Corp.	408	51,592
Cathay General Bancorp	1,405	48,838
S&T Bancorp, Inc.[1]	1,803	48,825
Enact Holdings, Inc.	1,789	48,714
Independent Bank Corp.[1]	960	47,126
Capital One Financial Corp.	483	46,875
NMI Holdings, Inc. — Class A*	1,652	44,753
International Bancshares Corp.[1]	910	39,439
East West Bancorp, Inc.	716	37,740
OFG Bancorp	1,171	34,966
Southside Bancshares, Inc.[1]	1,210	34,727
Enova International, Inc.*,1	647	32,913
Berkshire Hathaway, Inc. — Class B*	68	23,820
Total Financial		1,463,655

Energy - 7.7%
Exxon Mobil Corp.[1]	1,339	157,440
Chord Energy Corp.	750	121,552
Chesapeake Energy Corp.	1,391	119,946
Occidental Petroleum Corp.[1]	1,592	103,289
Valero Energy Corp.[1]	533	75,531
CNX Resources Corp.*	3,125	70,562
Chevron Corp.[1]	414	69,809
Magnolia Oil & Gas Corp. — Class A	2,868	65,706
Coterra Energy, Inc. — Class A	2,335	63,162
Marathon Petroleum Corp.	376	56,904
Par Pacific Holdings, Inc.*	1,525	54,809
Cheniere Energy, Inc.	318	52,775
Southwestern Energy Co.*	8,180	52,761
SandRidge Energy, Inc.	2,209	34,593
PBF Energy, Inc. — Class A	595	31,850
Range Resources Corp.	946	30,660
Equities Corp.	736	29,867
Total Energy		1,191,216

Utilities - 5.9%
OGE Energy Corp.	3,709	123,621
WEC Energy Group, Inc.	1,519	122,355
Public Service Enterprise Group, Inc.	2,126	120,991
National Fuel Gas Co.[1]	2,254	117,005
Consolidated Edison, Inc.[1]	1,350	115,465
Atmos Energy Corp.[1]	1,059	112,180
American Water Works Company, Inc.	651	80,614

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Value
Chesapeake Utilities Corp.[1]	654	$63,928
ONE Gas, Inc.	556	37,964
Clearway Energy, Inc. — Class C	1,360	28,778
Total Utilities		922,901

Basic Materials - 1.8%
NewMarket Corp.[1]	266	121,041
Olin Corp.	2,226	111,255
CF Industries Holdings, Inc.[1]	375	32,153
Albemarle Corp.	137	23,295
Total Basic Materials		287,744

Total Common Stocks
(Cost $14,081,880)		14,226,666

MONEY MARKET FUND† - 1.7%
Invesco Treasury Obligations Portfolio, 0.00%[2]	257,123	257,123
Total Money Market Fund
(Cost $257,123)		257,123

Total Investments - 93.0%
(Cost $14,339,003)		$14,483,789
Other Assets & Liabilities, net - 7.0%		1,087,616
Total Net Assets - 100.0%		$15,571,405

Custom Basket Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	11/27/24	$6,566,312	$69,038
Goldman Sachs International	GS Equity Custom Basket	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	05/06/24	6,566,304	68,637
						$13,132,616	$137,675
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley Capital Services LLC	MS Equity Custom Basket	Receive	5.03% (Federal Funds Rate - 0.30%)	At Maturity	11/27/24	$8,405,483	$539,723
Goldman Sachs International	GS Equity Custom Basket	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	05/06/24	8,405,475	536,989
						$16,810,958	$1,076,712

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
MS EQUITY LONG CUSTOM BASKET
Financial
Preferred Bank/Los Angeles CA	646	0.63%	$10,357
MGIC Investment Corp.	3,287	0.84%	7,631
NMI Holdings, Inc. — Class A	763	0.31%	5,625
Essent Group Ltd.	1,145	0.82%	5,403
Mr Cooper Group, Inc.	736	0.60%	3,133
Western Union Co.	3,063	0.61%	2,871
Aflac, Inc.	552	0.65%	1,517
M&T Bank Corp.	188	0.36%	836
OFG Bancorp	540	0.25%	(64)
International Bancshares Corp.	420	0.28%	(248)
East West Bancorp, Inc.	331	0.27%	(293)
Berkshire Hathaway, Inc. — Class B	32	0.17%	(331)
Enova International, Inc.	298	0.23%	(513)
Enact Holdings, Inc.	826	0.34%	(648)
Capital One Financial Corp.	223	0.33%	(785)
Citizens Financial Group, Inc.	971	0.40%	(914)
S&T Bancorp, Inc.	832	0.34%	(1,524)
Globe Life, Inc.	349	0.58%	(1,972)
Cathay General Bancorp	649	0.34%	(2,315)
Southside Bancshares, Inc.	558	0.24%	(3,731)
Independent Bank Corp.	443	0.33%	(4,276)
Fulton Financial Corp.	2,967	0.55%	(6,392)
Equity Commonwealth	2,990	0.84%	(6,571)
Total Financial			6,796

Industrial
Boise Cascade Co.	459	0.72%	11,080
Mueller Industries, Inc.	537	0.61%	8,570
UFP Industries, Inc.	538	0.84%	7,078
Simpson Manufacturing Company, Inc.	316	0.72%	6,708
Snap-on, Inc.	198	0.77%	6,303
ITT, Inc.	564	0.84%	5,950
Donaldson Company, Inc.	893	0.81%	4,712
International Seaways, Inc.	359	0.25%	3,168
Argan, Inc.	518	0.36%	3,046
Scorpio Tankers, Inc.	299	0.25%	2,317
Encore Wire Corp.	127	0.35%	2,117
Builders FirstSource, Inc.	110	0.21%	1,470
Ardmore Shipping Corp.	1,301	0.26%	1,240
Northrop Grumman Corp.	66	0.44%	201
Sanmina Corp.	392	0.32%	72
Expeditors International of Washington, Inc.	168	0.29%	54
Landstar System, Inc.	120	0.32%	(122)
CH Robinson Worldwide, Inc.	351	0.46%	(538)
Teekay Corp.	3,423	0.32%	(555)
Schneider National, Inc. — Class B	2,022	0.85%	(807)
Owens Corning	169	0.35%	(930)
Acuity Brands, Inc.	257	0.67%	(1,025)
Apogee Enterprises, Inc.	1,152	0.83%	(1,155)
Insteel Industries, Inc.	789	0.39%	(1,167)
AGCO Corp.	127	0.23%	(1,266)
Agilent Technologies, Inc.	113	0.19%	(1,577)
Union Pacific Corp.	65	0.20%	(1,808)
Valmont Industries, Inc.	184	0.67%	(2,277)
Masco Corp.	934	0.76%	(2,419)
Fortune Brands Innovations, Inc.	352	0.33%	(2,662)
Lindsay Corp.	92	0.16%	(2,998)
Illinois Tool Works, Inc.	241	0.85%	(3,153)
Sturm Ruger & Company, Inc.	779	0.62%	(3,172)
Watts Water Technologies, Inc. — Class A	310	0.82%	(3,353)
Keysight Technologies, Inc.	141	0.28%	(3,402)
TE Connectivity Ltd.	358	0.67%	(4,664)
Hub Group, Inc. — Class A	667	0.80%	(4,801)
Total Industrial			20,235

Communications
Alphabet, Inc. — Class C	323	0.65%	23,293
Meta Platforms, Inc. — Class A	45	0.21%	8,000
Cisco Systems, Inc.	662	0.54%	6,983
Booking Holdings, Inc.	14	0.66%	4,028
Amazon.com, Inc.	210	0.41%	2,631
NETGEAR, Inc.	958	0.18%	743
A10 Networks, Inc.	2,000	0.46%	293
eBay, Inc.	312	0.21%	92
Fox Corp. — Class A	506	0.24%	(132)
GoDaddy, Inc. — Class A	216	0.25%	(221)
F5, Inc.	303	0.74%	(344)
Ciena Corp.	233	0.17%	(396)
HealthStream, Inc.	607	0.20%	(742)
Ziff Davis, Inc.	392	0.38%	(963)
Juniper Networks, Inc.	1,100	0.47%	(1,043)
AT&T, Inc.	2,817	0.64%	(1,285)
New York Times Co. — Class A	470	0.29%	(1,534)
InterDigital, Inc.	340	0.42%	(1,714)
IDT Corp. — Class B	1,408	0.47%	(2,070)
Ooma, Inc.	1,564	0.31%	(2,503)
Yelp, Inc. — Class A	1,057	0.67%	(2,522)
VeriSign, Inc.	278	0.86%	(5,742)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Verizon Communications, Inc.	1,795	0.89%	$(6,992)
Gogo, Inc.	1,439	0.26%	(7,044)
Omnicom Group, Inc.	714	0.81%	(7,996)
Total Communications			2,820

Consumer, Non-cyclical
H&R Block, Inc.	1,190	0.78%	13,577
Perdoceo Education Corp.	1,820	0.47%	11,871
Amgen, Inc.	238	0.97%	8,573
Exelixis, Inc.	2,251	0.75%	7,966
Dynavax Technologies Corp.	1,862	0.42%	5,310
Hackett Group, Inc.	596	0.21%	2,612
Eli Lilly & Co.	29	0.24%	2,524
Molina Healthcare, Inc.	78	0.39%	1,239
UnitedHealth Group, Inc.	48	0.37%	1,216
Innoviva, Inc.	3,130	0.62%	866
Humana, Inc.	126	0.93%	704
United Therapeutics Corp.	254	0.87%	617
Alarm.com Holdings, Inc.	196	0.18%	546
Neurocrine Biosciences, Inc.	135	0.23%	308
Alkermes plc	392	0.17%	132
Archer-Daniels-Midland Co.	193	0.22%	(363)
Philip Morris International, Inc.	365	0.51%	(378)
Elevance Health, Inc.	44	0.29%	(690)
PayPal Holdings, Inc.	301	0.27%	(789)
John B Sanfilippo & Son, Inc.	181	0.27%	(973)
Korn Ferry	541	0.39%	(1,325)
Gilead Sciences, Inc.	814	0.93%	(1,372)
Altria Group, Inc.	922	0.59%	(1,862)
Organon & Co.	832	0.22%	(2,220)
Voyager Therapeutics, Inc.	1,396	0.16%	(2,284)
Procter & Gamble Co.	391	0.87%	(2,429)
Heidrick & Struggles International, Inc.	1,042	0.40%	(2,681)
Envista Holdings Corp.	752	0.32%	(2,692)
Bristol-Myers Squibb Co.	1,015	0.90%	(4,870)
Hologic, Inc.	777	0.82%	(6,353)
Abbott Laboratories	622	0.92%	(6,377)
Merck & Company, Inc.	618	0.97%	(6,825)
Incyte Corp.	652	0.57%	(7,111)
Pfizer, Inc.	1,725	0.87%	(7,500)
Royalty Pharma plc — Class A	1,936	0.80%	(19,167)
Total Consumer, Non-cyclical			(20,200)

Technology
Apple, Inc.	457	1.20%	40,146
Microsoft Corp.	255	1.23%	31,550
NextGen Healthcare, Inc.	1,132	0.41%	8,103
NetApp, Inc.	286	0.33%	7,510
Akamai Technologies, Inc.	109	0.18%	1,764
Diodes, Inc.	161	0.19%	1,736
Veradigm, Inc.	1,182	0.24%	1,655
Applied Materials, Inc.	74	0.16%	364
Synaptics, Inc.	207	0.28%	249
Autodesk, Inc.	52	0.16%	178
NVIDIA Corp.	89	0.59%	(181)
Dropbox, Inc. — Class A	1,266	0.52%	(360)
Broadcom, Inc.	13	0.16%	(511)
Cognizant Technology Solutions Corp. — Class A	197	0.20%	(701)
Hewlett Packard Enterprise Co.	2,605	0.69%	(870)
Zoom Video Communications, Inc. — Class A	261	0.28%	(935)
Immersion Corp.	2,696	0.27%	(1,057)
Photronics, Inc.	901	0.28%	(1,270)
QUALCOMM, Inc.	227	0.38%	(1,382)
Salesforce, Inc.	88	0.27%	(1,553)
International Business Machines Corp.	360	0.77%	(1,604)
Amdocs Ltd.	375	0.48%	(1,616)
Intuit, Inc.	47	0.37%	(1,756)
Box, Inc. — Class A	505	0.19%	(2,371)
Kulicke & Soffa Industries, Inc.	760	0.56%	(3,228)
Progress Software Corp.	735	0.59%	(3,280)
Total Technology			70,580

Basic Materials
NewMarket Corp.	123	0.87%	12,215
CF Industries Holdings, Inc.	173	0.23%	2,849
Albemarle Corp.	63	0.16%	(1,256)
Olin Corp.	1,027	0.78%	(7,028)
Total Basic Materials			6,780

Consumer, Cyclical
Allison Transmission Holdings, Inc.	746	0.67%	11,559
MSC Industrial Direct Company, Inc. — Class A	581	0.87%	5,172
Gentex Corp.	710	0.35%	2,951
Murphy USA, Inc.	77	0.40%	2,881
Brunswick Corp.	330	0.40%	2,179
Taylor Morrison Home Corp. — Class A	450	0.29%	1,584
Boyd Gaming Corp.	790	0.73%	601
Skechers USA, Inc. — Class A	239	0.18%	11
BorgWarner, Inc.	624	0.38%	(95)

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Walmart, Inc.	178	0.43%	$(318)
Ulta Beauty, Inc.	83	0.50%	(831)
DR Horton, Inc.	107	0.18%	(849)
Everi Holdings, Inc.	777	0.16%	(1,059)
Tesla, Inc.	40	0.15%	(1,140)
TJX Companies, Inc.	661	0.89%	(1,205)
Meritage Homes Corp.	142	0.26%	(1,564)
PulteGroup, Inc.	324	0.37%	(1,621)
Malibu Boats, Inc. — Class A	337	0.25%	(1,647)
KB Home	737	0.52%	(1,700)
Steven Madden Ltd.	928	0.45%	(1,790)
Monarch Casino & Resort, Inc.	385	0.36%	(2,146)
Ethan Allen Interiors, Inc.	654	0.30%	(2,346)
Lennar Corp. — Class A	401	0.69%	(2,553)
Tri Pointe Homes, Inc.	1,231	0.51%	(2,593)
MasterCraft Boat Holdings, Inc.	602	0.20%	(2,972)
M/I Homes, Inc.	365	0.47%	(3,747)
Home Depot, Inc.	204	0.94%	(5,024)
Polaris, Inc.	519	0.82%	(7,497)
Total Consumer, Cyclical			(15,759)

Utilities
WEC Energy Group, Inc.	701	0.86%	(1,119)
ONE Gas, Inc.	257	0.27%	(1,224)
Clearway Energy, Inc. — Class C	628	0.20%	(2,350)
National Fuel Gas Co.	1,040	0.82%	(2,980)
Atmos Energy Corp.	489	0.79%	(4,304)
Consolidated Edison, Inc.	623	0.81%	(4,507)
Public Service Enterprise Group, Inc.	981	0.85%	(4,703)
American Water Works Company, Inc.	301	0.57%	(5,735)
Chesapeake Utilities Corp.	302	0.45%	(6,108)
OGE Energy Corp.	1,712	0.87%	(9,398)
Total Utilities			(42,428)

Energy
Exxon Mobil Corp.	618	1.11%	14,534
Marathon Petroleum Corp.	173	0.40%	9,267
Valero Energy Corp.	246	0.53%	8,019
PBF Energy, Inc. — Class A	275	0.22%	4,676
Chevron Corp.	191	0.49%	3,473
Cheniere Energy, Inc.	147	0.37%	3,251
Magnolia Oil & Gas Corp. — Class A	1,324	0.46%	823
CNX Resources Corp.	1,442	0.50%	432
Par Pacific Holdings, Inc.	704	0.39%	287
Range Resources Corp.	437	0.22%	183
Occidental Petroleum Corp.	735	0.73%	(24)
Equities Corp.	340	0.21%	(582)
Chord Energy Corp.	346	0.85%	(600)
SandRidge Energy, Inc.	1,020	0.24%	(603)
Southwestern Energy Co.	3,775	0.37%	(611)
Coterra Energy, Inc. — Class A	1,077	0.44%	(983)
Chesapeake Energy Corp.	642	0.84%	(1,328)
Total Energy			40,214
Total MS Equity Long Custom Basket			69,038

MS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Chefs’ Warehouse, Inc.	1,860	(0.47)%	14,501
Utz Brands, Inc.	4,363	(0.70)%	11,638
Cooper Companies, Inc.	286	(1.08)%	11,581
Equifax, Inc.	401	(0.87)%	8,627
ICU Medical, Inc.	390	(0.55)%	8,266
ABM Industries, Inc.	886	(0.42)%	6,784
TreeHouse Foods, Inc.	2,323	(1.20)%	6,730
ManpowerGroup, Inc.	519	(0.45)%	6,275
TransUnion	1,002	(0.86)%	5,466
Bright Horizons Family Solutions, Inc.	476	(0.46)%	5,419
Pilgrim’s Pride Corp.	3,910	(1.06)%	4,950
Matthews International Corp. — Class A	685	(0.32)%	3,908
Cintas Corp.	200	(1.14)%	3,072
Automatic Data Processing, Inc.	288	(0.82)%	2,295
CBIZ, Inc.	1,371	(0.85)%	2,279
Tyson Foods, Inc. — Class A	1,924	(1.16)%	1,899
Neogen Corp.	1,080	(0.24)%	(986)
Booz Allen Hamilton Holding Corp.	668	(0.87)%	(1,029)
RB Global, Inc.	1,844	(1.37)%	(3,180)
ICF International, Inc.	486	(0.70)%	(7,903)
Total Consumer, Non-cyclical			90,592

Financial
Sun Communities, Inc.	989	(1.40)%	38,915
American Tower Corp. — Class A	635	(1.24)%	31,352
Outfront Media, Inc.	4,994	(0.60)%	29,829
Healthcare Realty Trust, Inc.	3,998	(0.73)%	22,620
Kennedy-Wilson Holdings, Inc.	7,325	(1.28)%	21,993
Rexford Industrial Realty, Inc.	1,591	(0.93)%	19,346
Raymond James Financial, Inc.	1,027	(1.23)%	13,651
Americold Realty Trust, Inc.	3,114	(1.13)%	12,527
Equinix, Inc.	134	(1.16)%	11,138
UMH Properties, Inc.	7,182	(1.20)%	9,914

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
TFS Financial Corp.	7,920	(1.11)%	$9,732
Alexander & Baldwin, Inc.	4,748	(0.95)%	9,393
Crown Castle, Inc.	562	(0.62)%	8,672
Jones Lang LaSalle, Inc.	574	(0.96)%	6,915
SLM Corp.	2,988	(0.48)%	6,341
Pathward Financial, Inc.	1,193	(0.65)%	6,107
New York Mortgage Trust, Inc.	6,334	(0.64)%	4,740
NU Holdings Limited/Cayman Islands — Class A	7,791	(0.67)%	3,941
Merchants Bancorp	1,516	(0.50)%	3,887
Carlyle Group, Inc.	2,146	(0.77)%	3,872
Northern Trust Corp.	715	(0.59)%	3,816
Equitable Holdings, Inc.	1,389	(0.47)%	3,633
Stellar Bancorp, Inc.	1,848	(0.47)%	3,592
Starwood Property Trust, Inc.	3,400	(0.78)%	3,256
Popular, Inc.	1,378	(1.03)%	3,224
Dynex Capital, Inc.	3,191	(0.45)%	2,266
BOK Financial Corp.	890	(0.85)%	1,952
Annaly Capital Management, Inc.	2,244	(0.50)%	1,660
Hanover Insurance Group, Inc.	683	(0.90)%	1,368
Equity LifeStyle Properties, Inc.	793	(0.60)%	1,353
PotlatchDeltic Corp.	1,846	(1.00)%	1,199
Assured Guaranty Ltd.	844	(0.61)%	718
AGNC Investment Corp.	5,466	(0.61)%	445
Ventas, Inc.	2,406	(1.21)%	160
First Financial Bancorp	1,862	(0.43)%	(161)
Brighthouse Financial, Inc.	1,721	(1.00)%	(171)
Progressive Corp.	291	(0.48)%	(343)
Apollo Global Management, Inc.	555	(0.59)%	(1,442)
Allstate Corp.	897	(1.19)%	(3,135)
PennyMac Financial Services, Inc.	1,035	(0.82)%	(3,654)
Welltower, Inc.	1,217	(1.19)%	(5,798)
KKR & Company, Inc. — Class A	1,929	(1.41)%	(10,979)
Iron Mountain, Inc.	1,846	(1.31)%	(11,359)
Total Financial			266,485

Utilities
AES Corp.	6,804	(1.23)%	36,227
Avista Corp.	3,113	(1.20)%	29,496
Portland General Electric Co.	2,757	(1.33)%	17,037
California Water Service Group	1,193	(0.67)%	11,029
PG&E Corp.	7,142	(1.37)%	8,206
Edison International	1,728	(1.30)%	8,192
Exelon Corp.	2,915	(1.31)%	5,659
Spire, Inc.	1,853	(1.25)%	3,107
FirstEnergy Corp.	3,358	(1.37)%	2,703
Duke Energy Corp.	1,320	(1.39)%	(1,694)
Total Utilities			119,962

Basic Materials
Hecla Mining Co.	12,642	(0.59)%	19,490
Piedmont Lithium, Inc.	984	(0.46)%	9,334
Alcoa Corp.	2,284	(0.79)%	8,972
Royal Gold, Inc.	558	(0.71)%	8,067
Avient Corp.	1,228	(0.52)%	5,254
Ecolab, Inc.	400	(0.81)%	4,870
Novagold Resources, Inc.	14,787	(0.68)%	3,833
Kaiser Aluminum Corp.	1,018	(0.91)%	1,970
Century Aluminum Co.	4,257	(0.36)%	1,102
Compass Minerals International, Inc.	1,110	(0.37)%	946
Axalta Coating Systems Ltd.	1,813	(0.58)%	386
Mercer International, Inc.	5,011	(0.51)%	(339)
Carpenter Technology Corp.	1,191	(0.95)%	(28,933)
Total Basic Materials			34,952

Energy
Baker Hughes Co.	1,695	(0.71)%	931
Archrock, Inc.	4,401	(0.66)%	260
Expro Group Holdings N.V.	1,699	(0.47)%	(741)
Halliburton Co.	2,556	(1.23)%	(857)
NOV, Inc.	3,976	(0.99)%	(1,479)
TechnipFMC plc	3,211	(0.78)%	(3,691)
Helix Energy Solutions Group, Inc.	3,521	(0.47)%	(5,641)
Valaris Ltd.	549	(0.49)%	(8,419)
Noble Corporation plc	733	(0.44)%	(9,141)
Hess Corp.	732	(1.33)%	(18,973)
Total Energy			(47,751)

Consumer, Cyclical
Walgreens Boots Alliance, Inc.	4,129	(1.09)%	19,293
UniFirst Corp.	415	(0.80)%	13,395
Topgolf Callaway Brands Corp.	3,651	(0.60)%	11,099
LGI Homes, Inc.	404	(0.48)%	7,933
Shake Shack, Inc. — Class A	631	(0.44)%	6,594
Floor & Decor Holdings, Inc. — Class A	648	(0.70)%	3,797
Life Time Group Holdings, Inc.	1,410	(0.26)%	2,375
VF Corp.	3,649	(0.77)%	1,453
OPENLANE, Inc.	2,547	(0.45)%	520
MarineMax, Inc.	1,165	(0.45)%	(916)

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Newell Brands, Inc.	4,405	(0.47)%	$(1,182)
Total Consumer, Cyclical			64,361

Industrial
MasTec, Inc.	458	(0.39)%	9,914
3M Co.	708	(0.79)%	9,755
GATX Corp.	704	(0.91)%	7,481
Republic Services, Inc. — Class A	441	(0.75)%	3,112
Trinity Industries, Inc.	2,284	(0.66)%	(1,146)
Stericycle, Inc.	1,414	(0.75)%	(1,569)
Jacobs Solutions, Inc.	405	(0.66)%	(1,768)
GXO Logistics, Inc.	818	(0.57)%	(3,563)
Tetra Tech, Inc.	386	(0.70)%	(3,831)
Casella Waste Systems, Inc. — Class A	897	(0.81)%	(4,627)
MSA Safety, Inc.	357	(0.67)%	(7,836)
Total Industrial			5,922

Technology
Science Applications International Corp.	1,006	(1.26)%	8,058
Evolent Health, Inc. — Class A	1,600	(0.52)%	5,353
KBR, Inc.	1,489	(1.04)%	3,470
Take-Two Interactive Software, Inc.	399	(0.67)%	(77)
Paycor HCM, Inc.	2,936	(0.80)%	(575)
Ceridian HCM Holding, Inc.	754	(0.61)%	(6,370)
Total Technology			9,859

Communications
DoorDash, Inc. — Class A	387	(0.37)%	(4,659)
Total MS Equity Short Custom Basket			539,723

GS EQUITY LONG CUSTOM BASKET
Financial
Preferred Bank/Los Angeles CA	646	0.63%	10,368
MGIC Investment Corp.	3,287	0.84%	7,635
NMI Holdings, Inc. — Class A	763	0.31%	5,661
Essent Group Ltd.	1,145	0.82%	5,427
Mr Cooper Group, Inc.	736	0.60%	3,218
Western Union Co.	3,063	0.61%	2,981
Aflac, Inc.	552	0.65%	1,493
M&T Bank Corp.	188	0.36%	840
OFG Bancorp	540	0.25%	(78)
International Bancshares Corp.	420	0.28%	(256)
East West Bancorp, Inc.	331	0.27%	(281)
Berkshire Hathaway, Inc. — Class B	32	0.17%	(302)
Enova International, Inc.	298	0.23%	(552)
Enact Holdings, Inc.	826	0.34%	(647)
Capital One Financial Corp.	223	0.33%	(759)
Citizens Financial Group, Inc.	971	0.40%	(876)
S&T Bancorp, Inc.	832	0.34%	(1,529)
Globe Life, Inc.	349	0.58%	(1,891)
Cathay General Bancorp	649	0.34%	(2,304)
Southside Bancshares, Inc.	558	0.24%	(3,779)
Independent Bank Corp.	443	0.33%	(4,300)
Fulton Financial Corp.	2,967	0.55%	(6,387)
Equity Commonwealth	2,990	0.84%	(6,600)
Total Financial			7,082

Industrial
Boise Cascade Co.	459	0.72%	11,099
Mueller Industries, Inc.	537	0.61%	8,657
UFP Industries, Inc.	538	0.84%	7,088
Simpson Manufacturing Company, Inc.	316	0.72%	6,736
Snap-on, Inc.	198	0.77%	6,282
ITT, Inc.	564	0.84%	6,098
Donaldson Company, Inc.	893	0.81%	4,843
International Seaways, Inc.	359	0.25%	3,154
Argan, Inc.	518	0.36%	3,031
Scorpio Tankers, Inc.	299	0.25%	2,320
Encore Wire Corp.	127	0.35%	2,107
Builders FirstSource, Inc.	110	0.21%	1,541
Ardmore Shipping Corp.	1,301	0.26%	1,196
Northrop Grumman Corp.	66	0.44%	212
Sanmina Corp.	392	0.32%	95
Expeditors International of Washington, Inc.	168	0.29%	53
Landstar System, Inc.	120	0.32%	(147)
CH Robinson Worldwide, Inc.	351	0.46%	(529)
Teekay Corp.	3,423	0.32%	(664)
Schneider National, Inc. — Class B	2,022	0.85%	(757)
Owens Corning	169	0.35%	(841)
Acuity Brands, Inc.	257	0.67%	(937)
Apogee Enterprises, Inc.	1,152	0.83%	(1,187)
Insteel Industries, Inc.	789	0.39%	(1,222)
AGCO Corp.	127	0.23%	(1,275)
Agilent Technologies, Inc.	113	0.19%	(1,628)
Union Pacific Corp.	65	0.20%	(1,819)
Valmont Industries, Inc.	184	0.67%	(2,337)
Masco Corp.	934	0.76%	(2,574)
Fortune Brands Innovations, Inc.	352	0.33%	(2,712)
Lindsay Corp.	92	0.16%	(2,982)
Illinois Tool Works, Inc.	241	0.85%	(3,038)
Sturm Ruger & Company, Inc.	779	0.62%	(3,211)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Watts Water Technologies, Inc. — Class A	310	0.82%	$(3,329)
Keysight Technologies, Inc.	141	0.28%	(3,413)
TE Connectivity Ltd.	358	0.67%	(4,690)
Hub Group, Inc. — Class A	667	0.80%	(4,825)
Total Industrial			20,395

Communications
Alphabet, Inc. — Class C	323	0.67%	24,399
Meta Platforms, Inc. — Class A	45	0.21%	7,993
Cisco Systems, Inc.	662	0.54%	7,049
Booking Holdings, Inc.	14	0.66%	4,094
Amazon.com, Inc.	210	0.41%	2,649
NETGEAR, Inc.	958	0.18%	743
A10 Networks, Inc.	2,000	0.46%	249
eBay, Inc.	312	0.21%	80
Fox Corp. — Class A	506	0.24%	(153)
GoDaddy, Inc. — Class A	216	0.25%	(211)
F5, Inc.	303	0.74%	(295)
Ciena Corp.	233	0.17%	(404)
HealthStream, Inc.	607	0.20%	(765)
Ziff Davis, Inc.	392	0.38%	(945)
Juniper Networks, Inc.	1,100	0.47%	(1,088)
AT&T, Inc.	2,817	0.64%	(1,293)
New York Times Co. — Class A	470	0.29%	(1,494)
InterDigital, Inc.	340	0.42%	(1,683)
IDT Corp. — Class B	1,408	0.47%	(2,101)
Ooma, Inc.	1,564	0.31%	(2,526)
Yelp, Inc. — Class A	1,057	0.67%	(2,608)
VeriSign, Inc.	278	0.86%	(5,742)
Gogo, Inc.	1,439	0.26%	(7,078)
Verizon Communications, Inc.	1,795	0.89%	(7,104)
Omnicom Group, Inc.	714	0.81%	(7,901)
Total Communications			3,865

Consumer, Non-cyclical
H&R Block, Inc.	1,190	0.79%	13,481
Perdoceo Education Corp.	1,820	0.47%	11,832
Amgen, Inc.	238	0.97%	8,639
Exelixis, Inc.	2,251	0.75%	7,991
Dynavax Technologies Corp.	1,862	0.42%	5,330
Hackett Group, Inc.	596	0.21%	2,605
Eli Lilly & Co.	29	0.24%	2,515
UnitedHealth Group, Inc.	48	0.37%	1,175
Molina Healthcare, Inc.	78	0.39%	1,167
Innoviva, Inc.	3,130	0.62%	797
United Therapeutics Corp.	254	0.87%	714
Alarm.com Holdings, Inc.	196	0.18%	550
Humana, Inc.	126	0.93%	468
Neurocrine Biosciences, Inc.	135	0.23%	351
Alkermes plc	392	0.17%	125
Philip Morris International, Inc.	365	0.51%	(319)
Archer-Daniels-Midland Co.	193	0.22%	(367)
Elevance Health, Inc.	44	0.29%	(743)
PayPal Holdings, Inc.	301	0.27%	(794)
John B Sanfilippo & Son, Inc.	181	0.27%	(888)
Gilead Sciences, Inc.	814	0.93%	(1,229)
Korn Ferry	541	0.39%	(1,333)
Altria Group, Inc.	922	0.59%	(1,846)
Voyager Therapeutics, Inc.	1,396	0.16%	(2,282)
Organon & Co.	832	0.22%	(2,312)
Procter & Gamble Co.	391	0.87%	(2,410)
Heidrick & Struggles International, Inc.	1,042	0.40%	(2,618)
Envista Holdings Corp.	752	0.32%	(2,722)
Bristol-Myers Squibb Co.	1,015	0.90%	(4,838)
Abbott Laboratories	622	0.92%	(6,412)
Hologic, Inc.	777	0.82%	(6,436)
Merck & Company, Inc.	618	0.97%	(6,789)
Incyte Corp.	652	0.57%	(6,948)
Pfizer, Inc.	1,725	0.87%	(7,539)
Royalty Pharma plc — Class A	1,936	0.80%	(19,050)
Total Consumer, Non-cyclical			(20,135)

Technology
Apple, Inc.	457	1.19%	39,729
Microsoft Corp.	255	1.23%	29,963
NextGen Healthcare, Inc.	1,132	0.41%	8,105
NetApp, Inc.	286	0.33%	7,515
Akamai Technologies, Inc.	109	0.18%	1,762
Diodes, Inc.	161	0.19%	1,734
Veradigm, Inc.	1,182	0.24%	1,625
Applied Materials, Inc.	74	0.16%	353
Synaptics, Inc.	207	0.28%	273
Autodesk, Inc.	52	0.16%	166
NVIDIA Corp.	89	0.59%	(150)
Dropbox, Inc. — Class A	1,266	0.52%	(384)
Broadcom, Inc.	13	0.16%	(500)
Cognizant Technology Solutions Corp. — Class A	197	0.20%	(695)
Hewlett Packard Enterprise Co.	2,605	0.69%	(762)
Zoom Video Communications, Inc. — Class A	261	0.28%	(942)
Immersion Corp.	2,696	0.27%	(1,058)
Photronics, Inc.	901	0.28%	(1,234)

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
QUALCOMM, Inc.	227	0.38%	$(1,406)
Salesforce, Inc.	88	0.27%	(1,575)
Amdocs Ltd.	375	0.48%	(1,612)
International Business Machines Corp.	360	0.77%	(1,647)
Intuit, Inc.	47	0.37%	(1,794)
Box, Inc. — Class A	505	0.19%	(2,376)
Kulicke & Soffa Industries, Inc.	760	0.56%	(3,197)
Progress Software Corp.	735	0.59%	(3,324)
Total Technology			68,569

Basic Materials
NewMarket Corp.	123	0.85%	12,245
CF Industries Holdings, Inc.	173	0.23%	2,898
Albemarle Corp.	63	0.16%	(1,198)
Olin Corp.	1,027	0.78%	(7,019)
Total Basic Materials			6,926

Consumer, Cyclical
Allison Transmission Holdings, Inc.	746	0.67%	11,532
MSC Industrial Direct Company, Inc. — Class A	581	0.87%	5,221
Gentex Corp.	710	0.35%	2,949
Murphy USA, Inc.	77	0.40%	2,861
Brunswick Corp.	330	0.40%	2,197
Taylor Morrison Home Corp. — Class A	450	0.29%	1,611
Boyd Gaming Corp.	790	0.73%	675
Skechers USA, Inc. — Class A	239	0.18%	8
BorgWarner, Inc.	624	0.38%	(145)
Walmart, Inc.	178	0.43%	(319)
Ulta Beauty, Inc.	83	0.50%	(835)
DR Horton, Inc.	107	0.18%	(839)
Everi Holdings, Inc.	777	0.16%	(1,061)
Tesla, Inc.	40	0.15%	(1,153)
TJX Companies, Inc.	661	0.89%	(1,260)
Meritage Homes Corp.	142	0.26%	(1,496)
PulteGroup, Inc.	324	0.37%	(1,559)
Malibu Boats, Inc. — Class A	337	0.25%	(1,677)
Steven Madden Ltd.	928	0.45%	(1,768)
KB Home	737	0.52%	(1,885)
Monarch Casino & Resort, Inc.	385	0.36%	(2,173)
Ethan Allen Interiors, Inc.	654	0.30%	(2,387)
Tri Pointe Homes, Inc.	1,231	0.51%	(2,440)
Lennar Corp. — Class A	401	0.69%	(2,472)
MasterCraft Boat Holdings, Inc.	602	0.20%	(2,976)
M/I Homes, Inc.	365	0.47%	(3,700)
Home Depot, Inc.	204	0.94%	(5,050)
Polaris, Inc.	519	0.82%	(7,535)
Total Consumer, Cyclical			(15,676)

Utilities
WEC Energy Group, Inc.	701	0.86%	(1,081)
ONE Gas, Inc.	257	0.27%	(1,174)
Clearway Energy, Inc. — Class C	628	0.20%	(2,362)
National Fuel Gas Co.	1,040	0.82%	(3,014)
Atmos Energy Corp.	489	0.79%	(4,226)
Consolidated Edison, Inc.	623	0.81%	(4,449)
Public Service Enterprise Group, Inc.	981	0.85%	(4,619)
American Water Works Company, Inc.	301	0.57%	(5,751)
Chesapeake Utilities Corp.	302	0.45%	(6,155)
OGE Energy Corp.	1,712	0.87%	(9,272)
Total Utilities			(42,103)

Energy
Exxon Mobil Corp.	618	1.11%	14,537
Marathon Petroleum Corp.	173	0.40%	9,285
Valero Energy Corp.	246	0.53%	7,995
PBF Energy, Inc. — Class A	275	0.22%	4,633
Chevron Corp.	191	0.49%	3,476
Cheniere Energy, Inc.	147	0.37%	3,205
Magnolia Oil & Gas Corp. — Class A	1,324	0.46%	792
Par Pacific Holdings, Inc.	704	0.39%	321
CNX Resources Corp.	1,442	0.50%	285
Range Resources Corp.	437	0.22%	156
Occidental Petroleum Corp.	735	0.73%	33
SandRidge Energy, Inc.	1,020	0.24%	(590)
Equities Corp.	340	0.21%	(660)
Chord Energy Corp.	346	0.85%	(675)
Southwestern Energy Co.	3,775	0.37%	(746)
Coterra Energy, Inc. — Class A	1,077	0.44%	(973)
Chesapeake Energy Corp.	642	0.84%	(1,360)
Total Energy			39,714
Total GS Equity Long Custom Basket			68,637

GS EQUITY SHORT CUSTOM BASKET
Consumer, Non-cyclical
Chefs’ Warehouse, Inc.	1,860	(0.47)%	14,701
Cooper Companies, Inc.	286	(1.08)%	11,806
Utz Brands, Inc.	4,363	(0.70)%	11,693
Equifax, Inc.	401	(0.87)%	8,967
ICU Medical, Inc.	390	(0.55)%	7,621
ABM Industries, Inc.	886	(0.42)%	6,756
TreeHouse Foods, Inc.	2,323	(1.20)%	6,330
ManpowerGroup, Inc.	519	(0.45)%	6,317
TransUnion	1,002	(0.86)%	5,470

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Bright Horizons Family Solutions, Inc.	476	(0.46)%	$5,015
Pilgrim’s Pride Corp.	3,910	(1.06)%	4,876
Matthews International Corp. — Class A	685	(0.32)%	3,850
Cintas Corp.	200	(1.14)%	3,169
Automatic Data Processing, Inc.	288	(0.82)%	2,277
CBIZ, Inc.	1,371	(0.85)%	2,167
Tyson Foods, Inc. — Class A	1,924	(1.16)%	2,137
Neogen Corp.	1,080	(0.24)%	(952)
Booz Allen Hamilton Holding Corp.	668	(0.87)%	(1,011)
RB Global, Inc.	1,844	(1.37)%	(3,386)
ICF International, Inc.	486	(0.70)%	(7,909)
Total Consumer, Non-cyclical			89,894

Financial
Sun Communities, Inc.	989	(1.40)%	38,920
American Tower Corp. — Class A	635	(1.24)%	31,517
Outfront Media, Inc.	4,994	(0.60)%	29,822
Healthcare Realty Trust, Inc.	3,998	(0.73)%	22,694
Kennedy-Wilson Holdings, Inc.	7,325	(1.28)%	21,822
Rexford Industrial Realty, Inc.	1,591	(0.93)%	19,140
Raymond James Financial, Inc.	1,027	(1.23)%	13,497
Americold Realty Trust, Inc.	3,114	(1.13)%	12,408
Equinix, Inc.	134	(1.16)%	10,898
UMH Properties, Inc.	7,182	(1.20)%	10,000
TFS Financial Corp.	7,920	(1.11)%	9,683
Alexander & Baldwin, Inc.	4,748	(0.95)%	9,329
Crown Castle, Inc.	562	(0.62)%	8,674
Jones Lang LaSalle, Inc.	574	(0.96)%	6,845
SLM Corp.	2,988	(0.48)%	6,279
Pathward Financial, Inc.	1,193	(0.65)%	6,099
New York Mortgage Trust, Inc.	6,334	(0.64)%	4,694
NU Holdings Limited/Cayman Islands — Class A	7,791	(0.67)%	4,019
Merchants Bancorp	1,516	(0.50)%	3,881
Northern Trust Corp.	715	(0.59)%	3,797
Carlyle Group, Inc.	2,146	(0.77)%	3,777
Stellar Bancorp, Inc.	1,848	(0.47)%	3,617
Equitable Holdings, Inc.	1,389	(0.47)%	3,564
Starwood Property Trust, Inc.	3,400	(0.78)%	3,167
Popular, Inc.	1,378	(1.03)%	3,076
Dynex Capital, Inc.	3,191	(0.45)%	2,296
BOK Financial Corp.	890	(0.85)%	1,996
Annaly Capital Management, Inc.	2,244	(0.50)%	1,667
Equity LifeStyle Properties, Inc.	793	(0.60)%	1,357
Hanover Insurance Group, Inc.	683	(0.90)%	1,324
PotlatchDeltic Corp.	1,846	(1.00)%	1,188
Assured Guaranty Ltd.	844	(0.61)%	723
AGNC Investment Corp.	5,466	(0.61)%	219
Brighthouse Financial, Inc.	1,721	(1.00)%	(169)
First Financial Bancorp	1,862	(0.43)%	(321)
Progressive Corp.	291	(0.48)%	(349)
Ventas, Inc.	2,406	(1.21)%	(425)
Apollo Global Management, Inc.	555	(0.59)%	(1,394)
Allstate Corp.	897	(1.19)%	(3,260)
PennyMac Financial Services, Inc.	1,035	(0.82)%	(3,708)
Welltower, Inc.	1,217	(1.19)%	(5,906)
KKR & Company, Inc. — Class A	1,929	(1.41)%	(10,985)
Iron Mountain, Inc.	1,846	(1.31)%	(11,359)
Total Financial			264,113

Utilities
AES Corp.	6,804	(1.23)%	36,925
Avista Corp.	3,113	(1.20)%	29,439
Portland General Electric Co.	2,757	(1.33)%	17,040
California Water Service Group	1,193	(0.67)%	11,008
PG&E Corp.	7,142	(1.37)%	8,299
Edison International	1,728	(1.30)%	8,057
Exelon Corp.	2,915	(1.31)%	5,573
Spire, Inc.	1,853	(1.25)%	3,053
FirstEnergy Corp.	3,358	(1.37)%	2,599
Duke Energy Corp.	1,320	(1.39)%	(2,046)
Total Utilities			119,947

Basic Materials
Hecla Mining Co.	12,642	(0.59)%	19,453
Piedmont Lithium, Inc.	984	(0.46)%	9,435
Alcoa Corp.	2,284	(0.79)%	8,821
Royal Gold, Inc.	558	(0.71)%	7,994
Avient Corp.	1,228	(0.52)%	5,397
Ecolab, Inc.	400	(0.81)%	4,876
Novagold Resources, Inc.	14,787	(0.68)%	3,797
Kaiser Aluminum Corp.	1,018	(0.91)%	1,980
Compass Minerals International, Inc.	1,110	(0.37)%	1,095
Century Aluminum Co.	4,257	(0.36)%	919
Axalta Coating Systems Ltd.	1,813	(0.58)%	490
Mercer International, Inc.	5,011	(0.51)%	(292)

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)
Carpenter Technology Corp.	1,191	(0.95)%	$(28,943)
Total Basic Materials			35,022

Energy
Baker Hughes Co.	1,695	(0.71)%	1,152
Archrock, Inc.	4,401	(0.66)%	248
Halliburton Co.	2,556	(1.23)%	(602)
Expro Group Holdings N.V.	1,699	(0.47)%	(742)
NOV, Inc.	3,976	(0.99)%	(1,361)
TechnipFMC plc	3,211	(0.78)%	(3,610)
Helix Energy Solutions Group, Inc.	3,521	(0.47)%	(5,580)
Valaris Ltd.	549	(0.49)%	(8,484)
Noble Corporation plc	733	(0.44)%	(9,138)
Hess Corp.	732	(1.33)%	(18,946)
Total Energy			(47,063)

Consumer, Cyclical
Walgreens Boots Alliance, Inc.	4,129	(1.09)%	19,324
UniFirst Corp.	415	(0.80)%	13,433
Topgolf Callaway Brands Corp.	3,651	(0.60)%	10,919
LGI Homes, Inc.	404	(0.48)%	7,818
Shake Shack, Inc. — Class A	631	(0.44)%	6,412
Floor & Decor Holdings, Inc. — Class A	648	(0.70)%	3,714
Life Time Group Holdings, Inc.	1,410	(0.26)%	2,306
VF Corp.	3,649	(0.77)%	1,446
OPENLANE, Inc.	2,547	(0.45)%	522
MarineMax, Inc.	1,165	(0.45)%	(791)
Newell Brands, Inc.	4,405	(0.47)%	(999)
Total Consumer, Cyclical			64,104

Industrial
MasTec, Inc.	458	(0.39)%	9,981
3M Co.	708	(0.79)%	9,953
GATX Corp.	704	(0.91)%	7,508
Republic Services, Inc. — Class A	441	(0.75)%	3,100
Trinity Industries, Inc.	2,284	(0.66)%	(1,141)
Stericycle, Inc.	1,414	(0.75)%	(1,666)
Jacobs Solutions, Inc.	405	(0.66)%	(1,766)
GXO Logistics, Inc.	818	(0.57)%	(3,575)
Tetra Tech, Inc.	386	(0.70)%	(3,884)
Casella Waste Systems, Inc. — Class A	897	(0.81)%	(4,609)
MSA Safety, Inc.	357	(0.67)%	(7,840)
Total Industrial			6,061

Technology
Science Applications International Corp.	1,006	(1.26)%	8,106
Evolent Health, Inc. — Class A	1,600	(0.52)%	5,307
KBR, Inc.	1,489	(1.04)%	3,527
Take-Two Interactive Software, Inc.	399	(0.67)%	(103)
Paycor HCM, Inc.	2,936	(0.80)%	(657)
Ceridian HCM Holding, Inc.	754	(0.61)%	(6,570)
Total Technology			9,610

Communications
DoorDash, Inc. — Class A	387	(0.37)%	(4,699)
Total GS Equity Short Custom Basket			$536,989

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity custom basket swap collateral at September 30, 2023.
[2]	Rate indicated is the 7-day yield as of September 30, 2023.
GS — Goldman Sachs International
MS — Morgan Stanley Capital Services LLC
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
LONG SHORT EQUITY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,226,666	$—	$—	$14,226,666
Money Market Fund	257,123	—	—	257,123
Equity Custom Basket Swap Agreements**	—	1,214,387	—	1,214,387
Total Assets	$14,483,789	$1,214,387	$—	$15,698,176

**	This derivative is reported as unrealized appreciation/depreciation at period end.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $14,339,003)	$14,483,789
Unrealized appreciation on OTC swap agreements	1,214,387
Receivables:
Dividends	15,608
Fund shares sold	7
Total assets	15,713,791

Liabilities:
Overdraft due to custodian bank	162
Payable for:
Swap settlement	95,766
Fund shares redeemed	18,465
Management fees	11,461
Transfer agent and maintenance fees	4,467
Distribution and service fees	2,772
Portfolio accounting and administration fees	1,941
Trustees’ fees*	198
Miscellaneous	7,154
Total liabilities	142,386
Net assets	$15,571,405

Net assets consist of:
Paid in capital	$16,232,739
Total distributable earnings (loss)	(661,334)
Net assets	$15,571,405

A-Class:
Net assets	$6,696,870
Capital shares outstanding	337,953
Net asset value per share	$19.82
Maximum offering price per share (Net asset value divided by 95.25%)	$20.81

C-Class:
Net assets	$173,464
Capital shares outstanding	10,135
Net asset value per share	$17.12

P-Class:
Net assets	$6,152,533
Capital shares outstanding	309,510
Net asset value per share	$19.88

Institutional Class:
Net assets	$2,548,538
Capital shares outstanding	124,743
Net asset value per share	$20.43

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $47)	$161,450
Income from securities lending, net	99
Total investment income	161,549

Expenses:
Management fees	70,427
Distribution and service fees:
A-Class	8,577
C-Class	861
P-Class	7,570
Transfer agent fees	21,610
Portfolio accounting and administration fees	11,928
Registration fees	7,340
Professional fees	4,073
Trustees’ fees*	1,349
Custodian fees	1,063
Miscellaneous	1,531
Total expenses	136,329
Net investment income	25,220

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	460,070
Swap agreements	440,525
Net realized gain	900,595
Net change in unrealized appreciation (depreciation) on:
Investments	(290,862)
Swap agreements	10,068
Net change in unrealized appreciation (depreciation)	(280,794)
Net realized and unrealized gain	619,801
Net increase in net assets resulting from operations	$645,021

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,220	$49,790
Net realized gain (loss) on investments	900,595	(516,401)
Net change in unrealized appreciation (depreciation) on investments	(280,794)	397,693
Net increase (decrease) in net assets resulting from operations	645,021	(68,918)

Distributions to shareholders:
A-Class	—	(28,087)
P-Class	—	(24,299)
Institutional Class	—	(11,987)
Total distributions to shareholders	—	(64,373)

Capital share transactions:
Proceeds from sale of shares
A-Class	27,894	268,590
C-Class	1,800	3,600
P-Class	204,143	137,512
Institutional Class	357,171	235,070
Distributions reinvested
A-Class	—	27,162
P-Class	—	21,690
Institutional Class	—	11,987
Cost of shares redeemed
A-Class	(529,601)	(670,625)
C-Class	(9,236)	(94,021)
P-Class	(322,964)	(370,219)
Institutional Class	(321,022)	(375,971)
Net decrease from capital share transactions	(591,815)	(805,225)
Net increase (decrease) in net assets	53,206	(938,516)

Net assets:
Beginning of period	15,518,199	16,456,715
End of period	$15,571,405	$15,518,199

Capital share activity:
Shares sold
A-Class	1,470	14,643
C-Class	107	227
P-Class	10,221	7,790
Institutional Class	18,059	12,159
Shares issued from reinvestment of distributions
A-Class	—	1,478
P-Class	—	1,176
Institutional Class	—	634
Shares redeemed
A-Class	(27,175)	(36,723)
C-Class	(560)	(5,825)
P-Class	(16,599)	(20,694)
Institutional Class	(16,205)	(20,267)
Net decrease in shares	(30,682)	(45,402)

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$19.01	$19.11	$18.98	$14.12	$16.20	$17.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.05	.06	.10	.09	.10
Net gain (loss) on investments (realized and unrealized)	.78	(.07)	.14	4.84	(2.04)	(1.02)
Total from investment operations	.81	(.02)	.20	4.94	(1.95)	(.92)
Less distributions from:
Net investment income	—	(.08)	(.07)	(.08)	(.13)	—
Net realized gains	—	—	—	—	—	(.29)
Total distributions	—	(.08)	(.07)	(.08)	(.13)	(.29)
Net asset value, end of period	$19.82	$19.01	$19.11	$18.98	$14.12	$16.20

Total Return[c]	4.26%	(0.11%)	1.03%	35.04%	(12.15%)	(5.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,697	$6,914	$7,344	$8,044	$7,021	$10,143
Ratios to average net assets:
Net investment income (loss)	0.29%	0.30%	0.30%	0.61%	0.58%	0.58%
Total expenses[d,e]	1.78%	1.76%	1.66%	1.75%	1.78%	1.78%
Portfolio turnover rate	167%	329%	233%	162%	119%	170%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$16.50	$16.66	$16.61	$12.39	$14.21	$15.43
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.09)	(.08)	(.02)	(.02)	(.07)
Net gain (loss) on investments (realized and unrealized)	.67	(.07)	.13	4.24	(1.80)	(.86)
Total from investment operations	.62	(.16)	.05	4.22	(1.82)	(.93)
Less distributions from:
Net realized gains	—	—	—	—	—	(.29)
Total distributions	—	—	—	—	—	(.29)
Net asset value, end of period	$17.12	$16.50	$16.66	$16.61	$12.39	$14.21

Total Return[c]	3.76%	(0.96%)	0.30%	34.06%	(12.81%)	(6.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$173	$175	$270	$378	$567	$1,424
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(0.57%)	(0.46%)	(0.16%)	(0.18%)	(0.43%)
Total expenses[d,e]	2.69%	2.61%	2.41%	2.51%	2.53%	2.50%
Portfolio turnover rate	167%	329%	233%	162%	119%	170%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$19.07	$19.17	$19.04	$14.17	$16.25	$17.47
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.06	.06	.10	.09	.08
Net gain (loss) on investments (realized and unrealized)	.78	(.08)	.14	4.85	(2.04)	(1.01)
Total from investment operations	.81	(.02)	.20	4.95	(1.95)	(.93)
Less distributions from:
Net investment income	—	(.08)	(.07)	(.08)	(.13)	—
Net realized gains	—	—	—	—	—	(.29)
Total distributions	—	(.08)	(.07)	(.08)	(.13)	(.29)
Net asset value, end of period	$19.88	$19.07	$19.17	$19.04	$14.17	$16.25

Total Return	4.25%	(0.11%)	1.03%	35.09%	(12.17%)	(5.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,153	$6,024	$6,281	$6,415	$5,370	$9,303
Ratios to average net assets:
Net investment income (loss)	0.29%	0.30%	0.30%	0.61%	0.57%	0.47%
Total expenses[d,e]	1.78%	1.76%	1.66%	1.75%	1.78%	1.77%
Portfolio turnover rate	167%	329%	233%	162%	119%	170%

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$19.57	$19.65	$19.50	$14.49	$16.60	$17.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.11	.11	.15	.14	.12
Net gain (loss) on investments (realized and unrealized)	.80	(0.09)	.14	4.97	(2.10)	(1.02)
Total from investment operations	.86	.02	.25	5.12	(1.96)	(.90)
Less distributions from:
Net investment income	—	(.10)	(.10)	(.11)	(.15)	—
Net realized gains	—	—	—	—	—	(.29)
Total distributions	—	(.10)	(.10)	(.11)	(.15)	(.29)
Net asset value, end of period	$20.43	$19.57	$19.65	$19.50	$14.49	$16.60

Total Return	4.39%	0.14%	1.24%	35.47%	(11.96%)	(5.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,549	$2,405	$2,562	$2,247	$1,794	$2,018
Ratios to average net assets:
Net investment income (loss)	0.56%	0.57%	0.55%	0.86%	0.85%	0.72%
Total expenses[d,e]	1.51%	1.49%	1.41%	1.50%	1.53%	1.51%
Portfolio turnover rate	167%	329%	233%	162%	119%	170%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented was as follows:

	9/30/23[a]	03/31/23	03/31/22	03/31/21	03/31/20	03/31/19
A-Class	1.78%	1.76%	1.66%	1.78%	1.78%	1.68%
C-Class	2.69%	2.61%	2.41%	2.51%	2.53%	2.50%
P-Class	1.78%	1.76%	1.66%	1.75%	1.78%	1.77%
Institutional Class	1.51%	1.49%	1.41%	1.50%	1.53%	1.51%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than a single day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
Taiwan, Province of China	23.0%
India	18.1%
Cayman Islands	16.6%
China	14.8%
Brazil	14.1%
Republic of Korea	4.9%
Mexico	4.8%
Other	3.7%
Total Long-Term Investments	100.0%

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

Ten Largest Holdings	% of Total Net Assets
Taiwan Semiconductor Manufacturing Company Ltd. ADR	11.3%
Alibaba Group Holding Ltd. ADR	6.8%
HDFC Bank Ltd. ADR	4.4%
PDD Holdings, Inc. ADR	2.7%
Infosys Ltd. ADR	2.6%
ICICI Bank Ltd. ADR	2.6%
Vale S.A. ADR	2.1%
Baidu, Inc. ADR	1.6%
NetEase, Inc. ADR	1.6%
JD.com, Inc. ADR	1.6%
Top Ten Total	37.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(11.49%)	15.89%	(7.68%)	(3.14%)
A-Class Shares with sales charge‡	(15.69%)	10.39%	(8.58%)	(3.61%)
C-Class Shares	(11.88%)	14.98%	(8.39%)	(3.87%)
C-Class Shares with CDSC§	(12.76%)	13.98%	(8.39%)	(3.87%)
H-Class Shares	(11.58%)	15.78%	(7.71%)	(3.18%)
S&P 500 Index	5.18%	21.62%	9.92%	11.91%
S&P Emerging 50 ADR Index	(2.99%)	15.48%	1.64%	2.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Emerging 50 ADR Index and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 54.5%

Technology - 17.1%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	2,729	$237,150
Infosys Ltd. ADR	3,222	55,128
NetEase, Inc. ADR	341	34,155
United Microelectronics Corp. ADR[1]	2,128	15,024
ASE Technology Holding Company Ltd. ADR	1,562	11,746
Wipro Ltd. ADR	1,290	6,244
Total Technology		359,447

Communications - 15.6%
Alibaba Group Holding Ltd. ADR*	1,646	142,774
PDD Holdings, Inc. ADR*	584	57,273
Baidu, Inc. ADR*	259	34,797
JD.com, Inc. ADR	1,124	32,742
Trip.com Group Ltd. ADR*	508	17,765
America Movil SAB de CV ADR	953	16,506
Chunghwa Telecom Company Ltd. ADR	348	12,507
Telkom Indonesia Persero Tbk PT ADR	435	10,484
Vipshop Holdings Ltd. ADR*	257	4,114
Total Communications		328,962

Financial - 10.0%
HDFC Bank Ltd. ADR	1,586	93,590
ICICI Bank Ltd. ADR	2,369	54,771
KB Financial Group, Inc. ADR	343	14,101
Banco Bradesco S.A. ADR	4,860	13,851
Shinhan Financial Group Company Ltd. ADR[1]	451	11,947
KE Holdings, Inc. ADR	619	9,607
Woori Financial Group, Inc. ADR[1]	198	5,429
Banco de Chile ADR	199	4,020
Banco Bradesco S.A. ADR*	1,365	3,658
Total Financial		210,974

Basic Materials - 5.3%
Vale S.A. ADR	3,322	44,515
POSCO Holdings, Inc. ADR[1]	272	27,880
Gold Fields Ltd. ADR[1]	817	8,873
Sociedad Quimica y Minera de Chile S.A. ADR	131	7,817
Suzano S.A. ADR	678	7,288
Sasol Ltd. ADR	528	7,218
Gerdau S.A. ADR	1,058	5,046
Sibanye Stillwater Ltd. ADR[1]	647	3,992
Total Basic Materials		112,629

Consumer, Non-cyclical - 2.8%
Fomento Economico Mexicano SAB de CV ADR	168	18,337
Ambev S.A. ADR	4,036	10,413
BeiGene Ltd. ADR*	56	10,073
New Oriental Education & Technology Group, Inc. ADR*	137	8,021
Dr Reddy’s Laboratories Ltd. ADR	111	7,423
Coca-Cola Femsa SAB de CV ADR	48	3,765
Ambrx Biopharma, Inc. ADR*	39	448
Belite Bio, Inc. ADR*	7	221
Total Consumer, Non-cyclical		58,701

Industrial - 1.4%
ZTO Express Cayman, Inc. ADR	398	9,620
Cemex SAB de CV ADR*	1,385	9,002
Grupo Aeroportuario del Pacifico SAB de CV ADR	36	5,917
Grupo Aeroportuario del Sureste SAB de CV ADR	17	4,177
Total Industrial		28,716

Energy - 1.2%
Petroleo Brasileiro S.A. ADR	1,702	25,513

Consumer, Cyclical - 0.8%
NIO, Inc. ADR*	1,279	11,562
H World Group Ltd. ADR*	128	5,047
Total Consumer, Cyclical		16,609

Utilities - 0.3%
Centrais Eletricas Brasileiras S.A. ADR	946	6,915

Total Common Stocks
(Cost $909,736)		1,148,466

PREFERRED STOCKS† - 2.4%
Energy - 1.3%
Petroleo Brasileiro S.A.
ADR	2,101	28,805

Financial - 1.1%
Itau Unibanco Holding S.A.
ADR	4,433	23,805

Total Preferred Stocks
(Cost $36,938)		52,610

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 45.4%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[3]	$539,263	$539,263
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[3]	209,477	209,477
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[3]	207,409	207,409
Total Repurchase Agreements
(Cost $956,149)		956,149

	Shares
SECURITIES LENDING COLLATERAL†,4 - 2.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[5]	47,437	47,437
Total Securities Lending Collateral
(Cost $47,437)		47,437

Total Investments - 104.6%
(Cost $1,950,260)		$2,204,662
Other Assets & Liabilities, net - (4.6)%		(97,478)
Total Net Assets - 100.0%		$2,107,184

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P Emerging 50 ADR Index	Pay	5.58% (Federal Funds Rate + 0.25%)	At Maturity	12/21/23	494	$1,233,547	$4,899
BNP Paribas	S&P Emerging 50 ADR Index	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	12/21/23	673	1,681,680	(24,938)
							$2,915,227	$(20,039)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,148,466	$—	$—	$1,148,466
Preferred Stocks	52,610	—	—	52,610
Repurchase Agreements	—	956,149	—	956,149
Securities Lending Collateral	47,437	—	—	47,437
Equity Index Swap Agreements**	—	4,899	—	4,899
Total Assets	$1,248,513	$961,048	$—	$2,209,561

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$24,938	$—	$24,938

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $46,266 of securities loaned (cost $994,111)	$1,248,513
Repurchase agreements, at value (cost $956,149)	956,149
Cash	321
Unrealized appreciation on OTC swap agreements	4,899
Receivables:
Fund shares sold	229,607
Dividends	6,633
Interest	281
Securities lending income	168
Investment Adviser	79
Foreign tax reclaims	49
Total assets	2,446,699

Liabilities:
Unrealized depreciation on OTC swap agreements	24,938
Payable for:
Fund shares redeemed	205,676
Swap settlement	55,813
Return of securities lending collateral	47,437
Management fees	2,149
Transfer agent fees	754
Distribution and service fees	643
Portfolio accounting and administration fees	251
Trustees’ fees*	42
Miscellaneous	1,812
Total liabilities	339,515
Net assets	$2,107,184

Net assets consist of:
Paid in capital	$18,515,198
Total distributable earnings (loss)	(16,408,014)
Net assets	$2,107,184

A-Class:
Net assets	$190,499
Capital shares outstanding	3,957
Net asset value per share	$48.14
Maximum offering price per share (Net asset value divided by 95.25%)	$50.54

C-Class:
Net assets	$71,094
Capital shares outstanding	1,608
Net asset value per share	$44.21

H-Class:
Net assets	$1,845,591
Capital shares outstanding	38,408
Net asset value per share	$48.05

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,160)	$39,875
Interest	41,300
Income from securities lending, net	548
Total investment income	81,723

Expenses:
Management fees	15,346
Distribution and service fees:
A-Class	427
C-Class	499
H-Class	3,713
Transfer agent fees	3,660
Portfolio accounting and administration fees	3,496
Registration fees	1,715
Professional fees	841
Interest expense	552
Trustees’ fees*	312
Custodian fees	233
Miscellaneous	837
Total expenses	31,631
Less:
Expenses reimbursed by Adviser:	(1,129)
Net expenses	30,502
Net investment income	51,221

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(86,366)
Swap agreements	(277,623)
Net realized loss	(363,989)
Net change in unrealized appreciation (depreciation) on:
Investments	(19,315)
Swap agreements	(129,833)
Net change in unrealized appreciation (depreciation)	(149,148)
Net realized and unrealized loss	(513,137)
Net decrease in net assets resulting from operations	$(461,916)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$51,221	$123,778
Net realized loss on investments	(363,989)	(2,360,959)
Net change in unrealized appreciation (depreciation) on investments	(149,148)	43,786
Net decrease in net assets resulting from operations	(461,916)	(2,193,395)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,174,949	3,280,035
C-Class	26,298	137,269
H-Class	39,579,292	100,246,481
Cost of shares redeemed
A-Class	(1,285,328)	(2,969,703)
C-Class	(75,692)	(246,621)
H-Class	(39,949,208)	(98,469,708)
Net increase (decrease) from capital share transactions	(529,689)	1,977,753
Net decrease in net assets	(991,605)	(215,642)

Net assets:
Beginning of period	3,098,789	3,314,431
End of period	$2,107,184	$3,098,789

Capital share activity:
Shares sold
A-Class	21,628	59,221
C-Class	544	2,793
H-Class	764,747	1,898,688
Shares redeemed
A-Class	(24,469)	(55,255)
C-Class	(1,574)	(5,051)
H-Class	(774,126)	(1,892,071)
Net increase (decrease) in shares	(13,250)	8,325

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$54.39	$68.28	$116.33	$44.29	$71.02	$87.20
Income (loss) from investment operations:
Net investment income (loss)[b]	.78	.89	(.03)	(.94)	.17	.40
Net gain (loss) on investments (realized and unrealized)	(7.03)	(14.78)	(48.02)	72.98	(26.42)	(16.58)
Total from investment operations	(6.25)	(13.89)	(48.05)	72.04	(26.25)	(16.18)
Less distributions from:
Net investment income	—	—	—	—	(.48)	—
Total distributions	—	—	—	—	(.48)	—
Net asset value, end of period	$48.14	$54.39	$68.28	$116.33	$44.29	$71.02

Total Return[c]	(11.49%)	(20.35%)	(41.30%)	162.66%	(37.27%)	(18.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190	$370	$193	$647	$628	$2,247
Ratios to average net assets:
Net investment income (loss)	2.96%	1.67%	(0.03%)	(1.10%)	0.25%	0.54%
Total expenses	1.84%	1.85%	1.75%	1.83%	1.86%	1.84%
Net expenses[d]	1.78%	1.82%	1.75%	1.83%	1.86%	1.84%
Portfolio turnover rate	332%	416%	266%	632%	974%	1,978%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$50.17	$63.47	$108.94	$41.79	$67.53	$83.55
Income (loss) from investment operations:
Net investment income (loss)[b]	.49	.69	(.48)	(1.69)	(.28)	(.22)
Net gain (loss) on investments (realized and unrealized)	(6.45)	(13.99)	(44.99)	68.84	(24.98)	(15.80)
Total from investment operations	(5.96)	(13.30)	(45.47)	67.15	(25.26)	(16.02)
Less distributions from:
Net investment income	—	—	—	—	(.48)	—
Total distributions	—	—	—	—	(.48)	—
Net asset value, end of period	$44.21	$50.17	$63.47	$108.94	$41.79	$67.53

Total Return[c]	(11.88%)	(20.97%)	(41.74%)	160.68%	(37.73%)	(19.17%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71	$132	$311	$449	$161	$423
Ratios to average net assets:
Net investment income (loss)	2.06%	1.43%	(0.55%)	(1.95%)	(0.44%)	(0.33%)
Total expenses	2.59%	2.57%	2.50%	2.57%	2.60%	2.59%
Net expenses[d]	2.53%	2.54%	2.50%	2.57%	2.60%	2.59%
Portfolio turnover rate	332%	416%	266%	632%	974%	1,978%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$54.34	$68.26	$116.30	$44.29	$71.02	$87.21
Income (loss) from investment operations:
Net investment income (loss)[b]	.78	1.20	.01	(1.28)	(.05)	.50
Net gain (loss) on investments (realized and unrealized)	(7.07)	(15.12)	(48.05)	73.29	(26.20)	(16.69)
Total from investment operations	(6.29)	(13.92)	(48.04)	72.01	(26.25)	(16.19)
Less distributions from:
Net investment income	—	—	—	—	(.48)	—
Total distributions	—	—	—	—	(.48)	—
Net asset value, end of period	$48.05	$54.34	$68.26	$116.30	$44.29	$71.02

Total Return	(11.58%)	(20.41%)	(41.31%)	162.59%	(37.27%)	(18.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,846	$2,597	$2,810	$6,808	$1,464	$6,636
Ratios to average net assets:
Net investment income (loss)	3.03%	2.35%	0.01%	(1.29%)	(0.07%)	0.71%
Total expenses	1.83%	1.82%	1.75%	1.81%	1.87%	1.85%
Net expenses[d]	1.77%	1.76%	1.75%	1.81%	1.87%	1.85%
Portfolio turnover rate	332%	416%	266%	632%	974%	1,978%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the S&P Emerging 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than a single day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	6.33%	(30.72%)	(20.40%)	(18.73%)
A-Class Shares with sales charge‡	1.28%	(34.02%)	(21.18%)	(19.12%)
C-Class Shares	5.94%	(31.11%)	(20.64%)	(19.18%)
C-Class Shares with CDSC§	4.94%	(31.80%)	(20.64%)	(19.18%)
H-Class Shares	6.02%	(30.76%)	(20.11%)	(18.65%)
S&P 500 Index	5.18%	21.62%	9.92%	11.91%
S&P Emerging 50 ADR Index	(2.99%)	15.48%	1.64%	2.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Emerging 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 115.3%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[2]	$288,812	$288,812
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[2]	112,189	112,189
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[2]	111,082	111,082
Total Repurchase Agreements
(Cost $512,083)		512,083

Total Investments - 115.3%
(Cost $512,083)		$512,083
Other Assets & Liabilities, net - (15.3)%		(67,910)
Total Net Assets - 100.0%		$444,173

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P Emerging 50 ADR Index	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	12/21/23	187	$467,183	$5,723
Goldman Sachs International	S&P Emerging 50 ADR Index	Receive	4.58% (Federal Funds Rate - 0.75%)	At Maturity	12/21/23	173	431,151	4,810
							$898,334	$10,533

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
ADR—American Depositary Receipt
See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
INVERSE EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$512,083	$—	$512,083
Equity Index Swap Agreements**	—	10,533	—	10,533
Total Assets	$—	$522,616	$—	$522,616

**	This derivative is reported as unrealized appreciation/depreciation at period end.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Repurchase agreements, at value (cost $512,083)	$512,083
Cash	252,861
Unrealized appreciation on OTC swap agreements	10,533
Receivables:
Fund shares sold	42,116
Interest	151
Investment Adviser	13
Total assets	817,757

Liabilities:
Payable for:
Fund shares redeemed	370,769
Swap settlement	1,949
Management fees	325
Transfer agent fees	112
Distribution and service fees	94
Portfolio accounting and administration fees	38
Trustees’ fees*	6
Miscellaneous	291
Total liabilities	373,584
Net assets	$444,173

Net assets consist of:
Paid in capital	$20,338,007
Total distributable earnings (loss)	(19,893,834)
Net assets	$444,173

A-Class:
Net assets	$25,296
Capital shares outstanding	1,792
Net asset value per share	$14.12
Maximum offering price per share (Net asset value divided by 95.25%)	$14.82

C-Class:
Net assets	$7,543
Capital shares outstanding	542
Net asset value per share	$13.92

H-Class:
Net assets	$411,334
Capital shares outstanding	28,828
Net asset value per share	$14.27

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Interest	$13,078
Total investment income	13,078

Expenses:
Management fees	2,272
Distribution and service fees:
A-Class	27
C-Class	32
H-Class	599
Transfer agent fees	548
Portfolio accounting and administration fees	519
Registration fees	307
Professional fees	118
Trustees’ fees*	57
Custodian fees	35
Miscellaneous	69
Total expenses	4,583
Less:
Expenses reimbursed by Adviser	(163)
Net expenses	4,420
Net investment income	8,658

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(27,655)
Net realized loss	(27,655)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	20,431
Net change in unrealized appreciation (depreciation)	20,431
Net realized and unrealized loss	(7,224)
Net increase in net assets resulting from operations	$1,434

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,658	$6,878
Net realized loss on investments	(27,655)	(44,584)
Net change in unrealized appreciation (depreciation) on investments	20,431	(76,311)
Net increase (decrease) in net assets resulting from operations	1,434	(114,017)

Capital share transactions:
Proceeds from sale of shares
A-Class	211,102	544,771
C-Class	6,402	79,314
H-Class	13,180,369	47,202,687
Cost of shares redeemed
A-Class	(192,482)	(544,324)
C-Class	(5,240)	(76,129)
H-Class	(13,234,984)	(47,901,477)
Net decrease from capital share transactions	(34,833)	(695,158)
Net decrease in net assets	(33,399)	(809,175)

Net assets:
Beginning of period	477,572	1,286,747
End of period	$444,173	$477,572

Capital share activity:
Shares sold
A-Class	15,544	32,880
C-Class	509	4,768
H-Class	962,664	2,904,991
Shares redeemed
A-Class	(14,258)	(33,335)
C-Class	(426)	(4,767)
H-Class	(968,379)	(2,953,864)
Net decrease in shares	(4,346)	(49,327)

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$13.28	$15.03	$12.44	$46.71	$40.57	$39.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.11	(.23)	(.54)	(.16)	.23
Net gain (loss) on investments (realized and unrealized)	.60	(1.86)	2.82	(33.73)	6.64	1.26 [e]
Total from investment operations	.84	(1.75)	2.59	(34.27)	6.48	1.49
Less distributions from:
Net investment income	—	—	—	—	(.34)	—
Total distributions	—	—	—	—	(.34)	—
Net asset value, end of period	$14.12	$13.28	$15.03	$12.44	$46.71	$40.57

Total Return[c]	6.33%	(11.64%)	20.82%	(73.37%)	16.30%	3.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25	$7	$14	$2	$147	$16
Ratios to average net assets:
Net investment income (loss)	3.48%	0.65%	(1.86%)	(1.81%)	(0.37%)	0.51%
Total expenses	1.79%	2.00%	1.87%	1.86%	1.89%	1.88%
Net expenses[d]	1.73%	1.97%	1.87%	1.86%	1.89%	1.88%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$13.14	$15.02	$12.40	$46.82	$40.45	$39.34
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.01	(.36)	(.69)	(.31)	(.29)
Net gain (loss) on investments (realized and unrealized)	.59	(1.89)	2.98	(33.73)	7.02	1.40 [e]
Total from investment operations	.78	(1.88)	2.62	(34.42)	6.71	1.11
Less distributions from:
Net investment income	—	—	—	—	(.34)	—
Total distributions	—	—	—	—	(.34)	—
Net asset value, end of period	$13.92	$13.14	$15.02	$12.40	$46.82	$40.45

Total Return[c]	5.94%	(12.52%)	21.13%	(73.52%)	16.96%	(2.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8	$6	$7	$6	$103	$3
Ratios to average net assets:
Net investment income (loss)	2.91%	0.08%	(2.44%)	(2.62%)	(1.09%)	(0.63%)
Total expenses	2.55%	2.76%	2.48%	2.66%	2.79%	2.53%
Net expenses[d]	2.49%	2.73%	2.48%	2.66%	2.79%	2.53%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$13.46	$15.17	$12.54	$46.39	$40.27	$38.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.11	(.23)	(.42)	.07	.19
Net gain (loss) on investments (realized and unrealized)	.60	(1.82)	2.86	(33.43)	6.39	1.31 [e]
Total from investment operations	.81	(1.71)	2.63	(33.85)	6.46	1.50
Less distributions from:
Net investment income	—	—	—	—	(.34)	—
Total distributions	—	—	—	—	(.34)	—
Net asset value, end of period	$14.27	$13.46	$15.17	$12.54	$46.39	$40.27

Total Return	6.02%	(11.27%)	20.97%	(72.97%)	16.40%	3.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$411	$465	$1,265	$400	$649	$1,756
Ratios to average net assets:
Net investment income (loss)	3.43%	0.66%	(1.70%)	(1.85%)	0.19%	0.42%
Total expenses	1.81%	2.01%	1.75%	1.89%	1.87%	1.87%
Net expenses [d]	1.74%	1.97%	1.75%	1.89%	1.87%	1.87%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding thoughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Advisor.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	Since Inception (10/08/13)
A-Class Shares	(1.26%)	10.75%	(2.18%)	(0.75%)
A-Class Shares with sales charge‡	(5.95%)	5.48%	(3.13%)	(1.23%)
C-Class Shares	(1.72%)	9.90%	(2.92%)	(1.54%)
C-Class Shares with CDSC§	(2.70%)	8.90%	(2.92%)	(1.54%)
H-Class Shares	(1.25%)	10.75%	(2.16%)	(0.78%)
ICE BofA BBB & Lower Sovereign USD External Debt Index	(0.23%)	11.15%	(0.79%)	1.90%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE Bank of America BBB & Lower Sovereign USD External Debt Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 86.4%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[2]	$161,099	$161,099
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[2]	62,579	62,579
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[2]	61,961	61,961
Total Repurchase Agreements
(Cost $285,639)		285,639

Total Investments - 86.4%
(Cost $285,639)		$285,639
Other Assets & Liabilities, net - 13.6%		44,897
Total Net Assets - 100.0%		$330,536

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	3	Dec 2023	$315,961	$(2,823)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.EM.40.V1	1.00%	Quarterly	12/20/28	$320,000	$(17,568)	$(15,329)	$(2,239)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Credit Index Swap Agreements††
Goldman Sachs International	Invesco Emerging Markets Sovereign Debt ETF	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	10/26/23	5,281	$96,484	$(634)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
CDX.EM.40.V1 — Credit Default Swap Emerging Markets Series 40 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
EMERGING MARKETS BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$285,639	$—	$285,639

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$2,823	$—	$—	$2,823
Credit Default Swap Agreements**	—	2,239	—	2,239
Credit Index Swap Agreements**	—	634	—	634
Total Liabilities	$2,823	$2,873	$—	$5,696

**	This derivative is reported as unrealized appreciation/depreciation at period end.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Repurchase agreements, at value (cost $285,639)	$285,639
Segregated cash with broker	61,191
Receivables:
Variation margin on futures contracts	352
Protection fees on credit default swap agreements	98
Interest	84
Fund shares sold	30
Total assets	347,394

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	15,329
Unrealized depreciation on OTC swap agreements	634
Payable for:
Management fees	211
Transfer agent fees	166
Distribution and service fees	84
Portfolio accounting and administration fees	44
Fund shares redeemed	35
Swap settlement	32
Variation margin on credit default swap agreements	8
Trustees’ fees*	9
Miscellaneous	306
Total liabilities	16,858
Net assets	$330,536

Net assets consist of:
Paid in capital	$882,578
Total distributable earnings (loss)	(552,042)
Net assets	$330,536

A-Class:
Net assets	$39,461
Capital shares outstanding	682
Net asset value per share	$57.86
Maximum offering price per share (Net asset value divided by 95.25%)	$60.75

C-Class:
Net assets	$21,280
Capital shares outstanding	404
Net asset value per share	$52.67

H-Class:
Net assets	$269,795
Capital shares outstanding	4,686
Net asset value per share	$57.57

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Interest	$46,443
Total investment income	46,443

Expenses:
Management fees	7,918
Distribution and service fees:
A-Class	132
C-Class	111
H-Class	2,481
Transfer agent fees	2,416
Portfolio accounting and administration fees	2,166
Professional fees	558
Custodian fees	144
Trustees’ fees*	135
Miscellaneous	1,108
Total expenses	17,169
Less:
Expenses reimbursed by Adviser:	(29)
Net expenses	17,140
Net investment income	29,303

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(91,652)
Futures contracts	(63,405)
Net realized loss	(155,057)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(16,855)
Futures contracts	(10,560)
Net change in unrealized appreciation (depreciation)	(27,415)
Net realized and unrealized loss	(182,472)
Net decrease in net assets resulting from operations	$(153,169)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$29,303	$2,866
Net realized loss on investments	(155,057)	(204,745)
Net change in unrealized appreciation (depreciation) on investments	(27,415)	17,028
Net decrease in net assets resulting from operations	(153,169)	(184,851)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,402	248,714
C-Class	—	37,131
H-Class	10,778,302	4,538,351
Cost of shares redeemed
A-Class	(223,383)	(30,106)
C-Class	(612)	(73,773)
H-Class	(10,748,590)	(4,461,930)
Net increase (decrease) from capital share transactions	(192,881)	258,387
Net increase (decrease) in net assets	(346,050)	73,536

Net assets:
Beginning of period	676,586	603,050
End of period	$330,536	$676,586

Capital share activity:
Shares sold
A-Class	24	4,342
C-Class	—	686
H-Class	184,694	78,489
Shares redeemed
A-Class	(3,876)	(540)
C-Class	(11)	(1,367)
H-Class	(186,675)	(79,791)
Net increase (decrease) in shares	(5,844)	1,819

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$58.60	$62.44	$70.11	$63.93	$74.95	$73.42
Income (loss) from investment operations:
Net investment income (loss)[b]	.88	.60	(1.07)	(1.14)	.03	.10
Net gain (loss) on investments (realized and unrealized)	(1.62)	(4.44)	(6.60)	8.16	(4.86)	1.43
Total from investment operations	(.74)	(3.84)	(7.67)	7.02	(4.83)	1.53
Less distributions from:
Net investment income	—	—	—	(.84)	(2.36)	—
Net realized gains	—	—	—	—	(3.83)	—
Total distributions	—	—	—	(.84)	(6.19)	—
Net asset value, end of period	$57.86	$58.60	$62.44	$70.11	$63.93	$74.95

Total Return[c]	(1.26%)	(6.15%)	(10.98%)	10.92%	(7.41%)	2.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39	$266	$46	$48	$1,105	$761
Ratios to average net assets:
Net investment income (loss)	3.01%	1.06%	(1.54%)	(1.72%)	0.03%	0.14%
Total expenses	1.60%	1.61%	1.57%	1.74%	1.68%	1.66%
Net expenses[d]	1.60%	1.61%	1.57%	1.74%	1.68%	1.66%
Portfolio turnover rate	—	—	—	—	—	—

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$53.59	$57.52	$65.07	$59.82	$71.05	$70.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.71	(.04)	(1.47)	(1.56)	(.46)	(.54)
Net gain (loss) on investments (realized and unrealized)	(1.63)	(3.89)	(6.08)	7.65	(4.58)	1.47
Total from investment operations	(.92)	(3.93)	(7.55)	6.09	(5.04)	.93
Less distributions from:
Net investment income	—	—	—	(.84)	(2.36)	—
Net realized gains	—	—	—	—	(3.83)	—
Total distributions	—	—	—	(.84)	(6.19)	—
Net asset value, end of period	$52.67	$53.59	$57.52	$65.07	$59.82	$71.05

Total Return[c]	(1.72%)	(6.83%)	(11.62%)	10.10%	(8.13%)	1.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21	$22	$63	$52	$62	$59
Ratios to average net assets:
Net investment income (loss)	2.64%	(0.07%)	(2.28%)	(2.36%)	(0.61%)	(0.79%)
Total expenses	2.32%	2.35%	2.31%	2.40%	2.42%	2.37%
Net expenses[d]	2.30%	2.35%	2.31%	2.40%	2.42%	2.37%
Portfolio turnover rate	—	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$58.30	$62.03	$69.64	$63.50	$74.52	$72.98
Income (loss) from investment operations:
Net investment income (loss)[b]	.80	.40	(1.07)	(1.14)	.15	.23
Net gain (loss) on investments (realized and unrealized)	(1.53)	(4.13)	(6.54)	8.12	(4.98)	1.31
Total from investment operations	(.73)	(3.73)	(7.61)	6.98	(4.83)	1.54
Less distributions from:
Net investment income	—	—	—	(.84)	(2.36)	—
Net realized gains	—	—	—	—	(3.83)	—
Total distributions	—	—	—	(.84)	(6.19)	—
Net asset value, end of period	$57.57	$58.30	$62.03	$69.64	$63.50	$74.52

Total Return	(1.25%)	(6.01%)	(10.93%)	10.93%	(7.45%)	2.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$270	$389	$494	$343	$307	$9,226
Ratios to average net assets:
Net investment income (loss)	2.77%	0.70%	(1.52%)	(1.61%)	0.20%	0.32%
Total expenses	1.62%	1.61%	1.56%	1.65%	1.67%	1.70%
Net expenses[d]	1.62%	1.61%	1.56%	1.65%	1.67%	1.70%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the ”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2023, the Trust consisted of fifty-two funds.

This report covers the following funds (Each, a “Fund” and together, the “Funds”):

Fund Name	Investment Company Type
Long Short Equity Fund	Non-diversified
Emerging Markets 2x Strategy Fund	Non-diversified
Inverse Emerging Markets 2x Strategy Fund	Non-diversified
Emerging Markets Bond Strategy Fund	Diversified

At September 30, 2023, A-Class, C-Class, H-Class, P-Class, and Institutional Class shares have been issued by the Funds.

The Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. The Long Short Equity Fund prices its shares at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the September 30, 2023, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. Government securities are valued by pricing service providers, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Other swap agreements entered into by a fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(c) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(d) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategies, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause an investment in the Fund to be more volatile and riskier than if the Fund had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$999,509	$—

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index or custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return or custom basket swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	$5,229,607	$—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity		1,105,360
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	545,306	—

The following table represents the Funds’ use and volume of custom basket swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$14,154,078	$16,969,710

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$1,363,333	$—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Interest rate futures contracts	—	Variation margin on futures contracts
Credit/Equity swap contracts	Unrealized appreciation on OTC swap agreements	Unamortized upfront premiums received on credit default swap agreements
Unrealized depreciation on OTC swap agreements
Variation margin on credit default swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2023
Long Short Equity Fund	$1,214,387	$—	$—	$1,214,387
Emerging Markets 2x Strategy Fund	4,899	—	—	4,899
Inverse Emerging Markets 2x Strategy Fund	10,533	—	—	10,533

Liability Derivative Investments Value
Fund	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2023
Emerging Markets 2x Strategy Fund	$24,938	$—	$—	$24,938
Emerging Markets Bond Strategy Fund	634	2,823	2,239	5,696

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest rate futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Credit/Equity swap contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the period ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$440,525	$—	$—	$440,525
Emerging Markets 2x Strategy Fund	(277,623)	—	—	(277,623)
Inverse Emerging Markets 2x Strategy Fund	(27,655)	—	—	(27,655)
Emerging Markets Bond Strategy Fund	—	(63,405)	(91,652)	(155,057)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$10,068	$—	$—	$10,068
Emerging Markets 2x Strategy Fund	(129,833)	—	—	(129,833)
Inverse Emerging Markets 2x Strategy Fund	20,431	—	—	20,431
Emerging Markets Bond Strategy Fund	—	(10,560)	(16,855)	(27,415)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Funds may incur transaction costs in connection with conversions between various currencies. The Funds may, but are not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Funds.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$1,214,387	$—	$1,214,387	$—	$—	$1,214,387
Emerging Markets 2x Strategy Fund	Swap equity contracts	4,899	—	4,899	—	—	4,899
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	10,533	—	10,533	—	—	10,533

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Emerging Markets 2x Strategy Fund	Swap equity contracts	$24,938	$—	$24,938	$(24,938)	$—	$—
Emerging Markets Bond Strategy Fund	Credit index swap agreements	634	—	634	(634)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit default swap agreements	$57,216	$—
	Goldman Sachs International	Futures contracts	3,975	—
			61,191	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
> $1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted separate Distribution Plans applicable to A-Class shares, P-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2023, GFD retained sales charges of $35,499 relating to sales of A-Class shares of the Trust.

The Board has adopted a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for the Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. The current term of this agreement expires on August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bills
5.30%			0.00%
Due 10/02/23	$161,453,419	$161,524,727	Due 10/10/23 - 09/05/24	$97,237,600	$96,132,508

			U.S. Treasury Notes
			0.38% - 3.25%
			Due 10/31/23 - 09/15/24	46,833,200	45,451,839

			U.S. Treasury Floating Rate Notes
			5.39% - 5.44%
			Due 10/31/23 - 01/31/24	22,892,900	23,098,149
				166,963,700	164,682,496

Barclays Capital, Inc.			U.S. Treasury Notes
5.29%			1.50% - 5.00%
Due 10/02/23	62,716,858	62,744,506	Due 08/31/25 - 01/31/27	69,304,600	63,971,272

BofA Securities, Inc.			U.S. Treasury Note
5.30%			3.88%
Due 10/02/23	62,097,469	62,124,895	Due 04/30/25	63,651,000	63,339,456

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2023, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Emerging Markets 2x Strategy Fund	$46,266	$(46,266)	$—	$47,437	$—	$47,437

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Long Short Equity Fund	$14,387,714	$2,006,965	$(696,503)	$1,310,462
Emerging Markets 2x Strategy Fund	2,133,117	79,105	(27,599)	51,506
Inverse Emerging Markets 2x Strategy Fund	512,083	10,533	—	10,533
Emerging Markets Bond Strategy Fund	285,639	—	(5,696)	(5,696)

Note 9 – Securities Transactions

For the period ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$24,691,752	$23,684,169
Emerging Markets 2x Strategy Fund	6,647,964	6,408,222
Inverse Emerging Markets 2x Strategy Fund	65,000	65,000
Emerging Markets Bond Strategy Fund	—	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2023, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Emerging Markets 2x Strategy Fund	$197,249	$—	$—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.28% for the period ended September 30, 2023. The Funds did not have any borrowings outstanding under this agreement as-of and for the period ended September 30, 2023.

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country, geographic region or industry could adversely affect the value, yield and return of the investments held by the Funds in a different country, geographic region, economy or industry and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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OTHER INFORMATION (Unaudited)(continued)

Report of the Rydex Series Funds Board of Trustees

The Board of Trustees of Rydex Series Funds (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Advisory Agreement”) with Security Investors, LLC (“Security Investors” or the “Adviser”) on behalf of the series of the Trust listed below (each a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund
Alternative Funds** (i.e., Non-Tradable Funds)
●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each a “Sector Fund” and collectively, the “Sector Funds.”
**	Each an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds is referred to herein as a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors1 is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and

[1]

Security Investors also serves as investment adviser to each of Rydex Series Funds Commodities Strategy CFC, Rydex Managed Futures Strategy CFC and Rydex Series Funds Multi-Hedge Strategies CFC (each a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements”), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Board and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than the U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark. The Committee took into account the limitations of the peer group and universe comparisons provided by FUSE with respect to the Tradable Funds in light of their unique features and the limited size of the marketplace for tradable funds designed to support tactical advisors, noting that there are only two direct competitor product suites.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that the Advisory Agreement represented a reasonable business arrangement negotiated at arm’s length and that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Advisory Agreement for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

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OTHER INFORMATION (Unaudited)(continued)

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features, as well as the personnel responsible for such services. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2022, 2021 and 2020. The Committee also considered additional information regarding trading activity in the Tradable Funds during 2022, including monthly purchases and redemptions in dollar value and in number of transactions as well as transaction volume relative to the assets in the Tradable Funds. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. In addition, the Committee considered information provided by the Adviser analyzing the potential costs to shareholders of investing in tradable mutual funds, such as the Tradable Funds, compared to those of investing in exchange-traded funds, including expense ratios, brokerage commissions and spread costs, as well as the relative advantages and disadvantages of each investment product. The Committee considered that, at the April Meeting, the Adviser’s Head of Quantitative Strategies with investment management responsibility for the Tradable Funds met with the Committee to discuss the Tradable Funds, including the value to shareholders of the tradability and other unique features, the personnel, operations and infrastructure required to provide those features, the reasons why tactical advisors invest in the Tradable Funds rather than other tradable products, such as exchange-traded funds, for their clients, and the level of trading activity in the Tradable Funds. With respect to the Sector Funds and the Real Estate Fund, the Committee also considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2022, as applicable, were received. In addition, the Committee received a comparison of each Fund’s

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OTHER INFORMATION (Unaudited)(continued)

performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe, if any, for performance and expense comparisons. For the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain performance information for the Alternative Funds (i.e., the non-Tradable Funds) as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

With respect to the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances where there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points) of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2022, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund performed in line with the comparable peer fund over the five-year and three-year periods ended December 31, 2022, while, in contrast, its performance ranked in the fourth quartile of the broader peer group over the five-year, three-year and one-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2022, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the returns of the Multi-Hedge Strategies Fund’s Institutional Class shares ranked in the second quartile of its performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Long Short Equity Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 49th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s fundamental factor tilts. The Committee noted management’s statement that the Fund’s long exposure to value detracted from investment performance from early 2018 through early 2020 as growth stocks outperformed during that period. The Committee also noted management’s statement that the Fund’s net short exposure to oil prices within the energy sector following the onset of the Russia-Ukraine war in early 2022 also contributed to relative underperformance.

Managed Futures Strategy Fund: The returns of the Fund’s Institutional Class shares ranked in the 82nd and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year and three-year time periods was primarily due to the Fund targeting a lower level of risk relative to its performance universe. The Committee took into account management’s statements that the portfolio management team increased the Fund’s risk target in 2021 to be more in line with peers and the Fund experienced a performance ranking that compared more favorably relative to its performance universe for the one-year period ended December 31, 2022. The Committee also noted management’s further explanation of the Fund’s performance at the April Meeting.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee2 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, other than the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is

[2]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and the total net expense ratio for the Fund’s Class H shares were lower than and equal to those of the peer fund, respectively.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio were higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

The Committee considered management’s agreement, as part of the 2023 annual contract review process, to reduce the total net expense ratio of each Tradable Fund (other than the U.S. Government Money Market Fund) by 0.05% of its average daily net assets through an expense reimbursement and/or waiver agreement effective August 1, 2023 for an initial term ending August 1, 2024 for each Fund (other than Commodities Strategy Fund for which the initial term will end May 1, 2025), with such reduction to apply in addition to any other contractual waiver and/or reimbursement arrangements already in place. The Committee also noted the continuation through August 1, 2024 of management’s separate agreement, implemented as part of the 2022 annual contract review process, to reduce the total net expense ratio of each Tradable Fund with a contractual advisory fee of 0.90% of its average daily net assets3 by 0.05% of its average daily net assets and, with respect to NASDAQ-100 Fund, to reduce the total net expense ratio of the Fund by 0.05% of its average daily net assets in excess of $500 million, through expense reimbursement and/or waiver agreements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Multi-Hedge Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (27th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile), the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the first quartile (13th percentile) of its peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

[3]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds reflected reasonable business arrangements negotiated at arm’s length and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

With respect to the Tradable Funds, the Committee noted that, in addition to the expense reimbursement and/or waiver arrangement implemented in August 2022 for the NASDAQ-100 Fund on average daily net assets in excess of $500 million, the Adviser has agreed to a contractual advisory fee breakpoint schedule for the Funds that is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds, a separate trust, equal or exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations and considered that the newly agreed expense reimbursement and/or waiver arrangement would produce additional savings to shareholders. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund reflected a reasonable business arrangement negotiated at arm’s length.

Overall Conclusions

The Committee concluded that the investment advisory fees reflect reasonable business arrangements negotiated at arm’s length in light of the extent and quality of the services provided and other benefits received and that the renewal of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Advisory Agreement.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				154

Former:Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

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9.30.2023

Rydex Funds Semi-Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
NASDAQ-100® FUND	8
NOTES TO FINANCIAL STATEMENTS	24
OTHER INFORMATION	41
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	55
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	65
LIQUIDITY RISK MANAGEMENT PROGRAM	69

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Security Investors, LLC (“Investment Adviser”) is pleased to present the semi-annual shareholder report for NASDAQ-100® Fund (“Fund”). This report covers performance for the six-month period ended September 30, 2023 (“Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Nasdaq-100® Fund may not be suitable for all investors. ● Investing in the NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the sell-off almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 5.18%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.28%. The return of the MSCI Emerging Markets Index* was -2.05%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.05% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 2.21%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.51% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	September 30, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Investor Class	1.25%	11.39%	$ 1,000.00	$ 1,113.90	$ 6.61
A-Class	1.50%	11.25%	1,000.00	1,112.50	7.92
C-Class	2.25%	10.85%	1,000.00	1,108.50	11.86
H-Class	1.50%	11.28%	1,000.00	1,112.80	7.92

Table 2. Based on hypothetical 5% return (before expenses)
Investor Class	1.25%	5.00%	$ 1,000.00	$ 1,018.75	$ 6.31
A-Class	1.50%	5.00%	1,000.00	1,017.50	7.57
C-Class	2.25%	5.00%	1,000.00	1,013.75	11.33
H-Class	1.50%	5.00%	1,000.00	1,017.50	7.57

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings	% of Total Net Assets
Apple, Inc.	10.3%
Microsoft Corp.	9.1%
Amazon.com, Inc.	5.1%
NVIDIA Corp.	4.2%
Meta Platforms, Inc. — Class A	3.6%
Tesla, Inc.	3.1%
Alphabet, Inc. — Class A	3.0%
Alphabet, Inc. — Class C	3.0%
Broadcom, Inc.	2.8%
Costco Wholesale Corp.	2.1%
Top Ten Total	46.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	11.39%	33.70%	13.52%	16.11%
A-Class Shares	11.25%	33.38%	13.24%	15.80%
A-Class Shares with sales charge‡	5.97%	27.06%	12.14%	15.24%
C-Class Shares	10.85%	32.42%	12.39%	14.95%
C-Class Shares with CDSC§	9.85%	31.42%	12.39%	14.95%
NASDAQ-100 Index	12.09%	35.31%	15.06%	17.64%

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	11.28%	33.37%	13.23%	14.54%
NASDAQ-100 Index	12.09%	35.31%	15.06%	16.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structure.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
NASDAQ-100® FUND

	Shares	Value
COMMON STOCKS† - 95.6%

Technology - 44.5%
Apple, Inc.	886,551	$151,786,397
Microsoft Corp.	421,310	133,028,633
NVIDIA Corp.	140,063	60,926,004
Broadcom, Inc.	50,188	41,685,149
Adobe, Inc.*	55,431	28,264,267
Advanced Micro Devices, Inc.*	196,485	20,202,588
Intel Corp.	509,311	18,106,006
Texas Instruments, Inc.	110,420	17,557,884
Intuit, Inc.	34,059	17,402,106
QUALCOMM, Inc.	135,719	15,072,952
Applied Materials, Inc.	101,733	14,084,934
Analog Devices, Inc.	60,601	10,610,629
Lam Research Corp.	16,115	10,100,399
Micron Technology, Inc.	133,201	9,061,664
Synopsys, Inc.*	18,495	8,488,650
Cadence Design Systems, Inc.*	33,053	7,744,318
KLA Corp.	16,627	7,626,140
NXP Semiconductor N.V.	31,352	6,267,892
ASML Holding N.V. — Class G	10,546	6,208,008
Marvell Technology, Inc.	104,927	5,679,698
Fortinet, Inc.*	95,506	5,604,292
Workday, Inc. — Class A*	25,174	5,408,634
Autodesk, Inc.*	25,996	5,378,832
Microchip Technology, Inc.	66,198	5,166,754
Paychex, Inc.	43,847	5,056,875
ON Semiconductor Corp.*	52,479	4,877,923
Crowdstrike Holdings, Inc. — Class A*	27,491	4,601,443
Cognizant Technology Solutions Corp. — Class A	61,419	4,160,523
Electronic Arts, Inc.	32,946	3,966,698
GLOBALFOUNDRIES, Inc.*,1	66,614	3,876,269
Atlassian Corp. — Class A*	18,642	3,756,549
Datadog, Inc. — Class A*	36,370	3,312,943
ANSYS, Inc.*	10,555	3,140,640
Zscaler, Inc.*	17,742	2,760,478
Zoom Video Communications, Inc. — Class A*	30,925	2,162,895
Total Technology		653,136,066

Communications - 25.3%
Amazon.com, Inc.*	585,075	74,374,734
Meta Platforms, Inc. — Class A*	176,662	53,035,699
Alphabet, Inc. — Class A*	336,435	44,025,884
Alphabet, Inc. — Class C*	328,949	43,371,926
Cisco Systems, Inc.	495,576	26,642,166
Comcast Corp. — Class A	500,517	22,192,924
Netflix, Inc.*	53,892	20,349,619
T-Mobile US, Inc.	143,072	20,037,233
Booking Holdings, Inc.*	4,341	13,387,427
Palo Alto Networks, Inc.*	37,196	8,720,230
Charter Communications, Inc. — Class A*	18,202	8,005,603
PDD Holdings, Inc. ADR*	79,232	7,770,282
MercadoLibre, Inc.*	6,092	7,723,925
Airbnb, Inc. — Class A*	51,850	7,114,339
Trade Desk, Inc. — Class A*	54,259	4,240,341

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
NASDAQ-100® FUND

	Shares	Value
Warner Bros Discovery, Inc.*	296,416	$3,219,078
eBay, Inc.	64,717	2,853,373
Sirius XM Holdings, Inc.[1]	467,282	2,112,115
JD.com, Inc. ADR	55,156	1,606,694
Total Communications		370,783,592

Consumer, Non-cyclical - 13.0%
PepsiCo, Inc.	167,409	28,365,781
Amgen, Inc.	65,050	17,482,838
Intuitive Surgical, Inc.*	42,729	12,489,259
Automatic Data Processing, Inc.	50,103	12,053,780
Mondelez International, Inc. — Class A	165,443	11,481,744
Gilead Sciences, Inc.	151,531	11,355,733
Vertex Pharmaceuticals, Inc.*	31,387	10,914,515
Regeneron Pharmaceuticals, Inc.*	12,981	10,682,844
PayPal Holdings, Inc.*	133,535	7,806,456
Monster Beverage Corp.*	127,391	6,745,353
Cintas Corp.	12,373	5,951,537
Keurig Dr Pepper, Inc.	169,924	5,364,501
Kraft Heinz Co.	149,375	5,024,975
Seagen, Inc.*	22,826	4,842,536
AstraZeneca plc ADR	70,846	4,797,691
Moderna, Inc.*	46,285	4,780,778
Biogen, Inc.*	17,612	4,526,460
IDEXX Laboratories, Inc.*	10,095	4,414,241
Dexcom, Inc.*	47,170	4,400,961
Verisk Analytics, Inc. — Class A	17,637	4,166,565
CoStar Group, Inc.*	49,659	3,818,280
GE HealthCare Technologies, Inc.	55,314	3,763,565
Align Technology, Inc.*	9,307	2,841,613
Illumina, Inc.*	19,251	2,642,777
Total Consumer, Non-cyclical		190,714,783

Consumer, Cyclical - 9.1%
Tesla, Inc.*	179,984	45,035,596
Costco Wholesale Corp.	53,933	30,469,988
Starbucks Corp.	139,295	12,713,454
Marriott International, Inc. — Class A	36,270	7,129,231
O’Reilly Automotive, Inc.*	7,328	6,660,126
Lululemon Athletica, Inc.*	14,767	5,694,303
PACCAR, Inc.	63,579	5,405,487
Copart, Inc.*	116,125	5,003,826
Ross Stores, Inc.	41,428	4,679,292
Fastenal Co.	69,481	3,796,442
Dollar Tree, Inc.*	26,755	2,848,070
Walgreens Boots Alliance, Inc.	104,983	2,334,822
Lucid Group, Inc.*,1	276,379	1,544,959
Total Consumer, Cyclical		133,315,596

Industrial - 1.9%
Honeywell International, Inc.	80,746	14,917,016
CSX Corp.	243,994	7,502,816
Old Dominion Freight Line, Inc.	13,288	5,436,652
Total Industrial		27,856,484

Utilities - 1.2%
American Electric Power Company, Inc.	62,652	4,712,683
Exelon Corp.	121,031	4,573,762

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
NASDAQ-100® FUND

	Shares	Value
Constellation Energy Corp.	39,108	$4,265,901
Xcel Energy, Inc.	67,073	3,837,917
Total Utilities		17,390,263

Energy - 0.6%
Baker Hughes Co.	122,786	4,336,802
Diamondback Energy, Inc.	21,746	3,368,020
Enphase Energy, Inc.*	16,582	1,992,327
Total Energy		9,697,149

Total Common Stocks
(Cost $487,963,294)		1,402,893,933

MUTUAL FUNDS† - 3.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	2,756,359	26,874,503
Guggenheim Strategy Fund II2	575,584	13,969,435
Guggenheim Strategy Fund III[2]	370,504	8,999,537
Total Mutual Funds
(Cost $51,083,879)		49,843,475

	Face Amount
U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
5.27% due 11/07/23[3,4]	$1,700,000	1,691,031
5.28% due 11/07/23[4]	1,300,000	1,293,141
4.66% due 10/05/23[4,5]	500,000	499,780
Total U.S. Treasury Bills
(Cost $3,483,458)		3,483,952

REPURCHASE AGREEMENTS††,6 - 0.6%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[3]	5,160,783	5,160,783
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[3]	2,004,715	2,004,715
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[3]	1,984,917	1,984,917
Total Repurchase Agreements
(Cost $9,150,415)		9,150,415

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class X, 5.26%[8]	5,929,054	5,929,054
Total Securities Lending Collateral
(Cost $5,929,054)		5,929,054

Total Investments - 100.2%
(Cost $557,610,100)		$1,471,300,829
Other Assets & Liabilities, net - (0.2)%		(3,543,707)
Total Net Assets - 100.0%		$1,467,757,122

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
NASDAQ-100® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	10	Dec 2023	$2,973,450	$(101,934)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	NASDAQ-100 Index	Pay	5.98% (Federal Funds Rate + 0.65%)	At Maturity	12/21/23	492	$7,244,254	$(125,381)
Barclays Bank plc	NASDAQ-100 Index	Pay	5.81% (SOFR + 0.50%)	At Maturity	12/20/23	1,767	26,005,232	(163,068)
Goldman Sachs International	NASDAQ-100 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	12/21/23	1,956	28,777,502	(346,882)
							$62,026,988	$(635,331)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
NASDAQ-100® FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,402,893,933	$—	$—	$1,402,893,933
Mutual Funds	49,843,475	—	—	49,843,475
U.S. Treasury Bills	—	3,483,952	—	3,483,952
Repurchase Agreements	—	9,150,415	—	9,150,415
Securities Lending Collateral	5,929,054	—	—	5,929,054
Total Assets	$1,458,666,462	$12,634,367	$—	$1,471,300,829

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$101,934	$—	$—	$101,934
Equity Index Swap Agreements**	—	635,331	—	635,331
Total Liabilities	$101,934	$635,331	$—	$737,265

**	This derivative is reported as unrealized appreciation/depreciation at period end.

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Mutual Funds
Guggenheim Strategy Fund II	$13,934,899	$—	$—	$—	$34,536
Guggenheim Strategy Fund III	8,984,717	—	—	—	14,820
Guggenheim Ultra Short Duration Fund — Institutional Class	29,758,082	—	(3,000,000)	(94,831)	211,252
	$52,677,698	$—	$(3,000,000)	$(94,831)	$260,608

Security Name	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$13,969,435	575,584	$384,824
Guggenheim Strategy Fund III	8,999,537	370,504	248,031
Guggenheim Ultra Short Duration Fund — Institutional Class	26,874,503	2,756,359	727,599
	$49,843,475		$1,360,454

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
NASDAQ-100® FUND

September 30, 2023

Assets:
Investments in unaffiliated issuers, at value - including $5,637,865 of securities loaned (cost $497,375,806)	$1,412,306,939
Investments in affiliated issuers, at value (cost $51,083,879)	49,843,475
Repurchase agreements, at value (cost $9,150,415)	9,150,415
Segregated cash with broker	65,428
Receivables:
Fund shares sold	5,765,720
Dividends	489,678
Investment Adviser	41,342
Securities lending income	10,535
Interest	2,693
Variation margin on futures contracts	1,500
Total assets	1,477,677,725

Liabilities:
Unrealized depreciation on OTC swap agreements	635,331
Payable for:
Return of securities lending collateral	5,929,054
Management fees	921,589
Fund shares redeemed	730,629
Swap settlement	429,555
Transfer agent fees	348,660
Distribution and service fees	83,201
Portfolio accounting and administration fees	74,443
Trustees’ fees*	19,029
Miscellaneous	749,112
Total liabilities	9,920,603
Net assets	$1,467,757,122
Net assets consist of:
Paid in capital	$488,786,265
Total distributable earnings (loss)	978,970,857
Net assets	$1,467,757,122

Investor Class:
Net assets	$1,295,177,177
Capital shares outstanding	20,892,629
Net asset value per share	$61.99

A-Class:
Net assets	$74,150,377
Capital shares outstanding	1,343,991
Net asset value per share	$55.17
Maximum offering price per share (Net asset value divided by 95.25%)	$57.92

C-Class:
Net assets	$73,234,458
Capital shares outstanding	1,647,241
Net asset value per share	$44.46

H-Class:
Net assets	$25,195,110
Capital shares outstanding	456,792
Net asset value per share	$55.16

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (Unaudited)
NASDAQ-100® FUND

Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $8,625)	$5,597,293
Dividends from securities of affiliated issuers	1,360,454
Interest	482,912
Income from securities lending, net	126,115
Total investment income	7,566,774

Expenses:
Management fees	5,498,532
Distribution and service fees:
A-Class	89,505
C-Class	376,338
H-Class	31,557
Transfer agent fees	1,506,648
Portfolio accounting and administration fees	812,571
Registration fees	640,158
Professional fees	387,418
Trustees’ fees*	116,636
Custodian fees	99,104
Interest expense	72,409
Line of credit fees	331
Miscellaneous	463,198
Total expenses	10,094,405
Less:
Expenses reimbursed by Adviser	(126,178)
Expenses waived by Adviser	(276,298)
Total waived/reimbursed expenses	(402,476)
Net expenses	9,691,929
Net investment loss	(2,125,155)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$110,939,697
Investments in affiliated issuers	(94,831)
Swap agreements	8,734,799
Futures contracts	1,431,334
Net realized gain	121,010,999
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	35,623,572
Investments in affiliated issuers	260,608
Swap agreements	(3,495,105)
Futures contracts	(1,010,989)
Net change in unrealized appreciation (depreciation)	31,378,086
Net realized and unrealized gain	152,389,085
Net increase in net assets resulting from operations	$150,263,930

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,125,155)	$(3,337,104)
Net realized gain on investments	121,010,999	10,241,757
Net change in unrealized appreciation (depreciation) on investments	31,378,086	(211,252,225)
Net increase (decrease) in net assets resulting from operations	150,263,930	(204,347,572)

Distributions to shareholders:
Investor Class	—	(77,687,668)
A-Class	—	(4,843,280)
C-Class	—	(7,083,939)
H-Class	—	(1,710,370)
Total distributions to shareholders	—	(91,325,257)

Capital share transactions:
Proceeds from sale of shares
Investor Class	550,524,665	1,049,808,809
A-Class	9,886,771	13,187,157
C-Class	4,703,994	5,718,757
H-Class	13,676,656	26,799,257
Distributions reinvested
Investor Class	—	74,594,196
A-Class	—	4,570,561
C-Class	—	6,551,420
H-Class	—	1,709,611
Cost of shares redeemed
Investor Class	(612,629,935)	(1,071,528,281)
A-Class	(7,045,141)	(13,908,368)
C-Class	(11,392,042)	(24,159,992)
H-Class	(13,341,857)	(28,494,171)
Net increase (decrease) from capital share transactions	(65,616,889)	44,848,956
Net increase (decrease) in net assets	84,647,041	(250,823,873)

Net assets:
Beginning of period	1,383,110,081	1,633,933,954
End of period	$1,467,757,122	$1,383,110,081

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Capital share activity:
Shares sold
Investor Class	9,011,516	19,159,694
A-Class	181,166	270,590
C-Class	106,987	139,492
H-Class	250,744	511,150
Shares issued from reinvestment of distributions
Investor Class	—	1,594,575
A-Class	—	109,580
C-Class	—	193,772
H-Class	—	40,998
Shares redeemed
Investor Class	(10,120,239)	(19,581,281)
A-Class	(130,499)	(289,295)
C-Class	(262,695)	(604,030)
H-Class	(244,446)	(569,921)
Net increase (decrease) in shares	(1,207,466)	975,324

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended Sept. 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$55.65	$68.39	$63.43	$39.68	$38.39	$34.94
Income (loss) from investment operations:
Net investment income (loss)[b]	(.07)	(.10)	(.37)	(.28)	(.08)	(.05)
Net gain (loss) on investments (realized and unrealized)	6.41	(8.57)	8.70	26.64	2.21	4.11
Total from investment operations	6.34	(8.67)	8.33	26.36	2.13	4.06
Less distributions from:
Net realized gains	—	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Total distributions	—	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Net asset value, end of period	$61.99	$55.65	$68.39	$63.43	$39.68	$38.39

Total Return	11.39%	(11.56%)	12.69%	66.78%	5.40%	11.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,295,177	$1,224,330	$1,424,456	$1,386,721	$888,189	$979,675
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.19%)	(0.53%)	(0.50%)	(0.19%)	(0.14%)
Total expenses[c]	1.31%	1.30%	1.25%	1.33%	1.37%	1.36%
Net expenses[d]	1.25%	1.27%	1.24%	1.33%	1.37%	1.36%
Portfolio turnover rate	33%	50%	44%	57%	54%	32%

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended Sept. 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$49.59	$61.69	$57.63	$36.29	$35.26	$32.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.21)	(.50)	(.39)	(.17)	(.13)
Net gain (loss) on investments (realized and unrealized)	5.71	(7.82)	7.93	24.34	2.04	3.78
Total from investment operations	5.58	(8.03)	7.43	23.95	1.87	3.65
Less distributions from:
Net realized gains	—	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Total distributions	—	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Net asset value, end of period	$55.17	$49.59	$61.69	$57.63	$36.29	$35.26

Total Return[e]	11.25%	(11.78%)	12.40%	66.37%	5.14%	11.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,150	$64,133	$74,179	$69,808	$41,054	$59,021
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.43%)	(0.78%)	(0.75%)	(0.44%)	(0.38%)
Total expenses[c]	1.56%	1.54%	1.50%	1.58%	1.62%	1.61%
Net expenses[d]	1.50%	1.52%	1.49%	1.58%	1.62%	1.61%
Portfolio turnover rate	33%	50%	44%	57%	54%	32%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended Sept. 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$40.11	$51.32	$48.76	$31.18	$30.64	$28.29
Income (loss) from investment operations:
Net investment income (loss)[b]	(.27)	(.48)	(.82)	(.66)	(.39)	(.34)
Net gain (loss) on investments (realized and unrealized)	4.62	(6.66)	6.75	20.85	1.77	3.30
Total from investment operations	4.35	(7.14)	5.93	20.19	1.38	2.96
Less distributions from:
Net realized gains	—	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Total distributions	—	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Net asset value, end of period	$44.46	$40.11	$51.32	$48.76	$31.18	$30.64

Total Return[e]	10.85%	(12.45%)	11.57%	65.17%	4.31%	10.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,234	$72,314	$106,419	$115,315	$80,633	$85,274
Ratios to average net assets:
Net investment income (loss)	(1.22%)	(1.19%)	(1.53%)	(1.50%)	(1.19%)	(1.14%)
Total expenses[c]	2.31%	2.29%	2.25%	2.33%	2.37%	2.36%
Net expenses[d]	2.25%	2.27%	2.24%	2.33%	2.37%	2.36%
Portfolio turnover rate	33%	50%	44%	57%	54%	32%

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended Sept. 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$49.57	$61.67	$57.61	$36.28	$35.26	$32.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(.21)	(.51)	(.38)	(.16)	(.13)
Net gain (loss) on investments (realized and unrealized)	5.72	(7.82)	7.94	24.32	2.02	3.78
Total from investment operations	5.59	(8.03)	7.43	23.94	1.86	3.65
Less distributions from:
Net realized gains	—	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Total distributions	—	(4.07)	(3.37)	(2.61)	(.84)	(.61)
Net asset value, end of period	$55.16	$49.57	$61.67	$57.61	$36.28	$35.26

Total Return	11.28%	(11.77%)	12.41%	66.36%	5.11%	11.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,195	$22,333	$28,879	$24,532	$23,777	$46,276
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.42%)	(0.79%)	(0.75%)	(0.43%)	(0.37%)
Total expenses[c]	1.56%	1.54%	1.50%	1.59%	1.62%	1.61%
Net expenses[d]	1.50%	1.52%	1.49%	1.59%	1.62%	1.61%
Portfolio turnover rate	33%	50%	44%	57%	54%	32%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares automatically convert to A-Class shares on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2023, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company.

At September 30, 2023, A-Class, C-Class, Investor Class and H-Class shares have been issued by the Fund.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Fund’s shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the share class, by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Fund’s securities and other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by pricing service providers, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Swap agreements entered into by the Fund are generally valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis. In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund’s Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with the Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Fund’s Statement of Assets and Liabilities; securities held as collateral are noted on the Fund’s Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$14,070,983

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the New York Stock Exchange (“NYSE”) or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a monthly basis:

Average Notional Amount
Use	Long
Index exposure, Liquidity	$53,821,417

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on futures contracts	—
	—	Unrealized depreciation on OTC swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2023:

Liability Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at September 30, 2023
$101,934	$635,331	$737,265

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. For exchange-traded derivatives, variation margin is reported within the Fund’s Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the period ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$1,431,334	$8,734,799	$10,166,133

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$(1,010,989)	$(3,495,105)	$(4,506,094)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Swap equity contracts	$635,331	$—	$635,331	$(569,903)	$(65,428)	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023:

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Total return swap agreements	$65,428	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by the Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted separate Distribution Plans applicable to A-Class and P-Class shares and H-Class shares, for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares, that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2023, GFD retained sales charges of $35,499 relating to sales of A-Class shares of the Trust.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap, if any, in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended September 30, 2023, the Fund waived $34,586 related to investments in affiliated funds.

The Board has adopted a waiver and/or expense reimbursement arrangement for the Fund whereby GI has agreed to waive and/or reimburse expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets in excess of $500,000,000. The current term of the agreement expires on August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for the Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Fund transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bills
5.30%			0.00%
Due 10/02/23	$161,453,419	$161,524,727	Due 10/10/23 - 09/05/24	$97,237,600	$96,132,508

			U.S. Treasury Notes
			0.38% - 3.25%
			Due 10/31/23 - 09/15/24	46,833,200	45,451,839

			U.S. Treasury Floating Rate Notes
			5.39% - 5.44%
			Due 10/31/23 - 01/31/24	22,892,900	23,098,149
				166,963,700	164,682,496
Barclays Capital, Inc.			U.S. Treasury Notes
5.29%			1.50% - 5.00%
Due 10/02/23	62,716,858	62,744,506	Due 08/31/25 - 01/31/27	69,304,600	63,971,272

BofA Securities, Inc.			U.S. Treasury Note
5.30%			3.88%
Due 10/02/23	62,097,469	62,124,895	Due 04/30/25	69,304,600	63,971,272

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Securities lending income shown on the Fund’s Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At September 30, 2023, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

Gross Amounts Not Offset in the Statement of Assets and Liabilities			Securities Lending Collateral
Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
$5,637,865	$(5,637,865)	$—	$5,929,054	$—	$5,929,054

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to over-collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$606,583,822	$877,347,259	$(13,367,517)	$863,979,742

Note 9 – Securities Transactions

For the period ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$476,902,190	$526,412,484

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

is effected at the current market price to save costs, where permissible. For the period ended September 30, 2023, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$182,310,384	$205,107,485	$12,202,187

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.28% for the period ended September 30, 2023. The Fund did not have any borrowings outstanding under this agreement at September 30, 2023.

The average daily balance borrowed for the period ended September 30, 2023 was $5,230.

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Fund in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Fund’s investments and performance of the Fund.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

Note 12 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

OTHER INFORMATION (Unaudited)(continued)

used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Series Funds Board of Trustees

The Board of Trustees of Rydex Series Funds (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Advisory Agreement”) with Security Investors, LLC (“Security Investors” or the “Adviser”) on behalf of the series of the Trust listed below (each a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund
Alternative Funds** (i.e., Non-Tradable Funds)
●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each, a “Sector Fund” and collectively, the “Sector Funds.”
**	Each, an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds, a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors1 is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory

[1]

Security Investors also serves as investment adviser to each of Rydex Series Funds Commodities Strategy CFC, Rydex Managed Futures Strategy CFC and Rydex Series Funds Multi-Hedge Strategies CFC (each a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements”), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Board and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

OTHER INFORMATION (Unaudited)(continued)

Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than the U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark. The Committee took into account the limitations of the peer group and universe comparisons provided by FUSE with respect to the Tradable Funds in light of their unique features and the limited size of the marketplace for tradable funds designed to support tactical advisors, noting that there are only two direct competitor product suites.

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OTHER INFORMATION (Unaudited)(continued)

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that the Advisory Agreement represented a reasonable business arrangement negotiated at arm’s length and that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Advisory Agreement for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The

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OTHER INFORMATION (Unaudited)(continued)

Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features, as well as the personnel responsible for such services. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2022, 2021 and 2020. The Committee also considered additional information regarding trading activity in the Tradable Funds during 2022, including monthly purchases and redemptions in dollar value and in number of transactions as well as transaction volume relative to the assets in the Tradable Funds. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. In addition, the Committee considered information provided by the Adviser analyzing the potential costs to shareholders of investing in tradable mutual funds, such as the Tradable Funds, compared to those of investing in exchange-traded funds, including expense ratios, brokerage commissions and spread costs, as well as the relative advantages and disadvantages of each investment product. The Committee considered that, at the April Meeting, the Adviser’s Head of Quantitative Strategies with investment management responsibility for the Tradable Funds met with the Committee to discuss the Tradable Funds, including the value to shareholders of the tradability and other unique features, the personnel, operations and infrastructure required to provide those features, the reasons why tactical advisors invest in the Tradable Funds rather than other tradable products, such as exchange-traded funds, for their clients, and the level of trading activity in the Tradable Funds. With respect to the Sector Funds and the Real Estate Fund, the Committee also considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund

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OTHER INFORMATION (Unaudited)(continued)

administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2022, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe, if any, for performance and expense comparisons. For the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain performance information for the Alternative Funds (i.e., the non-Tradable Funds) as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances where there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points) of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2022, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund performed in line with the comparable peer fund over the five-year and three-year periods ended December 31, 2022, while, in contrast, its performance ranked in the fourth quartile of the broader peer group over the five-year, three-year and one-year time periods.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2022, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the returns of the Multi-Hedge Strategies Fund’s Institutional Class shares ranked in the second quartile of its performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Long Short Equity Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 49th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s fundamental factor tilts. The Committee noted management’s statement that the Fund’s long exposure to value detracted from investment performance from early 2018 through early 2020 as growth stocks outperformed during that period. The Committee also noted management’s statement that the Fund’s net short exposure to oil prices within the energy sector following the onset of the Russia-Ukraine war in early 2022 also contributed to relative underperformance.

Managed Futures Strategy Fund: The returns of the Fund’s Institutional Class shares ranked in the 82nd and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year and three-year time periods was primarily due to the Fund targeting a lower level of risk relative to its performance universe. The Committee took into account management’s statements that the portfolio management team increased the Fund’s risk target in 2021 to be more in line with peers and the Fund experienced a performance ranking that compared more favorably relative to its performance universe for the one-year period ended December 31, 2022. The Committee also noted management’s further explanation of the Fund’s performance at the April Meeting.

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OTHER INFORMATION (Unaudited)(continued)

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee2 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, other than the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory

[2]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and the total net expense ratio for the Fund’s Class H shares were lower than and equal to those of the peer fund, respectively.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio were higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

The Committee considered management’s agreement, as part of the 2023 annual contract review process, to reduce the total net expense ratio of each Tradable Fund (other than the U.S. Government Money Market Fund) by 0.05% of its average daily net assets through an expense reimbursement and/or waiver agreement effective August 1, 2023 for an initial term ending August 1, 2024 for each Fund (other than Commodities Strategy Fund for which the initial term will end May 1, 2025), with such reduction to apply in addition to any other contractual waiver and/or reimbursement arrangements already in place. The Committee also noted the continuation through August 1, 2024 of management’s separate agreement, implemented as part of the 2022 annual contract review process, to reduce the total net expense ratio of each Tradable Fund with a contractual advisory fee of 0.90% of its average daily net assets3 by 0.05% of its average daily net assets and, with respect to NASDAQ-100 Fund, to reduce the total net expense ratio of the Fund by 0.05% of its average daily net assets in excess of $500 million, through expense reimbursement and/or waiver agreements.

[3]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Alternative Funds (i.e., the non-Tradable Funds), except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Multi-Hedge Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (27th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile), the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the first quartile (13th percentile) of its peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds reflected reasonable business arrangements negotiated at arm’s length and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

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OTHER INFORMATION (Unaudited)(continued)

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

With respect to the Tradable Funds, the Committee noted that, in addition to the expense reimbursement and/or waiver arrangement implemented in August 2022 for the NASDAQ-100 Fund on average daily net assets in excess of $500 million, the Adviser has agreed to a contractual advisory fee breakpoint schedule for the Funds that is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds, a separate trust, equal or exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations and considered that the newly agreed expense reimbursement and/or waiver arrangement would produce additional

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OTHER INFORMATION (Unaudited)(concluded)

savings to shareholders. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund reflected a reasonable business arrangement negotiated at arm’s length.

Overall Conclusions

The Committee concluded that the investment advisory fees reflect reasonable business arrangements negotiated at arm’s length in light of the extent and quality of the services provided and other benefits received and that the renewal of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Advisory Agreement.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
Independent Trustees
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim En-hanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Officers
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Funds Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advi-sors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advi-sors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim In-vestments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Invest-ments Advisors, LLC (2015-2018).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - continued
Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017, is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site
– www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it.

See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

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9.30.2023

Rydex Funds Semi-Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RBENF2-SEMI-0923x0324

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	17
S&P MIDCAP 400® PURE GROWTH FUND	24
S&P MIDCAP 400® PURE VALUE FUND	31
S&P SMALLCAP 600® PURE GROWTH FUND	38
S&P SMALLCAP 600® PURE VALUE FUND	46
EUROPE 1.25x STRATEGY FUND	54
JAPAN 2x STRATEGY FUND	63
STRENGTHENING DOLLAR 2x STRATEGY FUND	71
WEAKENING DOLLAR 2x STRATEGY FUND	79
NOTES TO FINANCIAL STATEMENTS	87
OTHER INFORMATION	101
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	110
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	116
LIQUIDITY RISK MANAGEMENT PROGRAM	119

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Security Investors, LLC (“Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our funds (“Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2023 (“Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ●Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more information on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2023

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ●The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of Funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ●These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more information on these and other risks, please read the prospectus.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more information on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 5.18%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.28%. The return of the MSCI Emerging Markets Index* was -2.05%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.05% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 2.21%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.51% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX Europe 50® Index provides a blue-chip representation of supersector leaders in Europe. The index covers 50 stocks from 17 European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

ICE U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more information on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.54%	(0.23%)	$1,000.00	$997.70	$7.69
C-Class	2.29%	(0.61%)	1,000.00	993.90	11.42
H-Class	1.53%	(0.23%)	1,000.00	997.70	7.64
S&P 500® Pure Value Fund
A-Class	1.54%	(2.45%)	1,000.00	975.50	7.61
C-Class	2.29%	(2.81%)	1,000.00	971.90	11.29
H-Class	1.54%	(2.44%)	1,000.00	975.60	7.61
S&P MidCap 400® Pure Growth Fund
A-Class	1.54%	6.74%	1,000.00	1,067.40	7.96
C-Class	2.29%	6.33%	1,000.00	1,063.30	11.81
H-Class	1.53%	6.71%	1,000.00	1,067.10	7.91
S&P MidCap 400® Pure Value Fund
A-Class	1.54%	4.62%	1,000.00	1,046.20	7.88
C-Class	2.30%	4.22%	1,000.00	1,042.20	11.74
H-Class	1.52%	4.61%	1,000.00	1,046.10	7.78
S&P SmallCap 600® Pure Growth Fund
A-Class	1.53%	2.53%	1,000.00	1,025.30	7.75
C-Class	2.28%	2.12%	1,000.00	1,021.20	11.52
H-Class	1.54%	2.55%	1,000.00	1,025.50	7.80
S&P SmallCap 600® Pure Value Fund
A-Class	1.54%	0.38%	1,000.00	1,003.80	7.71
C-Class	2.29%	(0.06%)	1,000.00	999.40	11.45
H-Class	1.53%	0.38%	1,000.00	1,003.80	7.66
Europe 1.25x Strategy Fund
A-Class	1.65%	(4.41%)	1,000.00	955.90	8.07
C-Class	2.38%	(4.79%)	1,000.00	952.10	11.61
H-Class	1.70%	(4.44%)	1,000.00	955.60	8.31
Japan 2x Strategy Fund
A-Class	1.54%	(3.77%)	1,000.00	962.30	7.55
C-Class	2.28%	(4.12%)	1,000.00	958.80	11.17
H-Class	1.56%	(3.74%)	1,000.00	962.60	7.65
Strengthening Dollar 2x Strategy Fund
A-Class	1.75%	10.51%	1,000.00	1,105.10	9.21
C-Class	2.51%	10.14%	1,000.00	1,101.40	13.19
H-Class	1.76%	10.49%	1,000.00	1,104.90	9.26
Weakening Dollar 2x Strategy Fund
A-Class	1.76%	(7.11%)	1,000.00	928.90	8.49
C-Class	2.46%	(7.45%)	1,000.00	925.50	11.84
H-Class	1.74%	(7.08%)	1,000.00	929.20	8.39

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.54%	5.00%	$1,000.00	$1,017.30	$7.77
C-Class	2.29%	5.00%	1,000.00	1,013.55	11.53
H-Class	1.53%	5.00%	1,000.00	1,017.35	7.72
S&P 500® Pure Value Fund
A-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
C-Class	2.29%	5.00%	1,000.00	1,013.55	11.53
H-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
S&P MidCap 400® Pure Growth Fund
A-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
C-Class	2.29%	5.00%	1,000.00	1,013.55	11.53
H-Class	1.53%	5.00%	1,000.00	1,017.35	7.72
S&P MidCap 400® Pure Value Fund
A-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
C-Class	2.30%	5.00%	1,000.00	1,013.50	11.58
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
S&P SmallCap 600® Pure Growth Fund
A-Class	1.53%	5.00%	1,000.00	1,017.35	7.72
C-Class	2.28%	5.00%	1,000.00	1,013.60	11.48
H-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
S&P SmallCap 600® Pure Value Fund
A-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
C-Class	2.29%	5.00%	1,000.00	1,013.55	11.53
H-Class	1.53%	5.00%	1,000.00	1,017.35	7.72
Europe 1.25x Strategy Fund
A-Class	1.65%	5.00%	1,000.00	1,016.75	8.32
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.70%	5.00%	1,000.00	1,016.50	8.57
Japan 2x Strategy Fund
A-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
C-Class	2.28%	5.00%	1,000.00	1,013.60	11.48
H-Class	1.56%	5.00%	1,000.00	1,017.20	7.87
Strengthening Dollar 2x Strategy Fund
A-Class	1.75%	5.00%	1,000.00	1,016.25	8.82
C-Class	2.51%	5.00%	1,000.00	1,012.45	12.63
H-Class	1.76%	5.00%	1,000.00	1,016.20	8.87
Weakening Dollar 2x Strategy Fund
A-Class	1.76%	5.00%	1,000.00	1,016.20	8.87
C-Class	2.46%	5.00%	1,000.00	1,012.70	12.38
H-Class	1.74%	5.00%	1,000.00	1,016.30	8.77

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
Targa Resources Corp.	2.8%
Diamondback Energy, Inc.	2.7%
Nucor Corp.	2.6%
Steel Dynamics, Inc.	2.6%
Coterra Energy, Inc. — Class A	2.5%
Vertex Pharmaceuticals, Inc.	2.4%
Equities Corp.	2.3%
Regeneron Pharmaceuticals, Inc.	2.2%
APA Corp.	2.2%
CF Industries Holdings, Inc.	2.0%
Top Ten Total	24.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(0.23%)	4.52%	4.07%	8.36%
A-Class Shares with sales charge‡	(4.97%)	(0.44%)	3.06%	7.83%
C-Class Shares	(0.61%)	3.75%	3.29%	7.55%
C-Class Shares with CDSC§	(1.61%)	2.75%	3.29%	7.55%
H-Class Shares	(0.23%)	4.52%	4.06%	8.36%
S&P 500 Pure Growth Index	0.49%	6.14%	5.73%	10.12%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
S&P 500® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Energy - 30.5%
Targa Resources Corp.	8,949	$767,109
Diamondback Energy, Inc.	4,781	740,481
Coterra Energy, Inc. — Class A	25,599	692,453
Equities Corp.	15,543	630,735
APA Corp.	14,785	607,663
ConocoPhillips	4,683	561,023
Pioneer Natural Resources Co.	2,411	553,445
Hess Corp.	2,960	452,880
Marathon Oil Corp.	16,925	452,744
Occidental Petroleum Corp.	6,920	448,970
EOG Resources, Inc.	3,436	435,547
ONEOK, Inc.	6,777	429,865
Exxon Mobil Corp.	3,494	410,825
Chevron Corp.	2,110	355,788
Devon Energy Corp.	6,335	302,180
Williams Companies, Inc.	8,554	288,184
Enphase Energy, Inc.*	1,892	227,324
SolarEdge Technologies, Inc.*	917	118,760
Total Energy		8,475,976

Consumer, Non-cyclical - 24.5%
Vertex Pharmaceuticals, Inc.*	1,901	661,054
Regeneron Pharmaceuticals, Inc.*	756	622,158
Molina Healthcare, Inc.*	1,282	420,355
Eli Lilly & Co.	777	417,350
Quanta Services, Inc.	1,882	352,066
Monster Beverage Corp.*	5,967	315,953
Elevance Health, Inc.	707	307,842
AbbVie, Inc.	1,988	296,331
Danaher Corp.	1,183	293,502
Hologic, Inc.*	3,459	240,055
Incyte Corp.*	4,133	238,763
Rollins, Inc.	6,393	238,650
Pfizer, Inc.	7,172	237,895
UnitedHealth Group, Inc.	456	229,911
Merck & Company, Inc.	2,230	229,579
Bristol-Myers Squibb Co.	3,833	222,467
Kenvue, Inc.	10,819	217,245
Thermo Fisher Scientific, Inc.	412	208,542
Moderna, Inc.*	2,000	206,580
Amgen, Inc.	752	202,108
Hershey Co.	985	197,079
Gilead Sciences, Inc.	2,281	170,938
Insulet Corp.*	945	150,718
Dexcom, Inc.*	1,604	149,653
Total Consumer, Non-cyclical		6,826,794

Technology - 11.6%
KLA Corp.	1,049	481,134
Lam Research Corp.	643	403,013
Fortinet, Inc.*	5,868	344,334
Apple, Inc.	1,991	340,879
ON Semiconductor Corp.*	3,528	327,928
Fair Isaac Corp.*	362	314,408
Monolithic Power Systems, Inc.	672	310,464
PTC, Inc.*	2,131	301,920
QUALCOMM, Inc.	1,799	199,797
Jack Henry & Associates, Inc.	1,289	194,820
Total Technology		3,218,697

Basic Materials - 10.8%
Nucor Corp.	4,584	716,708
Steel Dynamics, Inc.	6,621	709,904
CF Industries Holdings, Inc.	6,571	563,398
Mosaic Co.	14,813	527,343
Freeport-McMoRan, Inc.	6,408	238,954
Albemarle Corp.	706	120,048
FMC Corp.	1,787	119,675
Total Basic Materials		2,996,030

Consumer, Cyclical - 7.3%
O’Reilly Automotive, Inc.*	512	465,336
AutoZone, Inc.*	179	454,658
WW Grainger, Inc.	498	344,536
Tractor Supply Co.	1,355	275,133
Ulta Beauty, Inc.*	486	194,133
Dollar Tree, Inc.*	1,704	181,391
Dollar General Corp.	1,160	122,728
Total Consumer, Cyclical		2,037,915

Financial - 5.8%
Arch Capital Group Ltd.*	5,061	403,412
Blackstone, Inc. — Class A	2,443	261,743
Raymond James Financial, Inc.	2,572	258,306
W R Berkley Corp.	3,952	250,913
Progressive Corp.	1,779	247,815
Ameriprise Financial, Inc.	602	198,467
Total Financial		1,620,656

Industrial - 4.7%
Expeditors International of Washington, Inc.	3,811	436,855
Axon Enterprise, Inc.*	1,934	384,847
J.B. Hunt Transport Services, Inc.	1,339	252,428
Deere & Co.	613	231,334
Total Industrial		1,305,464

Communications - 2.9%
Palo Alto Networks, Inc.*	1,823	427,384
Arista Networks, Inc.*	1,999	367,676
Total Communications		795,060

Utilities - 1.8%
PG&E Corp.*	31,032	500,546

Total Common Stocks
(Cost $23,954,672)		27,777,138

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
S&P 500® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.4%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$60,982	$60,982
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	23,688	23,688
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	23,455	23,455
Total Repurchase Agreements
(Cost $108,125)		108,125

Total Investments - 100.3%
(Cost $24,062,797)		$27,885,263
Other Assets & Liabilities, net - (0.3)%		(72,854)
Total Net Assets - 100.0%		$27,812,409

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,777,138	$—	$—	$27,777,138
Repurchase Agreements	—	108,125	—	108,125
Total Assets	$27,777,138	$108,125	$—	$27,885,263

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $23,954,672)	$27,777,138
Repurchase agreements, at value (cost $108,125)	108,125
Receivables:
Dividends	20,018
Fund shares sold	171
Interest	32
Total assets	27,905,484

Liabilities:
Payable for:
Fund shares redeemed	31,909
Management fees	22,678
Distribution and service fees	9,240
Transfer agent fees	8,495
Portfolio accounting and administration fees	3,095
Trustees’ fees*	469
Miscellaneous	17,189
Total liabilities	93,075
Net assets	$27,812,409

Net assets consist of:
Paid in capital	$29,303,286
Total distributable earnings (loss)	(1,490,877)
Net assets	$27,812,409

A-Class:
Net assets	$8,088,614
Capital shares outstanding	108,370
Net asset value per share	$74.64
Maximum offering price per share (Net asset value divided by 95.25%)	$78.36

C-Class:
Net assets	$2,570,976
Capital shares outstanding	41,472
Net asset value per share	$61.99

H-Class:
Net assets	$17,152,819
Capital shares outstanding	229,870
Net asset value per share	$74.62

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends	$254,764
Interest	4,777
Total investment income	259,541

Expenses:
Management fees	124,038
Distribution and service fees:
A-Class	10,116
C-Class	14,237
H-Class	27,665
Transfer agent fees	33,888
Portfolio accounting and administration fees	25,206
Registration fees	15,781
Professional fees	8,864
Trustees’ fees*	2,749
Custodian fees	2,234
Miscellaneous	2,610
Total expenses	267,388
Less:
Expenses reimbursed by Adviser	(3,300)
Net expenses	264,088
Net investment loss	(4,547)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,432,415)
Net realized loss	(1,432,415)
Net change in unrealized appreciation (depreciation) on:
Investments	1,132,522
Net change in unrealized appreciation (depreciation)	1,132,522
Net realized and unrealized loss	(299,893)
Net decrease in net assets resulting from operations	$(304,440)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,547)	$(46,324)
Net realized loss on investments	(1,432,415)	(859,188)
Net change in unrealized appreciation (depreciation) on investments	1,132,522	(6,601,380)
Net decrease in net assets resulting from operations	(304,440)	(7,506,892)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,486,061	1,613,405
C-Class	919,453	949,811
H-Class	62,468,160	141,950,955
Cost of shares redeemed
A-Class	(1,172,534)	(2,131,424)
C-Class	(1,433,442)	(2,274,255)
H-Class	(68,359,977)	(141,586,134)
Net decrease from capital share transactions	(6,092,279)	(1,477,642)
Net decrease in net assets	(6,396,719)	(8,984,534)

Net assets:
Beginning of period	34,209,128	43,193,662
End of period	$27,812,409	$34,209,128

Capital share activity:
Shares sold
A-Class	19,773	20,935
C-Class	14,691	14,621
H-Class	810,888	1,856,336
Shares redeemed
A-Class	(15,649)	(28,047)
C-Class	(22,877)	(35,021)
H-Class	(892,727)	(1,850,589)
Net decrease in shares	(85,901)	(21,765)

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$74.81	$90.73	$84.03	$53.91	$65.86	$66.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.05)	(1.11)	(.80)	(.29)	(.50)
Net gain (loss) on investments (realized and unrealized)	(.18)	(15.87)	10.27	34.07	(8.09)	3.42
Total from investment operations	(.17)	(15.92)	9.16	33.27	(8.38)	2.92
Less distributions from:
Net realized gains	—	—	(2.46)	(3.15)	(3.57)	(3.56)
Total distributions	—	—	(2.46)	(3.15)	(3.57)	(3.56)
Net asset value, end of period	$74.64	$74.81	$90.73	$84.03	$53.91	$65.86

Total Return[c]	(0.23%)	(17.55%)	10.53%	61.92%	(13.76%)	4.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,089	$7,799	$10,104	$9,724	$7,656	$15,456
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.06%)	(1.15%)	(1.06%)	(0.43%)	(0.75%)
Total expenses	1.56%	1.55%	1.51%	1.60%	1.63%	1.61%
Net expenses	1.54%[d]	1.55%	1.51%	1.60%	1.63%	1.61%
Portfolio turnover rate	150%	434%	727%	240%	282%	177%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$62.37	$76.21	$71.42	$46.47	$57.65	$59.10
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.55)	(1.55)	(1.16)	(.69)	(.90)
Net gain (loss) on investments (realized and unrealized)	(.15)	(13.29)	8.80	29.26	(6.92)	3.01
Total from investment operations	(.38)	(13.84)	7.25	28.10	(7.61)	2.11
Less distributions from:
Net realized gains	—	—	(2.46)	(3.15)	(3.57)	(3.56)
Total distributions	—	—	(2.46)	(3.15)	(3.57)	(3.56)
Net asset value, end of period	$61.99	$62.37	$76.21	$71.42	$46.47	$57.65

Total Return[c]	(0.61%)	(18.16%)	9.71%	60.69%	(14.40%)	4.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,571	$3,097	$5,339	$7,314	$6,050	$10,329
Ratios to average net assets:
Net investment income (loss)	(0.73%)	(0.85%)	(1.91%)	(1.80%)	(1.18%)	(1.52%)
Total expenses	2.31%	2.30%	2.26%	2.35%	2.38%	2.36%
Net expenses	2.29%[d]	2.30%	2.26%	2.35%	2.38%	2.36%
Portfolio turnover rate	150%	434%	727%	240%	282%	177%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$74.79	$90.70	$84.00	$53.89	$65.84	$66.49
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.02)	(1.19)	(.77)	(.29)	(.53)
Net gain (loss) on investments (realized and unrealized)	(.18)	(15.89)	10.35	34.03	(8.09)	3.44
Total from investment operations	(.17)	(15.91)	9.16	33.26	(8.38)	2.91
Less distributions from:
Net realized gains	—	—	(2.46)	(3.15)	(3.57)	(3.56)
Total distributions	—	—	(2.46)	(3.15)	(3.57)	(3.56)
Net asset value, end of period	$74.62	$74.79	$90.70	$84.00	$53.89	$65.84

Total Return	(0.23%)	(17.54%)	10.53%	61.92%	(13.77%)	4.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,153	$23,313	$27,751	$22,141	$25,981	$82,570
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.03%)	(1.21%)	(1.03%)	(0.44%)	(0.79%)
Total expenses	1.55%	1.55%	1.51%	1.61%	1.63%	1.61%
Net expenses	1.53%[d]	1.55%	1.51%	1.61%	1.63%	1.61%
Portfolio turnover rate	150%	434%	727%	240%	282%	177%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
Phillips 66	2.7%
PulteGroup, Inc.	2.7%
Westrock Co.	2.6%
General Motors Co.	2.5%
Paramount Global — Class B	2.4%
Western Digital Corp.	2.4%
Valero Energy Corp.	2.4%
CarMax, Inc.	2.4%
FedEx Corp.	2.3%
Ford Motor Co.	2.2%
Top Ten Total	24.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(2.45%)	6.68%	2.41%	6.16%
A-Class Shares with sales charge‡	(7.09%)	1.61%	1.42%	5.64%
C-Class Shares	(2.81%)	5.89%	1.65%	5.37%
C-Class Shares with CDSC§	(3.81%)	4.89%	1.65%	5.37%
H-Class Shares	(2.44%)	6.70%	2.42%	6.16%
S&P 500 Pure Value Index	(1.70%)	8.54%	4.21%	7.98%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
S&P 500® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Cyclical - 22.2%
PulteGroup, Inc.	3,327	$246,364
General Motors Co.	6,928	228,416
CarMax, Inc.*	3,091	218,626
Ford Motor Co.	16,520	205,179
Lennar Corp. — Class A	1,660	186,302
Whirlpool Corp.	1,084	144,931
United Airlines Holdings, Inc.*	3,211	135,825
Walgreens Boots Alliance, Inc.	5,884	130,860
Best Buy Company, Inc.	1,810	125,741
BorgWarner, Inc.	2,977	120,181
American Airlines Group, Inc.*	7,338	94,000
Delta Air Lines, Inc.	2,457	90,909
Alaska Air Group, Inc.*	2,390	88,621
Southwest Airlines Co.	1,405	38,034
Total Consumer, Cyclical		2,053,989

Financial - 21.1%
Citigroup, Inc.	4,466	183,687
Berkshire Hathaway, Inc. — Class B*	487	170,596
Capital One Financial Corp.	1,616	156,833
Loews Corp.	2,339	148,082
American International Group, Inc.	2,183	132,290
Invesco Ltd.	8,271	120,095
Assurant, Inc.	806	115,725
Franklin Resources, Inc.	3,464	85,145
Bank of New York Mellon Corp.	1,988	84,788
Wells Fargo & Co.	1,816	74,202
Prudential Financial, Inc.	720	68,321
Citizens Financial Group, Inc.	2,532	67,858
State Street Corp.	929	62,206
Synchrony Financial	2,006	61,323
Goldman Sachs Group, Inc.	187	60,508
Hartford Financial Services Group, Inc.	819	58,075
Allstate Corp.	516	57,488
CBRE Group, Inc. — Class A*	763	56,355
Truist Financial Corp.	1,820	52,070
Bank of America Corp.	1,783	48,818
MetLife, Inc.	770	48,441
M&T Bank Corp.	334	42,234
Total Financial		1,955,140

Consumer, Non-cyclical - 16.2%
Viatris, Inc.	18,549	182,893
Molson Coors Beverage Co. — Class B	2,576	163,808
Kroger Co.	3,589	160,608
Tyson Foods, Inc. — Class A	3,119	157,478
Cencora, Inc. — Class A	799	143,796
Centene Corp.*	2,036	140,240
Cardinal Health, Inc.	1,493	129,622
CVS Health Corp.	1,525	106,476
Universal Health Services, Inc. — Class B	816	102,596
Kraft Heinz Co.	2,394	80,534
DaVita, Inc.*	761	71,937
Global Payments, Inc.	538	62,080
Total Consumer, Non-cyclical		1,502,068

Technology - 9.7%
Western Digital Corp.*	4,909	223,998
Hewlett Packard Enterprise Co.	10,193	177,052
DXC Technology Co.*	6,661	138,749
Intel Corp.	2,835	100,784
Micron Technology, Inc.	1,370	93,201
Fidelity National Information Services, Inc.	1,619	89,482
HP, Inc.	2,753	70,752
Total Technology		894,018

Industrial - 8.4%
Westrock Co.	6,821	244,192
FedEx Corp.	812	215,115
Mohawk Industries, Inc.*	2,158	185,178
Stanley Black & Decker, Inc.	1,544	129,047
Total Industrial		773,532

Communications - 8.0%
Paramount Global — Class B	17,410	224,589
Warner Bros Discovery, Inc.*	17,047	185,130
AT&T, Inc.	6,946	104,329
News Corp. — Class A	3,816	76,549
Verizon Communications, Inc.	1,707	55,324
Fox Corp. — Class A	1,643	51,262
News Corp. — Class B	1,182	24,668
Fox Corp. — Class B	757	21,862
Total Communications		743,713

Basic Materials - 6.4%
LyondellBasell Industries N.V. — Class A	1,569	148,584
International Paper Co.	3,951	140,142
Dow, Inc.	2,252	116,113
Celanese Corp. — Class A	551	69,162
Eastman Chemical Co.	860	65,979
DuPont de Nemours, Inc.	766	57,136
Total Basic Materials		597,116

Energy - 5.7%
Phillips 66	2,089	250,993
Valero Energy Corp.	1,580	223,902
Kinder Morgan, Inc.	3,100	51,398
Total Energy		526,293

Utilities - 1.8%
Exelon Corp.	1,802	68,098
Pinnacle West Capital Corp.	772	56,881
Evergy, Inc.	834	42,284
Total Utilities		167,263

Total Common Stocks
(Cost $8,152,695)		9,213,132

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
S&P 500® PURE VALUE FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$32,695	$32,695
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	12,700	12,700
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	12,575	12,575
Total Repurchase Agreements
(Cost $57,970)		57,970

Total Investments - 100.1%
(Cost $8,210,665)		$9,271,102
Other Assets & Liabilities, net - (0.1)%		(13,499)
Total Net Assets - 100.0%		$9,257,603

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,213,132	$—	$—	$9,213,132
Repurchase Agreements	—	57,970	—	57,970
Total Assets	$9,213,132	$57,970	$—	$9,271,102

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $8,152,695)	$9,213,132
Repurchase agreements, at value (cost $57,970)	57,970
Receivables:
Dividends	12,051
Fund shares sold	26
Interest	17
Total assets	9,283,196

Liabilities:
Payable for:
Management fees	7,366
Transfer agent fees	3,317
Distribution and service fees	3,148
Professional fees	2,667
Licensing fees	2,456
Printing fees	2,409
Fund shares redeemed	1,655
Portfolio accounting and administration fees	1,006
Trustees’ fees*	199
Miscellaneous	1,370
Total liabilities	25,593
Net assets	$9,257,603

Net assets consist of:
Paid in capital	$25,015,180
Total distributable earnings (loss)	(15,757,577)
Net assets	$9,257,603

A-Class:
Net assets	$2,611,664
Capital shares outstanding	30,136
Net asset value per share	$86.66
Maximum offering price per share (Net asset value divided by 95.25%)	$90.98

C-Class:
Net assets	$963,800
Capital shares outstanding	13,674
Net asset value per share	$70.48

H-Class:
Net assets	$5,682,139
Capital shares outstanding	65,252
Net asset value per share	$87.08

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends	$220,923
Interest	2,189
Income from securities lending, net	44
Total investment income	223,156

Expenses:
Management fees	63,319
Distribution and service fees:
A-Class	3,648
C-Class	5,770
H-Class	16,013
Transfer agent fees	17,721
Portfolio accounting and administration fees	12,867
Professional fees	3,785
Trustees’ fees*	2,004
Custodian fees	1,175
Miscellaneous	9,287
Total expenses	135,589
Less:
Expenses reimbursed by Adviser	(1,266)
Net expenses	134,323
Net investment income	88,833

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(588,870)
Net realized loss	(588,870)
Net change in unrealized appreciation (depreciation) on:
Investments	(187,526)
Net change in unrealized appreciation (depreciation)	(187,526)
Net realized and unrealized loss	(776,396)
Net decrease in net assets resulting from operations	$(687,563)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$88,833	$544,100
Net realized loss on investments	(588,870)	(3,790,184)
Net change in unrealized appreciation (depreciation) on investments	(187,526)	(12,156,011)
Net decrease in net assets resulting from operations	(687,563)	(15,402,095)

Distributions to shareholders:
A-Class	—	(87,355)
C-Class	—	(42,550)
H-Class	—	(618,541)
Total distributions to shareholders	—	(748,446)

Capital share transactions:
Proceeds from sale of shares
A-Class	765,902	2,654,044
C-Class	728,144	2,075,357
H-Class	27,388,165	394,450,132
Distributions reinvested
A-Class	—	74,124
C-Class	—	24,525
H-Class	—	601,352
Cost of shares redeemed
A-Class	(1,526,958)	(2,394,815)
C-Class	(978,109)	(2,080,018)
H-Class	(33,874,864)	(531,510,532)
Net decrease from capital share transactions	(7,497,720)	(136,105,831)
Net decrease in net assets	(8,185,283)	(152,256,372)

Net assets:
Beginning of period	17,442,886	169,699,258
End of period	$9,257,603	$17,442,886

Capital share activity:
Shares sold
A-Class	8,490	27,753
C-Class	10,032	26,306
H-Class	306,079	4,039,490
Shares issued from reinvestment of distributions
A-Class	—	826
C-Class	—	334
H-Class	—	6,668
Shares redeemed
A-Class	(17,255)	(25,229)
C-Class	(13,788)	(26,938)
H-Class	(383,370)	(5,521,518)
Net decrease in shares	(89,812)	(1,472,308)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$88.84	$101.27	$89.23	$48.65	$76.07	$83.46
Income (loss) from investment operations:
Net investment income (loss)[b]	.47	1.05	.89	.70	1.02	.85
Net gain (loss) on investments (realized and unrealized)	(2.65)	(11.35)	13.43	40.58	(27.62)	(2.17)
Total from investment operations	(2.18)	(10.30)	14.32	41.28	(26.60)	(1.32)
Less distributions from:
Net investment income	—	(2.13)	(2.28)	(.70)	(.82)	(1.14)
Net realized gains	—	—	—	—	—	(4.93)
Total distributions	—	(2.13)	(2.28)	(.70)	(.82)	(6.07)
Net asset value, end of period	$86.66	$88.84	$101.27	$89.23	$48.65	$76.07

Total Return[c]	(2.45%)	(10.20%)	16.26%	85.10%	(35.38%)	(1.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,612	$3,456	$3,600	$2,925	$1,716	$3,518
Ratios to average net assets:
Net investment income (loss)	1.05%	1.11%	0.94%	1.06%	1.32%	1.01%
Total expenses	1.56%	1.55%	1.51%	1.60%	1.63%	1.61%
Net expenses	1.54%[d]	1.55%	1.51%	1.60%	1.63%	1.61%
Portfolio turnover rate	161%	594%	823%	1,207%	254%	190%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$72.52	$83.72	$74.69	$41.11	$64.87	$72.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.30	.14	.18	.17	.12
Net gain (loss) on investments (realized and unrealized)	(2.15)	(9.37)	11.17	34.10	(23.11)	(1.82)
Total from investment operations	(2.04)	(9.07)	11.31	34.28	(22.94)	(1.70)
Less distributions from:
Net investment income	—	(2.13)	(2.28)	(.70)	(.82)	(1.14)
Net realized gains	—	—	—	—	—	(4.93)
Total distributions	—	(2.13)	(2.28)	(.70)	(.82)	(6.07)
Net asset value, end of period	$70.48	$72.52	$83.72	$74.69	$41.11	$64.87

Total Return[c]	(2.81%)	(10.89%)	15.40%	83.72%	(35.87%)	(2.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$964	$1,264	$1,484	$1,805	$1,321	$2,340
Ratios to average net assets:
Net investment income (loss)	0.30%	0.39%	0.17%	0.32%	0.26%	0.17%
Total expenses	2.31%	2.30%	2.26%	2.35%	2.38%	2.36%
Net expenses	2.29%[d]	2.30%	2.26%	2.35%	2.38%	2.36%
Portfolio turnover rate	161%	594%	823%	1,207%	254%	190%

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$89.26	$101.75	$89.64	$48.87	$76.39	$83.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.50	.98	.98	.84	.96	.81
Net gain (loss) on investments (realized and unrealized)	(2.68)	(11.34)	13.41	40.63	(27.66)	(2.13)
Total from investment operations	(2.18)	(10.36)	14.39	41.47	(26.70)	(1.32)
Less distributions from:
Net investment income	—	(2.13)	(2.28)	(.70)	(.82)	(1.14)
Net realized gains	—	—	—	—	—	(4.93)
Total distributions	—	(2.13)	(2.28)	(.70)	(.82)	(6.07)
Net asset value, end of period	$87.08	$89.26	$101.75	$89.64	$48.87	$76.39

Total Return	(2.44%)	(10.22%)	16.26%	85.15%	(35.38%)	(1.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,682	$12,723	$164,615	$52,797	$5,422	$43,352
Ratios to average net assets:
Net investment income (loss)	1.12%	1.01%	1.01%	1.17%	1.22%	0.97%
Total expenses	1.55%	1.55%	1.52%	1.58%	1.63%	1.61%
Net expenses	1.54%[d]	1.55%	1.52%	1.58%	1.63%	1.61%
Portfolio turnover rate	161%	594%	823%	1,207%	254%	190%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
PBF Energy, Inc. — Class A	3.4%
Builders FirstSource, Inc.	2.9%
Celsius Holdings, Inc.	2.7%
Kinsale Capital Group, Inc.	2.6%
Weatherford International plc	2.3%
Range Resources Corp.	2.3%
Civitas Resources, Inc.	2.2%
Murphy USA, Inc.	2.2%
Annaly Capital Management, Inc.	2.1%
CNX Resources Corp.	2.0%
Top Ten Total	24.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	6.74%	16.89%	2.72%	5.20%
A-Class Shares with sales charge‡	1.67%	11.34%	1.73%	4.69%
C-Class Shares	6.33%	16.03%	1.96%	4.42%
C-Class Shares with CDSC§	5.33%	15.03%	1.96%	4.42%
H-Class Shares	6.71%	16.84%	2.71%	5.20%
S&P MidCap 400 Pure Growth Index	7.66%	18.93%	4.28%	6.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Energy - 22.9%
PBF Energy, Inc. — Class A	24,977	$1,337,019
Weatherford International plc*	10,252	926,063
Range Resources Corp.	28,262	915,971
Civitas Resources, Inc.	10,950	885,527
CNX Resources Corp.*	35,614	804,164
Matador Resources Co.	13,450	800,006
Southwestern Energy Co.*	107,943	696,232
Antero Resources Corp.*	26,598	675,057
Murphy Oil Corp.	13,267	601,659
Valaris Ltd.*	7,727	579,371
DT Midstream, Inc.	10,083	533,592
NOV, Inc.	17,882	373,734
Total Energy		9,128,395

Consumer, Non-cyclical - 22.5%
Celsius Holdings, Inc.*	6,360	1,091,376
Shockwave Medical, Inc.*	3,145	626,169
Neurocrine Biosciences, Inc.*	5,456	613,800
Grand Canyon Education, Inc.*	4,725	552,258
Halozyme Therapeutics, Inc.*	12,855	491,061
Medpace Holdings, Inc.*	1,863	451,088
Inari Medical, Inc.*	6,794	444,328
Avis Budget Group, Inc.*	2,417	434,311
Lantheus Holdings, Inc.*	5,533	384,433
Darling Ingredients, Inc.*	7,107	370,985
Option Care Health, Inc.*	11,177	361,576
H&R Block, Inc.	8,069	347,451
Exelixis, Inc.*	14,342	313,373
Jazz Pharmaceuticals plc*	2,395	310,009
FTI Consulting, Inc.*	1,727	308,114
WEX, Inc.*	1,475	277,433
Repligen Corp.*	1,553	246,942
Morningstar, Inc.	992	232,366
HealthEquity, Inc.*	3,178	232,153
Lancaster Colony Corp.	1,324	218,500
Service Corporation International	3,765	215,132
Paylocity Holding Corp.*	1,168	212,226
United Therapeutics Corp.*	914	206,445
Total Consumer, Non-cyclical		8,941,529

Industrial - 17.5%
Builders FirstSource, Inc.*	9,345	1,163,359
UFP Industries, Inc.	6,515	667,136
RBC Bearings, Inc.*	2,297	537,797
Simpson Manufacturing Company, Inc.	3,471	519,990
Louisiana-Pacific Corp.	9,300	514,011
Landstar System, Inc.	2,855	505,164
Clean Harbors, Inc.*	2,882	482,331
EMCOR Group, Inc.	1,982	416,993
Belden, Inc.	4,028	388,903
BWX Technologies, Inc.	4,869	365,078
Carlisle Companies, Inc.	1,219	316,038
Valmont Industries, Inc.	1,298	311,792
Eagle Materials, Inc.	1,834	305,398
Silgan Holdings, Inc.	7,005	301,986
Toro Co.	2,097	174,261
Total Industrial		6,970,237

Consumer, Cyclical - 10.5%
Murphy USA, Inc.	2,586	883,714
Casey’s General Stores, Inc.	2,091	567,748
Tempur Sealy International, Inc.	11,461	496,720
TKO Group Holdings, Inc.	5,088	427,697
Deckers Outdoor Corp.*	728	374,258
Wingstop, Inc.	1,952	351,048
Texas Roadhouse, Inc. — Class A	3,477	334,140
FirstCash Holdings, Inc.	2,938	294,916
Crocs, Inc.*	2,735	241,309
Visteon Corp.*	1,560	215,389
Total Consumer, Cyclical		4,186,939

Financial - 10.4%
Kinsale Capital Group, Inc.	2,518	1,042,779
Annaly Capital Management, Inc. REIT	43,816	824,179
RLI Corp.	4,603	625,502
Jefferies Financial Group, Inc.	15,670	573,992
SLM Corp.	30,311	412,836
Erie Indemnity Co. — Class A	1,384	406,605
Selective Insurance Group, Inc.	2,551	263,187
Total Financial		4,149,080

Basic Materials - 5.7%
Westlake Corp.	5,742	715,855
Reliance Steel & Aluminum Co.	2,705	709,332
Olin Corp.	6,300	314,874
Cabot Corp.	4,408	305,342
MP Materials Corp.*	12,532	239,361
Total Basic Materials		2,284,764

Technology - 4.9%
Amkor Technology, Inc.	20,447	462,102
Dropbox, Inc. — Class A*	13,123	357,339
Cirrus Logic, Inc.*	4,743	350,792
KBR, Inc.	4,847	285,682
ExlService Holdings, Inc.*	10,083	282,728
Concentrix Corp.	2,629	210,609
Total Technology		1,949,252

Communications - 2.8%
Nexstar Media Group, Inc. — Class A	3,634	521,007
GoDaddy, Inc. — Class A*	5,393	401,671
Calix, Inc.*	3,859	176,896
Total Communications		1,099,574

Utilities - 2.3%
Essential Utilities, Inc.	9,484	325,586
ONE Gas, Inc.	4,353	297,223
OGE Energy Corp.	8,595	286,471
Total Utilities		909,280

Total Common Stocks
(Cost $33,800,345)		39,619,050

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
S&P MIDCAP 400® PURE GROWTH FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$143,219	$143,219
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	55,633	55,633
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	55,084	55,084
Total Repurchase Agreements
(Cost $253,936)		253,936

Total Investments - 100.1%
(Cost $34,054,281)		$39,872,986
Other Assets & Liabilities, net - (0.1)%		(26,841)
Total Net Assets - 100.0%		$39,846,145

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$39,619,050	$—	$—	$39,619,050
Repurchase Agreements	—	253,936	—	253,936
Total Assets	$39,619,050	$253,936	$—	$39,872,986

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $33,800,345)	$39,619,050
Repurchase agreements, at value (cost $253,936)	253,936
Receivables:
Dividends	44,221
Fund shares sold	31,126
Interest	75
Total assets	39,948,408

Liabilities:
Payable for:
Management fees	31,469
Fund shares redeemed	23,482
Professional fees	11,395
Distribution and service fees	11,206
Transfer agent fees	10,926
Portfolio accounting and administration fees	4,296
Trustees’ fees*	563
Miscellaneous	8,926
Total liabilities	102,263
Net assets	$39,846,145

Net assets consist of:
Paid in capital	$42,228,143
Total distributable earnings (loss)	(2,381,998)
Net assets	$39,846,145

A-Class:
Net assets	$6,978,039
Capital shares outstanding	151,384
Net asset value per share	$46.09
Maximum offering price per share (Net asset value divided by 95.25%)	$48.39

C-Class:
Net assets	$974,040
Capital shares outstanding	27,491
Net asset value per share	$35.43

H-Class:
Net assets	$31,894,066
Capital shares outstanding	691,270
Net asset value per share	$46.14

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends	$234,336
Interest	5,421
Income from securities lending, net	164
Total investment income	239,921

Expenses:
Management fees	139,328
Distribution and service fees:
A-Class	8,383
C-Class	5,961
H-Class	36,563
Transfer agent fees	38,019
Portfolio accounting and administration fees	28,313
Registration fees	15,740
Professional fees	12,338
Trustees’ fees*	2,850
Custodian fees	2,492
Line of credit fees	14
Miscellaneous	3,024
Total expenses	293,025
Less:
Expenses reimbursed by Adviser	(4,115)
Net expenses	288,910
Net investment loss	(48,989)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,172,219)
Net realized loss	(2,172,219)
Net change in unrealized appreciation (depreciation) on:
Investments	2,985,420
Net change in unrealized appreciation (depreciation)	2,985,420
Net realized and unrealized gain	813,201
Net increase in net assets resulting from operations	$764,212

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(48,989)	$(155,534)
Net realized loss on investments	(2,172,219)	(3,393,226)
Net change in unrealized appreciation (depreciation) on investments	2,985,420	(1,434,482)
Net increase (decrease) in net assets resulting from operations	764,212	(4,983,242)

Distributions to shareholders:
A-Class	—	(627,690)
C-Class	—	(178,592)
H-Class	—	(3,304,813)
Total distributions to shareholders	—	(4,111,095)

Capital share transactions:
Proceeds from sale of shares
A-Class	747,196	964,531
C-Class	286,266	595,621
H-Class	166,924,673	103,836,867
Distributions reinvested
A-Class	—	611,507
C-Class	—	178,362
H-Class	—	3,274,675
Cost of shares redeemed
A-Class	(510,437)	(1,696,089)
C-Class	(599,337)	(1,186,861)
H-Class	(155,545,970)	(108,848,399)
Net increase (decrease) from capital share transactions	11,302,391	(2,269,786)
Net increase (decrease) in net assets	12,066,603	(11,364,123)

Net assets:
Beginning of period	27,779,542	39,143,665
End of period	$39,846,145	$27,779,542

Capital share activity:
Shares sold
A-Class	16,273	20,931
C-Class	8,091	16,019
H-Class	3,579,249	2,163,142
Shares issued from reinvestment of distributions
A-Class	—	14,436
C-Class	—	5,446
H-Class	—	77,196
Shares redeemed
A-Class	(11,218)	(36,712)
C-Class	(17,032)	(32,330)
H-Class	(3,356,184)	(2,317,952)
Net increase (decrease) in shares	219,179	(89,824)

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$43.18	$53.47	$64.65	$33.77	$45.88	$54.96
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.18)	(.69)	(.57)	(.32)	(.30)
Net gain (loss) on investments (realized and unrealized)	2.96	(5.43)	(3.86)	32.09	(11.79)	(2.39)
Total from investment operations	2.91	(5.61)	(4.55)	31.52	(12.11)	(2.69)
Less distributions from:
Net realized gains	—	(4.68)	(6.63)	(.64)	—	(6.39)
Total distributions	—	(4.68)	(6.63)	(.64)	—	(6.39)
Net asset value, end of period	$46.09	$43.18	$53.47	$64.65	$33.77	$45.88

Total Return[c]	6.74%	(10.32%)	(8.07%)	93.55%	(26.39%)	(4.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,978	$6,319	$7,895	$11,272	$4,556	$10,681
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.39%)	(1.09%)	(1.08%)	(0.72%)	(0.59%)
Total expenses	1.55%	1.55%	1.51%	1.59%	1.63%	1.62%
Net expenses	1.54%[d]	1.55%	1.51%	1.59%	1.63%	1.62%
Portfolio turnover rate	348%	372%	125%	407%	190%	165%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$33.32	$42.78	$53.41	$28.17	$38.56	$47.66
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.43)	(.96)	(.78)	(.54)	(.62)
Net gain (loss) on investments (realized and unrealized)	2.29	(4.35)	(3.04)	26.66	(9.85)	(2.09)
Total from investment operations	2.11	(4.78)	(4.00)	25.88	(10.39)	(2.71)
Less distributions from:
Net realized gains	—	(4.68)	(6.63)	(.64)	—	(6.39)
Total distributions	—	(4.68)	(6.63)	(.64)	—	(6.39)
Net asset value, end of period	$35.43	$33.32	$42.78	$53.41	$28.17	$38.56

Total Return[c]	6.33%	(11.00%)	(8.76%)	92.12%	(26.95%)	(4.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$974	$1,214	$2,023	$4,005	$3,956	$8,609
Ratios to average net assets:
Net investment income (loss)	(1.04%)	(1.16%)	(1.85%)	(1.82%)	(1.47%)	(1.37%)
Total expenses	2.30%	2.30%	2.26%	2.35%	2.38%	2.36%
Net expenses	2.29%[d]	2.30%	2.26%	2.35%	2.38%	2.36%
Portfolio turnover rate	348%	372%	125%	407%	190%	165%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$43.24	$53.54	$64.74	$33.82	$45.94	$55.03
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.17)	(.70)	(.56)	(.31)	(.34)
Net gain (loss) on investments (realized and unrealized)	2.95	(5.45)	(3.87)	32.12	(11.81)	(2.36)
Total from investment operations	2.90	(5.62)	(4.57)	31.56	(12.12)	(2.70)
Less distributions from:
Net realized gains	—	(4.68)	(6.63)	(.64)	—	(6.39)
Total distributions	—	(4.68)	(6.63)	(.64)	—	(6.39)
Net asset value, end of period	$46.14	$43.24	$53.54	$64.74	$33.82	$45.94

Total Return	6.71%	(10.32%)	(8.09%)	93.53%	(26.38%)	(4.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,894	$20,247	$29,225	$50,599	$27,848	$47,929
Ratios to average net assets:
Net investment income (loss)	(0.24%)	(0.36%)	(1.10%)	(1.06%)	(0.71%)	(0.64%)
Total expenses	1.55%	1.55%	1.51%	1.59%	1.63%	1.61%
Net expenses	1.53%[d]	1.55%	1.51%	1.59%	1.63%	1.61%
Portfolio turnover rate	348%	372%	125%	407%	190%	165%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
United States Steel Corp.	4.1%
Goodyear Tire & Rubber Co.	3.9%
KB Home	3.9%
Taylor Morrison Home Corp. — Class A	3.9%
XPO, Inc.	3.6%
Lithia Motors, Inc. — Class A	3.0%
Avnet, Inc.	2.8%
Thor Industries, Inc.	2.7%
Brighthouse Financial, Inc.	2.6%
Arrow Electronics, Inc.	2.6%
Top Ten Total	33.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	4.62%	23.58%	6.63%	7.63%
A-Class Shares with sales charge‡	(0.35%)	17.72%	5.60%	7.11%
C-Class Shares	4.22%	22.66%	5.83%	6.83%
C-Class Shares with CDSC§	3.22%	21.66%	5.83%	6.83%
H-Class Shares	4.61%	23.63%	6.64%	7.63%
S&P MidCap 400 Pure Value Index	5.54%	26.10%	8.98%	9.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Cyclical - 34.0%
Goodyear Tire & Rubber Co.*	43,406	$539,536
KB Home	11,655	539,393
Taylor Morrison Home Corp. — Class A*	12,590	536,460
Lithia Motors, Inc. — Class A	1,394	411,690
Thor Industries, Inc.	3,898	370,817
Toll Brothers, Inc.	4,821	356,561
PVH Corp.	4,445	340,087
Kohl’s Corp.	13,589	284,826
Penske Automotive Group, Inc.	1,633	272,809
Adient plc*	6,538	239,945
Gap, Inc.	15,797	167,922
Lear Corp.	1,197	160,637
Nordstrom, Inc.	10,248	153,105
Macy’s, Inc.	11,677	135,570
Skechers USA, Inc. — Class A*	1,821	89,138
Topgolf Callaway Brands Corp.*	6,181	85,545
Total Consumer, Cyclical		4,684,041

Financial - 20.4%
Brighthouse Financial, Inc.*	7,465	365,337
Unum Group	5,047	248,262
Park Hotels & Resorts, Inc. REIT	18,605	229,214
New York Community Bancorp, Inc.	19,930	226,006
First American Financial Corp.	2,822	159,415
Vornado Realty Trust REIT	6,552	148,599
Jones Lang LaSalle, Inc.*	1,052	148,521
MGIC Investment Corp.	8,594	143,434
Old Republic International Corp.	5,081	136,882
Janus Henderson Group plc	4,664	120,425
Essent Group Ltd.	2,351	111,179
CNO Financial Group, Inc.	4,017	95,323
Cousins Properties, Inc. REIT	4,457	90,789
Reinsurance Group of America, Inc. — Class A	608	88,276
Starwood Property Trust, Inc. REIT	4,168	80,651
Kemper Corp.	1,908	80,193
Sabra Health Care REIT, Inc.	5,742	80,043
FNB Corp.	6,870	74,127
Kilroy Realty Corp. REIT	2,200	69,542
Associated Banc-Corp.	3,845	65,788
Medical Properties Trust, Inc. REIT[1]	9,709	52,914
Total Financial		2,814,920

Industrial - 20.3%
XPO, Inc.*	6,571	490,591
Avnet, Inc.	8,092	389,954
Arrow Electronics, Inc.*	2,913	364,824
Jabil, Inc.	2,826	358,591
TD SYNNEX Corp.	3,055	305,072
Ryder System, Inc.	2,690	287,696
GXO Logistics, Inc.*	2,583	151,493
Fluor Corp.*	4,046	148,488
Greif, Inc. — Class A	1,885	125,937
Coherent Corp.*	2,845	92,861
Vishay Intertechnology, Inc.	3,363	83,133
Total Industrial		2,798,640

Consumer, Non-cyclical - 11.1%
Tenet Healthcare Corp.*	4,550	299,800
ManpowerGroup, Inc.	2,939	215,487
Graham Holdings Co. — Class B	352	205,216
Pilgrim’s Pride Corp.*	8,748	199,717
Enovis Corp.*	3,655	192,728
Patterson Companies, Inc.	4,758	141,027
Perrigo Company plc	4,213	134,605
Post Holdings, Inc.*	938	80,424
Hertz Global Holdings, Inc.*	4,627	56,681
Total Consumer, Non-cyclical		1,525,685

Basic Materials - 7.8%
United States Steel Corp.	17,346	563,398
Cleveland-Cliffs, Inc.*	21,487	335,842
Avient Corp.	3,446	121,712
Alcoa Corp.	2,097	60,939
Total Basic Materials		1,081,891

Technology - 3.7%
NCR Corp.*	8,111	218,753
Kyndryl Holdings, Inc.*	13,007	196,406
MKS Instruments, Inc.	1,103	95,454
Total Technology		510,613

Utilities - 1.1%
Southwest Gas Holdings, Inc.	1,311	79,198
UGI Corp.	3,168	72,864
Total Utilities		152,062

Energy - 0.7%
Chesapeake Energy Corp.	1,066	91,921

Communications - 0.4%
Frontier Communications Parent, Inc.*	3,364	52,647

Total Common Stocks
(Cost $12,445,689)		13,712,420

SECURITIES LENDING COLLATERAL†,2 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class X, 5.26%[3]	39,204	39,204
Total Securities Lending Collateral
(Cost $39,204)		39,204

Total Investments - 99.8%
(Cost $12,484,893)		$13,751,624
Other Assets & Liabilities, net - 0.2%		32,850
Total Net Assets - 100.0%		$13,784,474

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
S&P MIDCAP 400® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Securities lending collateral — See Note 7.
[3]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,712,420	$—	$—	$13,712,420
Securities Lending Collateral	39,204	—	—	39,204
Total Assets	$13,751,624	$—	$—	$13,751,624

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $38,848 of securities loaned (cost $12,484,893)	$13,751,624
Cash	98,480
Receivables:
Dividends	17,917
Fund shares sold	55
Securities lending income	2
Total assets	13,868,078

Liabilities:
Payable for:
Return of securities lending collateral	39,204
Management fees	16,037
Transfer agent fees	5,864
Distribution and service fees	5,686
Portfolio accounting and administration fees	2,189
Fund shares redeemed	1,809
Trustees’ fees*	327
Miscellaneous	12,488
Total liabilities	83,604
Net assets	$13,784,474

Net assets consist of:
Paid in capital	$15,275,297
Total distributable earnings (loss)	(1,490,823)
Net assets	$13,784,474

A-Class:
Net assets	$1,879,865
Capital shares outstanding	29,628
Net asset value per share	$63.45
Maximum offering price per share (Net asset value divided by 95.25%)	$66.61

C-Class:
Net assets	$548,092
Capital shares outstanding	10,571
Net asset value per share	$51.85

H-Class:
Net assets	$11,356,517
Capital shares outstanding	179,267
Net asset value per share	$63.35

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends	$150,185
Interest	3,252
Income from securities lending, net	680
Total investment income	154,117

Expenses:
Management fees	74,118
Distribution and service fees:
A-Class	2,145
C-Class	3,688
H-Class	21,636
Transfer agent fees	19,894
Portfolio accounting and administration fees	15,062
Registration fees	9,919
Professional fees	6,239
Trustees’ fees*	1,577
Custodian fees	1,331
Line of credit fees	81
Miscellaneous	194
Total expenses	155,884
Less:
Expenses reimbursed by Adviser	(2,242)
Net expenses	153,642
Net investment income	475

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(272,213)
Net realized loss	(272,213)
Net change in unrealized appreciation (depreciation) on:
Investments	6,522
Net change in unrealized appreciation (depreciation)	6,522
Net realized and unrealized loss	(265,691)
Net decrease in net assets resulting from operations	$(265,216)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$475	$191,352
Net realized loss on investments	(272,213)	(679,914)
Net change in unrealized appreciation (depreciation) on investments	6,522	(422,791)
Net decrease in net assets resulting from operations	(265,216)	(911,353)

Distributions to shareholders:
A-Class	—	(216,123)
C-Class	—	(279,123)
H-Class	—	(2,173,163)
Total distributions to shareholders	—	(2,668,409)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,023,095	1,636,761
C-Class	297,302	1,978,270
H-Class	43,623,617	333,340,335
Distributions reinvested
A-Class	—	216,123
C-Class	—	276,619
H-Class	—	2,155,836
Cost of shares redeemed
A-Class	(1,371,785)	(706,450)
C-Class	(1,487,350)	(629,158)
H-Class	(39,792,572)	(352,963,951)
Net increase (decrease) from capital share transactions	2,292,307	(14,695,615)
Net increase (decrease) in net assets	2,027,091	(18,275,377)

Net assets:
Beginning of period	11,757,383	30,032,760
End of period	$13,784,474	$11,757,383

Capital share activity:
Shares sold
A-Class	15,334	24,062
C-Class	5,395	33,722
H-Class	664,962	5,080,728
Shares issued from reinvestment of distributions
A-Class	—	3,753
C-Class	—	5,844
H-Class	—	37,506
Shares redeemed
A-Class	(22,653)	(10,689)
C-Class	(30,355)	(12,248)
H-Class	(613,654)	(5,389,191)
Net increase (decrease) in shares	19,029	(226,513)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$60.65	$70.65	$70.16	$30.53	$51.62	$53.32
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.49	.40	.20	.34	(.04)
Net gain (loss) on investments (realized and unrealized)	2.76 [d]	(1.88)	4.22	39.45	(21.43)	(.17)
Total from investment operations	2.80	(1.39)	4.62	39.65	(21.09)	(.21)
Less distributions from:
Net investment income	—	(.08)	(.86)	(.02)	—	(.02)
Net realized gains	—	(8.53)	(3.27)	—	—	(1.47)
Total distributions	—	(8.61)	(4.13)	(.02)	—	(1.49)
Net asset value, end of period	$63.45	$60.65	$70.65	$70.16	$30.53	$51.62

Total Return[c]	4.62%	(1.32%)	6.67%	129.91%	(40.86%)	(0.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,880	$2,241	$1,400	$1,868	$749	$1,203
Ratios to average net assets:
Net investment income (loss)	0.14%	0.75%	0.55%	0.41%	0.68%	(0.07%)
Total expenses	1.56%	1.55%	1.51%	1.59%	1.63%	1.62%
Net expenses	1.54%[e]	1.55%	1.51%	1.59%	1.63%	1.62%
Portfolio turnover rate	251%	1,064%	252%	454%	993%	558%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$49.75	$60.04	$60.66	$26.59	$45.31	$47.35
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)	(.02)	(.13)	(.13)	(.05)	(.41)
Net gain (loss) on investments (realized and unrealized)	2.29 [d]	(1.66)	3.64	34.22	(18.67)	(.14)
Total from investment operations	2.10	(1.68)	3.51	34.09	(18.72)	(.55)
Less distributions from:
Net investment income	—	(.08)	(.86)	(.02)	—	(.02)
Net realized gains	—	(8.53)	(3.27)	—	—	(1.47)
Total distributions	—	(8.61)	(4.13)	(.02)	—	(1.49)
Net asset value, end of period	$51.85	$49.75	$60.04	$60.66	$26.59	$45.31

Total Return[c]	4.22%	(2.06%)	5.86%	128.24%	(41.32%)	(0.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$548	$1,768	$493	$1,690	$708	$1,842
Ratios to average net assets:
Net investment income (loss)	(0.73%)	(0.03%)	(0.21%)	(0.30%)	(0.12%)	(0.85%)
Total expenses	2.32%	2.30%	2.26%	2.34%	2.37%	2.37%
Net expenses	2.30%[e]	2.30%	2.26%	2.34%	2.37%	2.37%
Portfolio turnover rate	251%	1,064%	252%	454%	993%	558%

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$60.56	$70.54	$70.05	$30.48	$51.54	$53.25
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	.49	.35	.31	.20	(.07)
Net gain (loss) on investments (realized and unrealized)	2.78 [d]	(1.86)	4.27	39.28	(21.26)	(.15)
Total from investment operations	2.79	(1.37)	4.62	39.59	(21.06)	(.22)
Less distributions from:
Net investment income	—	(.08)	(.86)	(.02)	—	(.02)
Net realized gains	—	(8.53)	(3.27)	—	—	(1.47)
Total distributions	—	(8.61)	(4.13)	(.02)	—	(1.49)
Net asset value, end of period	$63.35	$60.56	$70.54	$70.05	$30.48	$51.54

Total Return	4.61%	(1.30%)	6.68%	129.92%	(40.86%)	(0.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,357	$7,749	$28,139	$154,269	$1,618	$10,928
Ratios to average net assets:
Net investment income (loss)	0.02%	0.74%	0.48%	0.51%	0.39%	(0.13%)
Total expenses	1.55%	1.55%	1.51%	1.54%	1.63%	1.62%
Net expenses	1.52%[e]	1.55%	1.51%	1.54%	1.63%	1.62%
Portfolio turnover rate	251%	1,064%	252%	454%	993%	558%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
Axcelis Technologies, Inc.	3.1%
REX American Resources Corp.	2.0%
Green Brick Partners, Inc.	2.0%
Matson, Inc.	1.8%
Boise Cascade Co.	1.8%
Rambus, Inc.	1.8%
elf Beauty, Inc.	1.8%
SM Energy Co.	1.8%
Dorian LPG Ltd.	1.8%
Encore Wire Corp.	1.7%
Top Ten Total	19.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	2.53%	10.96%	(2.44%)	4.62%
A-Class Shares with sales charge‡	(2.34%)	5.69%	(3.38%)	4.11%
C-Class Shares	2.12%	10.15%	(3.16%)	3.83%
C-Class Shares with CDSC§	1.12%	9.15%	(3.16%)	3.83%
H-Class Shares	2.55%	10.92%	(2.46%)	4.61%
S&P SmallCap 600 Pure Growth Index	3.19%	12.54%	(0.76%)	6.44%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 23.1%
elf Beauty, Inc.*	902	$99,067
Dynavax Technologies Corp.*	5,807	85,769
Cross Country Healthcare, Inc.*	2,888	71,594
Amphastar Pharmaceuticals, Inc.*	1,467	67,467
Adtalem Global Education, Inc.*	1,457	62,432
iTeos Therapeutics, Inc.*	5,562	60,904
Catalyst Pharmaceuticals, Inc.*	4,847	56,662
UFP Technologies, Inc.*	339	54,731
Cal-Maine Foods, Inc.	1,057	51,180
Ensign Group, Inc.	549	51,018
AMN Healthcare Services, Inc.*	595	50,682
Cytokinetics, Inc.*	1,687	49,699
Corcept Therapeutics, Inc.*	1,812	49,368
MGP Ingredients, Inc.	442	46,622
Innoviva, Inc.*	3,534	45,907
Stride, Inc.*	1,016	45,751
Simply Good Foods Co.*	1,275	44,013
Vir Biotechnology, Inc.*	3,994	37,424
Hostess Brands, Inc.*	1,044	34,776
REGENXBIO, Inc.*	2,059	33,891
Supernus Pharmaceuticals, Inc.*	1,041	28,701
Tootsie Roll Industries, Inc.	843	25,172
Collegium Pharmaceutical, Inc.*	1,046	23,378
Arcus Biosciences, Inc.*	1,237	22,204
Medifast, Inc.	251	18,787
Addus HomeCare Corp.*	209	17,805
AdaptHealth Corp.*	1,933	17,590
Xencor, Inc.*	834	16,805
Pacira BioSciences, Inc.*	459	14,082
Ligand Pharmaceuticals, Inc.*	107	—
Ligand Pharmaceuticals, Inc.*	107	—
Total Consumer, Non-cyclical		1,283,481

Industrial - 21.2%
Matson, Inc.	1,141	101,229
Boise Cascade Co.	968	99,743
Dorian LPG Ltd.	3,412	98,027
Encore Wire Corp.	527	96,156
Comfort Systems USA, Inc.	446	76,003
Advanced Energy Industries, Inc.	732	75,484
PGT Innovations, Inc.*	2,512	69,708
Mueller Industries, Inc.	894	67,193
Fabrinet*	309	51,485
AAON, Inc.	805	45,780
Marten Transport Ltd.	2,197	43,303
Myers Industries, Inc.	2,025	36,308
Lindsay Corp.	300	35,304
Applied Industrial Technologies, Inc.	220	34,014
EnPro Industries, Inc.	269	32,600
Badger Meter, Inc.	226	32,515
Plexus Corp.*	303	28,173
AeroVironment, Inc.*	251	27,994
Forward Air Corp.	405	27,840
CTS Corp.	656	27,381
Franklin Electric Company, Inc.	282	25,163
Hillenbrand, Inc.	544	23,017
NV5 Global, Inc.*	238	22,903
Total Industrial		1,177,323

Technology - 15.7%
Axcelis Technologies, Inc.*	1,060	172,833
Rambus, Inc.*	1,780	99,306
Photronics, Inc.*	3,037	61,378
DoubleVerify Holdings, Inc.*	2,094	58,527
Kulicke & Soffa Industries, Inc.	1,181	57,432
Verra Mobility Corp.*	2,694	50,378
Onto Innovation, Inc.*	380	48,458
Alpha & Omega Semiconductor Ltd.*	1,459	43,536
Veeco Instruments, Inc.*	1,290	36,262
Progress Software Corp.	609	32,021
NextGen Healthcare, Inc.*	1,279	30,351
Diodes, Inc.*	364	28,698
Agilysys, Inc.*	400	26,464
SPS Commerce, Inc.*	152	25,933
Privia Health Group, Inc.*	1,065	24,495
Digi International, Inc.*	781	21,087
Veradigm, Inc.*	1,589	20,879
NetScout Systems, Inc.*	630	17,653
MaxLinear, Inc. — Class A*	706	15,708
Total Technology		871,399

Financial - 15.1%
Mr Cooper Group, Inc.*	1,787	95,712
StoneX Group, Inc.*	774	75,016
ARMOUR Residential REIT, Inc. REIT	15,266	64,880
St. Joe Co.	1,176	63,892
OFG Bancorp	2,113	63,094
Piper Sandler Cos.	333	48,388
First BanCorp	3,275	44,082
Avantax, Inc.*	1,656	42,361
Palomar Holdings, Inc.*	782	39,686
Marcus & Millichap, Inc.	1,066	31,277
BancFirst Corp.	348	30,182
Hanmi Financial Corp.	1,808	29,344
Bancorp, Inc.*	846	29,187
Preferred Bank/Los Angeles CA	453	28,199
City Holding Co.	281	25,388
Stellar Bancorp, Inc.	1,149	24,497
NBT Bancorp, Inc.	709	22,468
Dime Community Bancshares, Inc.	1,089	21,737
ServisFirst Bancshares, Inc.	348	18,155
Banner Corp.	309	13,095
Heritage Financial Corp.	800	13,048
CVB Financial Corp.	787	13,041
Total Financial		836,729

Energy - 9.4%
REX American Resources Corp.*	2,697	109,822
SM Energy Co.	2,475	98,134
Comstock Resources, Inc.	8,047	88,758
Vital Energy, Inc.*	1,416	78,474

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value
Northern Oil and Gas, Inc.	1,899	$76,397
CONSOL Energy, Inc.	430	45,111
RPC, Inc.	2,936	26,248
Total Energy		522,944

Consumer, Cyclical - 7.6%
Green Brick Partners, Inc.*	2,620	108,756
XPEL, Inc.*	757	58,372
Titan International, Inc.*	3,587	48,174
Monarch Casino & Resort, Inc.	769	47,755
Cavco Industries, Inc.*	178	47,288
Jack in the Box, Inc.	638	44,060
Ethan Allen Interiors, Inc.	1,249	37,345
Sun Country Airlines Holdings, Inc.*	2,060	30,570
Total Consumer, Cyclical		422,320

Basic Materials - 3.5%
Hawkins, Inc.	1,388	81,684
Kaiser Aluminum Corp.	599	45,081
Innospec, Inc.	274	28,003
Livent Corp.*	1,038	19,109
American Vanguard Corp.	1,546	16,898
Total Basic Materials		190,775

Communications - 3.2%
Cars.com, Inc.*	2,783	46,922
ATN International, Inc.	1,078	34,021
Harmonic, Inc.*	2,908	28,004
Extreme Networks, Inc.*	1,128	27,309
Clearfield, Inc.*	783	22,441
A10 Networks, Inc.	1,298	19,509
Total Communications		178,206

Utilities - 0.7%
Unitil Corp.	477	20,373
SJW Group	320	19,235
Total Utilities		39,608

Total Common Stocks
(Cost $4,818,474)		5,522,785

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.7%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$20,540	20,540
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	7,979	7,979
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	7,900	7,900
Total Repurchase Agreements
(Cost $36,419)		36,419

Total Investments - 100.2%
(Cost $4,854,893)		$5,559,204
Other Assets & Liabilities, net - (0.2)%		(9,904)
Total Net Assets - 100.0%		$5,549,300

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,522,785	$—	$—	$5,522,785
Repurchase Agreements	—	36,419	—	36,419
Total Assets	$5,522,785	$36,419	$—	$5,559,204

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $4,818,474)	$5,522,785
Repurchase agreements, at value (cost $36,419)	36,419
Receivables:
Dividends	2,831
Interest	11
Securities lending income	11
Total assets	5,562,057

Liabilities:
Payable for:
Management fees	3,479
Fund shares redeemed	2,094
Transfer agent fees	1,546
Distribution and service fees	1,431
Printing fees	1,138
Professional fees	1,117
Licensing fees	878
Portfolio accounting and administration fees	475
Trustees’ fees*	87
Miscellaneous	512
Total liabilities	12,757
Net assets	$5,549,300

Net assets consist of:
Paid in capital	$4,763,892
Total distributable earnings (loss)	785,408
Net assets	$5,549,300

A-Class:
Net assets	$1,167,823
Capital shares outstanding	25,458
Net asset value per share	$45.87
Maximum offering price per share (Net asset value divided by 95.25%)	$48.16

C-Class:
Net assets	$461,547
Capital shares outstanding	12,771
Net asset value per share	$36.14

H-Class:
Net assets	$3,919,930
Capital shares outstanding	85,569
Net asset value per share	$45.81

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $166)	$62,174
Interest	1,358
Income from securities lending, net	148
Total investment income	63,680

Expenses:
Management fees	32,212
Distribution and service fees:
A-Class	1,320
C-Class	1,703
H-Class	8,990
Transfer agent fees	8,697
Portfolio accounting and administration fees	6,546
Registration fees	3,306
Professional fees	1,763
Trustees’ fees*	801
Custodian fees	587
Line of credit fees	26
Miscellaneous	2,008
Total expenses	67,959
Less:
Expenses reimbursed by Adviser	(481)
Net expenses	67,478
Net investment loss	(3,798)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	332,218
Net realized gain	332,218
Net change in unrealized appreciation (depreciation) on:
Investments	362,702
Net change in unrealized appreciation (depreciation)	362,702
Net realized and unrealized gain	694,920
Net increase in net assets resulting from operations	$691,122

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(3,798)	$6,599
Net realized gain on investments	332,218	288,771
Net change in unrealized appreciation (depreciation) on investments	362,702	(29,892)
Net increase in net assets resulting from operations	691,122	265,478

Capital share transactions:
Proceeds from sale of shares
A-Class	446,356	557,244
C-Class	234,600	384,770
H-Class	37,450,347	117,176,874
Cost of shares redeemed
A-Class	(226,221)	(763,817)
C-Class	(45,221)	(478,499)
H-Class	(37,627,979)	(117,717,482)
Net increase (decrease) from capital share transactions	231,882	(840,910)
Net increase (decrease) in net assets	923,004	(575,432)

Net assets:
Beginning of period	4,626,296	5,201,728
End of period	$5,549,300	$4,626,296

Capital share activity:
Shares sold
A-Class	9,123	12,180
C-Class	6,152	10,501
H-Class	809,467	2,556,914
Shares redeemed
A-Class	(4,844)	(17,455)
C-Class	(1,232)	(14,065)
H-Class	(800,029)	(2,543,098)
Net increase in shares	18,637	4,977

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$44.74	$53.16	$89.23	$43.85	$65.22	$71.79
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	.13	(.70)	(.62)	(.44)	(.70)
Net gain (loss) on investments (realized and unrealized)	1.16	(8.55)[d]	(5.41)	46.00	(20.93)	(.94)
Total from investment operations	1.13	(8.42)	(6.11)	45.38	(21.37)	(1.64)
Less distributions from:
Net realized gains	—	—	(29.96)	—	—	(4.93)
Total distributions	—	—	(29.96)	—	—	(4.93)
Net asset value, end of period	$45.87	$44.74	$53.16	$89.23	$43.85	$65.22

Total Return[c]	2.53%	(15.84%)	(11.08%)	103.49%	(32.77%)	(2.34%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,168	$948	$1,406	$3,448	$1,169	$2,397
Ratios to average net assets:
Net investment income (loss)	(0.14%)	0.29%	(0.88%)	(0.86%)	(0.69%)	(0.93%)
Total expenses	1.55%	1.55%	1.51%	1.58%	1.63%	1.62%
Net expenses	1.53%[e]	1.55%	1.51%	1.58%	1.63%	1.62%
Portfolio turnover rate	728%	812%	707%	752%	628%	421%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$35.39	$42.35	$77.59	$38.41	$57.57	$64.43
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.20)	(1.17)	(.96)	(.79)	(1.16)
Net gain (loss) on investments (realized and unrealized)	.92	(6.76)[d]	(4.11)	40.14	(18.37)	(.77)
Total from investment operations	.75	(6.96)	(5.28)	39.18	(19.16)	(1.93)
Less distributions from:
Net realized gains	—	—	(29.96)	—	—	(4.93)
Total distributions	—	—	(29.96)	—	—	(4.93)
Net asset value, end of period	$36.14	$35.39	$42.35	$77.59	$38.41	$57.57

Total Return[c]	2.12%	(16.43%)	(11.75%)	102.00%	(33.28%)	(3.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$462	$278	$483	$2,329	$678	$1,252
Ratios to average net assets:
Net investment income (loss)	(0.90%)	(0.54%)	(1.69%)	(1.59%)	(1.43%)	(1.70%)
Total expenses	2.30%	2.30%	2.26%	2.33%	2.38%	2.36%
Net expenses	2.28%[e]	2.30%	2.26%	2.33%	2.38%	2.36%
Portfolio turnover rate	728%	812%	707%	752%	628%	421%

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$44.67	$53.15	$89.21	$43.84	$65.21	$71.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	.02	(.81)	(.86)	(.40)	(.77)
Net gain (loss) on investments (realized and unrealized)	1.15	(8.50)[d]	(5.29)	46.23	(20.97)	(.87)
Total from investment operations	1.14	(8.48)	(6.10)	45.37	(21.37)	(1.64)
Less distributions from:
Net realized gains	—	—	(29.96)	—	—	(4.93)
Total distributions	—	—	(29.96)	—	—	(4.93)
Net asset value, end of period	$45.81	$44.67	$53.15	$89.21	$43.84	$65.21

Total Return	2.55%	(15.95%)	(11.06%)	103.49%	(32.77%)	(2.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,920	$3,401	$3,312	$25,071	$2,430	$7,525
Ratios to average net assets:
Net investment income (loss)	(0.04%)	0.05%	(0.97%)	(1.05%)	(0.63%)	(0.99%)
Total expenses	1.55%	1.55%	1.51%	1.54%	1.63%	1.61%
Net expenses	1.54%[e]	1.55%	1.51%	1.54%	1.63%	1.61%
Portfolio turnover rate	728%	812%	707%	752%	628%	421%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
SkyWest, Inc.	3.4%
M/I Homes, Inc.	2.7%
G-III Apparel Group Ltd.	2.5%
Telephone & Data Systems, Inc.	2.4%
Olympic Steel, Inc.	2.2%
Abercrombie & Fitch Co. — Class A	1.8%
Genworth Financial, Inc. — Class A	1.7%
Century Communities, Inc.	1.7%
Kelly Services, Inc. — Class A	1.6%
Tri Pointe Homes, Inc.	1.6%
Top Ten Total	21.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	0.38%	19.14%	2.46%	4.21%
A-Class Shares with sales charge‡	(4.39%)	13.48%	1.47%	3.71%
C-Class Shares	(0.06%)	18.26%	1.71%	3.44%
C-Class Shares with CDSC§	(1.06%)	17.26%	1.71%	3.44%
H-Class Shares	0.38%	19.12%	2.47%	4.23%
S&P SmallCap 600 Pure Value Index	1.12%	21.46%	4.99%	6.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Consumer, Cyclical - 41.3%
SkyWest, Inc.*	4,163	$174,596
M/I Homes, Inc.*	1,687	141,775
G-III Apparel Group Ltd.*	5,317	132,500
Abercrombie & Fitch Co. — Class A*	1,693	95,434
Century Communities, Inc.	1,302	86,948
Tri Pointe Homes, Inc.*	3,043	83,226
MDC Holdings, Inc.	1,780	73,389
America’s Car-Mart, Inc.*	774	70,426
Group 1 Automotive, Inc.	254	68,252
Patrick Industries, Inc.	830	62,300
Meritage Homes Corp.	491	60,094
MarineMax, Inc.*	1,767	57,993
ScanSource, Inc.*	1,866	56,558
JetBlue Airways Corp.*	12,259	56,391
Foot Locker, Inc.	3,062	53,126
Dana, Inc.	3,361	49,306
Resideo Technologies, Inc.*	3,090	48,822
MillerKnoll, Inc.	1,772	43,325
Veritiv Corp.	245	41,380
Caleres, Inc.	1,430	41,127
ODP Corp.*	879	40,566
Sonic Automotive, Inc. — Class A	797	38,065
La-Z-Boy, Inc.	1,197	36,963
Newell Brands, Inc.	4,020	36,301
Designer Brands, Inc. — Class A1	2,750	34,815
Wolverine World Wide, Inc.	4,184	33,723
GMS, Inc.*	521	33,328
Chico’s FAS, Inc.*	3,724	27,856
Signet Jewelers Ltd.	372	26,713
Urban Outfitters, Inc.*	780	25,498
Phinia, Inc.	937	25,102
Hanesbrands, Inc.	6,207	24,580
Shoe Carnival, Inc.	990	23,790
American Eagle Outfitters, Inc.	1,404	23,320
PC Connection, Inc.	421	22,473
OPENLANE, Inc.*	1,504	22,440
American Axle & Manufacturing Holdings, Inc.*	3,090	22,433
HNI Corp.	582	20,155
Guess?, Inc.	881	19,065
Allegiant Travel Co. — Class A	231	17,755
Sally Beauty Holdings, Inc.*	2,117	17,741
Interface, Inc. — Class A	1,794	17,599
Standard Motor Products, Inc.	488	16,407
Marcus Corp.	1,018	15,779
Sleep Number Corp.*	641	15,762
LGI Homes, Inc.*	138	13,730
Hawaiian Holdings, Inc.*	1,133	7,172
Total Consumer, Cyclical		2,156,099

Financial - 15.7%
Genworth Financial, Inc. — Class A*	14,951	87,613
Anywhere Real Estate, Inc.*	10,459	67,251
Stewart Information Services Corp.	1,443	63,204
Navient Corp.	2,544	43,808
World Acceptance Corp.*	336	42,692
SiriusPoint Ltd.*	4,123	41,931
EZCORP, Inc. — Class A*	4,372	36,069
SL Green Realty Corp. REIT[1]	942	35,137
Radian Group, Inc.	1,342	33,697
Pebblebrook Hotel Trust REIT	2,300	31,257
Lincoln National Corp.	1,222	30,171
Bread Financial Holdings, Inc.	875	29,925
Cushman & Wakefield plc*	3,533	26,922
Encore Capital Group, Inc.*	476	22,734
Blackstone Mortgage Trust, Inc. — Class A REIT[1]	892	19,401
Apollo Commercial Real Estate Finance, Inc. REIT	1,825	18,487
JBG SMITH Properties REIT	1,276	18,451
Ambac Financial Group, Inc.*	1,520	18,331
Hudson Pacific Properties, Inc. REIT	2,731	18,161
Enova International, Inc.*	355	18,059
PacWest Bancorp	2,208	17,465
Service Properties Trust REIT	2,110	16,226
ProAssurance Corp.	852	16,094
Brandywine Realty Trust REIT	3,390	15,391
Hilltop Holdings, Inc.	480	13,613
United Fire Group, Inc.	679	13,410
Ready Capital Corp. REIT	1,240	12,536
Hope Bancorp, Inc.	1,280	11,328
Total Financial		819,364

Industrial - 13.2%
Olympic Steel, Inc.	1,998	112,308
Powell Industries, Inc.	650	53,885
DXP Enterprises, Inc.*	1,521	53,144
American Woodmark Corp.*	632	47,786
World Kinect Corp.	2,089	46,856
Greenbrier Companies, Inc.	1,156	46,240
Clearwater Paper Corp.*	1,250	45,313
Enviri Corp.*	6,018	43,450
ArcBest Corp.	406	41,270
Benchmark Electronics, Inc.	1,632	39,592
RXO, Inc.*	1,800	35,514
Kaman Corp.	1,440	28,296
Proto Labs, Inc.*	794	20,962
TTM Technologies, Inc.*	1,575	20,286
AZZ, Inc.	413	18,824
Ichor Holdings Ltd.*	557	17,244
Granite Construction, Inc.	424	16,120
Total Industrial		687,090

Consumer, Non-cyclical - 11.7%
Kelly Services, Inc. — Class A	4,579	83,292
Fresh Del Monte Produce, Inc.	2,469	63,799
PROG Holdings, Inc.*	1,639	54,431
Enhabit, Inc.*	4,499	50,614
Deluxe Corp.	2,142	40,462
Upbound Group, Inc.	1,278	37,637
TrueBlue, Inc.*	2,173	31,878

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value
Owens & Minor, Inc.*	1,917	$30,979
SpartanNash Co.	1,267	27,874
B&G Foods, Inc.	2,461	24,339
Universal Corp.	492	23,227
ABM Industries, Inc.	566	22,646
GEO Group, Inc.*	2,653	21,702
Heidrick & Struggles International, Inc.	862	21,567
CoreCivic, Inc.*	1,843	20,734
Phibro Animal Health Corp. — Class A	1,282	16,371
United Natural Foods, Inc.*	1,057	14,946
Green Dot Corp. — Class A*	880	12,258
Orthofix Medical, Inc.*	695	8,938
Total Consumer, Non-cyclical		607,694

Communications - 7.2%
Telephone & Data Systems, Inc.	6,905	126,430
DISH Network Corp. — Class A*	11,068	64,859
Lumen Technologies, Inc.*	32,985	46,839
AMC Networks, Inc. — Class A*	3,389	39,922
Consolidated Communications Holdings, Inc.*	9,040	30,917
Thryv Holdings, Inc.*	1,131	21,229
EW Scripps Co. — Class A*	3,601	19,734
Viasat, Inc.*	780	14,399
Scholastic Corp.	353	13,463
Total Communications		377,792

Energy - 4.5%
Par Pacific Holdings, Inc.*	1,576	56,641
Oil States International, Inc.*	6,249	52,304
SunCoke Energy, Inc.	5,062	51,379
Helix Energy Solutions Group, Inc.*	3,476	38,827
Bristow Group, Inc.*	1,179	33,213
Total Energy		232,364

Technology - 3.4%
Xerox Holdings Corp.	3,295	51,699
Insight Enterprises, Inc.*	320	46,560
SMART Global Holdings, Inc.*	1,124	27,369
Ebix, Inc.	1,948	19,246
Cerence, Inc.*	935	19,046
Pitney Bowes, Inc.	4,949	14,946
Total Technology		178,866

Basic Materials - 2.9%
Koppers Holdings, Inc.	1,328	52,522
Century Aluminum Co.*	5,356	38,510
Mativ Holdings, Inc.	2,343	33,411
AdvanSix, Inc.	507	15,758
Minerals Technologies, Inc.	219	11,992
Total Basic Materials		152,193

Total Common Stocks
(Cost $4,166,035)		5,211,462

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$12,780	12,780
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	4,964	4,964
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	4,915	4,915
Total Repurchase Agreements
(Cost $22,659)		22,659

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class X, 5.26%[4]	68,343	68,343
Total Securities Lending Collateral
(Cost $68,343)		68,343

Total Investments - 101.6%
(Cost $4,257,037)		$5,302,464
Other Assets & Liabilities, net - (1.6)%		(84,661)
Total Net Assets - 100.0%		$5,217,803

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,211,462	$—	$—	$5,211,462
Repurchase Agreements	—	22,659	—	22,659
Securities Lending Collateral	68,343	—	—	68,343
Total Assets	$5,279,805	$22,659	$—	$5,302,464

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $66,989 of securities loaned (cost $4,234,378)	$5,279,805
Repurchase agreements, at value (cost $22,659)	22,659
Receivables:
Dividends	5,907
Fund shares sold	2,500
Securities lending income	32
Interest	7
Total assets	5,310,910

Liabilities:
Payable for:
Return of securities lending collateral	68,343
Fund shares redeemed	14,009
Management fees	3,340
Transfer agent fees	1,561
Distribution and service fees	1,162
Portfolio accounting and administration fees	456
Trustees’ fees*	94
Miscellaneous	4,142
Total liabilities	93,107
Net assets	$5,217,803

Net assets consist of:
Paid in capital	$25,249,757
Total distributable earnings (loss)	(20,031,954)
Net assets	$5,217,803

A-Class:
Net assets	$1,126,431
Capital shares outstanding	6,571
Net asset value per share	$171.42
Maximum offering price per share (Net asset value divided by 95.25%)	$179.98

C-Class:
Net assets	$77,036
Capital shares outstanding	543
Net asset value per share	$141.87

H-Class:
Net assets	$4,014,336
Capital shares outstanding	23,478
Net asset value per share	$170.98

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $9)	$56,094
Interest	1,231
Income from securities lending, net	537
Total investment income	57,862

Expenses:
Management fees	27,909
Distribution and service fees:
A-Class	1,494
C-Class	395
H-Class	7,709
Transfer agent fees	7,861
Portfolio accounting and administration fees	5,671
Registration fees	4,142
Trustees’ fees*	1,060
Professional fees	1,056
Custodian fees	524
Line of credit fees	53
Miscellaneous	178
Total expenses	58,052
Less:
Expenses reimbursed by Adviser	(705)
Net expenses	57,347
Net investment income	515

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(713,202)
Net realized loss	(713,202)
Net change in unrealized appreciation (depreciation) on:
Investments	141,771
Net change in unrealized appreciation (depreciation)	141,771
Net realized and unrealized loss	(571,431)
Net decrease in net assets resulting from operations	$(570,916)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$515	$45,269
Net realized loss on investments	(713,202)	(1,808,762)
Net change in unrealized appreciation (depreciation) on investments	141,771	(2,008,207)
Net decrease in net assets resulting from operations	(570,916)	(3,771,700)

Capital share transactions:
Proceeds from sale of shares
A-Class	72,556	3,575,515
C-Class	—	457,743
H-Class	21,691,687	246,177,716
Cost of shares redeemed
A-Class	(164,032)	(6,496,797)
C-Class	(2,554)	(448,126)
H-Class	(24,550,101)	(253,626,506)
Net decrease from capital share transactions	(2,952,444)	(10,360,455)
Net decrease in net assets	(3,523,360)	(14,132,155)

Net assets:
Beginning of period	8,741,163	22,873,318
End of period	$5,217,803	$8,741,163

Capital share activity:
Shares sold
A-Class	402	20,336
C-Class	—	3,116
H-Class	116,892	1,417,252
Shares redeemed
A-Class	(930)	(39,168)
C-Class	(17)	(3,473)
H-Class	(137,145)	(1,472,406)
Net decrease in shares	(20,798)	(74,343)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]
Per Share Data
Net asset value, beginning of period	$170.77	$182.48	$167.98	$67.45	$129.32	$138.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	.25	(.34)	(.14)	(.50)	.30
Net gain (loss) on investments (realized and unrealized)	.67 [e]	(11.96)	14.84 [e]	100.67 [e]	(61.37)	(9.20)
Total from investment operations	.65	(11.71)	14.50	100.53	(61.87)	(8.90)
Net asset value, end of period	$171.42	$170.77	$182.48	$167.98	$67.45	$129.32

Total Return[c]	0.38%	(6.42%)	8.63%	149.04%	(47.83%)	(6.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,126	$1,212	$4,732	$3,242	$936	$1,329
Ratios to average net assets:
Net investment income (loss)	(0.03%)	0.15%	(0.19%)	(0.31%)	(0.42%)	0.21%
Total expenses	1.56%	1.55%	1.51%	1.59%	1.63%	1.62%
Net expenses	1.54%[f]	1.55%	1.51%	1.59%	1.63%	1.62%
Portfolio turnover rate	319%	1,520%	892%	1,503%	1,104%	534%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]
Per Share Data
Net asset value, beginning of period	$141.95	$152.84	$141.75	$57.31	$110.69	$119.22
Income (loss) from investment operations:
Net investment income (loss)[b]	(.55)	(0.85)	(1.65)	(.40)	(1.25)	(.65)
Net gain (loss) on investments (realized and unrealized)	.47 [e]	(10.04)	12.74 [e]	84.84 [e]	(52.13)	(7.88)
Total from investment operations	(.08)	(10.89)	11.09	84.44	(53.38)	(8.53)
Net asset value, end of period	$141.87	$141.95	$152.84	$141.75	$57.31	$110.69

Total Return[c]	(0.06%)	(7.13%)	7.82%	147.34%	(48.24%)	(7.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77	$80	$140	$1,472	$571	$1,055
Ratios to average net assets:
Net investment income (loss)	(0.76%)	(0.60%)	(1.11%)	(1.07%)	(1.20%)	(0.53%)
Total expenses	2.31%	2.29%	2.26%	2.34%	2.38%	2.36%
Net expenses	2.29%[f]	2.29%	2.26%	2.34%	2.38%	2.36%
Portfolio turnover rate	319%	1,520%	892%	1,503%	1,104%	534%

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[d]	Year Ended March 31, 2019[d]
Per Share Data
Net asset value, beginning of period	$170.34	$182.04	$167.56	$67.25	$129.01	$137.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.49	(.53)	(.13)	(.55)	.10
Net gain (loss) on investments (realized and unrealized)	.61 [e]	(12.19)	15.01 [e]	100.44 [e]	(61.21)	(8.95)
Total from investment operations	.64	(11.70)	14.48	100.31	(61.76)	(8.85)
Net asset value, end of period	$170.98	$170.34	$182.04	$167.56	$67.25	$129.01

Total Return	0.38%	(6.43%)	8.64%	149.16%	(47.87%)	(6.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,014	$7,449	$18,001	$35,499	$1,507	$9,062
Ratios to average net assets:
Net investment income (loss)	0.03%	0.29%	(0.29%)	(0.18%)	(0.44%)	0.06%
Total expenses	1.55%	1.55%	1.51%	1.55%	1.64%	1.62%
Net expenses	1.53%[f]	1.55%	1.51%	1.55%	1.64%	1.62%
Portfolio turnover rate	319%	1,520%	892%	1,503%	1,104%	534%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Ten Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	4.8%
Guggenheim Strategy Fund II	4.6%
Nestle S.A. ADR	2.6%
Novo Nordisk A/S ADR	2.5%
ASML Holding N.V. — Class G	2.0%
Shell plc ADR	1.9%
Novartis AG ADR	1.8%
AstraZeneca plc ADR	1.8%
LVMH Moet Hennessy Louis Vuitton SE ADR	1.7%
Roche Holding AG ADR	1.7%
Top Ten Total	25.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification
Country	% of Long-Term Investments
France	24.4%
United Kingdom	19.5%
Switzerland	19.4%
Germany	12.9%
Netherlands	10.0%
Denmark	5.8%
Spain	2.5%
Other	5.5%
Total Long-Term Investments	100.0%

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(4.41%)	36.03%	4.62%	2.32%
A-Class Shares with sales charge‡	(8.95%)	29.57%	3.61%	1.82%
C-Class Shares	(4.79%)	35.00%	3.72%	1.51%
C-Class Shares with CDSC§	(5.79%)	34.00%	3.72%	1.51%
H-Class Shares	(4.44%)	36.00%	4.46%	2.25%
STOXX Europe 50 Index	(1.47%)	30.58%	6.01%	4.10%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
EUROPE 1.25x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 43.2%

Consumer, Non-cyclical - 17.6%
Nestle S.A. ADR	332	$37,572
Novo Nordisk A/S ADR	398	36,194
Novartis AG ADR[1]	256	26,076
AstraZeneca plc ADR	382	25,869
Roche Holding AG ADR	700	23,751
Unilever plc ADR	313	15,462
Sanofi ADR	285	15,287
L’Oreal S.A. ADR	151	12,512
Diageo plc ADR	69	10,294
GSK plc ADR	254	9,208
RELX plc ADR	241	8,122
British American Tobacco plc ADR	253	7,947
EssilorLuxottica S.A. ADR	76	6,614
Reckitt Benckiser Group plc ADR	459	6,421
Anheuser-Busch InBev S.A. ADR[1]	111	6,138
Bayer AG ADR	488	5,856
Total Consumer, Non-cyclical		253,323

Financial - 6.0%
HSBC Holdings plc ADR[1]	490	19,335
Allianz SE ADR	502	11,937
UBS Group AG*	402	9,909
BNP Paribas S.A. ADR	291	9,239
Zurich Insurance Group AG ADR	182	8,332
Banco Santander S.A. ADR	2,035	7,652
AXA S.A. ADR	236	7,019
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen ADR[1]	170	6,615
ING Groep N.V. ADR	450	5,931
Total Financial		85,969

Industrial - 4.3%
Siemens AG ADR	186	13,290
Schneider Electric SE ADR	357	11,777
Airbus SE ADR	293	9,804
Vinci S.A. ADR	298	8,246
Safran S.A. ADR	189	7,397
ABB Ltd. ADR	201	7,154
Deutsche Post AG ADR	123	4,991
Total Industrial		62,659

Energy - 4.2%
Shell plc ADR	415	26,718
TotalEnergies SE ADR	311	20,451
BP plc ADR	357	13,823
Total Energy		60,992

Consumer, Cyclical - 3.3%
LVMH Moet Hennessy Louis Vuitton SE ADR	161	24,329
Hermes International SCA ADR[1]	44	8,028
Cie Financiere Richemont S.A. ADR	650	7,871
Mercedes-Benz Group AG ADR[1]	399	6,919
Total Consumer, Cyclical		47,147

Technology - 3.2%
ASML Holding N.V. — Class G	50	29,433
SAP SE ADR	127	16,424
Total Technology		45,857

Basic Materials - 2.2%
Air Liquide S.A. ADR	327	11,010
Rio Tinto plc ADR	131	8,337
Glencore plc ADR*	629	7,171
BASF SE ADR	447	5,042
Total Basic Materials		31,560

Utilities - 1.4%
Iberdrola S.A. ADR	180	8,053
Enel SpA ADR[1]	973	5,926
National Grid plc ADR	91	5,517
Total Utilities		19,496

Communications - 1.0%
Deutsche Telekom AG ADR	431	9,034
Prosus N.V. ADR*	963	5,626
Total Communications		14,660

Total Common Stocks
(Cost $508,568)		621,663

MUTUAL FUNDS† - 9.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	7,027	68,514
Guggenheim Strategy Fund II2	2,760	66,996
Total Mutual Funds
(Cost $138,225)		135,510

	Face Amount
U.S. TREASURY BILLS†† - 11.1%
U.S. Treasury Bills
4.66% due 10/05/23[3,4]	$160,000	159,930
Total U.S. Treasury Bills
(Cost $159,906)		159,930

REPURCHASE AGREEMENTS††,5 - 35.0%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	284,194	284,194
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	110,396	110,396
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	109,306	109,306
Total Repurchase Agreements
(Cost $503,896)		503,896

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
EUROPE 1.25x STRATEGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,6 - 3.8%
Money Market Fund
First American Government Obligations Fund — Class X, 5.26%[7]	54,298	$54,298
Total Securities Lending Collateral
(Cost $54,298)		54,298

Total Investments - 102.5%
(Cost $1,364,893)		$1,475,297
Other Assets & Liabilities, net - (2.5)%		(36,168)
Total Net Assets - 100.0%		$1,439,129

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	9	Dec 2023	$1,193,344	$(11,075)
Equity Futures Contracts Purchased†
STOXX 50 Index Futures Contracts	28	Dec 2023	1,164,471	(12,988)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$621,663	$—	$—	$621,663
Mutual Funds	135,510	—	—	135,510
U.S. Treasury Bills	—	159,930	—	159,930
Repurchase Agreements	—	503,896	—	503,896
Securities Lending Collateral	54,298	—	—	54,298
Total Assets	$811,471	$663,826	$—	$1,475,297

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$12,988	$—	$—	$12,988
Currency Futures Contracts**	11,075	—	—	11,075
Total Liabilities	$24,063	$—	$—	$24,063

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$66,830	$—	$—	$—	$166	$66,996	2,760	$1,846
Guggenheim Ultra Short Duration Fund — Institutional Class	68,233	—	—	—	281	68,514	7,027	1,806
	$135,063	$—	$—	$—	$447	$135,510		$3,652

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value - including $53,065 of securities loaned (cost $722,772)	$835,891
Investments in affiliated issuers, at value (cost $138,225)	135,510
Repurchase agreements, at value (cost $503,896)	503,896
Cash	83
Receivables:
Foreign tax reclaims	17,866
Fund shares sold	5,386
Dividends	3,132
Securities lending income	150
Interest	148
Total assets	1,502,062

Liabilities:
Payable for:
Return of securities lending collateral	54,298
Fund shares redeemed	2,117
Management fees	1,323
Transfer agent fees	744
Distribution and service fees	500
Variation margin on futures contracts	201
Portfolio accounting and administration fees	78
Trustees’ fees*	45
Miscellaneous	3,627
Total liabilities	62,933
Net assets	$1,439,129

Net assets consist of:
Paid in capital	$2,581,366
Total distributable earnings (loss)	(1,142,237)
Net assets	$1,439,129

A-Class:
Net assets	$92,849
Capital shares outstanding	910
Net asset value per share	$102.03
Maximum offering price per share (Net asset value divided by 95.25%)	$107.12

C-Class:
Net assets	$334
Capital shares outstanding	4
Net asset value per share	$82.08

H-Class:
Net assets	$1,345,946
Capital shares outstanding	13,396
Net asset value per share	$100.47

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $8,020)	$87,387
Dividends from securities of affiliated issuers	3,652
Interest	98,980
Income from securities lending, net	2,802
Total investment income	192,821

Expenses:
Management fees	33,199
Distribution and service fees:
A-Class	1,934
C-Class	921
H-Class	7,058
Transfer agent fees	7,970
Portfolio accounting and administration fees	5,623
Professional fees	1,658
Trustees’ fees*	517
Custodian fees	504
Miscellaneous	5,643
Total expenses	65,027
Less:
Expenses reimbursed by Adviser	(2,064)
Expenses waived by Adviser	(84)
Total waived expenses	(2,148)
Net expenses	62,879
Net investment income	129,942

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(140,418)
Futures contracts	29,280
Foreign currency transactions	251
Net realized loss	(110,887)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(23,029)
Investments in affiliated issuers	447
Futures contracts	(134,538)
Foreign currency translations	114
Net change in unrealized appreciation (depreciation)	(157,006)
Net realized and unrealized loss	(267,893)
Net decrease in net assets resulting from operations	$(137,951)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$129,942	$30,827
Net realized loss on investments	(110,887)	(10,782)
Net change in unrealized appreciation (depreciation) on investments	(157,006)	(82,833)
Net decrease in net assets resulting from operations	(137,951)	(62,788)

Capital share transactions:
Proceeds from sale of shares
A-Class	54,465,139	18,528,974
C-Class	342,849	208,645
H-Class	10,184,195	41,975,592
Cost of shares redeemed
A-Class	(54,836,180)	(18,854,295)
C-Class	(499,866)	(543,957)
H-Class	(22,110,632)	(32,367,804)
Net increase (decrease) from capital share transactions	(12,454,495)	8,947,155
Net increase (decrease) in net assets	(12,592,446)	8,884,367

Net assets:
Beginning of period	14,031,575	5,147,208
End of period	$1,439,129	$14,031,575

Capital share activity:
Shares sold
A-Class	500,787	195,330
C-Class	3,890	2,694
H-Class	94,196	439,379
Shares redeemed
A-Class	(503,514)	(196,454)
C-Class	(5,795)	(6,623)
H-Class	(209,004)	(352,952)
Net increase (decrease) in shares	(119,440)	81,374

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$106.74	$101.20	$94.56	$69.30	$85.18	$94.56
Income (loss) from investment operations:
Net investment income (loss)[b]	1.34	1.76	(.96)	(.93)	.63	1.70
Net gain (loss) on investments (realized and unrealized)	(6.05)	3.78 [f]	7.60 [f]	30.74	(16.07)[f]	(4.78)
Total from investment operations	(4.71)	5.54	6.64	29.81	(15.44)	(3.08)
Less distributions from:
Net investment income	—	—	—	(4.55)	(.44)	(6.30)
Total distributions	—	—	—	(4.55)	(.44)	(6.30)
Net asset value, end of period	$102.03	$106.74	$101.20	$94.56	$69.30	$85.18

Total Return[c]	(4.41%)	5.48%	7.02%	43.39%	(18.25%)	(2.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$93	$388	$482	$130	$217	$184
Ratios to average net assets:
Net investment income (loss)	2.49%	1.84%	(0.93%)	(1.10%)	0.72%	1.89%
Total expenses[d]	1.71%	1.79%	1.72%	1.75%	1.77%	1.76%
Net expenses[e]	1.65%	1.74%	1.70%	1.73%	1.73%	1.76%
Portfolio turnover rate	884%	231%	517%	534%	1,787%	1,411%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$86.21	$82.72	$77.88	$58.24	$72.13	$81.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.71	.94	(1.18)	(.96)	(.18)	.96
Net gain (loss) on investments (realized and unrealized)	(4.84)	2.55 [f]	6.02 [f]	25.15	(13.27)[f]	(4.30)
Total from investment operations	(4.13)	3.49	4.84	24.19	(13.45)	(3.34)
Less distributions from:
Net investment income	—	—	—	(4.55)	(.44)	(6.30)
Total distributions	—	—	—	(4.55)	(.44)	(6.30)
Net asset value, end of period	$82.08	$86.21	$82.72	$77.88	$58.24	$72.13

Total Return[c]	(4.79%)	4.22%	6.21%	41.93%	(18.79%)	(3.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [g]	$165	$483	$142	$296	$24
Ratios to average net assets:
Net investment income (loss)	1.62%	1.17%	(1.41%)	(1.50%)	(0.25%)	1.22%
Total expenses[d]	2.46%	2.53%	2.48%	2.58%	2.49%	2.50%
Net expenses[e]	2.38%	2.48%	2.46%	2.55%	2.45%	2.50%
Portfolio turnover rate	884%	231%	517%	534%	1,787%	1,411%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$105.14	$100.11	$93.56	$68.79	$84.58	$93.89
Income (loss) from investment operations:
Net investment income (loss)[b]	2.10	1.01	(.93)	(.74)	.58	1.26
Net gain (loss) on investments (realized and unrealized)	(6.77)	4.02 [f]	7.48 [f]	30.06	(15.93)[f]	(4.27)
Total from investment operations	(4.67)	5.03	6.55	29.32	(15.35)	(3.01)
Less distributions from:
Net investment income	—	—	—	(4.55)	(.44)	(6.30)
Total distributions	—	—	—	(4.55)	(.44)	(6.30)
Net asset value, end of period	$100.47	$105.14	$100.11	$93.56	$68.79	$84.58

Total Return	(4.44%)	5.01%	7.00%	42.96%	(18.28%)	(2.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,346	$13,479	$4,182	$1,410	$1,344	$37,240
Ratios to average net assets:
Net investment income (loss)	3.87%	1.08%	(0.90%)	(0.88%)	0.66%	1.42%
Total expenses[d]	1.75%	1.77%	1.71%	1.77%	1.80%	1.76%
Net expenses[e]	1.70%	1.73%	1.69%	1.74%	1.76%	1.76%
Portfolio turnover rate	884%	231%	517%	534%	1,787%	1,411%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the year does not agree with the aggregate net gain (loss) on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[g]	Less than $1,000 in Net Assets.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(3.77%)	30.54%	(5.09%)	3.49%
A-Class Shares with sales charge‡	(8.34%)	24.34%	(6.01%)	2.99%
C-Class Shares	(4.12%)	29.57%	(5.81%)	2.76%
C-Class Shares with CDSC§	(5.12%)	28.57%	(5.81%)	2.76%
H-Class Shares	(3.74%)	30.54%	(5.10%)	3.53%
Nikkei-225 Stock Average Index	0.96%	18.97%	0.07%	3.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
JAPAN 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 31.4%
U.S. Treasury Bills
4.66% due 10/05/23[1,2]	$450,000	$449,803
Total U.S. Treasury Bills
(Cost $449,736)		449,803

REPURCHASE AGREEMENTS††,3 - 77.4%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	624,854	624,854
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	242,725	242,725
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	240,328	240,328
Total Repurchase Agreements
(Cost $1,107,907)		1,107,907

Total Investments - 108.8%
(Cost $1,557,643)		$1,557,710
Other Assets & Liabilities, net - (8.8)%		(126,016)
Total Net Assets - 100.0%		$1,431,694

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	34	Dec 2023	$2,879,588	$(49,600)
Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	18	Dec 2023	2,866,500	(86,560)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$449,803	$—	$449,803
Repurchase Agreements	—	1,107,907	—	1,107,907
Total Assets	$—	$1,557,710	$—	$1,557,710

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$86,560	$—	$—	$86,560
Currency Futures Contracts**	49,600	—	—	49,600
Total Liabilities	$136,160	$—	$—	$136,160

**	This derivative is reported as unrealized appreciation/depreciation at period end.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $449,736)	$449,803
Repurchase agreements, at value (cost $1,107,907)	1,107,907
Segregated cash with broker	22,640
Receivables:
Fund shares sold	9,359
Interest	325
Total assets	1,590,034

Liabilities:
Payable for:
Fund shares redeemed	133,276
Variation margin on futures contracts	22,352
Management fees	949
Transfer agent fees	466
Distribution and service fees	326
Portfolio accounting and administration fees	129
Trustees’ fees*	26
Miscellaneous	816
Total liabilities	158,340
Net assets	$1,431,694

Net assets consist of:
Paid in capital	$3,440,923
Total distributable earnings (loss)	(2,009,229)
Net assets	$1,431,694

A-Class:
Net assets	$182,992
Capital shares outstanding	1,622
Net asset value per share	$112.85
Maximum offering price per share (Net asset value divided by 95.25%)	$118.45

C-Class:
Net assets	$26,680
Capital shares outstanding	265
Net asset value per share	$100.60

H-Class:
Net assets	$1,222,022
Capital shares outstanding	10,747
Net asset value per share	$113.71

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Interest	$93,377
Total investment income	93,377

Expenses:
Management fees	13,925
Distribution and service fees:
A-Class	257
C-Class	54
H-Class	4,371
Transfer agent fees	4,008
Portfolio accounting and administration fees	2,830
Registration fees	1,518
Professional fees	720
Trustees’ fees*	283
Custodian fees	254
Miscellaneous	855
Total expenses	29,075
Less:
Expenses reimbursed by Adviser	(130)
Net expenses	28,945
Net investment income	64,432

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	52
Futures contracts	729,479
Net realized gain	729,531
Net change in unrealized appreciation (depreciation) on:
Investments	89
Futures contracts	(539,336)
Net change in unrealized appreciation (depreciation)	(539,247)
Net realized and unrealized gain	190,284
Net increase in net assets resulting from operations	$254,716

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$64,432	$18,134
Net realized gain (loss) on investments	729,531	(260,068)
Net change in unrealized appreciation (depreciation) on investments	(539,247)	249,823
Net increase in net assets resulting from operations	254,716	7,889

Capital share transactions:
Proceeds from sale of shares
A-Class	32,034	130,762
C-Class	33,484	2,736
H-Class	4,416,400	15,623,889
Cost of shares redeemed
A-Class	(55,710)	(101,183)
C-Class	(8,197)	(2,386)
H-Class	(10,798,588)	(9,364,977)
Net increase (decrease) from capital share transactions	(6,380,577)	6,288,841
Net increase (decrease) in net assets	(6,125,861)	6,296,730

Net assets:
Beginning of period	7,557,555	1,260,825
End of period	$1,431,694	$7,557,555

Capital share activity:
Shares sold
A-Class	260	1,220
C-Class	300	26
H-Class	34,346	139,552
Shares redeemed
A-Class	(401)	(907)
C-Class	(73)	(23)
H-Class	(85,790)	(84,648)
Net increase (decrease) in shares	(51,358)	55,220

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$117.27	$142.84	$201.08	$94.96	$119.96	$136.57
Income (loss) from investment operations:
Net investment income (loss)[b]	2.38	1.39	(2.21)	(1.95)	.91	1.22
Net gain (loss) on investments (realized and unrealized)	(6.80)	(26.96)	(56.03)	109.13	(24.67)	(17.32)
Total from investment operations	(4.42)	(25.57)	(58.24)	107.18	(23.76)	(16.10)
Less distributions from:
Net investment income	—	—	—	(1.06)	(1.24)	(.51)
Total distributions	—	—	—	(1.06)	(1.24)	(.51)
Net asset value, end of period	$112.85	$117.27	$142.84	$201.08	$94.96	$119.96

Total Return[c]	(3.77%)	(17.90%)	(28.96%)	112.92%	(20.15%)	(11.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$183	$207	$207	$255	$141	$211
Ratios to average net assets:
Net investment income (loss)	3.78%	1.27%	(1.22%)	(1.26%)	0.70%	0.93%
Total expenses[d]	1.55%	1.50%	1.51%	1.58%	1.63%	1.58%
Net expenses[e]	1.54%	1.49%	1.49%	1.56%	1.57%	1.56%
Portfolio turnover rate	—	—	—	15%	—	—

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$104.92	$128.84	$182.53	$87.00	$110.80	$127.14
Income (loss) from investment operations:
Net investment income (loss)[b]	1.73	.39	(3.48)	(2.98)	(.06)	.19
Net gain (loss) on investments (realized and unrealized)	(6.05)	(24.31)	(50.21)	99.57	(22.50)	(16.02)
Total from investment operations	(4.32)	(23.92)	(53.69)	96.59	(22.56)	(15.83)
Less distributions from:
Net investment income	—	—	—	(1.06)	(1.24)	(.51)
Total distributions	—	—	—	(1.06)	(1.24)	(.51)
Net asset value, end of period	$100.60	$104.92	$128.84	$182.53	$87.00	$110.80

Total Return[c]	(4.12%)	(18.57%)	(29.41%)	111.34%	(20.75%)	(12.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$27	$4	$5	$53	$21	$30
Ratios to average net assets:
Net investment income (loss)	3.02%	0.40%	(2.00%)	(2.02%)	(0.05%)	0.16%
Total expenses[d]	2.30%	2.30%	2.25%	2.32%	2.38%	2.33%
Net expenses[e]	2.28%	2.30%	2.24%	2.30%	2.32%	2.31%
Portfolio turnover rate	—	—	—	15%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$118.13	$143.98	$202.65	$95.70	$120.89	$137.58
Income (loss) from investment operations:
Net investment income (loss)[b]	2.13	1.64	(2.25)	(2.07)	.90	1.09
Net gain (loss) on investments (realized and unrealized)	(6.55)	(27.49)	(56.42)	110.08	(24.85)	(17.27)
Total from investment operations	(4.42)	(25.85)	(58.67)	108.01	(23.95)	(16.18)
Less distributions from:
Net investment income	—	—	—	(1.06)	(1.24)	(.51)
Total distributions	—	—	—	(1.06)	(1.24)	(.51)
Net asset value, end of period	$113.71	$118.13	$143.98	$202.65	$95.70	$120.89

Total Return	(3.74%)	(17.95%)	(28.95%)	112.94%	(20.17%)	(11.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,222	$7,347	$1,049	$1,560	$817	$1,898
Ratios to average net assets:
Net investment income (loss)	3.45%	1.48%	(1.22%)	(1.27%)	0.69%	0.83%
Total expenses[d]	1.56%	1.54%	1.51%	1.58%	1.63%	1.58%
Net expenses[e]	1.56%	1.53%	1.49%	1.56%	1.58%	1.57%
Portfolio turnover rate	—	—	—	15%	—	—

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	10.51%	(6.01%)	5.77%	5.65%
A-Class Shares with sales charge‡	5.26%	(10.47%)	4.74%	5.14%
C-Class Shares	10.14%	(6.65%)	4.99%	4.87%
C-Class Shares with CDSC§	9.14%	(7.59%)	4.99%	4.87%
H-Class Shares	10.49%	(5.98%)	5.78%	5.66%
U.S. Dollar Index	3.57%	(5.31%)	2.22%	2.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 3.3%
U.S. Treasury Bills
4.66% due 10/05/23[1,2]	$120,000	$119,947
Total U.S. Treasury Bills
(Cost $119,930)		119,947

REPURCHASE AGREEMENTS††,3 - 96.1%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/234	1,971,338	1,971,338
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/234	765,769	765,769
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/234	758,207	758,207
Total Repurchase Agreements
(Cost $3,495,314)		3,495,314

Total Investments - 99.4%
(Cost $3,615,244)		$3,615,261
Other Assets & Liabilities, net - 0.6%		20,847
Total Net Assets - 100.0%		$3,636,108

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	55	Dec 2023	$5,823,400	$84,434

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	Receive	N/A	At Maturity	12/22/23	13,860	$1,467,387	$11,834

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at September 30, 2023.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$119,947	$—	$119,947
Repurchase Agreements	—	3,495,314	—	3,495,314
Currency Futures Contracts**	84,434	—	—	84,434
Currency Index Swap Agreements**	—	11,834	—	11,834
Total Assets	$84,434	$3,627,095	$—	$3,711,529

**	This derivative is reported as unrealized appreciation/depreciation at period end.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $119,930)	$119,947
Repurchase agreements, at value (cost $3,495,314)	3,495,314
Segregated cash with broker	1,704
Unrealized appreciation on OTC swap agreements	11,834
Receivables:
Fund shares sold	18,776
Swap settlement	3,007
Interest	1,029
Total assets	3,651,611

Liabilities:
Payable for:
Fund shares redeemed	5,435
Variation margin on futures contracts	2,915
Management fees	2,593
Transfer agent fees	976
Licensing fees	859
Distribution and service fees	724
Portfolio accounting and administration fees	151
Trustees’ fees*	56
Miscellaneous	1,794
Total liabilities	15,503
Net assets	$3,636,108

Net assets consist of:
Paid in capital	$23,609,008
Total distributable earnings (loss)	(19,972,900)
Net assets	$3,636,108

A-Class:
Net assets	$465,024
Capital shares outstanding	7,248
Net asset value per share	$64.16
Maximum offering price per share (Net asset value divided by 95.25%)	$67.36

C-Class:
Net assets	$3,311
Capital shares outstanding	60
Net asset value per share	$55.41

H-Class:
Net assets	$3,167,773
Capital shares outstanding	49,548
Net asset value per share	$63.93

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Interest	$150,433
Total investment income	150,433

Expenses:
Management fees	25,994
Distribution and service fees:
A-Class	706
C-Class	127
H-Class	6,483
Transfer agent fees	6,125
Portfolio accounting and administration fees	4,402
Licensing fees	3,302
Registration fees	2,752
Professional fees	1,134
Trustees’ fees*	677
Custodian fees	404
Miscellaneous	554
Total expenses	52,660
Less:
Expenses reimbursed by Adviser	(1,741)
Net expenses	50,919
Net investment income	99,514

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(125,141)
Futures contracts	(221,194)
Net realized loss	(346,335)
Net change in unrealized appreciation (depreciation) on:
Investments	22
Swap agreements	120,220
Futures contracts	356,854
Net change in unrealized appreciation (depreciation)	477,096
Net realized and unrealized gain	130,761
Net increase in net assets resulting from operations	$230,275

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$99,514	$98,138
Net realized loss on investments	(346,335)	(1,142,027)
Net change in unrealized appreciation (depreciation) on investments	477,096	(268,516)
Net increase (decrease) in net assets resulting from operations	230,275	(1,312,405)

Capital share transactions:
Proceeds from sale of shares
A-Class	433,127	2,713,416
C-Class	40,292	147,526
H-Class	13,833,247	88,021,425
Cost of shares redeemed
A-Class	(644,678)	(3,204,200)
C-Class	(74,608)	(146,172)
H-Class	(17,439,375)	(84,208,343)
Net increase (decrease) from capital share transactions	(3,851,995)	3,323,652
Net increase (decrease) in net assets	(3,621,720)	2,011,247

Net assets:
Beginning of period	7,257,828	5,246,581
End of period	$3,636,108	$7,257,828

Capital share activity:
Shares sold
A-Class	7,274	45,340
C-Class	779	2,822
H-Class	234,946	1,387,213
Shares redeemed
A-Class	(10,768)	(54,039)
C-Class	(1,481)	(2,790)
H-Class	(299,389)	(1,353,118)
Net increase (decrease) in shares	(68,639)	25,428

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$58.06	$52.63	$48.47	$55.34	$52.46	$43.45
Income (loss) from investment operations:
Net investment income (loss)[b]	1.04	.38	(.64)	(.64)	.16	.19
Net gain (loss) on investments (realized and unrealized)	5.06	5.05 [f]	4.80	(5.95)	3.17	8.82
Total from investment operations	6.10	5.43	4.16	(6.59)	3.33	9.01
Less distributions from:
Net investment income	—	—	—	(.28)	(.45)	—
Total distributions	—	—	—	(.28)	(.45)	—
Net asset value, end of period	$64.16	$58.06	$52.63	$48.47	$55.34	$52.46

Total Return[c]	10.51%	10.32%	8.58%	(11.88%)	6.38%	20.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$465	$624	$1,023	$1,464	$2,535	$1,782
Ratios to average net assets:
Net investment income (loss)	3.51%	0.64%	(1.32%)	(1.26%)	0.29%	0.40%
Total expenses[d]	1.82%	1.82%	1.89%	1.91%	2.00%	1.83%
Net expenses[e]	1.75%	1.79%	1.86%	1.87%	1.96%	1.82%
Portfolio turnover rate	—	—	—	—	—	9%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$50.31	$45.94	$42.62	$49.08	$46.91	$39.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.67	.23	(.87)	(.90)	(.16)	(.15)
Net gain (loss) on investments (realized and unrealized)	4.43	4.14 [f]	4.19	(5.28)	2.78	7.92
Total from investment operations	5.10	4.37	3.32	(6.18)	2.62	7.77
Less distributions from:
Net investment income	—	—	—	(.28)	(.45)	—
Total distributions	—	—	—	(.28)	(.45)	—
Net asset value, end of period	$55.41	$50.31	$45.94	$42.62	$49.08	$46.91

Total Return[c]	10.14%	9.51%	7.79%	(12.56%)	5.62%	19.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3	$38	$34	$35	$96	$791
Ratios to average net assets:
Net investment income (loss)	2.63%	0.43%	(2.07%)	(2.00%)	(0.33%)	(0.33%)
Total expenses[d]	2.57%	2.56%	2.66%	2.67%	2.77%	2.59%
Net expenses[e]	2.51%	2.52%	2.62%	2.63%	2.72%	2.58%
Portfolio turnover rate	—	—	—	—	—	9%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$57.86	$52.44	$48.29	$55.12	$52.25	$43.27
Income (loss) from investment operations:
Net investment income (loss)[b]	1.01	.67	(.66)	(.70)	.12	.18
Net gain (loss) on investments (realized and unrealized)	5.06	4.75 [f]	4.81	(5.85)	3.20	8.80
Total from investment operations	6.07	5.42	4.15	(6.55)	3.32	8.98
Less distributions from:
Net investment income	—	—	—	(.28)	(.45)	—
Total distributions	—	—	—	(.28)	(.45)	—
Net asset value, end of period	$63.93	$57.86	$52.44	$48.29	$55.12	$52.25

Total Return	10.49%	10.34%	8.59%	(11.86%)	6.39%	20.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,168	$6,596	$4,190	$2,437	$10,549	$5,017
Ratios to average net assets:
Net investment income (loss)	3.44%	1.08%	(1.36%)	(1.36%)	0.22%	0.36%
Total expenses[d]	1.82%	1.81%	1.89%	1.94%	2.00%	1.83%
Net expenses[e]	1.76%	1.77%	1.85%	1.90%	1.96%	1.82%
Portfolio turnover rate	—	—	—	—	—	9%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(7.11%)	9.40%	(7.70%)	(8.20%)
A-Class Shares with sales charge‡	(11.52%)	4.22%	(8.59%)	(8.64%)
C-Class Shares	(7.45%)	8.58%	(8.39%)	(8.88%)
C-Class Shares with CDSC§	8.38%)	7.58%	(8.39%)	(8.88%)
H-Class Shares	(7.08%)	9.42%	(7.72%)	(8.20%)
U.S. Dollar Index	3.57%	(5.31%)	2.22%	2.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
WEAKENING DOLLAR 2x STRATEGY FUND

	Face Amount	Value
U.S. TREASURY BILLS†† - 2.9%
U.S. Treasury Bills
4.66% due 10/05/23[1,2]	$30,000	$29,987
Total U.S. Treasury Bills
(Cost $29,982)		29,987

REPURCHASE AGREEMENTS††,3 - 100.3%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/234	574,629	574,629
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/234	223,216	223,216
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/234	221,011	221,011
Total Repurchase Agreements
(Cost $1,018,856)		1,018,856

Total Investments - 103.2%
(Cost $1,048,838)		$1,048,843
Other Assets & Liabilities, net - (3.2)%		(32,632)
Total Net Assets - 100.0%		$1,016,211

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	13	Dec 2023	$1,376,440	$(22,079)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	Pay	N/A	At Maturity	12/22/23	6,565	$695,045	$(6,118)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as currency index swap collateral at September 30, 2023.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$29,987	$—	$29,987
Repurchase Agreements	—	1,018,856	—	1,018,856
Total Assets	$—	$1,048,843	$—	$1,048,843

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$22,079	$—	$—	$22,079
Currency Index Swap Agreements**	—	6,118	—	6,118
Total Liabilities	$22,079	$6,118	$—	$28,197

**	This derivative is reported as unrealized appreciation/depreciation at period end.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $29,982)	$29,987
Repurchase agreements, at value (cost $1,018,856)	1,018,856
Receivables:
Variation margin on futures contracts	689
Interest	300
Total assets	1,049,832

Liabilities:
Unrealized depreciation on OTC swap agreements	6,118
Payable for:
Fund shares redeemed	23,681
Swap settlement	1,238
Management fees	810
Transfer agent fees	321
Distribution and service fees	228
Portfolio accounting and administration fees	47
Trustees’ fees*	21
Miscellaneous	1,157
Total liabilities	33,621
Net assets	$1,016,211

Net assets consist of:
Paid in capital	$11,431,870
Total distributable earnings (loss)	(10,415,659)
Net assets	$1,016,211

A-Class:
Net assets	$234,468
Capital shares outstanding	5,155
Net asset value per share	$45.48
Maximum offering price per share (Net asset value divided by 95.25%)	$47.75

C-Class:
Net assets	$5,320
Capital shares outstanding	136
Net asset value per share	$39.11

H-Class:
Net assets	$776,423
Capital shares outstanding	17,099
Net asset value per share	$45.41

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Interest	$42,483
Total investment income	42,483

Expenses:
Management fees	7,290
Distribution and service fees:
A-Class	309
C-Class	65
H-Class	1,700
Transfer agent fees	1,649
Portfolio accounting and administration fees	1,235
Licensing fees	930
Professional fees	314
Trustees’ fees*	110
Custodian fees	108
Miscellaneous	999
Total expenses	14,709
Less:
Expenses reimbursed by Adviser	(554)
Net expenses	14,155
Net investment income	28,328

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(86,895)
Futures contracts	(127,754)
Net realized loss	(214,649)
Net change in unrealized appreciation (depreciation) on:
Investments	6
Swap agreements	(11,869)
Futures contracts	(81,813)
Net change in unrealized appreciation (depreciation)	(93,676)
Net realized and unrealized loss	(308,325)
Net decrease in net assets resulting from operations	$(279,997)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$28,328	$14,929
Net realized loss on investments	(214,649)	(150,896)
Net change in unrealized appreciation (depreciation) on investments	(93,676)	50,682
Net decrease in net assets resulting from operations	(279,997)	(85,285)

Capital share transactions:
Proceeds from sale of shares
A-Class	58,167	3,879,273
C-Class	34,672	67,534
H-Class	8,731,146	11,565,500
Cost of shares redeemed
A-Class	(29,189)	(3,833,949)
C-Class	(31,755)	(79,468)
H-Class	(9,060,701)	(11,130,689)
Net increase (decrease) from capital share transactions	(297,660)	468,201
Net increase (decrease) in net assets	(577,657)	382,916

Net assets:
Beginning of period	1,593,868	1,210,952
End of period	$1,016,211	$1,593,868

Capital share activity:
Shares sold
A-Class	1,174	77,177
C-Class	782	1,745
H-Class	174,003	246,282
Shares redeemed
A-Class	(611)	(76,041)
C-Class	(781)	(1,915)
H-Class	(184,804)	(236,525)
Net increase (decrease) in shares	(10,237)	10,723

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$48.96	$55.46	$63.71	$57.85	$63.74	$77.67
Income (loss) from investment operations:
Net investment income (loss)[b]	.85	.52	(.74)	(.84)	.16	.23
Net gain (loss) on investments (realized and unrealized)	(4.33)	(7.02)	(7.51)	6.82	(5.84)	(14.16)
Total from investment operations	(3.48)	(6.50)	(8.25)	5.98	(5.68)	(13.93)
Less distributions from:
Net investment income	—	—	—	(.12)	(.21)	—
Total distributions	—	—	—	(.12)	(.21)	—
Net asset value, end of period	$45.48	$48.96	$55.46	$63.71	$57.85	$63.74

Total Return[c]	(7.11%)	(11.72%)	(12.95%)	10.32%	(8.94%)	(17.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$234	$225	$192	$387	$237	$296
Ratios to average net assets:
Net investment income (loss)	3.48%	1.10%	(1.18%)	(1.30%)	0.26%	0.32%
Total expenses[d]	1.82%	1.74%	1.90%	1.90%	2.01%	1.80%
Net expenses[e]	1.76%	1.69%	1.84%	1.86%	2.00%	1.80%
Portfolio turnover rate	—	—	—	48%	—	—

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$42.26	$48.23	$55.80	$51.07	$56.74	$69.66
Income (loss) from investment operations:
Net investment income (loss)[b]	.60	.32	(1.06)	(1.17)	(.29)	(.27)
Net gain (loss) on investments (realized and unrealized)	(3.75)	(6.29)	(6.51)	6.02	(5.17)	(12.65)
Total from investment operations	(3.15)	(5.97)	(7.57)	4.85	(5.46)	(12.92)
Less distributions from:
Net investment income	—	—	—	(.12)	(.21)	—
Total distributions	—	—	—	(.12)	(.21)	—
Net asset value, end of period	$39.11	$42.26	$48.23	$55.80	$51.07	$56.74

Total Return[c]	(7.45%)	(12.38%)	(13.57%)	9.50%	(9.65%)	(18.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5	$6	$15	$37	$21	$36
Ratios to average net assets:
Net investment income (loss)	2.86%	0.81%	(1.93%)	(2.04%)	(0.53%)	(0.42%)
Total expenses[d]	2.54%	2.37%	2.66%	2.66%	2.75%	2.53%
Net expenses[e]	2.46%	2.32%	2.59%	2.62%	2.73%	2.53%
Portfolio turnover rate	—	—	—	48%	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$48.87	$55.37	$63.59	$57.76	$63.67	$77.60
Income (loss) from investment operations:
Net investment income (loss)[b]	.86	.55	(.73)	(.93)	.07	.28
Net gain (loss) on investments (realized and unrealized)	(4.32)	(7.05)	(7.49)	6.88	(5.77)	(14.21)
Total from investment operations	(3.46)	(6.50)	(8.22)	5.95	(5.70)	(13.93)
Less distributions from:
Net investment income	—	—	—	(.12)	(.21)	—
Total distributions	—	—	—	(.12)	(.21)	—
Net asset value, end of period	$45.41	$48.87	$55.37	$63.59	$57.76	$63.67

Total Return	(7.08%)	(11.74%)	(12.93%)	10.29%	(8.98%)	(17.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$776	$1,363	$1,005	$1,063	$1,308	$1,678
Ratios to average net assets:
Net investment income (loss)	3.51%	1.18%	(1.17%)	(1.47%)	0.12%	0.41%
Total expenses[d]	1.81%	1.74%	1.90%	1.88%	1.99%	1.83%
Net expenses[e]	1.74%	1.69%	1.84%	1.86%	1.97%	1.83%
Portfolio turnover rate	—	—	—	48%	—	—

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the ”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2023, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
S&P 500® Pure Growth Fund	Non-diversified
S&P 500® Pure Value Fund	Non-diversified
S&P MidCap 400® Pure Growth Fund	Non-diversified
S&P MidCap 400® Pure Value Fund	Non-diversified
S&P SmallCap 600® Pure Growth Fund	Non-diversified
S&P SmallCap 600® Pure Value Fund	Non-diversified
Japan 2x Strategy Fund	Non-diversified
Strengthening Dollar 2x Strategy Fund	Non-diversified
Weakening Dollar 2x Strategy Fund	Non-diversified
Europe 1.25x Strategy Fund	Non-diversified

At September 30, 2023, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service providers.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

U.S. government securities are valued by independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be evaluated using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share Class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Derivatives

As part of their investment strategies, the Funds may utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’ Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$8,317,360	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	10,414,402	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	7,956,807	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	2,191,307

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$2,677,350	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	693,720

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at September 30, 2023
Strengthening Dollar 2x Strategy Fund	$—	$84,434	$11,834	$96,268

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Foreign Currency Exchange Risk*	Swaps Currency Risk	Total Value at September 30, 2023
Europe 1.25x Strategy Fund	$12,988	$11,075	$—	$24,063
Japan 2x Strategy Fund	86,560	49,600	—	136,160
Weakening Dollar 2x Strategy Fund	—	22,079	6,118	28,197

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency futures contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Currency swap contracts	Net realized gain (loss) on swap contracts
Net change in unrealized appreciation (depreciation) on swap contracts

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the period ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$262,011	$(232,731)	$—	$29,280
Japan 2x Strategy Fund	2,028,734	(1,299,255)	—	729,479
Strengthening Dollar 2x Strategy Fund	—	(221,194)	(125,141)	(346,335)
Weakening Dollar 2x Strategy Fund	—	(127,754)	(86,895)	(214,649)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Foreign Currency Exchange Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(158,063)	$23,525	$—	$(134,538)
Japan 2x Strategy Fund	(632,200)	92,864	—	(539,336)
Strengthening Dollar 2x Strategy Fund	—	356,854	120,220	477,074
Weakening Dollar 2x Strategy Fund	—	(81,813)	(11,869)	(93,682)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Trust monitors the counterparty credit risk associated with each such financial institution.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$11,834	$—	11,834	$—	$—	$11,834

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$6,118	$—	$6,118	$(6,118)	$—	$—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Japan 2x Strategy Fund	Goldman Sachs International	Futures contracts	$22,640	$—
Strengthening Dollar 2x Strategy Fund	Goldman Sachs International	Futures contracts	1,704	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million – $1 billion	0.025%
> $1 billion – $2 billion	0.050%
> $2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted separate Distribution Plans applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares, that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2023, GFD retained sales charges of $35,499 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended September 30, 2023, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$84

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Board has adopted a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Europe 1.25x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. The current term of the agreement expires on August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days written notice.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bills
5.30%			0.00%
Due 10/02/23	$161,453,419	$161,524,727	Due 10/10/23 - 09/05/24	$97,237,600	$96,132,508

			U.S. Treasury Notes
			0.38% - 3.25%
			Due 10/31/23 - 09/15/24	46,833,200	45,451,839

			U.S. Treasury Floating Rate Notes
			5.39% - 5.44%
			Due 10/31/23 - 01/31/24	22,892,900	23,098,149
				166,963,700	164,682,496

Barclays Capital, Inc.			U.S. Treasury Notes
5.29%			1.50% - 5.00%
Due 10/02/23	62,716,858	62,744,506	Due 08/31/25 - 01/31/27	69,304,600	63,971,272

BofA Securities, Inc.			U.S. Treasury Note
5.30%			3.88%
Due 10/02/23	62,097,469	62,124,895	Due 04/30/25	63,651,000	63,339,456

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2023, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P MidCap 400® Pure Value Fund	$38,848	$(38,848)	$—	$39,204	$—	$39,204
S&P SmallCap 600® Pure Value Fund	66,989	(66,989)	—	68,343	—	68,343
Europe 1.25x Strategy Fund	53,065	(53,065)	—	54,298	—	54,298

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
S&P 500® Pure Growth Fund	$27,683,149	$1,214,690	$(1,012,576)	$202,114
S&P 500® Pure Value Fund	10,162,333	—	(891,231)	(891,231)
S&P MidCap 400® Pure Growth Fund	37,166,736	2,917,200	(210,950)	2,706,250
S&P MidCap 400® Pure Value Fund	13,292,774	831,269	(372,419)	458,850
S&P SmallCap 600® Pure Growth Fund	5,208,484	653,257	(302,537)	350,720
S&P SmallCap 600® Pure Value Fund	4,685,089	848,682	(231,307)	617,375
Europe 1.25x Strategy Fund	1,441,238	40,308	(30,312)	9,996
Japan 2x Strategy Fund	1,557,643	66	(136,159)	(136,093)
Strengthening Dollar 2x Strategy Fund	3,615,244	96,285	—	96,285
Weakening Dollar 2x Strategy Fund	1,048,838	5	(28,197)	(28,192)

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Securities Transactions

For the period ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$55,387,813	$61,190,240
S&P 500® Pure Value Fund	25,853,224	33,116,132
S&P MidCap 400® Pure Growth Fund	159,258,848	148,101,419
S&P MidCap 400® Pure Value Fund	44,838,598	42,543,200
S&P SmallCap 600® Pure Growth Fund	38,012,937	37,756,378
S&P SmallCap 600® Pure Value Fund	21,091,838	23,966,187
Europe 1.25x Strategy Fund	26,009,748	31,113,162
Japan 2x Strategy Fund	—	—
Strengthening Dollar 2x Strategy Fund	—	—
Weakening Dollar 2x Strategy Fund	—	—

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2023, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$7,605,558	$6,469,021	$(114,133)
S&P 500® Pure Value Fund	1,319,487	3,039,507	29,458
S&P MidCap 400® Pure Growth Fund	5,528,522	1,434,482	388,506
S&P MidCap 400® Pure Value Fund	820,147	567,648	(74,036)
S&P SmallCap 600® Pure Growth Fund	282,737	167,516	59,081
S&P SmallCap 600® Pure Value Fund	903,946	233,303	11,739
Europe 1.25x Strategy Fund	746,473	1,026,762	17,202

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.28% for the period ended September 30, 2023. The Funds did not have any borrowings outstanding under this agreement at September 30, 2023.

The average daily balances borrowed for the period ended September 30, 2023, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$126
S&P 500® Pure Value Fund	323
S&P MidCap 400® Pure Growth Fund	216
S&P MidCap 400® Pure Value Fund	1,334
S&P SmallCap 600® Pure Growth Fund	414
S&P SmallCap 600® Pure Value Fund	836
Europe 1.25x Strategy Fund	3

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes

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in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

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Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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Report of the Rydex Series Funds Board of Trustees

The Board of Trustees of Rydex Series Funds (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Advisory Agreement”) with Security Investors, LLC (“Security Investors” or the “Adviser”) on behalf of the series of the Trust listed below (each a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund
●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

Alternative Funds** (i.e., Non-Tradable Funds)

●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each a “Sector Fund” and collectively, the “Sector Funds.”
**	Each an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds is referred to herein as a “Tradable Fund” and collectively, the “Tradable Funds.”

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Security Investors1 is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than the U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark. The Committee took into account the limitations of the peer group and universe comparisons provided by FUSE with respect to the Tradable Funds in light of their unique features and the limited size of the marketplace for tradable funds designed to support tactical advisors, noting that there are only two direct competitor product suites.

[1]

Security Investors also serves as investment adviser to each of Rydex Series Funds Commodities Strategy CFC, Rydex Managed Futures Strategy CFC and Rydex Series Funds Multi-Hedge Strategies CFC (each a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements”), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Board and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

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In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that the Advisory Agreement represented a reasonable business arrangement negotiated at arm’s length and that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Advisory Agreement for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features, as well as the personnel responsible for such services. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2022, 2021 and 2020. The Committee also considered additional information regarding trading activity in the Tradable Funds during 2022, including monthly purchases and redemptions in dollar value and in number of transactions as well as transaction volume relative to the assets in the Tradable Funds. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. In addition, the Committee considered information provided by the Adviser analyzing the potential costs to shareholders of investing in tradable mutual funds, such as the Tradable Funds, compared to those of investing in exchange-traded funds, including expense ratios, brokerage commissions and spread costs, as well as the relative advantages and disadvantages of each investment product. The Committee considered that, at the April Meeting, the Adviser’s Head of Quantitative Strategies with investment management responsibility for the Tradable Funds met with the Committee to discuss the Tradable Funds, including the value to shareholders of the tradability and other unique features, the personnel, operations and infrastructure required to provide those features, the reasons why tactical advisors invest in the Tradable Funds rather than other tradable products, such as exchange-traded funds, for their clients, and the level of trading activity in the Tradable Funds. With respect to the Sector Funds and the Real Estate Fund, the Committee also considered the Adviser’s proprietary

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methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2022, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe, if any, for performance and expense comparisons. For the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain performance information for the Alternative Funds (i.e., the non-Tradable Funds) as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

With respect to the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances where there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant

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underperformance (defined as greater than 100 basis points) of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2022, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund performed in line with the comparable peer fund over the five-year and three-year periods ended December 31, 2022, while, in contrast, its performance ranked in the fourth quartile of the broader peer group over the five-year, three-year and one-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2022, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the returns of the Multi-Hedge Strategies Fund’s Institutional Class shares ranked in the second quartile of its performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Long Short Equity Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 49th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s fundamental factor tilts. The Committee noted management’s statement that the Fund’s long exposure to value detracted from investment performance from early 2018 through early 2020 as growth stocks outperformed during that period. The Committee also noted management’s statement that the Fund’s net short exposure to oil prices within the energy sector following the onset of the Russia-Ukraine war in early 2022 also contributed to relative underperformance.

Managed Futures Strategy Fund: The returns of the Fund’s Institutional Class shares ranked in the 82nd and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year and three-year time periods was primarily due to the Fund targeting a lower level of risk relative to its performance universe. The Committee took into account management’s statements that the portfolio management team increased the Fund’s risk target in 2021 to be more in line with peers and the Fund experienced a performance ranking that compared more favorably relative to its performance universe for the one-year period ended December 31, 2022. The Committee also noted management’s further explanation of the Fund’s performance at the April Meeting.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee2 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer

[2]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, other than the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and the total net expense ratio for the Fund’s Class H shares were lower than and equal to those of the peer fund, respectively.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio were higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

The Committee considered management’s agreement, as part of the 2023 annual contract review process, to reduce the total net expense ratio of each Tradable Fund (other than the U.S. Government Money Market Fund) by 0.05% of its average daily net assets through an expense reimbursement and/or waiver agreement effective August 1, 2023 for an initial term ending August 1, 2024 for each Fund (other than Commodities Strategy Fund for which the initial term will end May 1, 2025), with such reduction to apply in addition to any other contractual waiver and/or reimbursement arrangements already in place. The Committee also noted the continuation through August 1, 2024 of management’s separate agreement, implemented as part of the 2022 annual contract review process, to reduce the total net expense ratio of each Tradable Fund with a contractual advisory fee of 0.90% of its average daily net assets3 by 0.05% of its average daily net assets and, with respect to NASDAQ-100 Fund, to reduce the total net expense ratio of the Fund by 0.05% of its average daily net assets in excess of $500 million, through expense reimbursement and/or waiver agreements.

[3]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Alternative Funds (i.e., the non-Tradable Funds), except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Multi-Hedge Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (27th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile), the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the first quartile (13th percentile) of its peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds reflected reasonable business arrangements negotiated at arm’s length and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

With respect to the Tradable Funds, the Committee noted that, in addition to the expense reimbursement and/or waiver arrangement implemented in August 2022 for the NASDAQ-100 Fund on average daily net assets in excess of $500 million, the Adviser has agreed to a contractual advisory fee breakpoint schedule for the Funds that is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds, a separate trust, equal or exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and

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OTHER INFORMATION (Unaudited)(concluded)

expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations and considered that the newly agreed expense reimbursement and/or waiver arrangement would produce additional savings to shareholders. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund reflected a reasonable business arrangement negotiated at arm’s length.

Overall Conclusions

The Committee concluded that the investment advisory fees reflect reasonable business arrangements negotiated at arm’s length in light of the extent and quality of the services provided and other benefits received and that the renewal of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Advisory Agreement.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

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9.30.2023

Rydex Funds Semi-Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund
Money Market Fund
U.S. Government Money Market Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	27
INVERSE S&P 500® STRATEGY FUND	39
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	48
INVERSE NASDAQ-100® STRATEGY FUND	58
MID-CAP 1.5x STRATEGY FUND	68
INVERSE MID-CAP STRATEGY FUND	80
RUSSELL 2000® 1.5x STRATEGY FUND	88
RUSSELL 2000® FUND	115
INVERSE RUSSELL 2000® STRATEGY FUND	141
DOW JONES INDUSTRIAL AVERAGE® FUND	149
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	158
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	167
HIGH YIELD STRATEGY FUND	177
INVERSE HIGH YIELD STRATEGY FUND	186
U.S. GOVERNMENT MONEY MARKET FUND	194
NOTES TO FINANCIAL STATEMENTS	200
OTHER INFORMATION	217
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	225
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	231
LIQUIDITY RISK MANAGEMENT PROGRAM	234

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2023 (the “Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ●Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

September 30, 2023

The Government Long Bond 1.2x Strategy Fund and Inverse Government Long Bond Strategy Fund are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the Funds’ performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The Funds’ use of derivatives such as futures, options, and swap agreements will expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Funds invest in, and there can be no assurance that a highly liquid secondary market will develop. ● The Funds’ market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Funds’ exposure to the high yield bond market may subject the funds to greater volatility because (i) they will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● The Funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objective. ● For more on these and other risks, please read the prospectus.

Monthly leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged Funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged Funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged Funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged Funds’ actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged Funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the selloff almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 5.18%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.28%. The return of the MSCI Emerging Markets Index* was -2.05%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.05% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 2.21%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.51% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg U.S. Treasury Bellwethers 30 Yr. Index is an unmanaged index representing the on-the-run (most recently auctioned) U.S. Treasury bond with 30 years’ maturity.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2023

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more information on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.39%	5.30%	$1,000.00	$1,053.00	$7.13
A-Class	1.66%	5.20%	1,000.00	1,052.00	8.52
C-Class	2.42%	4.81%	1,000.00	1,048.10	12.39
H-Class	1.64%	5.18%	1,000.00	1,051.80	8.41
S&P 500® Fund
A-Class	1.61%	4.31%	1,000.00	1,043.10	8.22
C-Class	2.36%	3.93%	1,000.00	1,039.30	12.03
H-Class	1.60%	4.33%	1,000.00	1,043.30	8.17
Inverse S&P 500® Strategy Fund
Investor Class	1.38%	(1.06%)	1,000.00	989.40	6.86
A-Class	1.63%	(1.20%)	1,000.00	988.00	8.10
C-Class	2.38%	(1.55%)	1,000.00	984.50	11.81
H-Class	1.62%	(1.17%)	1,000.00	988.30	8.05
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.49%	19.69%	1,000.00	1,196.90	8.18
C-Class	2.25%	19.30%	1,000.00	1,193.00	12.34
H-Class	1.51%	19.70%	1,000.00	1,197.00	8.29
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.43%	(7.77%)	1,000.00	922.30	6.87
A-Class	1.68%	(7.87%)	1,000.00	921.30	8.07
C-Class	2.42%	(8.25%)	1,000.00	917.50	11.60
H-Class	1.68%	(7.90%)	1,000.00	921.00	8.07
Mid-Cap 1.5x Strategy Fund
A-Class	1.66%	(1.93%)	1,000.00	980.70	8.22
C-Class	2.40%	(2.28%)	1,000.00	977.20	11.86
H-Class	1.66%	(1.93%)	1,000.00	980.70	8.22
Inverse Mid-Cap Strategy Fund
A-Class	1.64%	2.88%	1,000.00	1,028.80	8.32
C-Class	1.56%	3.20%	1,000.00	1,032.00	7.92
H-Class	1.64%	2.89%	1,000.00	1,028.90	8.32
Russell 2000® 1.5x Strategy Fund
A-Class	1.65%	(2.80%)	1,000.00	972.00	8.13
C-Class	2.40%	(3.19%)	1,000.00	968.10	11.81
H-Class	1.65%	(2.81%)	1,000.00	971.90	8.13
Russell 2000® Fund
A-Class	1.62%	(1.00%)	1,000.00	990.00	8.06
C-Class	2.37%	(1.37%)	1,000.00	986.30	11.77
H-Class	1.62%	(1.00%)	1,000.00	990.00	8.06
Inverse Russell 2000® Strategy Fund
A-Class	1.62%	3.23%	1,000.00	1,032.30	8.23
C-Class	2.38%	2.85%	1,000.00	1,028.50	12.07
H-Class	1.63%	3.20%	1,000.00	1,032.00	8.28

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.59%	0.97%	$1,000.00	$1,009.70	$7.99
C-Class	2.34%	0.60%	1,000.00	1,006.00	11.74
H-Class	1.59%	0.97%	1,000.00	1,009.70	7.99
Government Long Bond 1.2x Strategy Fund
Investor Class	0.99%	(18.94%)	1,000.00	810.60	4.48
A-Class	1.26%	(19.13%)	1,000.00	808.70	5.70
C-Class	2.00%	(19.39%)	1,000.00	805.80	9.03
H-Class	1.27%	(19.10%)	1,000.00	809.00	5.74
Inverse Government Long Bond Strategy Fund
Investor Class	4.46%	21.82%	1,000.00	1,218.20	24.73
A-Class	4.71%	21.67%	1,000.00	1,216.70	26.10
C-Class	5.46%	21.23%	1,000.00	1,212.30	30.20
H-Class	4.72%	21.68%	1,000.00	1,216.80	26.16
High Yield Strategy Fund
A-Class	1.53%	(0.35%)	1,000.00	996.50	7.64
C-Class	2.29%	(0.74%)	1,000.00	992.60	11.41
H-Class	1.52%	(0.35%)	1,000.00	996.50	7.59
Inverse High Yield Strategy Fund
A-Class	1.53%	3.81%	1,000.00	1,038.10	7.80
C-Class	2.28%	3.43%	1,000.00	1,034.30	11.60
H-Class	1.54%	3.81%	1,000.00	1,038.10	7.85
U.S. Government Money Market Fund	1.02%	2.11%	1,000.00	1,021.10	5.15

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.39%	5.00%	$1,000.00	$1,018.05	$7.01
A-Class	1.66%	5.00%	1,000.00	1,016.70	8.37
C-Class	2.42%	5.00%	1,000.00	1,012.90	12.18
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
S&P 500® Fund
A-Class	1.61%	5.00%	1,000.00	1,016.95	8.12
C-Class	2.36%	5.00%	1,000.00	1,013.20	11.88
H-Class	1.60%	5.00%	1,000.00	1,017.00	8.07
Inverse S&P 500® Strategy Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.10	6.96
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.49%	5.00%	1,000.00	1,017.55	7.52
C-Class	2.25%	5.00%	1,000.00	1,013.75	11.33
H-Class	1.51%	5.00%	1,000.00	1,017.45	7.62
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.85	7.21
A-Class	1.68%	5.00%	1,000.00	1,016.60	8.47
C-Class	2.42%	5.00%	1,000.00	1,012.90	12.18
H-Class	1.68%	5.00%	1,000.00	1,016.60	8.47
Mid-Cap 1.5x Strategy Fund
A-Class	1.66%	5.00%	1,000.00	1,016.70	8.37
C-Class	2.40%	5.00%	1,000.00	1,013.00	12.08
H-Class	1.66%	5.00%	1,000.00	1,016.70	8.37
Inverse Mid-Cap Strategy Fund
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	1.56%	5.00%	1,000.00	1,017.20	7.87
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Russell 2000® 1.5x Strategy Fund
A-Class	1.65%	5.00%	1,000.00	1,016.75	8.32
C-Class	2.40%	5.00%	1,000.00	1,013.00	12.08
H-Class	1.65%	5.00%	1,000.00	1,016.75	8.32
Russell 2000® Fund
A-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
C-Class	2.37%	5.00%	1,000.00	1,013.15	11.93
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
Inverse Russell 2000® Strategy Fund
A-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.63%	5.00%	1,000.00	1,016.85	8.22

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.59%	5.00%	$1,000.00	$1,017.05	$8.02
C-Class	2.34%	5.00%	1,000.00	1,013.30	11.78
H-Class	1.59%	5.00%	1,000.00	1,017.05	8.02
Government Long Bond 1.2x Strategy Fund
Investor Class	0.99%	5.00%	1,000.00	1,020.05	5.00
A-Class	1.26%	5.00%	1,000.00	1,018.70	6.36
C-Class	2.00%	5.00%	1,000.00	1,015.00	10.08
H-Class	1.27%	5.00%	1,000.00	1,018.65	6.41
Inverse Government Long Bond Strategy Fund
Investor Class	4.46%	5.00%	1,000.00	1,002.70	22.33
A-Class	4.71%	5.00%	1,000.00	1,001.45	23.57
C-Class	5.46%	5.00%	1,000.00	997.70	27.27
H-Class	4.72%	5.00%	1,000.00	1,001.40	23.62
High Yield Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.35	7.72
C-Class	2.29%	5.00%	1,000.00	1,013.55	11.53
H-Class	1.52%	5.00%	1,000.00	1,017.40	7.67
Inverse High Yield Strategy Fund
A-Class	1.53%	5.00%	1,000.00	1,017.35	7.72
C-Class	2.28%	5.00%	1,000.00	1,013.60	11.48
H-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
U.S. Government Money Market Fund	1.02%	5.00%	1,000.00	1,019.90	5.15

[1]

This ratio represents annualized Net Expense, which includes interest expense related to securities sold short. Excluding short interest expense, the operating ratio of the Inverse Government Long Bond Strategy Fund would be 1.35%,1.60%, 2.34% and 1.61% for Investor Class, A-Class, C-Class, and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invests, if any.

[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Ten Largest Holdings	% of Total Net Assets
Apple, Inc.	5.2%
Microsoft Corp.	4.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.8%
Guggenheim Strategy Fund II	2.9%
Amazon.com, Inc.	2.4%
Guggenheim Strategy Fund III	2.4%
NVIDIA Corp.	2.2%
Alphabet, Inc. — Class A	1.6%
Tesla, Inc.	1.4%
Meta Platforms, Inc. — Class A	1.4%
Top Ten Total	28.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	5.30%	27.69%	9.90%	14.12%
A-Class Shares	5.20%	27.39%	9.65%	13.85%
A-Class Shares with sales charge‡	0.21%	21.34%	8.59%	13.29%
C-Class Shares	4.81%	26.44%	8.82%	13.00%
C-Class Shares with CDSC§	3.81%	25.47%	8.82%	13.00%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	5.18%	27.41%	9.64%	11.96%
S&P 500 Index	5.18%	21.62%	9.92%	10.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
NOVA FUND

	Shares	Value
COMMON STOCKS† - 74.8%

Technology - 19.9%
Apple, Inc.	57,755	$9,888,234
Microsoft Corp.	29,199	9,219,584
NVIDIA Corp.	9,707	4,222,448
Broadcom, Inc.	1,621	1,346,370
Adobe, Inc.*	1,791	913,231
Salesforce, Inc.*	3,828	776,242
Accenture plc — Class A	2,479	761,326
Oracle Corp.	6,186	655,221
Advanced Micro Devices, Inc.*	6,349	652,804
Intel Corp.	16,459	585,118
Texas Instruments, Inc.	3,568	567,348
Intuit, Inc.	1,100	562,034
International Business Machines Corp.	3,580	502,274
QUALCOMM, Inc.	4,386	487,109
Applied Materials, Inc.	3,300	456,885
ServiceNow, Inc.*	802	448,286
Analog Devices, Inc.	1,971	345,102
Lam Research Corp.	523	327,801
Micron Technology, Inc.	4,304	292,801
Synopsys, Inc.*	598	274,464
Fiserv, Inc.*	2,396	270,652
Activision Blizzard, Inc.	2,812	263,288
Cadence Design Systems, Inc.*	1,067	249,998
KLA Corp.	537	246,300
Roper Technologies, Inc.	419	202,913
NXP Semiconductor N.V.	1,013	202,519
Autodesk, Inc.*	840	173,804
Microchip Technology, Inc.	2,139	166,949
MSCI, Inc. — Class A	310	159,055
ON Semiconductor Corp.*	1,696	157,643
Fortinet, Inc.*	2,562	150,338
Paychex, Inc.	1,260	145,316
Cognizant Technology Solutions Corp. — Class A	1,985	134,464
Fidelity National Information Services, Inc.	2,328	128,669
Electronic Arts, Inc.	968	116,547
ANSYS, Inc.*	341	101,465
Hewlett Packard Enterprise Co.	5,076	88,170
HP, Inc.	3,410	87,637
Take-Two Interactive Software, Inc.*	621	87,182
Monolithic Power Systems, Inc.	188	86,856
Fair Isaac Corp.*	98	85,116
Broadridge Financial Solutions, Inc.	464	83,079
PTC, Inc.*	467	66,165
Tyler Technologies, Inc.*	165	63,713
Akamai Technologies, Inc.*	597	63,604
NetApp, Inc.	828	62,829
Skyworks Solutions, Inc.	626	61,717
Teradyne, Inc.	604	60,678
EPAM Systems, Inc.*	228	58,297
Western Digital Corp.*	1,257	57,357
Paycom Software, Inc.	193	50,039
Seagate Technology Holdings plc	758	49,990
Leidos Holdings, Inc.	539	49,674
Zebra Technologies Corp. — Class A*	201	47,543
Jack Henry & Associates, Inc.	286	43,226
Ceridian HCM Holding, Inc.*	611	41,456
Qorvo, Inc.*	385	36,756
DXC Technology Co.*	806	16,789
Total Technology		37,502,475

Consumer, Non-cyclical - 15.0%
UnitedHealth Group, Inc.	3,640	1,835,252
Eli Lilly & Co.	3,133	1,682,828
Johnson & Johnson	9,463	1,473,862
Procter & Gamble Co.	9,264	1,351,247
AbbVie, Inc.	6,936	1,033,880
Merck & Company, Inc.	9,972	1,026,617
PepsiCo, Inc.	5,410	916,670
Coca-Cola Co.	15,295	856,214
Thermo Fisher Scientific, Inc.	1,517	767,860
Pfizer, Inc.	22,187	735,943
Abbott Laboratories	6,820	660,517
Danaher Corp.	2,583	640,842
Philip Morris International, Inc.	6,101	564,830
Amgen, Inc.	2,101	564,665
Bristol-Myers Squibb Co.	8,209	476,450
S&P Global, Inc.	1,279	467,359
Medtronic plc	5,231	409,901
Intuitive Surgical, Inc.*	1,381	403,652
Elevance Health, Inc.	926	403,199
Automatic Data Processing, Inc.	1,619	389,499
Mondelez International, Inc. — Class A	5,346	371,013
Gilead Sciences, Inc.	4,897	366,981
Stryker Corp.	1,328	362,903
Vertex Pharmaceuticals, Inc.*	1,014	352,609
CVS Health Corp.	5,047	352,382
Regeneron Pharmaceuticals, Inc.*	419	344,820
Cigna Group	1,163	332,700
Zoetis, Inc.	1,809	314,730
Boston Scientific Corp.*	5,754	303,811
Becton Dickinson & Co.	1,140	294,724
Altria Group, Inc.	6,974	293,257
PayPal Holdings, Inc.*	4,315	252,255
Humana, Inc.	487	236,935
Colgate-Palmolive Co.	3,249	231,036
McKesson Corp.	530	230,471
Moody’s Corp.	620	196,025
HCA Healthcare, Inc.	791	194,570
Edwards Lifesciences Corp.*	2,389	165,510
Cintas Corp.	340	163,543
Kimberly-Clark Corp.	1,329	160,610
Constellation Brands, Inc. — Class A	634	159,343
Archer-Daniels-Midland Co.	2,107	158,910
Monster Beverage Corp.*	2,923	154,773
General Mills, Inc.	2,300	147,177
Centene Corp.*	2,128	146,577
Biogen, Inc.*	569	146,239
Corteva, Inc.	2,789	142,685
IDEXX Laboratories, Inc.*	326	142,550
Dexcom, Inc.*	1,524	142,189

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
NOVA FUND

	Shares	Value
IQVIA Holdings, Inc.*	719	$141,463
Kenvue, Inc.	6,773	136,002
Verisk Analytics, Inc. — Class A	570	134,657
Moderna, Inc.*	1,301	134,380
Estee Lauder Companies, Inc. — Class A	911	131,685
Sysco Corp.	1,985	131,109
Keurig Dr Pepper, Inc.	3,954	124,828
CoStar Group, Inc.*	1,605	123,408
United Rentals, Inc.	268	119,145
Global Payments, Inc.	1,022	117,929
Cencora, Inc. — Class A	655	117,880
Hershey Co.	589	117,847
Kroger Co.	2,595	116,126
West Pharmaceutical Services, Inc.	290	108,811
Quanta Services, Inc.	571	106,817
Gartner, Inc.*	310	106,519
Kraft Heinz Co.	3,138	105,562
GE HealthCare Technologies, Inc.	1,537	104,577
Zimmer Biomet Holdings, Inc.	821	92,133
Church & Dwight Company, Inc.	967	88,606
Equifax, Inc.	482	88,293
Cardinal Health, Inc.	1,001	86,907
Align Technology, Inc.*	280	85,490
Illumina, Inc.*	622	85,388
ResMed, Inc.	577	85,321
STERIS plc	387	84,916
Baxter International, Inc.	1,990	75,103
Molina Healthcare, Inc.*	229	75,087
McCormick & Company, Inc.	986	74,581
FleetCor Technologies, Inc.*	290	74,049
Laboratory Corporation of America Holdings	348	69,966
Hologic, Inc.*	962	66,763
Bunge Ltd.	592	64,084
Clorox Co.	486	63,695
Waters Corp.*	232	63,617
Cooper Companies, Inc.	194	61,694
Kellanova	1,036	61,652
Avery Dennison Corp.	317	57,906
Tyson Foods, Inc. — Class A	1,122	56,650
Revvity, Inc.	487	53,911
Quest Diagnostics, Inc.	441	53,740
Lamb Weston Holdings, Inc.	573	52,980
Conagra Brands, Inc.	1,878	51,495
J M Smucker Co.	401	49,287
Viatris, Inc.	4,714	46,480
Molson Coors Beverage Co. — Class B	729	46,357
Insulet Corp.*	274	43,700
Hormel Foods Corp.	1,138	43,278
Incyte Corp.*	730	42,172
Bio-Techne Corp.	618	42,067
Brown-Forman Corp. — Class B	719	41,479
Rollins, Inc.	1,103	41,175
Charles River Laboratories International, Inc.*	201	39,392
Henry Schein, Inc.*	513	38,090
Teleflex, Inc.	184	36,139
Catalent, Inc.*	708	32,235
Campbell Soup Co.	773	31,755
MarketAxess Holdings, Inc.	148	31,619
Robert Half, Inc.	421	30,851
Universal Health Services, Inc. — Class B	244	30,678
Bio-Rad Laboratories, Inc. — Class A*	82	29,393
Dentsply Sirona, Inc.	832	28,421
DaVita, Inc.*	212	20,040
Organon & Co.	1,004	17,430
Total Consumer, Non-cyclical		28,237,425

Financial - 10.3%
Berkshire Hathaway, Inc. — Class B*	7,167	2,510,600
JPMorgan Chase & Co.	11,420	1,656,129
Visa, Inc. — Class A	6,315	1,452,513
Mastercard, Inc. — Class A	3,270	1,294,626
Bank of America Corp.	27,169	743,887
Wells Fargo & Co.	14,379	587,526
Goldman Sachs Group, Inc.	1,295	419,023
Morgan Stanley	5,013	409,412
Prologis, Inc. REIT	3,631	407,435
Marsh & McLennan Companies, Inc.	1,940	369,182
BlackRock, Inc. — Class A	552	356,862
American Express Co.	2,286	341,048
Chubb Ltd.	1,614	336,002
Charles Schwab Corp.	5,844	320,836
Progressive Corp.	2,300	320,390
Citigroup, Inc.	7,567	311,231
American Tower Corp. — Class A REIT	1,832	301,272
Blackstone, Inc. — Class A	2,789	298,813
CME Group, Inc. — Class A	1,413	282,911
Equinix, Inc. REIT	368	267,264
Aon plc — Class A	797	258,403
Intercontinental Exchange, Inc.	2,249	247,435
U.S. Bancorp	6,119	202,294
Arthur J Gallagher & Co.	847	193,057
PNC Financial Services Group, Inc.	1,565	192,135
American International Group, Inc.	2,797	169,498
Welltower, Inc. REIT	2,038	166,953
Public Storage REIT	622	163,909
Aflac, Inc.	2,125	163,094
Crown Castle, Inc. REIT	1,704	156,819
MetLife, Inc.	2,482	156,143
Truist Financial Corp.	5,235	149,773
Travelers Companies, Inc.	900	146,979
Capital One Financial Corp.	1,499	145,478
Digital Realty Trust, Inc. REIT	1,190	144,014
Realty Income Corp. REIT	2,785	139,083
Simon Property Group, Inc. REIT	1,286	138,927
Prudential Financial, Inc.	1,426	135,313
Ameriprise Financial, Inc.	403	132,861
Bank of New York Mellon Corp.	3,060	130,509
Arch Capital Group Ltd.*	1,466	116,855
VICI Properties, Inc. REIT	3,983	115,905
Allstate Corp.	1,028	114,529
Extra Space Storage, Inc. REIT	830	100,911

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
NOVA FUND

	Shares	Value
AvalonBay Communities, Inc. REIT	558	$95,831
T. Rowe Price Group, Inc.	881	92,390
CBRE Group, Inc. — Class A*	1,218	89,962
Weyerhaeuser Co. REIT	2,872	88,056
Willis Towers Watson plc	411	85,882
SBA Communications Corp. REIT	426	85,272
Hartford Financial Services Group, Inc.	1,202	85,234
Discover Financial Services	982	85,071
State Street Corp.	1,252	83,834
M&T Bank Corp.	652	82,445
Equity Residential REIT	1,356	79,611
Raymond James Financial, Inc.	739	74,218
Invitation Homes, Inc. REIT	2,260	71,619
Iron Mountain, Inc. REIT	1,147	68,189
Fifth Third Bancorp	2,676	67,783
Ventas, Inc. REIT	1,581	66,608
Nasdaq, Inc.	1,332	64,722
Cboe Global Markets, Inc.	414	64,671
Brown & Brown, Inc.	925	64,602
Everest Group Ltd.	171	63,556
Regions Financial Corp.	3,687	63,416
Cincinnati Financial Corp.	616	63,011
Principal Financial Group, Inc.	874	62,989
Alexandria Real Estate Equities, Inc. REIT	612	61,261
Huntington Bancshares, Inc.	5,689	59,166
Mid-America Apartment Communities, Inc. REIT	459	59,050
Northern Trust Corp.	814	56,557
Essex Property Trust, Inc. REIT	251	53,235
W R Berkley Corp.	800	50,792
Synchrony Financial	1,643	50,227
Citizens Financial Group, Inc.	1,856	49,741
Loews Corp.	726	45,963
Host Hotels & Resorts, Inc. REIT	2,797	44,948
Kimco Realty Corp. REIT	2,436	42,849
UDR, Inc. REIT	1,191	42,483
Camden Property Trust REIT	419	39,629
KeyCorp	3,678	39,575
Healthpeak Properties, Inc. REIT	2,150	39,474
Regency Centers Corp. REIT	645	38,339
Globe Life, Inc.	341	37,077
Boston Properties, Inc. REIT	567	33,725
Assurant, Inc.	208	29,865
Franklin Resources, Inc.	1,118	27,480
Federal Realty Investment Trust REIT	288	26,101
Invesco Ltd.	1,763	25,599
Comerica, Inc.	518	21,523
Zions Bancorp North America	582	20,306
Total Financial		19,511,776

Communications - 10.2%
Amazon.com, Inc.*	35,683	4,536,023
Alphabet, Inc. — Class A*	23,316	3,051,132
Meta Platforms, Inc. — Class A*	8,735	2,622,334
Alphabet, Inc. — Class C*	19,834	2,615,113
Cisco Systems, Inc.	16,015	860,966
Comcast Corp. — Class A	16,174	717,155
Netflix, Inc.*	1,741	657,402
Walt Disney Co.*	7,191	582,831
Verizon Communications, Inc.	16,522	535,478
Booking Holdings, Inc.*	140	431,753
AT&T, Inc.	28,095	421,987
T-Mobile US, Inc.	2,034	284,862
Palo Alto Networks, Inc.*	1,202	281,797
Airbnb, Inc. — Class A*	1,676	229,964
Arista Networks, Inc.*	985	181,171
Motorola Solutions, Inc.	655	178,317
Charter Communications, Inc. — Class A*	399	175,488
CDW Corp.	527	106,327
Warner Bros Discovery, Inc.*	8,716	94,656
eBay, Inc.	2,091	92,192
Corning, Inc.	3,017	91,928
VeriSign, Inc.*	352	71,290
FactSet Research Systems, Inc.	150	65,589
Omnicom Group, Inc.	776	57,797
Expedia Group, Inc.*	541	55,761
Interpublic Group of Companies, Inc.	1,512	43,334
Match Group, Inc.*	1,093	42,818
Gen Digital, Inc.	2,210	39,073
F5, Inc.*	233	37,546
Juniper Networks, Inc.	1,263	35,099
Etsy, Inc.*	483	31,192
Fox Corp. — Class A	997	31,106
News Corp. — Class A	1,497	30,030
Paramount Global — Class B	1,895	24,445
Fox Corp. — Class B	518	14,960
News Corp. — Class B	454	9,475
Total Communications		19,338,391

Consumer, Cyclical - 6.9%
Tesla, Inc.*	10,852	2,715,387
Home Depot, Inc.	3,951	1,193,834
Costco Wholesale Corp.	1,742	984,160
Walmart, Inc.	5,609	897,047
McDonald’s Corp.	2,864	754,492
Lowe’s Companies, Inc.	2,303	478,656
NIKE, Inc. — Class B	4,814	460,315
Starbucks Corp.	4,501	410,806
TJX Companies, Inc.	4,516	401,382
O’Reilly Automotive, Inc.*	237	215,400
Target Corp.	1,814	200,574
Chipotle Mexican Grill, Inc. — Class A*	108	197,838
Marriott International, Inc. — Class A	985	193,612
Ford Motor Co.	15,449	191,877
AutoZone, Inc.*	71	180,339
General Motors Co.	5,407	178,269
PACCAR, Inc.	2,055	174,716
Hilton Worldwide Holdings, Inc.	1,028	154,385
Ross Stores, Inc.	1,338	151,127
Copart, Inc.*	3,415	147,152
Yum! Brands, Inc.	1,101	137,559
DR Horton, Inc.	1,197	128,642
Cummins, Inc.	557	127,252
Fastenal Co.	2,245	122,667

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
NOVA FUND

	Shares	Value
WW Grainger, Inc.	175	$121,072
Lennar Corp. — Class A	991	111,220
Aptiv plc*	1,111	109,533
Delta Air Lines, Inc.	2,529	93,573
Dollar General Corp.	862	91,200
Dollar Tree, Inc.*	822	87,502
Tractor Supply Co.	428	86,905
Royal Caribbean Cruises Ltd.*	926	85,322
Genuine Parts Co.	551	79,553
Ulta Beauty, Inc.*	195	77,893
NVR, Inc.*	13	77,523
Darden Restaurants, Inc.	475	68,030
PulteGroup, Inc.	862	63,831
Southwest Airlines Co.	2,341	63,371
Walgreens Boots Alliance, Inc.	2,816	62,628
Las Vegas Sands Corp.	1,291	59,180
Pool Corp.	153	54,483
United Airlines Holdings, Inc.*	1,288	54,482
Carnival Corp.*	3,959	54,317
Best Buy Company, Inc.	763	53,006
Domino’s Pizza, Inc.	138	52,273
LKQ Corp.	1,051	52,035
Live Nation Entertainment, Inc.*	556	46,170
CarMax, Inc.*	622	43,994
MGM Resorts International	1,103	40,546
Caesars Entertainment, Inc.*	846	39,212
BorgWarner, Inc.	924	37,302
Wynn Resorts Ltd.	381	35,208
Hasbro, Inc.	513	33,930
American Airlines Group, Inc.*	2,567	32,883
Bath & Body Works, Inc.	899	30,386
Whirlpool Corp.	215	28,746
Norwegian Cruise Line Holdings Ltd.*	1,672	27,555
Tapestry, Inc.	911	26,191
VF Corp.	1,299	22,953
Alaska Air Group, Inc.*	499	18,503
Ralph Lauren Corp. — Class A	159	18,458
Total Consumer, Cyclical		12,938,457

Industrial - 5.6%
Caterpillar, Inc.	2,005	547,365
Union Pacific Corp.	2,395	487,694
Honeywell International, Inc.	2,609	481,987
General Electric Co.	4,277	472,822
United Parcel Service, Inc. — Class B	2,842	442,983
Boeing Co.*	2,228	427,063
RTX Corp.	5,720	411,669
Deere & Co.	1,072	404,551
Lockheed Martin Corp.	881	360,294
Eaton Corporation plc	1,568	334,423
Illinois Tool Works, Inc.	1,081	248,965
Northrop Grumman Corp.	559	246,066
CSX Corp.	7,884	242,433
FedEx Corp.	909	240,812
Waste Management, Inc.	1,449	220,886
Emerson Electric Co.	2,245	216,800
3M Co.	2,169	203,062
General Dynamics Corp.	891	196,884
Amphenol Corp. — Class A	2,344	196,873
Parker-Hannifin Corp.	504	196,318
TransDigm Group, Inc.*	217	182,959
Trane Technologies plc	898	182,213
Carrier Global Corp.	3,292	181,718
Norfolk Southern Corp.	892	175,662
TE Connectivity Ltd.	1,234	152,436
Old Dominion Freight Line, Inc.	351	143,608
Johnson Controls International plc	2,674	142,284
AMETEK, Inc.	906	133,870
Otis Worldwide Corp.	1,618	129,942
Agilent Technologies, Inc.	1,161	129,823
L3Harris Technologies, Inc.	743	129,371
Rockwell Automation, Inc.	450	128,642
Republic Services, Inc. — Class A	808	115,148
Vulcan Materials Co.	522	105,454
Fortive Corp.	1,383	102,563
Ingersoll Rand, Inc.	1,589	101,251
Martin Marietta Materials, Inc.	243	99,747
Mettler-Toledo International, Inc.*	86	95,294
Keysight Technologies, Inc.*	701	92,749
Xylem, Inc.	946	86,114
Dover Corp.	550	76,730
Teledyne Technologies, Inc.*	185	75,587
Westinghouse Air Brake Technologies Corp.	704	74,814
Howmet Aerospace, Inc.	1,539	71,179
Jacobs Solutions, Inc.	494	67,431
Expeditors International of Washington, Inc.	581	66,600
Garmin Ltd.	602	63,330
IDEX Corp.	297	61,782
Ball Corp.	1,238	61,628
Textron, Inc.	778	60,793
J.B. Hunt Transport Services, Inc.	321	60,515
Axon Enterprise, Inc.*	275	54,722
Packaging Corporation of America	353	54,203
Snap-on, Inc.	208	53,053
Amcor plc	5,782	52,963
Trimble, Inc.*	976	52,567
Stanley Black & Decker, Inc.	602	50,315
Nordson Corp.	212	47,312
Masco Corp.	884	47,250
Pentair plc	648	41,958
CH Robinson Worldwide, Inc.	458	39,447
Westrock Co.	1,007	36,050
Allegion plc	344	35,845
A O Smith Corp.	489	32,338
Huntington Ingalls Industries, Inc.	156	31,915
Generac Holdings, Inc.*	244	26,586
Sealed Air Corp.	567	18,632
Mohawk Industries, Inc.*	208	17,849
Total Industrial		10,624,192

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
NOVA FUND

	Shares	Value
Energy - 3.6%
Exxon Mobil Corp.	15,732	$1,849,768
Chevron Corp.	6,973	1,175,787
ConocoPhillips	4,706	563,779
Schlumberger N.V.	5,584	325,547
EOG Resources, Inc.	2,288	290,027
Marathon Petroleum Corp.	1,571	237,755
Pioneer Natural Resources Co.	916	210,268
Phillips 66	1,750	210,262
Valero Energy Corp.	1,387	196,552
Occidental Petroleum Corp.	2,608	169,207
Hess Corp.	1,086	166,158
Williams Companies, Inc.	4,780	161,038
ONEOK, Inc.	2,289	145,191
Halliburton Co.	3,531	143,006
Baker Hughes Co.	3,968	140,150
Kinder Morgan, Inc.	7,618	126,307
Devon Energy Corp.	2,518	120,109
Diamondback Energy, Inc.	703	108,881
Coterra Energy, Inc. — Class A	2,976	80,501
Targa Resources Corp.	878	75,262
First Solar, Inc.*	420	67,868
Enphase Energy, Inc.*	535	64,280
Marathon Oil Corp.	2,380	63,665
Equities Corp.	1,421	57,664
APA Corp.	1,208	49,649
SolarEdge Technologies, Inc.*	222	28,751
Total Energy		6,827,432

Utilities - 1.8%
NextEra Energy, Inc.	7,953	455,627
Southern Co.	4,286	277,390
Duke Energy Corp.	3,028	267,251
Sempra	2,473	168,238
American Electric Power Company, Inc.	2,025	152,320
Exelon Corp.	3,911	147,797
Dominion Energy, Inc.	3,288	146,875
Constellation Energy Corp.	1,263	137,768
PG&E Corp.*	8,218	132,556
Xcel Energy, Inc.	2,168	124,053
Consolidated Edison, Inc.	1,356	115,979
Public Service Enterprise Group, Inc.	1,961	111,601
WEC Energy Group, Inc.	1,239	99,801
Edison International	1,506	95,315
American Water Works Company, Inc.	765	94,730
DTE Energy Co.	810	80,417
Eversource Energy	1,372	79,782
Ameren Corp.	1,033	77,299
Entergy Corp.	831	76,868
FirstEnergy Corp.	2,028	69,317
PPL Corp.	2,896	68,230
CenterPoint Energy, Inc.	2,481	66,615
Atmos Energy Corp.	583	61,757
CMS Energy Corp.	1,146	60,864
Alliant Energy Corp.	993	48,111
Evergy, Inc.	903	45,782
NiSource, Inc.	1,624	40,081
AES Corp.	2,632	40,006
NRG Energy, Inc.	900	34,668
Pinnacle West Capital Corp.	444	32,714
Total Utilities		3,409,812

Basic Materials - 1.5%
Linde plc	1,918	714,167
Air Products and Chemicals, Inc.	872	247,125
Sherwin-Williams Co.	930	237,197
Freeport-McMoRan, Inc.	5,634	210,092
Ecolab, Inc.	997	168,892
Nucor Corp.	977	152,754
Dow, Inc.	2,762	142,409
DuPont de Nemours, Inc.	1,804	134,560
PPG Industries, Inc.	926	120,195
Newmont Corp.	3,123	115,395
LyondellBasell Industries N.V. — Class A	1,007	95,363
Albemarle Corp.	460	78,218
International Flavors & Fragrances, Inc.	1,002	68,306
Steel Dynamics, Inc.	612	65,618
CF Industries Holdings, Inc.	758	64,991
Celanese Corp. — Class A	393	49,329
International Paper Co.	1,360	48,239
Mosaic Co.	1,306	46,494
Eastman Chemical Co.	466	35,752
FMC Corp.	490	32,815
Total Basic Materials		2,827,911

Total Common Stocks
(Cost $132,314,921)		141,217,871

MUTUAL FUNDS† - 9.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	733,906	7,155,586
Guggenheim Strategy Fund II1	225,195	5,465,479
Guggenheim Strategy Fund III[1]	184,563	4,483,027
Total Mutual Funds
(Cost $17,418,465)		17,104,092

	Face Amount
U.S. TREASURY BILLS†† - 5.1%
U.S. Treasury Bills
5.27% due 11/07/23[2,3]	$3,650,000	3,630,741
5.28% due 11/07/23[3]	3,200,000	3,183,116
4.65% due 10/05/23[3,4]	2,790,000	2,788,775
Total U.S. Treasury Bills
(Cost $9,601,242)		9,602,632

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
NOVA FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,5 - 10.7%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[2]	$11,433,239	$11,433,239
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[2]	4,441,261	4,441,261
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[2]	4,397,399	4,397,399
Total Repurchase Agreements
(Cost $20,271,899)		20,271,899

Total Investments - 99.7%
(Cost $179,606,527)		$188,196,494
Other Assets & Liabilities, net - 0.3%		498,058
Total Net Assets - 100.0%		$188,694,552

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	306	Dec 2023	$66,191,625	$(1,464,351)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	12/21/23	493	$2,113,844	$(56,269)
Goldman Sachs International	S&P 500 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	12/21/23	4,974	21,330,681	(308,231)
Barclays Bank plc	S&P 500 Index	Pay	5.76% (SOFR + 0.45%)	At Maturity	12/20/23	12,141	52,063,070	(369,682)
							$75,507,595	$(734,182)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$141,217,871	$—	$—	$141,217,871
Mutual Funds	17,104,092	—	—	17,104,092
U.S. Treasury Bills	—	9,602,632	—	9,602,632
Repurchase Agreements	—	20,271,899	—	20,271,899
Total Assets	$158,321,963	$29,874,531	$—	$188,196,494

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$1,464,351	$—	$—	$1,464,351
Equity Index Swap Agreements**	—	734,182	—	734,182
Total Liabilities	$1,464,351	$734,182	$—	$2,198,533

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,950,321	$—	$(500,000)	$(10,498)	$25,656	$5,465,479	225,195	$163,308
Guggenheim Strategy Fund III	4,475,644	—	—	—	7,383	4,483,027	184,563	123,554
Guggenheim Ultra Short Duration Fund — Institutional Class	7,623,159	—	(500,000)	(9,212)	41,639	7,155,586	733,906	200,693
	$18,049,124	$—	$(1,000,000)	$(19,710)	$74,678	$17,104,092		$487,555

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $141,916,163)	$150,820,503
Investments in affiliated issuers, at value (cost $17,418,465)	17,104,092
Repurchase agreements, at value (cost $20,271,899)	20,271,899
Cash	668
Segregated cash with broker	653,565
Receivables:
Fund shares sold	4,573,382
Dividends	176,927
Interest	5,967
Total assets	193,607,003

Liabilities:
Unrealized depreciation on OTC swap agreements	734,182
Payable for:
Securities purchased	2,989,848
Swap settlement	671,263
Variation margin on futures contracts	172,125
Management fees	108,262
Fund shares redeemed	81,811
Transfer agent fees	40,933
Portfolio accounting and administration fees	14,987
Distribution and service fees	4,741
Trustees’ fees*	2,243
Miscellaneous	92,056
Total liabilities	4,912,451
Net assets	$188,694,552

Net assets consist of:
Paid in capital	$329,322,072
Total distributable earnings (loss)	(140,627,520)
Net assets	$188,694,552

Investor Class:
Net assets	$171,543,446
Capital shares outstanding	1,784,315
Net asset value per share	$96.14

A-Class:
Net assets	$9,615,615
Capital shares outstanding	112,327
Net asset value per share	$85.60
Maximum offering price per share (Net asset value divided by 95.25%)	$89.87

C-Class:
Net assets	$772,948
Capital shares outstanding	11,227
Net asset value per share	$68.85

H-Class:
Net assets	$6,762,543
Capital shares outstanding	78,890
Net asset value per share	$85.72

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $380)	$1,023,130
Dividends from securities of affiliated issuers	487,555
Interest	493,093
Income from securities lending, net	495
Total investment income	2,004,273

Expenses:
Management fees	618,514
Distribution and service fees:
A-Class	19,571
C-Class	4,423
H-Class	8,944
Transfer agent fees	168,861
Portfolio accounting and administration fees	125,629
Interest expense	94,096
Registration fees	81,458
Professional fees	43,944
Trustees’ fees*	14,601
Custodian fees	11,241
Line of credit fees	733
Miscellaneous	10,506
Total expenses	1,202,521
Less:
Expenses reimbursed by Adviser:	(14,298)
Expenses waived by Adviser	(9,543)
Total waived/reimbursed expenses	(23,841)
Net expenses	1,178,680
Net investment income	825,593

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(383,624)
Investments in affiliated issuers	(19,710)
Swap agreements	7,874,942
Futures contracts	(976,168)
Net realized gain	6,495,440
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	401,227
Investments in affiliated issuers	74,678
Swap agreements	(4,856,904)
Futures contracts	(2,634,765)
Net change in unrealized appreciation (depreciation)	(7,015,764)
Net realized and unrealized loss	(520,324)
Net increase in net assets resulting from operations	$305,269

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$825,593	$1,311,978
Net realized gain (loss) on investments	6,495,440	(112,260,599)
Net change in unrealized appreciation (depreciation) on investments	(7,015,764)	16,095,307
Net increase (decrease) in net assets resulting from operations	305,269	(94,853,314)

Distributions to shareholders:
Investor Class	—	(11,389,603)
A-Class	—	(1,766,899)
C-Class	—	(204,783)
H-Class	—	(1,087,250)
Total distributions to shareholders	—	(14,448,535)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,124,760,330	1,888,247,405
A-Class	27,441,447	87,207,798
C-Class	259,064	356,281
H-Class	43,279,666	196,137,541
Distributions reinvested
Investor Class	—	10,905,585
A-Class	—	1,649,156
C-Class	—	115,249
H-Class	—	1,087,250
Cost of shares redeemed
Investor Class	(1,177,795,344)	(1,963,356,492)
A-Class	(37,300,604)	(84,237,819)
C-Class	(559,872)	(826,901)
H-Class	(48,594,943)	(215,287,997)
Net decrease from capital share transactions	(68,510,256)	(78,002,944)
Net decrease in net assets	(68,204,987)	(187,304,793)

Net assets:
Beginning of period	256,899,539	444,204,332
End of period	$188,694,552	$256,899,539

Capital share activity:
Shares sold
Investor Class	11,549,076	18,516,555
A-Class	316,870	950,512
C-Class	3,663	4,851
H-Class	498,497	2,097,674
Shares issued from reinvestment of distributions
Investor Class	—	132,510
A-Class	—	22,465
C-Class	—	1,941
H-Class	—	14,788
Shares redeemed
Investor Class	(12,232,516)	(19,036,194)
A-Class	(432,938)	(920,554)
C-Class	(7,979)	(9,871)
H-Class	(566,800)	(2,299,636)
Net decrease in shares	(872,127)	(524,959)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$91.30	$133.16	$120.51	$63.62	$76.83	$69.63
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.77	(.16)	.05	.61	.48
Net gain (loss) on investments (realized and unrealized)	4.33	(24.31)	25.92	57.43	(13.82)	6.72
Total from investment operations	4.84	(23.54)	25.76	57.48	(13.21)	7.20
Less distributions from:
Net investment income	—	—	—	(.59)	—	—
Net realized gains	—	(18.32)	(13.11)	—	—	—
Total distributions	—	(18.32)	(13.11)	(.59)	—	—
Net asset value, end of period	$96.14	$91.30	$133.16	$120.51	$63.62	$76.83

Total Return	5.30%	(16.18%)	20.83%	90.46%	(17.19%)	10.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$171,543	$225,298	$380,170	$326,237	$37,874	$242,831
Ratios to average net assets:
Net investment income (loss)	1.04%	0.74%	(0.12%)	0.05%	0.71%	0.65%
Total expenses[c]	1.42%	1.30%	1.25%	1.33%	1.37%	1.35%
Net expenses[d]	1.39%	1.29%	1.23%	1.32%	1.36%	1.35%
Portfolio turnover rate	550%	973%	1,027%	785%	690%	1,078%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$81.37	$121.63	$111.23	$58.89	$71.28	$64.72
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.62	(.45)	(.18)	.40	.28
Net gain (loss) on investments (realized and unrealized)	3.88	(22.56)	23.96	53.11	(12.79)	6.28
Total from investment operations	4.23	(21.94)	23.51	52.93	(12.39)	6.56
Less distributions from:
Net investment income	—	—	—	(.59)	—	—
Net realized gains	—	(18.32)	(13.11)	—	—	—
Total distributions	—	(18.32)	(13.11)	(.59)	—	—
Net asset value, end of period	$85.60	$81.37	$121.63	$111.23	$58.89	$71.28

Total Return[e]	5.20%	(16.42%)	20.54%	90.00%	(17.38%)	10.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,616	$18,585	$21,403	$18,596	$7,435	$26,022
Ratios to average net assets:
Net investment income (loss)	0.80%	0.67%	(0.35%)	(0.20%)	0.52%	0.41%
Total expenses[c]	1.69%	1.55%	1.50%	1.59%	1.62%	1.60%
Net expenses[d]	1.66%	1.53%	1.48%	1.58%	1.61%	1.60%
Portfolio turnover rate	550%	973%	1,027%	785%	690%	1,078%

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$65.69	$103.59	$96.96	$51.77	$63.15	$57.77
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.06)	(1.19)	(.74)	(.22)	(.20)
Net gain (loss) on investments (realized and unrealized)	3.13	(19.52)	20.93	46.52	(11.16)	5.58
Total from investment operations	3.16	(19.58)	19.74	45.78	(11.38)	5.38
Less distributions from:
Net investment income	—	—	—	(.59)	—	—
Net realized gains	—	(18.32)	(13.11)	—	—	—
Total distributions	—	(18.32)	(13.11)	(.59)	—	—
Net asset value, end of period	$68.85	$65.69	$103.59	$96.96	$51.77	$63.15

Total Return[e]	4.81%	(17.04%)	19.64%	88.56%	(18.02%)	9.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$773	$1,021	$1,929	$3,576	$3,333	$4,165
Ratios to average net assets:
Net investment income (loss)	0.08%	(0.08%)	(1.09%)	(0.97%)	(0.32%)	(0.33%)
Total expenses[c]	2.45%	2.30%	2.25%	2.35%	2.38%	2.35%
Net expenses[d]	2.42%	2.27%	2.23%	2.33%	2.37%	2.35%
Portfolio turnover rate	550%	973%	1,027%	785%	690%	1,078%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$81.50	$121.73	$111.34	$58.94	$71.35	$64.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.37	(.48)	(.18)	.36	.30
Net gain (loss) on investments (realized and unrealized)	3.87	(22.28)	23.98	53.17	(12.77)	6.25
Total from investment operations	4.22	(21.91)	23.50	52.99	(12.41)	6.55
Less distributions from:
Net investment income	—	—	—	(.59)	—	—
Net realized gains	—	(18.32)	(13.11)	—	—	—
Total distributions	—	(18.32)	(13.11)	(.59)	—	—
Net asset value, end of period	$85.72	$81.50	$121.73	$111.34	$58.94	$71.35

Total Return	5.18%	(16.38%)	20.51%	90.03%	(17.39%)	10.11%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,763	$11,996	$40,702	$53,660	$4,057	$49,090
Ratios to average net assets:
Net investment income (loss)	0.80%	0.39%	(0.37%)	(0.20%)	0.46%	0.44%
Total expenses[c]	1.67%	1.55%	1.50%	1.59%	1.62%	1.61%
Net expenses[d]	1.64%	1.54%	1.48%	1.58%	1.61%	1.61%
Portfolio turnover rate	550%	973%	1,027%	785%	690%	1,078%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total return does not reflect the impact of any applicable sales charges.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings	% of Total Net Assets
Apple, Inc.	6.6%
Microsoft Corp.	6.1%
Amazon.com, Inc.	3.0%
NVIDIA Corp.	2.8%
Alphabet, Inc. — Class A	2.0%
Tesla, Inc.	1.8%
Meta Platforms, Inc. — Class A	1.7%
Alphabet, Inc. — Class C	1.7%
Berkshire Hathaway, Inc. — Class B	1.7%
Exxon Mobil Corp.	1.2%
Top Ten Total	28.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	4.31%	19.56%	8.03%	10.02%
A-Class Shares with sales charge‡	(0.64%)	13.88%	6.98%	9.49%
C-Class Shares	3.93%	18.68%	7.22%	9.21%
C-Class Shares with CDSC§	2.93%	17.68%	7.22%	9.21%
H-Class Shares	4.33%	19.56%	8.03%	10.03%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
S&P 500® FUND

	Shares	Value
COMMON STOCKS† - 93.7%

Technology - 24.9%
Apple, Inc.	54,968	$9,411,071
Microsoft Corp.	27,790	8,774,693
NVIDIA Corp.	9,239	4,018,873
Broadcom, Inc.	1,544	1,282,416
Adobe, Inc.*	1,705	869,379
Salesforce, Inc.*	3,643	738,728
Accenture plc — Class A	2,359	724,472
Oracle Corp.	5,888	623,657
Advanced Micro Devices, Inc.*	6,043	621,341
Intel Corp.	15,664	556,855
Texas Instruments, Inc.	3,396	539,998
Intuit, Inc.	1,048	535,465
International Business Machines Corp.	3,407	478,002
QUALCOMM, Inc.	4,174	463,564
Applied Materials, Inc.	3,141	434,871
ServiceNow, Inc.*	763	426,486
Analog Devices, Inc.	1,875	328,294
Lam Research Corp.	499	312,758
Micron Technology, Inc.	4,097	278,719
Synopsys, Inc.*	569	261,154
Fiserv, Inc.*	2,280	257,549
Activision Blizzard, Inc.	2,675	250,460
Cadence Design Systems, Inc.*	1,016	238,049
KLA Corp.	511	234,375
Roper Technologies, Inc.	399	193,228
NXP Semiconductor N.V.	964	192,723
Autodesk, Inc.*	799	165,321
Microchip Technology, Inc.	2,036	158,910
MSCI, Inc. — Class A	296	151,872
ON Semiconductor Corp.*	1,614	150,021
Fortinet, Inc.*	2,438	143,062
Paychex, Inc.	1,200	138,396
Cognizant Technology Solutions Corp. — Class A	1,889	127,961
Fidelity National Information Services, Inc.	2,216	122,478
Electronic Arts, Inc.	922	111,009
ANSYS, Inc.*	325	96,704
Hewlett Packard Enterprise Co.	4,831	83,914
HP, Inc.	3,245	83,397
Take-Two Interactive Software, Inc.*	591	82,970
Monolithic Power Systems, Inc.	179	82,698
Fair Isaac Corp.*	93	80,773
Broadridge Financial Solutions, Inc.	441	78,961
PTC, Inc.*	444	62,906
Tyler Technologies, Inc.*	157	60,624
Akamai Technologies, Inc.*	569	60,621
NetApp, Inc.	789	59,869
Skyworks Solutions, Inc.	596	58,760
Teradyne, Inc.	576	57,865
EPAM Systems, Inc.*	217	55,485
Western Digital Corp.*	1,197	54,619
Paycom Software, Inc.	184	47,706
Seagate Technology Holdings plc	721	47,550
Leidos Holdings, Inc.	514	47,370
Zebra Technologies Corp. — Class A*	192	45,414
Jack Henry & Associates, Inc.	273	41,261
Ceridian HCM Holding, Inc.*	582	39,489
Qorvo, Inc.*	366	34,942
DXC Technology Co.*	767	15,977
Total Technology		35,696,085

Consumer, Non-cyclical - 18.7%
UnitedHealth Group, Inc.	3,465	1,747,018
Eli Lilly & Co.	2,983	1,602,259
Johnson & Johnson	9,006	1,402,685
Procter & Gamble Co.	8,817	1,286,047
AbbVie, Inc.	6,602	984,094
Merck & Company, Inc.	9,491	977,098
PepsiCo, Inc.	5,149	872,447
Coca-Cola Co.	14,557	814,901
Thermo Fisher Scientific, Inc.	1,444	730,909
Pfizer, Inc.	21,118	700,484
Abbott Laboratories	6,491	628,653
Danaher Corp.	2,458	609,830
Amgen, Inc.	2,001	537,789
Philip Morris International, Inc.	5,806	537,519
Bristol-Myers Squibb Co.	7,814	453,525
S&P Global, Inc.	1,217	444,704
Medtronic plc	4,979	390,154
Intuitive Surgical, Inc.*	1,314	384,069
Elevance Health, Inc.	881	383,605
Automatic Data Processing, Inc.	1,541	370,734
Mondelez International, Inc. — Class A	5,088	353,107
Gilead Sciences, Inc.	4,660	349,220
Stryker Corp.	1,264	345,413
Vertex Pharmaceuticals, Inc.*	965	335,569
CVS Health Corp.	4,804	335,415
Regeneron Pharmaceuticals, Inc.*	399	328,361
Cigna Group	1,107	316,680
Zoetis, Inc.	1,722	299,594
Boston Scientific Corp.*	5,477	289,186
Becton Dickinson & Co.	1,085	280,505
Altria Group, Inc.	6,638	279,128
PayPal Holdings, Inc.*	4,107	240,095
Humana, Inc.	463	225,259
Colgate-Palmolive Co.	3,092	219,872
McKesson Corp.	505	219,599
Moody’s Corp.	590	186,540
HCA Healthcare, Inc.	753	185,223
Edwards Lifesciences Corp.*	2,274	157,543
Cintas Corp.	323	155,366
Kimberly-Clark Corp.	1,265	152,875
Constellation Brands, Inc. — Class A	603	151,552
Archer-Daniels-Midland Co.	2,005	151,217
Monster Beverage Corp.*	2,782	147,307
General Mills, Inc.	2,189	140,074
Centene Corp.*	2,025	139,482
Biogen, Inc.*	542	139,299
Corteva, Inc.	2,655	135,830
IDEXX Laboratories, Inc.*	310	135,554
Dexcom, Inc.*	1,451	135,378

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
S&P 500® FUND

	Shares	Value
IQVIA Holdings, Inc.*	685	$134,774
Kenvue, Inc.	6,446	129,436
Verisk Analytics, Inc. — Class A	542	128,042
Moderna, Inc.*	1,238	127,873
Estee Lauder Companies, Inc. — Class A	867	125,325
Sysco Corp.	1,889	124,768
Keurig Dr Pepper, Inc.	3,763	118,798
CoStar Group, Inc.*	1,527	117,411
United Rentals, Inc.	255	113,366
Cencora, Inc. — Class A	624	112,301
Global Payments, Inc.	972	112,159
Hershey Co.	559	111,845
Kroger Co.	2,470	110,532
West Pharmaceutical Services, Inc.	276	103,558
Quanta Services, Inc.	542	101,392
Gartner, Inc.*	294	101,021
Kraft Heinz Co.	2,986	100,449
GE HealthCare Technologies, Inc.	1,463	99,543
Zimmer Biomet Holdings, Inc.	782	87,756
Church & Dwight Company, Inc.	920	84,299
Equifax, Inc.	459	84,080
Cardinal Health, Inc.	951	82,566
Illumina, Inc.*	592	81,270
Align Technology, Inc.*	266	81,215
ResMed, Inc.	549	81,181
STERIS plc	369	80,966
Molina Healthcare, Inc.*	218	71,480
Baxter International, Inc.	1,894	71,480
McCormick & Company, Inc.	939	71,026
FleetCor Technologies, Inc.*	277	70,729
Laboratory Corporation of America Holdings	331	66,548
Hologic, Inc.*	916	63,570
Bunge Ltd.	563	60,945
Clorox Co.	463	60,681
Waters Corp.*	221	60,600
Cooper Companies, Inc.	185	58,832
Kellanova	986	58,677
Avery Dennison Corp.	301	54,984
Tyson Foods, Inc. — Class A	1,068	53,923
Revvity, Inc.	464	51,365
Quest Diagnostics, Inc.	420	51,181
Lamb Weston Holdings, Inc.	545	50,391
Conagra Brands, Inc.	1,787	49,000
J M Smucker Co.	382	46,952
Viatris, Inc.	4,487	44,242
Molson Coors Beverage Co. — Class B	694	44,131
Insulet Corp.*	261	41,627
Hormel Foods Corp.	1,083	41,186
Incyte Corp.*	696	40,208
Bio-Techne Corp.	589	40,093
Brown-Forman Corp. — Class B	684	39,460
Rollins, Inc.	1,050	39,197
Charles River Laboratories International, Inc.*	192	37,628
Henry Schein, Inc.*	488	36,234
Teleflex, Inc.	176	34,568
Catalent, Inc.*	674	30,687
Campbell Soup Co.	736	30,235
MarketAxess Holdings, Inc.	141	30,123
Robert Half, Inc.	401	29,385
Universal Health Services, Inc. — Class B	232	29,169
Bio-Rad Laboratories, Inc. — Class A*	78	27,959
Dentsply Sirona, Inc.	792	27,055
DaVita, Inc.*	201	19,001
Organon & Co.	956	16,596
Total Consumer, Non-cyclical		26,875,841

Financial - 12.9%
Berkshire Hathaway, Inc. — Class B*	6,821	2,389,396
JPMorgan Chase & Co.	10,870	1,576,367
Visa, Inc. — Class A	6,009	1,382,130
Mastercard, Inc. — Class A	3,112	1,232,072
Bank of America Corp.	25,858	707,992
Wells Fargo & Co.	13,685	559,169
Goldman Sachs Group, Inc.	1,233	398,962
Morgan Stanley	4,772	389,729
Prologis, Inc. REIT	3,456	387,798
Marsh & McLennan Companies, Inc.	1,848	351,674
BlackRock, Inc. — Class A	524	338,761
American Express Co.	2,176	324,637
Chubb Ltd.	1,536	319,764
Charles Schwab Corp.	5,561	305,299
Progressive Corp.	2,189	304,928
Citigroup, Inc.	7,203	296,259
American Tower Corp. — Class A REIT	1,744	286,801
Blackstone, Inc. — Class A	2,655	284,457
CME Group, Inc. — Class A	1,346	269,496
Equinix, Inc. REIT	350	254,191
Aon plc — Class A	758	245,759
Intercontinental Exchange, Inc.	2,141	235,553
U.S. Bancorp	5,824	192,542
Arthur J Gallagher & Co.	806	183,712
PNC Financial Services Group, Inc.	1,490	182,927
American International Group, Inc.	2,663	161,378
Welltower, Inc. REIT	1,940	158,925
Public Storage REIT	592	156,004
Aflac, Inc.	2,022	155,189
Crown Castle, Inc. REIT	1,622	149,273
MetLife, Inc.	2,363	148,656
Truist Financial Corp.	4,982	142,535
Travelers Companies, Inc.	856	139,793
Capital One Financial Corp.	1,427	138,490
Digital Realty Trust, Inc. REIT	1,131	136,874
Realty Income Corp. REIT	2,651	132,391
Simon Property Group, Inc. REIT	1,224	132,229
Prudential Financial, Inc.	1,358	128,861
Ameriprise Financial, Inc.	384	126,597
Bank of New York Mellon Corp.	2,912	124,197
Arch Capital Group Ltd.*	1,395	111,195
VICI Properties, Inc. REIT	3,790	110,289
Allstate Corp.	978	108,959
Extra Space Storage, Inc. REIT	790	96,048

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
S&P 500® FUND

	Shares	Value
AvalonBay Communities, Inc. REIT	531	$91,194
T. Rowe Price Group, Inc.	839	87,986
CBRE Group, Inc. — Class A*	1,159	85,604
Weyerhaeuser Co. REIT	2,733	83,794
Willis Towers Watson plc	392	81,912
Hartford Financial Services Group, Inc.	1,144	81,121
SBA Communications Corp. REIT	405	81,069
Discover Financial Services	935	80,999
State Street Corp.	1,192	79,816
M&T Bank Corp.	620	78,399
Equity Residential REIT	1,290	75,736
Raymond James Financial, Inc.	703	70,602
Invitation Homes, Inc. REIT	2,152	68,197
Iron Mountain, Inc. REIT	1,092	64,919
Fifth Third Bancorp	2,547	64,516
Ventas, Inc. REIT	1,505	63,406
Nasdaq, Inc.	1,268	61,612
Cboe Global Markets, Inc.	394	61,547
Brown & Brown, Inc.	880	61,459
Regions Financial Corp.	3,510	60,372
Everest Group Ltd.	162	60,211
Cincinnati Financial Corp.	587	60,044
Principal Financial Group, Inc.	831	59,890
Alexandria Real Estate Equities, Inc. REIT	582	58,258
Huntington Bancshares, Inc.	5,416	56,326
Mid-America Apartment Communities, Inc. REIT	436	56,091
Northern Trust Corp.	774	53,778
Essex Property Trust, Inc. REIT	240	50,901
W R Berkley Corp.	761	48,316
Synchrony Financial	1,564	47,812
Citizens Financial Group, Inc.	1,767	47,356
Loews Corp.	692	43,811
Host Hotels & Resorts, Inc. REIT	2,662	42,778
Kimco Realty Corp. REIT	2,319	40,791
UDR, Inc. REIT	1,134	40,450
Camden Property Trust REIT	399	37,737
KeyCorp	3,500	37,660
Healthpeak Properties, Inc. REIT	2,046	37,564
Regency Centers Corp. REIT	615	36,555
Globe Life, Inc.	325	35,337
Boston Properties, Inc. REIT	540	32,119
Assurant, Inc.	198	28,429
Franklin Resources, Inc.	1,064	26,153
Federal Realty Investment Trust REIT	274	24,833
Invesco Ltd.	1,678	24,365
Comerica, Inc.	493	20,484
Zions Bancorp North America	554	19,329
Total Financial		18,569,896

Communications - 12.8%
Amazon.com, Inc.*	33,960	4,316,995
Alphabet, Inc. — Class A*	22,191	2,903,914
Meta Platforms, Inc. — Class A*	8,313	2,495,646
Alphabet, Inc. — Class C*	18,877	2,488,933
Cisco Systems, Inc.	15,242	819,410
Comcast Corp. — Class A	15,394	682,570
Netflix, Inc.*	1,658	626,061
Walt Disney Co.*	6,844	554,706
Verizon Communications, Inc.	15,724	509,615
Booking Holdings, Inc.*	133	410,165
AT&T, Inc.	26,739	401,620
T-Mobile US, Inc.	1,936	271,137
Palo Alto Networks, Inc.*	1,144	268,199
Airbnb, Inc. — Class A*	1,594	218,713
Arista Networks, Inc.*	938	172,526
Motorola Solutions, Inc.	625	170,150
Charter Communications, Inc. — Class A*	381	167,571
CDW Corp.	501	101,082
Warner Bros Discovery, Inc.*	8,296	90,095
eBay, Inc.	1,990	87,739
Corning, Inc.	2,871	87,479
VeriSign, Inc.*	336	68,050
FactSet Research Systems, Inc.	143	62,528
Omnicom Group, Inc.	739	55,041
Expedia Group, Inc.*	516	53,184
Interpublic Group of Companies, Inc.	1,440	41,270
Match Group, Inc.*	1,040	40,742
Gen Digital, Inc.	2,105	37,216
F5, Inc.*	222	35,773
Juniper Networks, Inc.	1,202	33,404
Etsy, Inc.*	460	29,707
Fox Corp. — Class A	949	29,609
News Corp. — Class A	1,425	28,585
Paramount Global — Class B	1,804	23,272
Fox Corp. — Class B	493	14,238
News Corp. — Class B	432	9,016
Total Communications		18,405,961

Consumer, Cyclical - 8.6%
Tesla, Inc.*	10,328	2,584,272
Home Depot, Inc.	3,760	1,136,122
Costco Wholesale Corp.	1,657	936,139
Walmart, Inc.	5,338	853,706
McDonald’s Corp.	2,726	718,137
Lowe’s Companies, Inc.	2,192	455,585
NIKE, Inc. — Class B	4,582	438,131
Starbucks Corp.	4,284	391,001
TJX Companies, Inc.	4,298	382,006
O’Reilly Automotive, Inc.*	226	205,402
Target Corp.	1,726	190,844
Chipotle Mexican Grill, Inc. — Class A*	103	188,679
Marriott International, Inc. — Class A	937	184,177
Ford Motor Co.	14,705	182,636
AutoZone, Inc.*	68	172,719
General Motors Co.	5,146	169,664
PACCAR, Inc.	1,955	166,214
Hilton Worldwide Holdings, Inc.	978	146,876
Ross Stores, Inc.	1,274	143,898
Copart, Inc.*	3,250	140,042
Yum! Brands, Inc.	1,048	130,937
DR Horton, Inc.	1,139	122,408
Cummins, Inc.	530	121,084
Fastenal Co.	2,137	116,766

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
S&P 500® FUND

	Shares	Value
WW Grainger, Inc.	166	$114,845
Lennar Corp. — Class A	945	106,057
Aptiv plc*	1,058	104,308
Delta Air Lines, Inc.	2,407	89,059
Dollar General Corp.	820	86,756
Dollar Tree, Inc.*	783	83,350
Tractor Supply Co.	407	82,641
Royal Caribbean Cruises Ltd.*	882	81,267
Genuine Parts Co.	525	75,800
Ulta Beauty, Inc.*	186	74,298
NVR, Inc.*	12	71,560
Darden Restaurants, Inc.	452	64,736
PulteGroup, Inc.	821	60,795
Southwest Airlines Co.	2,228	60,312
Walgreens Boots Alliance, Inc.	2,680	59,603
Las Vegas Sands Corp.	1,229	56,337
Pool Corp.	146	51,991
United Airlines Holdings, Inc.*	1,227	51,902
Carnival Corp.*	3,767	51,683
Best Buy Company, Inc.	726	50,435
Domino’s Pizza, Inc.	131	49,622
LKQ Corp.	1,001	49,560
Live Nation Entertainment, Inc.*	530	44,011
CarMax, Inc.*	592	41,872
MGM Resorts International	1,050	38,598
Caesars Entertainment, Inc.*	805	37,312
BorgWarner, Inc.	879	35,485
Wynn Resorts Ltd.	362	33,453
Hasbro, Inc.	488	32,276
American Airlines Group, Inc.*	2,444	31,308
Bath & Body Works, Inc.	856	28,933
Whirlpool Corp.	205	27,409
Norwegian Cruise Line Holdings Ltd.*	1,591	26,220
Tapestry, Inc.	867	24,926
VF Corp.	1,236	21,840
Alaska Air Group, Inc.*	476	17,650
Ralph Lauren Corp. — Class A	151	17,530
Total Consumer, Cyclical		12,313,185

Industrial - 7.1%
Caterpillar, Inc.	1,908	520,884
Union Pacific Corp.	2,280	464,276
Honeywell International, Inc.	2,483	458,709
General Electric Co.	4,071	450,049
United Parcel Service, Inc. — Class B	2,705	421,628
Boeing Co.*	2,121	406,553
RTX Corp.	5,444	391,805
Deere & Co.	1,020	384,928
Lockheed Martin Corp.	838	342,708
Eaton Corporation plc	1,492	318,214
Illinois Tool Works, Inc.	1,029	236,989
Northrop Grumman Corp.	532	234,181
CSX Corp.	7,504	230,748
FedEx Corp.	865	229,156
Waste Management, Inc.	1,379	210,215
Emerson Electric Co.	2,138	206,466
3M Co.	2,065	193,325
General Dynamics Corp.	848	187,383
Amphenol Corp. — Class A	2,231	187,382
Parker-Hannifin Corp.	480	186,970
TransDigm Group, Inc.*	206	173,685
Trane Technologies plc	854	173,285
Carrier Global Corp.	3,133	172,942
Norfolk Southern Corp.	849	167,194
TE Connectivity Ltd.	1,174	145,024
Old Dominion Freight Line, Inc.	335	137,062
Johnson Controls International plc	2,545	135,419
AMETEK, Inc.	863	127,517
Otis Worldwide Corp.	1,540	123,677
Agilent Technologies, Inc.	1,104	123,449
L3Harris Technologies, Inc.	707	123,103
Rockwell Automation, Inc.	430	122,924
Republic Services, Inc. — Class A	769	109,590
Vulcan Materials Co.	497	100,404
Fortive Corp.	1,317	97,669
Ingersoll Rand, Inc.	1,513	96,408
Martin Marietta Materials, Inc.	231	94,821
Mettler-Toledo International, Inc.*	82	90,862
Keysight Technologies, Inc.*	667	88,251
Xylem, Inc.	901	82,018
Dover Corp.	523	72,964
Teledyne Technologies, Inc.*	176	71,910
Westinghouse Air Brake Technologies Corp.	670	71,201
Howmet Aerospace, Inc.	1,465	67,756
Jacobs Solutions, Inc.	471	64,292
Expeditors International of Washington, Inc.	553	63,390
Garmin Ltd.	573	60,280
IDEX Corp.	283	58,870
Ball Corp.	1,178	58,641
Textron, Inc.	741	57,902
J.B. Hunt Transport Services, Inc.	305	57,499
Axon Enterprise, Inc.*	263	52,334
Packaging Corporation of America	336	51,593
Snap-on, Inc.	198	50,502
Amcor plc	5,504	50,417
Trimble, Inc.*	929	50,036
Stanley Black & Decker, Inc.	573	47,891
Nordson Corp.	202	45,080
Masco Corp.	841	44,951
Pentair plc	618	40,015
CH Robinson Worldwide, Inc.	435	37,467
Westrock Co.	959	34,332
Allegion plc	328	34,177
A O Smith Corp.	466	30,817
Huntington Ingalls Industries, Inc.	149	30,482
Generac Holdings, Inc.*	232	25,279
Sealed Air Corp.	540	17,744
Mohawk Industries, Inc.*	197	16,905
Total Industrial		10,112,600

Energy - 4.5%
Exxon Mobil Corp.	14,973	1,760,525
Chevron Corp.	6,636	1,118,962

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
S&P 500® FUND

	Shares	Value
ConocoPhillips	4,479	$536,584
Schlumberger N.V.	5,316	309,923
EOG Resources, Inc.	2,178	276,083
Marathon Petroleum Corp.	1,495	226,253
Phillips 66	1,666	200,170
Pioneer Natural Resources Co.	872	200,168
Valero Energy Corp.	1,321	187,199
Occidental Petroleum Corp.	2,482	161,032
Hess Corp.	1,034	158,202
Williams Companies, Inc.	4,550	153,289
ONEOK, Inc.	2,178	138,150
Halliburton Co.	3,361	136,121
Baker Hughes Co.	3,776	133,368
Kinder Morgan, Inc.	7,251	120,222
Devon Energy Corp.	2,396	114,289
Diamondback Energy, Inc.	669	103,615
Coterra Energy, Inc. — Class A	2,833	76,633
Targa Resources Corp.	837	71,748
First Solar, Inc.*	400	64,636
Enphase Energy, Inc.*	510	61,277
Marathon Oil Corp.	2,265	60,589
Equities Corp.	1,353	54,905
APA Corp.	1,149	47,224
SolarEdge Technologies, Inc.*	212	27,456
Total Energy		6,498,623

Utilities - 2.3%
NextEra Energy, Inc.	7,569	433,628
Southern Co.	4,079	263,993
Duke Energy Corp.	2,883	254,454
Sempra	2,354	160,143
American Electric Power Company, Inc.	1,927	144,949
Exelon Corp.	3,722	140,654
Dominion Energy, Inc.	3,130	139,817
Constellation Energy Corp.	1,203	131,223
PG&E Corp.*	7,822	126,169
Xcel Energy, Inc.	2,062	117,988
Consolidated Edison, Inc.	1,290	110,334
Public Service Enterprise Group, Inc.	1,867	106,251
WEC Energy Group, Inc.	1,180	95,049
Edison International	1,433	90,694
American Water Works Company, Inc.	728	90,148
DTE Energy Co.	771	76,545
Eversource Energy	1,306	75,944
Ameren Corp.	983	73,558
Entergy Corp.	791	73,167
FirstEnergy Corp.	1,930	65,967
PPL Corp.	2,757	64,955
CenterPoint Energy, Inc.	2,361	63,393
Atmos Energy Corp.	555	58,791
CMS Energy Corp.	1,091	57,943
Alliant Energy Corp.	945	45,785
Evergy, Inc.	859	43,551
NiSource, Inc.	1,546	38,155
AES Corp.	2,505	38,076
NRG Energy, Inc.	857	33,012
Pinnacle West Capital Corp.	423	31,167
Total Utilities		3,245,503

Basic Materials - 1.9%
Linde plc	1,825	679,539
Air Products and Chemicals, Inc.	831	235,505
Sherwin-Williams Co.	885	225,719
Freeport-McMoRan, Inc.	5,362	199,949
Ecolab, Inc.	949	160,761
Nucor Corp.	930	145,406
Dow, Inc.	2,630	135,603
DuPont de Nemours, Inc.	1,717	128,071
PPG Industries, Inc.	881	114,354
Newmont Corp.	2,973	109,852
LyondellBasell Industries N.V. — Class A	958	90,723
Albemarle Corp.	439	74,648
International Flavors & Fragrances, Inc.	955	65,102
Steel Dynamics, Inc.	582	62,402
CF Industries Holdings, Inc.	722	61,904
Celanese Corp. — Class A	374	46,944
International Paper Co.	1,294	45,898
Mosaic Co.	1,243	44,251
Eastman Chemical Co.	443	33,987
FMC Corp.	467	31,275
Total Basic Materials		2,691,893

Total Common Stocks
(Cost $97,666,195)		134,409,587

	Face Amount
U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
5.27% due 11/07/23[1,2]	$500,000	497,362
4.66% due 10/05/23[2,3]	400,000	399,824
5.28% due 11/07/23[2]	300,000	298,417
Total U.S. Treasury Bills
(Cost $1,195,434)		1,195,603

REPURCHASE AGREEMENTS††,4 - 7.1%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[1]	5,737,325	5,737,325
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[1]	2,228,674	2,228,674
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[1]	2,206,663	2,206,663
Total Repurchase Agreements
(Cost $10,172,662)		10,172,662

Total Investments - 101.6%
(Cost $109,034,291)		$145,777,852
Other Assets & Liabilities, net - (1.6)%		(2,329,313)
Total Net Assets - 100.0%		$143,448,539

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
S&P 500® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	4	Dec 2023	$865,250	$(6,958)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	Pay	5.76% (SOFR + 0.45%)	At Maturity	12/20/23	1,401	$6,005,754	$18,626
BNP Paribas	S&P 500 Index	Pay	5.93% (Federal Funds Rate + 0.60%)	At Maturity	12/21/23	103	440,112	(11,718)
Goldman Sachs International	S&P 500 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	12/21/23	393	1,685,347	(36,459)
							$8,131,213	$(29,551)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$134,409,587	$—	$—	$134,409,587
U.S. Treasury Bills	—	1,195,603	—	1,195,603
Repurchase Agreements	—	10,172,662	—	10,172,662
Equity Index Swap Agreements**	—	18,626	—	18,626
Total Assets	$134,409,587	$11,386,891	$—	$145,796,478

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$6,958	$—	$—	$6,958
Equity Index Swap Agreements**	—	48,177	—	48,177
Total Liabilities	$6,958	$48,177	$—	$55,135

**	This derivative is reported as unrealized appreciation/depreciation at period end.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $98,861,629)	$135,605,190
Repurchase agreements, at value (cost $10,172,662)	10,172,662
Cash	801
Segregated cash with broker	13,714
Unrealized appreciation on OTC swap agreements	18,626
Receivables:
Dividends	95,924
Fund shares sold	74,581
Interest	2,995
Total assets	145,984,493

Liabilities:
Unrealized depreciation on OTC swap agreements	48,177
Payable for:
Securities purchased	1,995,844
Swap settlement	132,825
Management fees	97,843
Fund shares redeemed	91,831
Transfer agent fees	37,500
Distribution and service fees	36,777
Portfolio accounting and administration fees	20,210
Variation margin on futures contracts	2,250
Trustees’ fees*	1,978
Miscellaneous	70,719
Total liabilities	2,535,954
Net assets	$143,448,539

Net assets consist of:
Paid in capital	$132,476,238
Total distributable earnings (loss)	10,972,301
Net assets	$143,448,539

A-Class:
Net assets	$13,593,147
Capital shares outstanding	205,095
Net asset value per share	$66.28
Maximum offering price per share (Net asset value divided by 95.25%)	$69.59

C-Class:
Net assets	$6,380,412
Capital shares outstanding	113,922
Net asset value per share	$56.01

H-Class:
Net assets	$123,474,980
Capital shares outstanding	1,862,728
Net asset value per share	$66.29

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $313)	$1,092,034
Interest	310,523
Income from securities lending, net	1,166
Total investment income	1,403,723

Expenses:
Management fees	568,815
Distribution and service fees:
A-Class	19,712
C-Class	36,383
H-Class	160,774
Transfer agent fees	161,770
Portfolio accounting and administration fees	155,437
Registration fees	67,025
Professional fees	42,702
Trustees’ fees*	12,198
Custodian fees	10,252
Interest expense	5,955
Miscellaneous	16,864
Total expenses	1,257,887
Less:
Expenses reimbursed by Adviser	(13,266)
Net expenses	1,244,621
Net investment income	159,102

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,050,859)
Swap agreements	566,532
Futures contracts	236,993
Net realized loss	(1,247,334)
Net change in unrealized appreciation (depreciation) on:
Investments	7,818,112
Swap agreements	(303,796)
Futures contracts	(235,613)
Net change in unrealized appreciation (depreciation)	7,278,703
Net realized and unrealized gain	6,031,369
Net increase in net assets resulting from operations	$6,190,471

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$159,102	$212,016
Net realized gain (loss) on investments	(1,247,334)	12,006,189
Net change in unrealized appreciation (depreciation) on investments	7,278,703	(24,977,298)
Net increase (decrease) in net assets resulting from operations	6,190,471	(12,759,093)

Distributions to shareholders:
A-Class	—	(166,524)
C-Class	—	(95,260)
H-Class	—	(1,119,511)
Total distributions to shareholders	—	(1,381,295)

Capital share transactions:
Proceeds from sale of shares
A-Class	16,969,481	163,996,670
C-Class	1,824,274	8,401,805
H-Class	447,079,624	1,165,341,867
Distributions reinvested
A-Class	—	156,579
C-Class	—	86,278
H-Class	—	1,113,139
Cost of shares redeemed
A-Class	(20,082,415)	(166,137,432)
C-Class	(3,277,628)	(10,253,653)
H-Class	(405,871,307)	(1,207,132,991)
Net increase (decrease) from capital share transactions	36,642,029	(44,427,738)
Net increase (decrease) in net assets	42,832,500	(58,568,126)

Net assets:
Beginning of period	100,616,039	159,184,165
End of period	$143,448,539	$100,616,039

Capital share activity:
Shares sold
A-Class	261,347	2,698,775
C-Class	32,678	161,320
H-Class	6,777,217	18,869,344
Shares issued from reinvestment of distributions
A-Class	—	2,650
C-Class	—	1,718
H-Class	—	18,841
Shares redeemed
A-Class	(303,412)	(2,720,235)
C-Class	(57,813)	(193,195)
H-Class	(6,132,890)	(19,504,067)
Net increase (decrease) in shares	577,127	(664,849)

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$63.54	$70.89	$63.06	$46.64	$51.55	$48.72
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.18	(.18)	(.08)	.17	.15
Net gain (loss) on investments (realized and unrealized)	2.66	(6.83)	8.94	24.50	(4.54)	3.45
Total from investment operations	2.74	(6.65)	8.76	24.42	(4.37)	3.60
Less distributions from:
Net investment income	—	—	—	(.02)	(.12)	(.05)
Net realized gains	—	(.70)	(.93)	(7.98)	(.42)	(.72)
Total distributions	—	(.70)	(.93)	(8.00)	(.54)	(.77)
Net asset value, end of period	$66.28	$63.54	$70.89	$63.06	$46.64	$51.55

Total Return[c]	4.31%	(9.32%)	13.82%	53.64%	(8.67%)	7.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,593	$15,703	$18,856	$18,653	$12,798	$20,307
Ratios to average net assets:
Net investment income (loss)	0.23%	0.30%	(0.25%)	(0.13%)	0.31%	0.30%
Total expenses	1.62%	1.60%	1.56%	1.65%	1.68%	1.67%
Net expenses[d]	1.61%	1.60%	1.56%	1.65%	1.68%	1.67%
Portfolio turnover rate	153%	701%	268%	284%	227%	157%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$53.89	$60.71	$54.52	$41.37	$46.12	$44.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.15)	(.30)	(.60)	(.46)	(.24)	(.20)
Net gain (loss) on investments (realized and unrealized)	2.27	(5.82)	7.72	21.61	(3.97)	3.09
Total from investment operations	2.12	(6.12)	7.12	21.15	(4.21)	2.89
Less distributions from:
Net investment income	—	—	—	(.02)	(.12)	(.05)
Net realized gains	—	(.70)	(.93)	(7.98)	(.42)	(.72)
Total distributions	—	(.70)	(.93)	(8.00)	(.54)	(.77)
Net asset value, end of period	$56.01	$53.89	$60.71	$54.52	$41.37	$46.12

Total Return[c]	3.93%	(10.02%)	12.99%	52.49%	(9.35%)	6.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,380	$7,494	$10,273	$12,040	$8,981	$14,599
Ratios to average net assets:
Net investment income (loss)	(0.52%)	(0.57%)	(1.00%)	(0.88%)	(0.50%)	(0.45%)
Total expenses	2.37%	2.36%	2.31%	2.39%	2.43%	2.41%
Net expenses[d]	2.36%	2.36%	2.31%	2.39%	2.43%	2.41%
Portfolio turnover rate	153%	701%	268%	284%	227%	157%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$63.54	$70.90	$63.07	$46.64	$51.54	$48.71
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	.15	(.18)	(.08)	.15	.16
Net gain (loss) on investments (realized and unrealized)	2.67	(6.81)	8.94	24.51	(4.51)	3.44
Total from investment operations	2.75	(6.66)	8.76	24.43	(4.36)	3.60
Less distributions from:
Net investment income	—	—	—	(.02)	(.12)	(.05)
Net realized gains	—	(.70)	(.93)	(7.98)	(.42)	(.72)
Total distributions	—	(.70)	(.93)	(8.00)	(.54)	(.77)
Net asset value, end of period	$66.29	$63.54	$70.90	$63.07	$46.64	$51.54

Total Return	4.33%	(9.32%)	13.84%	53.64%	(8.65%)	7.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$123,475	$77,419	$130,055	$123,613	$112,799	$120,014
Ratios to average net assets:
Net investment income (loss)	0.25%	0.23%	(0.25%)	(0.13%)	0.28%	0.32%
Total expenses	1.62%	1.61%	1.56%	1.65%	1.68%	1.66%
Net expenses[d]	1.60%	1.61%	1.56%	1.65%	1.68%	1.66%
Portfolio turnover rate	153%	701%	268%	284%	227%	157%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	13.4%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.8%
Total	22.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(1.06%)	(13.11%)	(11.09%)	(12.25%)
A-Class Shares	(1.20%)	(13.37%)	(11.33%)	(12.48%)
A-Class Shares with sales charge‡	(5.90%)	(17.49%)	(12.19%)	(12.90%)
C-Class Shares	(1.55%)	(13.99%)	(11.98%)	(13.13%)
C-Class Shares with CDSC§	(2.53%)	(14.85%)	(11.98%)	(13.13%)
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(1.17%)	(13.27%)	(11.30%)	(11.57%)
S&P 500 Index	5.18%	21.62%	9.92%	10.80%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
INVERSE S&P 500® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 22.2%
Guggenheim Strategy Fund II1	262,625	$6,373,911
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	426,990	4,163,155
Total Mutual Funds
(Cost $10,738,043)		10,537,066

	Face Amount
U.S. TREASURY BILLS†† - 31.9%
U.S. Treasury Bills
5.27% due 10/03/23[2]	$4,700,000	4,699,313
5.29% due 11/28/23[2]	4,500,000	4,462,041
5.27% due 10/10/23[2]	4,200,000	4,195,091
4.65% due 10/05/23[2,3]	1,000,000	999,561
5.27% due 11/07/23[2,4]	800,000	795,779
Total U.S. Treasury Bills
(Cost $15,149,821)		15,151,785

FEDERAL AGENCY DISCOUNT NOTES†† - 15.3%
Federal Home Loan Bank
5.27% due 11/10/23[2]	4,800,000	4,772,395
5.32% due 11/17/23[2]	2,500,000	2,482,978
Total Federal Agency Discount Notes
(Cost $7,254,519)		7,255,373

U.S. GOVERNMENT SECURITIES†† - 10.5%
United States Treasury Floating Rate Note
5.44% (3 Month U.S. Treasury Bill Rate + 0.04%, Rate Floor: 0.00%) due 10/31/23◊	5,000,000	5,000,062
Total U.S. Government Securities
(Cost $5,000,200)		5,000,062

REPURCHASE AGREEMENTS††,5 - 22.0%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[4]	5,884,500	5,884,500
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[4]	2,285,844	2,285,844
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[4]	2,263,269	2,263,269
Total Repurchase Agreements
(Cost $10,433,613)		10,433,613

Total Investments - 101.9%
(Cost $48,576,196)		$48,377,899
Other Assets & Liabilities, net - (1.9)%		(884,041)
Total Net Assets - 100.0%		$47,493,858

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	84	Dec 2023	$18,170,250	$895,456

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P 500 Index	Receive	5.63% (Federal Funds Rate + 0.30%)	At Maturity	12/21/23	3,881	$16,642,147	$443,023
Barclays Bank plc	S&P 500 Index	Receive	5.61% (SOFR + 0.30%)	At Maturity	12/20/23	1,643	7,046,806	215,010
BNP Paribas	S&P 500 Index	Receive	5.53% (Federal Funds Rate + 0.20%)	At Maturity	12/21/23	1,309	5,614,156	149,453
							$29,303,109	$807,486

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,537,066	$—	$—	$10,537,066
U.S. Treasury Bills	—	15,151,785	—	15,151,785
Federal Agency Discount Notes	—	7,255,373	—	7,255,373
U.S. Government Securities	—	5,000,062	—	5,000,062
Repurchase Agreements	—	10,433,613	—	10,433,613
Equity Futures Contracts**	895,456	—	—	895,456
Equity Index Swap Agreements**	—	807,486	—	807,486
Total Assets	$11,432,522	$38,648,319	$—	$50,080,841

**	This derivative is reported as unrealized appreciation/depreciation at period end.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$6,358,154	$—	$—	$—	$15,757	$6,373,911	262,625	$175,586
Guggenheim Ultra Short Duration Fund — Institutional Class	4,146,075	—	—	—	17,080	4,163,155	426,990	109,729
	$10,504,229	$—	$—	$—	$32,837	$10,537,066		$285,315

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $27,404,540)	$27,407,220
Investments in affiliated issuers, at value (cost $10,738,043)	10,537,066
Repurchase agreements, at value (cost $10,433,613)	10,433,613
Unrealized appreciation on OTC swap agreements	807,486
Receivables:
Fund shares sold	219,747
Swap settlement	95,281
Interest	49,702
Dividends	47,939
Variation margin on futures contracts	47,250
Total assets	49,645,304

Liabilities:
Segregated cash due to broker	722,000
Payable for:
Fund shares redeemed	1,352,436
Management fees	35,051
Transfer agent fees	11,870
Portfolio accounting and administration fees	2,092
Distribution and service fees	1,483
Trustees’ fees*	649
Miscellaneous	25,865
Total liabilities	2,151,446
Net assets	$47,493,858

Net assets consist of:
Paid in capital	$315,454,995
Total distributable earnings (loss)	(267,961,137)
Net assets	$47,493,858

Investor Class:
Net assets	$40,440,146
Capital shares outstanding	1,318,449
Net asset value per share	$30.67

A-Class:
Net assets	$5,209,890
Capital shares outstanding	186,515
Net asset value per share	$27.93
Maximum offering price per share (Net asset value divided by 95.25%)	$29.32

C-Class:
Net assets	$539,189
Capital shares outstanding	22,310
Net asset value per share	$24.17

H-Class:
Net assets	$1,304,633
Capital shares outstanding	46,653
Net asset value per share	$27.96

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of affiliated issuers	$285,315
Interest	1,195,424
Total investment income	1,480,739

Expenses:
Management fees	250,216
Distribution and service fees:
A-Class	4,549
C-Class	3,560
H-Class	1,654
Transfer agent fees	58,322
Portfolio accounting and administration fees	42,377
Professional fees	13,005
Trustees’ fees*	6,113
Custodian fees	3,840
Interest expense	833
Miscellaneous	31,209
Total expenses	415,678
Less:
Expenses reimbursed by Adviser:	(17,987)
Expenses waived by Adviser	(5,212)
Total waived/reimbursed expenses	(23,199)
Net expenses	392,479
Net investment income	1,088,260

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(289)
Swap agreements	(4,803,513)
Futures contracts	(1,093,819)
Net realized loss	(5,897,621)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,455)
Investments in affiliated issuers	32,837
Swap agreements	2,539,305
Futures contracts	1,458,368
Net change in unrealized appreciation (depreciation)	4,025,055
Net realized and unrealized loss	(1,872,566)
Net decrease in net assets resulting from operations	$(784,306)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,088,260	$1,093,992
Net realized loss on investments	(5,897,621)	(272,408)
Net change in unrealized appreciation (depreciation) on investments	4,025,055	(858,214)
Net decrease in net assets resulting from operations	(784,306)	(36,630)

Capital share transactions:
Proceeds from sale of shares
Investor Class	49,758,834	275,554,341
A-Class	5,063,843	10,216,741
C-Class	77,828	973,671
H-Class	2,932,933	47,033,095
Cost of shares redeemed
Investor Class	(64,787,197)	(266,747,915)
A-Class	(3,987,018)	(7,975,728)
C-Class	(314,345)	(946,029)
H-Class	(3,235,552)	(48,066,981)
Net increase (decrease) from capital share transactions	(14,490,674)	10,041,195
Net increase (decrease) in net assets	(15,274,980)	10,004,565

Net assets:
Beginning of period	62,768,838	52,764,273
End of period	$47,493,858	$62,768,838

Capital share activity:
Shares sold
Investor Class	1,689,132	8,506,158
A-Class	184,154	347,893
C-Class	3,152	36,018
H-Class	106,348	1,603,396
Shares redeemed
Investor Class	(2,183,683)	(8,339,953)
A-Class	(144,946)	(269,870)
C-Class	(13,480)	(36,364)
H-Class	(116,247)	(1,645,973)
Net increase (decrease) in shares	(475,570)	201,305

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$31.00	$28.88	$34.46	$56.92	$56.77	$61.76
Income (loss) from investment operations:
Net investment income (loss)[b]	.59	.42	(.28)	(.47)	.31	.46
Net gain (loss) on investments (realized and unrealized)	(.92)	1.70	(5.30)	(21.84)	.26	(5.45)
Total from investment operations	(.33)	2.12	(5.58)	(22.31)	.57	(4.99)
Less distributions from:
Net investment income	—	—	—	(.15)	(.42)	—
Total distributions	—	—	—	(.15)	(.42)	—
Net asset value, end of period	$30.67	$31.00	$28.88	$34.46	$56.92	$56.77

Total Return	(1.06%)	7.34%	(16.19%)	(39.21%)	1.10%	(8.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,440	$56,203	$47,555	$53,937	$85,839	$46,105
Ratios to average net assets:
Net investment income (loss)	3.95%	1.31%	(0.91%)	(1.12%)	0.58%	0.78%
Total expenses[c]	1.46%	1.53%	1.41%	1.51%	1.53%	1.52%
Net expenses[d]	1.38%	1.49%	1.39%	1.50%	1.51%	1.51%
Portfolio turnover rate	—	—	—	—	—	—

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$28.27	$26.40	$31.58	$52.33	$52.36	$57.11
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.40	(.32)	(.56)	.21	.27
Net gain (loss) on investments (realized and unrealized)	(.85)	1.47	(4.86)	(20.04)	.18	(5.02)
Total from investment operations	(.34)	1.87	(5.18)	(20.60)	.39	(4.75)
Less distributions from:
Net investment income	—	—	—	(.15)	(.42)	—
Total distributions	—	—	—	(.15)	(.42)	—
Net asset value, end of period	$27.93	$28.27	$26.40	$31.58	$52.33	$52.36

Total Return[e]	(1.20%)	7.08%	(16.40%)	(39.38%)	0.85%	(8.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,210	$4,164	$1,829	$1,540	$7,575	$3,306
Ratios to average net assets:
Net investment income (loss)	3.68%	1.34%	(1.15%)	(1.39%)	0.43%	0.50%
Total expenses[c]	1.72%	1.79%	1.66%	1.78%	1.78%	1.76%
Net expenses[d]	1.63%	1.74%	1.64%	1.77%	1.76%	1.76%
Portfolio turnover rate	—	—	—	—	—	—

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$24.55	$23.10	$27.84	$46.49	$46.92	$51.56
Income (loss) from investment operations:
Net investment income (loss)[b]	.35	.09	(.46)	(.80)	(.22)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.73)	1.36	(4.28)	(17.70)	.21	(4.51)
Total from investment operations	(.38)	1.45	(4.74)	(18.50)	(.01)	(4.64)
Less distributions from:
Net investment income	—	—	—	(.15)	(.42)	—
Total distributions	—	—	—	(.15)	(.42)	—
Net asset value, end of period	$24.17	$24.55	$23.10	$27.84	$46.49	$46.92

Total Return[e]	(1.55%)	6.28%	(17.03%)	(39.82%)	0.09%	(9.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$539	$801	$762	$449	$6,376	$2,681
Ratios to average net assets:
Net investment income (loss)	2.94%	0.35%	(1.92%)	(2.16%)	(0.51%)	(0.27%)
Total expenses[c]	2.46%	2.53%	2.41%	2.54%	2.53%	2.51%
Net expenses[d]	2.38%	2.48%	2.39%	2.53%	2.51%	2.51%
Portfolio turnover rate	—	—	—	—	—	—

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$28.29	$26.41	$31.58	$52.32	$52.35	$57.11
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.25	(.32)	(.56)	.17	.29
Net gain (loss) on investments (realized and unrealized)	(.84)	1.63	(4.85)	(20.03)	.22	(5.05)
Total from investment operations	(.33)	1.88	(5.17)	(20.59)	.39	(4.76)
Less distributions from:
Net investment income	—	—	—	(.15)	(.42)	—
Total distributions	—	—	—	(.15)	(.42)	—
Net asset value, end of period	$27.96	$28.29	$26.41	$31.58	$52.32	$52.35

Total Return	(1.17%)	7.12%	(16.37%)	(39.37%)	0.85%	(8.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,305	$1,600	$2,618	$933	$8,890	$6,772
Ratios to average net assets:
Net investment income (loss)	3.71%	0.86%	(1.15%)	(1.38%)	0.34%	0.52%
Total expenses[c]	1.71%	1.78%	1.66%	1.78%	1.78%	1.77%
Net expenses[d]	1.62%	1.74%	1.64%	1.76%	1.76%	1.76%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Ten Largest Holdings	% of Total Net Assets
Apple, Inc.	8.8%
Microsoft Corp.	7.7%
Amazon.com, Inc.	4.3%
NVIDIA Corp.	3.5%
Meta Platforms, Inc. — Class A	3.1%
Tesla, Inc.	2.6%
Alphabet, Inc. — Class A	2.5%
Alphabet, Inc. — Class C	2.5%
Broadcom, Inc.	2.4%
Costco Wholesale Corp.	1.8%
Top Ten Total	39.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	Since Inception (11/28/14)
A-Class Shares	19.69%	64.26%	20.93%	26.05%
A-Class Shares with sales charge‡	14.00%	56.45%	19.76%	25.36%
C-Class Shares	19.30%	63.03%	20.01%	25.08%
C-Class Shares with CDSC§	18.30%	62.03%	20.01%	25.08%
H-Class Shares	19.70%	64.24%	20.90%	26.38%
NASDAQ-100 Index	12.09%	35.31%	15.06%	15.98%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 81.2%

Technology - 37.8%
Apple, Inc.	247,395	$42,356,498
Microsoft Corp.	117,568	37,122,096
NVIDIA Corp.	39,085	17,001,584
Broadcom, Inc.	14,005	11,632,273
Adobe, Inc.*	15,468	7,887,133
Advanced Micro Devices, Inc.*	54,830	5,637,621
Intel Corp.	142,125	5,052,544
Texas Instruments, Inc.	30,813	4,899,575
Intuit, Inc.	9,504	4,855,974
QUALCOMM, Inc.	37,873	4,206,175
Applied Materials, Inc.	28,389	3,930,457
Analog Devices, Inc.	16,911	2,960,947
Lam Research Corp.	4,497	2,818,585
Micron Technology, Inc.	37,170	2,528,675
Synopsys, Inc.*	5,161	2,368,744
Cadence Design Systems, Inc.*	9,224	2,161,183
KLA Corp.	4,640	2,128,182
NXP Semiconductor N.V.	8,749	1,749,100
ASML Holding N.V. — Class G	2,943	1,732,426
Marvell Technology, Inc.	29,280	1,584,926
Fortinet, Inc.*	26,651	1,563,880
Workday, Inc. — Class A*	7,025	1,509,321
Autodesk, Inc.*	7,254	1,500,925
Microchip Technology, Inc.	18,473	1,441,818
Paychex, Inc.	12,236	1,411,178
ON Semiconductor Corp.*	14,644	1,361,160
Crowdstrike Holdings, Inc. — Class A*	7,671	1,283,972
Cognizant Technology Solutions Corp. — Class A	17,139	1,160,996
Electronic Arts, Inc.	9,194	1,106,958
GLOBALFOUNDRIES, Inc.*,1	18,589	1,081,694
Atlassian Corp. — Class A*	5,202	1,048,255
Datadog, Inc. — Class A*	10,149	924,473
ANSYS, Inc.*	2,945	876,285
Zscaler, Inc.*	4,951	770,326
Zoom Video Communications, Inc. — Class A*	8,630	603,582
Total Technology		182,259,521

Communications - 21.5%
Amazon.com, Inc.*	163,267	20,754,501
Meta Platforms, Inc. — Class A*	49,298	14,799,753
Alphabet, Inc. — Class A*	93,883	12,285,529
Alphabet, Inc. — Class C*	91,795	12,103,171
Cisco Systems, Inc.	138,292	7,434,578
Comcast Corp. — Class A	139,671	6,193,012
Netflix, Inc.*	15,039	5,678,726
T-Mobile US, Inc.	39,925	5,591,496
Booking Holdings, Inc.*	1,211	3,734,664
Palo Alto Networks, Inc.*	10,380	2,433,487
Charter Communications, Inc. — Class A*	5,079	2,233,846
PDD Holdings, Inc. ADR*	22,110	2,168,328
MercadoLibre, Inc.*	1,700	2,155,396
Airbnb, Inc. — Class A*	14,469	1,985,292
Trade Desk, Inc. — Class A*	15,141	1,183,269
Warner Bros Discovery, Inc.*	82,716	898,296
eBay, Inc.	18,059	796,221
Sirius XM Holdings, Inc.[1]	130,397	589,394
JD.com, Inc. ADR	15,392	448,369
Total Communications		103,467,328

Consumer, Non-cyclical - 11.0%
PepsiCo, Inc.	46,716	7,915,559
Amgen, Inc.	18,153	4,878,800
Intuitive Surgical, Inc.*	11,924	3,485,266
Automatic Data Processing, Inc.	13,981	3,363,549
Mondelez International, Inc. — Class A	46,167	3,203,990
Gilead Sciences, Inc.	42,285	3,168,838
Vertex Pharmaceuticals, Inc.*	8,759	3,045,855
Regeneron Pharmaceuticals, Inc.*	3,622	2,980,761
PayPal Holdings, Inc.*	37,263	2,178,395
Monster Beverage Corp.*	35,549	1,882,320
Cintas Corp.	3,453	1,660,928
Keurig Dr Pepper, Inc.	47,418	1,496,986
Kraft Heinz Co.	41,684	1,402,250
Seagen, Inc.*	6,370	1,351,395
AstraZeneca plc ADR	19,770	1,338,824
Moderna, Inc.*	12,916	1,334,094
Biogen, Inc.*	4,915	1,263,204
IDEXX Laboratories, Inc.*	2,817	1,231,790
Dexcom, Inc.*	13,163	1,228,108
Verisk Analytics, Inc. — Class A	4,922	1,162,773
CoStar Group, Inc.*	13,857	1,065,465
GE HealthCare Technologies, Inc.	15,435	1,050,197
Align Technology, Inc.*	2,597	792,916
Illumina, Inc.*	5,372	737,468
Total Consumer, Non-cyclical		53,219,731

Consumer, Cyclical - 7.7%
Tesla, Inc.*	50,225	12,567,300
Costco Wholesale Corp.	15,050	8,502,648
Starbucks Corp.	38,871	3,547,756
Marriott International, Inc. — Class A	10,121	1,989,384
O’Reilly Automotive, Inc.*	2,045	1,858,619
Lululemon Athletica, Inc.*	4,121	1,589,099
PACCAR, Inc.	17,742	1,508,425
Copart, Inc.*	32,405	1,396,331
Ross Stores, Inc.	11,561	1,305,815
Fastenal Co.	19,389	1,059,415
Dollar Tree, Inc.*	7,466	794,755
Walgreens Boots Alliance, Inc.	29,296	651,543
Lucid Group, Inc.*,1	77,124	431,123
Total Consumer, Cyclical		37,202,213

Industrial - 1.6%
Honeywell International, Inc.	22,532	4,162,562
CSX Corp.	68,087	2,093,675
Old Dominion Freight Line, Inc.	3,708	1,517,091
Total Industrial		7,773,328

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value
Utilities - 1.0%
American Electric Power Company, Inc.	17,483	$1,315,071
Exelon Corp.	33,774	1,276,320
Constellation Energy Corp.	10,914	1,190,499
Xcel Energy, Inc.	18,717	1,070,987
Total Utilities		4,852,877

Energy - 0.6%
Baker Hughes Co.	34,264	1,210,204
Diamondback Energy, Inc.	6,068	939,812
Enphase Energy, Inc.*	4,627	555,934
Total Energy		2,705,950

Total Common Stocks
(Cost $337,801,667)		391,480,948

MUTUAL FUNDS† - 1.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	301,467	2,939,307
Guggenheim Strategy Fund II2	115,431	2,801,521
Total Mutual Funds
(Cost $5,770,077)		5,740,828

	Face Amount
U.S. TREASURY BILLS†† - 11.0%
U.S. Treasury Bills
5.27% due 11/07/23[3,4]	$35,500,000	35,312,693
5.29% due 12/12/23[3,4]	12,000,000	11,874,330
4.66% due 10/05/23[4,5]	4,700,000	4,697,936
5.28% due 11/07/23[4]	900,000	895,251
5.29% due 11/07/23[4]	300,000	298,417
Total U.S. Treasury Bills
(Cost $53,071,603)		53,078,627

REPURCHASE AGREEMENTS††,6 - 8.3%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[3]	22,649,640	22,649,640
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[3]	8,798,292	8,798,292
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[3]	8,711,400	8,711,400
Total Repurchase Agreements
(Cost $40,159,332)		40,159,332

SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[8]	1,630,125	1,630,125
Total Securities Lending Collateral
(Cost $1,630,125)		1,630,125

Total Investments - 102.0%
(Cost $438,432,804)		$492,089,860
Other Assets & Liabilities, net - (2.0)%		(9,753,960)
Total Net Assets - 100.0%		$482,335,900

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	211	Dec 2023	$62,739,795	$(3,030,821)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	NASDAQ-100 Index	Pay	5.98% (Federal Funds Rate + 0.65%)	At Maturity	12/21/23	1,643	$24,183,040	$(418,538)
Goldman Sachs International	NASDAQ-100 Index	Pay	5.83% (Federal Funds Rate + 0.50%)	At Maturity	12/21/23	15,193	223,572,107	(3,188,013)
Barclays Bank plc	NASDAQ-100 Index	Pay	5.81% (SOFR + 0.50%)	At Maturity	12/20/23	17,868	262,937,282	(7,881,615)
							$510,692,429	$(11,488,166)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$391,480,948	$—	$—	$391,480,948
Mutual Funds	5,740,828	—	—	5,740,828
U.S. Treasury Bills	—	53,078,627	—	53,078,627
Repurchase Agreements	—	40,159,332	—	40,159,332
Securities Lending Collateral	1,630,125	—	—	1,630,125
Total Assets	$398,851,901	$93,237,959	$—	$492,089,860

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$3,030,821	$—	$—	$3,030,821
Equity Index Swap Agreements**	—	11,488,166	—	11,488,166
Total Liabilities	$3,030,821	$11,488,166	$—	$14,518,987

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$3,393,112	$—	$(600,000)	$(1,978)	$10,387	$2,801,521	115,431	$87,324
Guggenheim Ultra Short Duration Fund — Institutional Class	3,524,787	—	(600,000)	(5,538)	20,058	2,939,307	301,467	87,379
	$6,917,899	$—	$(1,200,000)	$(7,516)	$30,445	$5,740,828		$174,703

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value - including $1,549,697 of securities loaned (cost $392,503,395)	$446,189,700
Investments in affiliated issuers, at value (cost $5,770,077)	5,740,828
Repurchase agreements, at value (cost $40,159,332)	40,159,332
Segregated cash with broker	1,400,769
Receivables:
Securities sold	15,032,303
Fund shares sold	1,779,743
Investment Adviser	178,835
Dividends	101,616
Variation margin on futures contracts	38,197
Interest	11,820
Securities lending income	2,790
Total assets	510,635,933

Liabilities:
Unrealized depreciation on OTC swap agreements	11,488,166
Payable for:
Fund shares redeemed	11,949,829
Swap settlement	2,319,628
Return of securities lending collateral	1,630,125
Management fees	381,831
Transfer agent fees	112,578
Distribution and service fees	106,980
Portfolio accounting and administration fees	16,992
Trustees’ fees*	5,911
Miscellaneous	287,993
Total liabilities	28,300,033
Net assets	$482,335,900

Net assets consist of:
Paid in capital	$451,928,717
Total distributable earnings (loss)	30,407,183
Net assets	$482,335,900

A-Class:
Net assets	$4,891,516
Capital shares outstanding	13,671
Net asset value per share	$357.75
Maximum offering price per share (Net asset value divided by 95.25%)	$375.59

C-Class:
Net assets	$1,158,495
Capital shares outstanding	3,482
Net asset value per share	$332.71

H-Class:
Net assets	$476,285,889
Capital shares outstanding	1,299,060
Net asset value per share	$366.64

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $2,559)	$1,440,345
Dividends from securities of affiliated issuers	174,703
Interest	1,693,435
Income from securities lending, net	33,000
Total investment income	3,341,483

Expenses:
Management fees	2,022,197
Distribution and service fees:
A-Class	7,031
C-Class	5,728
H-Class	553,244
Transfer agent fees	460,865
Interest expense	571,798
Portfolio accounting and administration fees	318,983
Registration fees	186,904
Professional fees	130,180
Trustees’ fees*	34,590
Custodian fees	30,358
Line of credit fees	217
Miscellaneous	146,995
Total expenses	4,469,090
Less:
Expenses reimbursed by Adviser	(147,952)
Expenses waived by Adviser	(926,821)
Total waived expenses	(1,074,773)
Net expenses	3,394,317
Net investment loss	(52,834)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	35,462,266
Investments in affiliated issuers	(7,516)
Swap agreements	66,344,496
Futures contracts	9,991,421
Net realized gain	111,790,667
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	8,432,792
Investments in affiliated issuers	30,445
Swap agreements	(24,650,950)
Futures contracts	(8,432,333)
Net change in unrealized appreciation (depreciation)	(24,620,046)
Net realized and unrealized gain	87,170,621
Net increase in net assets resulting from operations	$87,117,787

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(52,834)	$278,163
Net realized gain (loss) on investments	111,790,667	(78,599,679)
Net change in unrealized appreciation (depreciation) on investments	(24,620,046)	51,687,976
Net increase (decrease) in net assets resulting from operations	87,117,787	(26,633,540)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,415,355	6,041,787
C-Class	105,129	275,014
H-Class	591,849,387	3,336,949,993
Cost of shares redeemed
A-Class	(4,063,846)	(7,341,375)
C-Class	(83,922)	(299,704)
H-Class	(582,057,780)	(3,046,284,758)
Net increase from capital share transactions	9,164,323	289,340,957
Net increase in net assets	96,282,110	262,707,417

Net assets:
Beginning of period	386,053,790	123,346,373
End of period	$482,335,900	$386,053,790

Capital share activity:
Shares sold
A-Class	9,069	21,048
C-Class	328	1,051
H-Class	1,561,772	11,582,345
Shares redeemed
A-Class	(10,835)	(25,121)
C-Class	(254)	(1,190)
H-Class	(1,504,873)	(10,598,076)
Net increase in shares	55,207	980,057

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$298.90	$429.31	$355.42	$141.86	$134.54	$113.31
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	.32	(3.11)	(1.74)	.23	.25
Net gain (loss) on investments (realized and unrealized)	58.78	(130.73)	88.53	233.57	7.28	20.98
Total from investment operations	58.85	(130.41)	85.42	231.83	7.51	21.23
Less distributions from:
Net investment income	—	—	—	—	(.19)	—
Net realized gains	—	—	(11.53)	(18.27)	—	—
Total distributions	—	—	(11.53)	(18.27)	(.19)	—
Net asset value, end of period	$357.75	$298.90	$429.31	$355.42	$141.86	$134.54

Total Return[c]	19.69%	(30.38%)	23.48%	164.83%	5.56%	18.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,892	$4,614	$8,376	$5,504	$2,434	$3,077
Ratios to average net assets:
Net investment income (loss)	0.04%	0.12%	(0.70%)	(0.60%)	0.15%	0.19%
Total expenses[d]	1.97%	1.77%	1.69%	1.77%	1.83%	1.81%
Net expenses[e,f]	1.49%	1.31%	1.32%	1.33%	1.34%	1.35%
Portfolio turnover rate	128%	1,054%	922%	509%	990%	467%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$278.89	$403.95	$337.38	$136.06	$130.01	$110.32
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.21)	(1.56)	(6.08)	(3.70)	(.83)	(.64)
Net gain (loss) on investments (realized and unrealized)	55.03	(123.50)	84.18	223.29	7.07	20.33
Total from investment operations	53.82	(125.06)	78.10	219.59	6.24	19.69
Less distributions from:
Net investment income	—	—	—	—	(.19)	—
Net realized gains	—	—	(11.53)	(18.27)	—	—
Total distributions	—	—	(11.53)	(18.27)	(.19)	—
Net asset value, end of period	$332.71	$278.89	$403.95	$337.38	$136.06	$130.01

Total Return[c]	19.30%	(30.96%)	22.55%	162.86%	4.77%	17.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,158	$951	$1,433	$1,751	$552	$476
Ratios to average net assets:
Net investment income (loss)	(0.73%)	(0.61%)	(1.44%)	(1.34%)	(0.55%)	(0.52%)
Total expenses[d]	2.74%	2.52%	2.44%	2.52%	2.58%	2.57%
Net expenses[e,f]	2.25%	2.06%	2.07%	2.08%	2.09%	2.11%
Portfolio turnover rate	128%	1,054%	922%	509%	990%	467%

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$306.31	$440.25	$364.34	$145.23	$137.80	$116.07
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	.27	(3.35)	(1.81)	.12	.19
Net gain (loss) on investments (realized and unrealized)	60.37	(134.21)	90.79	239.19	7.50	21.54
Total from investment operations	60.33	(133.94)	87.44	237.38	7.62	21.73
Less distributions from:
Net investment income	—	—	—	—	(.19)	—
Net realized gains	—	—	(11.53)	(18.27)	—	—
Total distributions	—	—	(11.53)	(18.27)	(.19)	—
Net asset value, end of period	$366.64	$306.31	$440.25	$364.34	$145.23	$137.80

Total Return	19.70%	(30.42%)	23.46%	164.81%	5.51%	18.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$476,286	$380,489	$113,538	$90,776	$22,586	$128,354
Ratios to average net assets:
Net investment income (loss)	(0.02%)	0.10%	(0.71%)	(0.60%)	0.08%	0.15%
Total expenses[d]	1.99%	1.77%	1.69%	1.77%	1.82%	1.81%
Net expenses[e,f]	1.51%	1.32%	1.33%	1.33%	1.34%	1.35%
Portfolio turnover rate	128%	1,054%	922%	509%	990%	467%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/23[a]	03/31/23	03/31/22	03/31/21	03/31/20	03/31/19
A-Class	1.24%	1.27%	1.32%	1.33%	1.33%	1.35%
C-Class	1.99%	2.02%	2.06%	2.08%	2.08%	2.10%
H-Class	1.25%	1.28%	1.33%	1.33%	1.33%	1.35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	6.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	4.6%
Total	11.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(7.77%)	(23.85%)	(16.96%)	(17.73%)
A-Class Shares	(7.87%)	(24.03%)	(17.17%)	(17.84%)
A-Class Shares with sales charge‡	(12.25%)	(27.65%)	(17.98%)	(18.24%)
C-Class Shares	(8.25%)	(24.62%)	(17.80%)	(18.57%)
C-Class Shares with CDSC§	(9.17%)	(25.37%)	(17.80%)	(18.57%)
NASDAQ-100 Index	12.09%	35.31%	15.06%	17.64%

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(7.90%)	(24.08%)	(17.18%)	(17.10%)
NASDAQ-100 Index	12.09%	35.31%	15.06%	16.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 11.1%
Guggenheim Strategy Fund II1	49,399	$1,198,922
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	87,169	849,895
Total Mutual Funds
(Cost $2,033,556)		2,048,817

	Face Amount
U.S. TREASURY BILLS†† - 51.4%
U.S. Treasury Bills
5.27% due 10/03/23[2]	$2,100,000	2,099,693
5.27% due 11/02/23[2]	2,100,000	2,090,434
5.29% due 11/28/23[2]	2,000,000	1,983,130
5.27% due 10/10/23[2]	1,800,000	1,797,896
5.26% due 11/07/23[2,3]	1,400,000	1,392,613
5.29% due 11/07/23[2,3]	100,000	99,472
4.65% due 10/05/23[2,4]	50,000	49,978
Total U.S. Treasury Bills
(Cost $9,511,982)		9,513,216

FEDERAL AGENCY DISCOUNT NOTES†† - 6.4%
Federal Home Loan Bank
5.32% due 11/17/23[2]	1,200,000	1,191,829
Total Federal Agency Discount Notes
(Cost $1,191,665)		1,191,829

REPURCHASE AGREEMENTS††,5 - 39.1%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[3]	4,084,619	4,084,619
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[3]	1,586,677	1,586,677
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[3]	1,571,007	1,571,007
Total Repurchase Agreements
(Cost $7,242,303)		7,242,303

Total Investments - 108.0%
(Cost $19,979,506)		$19,996,165
Other Assets & Liabilities, net - (8.0)%		(1,484,970)
Total Net Assets - 100.0%		$18,511,195

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	2	Dec 2023	$594,690	$32,189

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	Receive	5.66% (SOFR + 0.35%)	At Maturity	12/20/23	633	$9,307,700	$301,081
BNP Paribas	NASDAQ-100 Index	Receive	5.58% (Federal Funds Rate + 0.25%)	At Maturity	12/21/23	349	5,138,979	88,930
Goldman Sachs International	NASDAQ-100 Index	Receive	5.63% (Federal Funds Rate + 0.30%)	At Maturity	12/21/23	234	3,446,015	59,649
							$17,892,694	$449,660

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
INVERSE NASDAQ-100® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,048,817	$—	$—	$2,048,817
U.S. Treasury Bills	—	9,513,216	—	9,513,216
Federal Agency Discount Notes	—	1,191,829	—	1,191,829
Repurchase Agreements	—	7,242,303	—	7,242,303
Equity Futures Contracts**	32,189	—	—	32,189
Equity Index Swap Agreements**	—	449,660	—	449,660
Total Assets	$2,081,006	$18,397,008	$—	$20,478,014

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
INVERSE NASDAQ-100® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,195,958	$—	$—	$—	$2,964	$1,198,922	49,399	$33,027
Guggenheim Ultra Short Duration Fund — Institutional Class	846,408	—	—	—	3,487	849,895	87,169	22,401
	$2,042,366	$—	$—	$—	$6,451	$2,048,817		$55,428

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $10,703,647)	$10,705,045
Investments in affiliated issuers, at value (cost $2,033,556)	2,048,817
Repurchase agreements, at value (cost $7,242,303)	7,242,303
Unrealized appreciation on OTC swap agreements	449,660
Receivables:
Swap settlement	98,919
Fund shares sold	49,797
Dividends	9,317
Interest	2,131
Total assets	20,605,989

Liabilities:
Segregated cash due to broker	520,000
Payable for:
Fund shares redeemed	1,539,318
Management fees	15,656
Transfer agent fees	5,372
Portfolio accounting and administration fees	923
Distribution and service fees	681
Variation margin on futures contracts	300
Trustees’ fees*	293
Miscellaneous	12,251
Total liabilities	2,094,794
Net assets	$18,511,195

Net assets consist of:
Paid in capital	$95,563,955
Total distributable earnings (loss)	(77,052,760)
Net assets	$18,511,195

Investor Class:
Net assets	$16,549,661
Capital shares outstanding	778,489
Net asset value per share	$21.26

A-Class:
Net assets	$1,118,460
Capital shares outstanding	54,947
Net asset value per share	$20.36
Maximum offering price per share (Net asset value divided by 95.25%)	$21.38

C-Class:
Net assets	$325,162
Capital shares outstanding	19,480
Net asset value per share	$16.69

H-Class:
Net assets	$517,912
Capital shares outstanding	25,832
Net asset value per share	$20.05

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of affiliated issuers	$55,428
Interest	635,741
Total investment income	691,169

Expenses:
Management fees	114,944
Distribution and service fees:
A-Class	2,220
C-Class	1,340
H-Class	754
Transfer agent fees	26,882
Portfolio accounting and administration fees	19,467
Registration fees	14,872
Professional fees	6,086
Trustees’ fees*	2,824
Custodian fees	1,767
Interest expense	917
Miscellaneous	3,853
Total expenses	195,926
Less:
Expenses reimbursed by Adviser	(8,290)
Expenses waived by Adviser	(1,064)
Total waived/reimbursed expenses	(9,354)
Net expenses	186,572
Net investment income	504,597

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(436)
Swap agreements	(4,477,101)
Futures contracts	(59,223)
Net realized loss	(4,536,760)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,709)
Investments in affiliated issuers	6,451
Swap agreements	1,735,872
Futures contracts	32,189
Net change in unrealized appreciation (depreciation)	1,771,803
Net realized and unrealized loss	(2,764,957)
Net decrease in net assets resulting from operations	$(2,260,360)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$504,597	$702,459
Net realized loss on investments	(4,536,760)	(5,682,700)
Net change in unrealized appreciation (depreciation) on investments	1,771,803	(609,495)
Net decrease in net assets resulting from operations	(2,260,360)	(5,589,736)

Capital share transactions:
Proceeds from sale of shares
Investor Class	37,448,006	524,576,731
A-Class	2,829,471	6,472,154
C-Class	457,535	258,552
H-Class	3,647,356	15,316,386
Cost of shares redeemed
Investor Class	(48,697,003)	(503,565,331)
A-Class	(2,781,879)	(7,224,219)
C-Class	(156,199)	(1,075,097)
H-Class	(3,663,054)	(17,542,627)
Net increase (decrease) from capital share transactions	(10,915,767)	17,216,549
Net increase (decrease) in net assets	(13,176,127)	11,626,813

Net assets:
Beginning of period	31,687,322	20,060,509
End of period	$18,511,195	$31,687,322

Capital share activity:
Shares sold
Investor Class	1,784,111	20,063,694
A-Class	132,817	268,140
C-Class	26,746	12,742
H-Class	177,191	617,520
Shares redeemed
Investor Class	(2,296,777)	(19,458,419)
A-Class	(137,199)	(299,089)
C-Class	(9,473)	(51,367)
H-Class	(177,734)	(715,937)
Net increase (decrease) in shares	(500,318)	437,284

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$23.05	$21.73	$26.17	$47.65	$54.72	$63.05
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	.40	(.28)	(.40)	.09	.56
Net gain (loss) on investments (realized and unrealized)	(2.22)	.92 [f]	(4.16)	(21.05)	(6.83)	(8.89)
Total from investment operations	(1.79)	1.32	(4.44)	(21.45)	(6.74)	(8.33)
Less distributions from:
Net investment income	—	—	—	(.03)	(.33)	—
Total distributions	—	—	—	(.03)	(.33)	—
Net asset value, end of period	$21.26	$23.05	$21.73	$26.17	$47.65	$54.72

Total Return	(7.77%)	6.07%	(16.97%)	(45.03%)	(12.32%)	(13.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,550	$29,762	$14,902	$26,018	$59,321	$6,473
Ratios to average net assets:
Net investment income (loss)	3.98%	1.55%	(1.22%)	(1.28%)	0.17%	0.93%
Total expenses[c]	1.50%	1.59%	1.46%	1.54%	1.57%	1.56%
Net expenses[d]	1.43%	1.55%	1.44%	1.52%	1.54%	1.54%
Portfolio turnover rate	—	—	23%	37%	37%	38%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$22.10	$20.88	$25.22	$46.04	$53.01	$61.24
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.33	(.31)	(.45)	.19	.41
Net gain (loss) on investments (realized and unrealized)	(2.13)	.89 [f]	(4.03)	(20.34)	(6.83)	(8.64)
Total from investment operations	(1.74)	1.22	(4.34)	(20.79)	(6.64)	(8.23)
Less distributions from:
Net investment income	—	—	—	(.03)	(.33)	—
Total distributions	—	—	—	(.03)	(.33)	—
Net asset value, end of period	$20.36	$22.10	$20.88	$25.22	$46.04	$53.01

Total Return[e]	(7.87%)	5.84%	(17.21%)	(45.17%)	(12.53%)	(13.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,118	$1,311	$1,885	$1,489	$523	$835
Ratios to average net assets:
Net investment income (loss)	3.77%	1.35%	(1.41%)	(1.51%)	0.39%	0.72%
Total expenses[c]	1.75%	1.82%	1.70%	1.78%	1.81%	1.81%
Net expenses[d]	1.68%	1.78%	1.68%	1.76%	1.76%	1.79%
Portfolio turnover rate	—	—	23%	37%	37%	38%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$18.19	$17.31	$21.07	$38.76	$45.03	$52.43
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	(.24)	(.38)	(.60)	(.17)	(.06)
Net gain (loss) on investments (realized and unrealized)	(1.75)	1.12 [f]	(3.38)	(17.06)	(5.77)	(7.34)
Total from investment operations	(1.50)	.88	(3.76)	(17.66)	(5.94)	(7.40)
Less distributions from:
Net investment income	—	—	—	(.03)	(.33)	—
Total distributions	—	—	—	(.03)	(.33)	—
Net asset value, end of period	$16.69	$18.19	$17.31	$21.07	$38.76	$45.03

Total Return[e]	(8.25%)	5.08%	(17.85%)	(45.58%)	(13.19%)	(14.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$325	$40	$707	$73	$234	$128
Ratios to average net assets:
Net investment income (loss)	3.09%	(1.22%)	(2.16%)	(2.26%)	(0.41%)	(0.13%)
Total expenses[c]	2.50%	2.56%	2.45%	2.55%	2.57%	2.53%
Net expenses[d]	2.42%	2.55%	2.43%	2.54%	2.53%	2.53%
Portfolio turnover rate	—	—	23%	37%	37%	38%

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$21.77	$20.57	$24.83	$45.36	$52.24	$60.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	.09	(.32)	(.46)	(.02)	.37
Net gain (loss) on investments (realized and unrealized)	(2.10)	1.11 [f]	(3.94)	(20.04)	(6.53)	(8.50)
Total from investment operations	(1.72)	1.20	(4.26)	(20.50)	(6.55)	(8.13)
Less distributions from:
Net investment income	—	—	—	(.03)	(.33)	—
Total distributions	—	—	—	(.03)	(.33)	—
Net asset value, end of period	$20.05	$21.77	$20.57	$24.83	$45.36	$52.24

Total Return	(7.90%)	5.83%	(17.16%)	(45.21%)	(12.54%)	(13.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$518	$574	$2,567	$337	$583	$341
Ratios to average net assets:
Net investment income (loss)	3.75%	0.39%	(1.49%)	(1.51%)	(0.05%)	0.63%
Total expenses[c]	1.75%	1.83%	1.72%	1.79%	1.82%	1.81%
Net expenses[d]	1.68%	1.80%	1.71%	1.78%	1.79%	1.79%
Portfolio turnover rate	—	—	23%	37%	37%	38%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total return does not reflect the impact of any applicable sales charges.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Ten Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	8.4%
Guggenheim Strategy Fund II	2.3%
Hubbell, Inc.	0.6%
Jabil, Inc.	0.6%
Builders FirstSource, Inc.	0.5%
Reliance Steel & Aluminum Co.	0.5%
Deckers Outdoor Corp.	0.4%
Carlisle Companies, Inc.	0.4%
Watsco, Inc.	0.4%
Super Micro Computer, Inc.	0.4%
Top Ten Total	14.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(1.93%)	17.61%	3.32%	9.11%
A-Class Shares with sales charge‡	(6.59%)	12.03%	2.32%	8.58%
C-Class Shares	(2.28%)	16.73%	2.55%	8.30%
C-Class Shares with CDSC§	(3.26%)	15.73%	2.55%	8.30%
H-Class Shares	(1.93%)	17.61%	3.29%	9.14%
S&P MidCap 400 Index	0.45%	15.51%	6.06%	8.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 74.7%

Industrial - 18.2%
Hubbell, Inc.	184	$57,667
Jabil, Inc.	448	56,847
Builders FirstSource, Inc.*	428	53,282
Carlisle Companies, Inc.	171	44,333
Graco, Inc.	578	42,125
Owens Corning	307	41,878
Lennox International, Inc.	109	40,814
AECOM	475	39,444
Crown Holdings, Inc.	413	36,542
Saia, Inc.*	91	36,277
Lincoln Electric Holdings, Inc.	196	35,631
EMCOR Group, Inc.	161	33,873
Regal Rexnord Corp.	227	32,433
nVent Electric plc	567	30,045
XPO, Inc.*	397	29,640
Toro Co.	356	29,583
Clean Harbors, Inc.*	172	28,786
AptarGroup, Inc.	225	28,134
Knight-Swift Transportation Holdings, Inc.	552	27,683
Tetra Tech, Inc.	182	27,669
ITT, Inc.	281	27,513
TopBuild Corp.*	109	27,424
Advanced Drainage Systems, Inc.	237	26,978
Fortune Brands Innovations, Inc.	434	26,978
National Instruments Corp.	450	26,829
Woodward, Inc.	207	25,722
Curtiss-Wright Corp.	131	25,628
AGCO Corp.	213	25,194
Cognex Corp.	590	25,039
Berry Global Group, Inc.	404	25,012
Donaldson Company, Inc.	415	24,751
Chart Industries, Inc.*	144	24,353
GXO Logistics, Inc.*	407	23,871
Arrow Electronics, Inc.*	190	23,796
BWX Technologies, Inc.	313	23,469
Middleby Corp.*	183	23,424
Graphic Packaging Holding Co.	1,051	23,416
Universal Display Corp.	149	23,392
RBC Bearings, Inc.*	99	23,179
Trex Company, Inc.*	371	22,865
Simpson Manufacturing Company, Inc.	146	21,872
Landstar System, Inc.	123	21,764
UFP Industries, Inc.	212	21,709
Oshkosh Corp.	223	21,281
Littelfuse, Inc.	85	21,022
Eagle Materials, Inc.	121	20,149
MSA Safety, Inc.	126	19,864
Sensata Technologies Holding plc	522	19,742
Hexcel Corp.	289	18,825
Acuity Brands, Inc.	107	18,223
Sonoco Products Co.	335	18,207
Fluor Corp.*	491	18,020
Flowserve Corp.	449	17,857
Novanta, Inc.*	123	17,643
Valmont Industries, Inc.	72	17,295
Kirby Corp.*	204	16,891
Ryder System, Inc.	156	16,684
Timken Co.	224	16,462
Vontier Corp.	530	16,388
TD SYNNEX Corp.	164	16,377
Watts Water Technologies, Inc. — Class A	94	16,245
Avnet, Inc.	313	15,083
MasTec, Inc.*	207	14,898
Exponent, Inc.	174	14,894
Crane Co.	167	14,836
Coherent Corp.*	445	14,525
Stericycle, Inc.*	317	14,173
Belden, Inc.	145	14,000
MDU Resources Group, Inc.	697	13,647
Esab Corp.	194	13,623
Terex Corp.	231	13,310
EnerSys	140	13,254
GATX Corp.	121	13,168
Silgan Holdings, Inc.	286	12,329
Louisiana-Pacific Corp.	220	12,159
Vishay Intertechnology, Inc.	434	10,728
Knife River Corp.*	174	8,496
Werner Enterprises, Inc.	217	8,452
Worthington Industries, Inc.	104	6,429
Greif, Inc. — Class A	87	5,813
Vicor Corp.*	77	4,535
Total Industrial		1,882,391

Financial - 15.8%
Gaming and Leisure Properties, Inc. REIT	899	40,949
Equity LifeStyle Properties, Inc. REIT	637	40,583
Fidelity National Financial, Inc.	885	36,550
Rexford Industrial Realty, Inc. REIT	706	34,841
RenaissanceRe Holdings Ltd.	175	34,636
Reinsurance Group of America, Inc. — Class A	227	32,958
Annaly Capital Management, Inc. REIT	1,690	31,789
Interactive Brokers Group, Inc. — Class A	366	31,681
Kinsale Capital Group, Inc.	75	31,060
Unum Group	629	30,941
CubeSmart REIT	769	29,322
New York Community Bancorp, Inc.	2,472	28,032
Omega Healthcare Investors, Inc. REIT	838	27,788
EastGroup Properties, Inc. REIT	155	25,812
East West Bancorp, Inc.	484	25,512
American Financial Group, Inc.	227	25,349
Lamar Advertising Co. — Class A REIT	300	25,041
Erie Indemnity Co. — Class A	85	24,972
Ally Financial, Inc.	929	24,785
Old Republic International Corp.	906	24,408
Voya Financial, Inc.	362	24,055
Webster Financial Corp.	593	23,904
Primerica, Inc.	122	23,669
Jones Lang LaSalle, Inc.*	163	23,012
Jefferies Financial Group, Inc.	605	22,161
NNN REIT, Inc.	624	22,052

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Stifel Financial Corp.	357	$21,934
First Industrial Realty Trust, Inc. REIT	453	21,558
Brixmor Property Group, Inc. REIT	1,029	21,383
Selective Insurance Group, Inc.	207	21,356
STAG Industrial, Inc. REIT	615	21,224
First Horizon Corp.	1,912	21,070
SEI Investments Co.	344	20,719
Cullen/Frost Bankers, Inc.	219	19,975
First American Financial Corp.	353	19,941
Healthcare Realty Trust, Inc. REIT	1,303	19,897
Starwood Property Trust, Inc. REIT	1,017	19,679
RLI Corp.	137	18,617
Commerce Bancshares, Inc.	388	18,616
Agree Realty Corp. REIT	329	18,174
Pinnacle Financial Partners, Inc.	263	17,632
Prosperity Bancshares, Inc.	321	17,520
SouthState Corp.	260	17,514
Essent Group Ltd.	366	17,308
Western Union Co.	1,282	16,897
Evercore, Inc. — Class A	119	16,408
Spirit Realty Capital, Inc. REIT	484	16,228
MGIC Investment Corp.	966	16,123
Kite Realty Group Trust REIT	751	16,086
Wintrust Financial Corp.	209	15,780
Apartment Income REIT Corp.	511	15,688
Affiliated Managers Group, Inc.	120	15,641
Old National Bancorp	1,001	14,555
Columbia Banking System, Inc.	714	14,494
Synovus Financial Corp.	500	13,900
Hanover Insurance Group, Inc.	122	13,540
Home BancShares, Inc.	645	13,506
Bank OZK	360	13,345
Rayonier, Inc. REIT	467	13,291
Cadence Bank	625	13,262
FNB Corp.	1,228	13,250
United Bankshares, Inc.	462	12,747
Valley National Bancorp	1,459	12,489
Vornado Realty Trust REIT	548	12,429
PotlatchDeltic Corp. REIT	273	12,391
Janus Henderson Group plc	453	11,696
Kilroy Realty Corp. REIT	365	11,538
Medical Properties Trust, Inc. REIT[1]	2,048	11,162
First Financial Bankshares, Inc.	440	11,053
Sabra Health Care REIT, Inc.	791	11,027
Brighthouse Financial, Inc.*	224	10,963
Hancock Whitney Corp.	295	10,912
Independence Realty Trust, Inc. REIT	768	10,806
Glacier Bancorp, Inc.	379	10,801
EPR Properties REIT	258	10,717
Cousins Properties, Inc. REIT	519	10,572
SLM Corp.	774	10,542
Federated Hermes, Inc. — Class B	302	10,229
Physicians Realty Trust REIT	816	9,947
Texas Capital Bancshares, Inc.*	164	9,660
UMB Financial Corp.	149	9,245
CNO Financial Group, Inc.	387	9,183
COPT Defense Properties REIT	385	9,175
Park Hotels & Resorts, Inc. REIT	738	9,092
National Storage Affiliates Trust REIT	284	9,014
Associated Banc-Corp.	516	8,829
Kemper Corp.	206	8,658
International Bancshares Corp.	183	7,931
Total Financial		1,634,781

Consumer, Cyclical - 11.6%
Deckers Outdoor Corp.*	89	45,754
Watsco, Inc.	115	43,438
Casey’s General Stores, Inc.	128	34,755
Williams-Sonoma, Inc.	220	34,188
BJ’s Wholesale Club Holdings, Inc.*	460	32,830
Aramark	893	30,987
Five Below, Inc.*	190	30,571
Vail Resorts, Inc.	132	29,290
Lithia Motors, Inc. — Class A	94	27,761
Toll Brothers, Inc.	374	27,661
Churchill Downs, Inc.	233	27,037
Lear Corp.	201	26,974
Mattel, Inc.*	1,212	26,700
Gentex Corp.	799	25,999
Tempur Sealy International, Inc.	589	25,527
Autoliv, Inc.	260	25,085
Dick’s Sporting Goods, Inc.	214	23,236
Murphy USA, Inc.	67	22,896
Skechers USA, Inc. — Class A*	460	22,517
Light & Wonder, Inc. — Class A*	312	22,255
Texas Roadhouse, Inc. — Class A	228	21,911
WESCO International, Inc.	151	21,717
Capri Holdings Ltd.*	397	20,886
Wyndham Hotels & Resorts, Inc.	288	20,027
Polaris, Inc.	182	18,954
Brunswick Corp.	239	18,881
Crocs, Inc.*	211	18,616
Wingstop, Inc.	103	18,524
Thor Industries, Inc.	182	17,314
PVH Corp.	215	16,450
Ollie’s Bargain Outlet Holdings, Inc.*	211	16,285
Dolby Laboratories, Inc. — Class A	204	16,169
Taylor Morrison Home Corp. — Class A*	375	15,979
MSC Industrial Direct Company, Inc. — Class A	162	15,900
GameStop Corp. — Class A*,1	918	15,110
TKO Group Holdings, Inc.	179	15,047
Boyd Gaming Corp.	243	14,782
Harley-Davidson, Inc.	441	14,579
Fox Factory Holding Corp.*	145	14,367
YETI Holdings, Inc.*	297	14,321
Planet Fitness, Inc. — Class A*	289	14,213
RH*	53	14,011
AutoNation, Inc.*	92	13,929
Visteon Corp.*	96	13,255
FirstCash Holdings, Inc.	127	12,748
KB Home	266	12,310
Goodyear Tire & Rubber Co.*	970	12,057

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
Penn Entertainment, Inc.*	517	$11,865
Wendy’s Co.	580	11,838
Adient plc*	320	11,744
Marriott Vacations Worldwide Corp.	116	11,673
Leggett & Platt, Inc.	456	11,587
Penske Automotive Group, Inc.	67	11,193
Macy’s, Inc.	933	10,832
Choice Hotels International, Inc.	86	10,536
Hilton Grand Vacations, Inc.*	249	10,134
Travel + Leisure Co.	253	9,293
Columbia Sportswear Co.	120	8,892
Carter’s, Inc.	127	8,782
Kohl’s Corp.	378	7,923
Gap, Inc.	730	7,760
Scotts Miracle-Gro Co. — Class A	142	7,339
Topgolf Callaway Brands Corp.*	489	6,768
Nordstrom, Inc.	332	4,960
Under Armour, Inc. — Class A*	646	4,425
Under Armour, Inc. — Class C*	684	4,364
Total Consumer, Cyclical		1,195,711

Consumer, Non-cyclical - 11.2%
Neurocrine Biosciences, Inc.*	334	37,575
United Therapeutics Corp.*	161	36,365
Penumbra, Inc.*	132	31,932
Performance Food Group Co.*	534	31,431
US Foods Holding Corp.*	777	30,847
Service Corporation International	516	29,484
Celsius Holdings, Inc.*	168	28,829
Darling Ingredients, Inc.*	546	28,501
Repligen Corp.*	177	28,145
Jazz Pharmaceuticals plc*	216	27,959
WEX, Inc.*	147	27,649
Chemed Corp.	52	27,024
Paylocity Holding Corp.*	147	26,710
Shockwave Medical, Inc.*	126	25,087
Exelixis, Inc.*	1,089	23,795
Encompass Health Corp.	343	23,036
Tenet Healthcare Corp.*	347	22,864
H&R Block, Inc.	521	22,434
Ingredion, Inc.	226	22,238
Acadia Healthcare Company, Inc.*	315	22,148
HealthEquity, Inc.*	292	21,331
Bruker Corp.	337	20,995
Morningstar, Inc.	89	20,847
FTI Consulting, Inc.*	116	20,696
Globus Medical, Inc. — Class A*	402	19,959
Option Care Health, Inc.*	616	19,928
Medpace Holdings, Inc.*	79	19,128
BellRing Brands, Inc.*	450	18,553
Halozyme Therapeutics, Inc.*	451	17,228
Lantheus Holdings, Inc.*	234	16,258
Envista Holdings Corp.*	561	15,641
Haemonetics Corp.*	174	15,587
Sprouts Farmers Market, Inc.*	349	14,937
Post Holdings, Inc.*	174	14,919
Perrigo Company plc	463	14,793
Flowers Foods, Inc.	658	14,595
ASGN, Inc.*	166	13,559
Coty, Inc. — Class A*	1,226	13,449
Masimo Corp.*	152	13,327
Euronet Worldwide, Inc.*	161	12,780
Neogen Corp.*	673	12,478
Boston Beer Company, Inc. — Class A*	32	12,465
ManpowerGroup, Inc.	170	12,464
QuidelOrtho Corp.*	169	12,344
Avis Budget Group, Inc.*	68	12,219
Insperity, Inc.	124	12,102
Grand Canyon Education, Inc.*	102	11,922
Lancaster Colony Corp.	70	11,552
Brink’s Co.	159	11,550
Inari Medical, Inc.*	175	11,445
Amedisys, Inc.*	112	10,461
Azenta, Inc.*	206	10,339
Coca-Cola Consolidated, Inc.	16	10,181
R1 RCM, Inc.*	674	10,157
Arrowhead Pharmaceuticals, Inc.*	367	9,861
Grocery Outlet Holding Corp.*	338	9,751
LivaNova plc*	184	9,730
Progyny, Inc.*	284	9,662
Helen of Troy Ltd.*	82	9,558
Integra LifeSciences Holdings Corp.*	242	9,242
Enovis Corp.*	170	8,964
Patterson Companies, Inc.	291	8,625
ICU Medical, Inc.*	69	8,212
Graham Holdings Co. — Class B	13	7,579
Hertz Global Holdings, Inc.*	458	5,611
Sotera Health Co.*	338	5,063
Pilgrim’s Pride Corp.*	138	3,151
Total Consumer, Non-cyclical		1,159,251

Technology - 5.9%
Super Micro Computer, Inc.*	156	42,778
Manhattan Associates, Inc.*	211	41,706
Lattice Semiconductor Corp.*	472	40,559
Dynatrace, Inc.*	813	37,991
KBR, Inc.	462	27,230
CACI International, Inc. — Class A*	78	24,487
Dropbox, Inc. — Class A*	882	24,017
Genpact Ltd.	571	20,670
Aspen Technology, Inc.*	97	19,813
Science Applications International Corp.	184	19,420
Qualys, Inc.*	126	19,221
MKS Instruments, Inc.	215	18,606
ZoomInfo Technologies, Inc. — Class A*	1,044	17,122
Wolfspeed, Inc.*	426	16,231
ExlService Holdings, Inc.*	567	15,899
Maximus, Inc.	208	15,534
Teradata Corp.*	342	15,397
MACOM Technology Solutions Holdings, Inc.*	185	15,092
Power Integrations, Inc.	196	14,957
Cirrus Logic, Inc.*	187	13,831
Silicon Laboratories, Inc.*	109	12,632

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
NCR Corp.*	458	$12,352
Synaptics, Inc.*	135	12,074
Concentrix Corp.	148	11,856
Kyndryl Holdings, Inc.*	783	11,823
Lumentum Holdings, Inc.*	235	10,617
IPG Photonics Corp.*	102	10,357
Blackbaud, Inc.*	147	10,337
CommVault Systems, Inc.*	150	10,142
Crane NXT Co.	165	9,169
Doximity, Inc. — Class A*	430	9,125
ACI Worldwide, Inc.*	372	8,392
Amkor Technology, Inc.	353	7,978
Allegro MicroSystems, Inc.*	244	7,793
Envestnet, Inc.*	170	7,485
Total Technology		612,693

Energy - 4.5%
Ovintiv, Inc.	868	41,291
Chesapeake Energy Corp.	385	33,198
HF Sinclair Corp.	498	28,351
NOV, Inc.	1,347	28,153
Range Resources Corp.	826	26,771
Antero Resources Corp.*	966	24,517
Southwestern Energy Co.*	3,769	24,310
ChampionX Corp.	673	23,972
Civitas Resources, Inc.	292	23,614
Murphy Oil Corp.	508	23,038
Chord Energy Corp.	142	23,014
Matador Resources Co.	379	22,543
Weatherford International plc*	247	22,311
PBF Energy, Inc. — Class A	376	20,127
DT Midstream, Inc.	332	17,569
Valaris Ltd.*	218	16,346
Antero Midstream Corp.	1,165	13,957
Equitrans Midstream Corp.	1,483	13,896
Permian Resources Corp.	950	13,262
CNX Resources Corp.*	553	12,487
Sunrun, Inc.*	743	9,332
Total Energy		462,059

Basic Materials - 3.4%
Reliance Steel & Aluminum Co.	200	52,446
RPM International, Inc.	442	41,906
Cleveland-Cliffs, Inc.*	1,741	27,212
United States Steel Corp.	763	24,782
Royal Gold, Inc.	225	23,924
Olin Corp.	431	21,541
Axalta Coating Systems Ltd.*	759	20,417
Commercial Metals Co.	400	19,764
Alcoa Corp.	611	17,756
Valvoline, Inc.	474	15,282
Ashland, Inc.	175	14,294
Chemours Co.	507	14,221
Westlake Corp.	109	13,589
Cabot Corp.	191	13,231
Avient Corp.	312	11,020
NewMarket Corp.	24	10,921
MP Materials Corp.*	492	9,397
Total Basic Materials		351,703

Utilities - 2.5%
Vistra Corp.	1,182	39,219
Essential Utilities, Inc.	833	28,597
OGE Energy Corp.	685	22,831
UGI Corp.	717	16,491
National Fuel Gas Co.	314	16,300
IDACORP, Inc.	173	16,201
Portland General Electric Co.	346	14,006
New Jersey Resources Corp.	334	13,571
PNM Resources, Inc.	294	13,115
ONE Gas, Inc.	190	12,973
Ormat Technologies, Inc.	184	12,865
Southwest Gas Holdings, Inc.	205	12,384
Black Hills Corp.	230	11,636
ALLETE, Inc.	196	10,349
Spire, Inc.	180	10,184
Northwestern Energy Group, Inc.	205	9,852
Total Utilities		260,574

Communications - 1.6%
GoDaddy, Inc. — Class A*	502	37,389
Ciena Corp.*	512	24,197
New York Times Co. — Class A	560	23,072
Iridium Communications, Inc.	428	19,470
Nexstar Media Group, Inc. — Class A	114	16,344
Frontier Communications Parent, Inc.*	757	11,847
Ziff Davis, Inc.*	159	10,127
TEGNA, Inc.	690	10,054
Cable One, Inc.	16	9,850
Calix, Inc.*	202	9,259
Total Communications		171,609

Total Common Stocks
(Cost $6,868,771)		7,730,772

MUTUAL FUNDS† - 10.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	88,750	865,317
Guggenheim Strategy Fund II2	9,844	238,904
Total Mutual Funds
(Cost $1,123,598)		1,104,221

	Face Amount
U.S. TREASURY BILLS†† - 1.6%
U.S. Treasury Bills
5.27% due 11/07/23[3,4]	$100,000	99,473
4.66% due 10/05/23[4,5]	70,000	69,969
Total U.S. Treasury Bills
(Cost $169,418)		169,442

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,6 - 14.8%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[3]	$861,568	$861,568
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[3]	334,678	334,678
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[3]	331,372	331,372
Total Repurchase Agreements
(Cost $1,527,618)		$1,527,618

	Shares
SECURITIES LENDING COLLATERAL†,7 - 0.2%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[8]	20,316	20,316
Total Securities Lending Collateral
(Cost $20,316)		20,316

Total Investments - 102.0%
(Cost $9,709,721)		$10,552,369
Other Assets & Liabilities, net - (2.0)%		(208,359)
Total Net Assets - 100.0%		$10,344,010

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	5	Dec 2023	$1,260,000	$(35,268)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P MidCap 400 Index	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	12/21/23	263	$657,151	$(11,321)
Barclays Bank plc	S&P MidCap 400 Index	Pay	5.66% (SOFR + 0.35%)	At Maturity	12/20/23	498	1,245,730	(24,951)
Goldman Sachs International	S&P MidCap 400 Index	Pay	5.58% (Federal Funds Rate + 0.25%)	At Maturity	12/21/23	1,927	4,821,710	(56,051)
							$6,724,591	$(92,323)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,730,772	$—	$—	$7,730,772
Mutual Funds	1,104,221	—	—	1,104,221
U.S. Treasury Bills	—	169,442	—	169,442
Repurchase Agreements	—	1,527,618	—	1,527,618
Securities Lending Collateral	20,316	—	—	20,316
Total Assets	$8,855,309	$1,697,060	$—	$10,552,369

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$35,268	$—	$—	$35,268
Equity Index Swap Agreements**	—	92,323	—	92,323
Total Liabilities	$35,268	$92,323	$—	$127,591

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$238,314	$—	$—	$—	$590	$238,904	9,844	$6,581
Guggenheim Ultra Short Duration Fund — Institutional Class	861,767	—	—	—	3,550	865,317	88,750	22,808
	$1,100,081	$—	$—	$—	$4,140	$1,104,221		$29,389

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value - including $19,696 of securities loaned (cost $7,058,505)	$7,920,530
Investments in affiliated issuers, at value (cost $1,123,598)	1,104,221
Repurchase agreements, at value (cost $1,527,618)	1,527,618
Cash	135
Segregated cash with broker	37,303
Receivables:
Securities sold	15,265
Dividends	13,623
Fund shares sold	1,408
Interest	449
Securities lending income	16
Total assets	10,620,568

Liabilities:
Unrealized depreciation on OTC swap agreements	92,323
Payable for:
Fund shares redeemed	126,021
Return of securities lending collateral	20,316
Swap settlement	14,406
Management fees	7,415
Variation margin on futures contracts	5,700
Transfer agent fees	2,431
Distribution and service fees	2,233
Portfolio accounting and administration fees	442
Trustees’ fees*	134
Miscellaneous	5,137
Total liabilities	276,558
Net assets	$10,344,010

Net assets consist of:
Paid in capital	$12,010,333
Total distributable earnings (loss)	(1,666,323)
Net assets	$10,344,010

A-Class:
Net assets	$2,609,515
Capital shares outstanding	26,377
Net asset value per share	$98.93
Maximum offering price per share (Net asset value divided by 95.25%)	$103.86

C-Class:
Net assets	$188,997
Capital shares outstanding	2,358
Net asset value per share	$80.15

H-Class:
Net assets	$7,545,498
Capital shares outstanding	75,923
Net asset value per share	$99.38

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$62,359
Dividends from securities of affiliated issuers	29,389
Interest	38,922
Income from securities lending, net	478
Total investment income	131,148

Expenses:
Management fees	47,512
Distribution and service fees:
A-Class	4,317
C-Class	702
H-Class	8,705
Transfer agent fees	10,923
Portfolio accounting and administration fees	8,047
Registration fees	5,154
Professional fees	2,707
Interest expense	2,141
Trustees’ fees*	939
Custodian fees	719
Miscellaneous	819
Total expenses	92,685
Less:
Expenses reimbursed by Adviser	(3,518)
Expenses waived by Adviser	(1,083)
Total waived/reimbursed expenses	(4,601)
Net expenses	88,084
Net investment income	43,064

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(34,288)
Swap agreements	230,192
Futures contracts	(11,340)
Net realized gain	184,564
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	5,549
Investments in affiliated issuers	4,140
Swap agreements	(320,597)
Futures contracts	(59,142)
Net change in unrealized appreciation (depreciation)	(370,050)
Net realized and unrealized loss	(185,486)
Net decrease in net assets resulting from operations	$(142,422)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$43,064	$44,699
Net realized gain (loss) on investments	184,564	(2,167,742)
Net change in unrealized appreciation (depreciation) on investments	(370,050)	71,279
Net decrease in net assets resulting from operations	(142,422)	(2,051,764)

Capital share transactions:
Proceeds from sale of shares
A-Class	452,539	1,273,678
C-Class	104,300	3,775
H-Class	8,353,700	30,349,399
Cost of shares redeemed
A-Class	(1,533,671)	(1,038,553)
C-Class	(20,943)	(88,795)
H-Class	(7,635,460)	(32,255,891)
Net decrease from capital share transactions	(279,535)	(1,756,387)
Net decrease in net assets	(421,957)	(3,808,151)

Net assets:
Beginning of period	10,765,967	14,574,118
End of period	$10,344,010	$10,765,967

Capital share activity:
Shares sold
A-Class	4,627	13,383
C-Class	1,225	46
H-Class	82,222	301,824
Shares redeemed
A-Class	(15,283)	(11,115)
C-Class	(249)	(1,100)
H-Class	(74,553)	(322,539)
Net decrease in shares	(2,011)	(19,501)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$100.88	$115.54	$131.92	$56.02	$89.82	$90.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.42	.41	(.72)	(.68)	.37	.58
Net gain (loss) on investments (realized and unrealized)	(2.37)	(15.07)	6.46	77.00	(33.98)	(.73)
Total from investment operations	(1.95)	(14.66)	5.74	76.32	(33.61)	(.15)
Less distributions from:
Net investment income	—	—	—	(.42)	(.19)	(.11)
Net realized gains	—	—	(22.12)	—	—	(.30)
Total distributions	—	—	(22.12)	(.42)	(.19)	(.41)
Net asset value, end of period	$98.93	$100.88	$115.54	$131.92	$56.02	$89.82

Total Return[c]	(1.93%)	(12.69%)	3.49%	136.41%	(37.52%)	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,610	$3,736	$4,017	$4,337	$1,950	$3,469
Ratios to average net assets:
Net investment income (loss)	0.81%	0.41%	(0.54%)	(0.75%)	0.40%	0.64%
Total expenses[d]	1.75%	1.70%	1.66%	1.75%	1.77%	1.77%
Net expenses[e]	1.66%	1.65%	1.65%	1.72%	1.72%	1.75%
Portfolio turnover rate	9%	44%	159%	501%	617%	721%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$82.02	$94.68	$112.55	$48.18	$77.86	$78.99
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.34)	(1.48)	(1.12)	(.27)	(.09)
Net gain (loss) on investments (realized and unrealized)	(1.92)	(12.32)	5.73	65.91	(29.22)	(.63)
Total from investment operations	(1.87)	(12.66)	4.25	64.79	(29.49)	(.72)
Less distributions from:
Net investment income	—	—	—	(.42)	(.19)	(.11)
Net realized gains	—	—	(22.12)	—	—	(.30)
Total distributions	—	—	(22.12)	(.42)	(.19)	(.41)
Net asset value, end of period	$80.15	$82.02	$94.68	$112.55	$48.18	$77.86

Total Return[c]	(2.28%)	(13.37%)	2.71%	134.67%	(37.98%)	(0.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$189	$113	$231	$653	$1,933	$3,722
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.42%)	(1.31%)	(1.59%)	(0.34%)	(0.12%)
Total expenses[d]	2.50%	2.45%	2.41%	2.52%	2.52%	2.51%
Net expenses[e]	2.40%	2.40%	2.39%	2.50%	2.47%	2.50%
Portfolio turnover rate	9%	44%	159%	501%	617%	721%

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$101.34	$116.07	$132.43	$56.24	$90.18	$90.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	.36	(.76)	(.60)	.27	.42
Net gain (loss) on investments (realized and unrealized)	(2.39)	(15.09)	6.52	77.21	(34.02)	(.65)
Total from investment operations	(1.96)	(14.73)	5.76	76.61	(33.75)	(.23)
Less distributions from:
Net investment income	—	—	—	(.42)	(.19)	(.11)
Net realized gains	—	—	(22.12)	—	—	(.30)
Total distributions	—	—	(22.12)	(.42)	(.19)	(.41)
Net asset value, end of period	$99.38	$101.34	$116.07	$132.43	$56.24	$90.18

Total Return	(1.93%)	(12.69%)	3.49%	136.39%	(37.52%)	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,545	$6,917	$10,327	$12,089	$4,054	$14,017
Ratios to average net assets:
Net investment income (loss)	0.83%	0.36%	(0.57%)	(0.64%)	0.28%	0.49%
Total expenses[d]	1.75%	1.70%	1.66%	1.74%	1.79%	1.78%
Net expenses[e]	1.66%	1.65%	1.65%	1.72%	1.77%	1.77%
Portfolio turnover rate	9%	44%	159%	501%	617%	721%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	6.2%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.8%
Total	12.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	2.88%	(9.85%)	(9.77%)	(11.12%)
A-Class Shares with sales charge‡	(2.00%)	(14.13%)	(10.65%)	(11.55%)
C-Class Shares	3.20%**	(9.51%)**	(10.18%)	(11.64%)
C-Class Shares with CDSC§	2.20%	(10.42%)	(10.18%)	(11.64%)
H-Class Shares	2.89%	(9.82%)	(9.75%)	(11.10%)
S&P MidCap 400 Index	0.45%	15.51%	6.06%	8.94%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**	Certain class-specific fees were not charged to C-Class shares due to low average daily net assets and shares outstanding in C-Class.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
INVERSE MID-CAP STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 12.0%
Guggenheim Strategy Fund II1	2,020	$49,025
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	4,630	45,143
Total Mutual Funds
(Cost $95,671)		94,168

	Face Amount
U.S. TREASURY BILLS†† - 25.5%
U.S. Treasury Bills
5.27% due 11/07/23[2,3]	$200,000	198,945
Total U.S. Treasury Bills
(Cost $198,917)		198,945

REPURCHASE AGREEMENTS††,4 - 56.5%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[2]	248,417	248,417
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[2]	96,498	96,498
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[2]	95,545	95,545
Total Repurchase Agreements
(Cost $440,460)		440,460

Total Investments - 94.0%
(Cost $735,048)		$733,573
Other Assets & Liabilities, net - 6.0%		46,422
Total Net Assets - 100.0%		$779,995

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	Receive	5.51% (SOFR + 0.20%)	At Maturity	12/20/23	131	$327,762	$6,872
Goldman Sachs International	S&P MidCap 400 Index	Receive	5.28% (Federal Funds Rate - 0.05%)	At Maturity	12/21/23	132	329,729	5,680
BNP Paribas	S&P MidCap 400 Index	Receive	5.38% (Federal Funds Rate + 0.05%)	At Maturity	12/21/23	47	118,035	2,034
							$775,526	$14,586

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$94,168	$—	$—	$94,168
U.S. Treasury Bills	—	198,945	—	198,945
Repurchase Agreements	—	440,460	—	440,460
Equity Index Swap Agreements**	—	14,586	—	14,586
Total Assets	$94,168	$653,991	$—	$748,159

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$48,904	$—	$—	$—	$121	$49,025	2,020	$1,350
Guggenheim Ultra Short Duration Fund — Institutional Class	44,958	—	—	—	185	45,143	4,630	1,190
	$93,862	$—	$—	$—	$306	$94,168		$2,540

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $198,917)	$198,945
Investments in affiliated issuers, at value (cost $95,671)	94,168
Repurchase agreements, at value (cost $440,460)	440,460
Unrealized appreciation on OTC swap agreements	14,586
Receivables:
Swap settlement	38,217
Dividends	428
Interest	130
Total assets	786,934

Liabilities:
Payable for:
Fund shares redeemed	2,092
Management fees	2,040
Transfer agent fees	710
Distribution and service fees	569
Portfolio accounting and administration fees	119
Trustees’ fees*	41
Miscellaneous	1,368
Total liabilities	6,939
Net assets	$779,995

Net assets consist of:
Paid in capital	$6,900,459
Total distributable earnings (loss)	(6,120,464)
Net assets	$779,995

A-Class:
Net assets	$56,041
Capital shares outstanding	917
Net asset value per share	$61.11
Maximum offering price per share (Net asset value divided by 95.25%)	$64.16

C-Class:
Net assets	$132
Capital shares outstanding	2
Net asset value per share	$53.26

H-Class:
Net assets	$723,822
Capital shares outstanding	11,835
Net asset value per share	$61.16

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of affiliated issuers	$2,540
Interest	92,410
Total investment income	94,950

Expenses:
Management fees	16,442
Distribution and service fees:
A-Class	72
H-Class	4,494
Transfer agent fees	3,776
Portfolio accounting and administration fees	2,785
Registration fees	1,409
Professional fees	847
Trustees’ fees*	253
Custodian fees	246
Interest expense	2
Miscellaneous	845
Total expenses	31,171
Less:
Expenses reimbursed by Adviser	(1,181)
Expenses waived by Adviser	(56)
Total waived/reimbursed expenses	(1,237)
Net expenses	29,934
Net investment income	65,016

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(124,150)
Net realized loss	(124,150)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	32
Investments in affiliated issuers	306
Swap agreements	98,597
Net change in unrealized appreciation (depreciation)	98,935
Net realized and unrealized loss	(25,215)
Net increase in net assets resulting from operations	$39,801

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$65,016	$15,793
Net realized loss on investments	(124,150)	(262,402)
Net change in unrealized appreciation (depreciation) on investments	98,935	(79,499)
Net increase (decrease) in net assets resulting from operations	39,801	(326,108)

Capital share transactions:
Proceeds from sale of shares
A-Class	86,021	28,054
C-Class	—	34,650
H-Class	2,987,885	12,682,143
Cost of shares redeemed
A-Class	(89,387)	(32,440)
C-Class	—	(32,762)
H-Class	(4,891,921)	(10,058,036)
Net increase (decrease) from capital share transactions	(1,907,402)	2,621,609
Net increase (decrease) in net assets	(1,867,601)	2,295,501

Net assets:
Beginning of period	2,647,596	352,095
End of period	$779,995	$2,647,596

Capital share activity:
Shares sold
A-Class	1,410	461
C-Class	—	581
H-Class	50,253	206,583
Shares redeemed
A-Class	(1,477)	(537)
C-Class	—	(581)
H-Class	(81,977)	(168,074)
Net increase (decrease) in shares	(31,791)	38,433

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[j]	Year Ended March 31, 2019[j]
Per Share Data
Net asset value, beginning of period	$59.40	$57.57	$63.60	$127.90	$109.10	$111.55
Income (loss) from investment operations:
Net investment income (loss)[b]	1.05	.90	(.75)	(.45)	.75	.65
Net gain (loss) on investments (realized and unrealized)	.66 [f]	.93 [f]	(5.28)	(63.36)	18.85 [f]	(3.10)
Total from investment operations	1.71	1.83	(6.03)	(63.81)	19.60	(2.45)
Less distributions from:
Net investment income	—	—	—	(.49)	(.80)	—
Total distributions	—	—	—	(.49)	(.80)	—
Net asset value, end of period	$61.11	$59.40	$57.57	$63.60	$127.90	$109.10

Total Return[c]	2.88%	3.18%	(9.48%)	(49.94%)	18.13%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56	$58	$61	$100	$60	$133
Ratios to average net assets:
Net investment income (loss)	3.55%	1.48%	(1.25%)	(1.29%)	0.68%	0.60%
Total expenses[d]	1.71%	1.66%	1.66%	1.76%	1.77%	1.77%
Net expenses[e]	1.64%	1.61%	1.63%	1.73%	1.70%	1.75%
Portfolio turnover rate	—	—	24%	42%	—	48%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[j]	Year Ended March 31, 2019[j]
Per Share Data
Net asset value, beginning of period	$51.61	$50.06	$55.65	$112.07	$97.04	$99.70
Income (loss) from investment operations:
Net investment income (loss)[b]	1.00	(.54)	(1.10)	(.83)	— [g]	(.30)
Net gain (loss) on investments (realized and unrealized)	.65 [f]	2.09 [f]	(4.49)	(55.10)	15.83 [f]	(2.36)
Total from investment operations	1.65	1.55	(5.59)	(55.93)	15.83	(2.66)
Less distributions from:
Net investment income	—	—	—	(.49)	(.80)	—
Total distributions	—	—	—	(.49)	(.80)	—
Net asset value, end of period	$53.26	$51.61	$50.06	$55.65	$112.07	$97.04

Total Return[c]	3.20%	3.10%	(10.04%)	(50.08%)	16.78%	(2.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [h]	$— [h]	$— [h]	$3	$– [h]	$– [h]
Ratios to average net assets:
Net investment income (loss)	3.13%	(0.94%)	(2.11%)	(1.95%)	0.00%[i]	(0.33%)
Total expenses[d]	1.56%	2.39%	2.39%	2.49%	2.63%	2.47%
Net expenses[e]	1.56%	2.39%	2.39%	2.46%	2.63%	2.47%
Portfolio turnover rate	—	—	24%	42%	—	48%

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[j]	Year Ended March 31, 2019[j]
Per Share Data
Net asset value, beginning of period	$59.44	$57.62	$63.65	$128.00	$109.20	$111.46
Income (loss) from investment operations:
Net investment income (loss)[b]	1.05	.81	(.84)	(.42)	.70	.65
Net gain (loss) on investments (realized and unrealized)	.67 [f]	1.01 [f]	(5.19)	(63.44)	18.90 [f]	(2.91)
Total from investment operations	1.72	1.82	(6.03)	(63.86)	19.60	(2.26)
Less distributions from:
Net investment income	—	—	—	(.49)	(.80)	—
Total distributions	—	—	—	(.49)	(.80)	—
Net asset value, end of period	$61.16	$59.44	$57.62	$63.65	$128.00	$109.20

Total Return	2.89%	3.16%	(9.47%)	(49.94%)	18.11%	(2.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$724	$2,589	$291	$779	$1,488	$769
Ratios to average net assets:
Net investment income (loss)	3.56%	1.32%	(1.40%)	(1.38%)	0.65%	0.61%
Total expenses[d]	1.71%	1.71%	1.66%	1.77%	1.78%	1.77%
Net expenses[e]	1.64%	1.67%	1.64%	1.75%	1.70%	1.75%
Portfolio turnover rate	—	—	24%	42%	—	48%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[g]	Less than $0.01 per share.
[h]	Less than $1,000 in Net Assets.
[i]	Less than 0.01%
[j]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	10.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	9.5%
Super Micro Computer, Inc.	0.4%
Chart Industries, Inc.	0.2%
ChampionX Corp.	0.2%
Chord Energy Corp.	0.2%
Matador Resources Co.	0.2%
Murphy Oil Corp.	0.2%
Light & Wonder, Inc. — Class A	0.2%
Weatherford International plc	0.2%
Top Ten Total	22.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(2.80%)	7.91%	(1.86%)	5.69%
A-Class Shares with sales charge‡	(7.42%)	2.79%	(2.82%)	5.17%
C-Class Shares	(3.19%)	7.10%	(2.60%)	4.89%
C-Class Shares with CDSC§	(4.16%)	6.10%	(2.60%)	4.89%
H-Class Shares	(2.81%)	7.91%	(1.86%)	5.67%
Russell 2000 Index	(0.19%)	8.93%	2.40%	8.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 67.6%

Consumer, Non-cyclical - 15.3%
HealthEquity, Inc.*	146	$10,665
elf Beauty, Inc.*	92	10,104
BellRing Brands, Inc.*	232	9,565
Option Care Health, Inc.*	293	9,479
API Group Corp.*	360	9,335
Ensign Group, Inc.	94	8,735
Halozyme Therapeutics, Inc.*	224	8,557
Intra-Cellular Therapies, Inc.*	162	8,439
Lantheus Holdings, Inc.*	118	8,199
Vaxcyte, Inc.*	159	8,106
Alkermes plc*	287	8,039
Haemonetics Corp.*	87	7,793
Hostess Brands, Inc.*	230	7,661
Sprouts Farmers Market, Inc.*	179	7,661
TriNet Group, Inc.*	65	7,571
Neogen Corp.*	375	6,953
ASGN, Inc.*	84	6,861
Merit Medical Systems, Inc.*	98	6,764
ImmunoGen, Inc.*	413	6,554
Insperity, Inc.	63	6,149
Glaukos Corp.*	81	6,095
AMN Healthcare Services, Inc.*	70	5,963
Inari Medical, Inc.*	90	5,886
Amicus Therapeutics, Inc.*	483	5,873
Herc Holdings, Inc.	49	5,828
Brink’s Co.	80	5,811
Insmed, Inc.*	228	5,757
Guardant Health, Inc.*	193	5,721
Remitly Global, Inc.*	225	5,674
Lancaster Colony Corp.	34	5,611
Simply Good Foods Co.*	157	5,420
StoneCo Ltd. — Class A*	502	5,356
CONMED Corp.	53	5,345
Flywire Corp.*	166	5,294
Blueprint Medicines Corp.*	105	5,273
Bridgebio Pharma, Inc.*	198	5,221
Coca-Cola Consolidated, Inc.	8	5,091
Alarm.com Holdings, Inc.*	83	5,075
Marqeta, Inc. — Class A*	844	5,047
iRhythm Technologies, Inc.*	53	4,996
LivaNova plc*	94	4,971
Prestige Consumer Healthcare, Inc.*	86	4,918
Helen of Troy Ltd.*	42	4,896
WD-40 Co.	24	4,878
REVOLUTION Medicines, Inc.*	176	4,872
Alight, Inc. — Class A*	686	4,864
Intellia Therapeutics, Inc.*	153	4,838
Axonics, Inc.*	85	4,770
Cytokinetics, Inc.*	161	4,743
Arrowhead Pharmaceuticals, Inc.*	174	4,675
Progyny, Inc.*	136	4,627
ABM Industries, Inc.	115	4,601
Integer Holdings Corp.*	58	4,549
Select Medical Holdings Corp.	180	4,549
Akero Therapeutics, Inc.*	88	4,451
Patterson Companies, Inc.	148	4,387
ACADIA Pharmaceuticals, Inc.*	210	4,376
CBIZ, Inc.*	83	4,308
Inter Parfums, Inc.	32	4,299
Krystal Biotech, Inc.*	37	4,292
Korn Ferry	90	4,270
Axsome Therapeutics, Inc.*	61	4,263
J & J Snack Foods Corp.	26	4,255
Coursera, Inc.*	225	4,205
EVERTEC, Inc.	113	4,201
Denali Therapeutics, Inc.*	203	4,188
Inmode Ltd.*	134	4,082
TreeHouse Foods, Inc.*	89	3,879
ICF International, Inc.	32	3,866
Corcept Therapeutics, Inc.*	139	3,787
Primo Water Corp.	271	3,740
Pacific Biosciences of California, Inc.*	434	3,624
Immunovant, Inc.*	93	3,570
AtriCure, Inc.*	81	3,548
Omnicell, Inc.*	78	3,513
Madrigal Pharmaceuticals, Inc.*	24	3,505
Graham Holdings Co. — Class B	6	3,498
Prothena Corporation plc*	72	3,474
Huron Consulting Group, Inc.*	33	3,437
Surgery Partners, Inc.*	117	3,422
STAAR Surgical Co.*	84	3,375
Dynavax Technologies Corp.*	224	3,308
Crinetics Pharmaceuticals, Inc.*	111	3,301
Edgewell Personal Care Co.	89	3,289
Stride, Inc.*	73	3,287
Adtalem Global Education, Inc.*	75	3,214
Laureate Education, Inc. — Class A	227	3,201
Cal-Maine Foods, Inc.	66	3,196
LiveRamp Holdings, Inc.*	110	3,172
Amphastar Pharmaceuticals, Inc.*	66	3,035
TransMedics Group, Inc.*	55	3,011
CorVel Corp.*	15	2,950
Strategic Education, Inc.	39	2,935
RadNet, Inc.*	103	2,904
Andersons, Inc.	56	2,884
MGP Ingredients, Inc.	27	2,848
Beam Therapeutics, Inc.*	118	2,838
Veracyte, Inc.*	126	2,814
Ventyx Biosciences, Inc.*	81	2,813
Upbound Group, Inc.	95	2,798
Payoneer Global, Inc.*	457	2,797
PTC Therapeutics, Inc.*	123	2,756
John Wiley & Sons, Inc. — Class A	74	2,751
Vericel Corp.*	82	2,749
Central Garden & Pet Co. — Class A*	68	2,726
NeoGenomics, Inc.*	219	2,694
Textainer Group Holdings Ltd.	72	2,682
Vector Group Ltd.	250	2,660
PROG Holdings, Inc.*	80	2,657
Biohaven Ltd.*	101	2,627

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Riot Platforms, Inc.*,1	277	$2,584
Sabre Corp.*	568	2,550
Ideaya Biosciences, Inc.*	94	2,536
Cymabay Therapeutics, Inc.*	170	2,535
Marathon Digital Holdings, Inc.*,1	292	2,482
Pacira BioSciences, Inc.*	79	2,424
Herbalife Ltd.*	171	2,392
Agios Pharmaceuticals, Inc.*	96	2,376
Arcellx, Inc.*	66	2,368
Supernus Pharmaceuticals, Inc.*	85	2,343
Cerevel Therapeutics Holdings, Inc.*	107	2,336
SpringWorks Therapeutics, Inc.*	101	2,335
Ironwood Pharmaceuticals, Inc. — Class A*	240	2,311
BioCryst Pharmaceuticals, Inc.*	326	2,308
Addus HomeCare Corp.*	27	2,300
US Physical Therapy, Inc.	25	2,293
Myriad Genetics, Inc.*	140	2,246
CoreCivic, Inc.*	197	2,216
Celldex Therapeutics, Inc.*	80	2,202
Cimpress plc*	31	2,170
Owens & Minor, Inc.*	129	2,085
Rhythm Pharmaceuticals, Inc.*	89	2,040
PROCEPT BioRobotics Corp.*	62	2,034
Kforce, Inc.	34	2,028
Xencor, Inc.*	100	2,015
Zentalis Pharmaceuticals, Inc.*	100	2,006
Twist Bioscience Corp.*	99	2,006
Rocket Pharmaceuticals, Inc.*	97	1,988
Matthews International Corp. — Class A	51	1,984
Perdoceo Education Corp.	116	1,984
Universal Corp.	42	1,983
TG Therapeutics, Inc.*	236	1,973
Legalzoom.com, Inc.*	180	1,969
Catalyst Pharmaceuticals, Inc.*	167	1,952
UFP Technologies, Inc.*	12	1,937
Nuvalent, Inc. — Class A*	42	1,931
National Beverage Corp.*	41	1,928
Krispy Kreme, Inc.	152	1,895
Sage Therapeutics, Inc.*	92	1,893
Harmony Biosciences Holdings, Inc.*	57	1,868
Pediatrix Medical Group, Inc.*	146	1,856
LeMaitre Vascular, Inc.	34	1,852
Viking Therapeutics, Inc.*	166	1,838
Weis Markets, Inc.	29	1,827
MannKind Corp.*	442	1,826
Geron Corp.*	858	1,819
Aurinia Pharmaceuticals, Inc.*	234	1,818
Chegg, Inc.*	203	1,811
Ingles Markets, Inc. — Class A	24	1,808
Recursion Pharmaceuticals, Inc. — Class A*	236	1,805
Ligand Pharmaceuticals, Inc. — Class B*	29	1,738
Alphatec Holdings, Inc.*	133	1,725
Pliant Therapeutics, Inc.*	98	1,699
GEO Group, Inc.*	206	1,685
Utz Brands, Inc.	125	1,679
Arvinas, Inc.*	85	1,669
Quanterix Corp.*	61	1,656
Syndax Pharmaceuticals, Inc.*	114	1,655
89bio, Inc.*	107	1,652
Revance Therapeutics, Inc.*	144	1,652
Iovance Biotherapeutics, Inc.*	360	1,638
Arcus Biosciences, Inc.*	91	1,633
Avanos Medical, Inc.*	80	1,618
Amylyx Pharmaceuticals, Inc.*	88	1,611
Hain Celestial Group, Inc.*	155	1,607
Quanex Building Products Corp.	57	1,606
John B Sanfilippo & Son, Inc.	16	1,581
Protagonist Therapeutics, Inc.*	94	1,568
Arlo Technologies, Inc.*	150	1,545
Fresh Del Monte Produce, Inc.	59	1,524
Embecta Corp.	100	1,505
AdaptHealth Corp.*	165	1,502
Monro, Inc.	54	1,500
Ardelyx, Inc.*	367	1,497
Cross Country Healthcare, Inc.*	60	1,487
Oscar Health, Inc. — Class A*	266	1,482
MiMedx Group, Inc.*	197	1,436
Dole plc	124	1,436
United Natural Foods, Inc.*	101	1,428
Medifast, Inc.	19	1,422
Deluxe Corp.	75	1,417
Udemy, Inc.*	149	1,416
ZipRecruiter, Inc. — Class A*	118	1,415
National Healthcare Corp.	22	1,408
Mirum Pharmaceuticals, Inc.*	43	1,359
Vir Biotechnology, Inc.*	145	1,359
Morphic Holding, Inc.*	59	1,352
Healthcare Services Group, Inc.	129	1,345
Collegium Pharmaceutical, Inc.*	60	1,341
Innoviva, Inc.*	103	1,338
Day One Biopharmaceuticals, Inc.*	108	1,325
SpartanNash Co.	60	1,320
Relay Therapeutics, Inc.*	156	1,312
RxSight, Inc.*	47	1,311
First Advantage Corp.	95	1,310
ADMA Biologics, Inc.*	363	1,299
Intercept Pharmaceuticals, Inc.*	70	1,298
Chefs’ Warehouse, Inc.*	61	1,292
ANI Pharmaceuticals, Inc.*	22	1,277
Vita Coco Company, Inc.*	49	1,276
SI-BONE, Inc.*	60	1,274
Transcat, Inc.*	13	1,274
LifeStance Health Group, Inc.*	184	1,264
Varex Imaging Corp.*	67	1,259
Keros Therapeutics, Inc.*	39	1,243
SP Plus Corp.*	34	1,227
Brookdale Senior Living, Inc. — Class A*	295	1,221
EQRx, Inc.*	549	1,219
B&G Foods, Inc.	123	1,216
Replimune Group, Inc.*	71	1,215

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
CRA International, Inc.	12	$1,209
Accolade, Inc.*	114	1,206
Nevro Corp.*	61	1,172
USANA Health Sciences, Inc.*	20	1,172
Verve Therapeutics, Inc.*	88	1,167
Cogent Biosciences, Inc.*	119	1,160
Cytek Biosciences, Inc.*	210	1,159
Deciphera Pharmaceuticals, Inc.*	91	1,158
REGENXBIO, Inc.*	70	1,152
Cassava Sciences, Inc.*	69	1,148
Travere Therapeutics, Inc.*	126	1,126
Viridian Therapeutics, Inc.*	73	1,120
Green Dot Corp. — Class A*	80	1,114
OPKO Health, Inc.*	695	1,112
National Research Corp. — Class A	25	1,109
Multiplan Corp.*	656	1,102
Novavax, Inc.*,1	151	1,093
Barrett Business Services, Inc.	12	1,083
Inhibrx, Inc.*	59	1,083
Adaptive Biotechnologies Corp.*	197	1,074
Repay Holdings Corp.*	141	1,070
Point Biopharma Global, Inc.*	157	1,047
WW International, Inc.*	94	1,041
V2X, Inc.*	20	1,033
Artivion, Inc.*	68	1,031
Kura Oncology, Inc.*	113	1,031
Treace Medical Concepts, Inc.*	78	1,023
Arcturus Therapeutics Holdings, Inc.*	40	1,022
Hackett Group, Inc.	43	1,014
Avid Bioservices, Inc.*	107	1,010
Silk Road Medical, Inc.*	67	1,004
Kelly Services, Inc. — Class A	55	1,000
Beyond Meat, Inc.*,1	103	991
Enhabit, Inc.*	87	979
European Wax Center, Inc. — Class A*	59	956
Paragon 28, Inc.*	76	954
Editas Medicine, Inc.*	121	944
Kiniksa Pharmaceuticals Ltd. — Class A*	54	938
Fulgent Genetics, Inc.*	35	936
Ennis, Inc.	44	934
PetIQ, Inc.*	47	926
ACCO Brands Corp.	160	918
Kymera Therapeutics, Inc.*	66	917
Viad Corp.*	35	917
Franklin Covey Co.*	21	901
Cass Information Systems, Inc.	24	894
Amneal Pharmaceuticals, Inc.*	211	890
Tango Therapeutics, Inc.*	77	867
OrthoPediatrics Corp.*	27	864
Target Hospitality Corp.*	54	858
Beauty Health Co.*	142	855
Heidrick & Struggles International, Inc.	34	851
RAPT Therapeutics, Inc.*	51	848
Theravance Biopharma, Inc.*	97	837
OmniAb, Inc.*	161	836
Resources Connection, Inc.	56	835
BioLife Solutions, Inc.*	60	829
Atrion Corp.	2	826
I3 Verticals, Inc. — Class A*	39	824
Aclaris Therapeutics, Inc.*	120	822
Mission Produce, Inc.*	84	813
Vera Therapeutics, Inc.*	59	809
Anavex Life Sciences Corp.*	122	799
Orthofix Medical, Inc.*	61	784
Genelux Corp.*	32	784
Duckhorn Portfolio, Inc.*	76	780
Avidity Biosciences, Inc.*	122	778
TrueBlue, Inc.*	53	778
Surmodics, Inc.*	24	770
Calavo Growers, Inc.	30	757
Central Garden & Pet Co.*	17	750
OraSure Technologies, Inc.*	124	735
Tarsus Pharmaceuticals, Inc.*	41	729
Castle Biosciences, Inc.*	43	726
Apogee Therapeutics, Inc.*	34	724
DocGo, Inc.*	135	719
Alector, Inc.*	110	713
4D Molecular Therapeutics, Inc.*	55	700
ModivCare, Inc.*	22	693
Turning Point Brands, Inc.	30	693
Marinus Pharmaceuticals, Inc.*	86	692
Paysafe Ltd.*	56	671
Agenus, Inc.*	594	671
Cabaletta Bio, Inc.*	44	670
Dyne Therapeutics, Inc.*	74	663
Evolus, Inc.*	72	658
Pulmonx Corp.*	63	651
Carriage Services, Inc. — Class A	23	650
Prime Medicine, Inc.*	68	649
Harrow, Inc.*	45	647
Avita Medical, Inc.*	44	643
Nurix Therapeutics, Inc.*	81	637
Community Health Systems, Inc.*	218	632
CareDx, Inc.*	90	630
Alpine Immune Sciences, Inc.*	55	630
Sana Biotechnology, Inc.*	161	623
SomaLogic, Inc.*	260	621
Vital Farms, Inc.*	53	614
Disc Medicine, Inc.*	13	611
Custom Truck One Source, Inc.*	98	608
AnaptysBio, Inc.*	33	593
WaVe Life Sciences Ltd.*	102	586
Entrada Therapeutics, Inc.*,1	37	585
Tejon Ranch Co.*	36	584
Zymeworks, Inc.*	92	583
SEACOR Marine Holdings, Inc.*	42	583
ACELYRIN, Inc.*	57	580
Forrester Research, Inc.*	20	578
iRadimed Corp.	13	577
Olema Pharmaceuticals, Inc.*	46	568
Bluebird Bio, Inc.*	185	562
Tactile Systems Technology, Inc.*	40	562

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
BrightView Holdings, Inc.*	72	$558
Pennant Group, Inc.*	50	556
Aaron’s Company, Inc.	53	555
Enliven Therapeutics, Inc.*	40	546
Aldeyra Therapeutics, Inc.*	81	541
SunOpta, Inc.*	157	529
Taro Pharmaceutical Industries Ltd.*	14	528
Liquidia Corp.*	82	520
Nano-X Imaging Ltd.*,1	79	518
Sterling Check Corp.*	41	517
Utah Medical Products, Inc.	6	516
Savara, Inc.*	132	499
HilleVax, Inc.*	37	498
Coherus Biosciences, Inc.*	133	497
Cerus Corp.*	307	497
American Well Corp. — Class A*	422	494
MacroGenics, Inc.*	105	489
Seneca Foods Corp. — Class A*	9	484
Universal Technical Institute, Inc.*	57	478
UroGen Pharma Ltd.*	34	476
AngioDynamics, Inc.*	65	475
Arcutis Biotherapeutics, Inc.*	89	473
MaxCyte, Inc.*	151	471
iTeos Therapeutics, Inc.*	43	471
Caribou Biosciences, Inc.*	98	468
Biomea Fusion, Inc.*	34	468
Anika Therapeutics, Inc.*	25	466
Limoneira Co.	30	460
Allogene Therapeutics, Inc.*	142	450
Phibro Animal Health Corp. — Class A	35	447
Phathom Pharmaceuticals, Inc.*	43	446
Lyell Immunopharma, Inc.*	300	441
23andMe Holding Co. — Class A*	450	440
Arbutus Biopharma Corp.*	216	438
Accuray, Inc.*	161	438
Westrock Coffee Co.*	49	434
Aura Biosciences, Inc.*	48	431
Willdan Group, Inc.*	21	429
Xeris Biopharma Holdings, Inc.*	230	428
Voyager Therapeutics, Inc.*	55	426
Edgewise Therapeutics, Inc.*	74	424
Ocular Therapeutix, Inc.*	135	424
Zimvie, Inc.*	45	423
Vanda Pharmaceuticals, Inc.*	98	423
SIGA Technologies, Inc.	80	420
Distribution Solutions Group, Inc.*	16	416
KalVista Pharmaceuticals, Inc.*	43	414
ORIC Pharmaceuticals, Inc.*	68	411
PMV Pharmaceuticals, Inc.*	67	411
Seres Therapeutics, Inc.*	168	400
Atea Pharmaceuticals, Inc.*	133	399
Alta Equipment Group, Inc.	33	398
Viemed Healthcare, Inc.*	59	397
Ovid therapeutics, Inc.*	103	396
Assertio Holdings, Inc.*	154	394
Enanta Pharmaceuticals, Inc.*	35	391
Organogenesis Holdings, Inc.*	122	388
Nature’s Sunshine Products, Inc.*	23	381
Summit Therapeutics, Inc.*	201	376
Terns Pharmaceuticals, Inc.*	74	372
Icosavax, Inc.*	48	372
Cullinan Oncology, Inc.*	41	371
Sutro Biopharma, Inc.*	104	361
EyePoint Pharmaceuticals, Inc.*	45	360
Quipt Home Medical Corp.*	70	356
scPharmaceuticals, Inc.*	50	356
Nathan’s Famous, Inc.	5	353
ProKidney Corp.*	77	353
Axogen, Inc.*	70	350
Y-mAbs Therapeutics, Inc.*	64	349
Scholar Rock Holding Corp.*	49	348
Lincoln Educational Services Corp.*	41	346
2seventy bio, Inc.*	87	341
Village Super Market, Inc. — Class A	15	340
2U, Inc.*	137	338
Nuvation Bio, Inc.*	252	338
Precigen, Inc.*	234	332
Agiliti, Inc.*	51	331
Tyra Biosciences, Inc.*	24	330
Waldencast plc — Class A*,1	35	330
Astria Therapeutics, Inc.*	44	328
ImmunityBio, Inc.*,1	191	323
Rigel Pharmaceuticals, Inc.*	296	320
Fate Therapeutics, Inc.*	147	312
Compass Therapeutics, Inc.*	158	311
Humacyte, Inc.*	106	311
Omeros Corp.*,1	105	307
Janux Therapeutics, Inc.*	30	302
Alico, Inc.	12	299
Emergent BioSolutions, Inc.*	88	299
InfuSystem Holdings, Inc.*	31	299
Generation Bio Co.*	78	296
Harvard Bioscience, Inc.*	68	292
Zevra Therapeutics, Inc.*	60	289
Quantum-Si, Inc.*	174	289
CVRx, Inc.*	19	288
SoundThinking, Inc.*	16	286
CorMedix, Inc.*	77	285
Eagle Pharmaceuticals, Inc.*	18	284
Butterfly Network, Inc.*	240	283
Poseida Therapeutics, Inc.*	118	281
HF Foods Group, Inc.*	70	278
Erasca, Inc.*	140	276
CareMax, Inc.*	130	276
MeiraGTx Holdings plc*	56	275
Nautilus Biotechnology, Inc.*	87	275
Celcuity, Inc.*	30	274
Invitae Corp.*	453	274
Zynex, Inc.*	34	272
Quad/Graphics, Inc.*	54	272
Immuneering Corp. — Class A*	35	269
Information Services Group, Inc.	61	267

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Actinium Pharmaceuticals, Inc.*	45	$266
Lineage Cell Therapeutics, Inc.*	223	263
Karyopharm Therapeutics, Inc.*	196	263
Performant Financial Corp.*	116	262
Gritstone bio, Inc.*	152	261
Allakos, Inc.*	115	261
Monte Rosa Therapeutics, Inc.*	53	254
Inozyme Pharma, Inc.*	59	248
Thorne HealthTech, Inc.*	24	245
Atara Biotherapeutics, Inc.*	165	244
PDS Biotechnology Corp.*	48	242
Acacia Research Corp.*	66	241
BRC, Inc. — Class A*	65	233
Fennec Pharmaceuticals, Inc.*	31	233
X4 Pharmaceuticals, Inc.*	213	232
Aerovate Therapeutics, Inc.*	17	231
Semler Scientific, Inc.*	9	228
Mineralys Therapeutics, Inc.*	24	228
Joint Corp.*	25	225
FiscalNote Holdings, Inc.*,1	108	225
Altimmune, Inc.*	86	224
Seer, Inc.*	101	223
Merrimack Pharmaceuticals, Inc.*	18	222
Mersana Therapeutics, Inc.*	174	221
Sanara Medtech, Inc.*	7	218
Third Harmonic Bio, Inc.*	34	217
Tela Bio, Inc.*	27	216
Selecta Biosciences, Inc.*	201	213
Inogen, Inc.*	40	209
Natural Grocers by Vitamin Cottage, Inc.	16	207
Tenaya Therapeutics, Inc.*	79	201
ClearPoint Neuro, Inc.*	40	200
Innovage Holding Corp.*	33	198
Carisma Therapeutics, Inc.	46	195
Stoke Therapeutics, Inc.*	48	189
Annexon, Inc.*	79	186
Heron Therapeutics, Inc.*	179	184
XOMA Corp.*	13	183
CompoSecure, Inc.*,1	28	181
Rallybio Corp.*	53	179
ALX Oncology Holdings, Inc.*	37	178
IGM Biosciences, Inc.*	21	175
Foghorn Therapeutics, Inc.*	35	175
Cutera, Inc.*	29	175
Lexicon Pharmaceuticals, Inc.*	160	174
Larimar Therapeutics, Inc.*	44	174
Cipher Mining, Inc.*,1	72	168
KORU Medical Systems, Inc.*	61	165
Protalix BioTherapeutics, Inc.*	97	161
Ikena Oncology, Inc.*	37	160
ARS Pharmaceuticals, Inc.*	42	159
Scilex Holding Co.*	113	158
Trevi Therapeutics, Inc.*	72	157
Allovir, Inc.*	73	157
Optinose, Inc.*	126	155
Nuvectis Pharma, Inc.*	12	155
Vigil Neuroscience, Inc.*	28	151
Longboard Pharmaceuticals, Inc.*	27	150
Sangamo Therapeutics, Inc.*	248	149
Kezar Life Sciences, Inc.*	124	148
Citius Pharmaceuticals, Inc.*	213	146
Akoya Biosciences, Inc.*	31	144
AirSculpt Technologies, Inc.*	21	144
Acrivon Therapeutics, Inc.*	15	143
Bakkt Holdings, Inc.*,1	121	142
NanoString Technologies, Inc.*	82	141
Verrica Pharmaceuticals, Inc.*	36	140
HireQuest, Inc.	9	139
Cue Biopharma, Inc.*	60	138
Vor BioPharma, Inc.*	65	138
Cara Therapeutics, Inc.*	81	136
Aadi Bioscience, Inc.*	28	136
FibroGen, Inc.*	157	135
Design Therapeutics, Inc.*	57	135
BioAtla, Inc.*	77	131
CPI Card Group, Inc.*	7	130
Reneo Pharmaceuticals, Inc.*	17	129
Biote Corp. — Class A*	24	123
Emerald Holding, Inc.*	27	122
Graphite Bio, Inc.*	49	122
Pulse Biosciences, Inc.*	28	113
Cano Health, Inc.*	414	105
Beyond Air, Inc.*	44	102
Forafric Global plc*	9	102
P3 Health Partners, Inc.*	69	101
Vaxxinity, Inc. — Class A*,1	74	101
Aveanna Healthcare Holdings, Inc.*	85	101
Kodiak Sciences, Inc.*	56	101
Priority Technology Holdings, Inc.*	31	100
Benson Hill, Inc.*	298	99
Zevia PBC — Class A*	43	95
Theseus Pharmaceuticals, Inc.*	35	94
Omega Therapeutics, Inc.*	42	90
MarketWise, Inc.	55	88
PepGen, Inc.*	17	86
Zura Bio Ltd.*	13	86
Bioxcel Therapeutics, Inc.*	33	84
Century Therapeutics, Inc.*	41	82
NGM Biopharmaceuticals, Inc.*	75	80
Eyenovia, Inc.*	48	80
Adicet Bio, Inc.*	53	73
Nkarta, Inc.*	52	72
Vicarious Surgical, Inc.*	121	72
Orchestra BioMed Holdings, Inc.*	7	61
Outlook Therapeutics, Inc.*	268	59
Ocean Biomedical, Inc.*	15	58
Rent the Runway, Inc. — Class A*	83	56
Prelude Therapeutics, Inc.*	17	53
Ispire Technology, Inc.*	5	46
Bright Green Corp.*	104	41
Rain Oncology, Inc.*	29	25
BioVie, Inc.*	6	20

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
ATI Physical Therapy, Inc.*	1	$9
Ligand Pharmaceuticals, Inc.*,††	12	—
Ligand Pharmaceuticals, Inc.*,††	12	—
Total Consumer, Non-cyclical		878,557

Financial - 14.2%
Selective Insurance Group, Inc.	104	10,730
SouthState Corp.	132	8,892
Essent Group Ltd.	183	8,654
Ryman Hospitality Properties, Inc. REIT	100	8,328
Terreno Realty Corp. REIT	142	8,066
Kite Realty Group Trust REIT	375	8,033
Old National Bancorp	505	7,343
American Equity Investment Life Holding Co.	135	7,241
Home BancShares, Inc.	330	6,910
Phillips Edison & Company, Inc. REIT	204	6,842
Radian Group, Inc.	271	6,805
Cadence Bank	314	6,663
Blackstone Mortgage Trust, Inc. — Class A REIT[1]	297	6,460
Valley National Bancorp	744	6,369
United Bankshares, Inc.	227	6,263
PotlatchDeltic Corp. REIT	137	6,218
FTAI Aviation Ltd.	172	6,115
Mr Cooper Group, Inc.*	113	6,052
Essential Properties Realty Trust, Inc. REIT	269	5,818
Apple Hospitality REIT, Inc. [1]	372	5,707
Hamilton Lane, Inc. — Class A	63	5,698
First Financial Bankshares, Inc.	226	5,677
Sabra Health Care REIT, Inc.	399	5,562
Hancock Whitney Corp.	150	5,548
Glacier Bancorp, Inc.	193	5,500
Independence Realty Trust, Inc. REIT	389	5,473
Jackson Financial, Inc. — Class A	141	5,389
Moelis & Co. — Class A	116	5,235
United Community Banks, Inc.	200	5,082
Enstar Group Ltd.*	21	5,082
Physicians Realty Trust REIT	410	4,998
Texas Capital Bancshares, Inc.*	83	4,889
Genworth Financial, Inc. — Class A*	822	4,817
UMB Financial Corp.	77	4,778
Arbor Realty Trust, Inc. REIT[1]	311	4,721
CNO Financial Group, Inc.	197	4,675
COPT Defense Properties REIT	195	4,647
Broadstone Net Lease, Inc. REIT	324	4,633
ServisFirst Bancshares, Inc.	88	4,591
Associated Banc-Corp.	262	4,483
LXP Industrial Trust REIT	499	4,441
Ameris Bancorp	115	4,415
Piper Sandler Cos.	30	4,359
McGrath RentCorp	43	4,310
SL Green Realty Corp. REIT[1]	112	4,178
Cathay General Bancorp	120	4,171
First BanCorp	307	4,132
Walker & Dunlop, Inc.	55	4,083
Macerich Co. REIT	372	4,059
SITE Centers Corp. REIT	328	4,044
International Bancshares Corp.	93	4,031
Tanger Factory Outlet Centers, Inc. REIT	177	4,000
Artisan Partners Asset Management, Inc. — Class A	106	3,967
Community Bank System, Inc.	92	3,883
WSFS Financial Corp.	106	3,869
NMI Holdings, Inc. — Class A*	142	3,847
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	179	3,795
CVB Financial Corp.	229	3,795
Independent Bank Corp.	77	3,780
Atlantic Union Bankshares Corp.	130	3,741
Simmons First National Corp. — Class A	219	3,714
Axos Financial, Inc.*	98	3,710
National Health Investors, Inc. REIT	72	3,698
Innovative Industrial Properties, Inc. REIT	48	3,632
Douglas Emmett, Inc. REIT[1]	283	3,611
Pacific Premier Bancorp, Inc.	164	3,569
Upstart Holdings, Inc.*,1	125	3,567
CareTrust REIT, Inc.[1]	174	3,567
First Interstate BancSystem, Inc. — Class A	143	3,566
Fulton Financial Corp.	280	3,391
Bank of Hawaii Corp.	68	3,379
Eastern Bankshares, Inc.	268	3,361
Sunstone Hotel Investors, Inc. REIT	359	3,357
Equity Commonwealth REIT	182	3,343
PJT Partners, Inc. — Class A	42	3,336
Four Corners Property Trust, Inc. REIT	150	3,329
BancFirst Corp.	38	3,296
St. Joe Co.	60	3,260
Global Net Lease, Inc. REIT	335	3,219
Seacoast Banking Corporation of Florida	146	3,206
First Financial Bancorp	163	3,195
Bancorp, Inc.*	91	3,139
Kennedy-Wilson Holdings, Inc.	207	3,051
Urban Edge Properties REIT	199	3,037
StoneX Group, Inc.*	31	3,005
Bread Financial Holdings, Inc.	87	2,975
Pagseguro Digital Ltd. — Class A*	342	2,945
StepStone Group, Inc. — Class A	93	2,937
PennyMac Financial Services, Inc.	44	2,930
BankUnited, Inc.	129	2,928
DiamondRock Hospitality Co. REIT	362	2,907
Washington Federal, Inc.	113	2,895
BGC Group, Inc. — Class A	541	2,856
Pebblebrook Hotel Trust REIT	210	2,854
First Merchants Corp.	102	2,838
Cohen & Steers, Inc.	45	2,821
InvenTrust Properties Corp. REIT	118	2,810
Ready Capital Corp. REIT	277	2,800
TowneBank	122	2,797
Goosehead Insurance, Inc. — Class A*	37	2,758
JBG SMITH Properties REIT	188	2,718
Enova International, Inc.*	53	2,696
RLJ Lodging Trust REIT	270	2,643

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Retail Opportunity Investments Corp. REIT	213	$2,637
Navient Corp.	153	2,635
Outfront Media, Inc. REIT	254	2,565
Renasant Corp.	96	2,514
Banner Corp.	59	2,500
Apollo Commercial Real Estate Finance, Inc. REIT	246	2,492
Independent Bank Group, Inc.	63	2,492
Farmer Mac — Class C	16	2,469
Triumph Financial, Inc.*	38	2,462
WesBanco, Inc.	100	2,442
Virtus Investment Partners, Inc.	12	2,424
OFG Bancorp	81	2,419
BRP Group, Inc. — Class A*	102	2,369
Park National Corp.	25	2,363
Enterprise Financial Services Corp.	63	2,362
Bank of NT Butterfield & Son Ltd.	87	2,356
City Holding Co.	26	2,349
Acadia Realty Trust REIT	162	2,325
Cannae Holdings, Inc.*	124	2,311
Hilltop Holdings, Inc.	81	2,297
NBT Bancorp, Inc.	72	2,282
Trustmark Corp.	105	2,282
LTC Properties, Inc. REIT	71	2,281
Northwest Bancshares, Inc.	221	2,261
Veris Residential, Inc. REIT	137	2,261
Nelnet, Inc. — Class A	25	2,233
Xenia Hotels & Resorts, Inc. REIT	189	2,226
Two Harbors Investment Corp. REIT	168	2,224
Chimera Investment Corp. REIT	401	2,189
Service Properties Trust REIT	284	2,184
Cushman & Wakefield plc*	286	2,179
Getty Realty Corp. REIT	78	2,163
First Commonwealth Financial Corp.	177	2,161
Heartland Financial USA, Inc.	73	2,148
Palomar Holdings, Inc.*	42	2,131
Pathward Financial, Inc.	46	2,120
Alexander & Baldwin, Inc. REIT	126	2,108
Horace Mann Educators Corp.	71	2,086
Elme Communities REIT	152	2,073
Compass Diversified Holdings	109	2,046
Lakeland Financial Corp.	43	2,041
Stewart Information Services Corp.	46	2,015
Ladder Capital Corp. — Class A REIT	196	2,011
eXp World Holdings, Inc.	120	1,949
Westamerica BanCorp	45	1,946
Trupanion, Inc.*	69	1,946
Provident Financial Services, Inc.	127	1,942
First Bancorp	69	1,942
Uniti Group, Inc. REIT	410	1,935
Encore Capital Group, Inc.*	40	1,910
Franklin BSP Realty Trust, Inc. REIT	144	1,907
National Bank Holdings Corp. — Class A	64	1,905
PennyMac Mortgage Investment Trust REIT	153	1,897
Stock Yards Bancorp, Inc.	47	1,847
Empire State Realty Trust, Inc. — Class A REIT	229	1,841
Employers Holdings, Inc.	46	1,838
Easterly Government Properties, Inc. REIT	160	1,829
S&T Bancorp, Inc.	67	1,814
Stellar Bancorp, Inc.	84	1,791
ProAssurance Corp.	94	1,776
Hope Bancorp, Inc.	200	1,770
National Western Life Group, Inc. — Class A	4	1,750
Apartment Investment and Management Co. — Class A REIT*	257	1,748
Claros Mortgage Trust, Inc.	157	1,740
FB Financial Corp.	61	1,730
First Busey Corp.	90	1,730
TriCo Bancshares	54	1,730
Customers Bancorp, Inc.*	50	1,722
Safety Insurance Group, Inc.	25	1,705
MFA Financial, Inc. REIT	177	1,701
Avantax, Inc.*	66	1,688
Live Oak Bancshares, Inc.	58	1,679
ARMOUR Residential REIT, Inc.	395	1,679
WisdomTree, Inc.	239	1,673
American Assets Trust, Inc. REIT	85	1,653
AMERISAFE, Inc.	33	1,652
NETSTREIT Corp. REIT	106	1,651
Argo Group International Holdings Ltd.	55	1,641
Veritex Holdings, Inc.	91	1,633
Sandy Spring Bancorp, Inc.	76	1,629
SiriusPoint Ltd.*	158	1,607
PacWest Bancorp	203	1,606
Victory Capital Holdings, Inc. — Class A	48	1,600
Hudson Pacific Properties, Inc. REIT	239	1,589
RPT Realty REIT	149	1,573
Centerspace REIT	26	1,567
Plymouth Industrial REIT, Inc.	74	1,550
Nicolet Bankshares, Inc.	22	1,535
Berkshire Hills Bancorp, Inc.	76	1,524
Newmark Group, Inc. — Class A	233	1,498
Peoples Bancorp, Inc.	59	1,497
Compass, Inc. — Class A*	514	1,491
Paramount Group, Inc. REIT	320	1,478
Origin Bancorp, Inc.	51	1,472
Southside Bancshares, Inc.	51	1,464
OceanFirst Financial Corp.	101	1,462
Preferred Bank/Los Angeles CA	23	1,432
First Bancshares, Inc.	53	1,429
Enact Holdings, Inc.	52	1,416
Ellington Financial, Inc. REIT	113	1,409
QCR Holdings, Inc.	29	1,407
Redwood Trust, Inc. REIT	197	1,405
BrightSpire Capital, Inc. REIT	223	1,396
Brookline Bancorp, Inc.	151	1,376
Patria Investments Ltd. — Class A	94	1,371
Lakeland Bancorp, Inc.	108	1,363
New York Mortgage Trust, Inc. REIT	158	1,341

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Safehold, Inc. REIT	75	$1,335
UMH Properties, Inc. REIT	95	1,332
Brandywine Realty Trust REIT	293	1,330
German American Bancorp, Inc.	49	1,327
B Riley Financial, Inc.[1]	32	1,312
Community Healthcare Trust, Inc. REIT	44	1,307
Redfin Corp.*	184	1,295
Mercury General Corp.	46	1,289
PRA Group, Inc.*	67	1,287
NexPoint Residential Trust, Inc. REIT	39	1,255
Bank First Corp.	16	1,234
Marcus & Millichap, Inc.	42	1,232
1st Source Corp.	29	1,221
Dime Community Bancshares, Inc.	61	1,218
KKR Real Estate Finance Trust, Inc. REIT	102	1,211
Piedmont Office Realty Trust, Inc. — Class A REIT	214	1,203
Anywhere Real Estate, Inc.*	187	1,203
Armada Hoffler Properties, Inc. REIT	117	1,198
Tompkins Financial Corp.	24	1,176
Banc of California, Inc.	93	1,151
ConnectOne Bancorp, Inc.	64	1,141
LendingClub Corp.*	184	1,122
Dynex Capital, Inc. REIT	94	1,122
Skyward Specialty Insurance Group, Inc.*	41	1,122
Eagle Bancorp, Inc.	51	1,094
Brightsphere Investment Group, Inc.	56	1,086
Summit Hotel Properties, Inc. REIT	182	1,056
Capitol Federal Financial, Inc.	221	1,054
Premier Financial Corp.	61	1,041
Peakstone Realty Trust REIT	62	1,032
Lemonade, Inc.*	88	1,023
Old Second Bancorp, Inc.	75	1,021
CBL & Associates Properties, Inc. REIT	47	986
James River Group Holdings Ltd.	64	982
Heritage Financial Corp.	60	979
AssetMark Financial Holdings, Inc.*	38	953
Global Medical REIT, Inc.	106	951
Ambac Financial Group, Inc.*	77	929
Community Trust Bancorp, Inc.	27	925
First Community Bankshares, Inc.	31	913
F&G Annuities & Life, Inc.	32	898
International Money Express, Inc.*	53	897
Universal Health Realty Income Trust REIT	22	889
First Mid Bancshares, Inc.	33	876
TrustCo Bank Corporation NY	32	873
Heritage Commerce Corp.	103	872
Univest Financial Corp.	50	869
P10, Inc. — Class A	74	862
Hanmi Financial Corp.	53	860
Ares Commercial Real Estate Corp. REIT	90	857
Farmland Partners, Inc. REIT	83	852
Gladstone Commercial Corp. REIT	70	851
Byline Bancorp, Inc.	43	848
Diamond Hill Investment Group, Inc.	5	843
Mercantile Bank Corp.	27	835
Gladstone Land Corp. REIT	58	825
Coastal Financial Corp.*	19	815
Brookfield Business Corp. — Class A	45	814
Cambridge Bancorp	13	810
Whitestone REIT — Class B	84	809
TPG RE Finance Trust, Inc. REIT	120	808
Columbia Financial, Inc.*	51	801
Horizon Bancorp, Inc.	75	801
Diversified Healthcare Trust REIT	412	799
Chatham Lodging Trust REIT	83	794
Business First Bancshares, Inc.	42	788
Amerant Bancorp, Inc.	45	785
CrossFirst Bankshares, Inc.*	77	777
Peapack-Gladstone Financial Corp.	30	769
Central Pacific Financial Corp.	46	767
Great Southern Bancorp, Inc.	16	767
Washington Trust Bancorp, Inc.	29	764
World Acceptance Corp.*	6	762
Midland States Bancorp, Inc.	37	760
Merchants Bancorp	27	748
Farmers National Banc Corp.	64	740
Applied Digital Corp.*	118	736
Perella Weinberg Partners	72	733
Invesco Mortgage Capital, Inc. REIT	73	731
Alexander’s, Inc. REIT	4	729
United Fire Group, Inc.	36	711
Camden National Corp.	25	705
Saul Centers, Inc. REIT	20	705
Tiptree, Inc. — Class A	42	704
HarborOne Bancorp, Inc.	73	695
Capital City Bank Group, Inc.	23	686
Kearny Financial Corp.	99	686
American National Bankshares, Inc.	18	683
Northfield Bancorp, Inc.	72	681
First Financial Corp.	20	676
RMR Group, Inc. — Class A	27	662
Republic Bancorp, Inc. — Class A	15	661
Metropolitan Bank Holding Corp.*	18	653
CNB Financial Corp.	36	652
Flushing Financial Corp.	49	643
Independent Bank Corp.	35	642
Metrocity Bankshares, Inc.	32	630
Equity Bancshares, Inc. — Class A	26	626
Universal Insurance Holdings, Inc.	44	617
CTO Realty Growth, Inc. REIT	38	616
Bar Harbor Bankshares	26	614
MBIA, Inc.*	84	606
HCI Group, Inc.	11	597
FRP Holdings, Inc.*	11	594
NewtekOne, Inc.	40	590
HomeTrust Bancshares, Inc.	27	585
Alerus Financial Corp.	32	582
Southern Missouri Bancorp, Inc.	15	580
Orchid Island Capital, Inc. REIT	68	579
SmartFinancial, Inc.	27	577
Hingham Institution For Savings	3	560

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
GCM Grosvenor, Inc. — Class A	72	$559
South Plains Financial, Inc.	21	555
FTAI Infrastructure, Inc.	171	551
Esquire Financial Holdings, Inc.	12	548
First Foundation, Inc.	89	541
Shore Bancshares, Inc.	51	537
Amalgamated Financial Corp.	31	534
Hersha Hospitality Trust — Class A REIT	54	532
One Liberty Properties, Inc. REIT	28	528
NerdWallet, Inc. — Class A*	59	525
Orion Office REIT, Inc.	99	516
Carter Bankshares, Inc.*	41	514
Burke & Herbert Financial Services Corp.	11	511
MidWestOne Financial Group, Inc.	25	508
Mid Penn Bancorp, Inc.	25	503
Bank of Marin Bancorp	27	494
Northeast Bank	11	485
Greenlight Capital Re Ltd. — Class A*	45	483
Capstar Financial Holdings, Inc.	34	482
Peoples Financial Services Corp.	12	481
Enterprise Bancorp, Inc.	17	465
NexPoint Diversified Real Estate Trust REIT	53	462
West BanCorp, Inc.	28	457
Citizens & Northern Corp.	26	456
Sierra Bancorp	24	455
MVB Financial Corp.	20	452
ACNB Corp.	14	443
Five Star Bancorp	22	441
Arrow Financial Corp.	26	438
Financial Institutions, Inc.	26	438
Postal Realty Trust, Inc. — Class A REIT	32	432
Guaranty Bancshares, Inc.	15	430
Granite Point Mortgage Trust, Inc. REIT	88	429
Summit Financial Group, Inc.	19	428
First of Long Island Corp.	37	426
First Business Financial Services, Inc.	14	420
HBT Financial, Inc.	23	420
Civista Bancshares, Inc.	27	418
Sculptor Capital Management, Inc.	36	418
Home Bancorp, Inc.	13	414
Chicago Atlantic Real Estate Finance, Inc. REIT[1]	28	412
Macatawa Bank Corp.	46	412
First Bancorp, Inc.	17	399
Northrim BanCorp, Inc.	10	396
John Marshall Bancorp, Inc.	22	393
Orange County Bancorp, Inc.	9	389
RE/MAX Holdings, Inc. — Class A	30	388
Regional Management Corp.	14	388
Forge Global Holdings, Inc.*	190	386
Farmers & Merchants Bancorp Incorporated/Archbold OH	22	386
Donegal Group, Inc. — Class A	27	385
BayCom Corp.	20	384
Citizens Financial Services, Inc.	8	383
Fidelis Insurance Holdings Ltd.*	26	382
Orrstown Financial Services, Inc.	18	378
Alpine Income Property Trust, Inc. REIT	23	376
Third Coast Bancshares, Inc.*	22	376
RBB Bancorp	29	371
Red River Bancshares, Inc.	8	368
Fidelity D&D Bancorp, Inc.	8	363
BRT Apartments Corp. REIT	21	363
FVCBankcorp, Inc.*	28	359
Middlefield Banc Corp.	14	356
Timberland Bancorp, Inc.	13	352
Waterstone Financial, Inc.	32	350
Southern First Bancshares, Inc.*	13	350
Blue Foundry Bancorp*	41	343
Office Properties Income Trust REIT	83	340
Northeast Community Bancorp, Inc.	23	339
Norwood Financial Corp.	13	335
Bridgewater Bancshares, Inc.*	35	332
Legacy Housing Corp.*	17	330
AFC Gamma, Inc. REIT	28	329
Capital Bancorp, Inc.	17	325
FS Bancorp, Inc.	11	325
C&F Financial Corp.	6	322
Codorus Valley Bancorp, Inc.	17	317
Douglas Elliman, Inc.	140	316
Braemar Hotels & Resorts, Inc. REIT	114	316
eHealth, Inc.*	42	311
Plumas Bancorp	9	307
Unity Bancorp, Inc.	13	305
First Bank/Hamilton NJ	28	302
Oak Valley Bancorp[1]	12	301
Investors Title Co.	2	296
Southern States Bancshares, Inc.	13	294
PCB Bancorp	19	294
Parke Bancorp, Inc.	18	293
Colony Bankcorp, Inc.	29	290
BCB Bancorp, Inc.	26	290
City Office REIT, Inc.	68	289
Greene County Bancorp, Inc.	12	289
Primis Financial Corp.	35	285
Ocwen Financial Corp.*	11	285
LendingTree, Inc.*	18	279
Maiden Holdings Ltd.*	157	276
Selectquote, Inc.*	236	276
Star Holdings*	22	276
Stratus Properties, Inc.*	10	274
Ponce Financial Group, Inc.*	35	274
Silvercrest Asset Management Group, Inc. — Class A	17	270
Bit Digital, Inc.*,1	125	267
Princeton Bancorp, Inc.	9	261
LCNB Corp.	18	257
First Western Financial, Inc.*	14	254
Penns Woods Bancorp, Inc.	12	253
AlTi Global, Inc.*	36	251
National Bankshares, Inc.	10	250
American Coastal Insurance Corp.*	34	250

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Ames National Corp.	15	$249
MainStreet Bancshares, Inc.	12	246
Virginia National Bankshares Corp.	8	243
Bankwell Financial Group, Inc.	10	243
Atlanticus Holdings Corp.*	8	242
HomeStreet, Inc.	31	241
Evans Bancorp, Inc.	9	241
Central Valley Community Bancorp	17	240
Chemung Financial Corp.	6	238
ChoiceOne Financial Services, Inc.	12	236
Crawford & Co. — Class A	25	233
Nexpoint Real Estate Finance, Inc. REIT	14	229
ESSA Bancorp, Inc.	15	225
First Community Corp.	13	224
Sterling Bancorp, Inc.*	36	210
USCB Financial Holdings, Inc.*	18	189
NI Holdings, Inc.*	14	180
Security National Financial Corp. — Class A*	22	173
Maui Land & Pineapple Company, Inc.*	13	172
Pioneer Bancorp, Inc.*	20	171
Angel Oak Mortgage REIT, Inc.	20	171
Velocity Financial, Inc.*	15	169
Luther Burbank Corp.	18	151
Hippo Holdings, Inc.*	18	143
Kingsway Financial Services, Inc.*	18	136
Blue Ridge Bankshares, Inc.	30	136
Bank7 Corp.	6	135
Consumer Portfolio Services, Inc.*	14	127
Finance of America Companies, Inc. — Class A*	92	118
Paysign, Inc.*	57	111
SWK Holdings Corp.*	7	110
Clipper Realty, Inc. REIT	20	104
GoHealth, Inc. — Class A*	7	101
Transcontinental Realty Investors, Inc.*	3	92
OppFi, Inc.*	19	48
American Realty Investors, Inc.*	3	44
Total Financial		811,621

Industrial - 10.3%
Chart Industries, Inc.*	73	12,346
Simpson Manufacturing Company, Inc.	74	11,086
Fabrinet*	64	10,664
UFP Industries, Inc.	104	10,650
Comfort Systems USA, Inc.	61	10,395
Applied Industrial Technologies, Inc.	67	10,359
Atkore, Inc.*	67	9,996
Fluor Corp.*	247	9,065
Novanta, Inc.*	62	8,893
Watts Water Technologies, Inc. — Class A	47	8,123
Exponent, Inc.	88	7,533
Badger Meter, Inc.	51	7,337
Casella Waste Systems, Inc. — Class A*	96	7,325
Mueller Industries, Inc.	97	7,291
Zurn Elkay Water Solutions Corp.	256	7,173
Belden, Inc.	74	7,145
Franklin Electric Company, Inc.	80	7,139
Boise Cascade Co.	69	7,110
GATX Corp.	62	6,747
EnerSys	71	6,722
Advanced Energy Industries, Inc.	65	6,703
Terex Corp.	116	6,684
AAON, Inc.	117	6,654
Summit Materials, Inc. — Class A*	207	6,446
Federal Signal Corp.	104	6,212
SPX Technologies, Inc.*	76	6,186
Arcosa, Inc.	84	6,040
John Bean Technologies Corp.	55	5,783
Cactus, Inc. — Class A	112	5,623
Moog, Inc. — Class A	49	5,535
Vishay Intertechnology, Inc.	223	5,512
Matson, Inc.	62	5,501
Sanmina Corp.*	100	5,428
Encore Wire Corp.	29	5,291
Hillenbrand, Inc.	120	5,077
AeroVironment, Inc.*	43	4,796
Itron, Inc.*	79	4,786
Knife River Corp.*	98	4,785
CSW Industrials, Inc.	27	4,731
Albany International Corp. — Class A	54	4,659
Scorpio Tankers, Inc.	85	4,600
ESCO Technologies, Inc.	44	4,595
Kadant, Inc.	20	4,511
O-I Glass, Inc.*	269	4,500
Plexus Corp.*	48	4,463
Dycom Industries, Inc.*	50	4,450
Bloom Energy Corp. — Class A*	332	4,402
Frontdoor, Inc.*	143	4,374
EnPro Industries, Inc.	36	4,363
Werner Enterprises, Inc.	110	4,285
ArcBest Corp.	42	4,269
Golar LNG Ltd.	175	4,246
Hub Group, Inc. — Class A*	54	4,241
Modine Manufacturing Co.*	89	4,072
Energizer Holdings, Inc.	124	3,973
RXO, Inc.*	201	3,966
Sterling Infrastructure, Inc.*	52	3,821
MYR Group, Inc.*	28	3,773
Materion Corp.	36	3,669
Gibraltar Industries, Inc.*	54	3,646
AAR Corp.*	60	3,572
Masonite International Corp.*	38	3,542
Kennametal, Inc.	140	3,483
Trinity Industries, Inc.	141	3,433
NEXTracker, Inc. — Class A*	85	3,414
Mueller Water Products, Inc. — Class A	267	3,386
Worthington Industries, Inc.	53	3,276
Kratos Defense & Security Solutions, Inc.*	217	3,259
OSI Systems, Inc.*	27	3,187
Helios Technologies, Inc.	57	3,162
International Seaways, Inc.	70	3,150
Joby Aviation, Inc.*	480	3,096

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Forward Air Corp.	45	$3,093
Griffon Corp.	76	3,015
Primoris Services Corp.	92	3,011
Enovix Corp.*	237	2,974
Alamo Group, Inc.	17	2,939
Standex International Corp.	20	2,914
Granite Construction, Inc.	76	2,890
Barnes Group, Inc.	85	2,887
Greif, Inc. — Class A	43	2,873
Hillman Solutions Corp.*	336	2,772
PGT Innovations, Inc.*	98	2,719
Masterbrand, Inc.*	223	2,709
Mirion Technologies, Inc.*	345	2,577
Enerpac Tool Group Corp.	97	2,564
Construction Partners, Inc. — Class A*	70	2,559
DHT Holdings, Inc.	236	2,431
World Kinect Corp.	107	2,400
Tennant Co.	32	2,373
Knowles Corp.*	156	2,310
NV5 Global, Inc.*	24	2,310
TTM Technologies, Inc.*	177	2,280
CTS Corp.	54	2,254
Vicor Corp.*	38	2,238
Lindsay Corp.	19	2,236
SFL Corporation Ltd.	199	2,219
American Woodmark Corp.*	29	2,193
Greenbrier Companies, Inc.	53	2,120
Rocket Lab USA, Inc.*	480	2,102
Air Transport Services Group, Inc.*	98	2,045
Energy Recovery, Inc.*	96	2,036
Marten Transport Ltd.	101	1,991
JELD-WEN Holding, Inc.*	147	1,964
AZZ, Inc.	43	1,960
Astec Industries, Inc.	39	1,837
Apogee Enterprises, Inc.	38	1,789
TriMas Corp.	72	1,783
CIRCOR International, Inc.*	31	1,728
Columbus McKinnon Corp.	49	1,711
Teekay Tankers Ltd. — Class A	41	1,707
Golden Ocean Group Ltd.	213	1,678
Chase Corp.	13	1,654
TimkenSteel Corp.*	75	1,629
Thermon Group Holdings, Inc.*	58	1,593
Dorian LPG Ltd.	55	1,580
Janus International Group, Inc.*	147	1,573
FLEX LNG Ltd.	52	1,568
Sturm Ruger & Company, Inc.	30	1,564
Ichor Holdings Ltd.*	49	1,517
Benchmark Electronics, Inc.	61	1,480
Nordic American Tankers Ltd.	355	1,463
Leonardo DRS, Inc.*	87	1,453
Montrose Environmental Group, Inc.*	48	1,405
Archer Aviation, Inc. — Class A*,1	264	1,336
Powell Industries, Inc.	16	1,326
Gorman-Rupp Co.	40	1,316
GrafTech International Ltd.	334	1,279
Heritage-Crystal Clean, Inc.*	27	1,224
Napco Security Technologies, Inc.	55	1,224
Proto Labs, Inc.*	46	1,214
Heartland Express, Inc.	81	1,190
Ryerson Holding Corp.	39	1,134
Myers Industries, Inc.	63	1,129
PureCycle Technologies, Inc.*	201	1,128
Kimball Electronics, Inc.*	41	1,123
Clearwater Paper Corp.*	29	1,051
Insteel Industries, Inc.	32	1,039
Genco Shipping & Trading Ltd.	73	1,021
Smith & Wesson Brands, Inc.	79	1,020
Xometry, Inc. — Class A*	59	1,002
Argan, Inc.	22	1,002
Enviri Corp.*	137	989
LSB Industries, Inc.*	95	972
Kaman Corp.	49	963
Olympic Steel, Inc.	17	956
Evolv Technologies Holdings, Inc.*	195	948
CryoPort, Inc.*	69	946
Mesa Laboratories, Inc.	9	946
Ardmore Shipping Corp.	71	924
Stoneridge, Inc.*	46	923
IES Holdings, Inc.*	14	922
Great Lakes Dredge & Dock Corp.*	114	909
Cadre Holdings, Inc.	34	906
Manitowoc Company, Inc.*	60	903
DXP Enterprises, Inc.*	25	873
Bel Fuse, Inc. — Class B	18	859
Triumph Group, Inc.*	112	858
Li-Cycle Holdings Corp.*	239	848
Hyster-Yale Materials Handling, Inc.	19	847
SmartRent, Inc.*	317	827
Ducommun, Inc.*	19	827
CECO Environmental Corp.*	51	815
Costamare, Inc.	84	808
nLight, Inc.*	76	790
Aspen Aerogels, Inc.*	88	757
LSI Industries, Inc.	45	715
Astronics Corp.*	45	714
Teekay Corp.*	115	710
GoPro, Inc. — Class A*	224	703
Allient, Inc.	22	680
Eagle Bulk Shipping, Inc.[1]	16	672
MicroVision, Inc.*	306	670
Covenant Logistics Group, Inc. — Class A	15	658
AerSale Corp.*	44	657
NVE Corp.	8	657
National Presto Industries, Inc.	9	652
Luxfer Holdings plc	48	626
Greif, Inc. — Class B	9	599
Atmus Filtration Technologies, Inc.*,1	28	584
Tutor Perini Corp.*	74	579
Pactiv Evergreen, Inc.	69	561
Northwest Pipe Co.*	17	513
Limbach Holdings, Inc.*	16	508

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
FARO Technologies, Inc.*	33	$503
Park Aerospace Corp.	32	497
Bowman Consulting Group Ltd.*	17	477
Omega Flex, Inc.	6	472
NuScale Power Corp.*	93	456
Overseas Shipholding Group, Inc. — Class A*	100	439
Babcock & Wilcox Enterprises, Inc.*	102	429
Eastman Kodak Co.*	99	417
Comtech Telecommunications Corp.	47	411
Ranpak Holdings Corp.*	75	408
Concrete Pumping Holdings, Inc.*	45	386
Safe Bulkers, Inc.	116	376
Pangaea Logistics Solutions Ltd.	63	370
Core Molding Technologies, Inc.*	13	370
Radiant Logistics, Inc.*	64	362
Daseke, Inc.*	70	359
Pure Cycle Corp.*	34	326
AMMO, Inc.*	156	315
Iteris, Inc.*	74	306
Universal Logistics Holdings, Inc.	12	302
Park-Ohio Holdings Corp.	15	299
ESS Tech, Inc.*,1	158	297
Eve Holding, Inc.*	31	257
Gencor Industries, Inc.*	18	254
908 Devices, Inc.*	38	253
Tredegar Corp.	46	249
Turtle Beach Corp.*	27	245
Blink Charging Co.*,1	80	245
PAM Transportation Services, Inc.*	11	237
Karat Packaging, Inc.	10	231
Willis Lease Finance Corp.*	5	212
Mayville Engineering Company, Inc.*	19	208
Mistras Group, Inc.*	36	196
Latham Group, Inc.*	67	188
LanzaTech Global, Inc.*	36	168
SKYX Platforms Corp.*	98	139
Intevac, Inc.*	44	137
INNOVATE Corp.*	79	128
374Water, Inc.*	103	128
Sight Sciences, Inc.*	37	125
Charge Enterprises, Inc.*	233	116
Transphorm, Inc.*	47	104
Akoustis Technologies, Inc.*	120	90
Himalaya Shipping Ltd.*	15	72
NL Industries, Inc.	15	71
Amprius Technologies, Inc.*	9	43
Southland Holdings, Inc.*	7	42
Redwire Corp.*	14	40
Total Industrial		588,667

Consumer, Cyclical - 7.9%
Light & Wonder, Inc. — Class A*	158	11,270
Asbury Automotive Group, Inc.*	36	8,283
Taylor Morrison Home Corp. — Class A*	182	7,755
Meritage Homes Corp.	63	7,711
Fox Factory Holding Corp.*	74	7,332
Beacon Roofing Supply, Inc.*	93	7,177
Carvana Co.*,1	166	6,969
Visteon Corp.*	49	6,765
FirstCash Holdings, Inc.	65	6,525
Group 1 Automotive, Inc.	24	6,449
Academy Sports & Outdoors, Inc.	129	6,098
Adient plc*	166	6,092
Goodyear Tire & Rubber Co.*	485	6,029
Skyline Champion Corp.*	93	5,926
KB Home	125	5,785
Hilton Grand Vacations, Inc.*	141	5,739
International Game Technology plc	188	5,700
Signet Jewelers Ltd.	77	5,529
American Eagle Outfitters, Inc.	315	5,232
Installed Building Products, Inc.	41	5,121
LCI Industries	43	5,049
Abercrombie & Fitch Co. — Class A*	85	4,791
Tri Pointe Homes, Inc.*	172	4,704
GMS, Inc.*	72	4,606
Rush Enterprises, Inc. — Class A	108	4,410
UniFirst Corp.	26	4,238
Boot Barn Holdings, Inc.*	52	4,222
Kontoor Brands, Inc.	96	4,215
MDC Holdings, Inc.	102	4,205
Steven Madden Ltd.	130	4,130
Cavco Industries, Inc.*	15	3,985
Resideo Technologies, Inc.*	252	3,981
M/I Homes, Inc.*	47	3,950
Papa John’s International, Inc.	57	3,889
Veritiv Corp.	23	3,885
Shake Shack, Inc. — Class A*	65	3,775
Bloomin’ Brands, Inc.	152	3,738
Urban Outfitters, Inc.*	111	3,629
LGI Homes, Inc.*	36	3,582
Cinemark Holdings, Inc.*	190	3,487
Dorman Products, Inc.*	46	3,485
Topgolf Callaway Brands Corp.*	249	3,446
Red Rock Resorts, Inc. — Class A	82	3,362
PriceSmart, Inc.	45	3,349
Dana, Inc.	226	3,315
Century Communities, Inc.	49	3,272
Vista Outdoor, Inc.*	98	3,246
MillerKnoll, Inc.	132	3,227
SkyWest, Inc.*	76	3,187
Spirit Airlines, Inc.	190	3,135
Gentherm, Inc.*	57	3,093
Winnebago Industries, Inc.	51	3,032
XPEL, Inc.*	39	3,007
Six Flags Entertainment Corp.*	125	2,939
SeaWorld Entertainment, Inc.*	63	2,914
Acushnet Holdings Corp.	54	2,864
Sonos, Inc.*	220	2,840
OPENLANE, Inc.*	187	2,790
Patrick Industries, Inc.	37	2,777
HNI Corp.	80	2,771
Atlanta Braves Holdings, Inc. — Class C*	76	2,716

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
ODP Corp.*	57	$2,631
JetBlue Airways Corp.*	570	2,622
Cracker Barrel Old Country Store, Inc.	38	2,554
Cheesecake Factory, Inc.	84	2,545
Oxford Industries, Inc.	26	2,499
Jack in the Box, Inc.	36	2,486
Madison Square Garden Entertainment Corp.*	75	2,468
Foot Locker, Inc.	142	2,464
H&E Equipment Services, Inc.	56	2,419
Brinker International, Inc.*	76	2,401
Hanesbrands, Inc.	606	2,400
La-Z-Boy, Inc.	75	2,316
Dave & Buster’s Entertainment, Inc.*	62	2,298
National Vision Holdings, Inc.*	135	2,184
Fisker, Inc.*,1	338	2,170
Luminar Technologies, Inc.*,1	469	2,134
Allegiant Travel Co. — Class A	27	2,075
Dillard’s, Inc. — Class A	6	1,985
Sovos Brands, Inc.*	88	1,984
Sweetgreen, Inc. — Class A*	167	1,962
Warby Parker, Inc. — Class A*	147	1,935
Everi Holdings, Inc.*	146	1,930
Green Brick Partners, Inc.*	46	1,909
Winmark Corp.	5	1,866
Nu Skin Enterprises, Inc. — Class A	86	1,824
iRobot Corp.*	47	1,781
Buckle, Inc.	53	1,770
G-III Apparel Group Ltd.*	71	1,769
Leslie’s, Inc.*	306	1,732
Wabash National Corp.	82	1,732
Caleres, Inc.	60	1,726
Malibu Boats, Inc. — Class A*	35	1,716
Steelcase, Inc. — Class A	153	1,709
Sphere Entertainment Co.*	45	1,672
Nikola Corp.*,1	1,028	1,614
Lions Gate Entertainment Corp. — Class B*	200	1,574
Sally Beauty Holdings, Inc.*	186	1,559
Chico’s FAS, Inc.*	207	1,548
IMAX Corp.*	78	1,507
indie Semiconductor, Inc. — Class A*	237	1,493
MRC Global, Inc.*	145	1,486
Camping World Holdings, Inc. — Class A	72	1,469
American Axle & Manufacturing Holdings, Inc.*	198	1,438
Monarch Casino & Resort, Inc.	23	1,428
OneSpaWorld Holdings Ltd.*	126	1,414
Methode Electronics, Inc.	61	1,394
Dine Brands Global, Inc.	27	1,335
ScanSource, Inc.*	44	1,334
Sonic Automotive, Inc. — Class A	27	1,290
Beazer Homes USA, Inc.*	51	1,270
Standard Motor Products, Inc.	37	1,244
Aurora Innovation, Inc.*	527	1,239
BlueLinx Holdings, Inc.*	15	1,231
Titan International, Inc.*	91	1,222
MarineMax, Inc.*	37	1,214
Golden Entertainment, Inc.	35	1,196
Ethan Allen Interiors, Inc.	40	1,196
Douglas Dynamics, Inc.	39	1,177
Life Time Group Holdings, Inc.*	77	1,171
Portillo’s, Inc. — Class A*	74	1,139
Clean Energy Fuels Corp.*	292	1,118
Chuy’s Holdings, Inc.*	31	1,103
Wolverine World Wide, Inc.	135	1,088
Guess?, Inc.	50	1,082
Designer Brands, Inc. — Class A	85	1,076
PC Connection, Inc.	20	1,068
Hibbett, Inc.	22	1,045
Arko Corp.	143	1,022
Accel Entertainment, Inc.*	93	1,018
Hudson Technologies, Inc.*	76	1,011
Interface, Inc. — Class A	99	971
A-Mark Precious Metals, Inc.	33	968
Sun Country Airlines Holdings, Inc.*	65	965
Titan Machinery, Inc.*	36	957
Dream Finders Homes, Inc. — Class A*	42	934
BJ’s Restaurants, Inc.*	39	915
America’s Car-Mart, Inc.*	10	910
RCI Hospitality Holdings, Inc.	15	910
Sleep Number Corp.*	37	910
VSE Corp.	18	908
Shyft Group, Inc.	60	898
REV Group, Inc.	55	880
Super Group SGHC Ltd.*,1	236	871
Forestar Group, Inc.*	32	862
Lions Gate Entertainment Corp. — Class A*	101	857
Savers Value Village, Inc.*	45	840
Hovnanian Enterprises, Inc. — Class A*	8	813
Denny’s Corp.*	95	805
Virgin Galactic Holdings, Inc.*,1	435	783
Global Industrial Co.	23	770
Miller Industries, Inc.	19	745
Movado Group, Inc.	27	738
Rush Enterprises, Inc. — Class B	16	725
Xperi, Inc.*	73	720
Haverty Furniture Companies, Inc.	25	719
Vizio Holding Corp. — Class A*	131	709
Bluegreen Vacations Holding Corp.	19	697
Shoe Carnival, Inc.	29	697
Build-A-Bear Workshop, Inc. — Class A	23	676
Bally’s Corp.*	51	669
MasterCraft Boat Holdings, Inc.*	30	667
Xponential Fitness, Inc. — Class A*	43	666
Atlanta Braves Holdings, Inc. — Class A*	17	664
Kura Sushi USA, Inc. — Class A*	10	661
Marcus Corp.	42	651
Genesco, Inc.*	21	647
Blue Bird Corp.*	30	640
Daktronics, Inc.*	65	580

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Children’s Place, Inc.*	21	$568
Hawaiian Holdings, Inc.*	88	557
Solid Power, Inc.*	268	541
OneWater Marine, Inc. — Class A*	20	512
Rush Street Interactive, Inc.*	109	504
Zumiez, Inc.*	28	498
ThredUp, Inc. — Class A*	124	497
Johnson Outdoors, Inc. — Class A	9	492
Bowlero Corp. — Class A*,1	51	491
SES AI Corp.*	216	490
Lovesac Co.*	24	478
Funko, Inc. — Class A*	60	459
Holley, Inc.*	91	454
Destination XL Group, Inc.*	101	452
First Watch Restaurant Group, Inc.*	26	450
El Pollo Loco Holdings, Inc.	50	447
TuSimple Holdings, Inc. — Class A*	286	446
Lindblad Expeditions Holdings, Inc.*	61	439
Commercial Vehicle Group, Inc.*	56	435
Carrols Restaurant Group, Inc.*	64	422
EVgo, Inc.*,1	124	419
Cooper-Standard Holdings, Inc.*	29	389
Clarus Corp.	51	386
Hooker Furnishings Corp.	19	369
PetMed Express, Inc.	36	369
Potbelly Corp.*	45	351
Microvast Holdings, Inc.*	182	344
Frontier Group Holdings, Inc.*	66	320
Tilly’s, Inc. — Class A*	39	317
Global Business Travel Group I*	56	308
Hyliion Holdings Corp.*	254	300
GrowGeneration Corp.*	102	298
Vera Bradley, Inc.*	45	297
Sportsman’s Warehouse Holdings, Inc.*	66	296
Snap One Holdings Corp.*	32	296
Tile Shop Holdings, Inc.*	50	275
Fiesta Restaurant Group, Inc.*	31	262
Escalade, Inc.	17	260
Big 5 Sporting Goods Corp.[1]	37	259
Weyco Group, Inc.	10	254
Big Lots, Inc.	49	250
Century Casinos, Inc.*	48	246
Full House Resorts, Inc.*	57	243
JAKKS Pacific, Inc.*	13	242
J Jill, Inc.*	8	237
Cato Corp. — Class A	30	230
Red Robin Gourmet Burgers, Inc.*	27	217
Marine Products Corp.	15	213
ONE Group Hospitality, Inc.*	38	209
Reservoir Media, Inc.*	34	207
Landsea Homes Corp.*	23	207
EVI Industries, Inc.*	8	198
Rocky Brands, Inc.	12	176
Noodles & Co.*	69	170
Fossil Group, Inc.*	82	169
Lazydays Holdings, Inc.*	22	167
Traeger, Inc.*	61	166
Biglari Holdings, Inc. — Class B*	1	166
Purple Innovation, Inc.	94	161
VOXX International Corp. — Class A*	20	160
Duluth Holdings, Inc. — Class B*	23	138
Livewire Group, Inc.*	19	132
Workhorse Group, Inc.*,1	287	119
Aeva Technologies, Inc.*	138	106
Envela Corp.*	13	62
CompX International, Inc.	3	56
United Homes Group, Inc.*	9	50
Torrid Holdings, Inc.*	21	47
Dragonfly Energy Holdings Corp.*	26	40
Loop Media, Inc.*	63	31
Liberty TripAdvisor Holdings, Inc. — Class B*	1	29
Qurate Retail, Inc. — Class B*	2	15
Total Consumer, Cyclical		449,064

Technology - 7.6%
Super Micro Computer, Inc.*	81	21,939
SPS Commerce, Inc.*	64	10,919
Onto Innovation, Inc.*	85	10,839
Rambus, Inc.*	189	10,544
Qualys, Inc.*	64	9,763
Axcelis Technologies, Inc.*	56	9,131
Tenable Holdings, Inc.*	198	8,870
Workiva, Inc.*	85	8,614
Duolingo, Inc.*	50	8,294
ExlService Holdings, Inc.*	280	7,851
Maximus, Inc.	105	7,842
MACOM Technology Solutions Holdings, Inc.*	94	7,669
Power Integrations, Inc.	98	7,478
Insight Enterprises, Inc.*	50	7,275
Silicon Laboratories, Inc.*	55	6,374
MicroStrategy, Inc. — Class A*	19	6,237
Diodes, Inc.*	78	6,150
Synaptics, Inc.*	68	6,082
Appfolio, Inc. — Class A*	33	6,027
Box, Inc. — Class A*	244	5,907
Altair Engineering, Inc. — Class A*	93	5,818
Varonis Systems, Inc.*	188	5,742
Freshworks, Inc. — Class A*	279	5,558
Blackline, Inc.*	98	5,436
Blackbaud, Inc.*	75	5,274
CommVault Systems, Inc.*	77	5,206
Evolent Health, Inc. — Class A*	191	5,201
Rapid7, Inc.*	104	4,761
FormFactor, Inc.*	134	4,682
Kulicke & Soffa Industries, Inc.	96	4,668
Verra Mobility Corp.*	242	4,525
Privia Health Group, Inc.*	191	4,393
ACI Worldwide, Inc.*	188	4,241
Braze, Inc. — Class A*	90	4,206
Sprout Social, Inc. — Class A*	83	4,140
IonQ, Inc.*	278	4,137

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Amkor Technology, Inc.	177	$4,000
Progress Software Corp.	75	3,944
Fastly, Inc. — Class A*	205	3,930
Parsons Corp.*	71	3,859
Envestnet, Inc.*	87	3,831
SiTime Corp.*	30	3,427
Ambarella, Inc.*	63	3,341
ACV Auctions, Inc. — Class A*	220	3,340
PagerDuty, Inc.*	148	3,329
NetScout Systems, Inc.*	118	3,306
Appian Corp. — Class A*	71	3,238
Xerox Holdings Corp.	199	3,122
MaxLinear, Inc. — Class A*	129	2,870
Semtech Corp.*	111	2,858
Cohu, Inc.*	81	2,790
CSG Systems International, Inc.	54	2,760
Clear Secure, Inc. — Class A	144	2,742
PROS Holdings, Inc.*	77	2,666
Schrodinger Incorporated/United States*	94	2,657
DigitalOcean Holdings, Inc.*	110	2,643
C3.ai, Inc. — Class A*,1	102	2,603
Asana, Inc. — Class A*	138	2,527
Verint Systems, Inc.*	108	2,483
Veeco Instruments, Inc.*	88	2,474
Veradigm, Inc.*	187	2,457
AvidXchange Holdings, Inc.*	257	2,436
Donnelley Financial Solutions, Inc.*	43	2,420
Agilysys, Inc.*	35	2,316
Ultra Clean Holdings, Inc.*	77	2,285
Apollo Medical Holdings, Inc.*	74	2,283
NextGen Healthcare, Inc.*	94	2,231
Impinj, Inc.*	40	2,201
PowerSchool Holdings, Inc. — Class A*	97	2,198
Photronics, Inc.*	106	2,142
Jamf Holding Corp.*	121	2,137
Aehr Test Systems*	45	2,056
SMART Global Holdings, Inc.*	84	2,045
Adeia, Inc.	185	1,976
Zeta Global Holdings Corp. — Class A*	232	1,937
AvePoint, Inc.*	264	1,774
PAR Technology Corp.*	46	1,773
Zuora, Inc. — Class A*	214	1,763
PDF Solutions, Inc.*	53	1,717
Digi International, Inc.*	61	1,647
Phreesia, Inc.*	88	1,644
Model N, Inc.*	65	1,587
Avid Technology, Inc.*	59	1,585
Everbridge, Inc.*	70	1,569
N-able, Inc.*	121	1,561
EngageSmart, Inc.*	84	1,511
Sapiens International Corporation N.V.	53	1,507
ACM Research, Inc. — Class A*	83	1,503
Cerence, Inc.*	70	1,426
Amplitude, Inc. — Class A*	117	1,354
E2open Parent Holdings, Inc.*	293	1,330
Intapp, Inc.*	38	1,274
Alkami Technology, Inc.*	68	1,239
Navitas Semiconductor Corp.*	177	1,230
Alpha & Omega Semiconductor Ltd.*	40	1,194
Yext, Inc.*	185	1,171
Grid Dynamics Holdings, Inc.*	96	1,169
BigCommerce Holdings, Inc.*	116	1,145
Simulations Plus, Inc.	27	1,126
3D Systems Corp.*	221	1,085
Olo, Inc. — Class A*	179	1,085
Conduent, Inc.*	296	1,030
Alignment Healthcare, Inc.*	147	1,020
Digital Turbine, Inc.*	164	992
Health Catalyst, Inc.*	97	982
Cardlytics, Inc.*	58	957
Matterport, Inc.*	432	937
Outset Medical, Inc.*	86	936
Corsair Gaming, Inc.*	64	930
Vimeo, Inc.*	262	927
Pitney Bowes, Inc.	302	912
PubMatic, Inc. — Class A*	75	908
TTEC Holdings, Inc.	34	892
Instructure Holdings, Inc.*	34	864
Consensus Cloud Solutions, Inc.*	34	856
SolarWinds Corp.*	88	831
Digimarc Corp.*	25	812
Mitek Systems, Inc.*	74	793
CEVA, Inc.*	40	776
Integral Ad Science Holding Corp.*	65	773
Cricut, Inc. — Class A	83	771
MeridianLink, Inc.*	45	768
Planet Labs PBC*	290	754
OneSpan, Inc.*	69	742
Desktop Metal, Inc. — Class A*	483	705
Vishay Precision Group, Inc.*	21	705
Thoughtworks Holding, Inc.*	160	653
American Software, Inc. — Class A	55	630
Definitive Healthcare Corp.*	78	623
Cantaloupe, Inc.*	99	619
Daily Journal Corp.*	2	588
Domo, Inc. — Class B*	53	520
Sharecare, Inc.*	531	499
8x8, Inc.*	196	494
NextNav, Inc.*	94	483
SoundHound AI, Inc. — Class A*,1	238	478
Playstudios, Inc.*	148	471
Weave Communications, Inc.*	57	465
Bandwidth, Inc. — Class A*	41	462
SEMrush Holdings, Inc. — Class A*	54	459
Ebix, Inc.	46	454
Inspired Entertainment, Inc.*	38	454
LivePerson, Inc.*	110	428
PlayAGS, Inc.*	64	417
EverCommerce, Inc.*	40	401
Computer Programs and Systems, Inc.*	25	398
Unisys Corp.*	115	397
Enfusion, Inc. — Class A*	44	395

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Red Violet, Inc.*	19	$380
Innodata, Inc.*	44	375
Vuzix Corp.*,1	102	370
ON24, Inc.	57	361
Immersion Corp.	54	357
Outbrain, Inc.*	71	346
Asure Software, Inc.*	33	312
Expensify, Inc. — Class A*	96	312
Climb Global Solutions, Inc.	7	301
IBEX Holdings Ltd.*	19	294
inTEST Corp.*	19	288
CoreCard Corp.*	13	260
CS Disco, Inc.*	39	259
Rackspace Technology, Inc.*	109	256
Kaltura, Inc.*	144	249
HireRight Holdings Corp.*	26	247
Brightcove, Inc.*	75	247
Velo3D, Inc.*	154	240
Atomera, Inc.*	37	232
Richardson Electronics Ltd.	21	230
eGain Corp.*	37	227
Tingo Group, Inc.*	211	216
Rimini Street, Inc.*	84	185
SkyWater Technology, Inc.*	30	181
Viant Technology, Inc. — Class A*	25	140
LiveVox Holdings, Inc.*	39	130
Skillsoft Corp.*	139	123
Veritone, Inc.*	45	116
BigBear.ai Holdings, Inc.*	46	69
System1, Inc.*	43	52
Presto Automation, Inc.*	6	9
CXApp, Inc.*	3	5
Total Technology		436,352

Energy - 5.7%
ChampionX Corp.	343	12,218
Chord Energy Corp.	72	11,669
Matador Resources Co.	196	11,658
Murphy Oil Corp.	257	11,655
Weatherford International plc*	123	11,111
PBF Energy, Inc. — Class A	196	10,492
Civitas Resources, Inc.	120	9,704
Noble Corporation plc	191	9,674
Denbury, Inc.*	87	8,527
Patterson-UTI Energy, Inc.	609	8,429
SM Energy Co.	208	8,247
Valaris Ltd.*	106	7,948
Magnolia Oil & Gas Corp. — Class A	316	7,240
Helmerich & Payne, Inc.	168	7,083
Equitrans Midstream Corp.	753	7,056
California Resources Corp.	124	6,945
Permian Resources Corp.	476	6,645
Kosmos Energy Ltd.*	787	6,438
CONSOL Energy, Inc.	59	6,190
CNX Resources Corp.*	274	6,187
Tidewater, Inc.*	82	5,828
Array Technologies, Inc.*	262	5,814
Alpha Metallurgical Resources, Inc.	22	5,714
Northern Oil and Gas, Inc.	141	5,672
Peabody Energy Corp.	216	5,614
Arch Resources, Inc.	32	5,461
Shoals Technologies Group, Inc. — Class A*	295	5,384
Liberty Energy, Inc. — Class A	286	5,297
Warrior Met Coal, Inc.	90	4,597
Oceaneering International, Inc.*	174	4,475
Callon Petroleum Co.*	106	4,147
Seadrill Ltd.*	88	3,941
Expro Group Holdings N.V.*	153	3,554
Par Pacific Holdings, Inc.*	96	3,450
Sitio Royalties Corp. — Class A	140	3,389
Delek US Holdings, Inc.	112	3,182
Talos Energy, Inc.*	190	3,124
Green Plains, Inc.*	101	3,040
Archrock, Inc.	241	3,037
Helix Energy Solutions Group, Inc.*	249	2,781
Borr Drilling Ltd.*	379	2,691
Diamond Offshore Drilling, Inc.*	176	2,584
NOW, Inc.*	183	2,172
Gulfport Energy Corp.*	17	2,017
Earthstone Energy, Inc. — Class A*	99	2,004
Nabors Industries Ltd.*	16	1,970
Core Laboratories, Inc.	81	1,945
US Silica Holdings, Inc.*	131	1,839
Sunnova Energy International, Inc.*,1	175	1,832
ProPetro Holding Corp.*	171	1,818
Comstock Resources, Inc.	159	1,754
CVR Energy, Inc.	51	1,736
Dril-Quip, Inc.*	59	1,662
Vital Energy, Inc.*	29	1,607
Fluence Energy, Inc.*	68	1,563
SunCoke Energy, Inc.	145	1,472
TETRA Technologies, Inc.*	217	1,384
RPC, Inc.	147	1,314
Bristow Group, Inc.*	41	1,155
Select Water Solutions, Inc. — Class A	140	1,113
SilverBow Resources, Inc.*	31	1,109
REX American Resources Corp.*	27	1,099
Berry Corp.	132	1,082
Tellurian, Inc.*	918	1,065
Montauk Renewables, Inc.*	115	1,048
Stem, Inc.*,1	245	1,039
Kinetik Holdings, Inc. — Class A	30	1,013
Vitesse Energy, Inc.	43	984
SunPower Corp. — Class A*	151	932
Oil States International, Inc.*	109	912
FuelCell Energy, Inc.*,1	705	902
Newpark Resources, Inc.*	129	891
SandRidge Energy, Inc.	55	861
Crescent Energy Co. — Class A	66	834
DMC Global, Inc.*	34	832
VAALCO Energy, Inc.	187	821
W&T Offshore, Inc.*	170	745

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Cleanspark, Inc.*	190	$724
AESI Holdings, Inc. — Class A	28	622
Hallador Energy Co.*	40	577
Solaris Oilfield Infrastructure, Inc. — Class A	53	565
Excelerate Energy, Inc. — Class A	31	528
Aris Water Solutions, Inc. — Class A	52	519
Maxeon Solar Technologies Ltd.*	44	510
Vertex Energy, Inc.*	113	503
Gevo, Inc.*	403	480
Riley Exploration Permian, Inc.	15	477
Kodiak Gas Services, Inc.*	26	465
Amplify Energy Corp.*	63	463
ProFrac Holding Corp. — Class A*	42	457
Energy Vault Holdings, Inc.*	170	434
Eneti, Inc.	43	433
Ramaco Resources, Inc. — Class A	39	429
Forum Energy Technologies, Inc.*	17	408
Ring Energy, Inc.*	208	406
Enviva, Inc.	54	403
Eos Energy Enterprises, Inc.*,1	186	400
Ranger Energy Services, Inc.	27	383
Evolution Petroleum Corp.	53	362
FutureFuel Corp.	45	323
HighPeak Energy, Inc.	18	304
Granite Ridge Resources, Inc.	45	274
NextDecade Corp.*	53	271
KLX Energy Services Holdings, Inc.*	22	261
NACCO Industries, Inc. — Class A	7	245
TPI Composites, Inc.*	71	188
Mammoth Energy Services, Inc.*	40	186
Empire Petroleum Corp.*	18	173
PrimeEnergy Resources Corp.*	1	116
Ramaco Resources, Inc. — Class B	8	95
Verde Clean Fuels, Inc.*	7	26
Total Energy		327,428

Communications - 2.4%
Extreme Networks, Inc.*	217	5,254
Ziff Davis, Inc.*	82	5,223
TEGNA, Inc.	348	5,070
DigitalBridge Group, Inc.	280	4,922
Yelp, Inc. — Class A*	117	4,866
Calix, Inc.*	102	4,676
Cogent Communications Holdings, Inc.	75	4,642
InterDigital, Inc.	47	3,771
Viavi Solutions, Inc.*	381	3,482
Perficient, Inc.*	59	3,414
Q2 Holdings, Inc.*	99	3,195
Telephone & Data Systems, Inc.	171	3,131
Cargurus, Inc.*	169	2,961
ePlus, Inc.*	46	2,922
Bumble, Inc. — Class A*	175	2,611
Credo Technology Group Holding Ltd.*	169	2,577
Opendoor Technologies, Inc.*	940	2,482
Lumen Technologies, Inc.*	1,737	2,467
Sprinklr, Inc. — Class A*	178	2,464
Upwork, Inc.*	214	2,431
Squarespace, Inc. — Class A*	77	2,231
Liberty Latin America Ltd. — Class C*	249	2,032
Cars.com, Inc.*	115	1,939
Harmonic, Inc.*	191	1,839
A10 Networks, Inc.	122	1,834
Scholastic Corp.	47	1,793
Magnite, Inc.*	232	1,749
Shenandoah Telecommunications Co.	84	1,731
Shutterstock, Inc.	43	1,636
Globalstar, Inc.*	1,189	1,558
Infinera Corp.*	345	1,442
Gogo, Inc.*	115	1,372
TechTarget, Inc.*	45	1,366
Hims & Hers Health, Inc.*	212	1,333
Eventbrite, Inc. — Class A*	134	1,321
Figs, Inc. — Class A*	221	1,304
fuboTV, Inc.*	488	1,303
Open Lending Corp. — Class A*	172	1,259
Overstock.com, Inc.*	78	1,234
CommScope Holding Company, Inc.*	357	1,200
ADTRAN Holdings, Inc.	135	1,111
Clear Channel Outdoor Holdings, Inc.*	642	1,014
Thryv Holdings, Inc.*	54	1,014
Couchbase, Inc.*	59	1,012
Rover Group, Inc.*	161	1,008
Gray Television, Inc.	143	990
EchoStar Corp. — Class A*	58	972
Revolve Group, Inc.*	71	966
HealthStream, Inc.	42	906
QuinStreet, Inc.*	90	807
Liquidity Services, Inc.*	41	722
Anterix, Inc.*	22	690
WideOpenWest, Inc.*	87	666
Clearfield, Inc.*	23	659
Boston Omaha Corp. — Class A*	40	656
Preformed Line Products Co.	4	650
Sinclair, Inc.	57	639
Stagwell, Inc.*	136	638
AMC Networks, Inc. — Class A*	54	636
NETGEAR, Inc.*	49	617
Gannett Company, Inc.*	248	608
ATN International, Inc.	19	600
IDT Corp. — Class B*	27	595
Aviat Networks, Inc.*	19	593
EW Scripps Co. — Class A*	103	564
iHeartMedia, Inc. — Class A*	178	562
Ooma, Inc.*	41	534
Liberty Latin America Ltd. — Class A*	63	514
Stitch Fix, Inc. — Class A*	146	504
Nextdoor Holdings, Inc.*	252	459
Spok Holdings, Inc.	31	442
Consolidated Communications Holdings, Inc.*	129	441
Advantage Solutions, Inc.*	150	426
Grindr, Inc.*	71	408

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
Ribbon Communications, Inc.*	152	$407
AST SpaceMobile, Inc.*,1	105	399
Nerdy, Inc.*	103	381
Entravision Communications Corp. — Class A	104	380
CarParts.com, Inc.*	92	379
Tucows, Inc. — Class A*	17	347
Luna Innovations, Inc.*	56	328
1-800-Flowers.com, Inc. — Class A*	45	315
MediaAlpha, Inc. — Class A*	37	306
Mondee Holdings, Inc.*,1	79	282
Vivid Seats, Inc. — Class A*	42	270
EverQuote, Inc. — Class A*	37	267
Blade Air Mobility, Inc.*	101	262
BlackSky Technology, Inc.*	205	240
Gambling.com Group Ltd.*	18	235
DHI Group, Inc.*	75	229
BARK, Inc.*	190	228
OptimizeRx Corp.*	29	226
Lands’ End, Inc.*	26	194
Solo Brands, Inc. — Class A*	38	194
Allbirds, Inc. — Class A*	165	183
Townsquare Media, Inc. — Class A	20	174
ContextLogic, Inc. — Class A*	38	168
KVH Industries, Inc.*	32	163
Cambium Networks Corp.*	21	154
Terran Orbital Corp.*,1	148	123
Urban One, Inc.*	20	101
DZS, Inc.*	38	80
Urban One, Inc.*	14	70
Value Line, Inc.	1	44
Total Communications		134,789

Basic Materials - 2.3%
Commercial Metals Co.	203	10,030
ATI, Inc.*	223	9,177
Balchem Corp.	55	6,822
Cabot Corp.	96	6,650
HB Fuller Co.	94	6,449
Livent Corp.*	311	5,726
Carpenter Technology Corp.	83	5,578
Avient Corp.	157	5,545
Innospec, Inc.	43	4,395
Sensient Technologies Corp.	73	4,269
Hecla Mining Co.	1,040	4,066
Constellium SE*	219	3,986
Rogers Corp.*	30	3,944
Quaker Chemical Corp.	24	3,840
Uranium Energy Corp.*	634	3,265
Minerals Technologies, Inc.	56	3,067
Ingevity Corp.*	63	2,999
Stepan Co.	37	2,774
Sylvamo Corp.	63	2,768
Tronox Holdings plc — Class A	203	2,728
Energy Fuels, Inc.*,1	272	2,236
Kaiser Aluminum Corp.	28	2,107
Orion S.A.	97	2,064
Hawkins, Inc.	34	2,001
Compass Minerals International, Inc.	59	1,649
Ecovyst, Inc.*	165	1,624
Novagold Resources, Inc.*	417	1,601
AdvanSix, Inc.	46	1,430
Koppers Holdings, Inc.	35	1,384
Mativ Holdings, Inc.	94	1,340
Schnitzer Steel Industries, Inc. — Class A	45	1,253
Piedmont Lithium, Inc.*	31	1,231
Coeur Mining, Inc.*	553	1,227
Perimeter Solutions S.A.*	267	1,212
Centrus Energy Corp. — Class A*	21	1,192
Ivanhoe Electric Incorporated / US*	97	1,154
Haynes International, Inc.	22	1,024
Lightwave Logic, Inc.*	199	890
United States Lime & Minerals, Inc.	4	804
Encore Energy Corp.*	245	799
Century Aluminum Co.*	91	654
American Vanguard Corp.	47	514
i-80 Gold Corp.*	334	511
Trinseo plc	61	498
Oil-Dri Corporation of America	8	494
Intrepid Potash, Inc.*	18	453
Rayonier Advanced Materials, Inc.*	110	389
Danimer Scientific, Inc.*	152	315
Kronos Worldwide, Inc.	38	294
Terawulf, Inc.*	233	294
Caledonia Mining Corporation plc	28	276
Dakota Gold Corp.*	93	240
Origin Materials, Inc.*	184	236
Codexis, Inc.*	115	217
Perpetua Resources Corp.*	65	212
Glatfelter Corp.*	77	154
5E Advanced Materials, Inc.*	68	154
PolyMet Mining Corp.*	59	123
Contango ORE, Inc.*	6	109
Valhi, Inc.	4	53
NioCorp Developments Ltd.*	3	11
Total Basic Materials		132,501

Utilities - 1.9%
Brookfield Infrastructure Corp. — Class A	208	7,351
New Jersey Resources Corp.	168	6,826
Portland General Electric Co.	168	6,801
PNM Resources, Inc.	149	6,647
ONE Gas, Inc.	96	6,555
Ormat Technologies, Inc.	93	6,503
Southwest Gas Holdings, Inc.	107	6,464
Black Hills Corp.	115	5,818
Otter Tail Corp.	72	5,466
ALLETE, Inc.	100	5,280
Spire, Inc.	89	5,036
American States Water Co.	64	5,036
Northwestern Energy Group, Inc.	104	4,998
California Water Service Group	97	4,589
MGE Energy, Inc.	63	4,316
Avista Corp.	131	4,240

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value
SJW Group	54	$3,246
Chesapeake Utilities Corp.	30	2,932
Northwest Natural Holding Co.	62	2,366
Ameresco, Inc. — Class A*	56	2,159
Middlesex Water Co.	30	1,987
Unitil Corp.	28	1,196
York Water Co.	25	937
Consolidated Water Company Ltd.	26	739
Artesian Resources Corp. — Class A	15	630
Altus Power, Inc.*	111	583
Genie Energy Ltd. — Class B	34	501
RGC Resources, Inc.	14	242
Cadiz, Inc.*	70	232
Global Water Resources, Inc.	20	195
FTC Solar, Inc.*	110	141
Total Utilities		110,012

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	48	1,018

Total Common Stocks
(Cost $4,336,409)		3,870,009

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Tobira Therapeutics, Inc.*	14	—
Novartis AG*	100	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $39)		—

MUTUAL FUNDS† - 20.4%
Guggenheim Strategy Fund II2	25,618	621,743
Guggenheim Ultra Short Duration Fund — Institutional Class[2]	56,061	546,598
Total Mutual Funds
(Cost $1,183,372)		1,168,341

	Face Amount
U.S. TREASURY BILLS†† - 1.7%
U.S. Treasury Bills
5.27% due 11/07/23[3,4]	$100,000	99,472
Total U.S. Treasury Bills
(Cost $99,459)		99,472

REPURCHASE AGREEMENTS††,5 - 10.7%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[3]	345,483	345,483
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[3]	134,204	134,204
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[3]	132,878	132,878
Total Repurchase Agreements
(Cost $612,565)		612,565

	Shares
SECURITIES LENDING COLLATERAL†,6 - 1.0%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[7]	56,053	56,053
Total Securities Lending Collateral
(Cost $56,053)		56,053

Total Investments - 101.4%
(Cost $6,287,897)		$5,806,440
Other Assets & Liabilities, net - (1.4)%		(79,841)
Total Net Assets - 100.0%		$5,726,599

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Russell 2000 Index	Pay	5.53% (Federal Funds Rate + 0.20%)	At Maturity	12/21/23	711	$1,269,214	$(17,775)
Goldman Sachs International	Russell 2000 Index	Pay	5.43% (Federal Funds Rate + 0.10%)	At Maturity	12/21/23	1,118	1,995,055	(26,974)
Barclays Bank plc	Russell 2000 Index	Pay	5.31% (SOFR)	At Maturity	12/20/23	815	1,454,968	(33,763)
							$4,719,237	$(78,512)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
RUSSELL 2000® 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$3,870,009	$—	*	$—		$3,870,009
Rights	—	—		—	*	—
Mutual Funds	1,168,341	—		—		1,168,341
U.S. Treasury Bills	—	99,472		—		99,472
Repurchase Agreements	—	612,565		—		612,565
Securities Lending Collateral	56,053	—		—		56,053
Total Assets	$5,094,403	$712,037		$—		$5,806,440

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$78,512	$—	$78,512

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$620,207	$—	$—	$—	$1,536	$621,743	25,618	$17,128
Guggenheim Ultra Short Duration Fund — Institutional Class	743,330	—	(200,000)	(4,303)	7,571	546,598	56,061	19,477
	$1,363,537	$—	$(200,000)	$(4,303)	$9,107	$1,168,341		$36,605

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value - including $54,123 of securities loaned (cost $4,491,960)	$4,025,534
Investments in affiliated issuers, at value (cost $1,183,372)	1,168,341
Repurchase agreements, at value (cost $612,565)	612,565
Cash	6,649
Segregated cash with broker	46,545
Receivables:
Fund shares sold	10,809
Dividends	10,098
Interest	181
Securities lending income	101
Total assets	5,880,823

Liabilities:
Unrealized depreciation on OTC swap agreements	78,512
Payable for:
Return of securities lending collateral	56,053
Swap settlement	7,727
Management fees	4,318
Transfer agent fees	1,444
Distribution and service fees	1,253
Fund shares redeemed	990
Portfolio accounting and administration fees	260
Trustees’ fees*	80
Miscellaneous	3,587
Total liabilities	154,224
Net assets	$5,726,599

Net assets consist of:
Paid in capital	$9,597,894
Total distributable earnings (loss)	(3,871,295)
Net assets	$5,726,599

A-Class:
Net assets	$819,408
Capital shares outstanding	19,001
Net asset value per share	$43.12
Maximum offering price per share (Net asset value divided by 95.25%)	$45.27

C-Class:
Net assets	$20,768
Capital shares outstanding	665
Net asset value per share	$31.23

H-Class:
Net assets	$4,886,423
Capital shares outstanding	114,050
Net asset value per share	$42.84

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $47)	$29,651
Dividends from securities of affiliated issuers	36,605
Interest	21,607
Income from securities lending, net	1,193
Total investment income	89,056

Expenses:
Management fees	28,588
Distribution and service fees:
A-Class	1,117
C-Class	110
H-Class	6,797
Transfer agent fees	6,560
Portfolio accounting and administration fees	4,841
Registration fees	3,073
Professional fees	1,603
Interest expense	666
Trustees’ fees*	558
Custodian fees	432
Line of credit fees	17
Miscellaneous	1,180
Total expenses	55,542
Less:
Expenses reimbursed by Adviser	(2,111)
Expenses waived by Adviser	(913)
Total waived/reimbursed expenses	(3,024)
Net expenses	52,518
Net investment income	36,538

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	17,543
Investments in affiliated issuers	(4,303)
Swap agreements	(1,815)
Futures contracts	67,749
Net realized gain	79,174
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(52,238)
Investments in affiliated issuers	9,107
Swap agreements	(179,305)
Futures contracts	(22,839)
Net change in unrealized appreciation (depreciation)	(245,275)
Net realized and unrealized loss	(166,101)
Net decrease in net assets resulting from operations	$(129,563)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$36,538	$35,061
Net realized gain (loss) on investments	79,174	(1,612,885)
Net change in unrealized appreciation (depreciation) on investments	(245,275)	(648,288)
Net decrease in net assets resulting from operations	(129,563)	(2,226,112)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,993	77,416
C-Class	—	10,638
H-Class	804,267	3,226,589
Cost of shares redeemed
A-Class	(55,352)	(186,855)
C-Class	(1,735)	(14,659)
H-Class	(1,107,339)	(4,670,676)
Net decrease from capital share transactions	(346,166)	(1,557,547)
Net decrease in net assets	(475,729)	(3,783,659)

Net assets:
Beginning of period	6,202,328	9,985,987
End of period	$5,726,599	$6,202,328

Capital share activity:
Shares sold
A-Class	321	1,603
C-Class	—	331
H-Class	17,550	67,658
Shares redeemed
A-Class	(1,129)	(4,203)
C-Class	(55)	(455)
H-Class	(23,755)	(101,899)
Net decrease in shares	(7,068)	(36,965)

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$44.36	$56.57	$101.22	$39.16	$63.62	$64.49
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.22	(1.02)	(.94)	.32	.34
Net gain (loss) on investments (realized and unrealized)	(1.50)	(12.43)	(7.02)	63.25	(24.78)	(1.21)[f]
Total from investment operations	(1.24)	(12.21)	(8.04)	62.31	(24.46)	(.87)
Less distributions from:
Net investment income	—	—	—	(.25)	—	—
Net realized gains	—	—	(36.61)	—	—	—
Total distributions	—	—	(36.61)	(.25)	—	—
Net asset value, end of period	$43.12	$44.36	$56.57	$101.22	$39.16	$63.62

Total Return[c]	(2.80%)	(21.58%)	(11.85%)	159.26%	(38.45%)	(1.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$819	$879	$1,268	$1,749	$948	$2,064
Ratios to average net assets:
Net investment income (loss)	1.16%	0.48%	(1.18%)	(1.40%)	0.50%	0.52%
Total expenses[d]	1.75%	1.75%	1.71%	1.79%	1.82%	1.80%
Net expenses[e]	1.65%	1.69%	1.68%	1.77%	1.76%	1.78%
Portfolio turnover rate	6%	9%	62%	—	93%	258%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$32.26	$41.41	$84.58	$32.98	$54.00	$55.14
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.09)	(1.28)	(1.27)	(.12)	(.30)
Net gain (loss) on investments (realized and unrealized)	(1.10)	(9.06)	(5.28)	53.12	(20.90)	(.84)[f]
Total from investment operations	(1.03)	(9.15)	(6.56)	51.85	(21.02)	(1.14)
Less distributions from:
Net investment income	—	—	—	(.25)	—	—
Net realized gains	—	—	(36.61)	—	—	—
Total distributions	—	—	(36.61)	(.25)	—	—
Net asset value, end of period	$31.23	$32.26	$41.41	$84.58	$32.98	$54.00

Total Return[c]	(3.19%)	(22.10%)	(12.52%)	157.38%	(38.93%)	(2.07%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21	$23	$35	$75	$22	$78
Ratios to average net assets:
Net investment income (loss)	0.41%	(0.27%)	(1.93%)	(2.16%)	(0.22%)	(0.50%)
Total expenses[d]	2.50%	2.50%	2.46%	2.52%	2.57%	2.54%
Net expenses[e]	2.40%	2.44%	2.43%	2.50%	2.51%	2.53%
Portfolio turnover rate	6%	9%	62%	—	93%	258%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$44.08	$56.20	$100.81	$39.00	$63.37	$64.22
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.21	(.98)	(.98)	.09	.29
Net gain (loss) on investments (realized and unrealized)	(1.50)	(12.33)	(7.02)	63.04	(24.46)	(1.14)[f]
Total from investment operations	(1.24)	(12.12)	(8.00)	62.06	(24.37)	(.85)
Less distributions from:
Net investment income	—	—	—	(.25)	—	—
Net realized gains	—	—	(36.61)	—	—	—
Total distributions	—	—	(36.61)	(.25)	—	—
Net asset value, end of period	$42.84	$44.08	$56.20	$100.81	$39.00	$63.37

Total Return	(2.81%)	(21.57%)	(11.86%)	159.27%	(38.46%)	(1.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,886	$5,300	$8,683	$9,482	$3,347	$6,676
Ratios to average net assets:
Net investment income (loss)	1.15%	0.46%	(1.17%)	(1.42%)	0.14%	0.46%
Total expenses[d]	1.75%	1.75%	1.71%	1.78%	1.84%	1.81%
Net expenses[e]	1.65%	1.69%	1.68%	1.76%	1.80%	1.80%
Portfolio turnover rate	6%	9%	62%	—	93%	258%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings	% of Total Net Assets
Vanguard Russell 2000 ETF	4.4%
iShares Russell 2000 Index ETF	4.4%
Super Micro Computer, Inc.	0.4%
Chart Industries, Inc.	0.2%
ChampionX Corp.	0.2%
Chord Energy Corp.	0.2%
Murphy Oil Corp.	0.2%
Matador Resources Co.	0.2%
Light & Wonder, Inc. — Class A	0.2%
Simpson Manufacturing Company, Inc.	0.2%
Top Ten Total	10.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(1.00%)	7.28%	0.73%	4.86%
A-Class Shares with sales charge‡	(5.70%)	2.18%	(0.24%)	4.35%
C-Class Shares	(1.37%)	6.44%	(0.03%)	4.07%
C-Class Shares with CDSC§	(2.35%)	5.44%	(0.03%)	4.07%
H-Class Shares	(1.00%)	7.27%	0.74%	4.86%
Russell 2000 Index	(0.19%)	8.93%	2.40%	8.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
COMMON STOCKS† - 64.5%

Consumer, Non-cyclical - 14.6%
HealthEquity, Inc.*	619	$45,218
elf Beauty, Inc.*	393	43,163
BellRing Brands, Inc.*	987	40,694
Option Care Health, Inc.*	1,252	40,502
API Group Corp.*	1,540	39,932
Ensign Group, Inc.	401	37,265
Halozyme Therapeutics, Inc.*	955	36,481
Intra-Cellular Therapies, Inc.*	689	35,890
Lantheus Holdings, Inc.*	501	34,809
Vaxcyte, Inc.*	680	34,666
Alkermes plc*	1,221	34,200
Haemonetics Corp.*	369	33,055
Sprouts Farmers Market, Inc.*	763	32,656
Hostess Brands, Inc.*	978	32,577
TriNet Group, Inc.*	277	32,265
Neogen Corp.*	1,604	29,738
ASGN, Inc.*	355	28,996
Merit Medical Systems, Inc.*	419	28,919
ImmunoGen, Inc.*	1,764	27,995
Insperity, Inc.	268	26,157
Glaukos Corp.*	345	25,961
Amicus Therapeutics, Inc.*	2,063	25,086
Inari Medical, Inc.*	383	25,048
AMN Healthcare Services, Inc.*	293	24,958
Herc Holdings, Inc.	209	24,858
Brink’s Co.	341	24,770
Insmed, Inc.*	970	24,492
Guardant Health, Inc.*	822	24,364
Remitly Global, Inc.*	962	24,262
Lancaster Colony Corp.	144	23,764
Simply Good Foods Co.*	672	23,197
StoneCo Ltd. — Class A*	2,143	22,866
CONMED Corp.	226	22,792
Flywire Corp.*	711	22,674
Blueprint Medicines Corp.*	447	22,448
Bridgebio Pharma, Inc.*	847	22,335
Coca-Cola Consolidated, Inc.	35	22,271
Alarm.com Holdings, Inc.*	354	21,644
Marqeta, Inc. — Class A*	3,609	21,582
iRhythm Technologies, Inc.*	227	21,397
LivaNova plc*	401	21,205
Prestige Consumer Healthcare, Inc.*	368	21,046
Alight, Inc. — Class A*	2,931	20,781
REVOLUTION Medicines, Inc.*	750	20,760
Helen of Troy Ltd.*	178	20,748
Intellia Therapeutics, Inc.*	652	20,616
Axonics, Inc.*	363	20,372
WD-40 Co.	100	20,324
Cytokinetics, Inc.*	689	20,298
Arrowhead Pharmaceuticals, Inc.*	744	19,991
Progyny, Inc.*	581	19,766
ABM Industries, Inc.	490	19,605
Select Medical Holdings Corp.	769	19,433
Integer Holdings Corp.*	246	19,294
Akero Therapeutics, Inc.*	378	19,119
Patterson Companies, Inc.	632	18,732
ACADIA Pharmaceuticals, Inc.*	896	18,673
Krystal Biotech, Inc.*	160	18,560
CBIZ, Inc.*	355	18,424
Korn Ferry	386	18,312
Inter Parfums, Inc.	136	18,270
J & J Snack Foods Corp.	111	18,165
Axsome Therapeutics, Inc.*	259	18,102
Denali Therapeutics, Inc.*	873	18,010
Coursera, Inc.*	963	17,998
EVERTEC, Inc.	483	17,958
Inmode Ltd.*	573	17,454
ICF International, Inc.	138	16,672
TreeHouse Foods, Inc.*	381	16,604
Corcept Therapeutics, Inc.*	593	16,156
Primo Water Corp.	1,158	15,980
Pacific Biosciences of California, Inc.*	1,864	15,564
Immunovant, Inc.*	399	15,318
Graham Holdings Co. — Class B	26	15,158
AtriCure, Inc.*	344	15,067
Omnicell, Inc.*	332	14,953
Prothena Corporation plc*	306	14,765
Huron Consulting Group, Inc.*	141	14,687
Madrigal Pharmaceuticals, Inc.*	100	14,604
Surgery Partners, Inc.*	499	14,596
STAAR Surgical Co.*	359	14,425
Dynavax Technologies Corp.*	958	14,150
Stride, Inc.*	314	14,139
Crinetics Pharmaceuticals, Inc.*	475	14,126
Edgewell Personal Care Co.	379	14,008
Adtalem Global Education, Inc.*	320	13,712
Laureate Education, Inc. — Class A	969	13,663
Cal-Maine Foods, Inc.	282	13,655
LiveRamp Holdings, Inc.*	472	13,612
Amphastar Pharmaceuticals, Inc.*	281	12,923
TransMedics Group, Inc.*	235	12,866
CorVel Corp.*	64	12,586
Strategic Education, Inc.	167	12,567
RadNet, Inc.*	438	12,347
MGP Ingredients, Inc.	117	12,341
Andersons, Inc.	238	12,259
Beam Therapeutics, Inc.*	505	12,145
Ventyx Biosciences, Inc.*	346	12,017
Upbound Group, Inc.	408	12,016
Veracyte, Inc.*	538	12,014
Payoneer Global, Inc.*	1,960	11,995
Vericel Corp.*	352	11,799
John Wiley & Sons, Inc. — Class A	316	11,746
PTC Therapeutics, Inc.*	524	11,743
Central Garden & Pet Co. — Class A*	291	11,666
NeoGenomics, Inc.*	942	11,587
Textainer Group Holdings Ltd.	309	11,510
Vector Group Ltd.	1,075	11,438
PROG Holdings, Inc.*	343	11,391
Biohaven Ltd.*	431	11,210

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Riot Platforms, Inc.*,1	1,183	$11,037
Sabre Corp.*	2,424	10,884
Ideaya Biosciences, Inc.*	401	10,819
Cymabay Therapeutics, Inc.*	725	10,810
Marathon Digital Holdings, Inc.*,1	1,245	10,582
Pacira BioSciences, Inc.*	337	10,339
Herbalife Ltd.*	731	10,227
Agios Pharmaceuticals, Inc.*	411	10,172
Arcellx, Inc.*	281	10,082
Supernus Pharmaceuticals, Inc.*	363	10,008
Cerevel Therapeutics Holdings, Inc.*	457	9,976
SpringWorks Therapeutics, Inc.*	431	9,965
BioCryst Pharmaceuticals, Inc.*	1,401	9,919
US Physical Therapy, Inc.	108	9,907
Addus HomeCare Corp.*	116	9,882
Ironwood Pharmaceuticals, Inc. — Class A*	1,025	9,871
Myriad Genetics, Inc.*	597	9,576
CoreCivic, Inc.*	841	9,461
Celldex Therapeutics, Inc.*	343	9,439
Cimpress plc*	132	9,241
Owens & Minor, Inc.*	549	8,872
PROCEPT BioRobotics Corp.*	267	8,760
Rhythm Pharmaceuticals, Inc.*	380	8,712
Xencor, Inc.*	429	8,644
Zentalis Pharmaceuticals, Inc.*	428	8,586
Matthews International Corp. — Class A	220	8,560
Kforce, Inc.	143	8,531
Twist Bioscience Corp.*	421	8,529
Rocket Pharmaceuticals, Inc.*	415	8,503
Perdoceo Education Corp.	497	8,499
TG Therapeutics, Inc.*	1,014	8,477
Legalzoom.com, Inc.*	770	8,424
Universal Corp.	178	8,403
UFP Technologies, Inc.*	52	8,395
Catalyst Pharmaceuticals, Inc.*	713	8,335
National Beverage Corp.*	175	8,229
Nuvalent, Inc. — Class A*	177	8,137
Krispy Kreme, Inc.	648	8,081
Sage Therapeutics, Inc.*	391	8,047
Harmony Biosciences Holdings, Inc.*	244	7,996
LeMaitre Vascular, Inc.	146	7,954
Pediatrix Medical Group, Inc.*	622	7,905
Viking Therapeutics, Inc.*	711	7,871
MannKind Corp.*	1,899	7,843
Ingles Markets, Inc. — Class A	104	7,834
Chegg, Inc.*	874	7,796
Aurinia Pharmaceuticals, Inc.*	1,001	7,778
Geron Corp.*	3,665	7,770
Recursion Pharmaceuticals, Inc. — Class A*	1,009	7,719
Weis Markets, Inc.	122	7,686
Alphatec Holdings, Inc.*	570	7,393
Ligand Pharmaceuticals, Inc. — Class B*	123	7,370
Pliant Therapeutics, Inc.*	418	7,248
GEO Group, Inc.*	881	7,207
Utz Brands, Inc.	533	7,158
Arvinas, Inc.*	363	7,129
Revance Therapeutics, Inc.*	617	7,077
Syndax Pharmaceuticals, Inc.*	487	7,071
Quanterix Corp.*	260	7,056
89bio, Inc.*	457	7,056
Arcus Biosciences, Inc.*	390	7,000
Iovance Biotherapeutics, Inc.*	1,538	6,998
Avanos Medical, Inc.*	342	6,915
Quanex Building Products Corp.	244	6,873
Amylyx Pharmaceuticals, Inc.*	375	6,866
Hain Celestial Group, Inc.*	661	6,855
Protagonist Therapeutics, Inc.*	401	6,689
Arlo Technologies, Inc.*	639	6,582
John B Sanfilippo & Son, Inc.	66	6,521
Fresh Del Monte Produce, Inc.	252	6,512
Embecta Corp.	427	6,426
Ardelyx, Inc.*	1,575	6,426
AdaptHealth Corp.*	704	6,407
Monro, Inc.	230	6,387
Oscar Health, Inc. — Class A*	1,144	6,372
Cross Country Healthcare, Inc.*	255	6,321
MiMedx Group, Inc.*	842	6,138
Dole plc	529	6,126
Deluxe Corp.	322	6,083
United Natural Foods, Inc.*	430	6,080
ZipRecruiter, Inc. — Class A*	505	6,055
Udemy, Inc.*	634	6,023
Medifast, Inc.	79	5,913
National Healthcare Corp.	92	5,886
Cogent Biosciences, Inc.*	597	5,821
Morphic Holding, Inc.*	254	5,819
Vir Biotechnology, Inc.*	619	5,800
Mirum Pharmaceuticals, Inc.*	182	5,751
Healthcare Services Group, Inc.	551	5,747
Collegium Pharmaceutical, Inc.*	256	5,722
Innoviva, Inc.*	439	5,703
SpartanNash Co.	258	5,676
Day One Biopharmaceuticals, Inc.*	461	5,656
Relay Therapeutics, Inc.*	667	5,609
RxSight, Inc.*	200	5,578
ADMA Biologics, Inc.*	1,557	5,574
First Advantage Corp.	404	5,571
Intercept Pharmaceuticals, Inc.*	298	5,525
ANI Pharmaceuticals, Inc.*	95	5,516
Chefs’ Warehouse, Inc.*	260	5,507
Vita Coco Company, Inc.*	211	5,494
SI-BONE, Inc.*	257	5,459
LifeStance Health Group, Inc.*	785	5,393
Varex Imaging Corp.*	287	5,393
Transcat, Inc.*	55	5,388
Keros Therapeutics, Inc.*	166	5,292
SP Plus Corp.*	145	5,235
Brookdale Senior Living, Inc. — Class A*	1,261	5,220
EQRx, Inc.*	2,348	5,213
B&G Foods, Inc.	526	5,202

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Accolade, Inc.*	488	$5,163
Replimune Group, Inc.*	301	5,150
Nevro Corp.*	263	5,055
CRA International, Inc.	50	5,038
Verve Therapeutics, Inc.*	375	4,972
Cytek Biosciences, Inc.*	896	4,946
REGENXBIO, Inc.*	300	4,938
USANA Health Sciences, Inc.*	84	4,923
Deciphera Pharmaceuticals, Inc.*	387	4,923
Cassava Sciences, Inc.*,1	294	4,892
Travere Therapeutics, Inc.*	539	4,819
Green Dot Corp. — Class A*	344	4,792
Viridian Therapeutics, Inc.*	312	4,786
OPKO Health, Inc.*	2,968	4,749
Multiplan Corp.*	2,800	4,704
National Research Corp. — Class A	106	4,703
Novavax, Inc.*,1	644	4,663
Inhibrx, Inc.*	254	4,661
Adaptive Biotechnologies Corp.*	840	4,578
Repay Holdings Corp.*	601	4,562
Point Biopharma Global, Inc.*	669	4,462
WW International, Inc.*	403	4,461
Barrett Business Services, Inc.	49	4,422
Artivion, Inc.*	291	4,412
Kura Oncology, Inc.*	482	4,396
Arcturus Therapeutics Holdings, Inc.*	172	4,395
V2X, Inc.*	85	4,391
Treace Medical Concepts, Inc.*	334	4,379
Hackett Group, Inc.	185	4,364
Avid Bioservices, Inc.*	459	4,333
Kelly Services, Inc. — Class A	235	4,275
Silk Road Medical, Inc.*	284	4,257
Beyond Meat, Inc.*,1	438	4,214
Enhabit, Inc.*	372	4,185
Atrion Corp.	10	4,132
European Wax Center, Inc. — Class A*	252	4,082
Paragon 28, Inc.*	325	4,079
Fulgent Genetics, Inc.*	151	4,038
Kiniksa Pharmaceuticals Ltd. — Class A*	232	4,030
Editas Medicine, Inc.*	515	4,017
Ennis, Inc.	189	4,011
PetIQ, Inc.*	202	3,979
Viad Corp.*	151	3,956
ACCO Brands Corp.	683	3,920
Kymera Therapeutics, Inc.*	281	3,906
Cabaletta Bio, Inc.*	253	3,851
Amneal Pharmaceuticals, Inc.*	901	3,802
Cass Information Systems, Inc.	101	3,762
OrthoPediatrics Corp.*	117	3,744
Tango Therapeutics, Inc.*	330	3,716
Franklin Covey Co.*	86	3,691
Heidrick & Struggles International, Inc.	147	3,678
Target Hospitality Corp.*	231	3,668
4D Molecular Therapeutics, Inc.*	288	3,666
Beauty Health Co.*	605	3,642
RAPT Therapeutics, Inc.*	218	3,623
Theravance Biopharma, Inc.*	415	3,581
Resources Connection, Inc.	240	3,578
OmniAb, Inc.*	689	3,576
BioLife Solutions, Inc.*	257	3,549
I3 Verticals, Inc. — Class A*	167	3,530
Aclaris Therapeutics, Inc.*	513	3,514
Mission Produce, Inc.*	358	3,465
Vera Therapeutics, Inc.*	250	3,427
Anavex Life Sciences Corp.*	519	3,399
Genelux Corp.*	137	3,355
Orthofix Medical, Inc.*	260	3,344
Avidity Biosciences, Inc.*	523	3,337
Duckhorn Portfolio, Inc.*	325	3,335
TrueBlue, Inc.*	225	3,301
Surmodics, Inc.*	102	3,273
Calavo Growers, Inc.	128	3,230
Central Garden & Pet Co.*	72	3,178
OraSure Technologies, Inc.*	531	3,149
Castle Biosciences, Inc.*	184	3,108
Tarsus Pharmaceuticals, Inc.*	174	3,092
DocGo, Inc.*	575	3,065
Apogee Therapeutics, Inc.*	143	3,046
Alector, Inc.*	469	3,039
Marinus Pharmaceuticals, Inc.*	368	2,962
ModivCare, Inc.*	94	2,962
Turning Point Brands, Inc.	127	2,933
Paysafe Ltd.*	240	2,878
Agenus, Inc.*	2,536	2,866
Dyne Therapeutics, Inc.*	314	2,813
Pulmonx Corp.*	271	2,799
Evolus, Inc.*	306	2,797
Carriage Services, Inc. — Class A	99	2,797
Prime Medicine, Inc.*	292	2,786
Harrow, Inc.*	192	2,759
Nurix Therapeutics, Inc.*	346	2,720
Avita Medical, Inc.*	186	2,717
Community Health Systems, Inc.*	930	2,697
CareDx, Inc.*	385	2,695
Alpine Immune Sciences, Inc.*	235	2,691
Disc Medicine, Inc.*	57	2,678
SomaLogic, Inc.*	1,117	2,670
Sana Biotechnology, Inc.*	689	2,666
Vital Farms, Inc.*	226	2,617
Custom Truck One Source, Inc.*	419	2,598
AnaptysBio, Inc.*	141	2,532
Forrester Research, Inc.*	87	2,514
Tejon Ranch Co.*	155	2,514
WaVe Life Sciences Ltd.*	437	2,513
Zymeworks, Inc.*	395	2,504
Entrada Therapeutics, Inc.*,1	158	2,496
ACELYRIN, Inc.*	244	2,482
SEACOR Marine Holdings, Inc.*	178	2,471
Aaron’s Company, Inc.	234	2,450
Olema Pharmaceuticals, Inc.*	198	2,445
Tactile Systems Technology, Inc.*	172	2,417
Bluebird Bio, Inc.*	791	2,405

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
iRadimed Corp.	54	$2,396
Pennant Group, Inc.*	214	2,382
BrightView Holdings, Inc.*	306	2,371
Enliven Therapeutics, Inc.*	173	2,363
Aldeyra Therapeutics, Inc.*	344	2,298
SunOpta, Inc.*	672	2,265
Taro Pharmaceutical Industries Ltd.*	60	2,263
Liquidia Corp.*	351	2,225
Nano-X Imaging Ltd.*,1	339	2,224
Sterling Check Corp.*	175	2,209
Utah Medical Products, Inc.	25	2,150
Savara, Inc.*	564	2,132
Coherus Biosciences, Inc.*	569	2,128
Cerus Corp.*	1,312	2,125
American Well Corp. — Class A*	1,813	2,121
HilleVax, Inc.*	157	2,112
Seneca Foods Corp. — Class A*	39	2,099
MacroGenics, Inc.*	450	2,097
AngioDynamics, Inc.*	279	2,039
UroGen Pharma Ltd.*	145	2,031
Universal Technical Institute, Inc.*	242	2,028
Biomea Fusion, Inc.*	147	2,023
Arcutis Biotherapeutics, Inc.*	380	2,018
MaxCyte, Inc.*	646	2,016
Caribou Biosciences, Inc.*	421	2,012
Anika Therapeutics, Inc.*	108	2,012
iTeos Therapeutics, Inc.*	183	2,004
Limoneira Co.	129	1,976
Phibro Animal Health Corp. — Class A	151	1,928
Allogene Therapeutics, Inc.*	608	1,927
Phathom Pharmaceuticals, Inc.*	182	1,887
Lyell Immunopharma, Inc.*	1,283	1,886
23andMe Holding Co. — Class A*	1,921	1,878
Accuray, Inc.*	690	1,877
Arbutus Biopharma Corp.*	923	1,874
Westrock Coffee Co.*	210	1,861
Willdan Group, Inc.*	90	1,839
Xeris Biopharma Holdings, Inc.*	984	1,830
Voyager Therapeutics, Inc.*	235	1,821
Aura Biosciences, Inc.*	203	1,821
Ocular Therapeutix, Inc.*	577	1,812
Edgewise Therapeutics, Inc.*	316	1,811
Vanda Pharmaceuticals, Inc.*	418	1,806
Zimvie, Inc.*	191	1,797
SIGA Technologies, Inc.	341	1,790
Distribution Solutions Group, Inc.*	68	1,768
KalVista Pharmaceuticals, Inc.*	182	1,753
PMV Pharmaceuticals, Inc.*	285	1,750
ORIC Pharmaceuticals, Inc.*	289	1,749
Seres Therapeutics, Inc.*	719	1,711
Atea Pharmaceuticals, Inc.*	567	1,701
Alta Equipment Group, Inc.	141	1,700
Viemed Healthcare, Inc.*	252	1,696
Ovid therapeutics, Inc.*	441	1,693
Assertio Holdings, Inc.*	656	1,679
Enanta Pharmaceuticals, Inc.*	148	1,653
Organogenesis Holdings, Inc.*	519	1,650
Nature’s Sunshine Products, Inc.*	98	1,624
Summit Therapeutics, Inc.*	857	1,603
Terns Pharmaceuticals, Inc.*	317	1,595
Cullinan Oncology, Inc.*	176	1,593
Icosavax, Inc.*	204	1,581
EyePoint Pharmaceuticals, Inc.*	194	1,550
Sutro Biopharma, Inc.*	445	1,544
Quipt Home Medical Corp.*	298	1,517
scPharmaceuticals, Inc.*	213	1,517
ProKidney Corp.*	331	1,516
Axogen, Inc.*	301	1,505
Scholar Rock Holding Corp.*	210	1,491
Nathan’s Famous, Inc.	21	1,484
Y-mAbs Therapeutics, Inc.*	272	1,482
Lincoln Educational Services Corp.*	175	1,479
2seventy bio, Inc.*	371	1,454
2U, Inc.*	586	1,447
Nuvation Bio, Inc.*	1,077	1,443
Village Super Market, Inc. — Class A	63	1,426
Agiliti, Inc.*	219	1,421
Precigen, Inc.*	999	1,419
Tyra Biosciences, Inc.*	103	1,418
Astria Therapeutics, Inc.*	189	1,410
Waldencast plc — Class A*	148	1,394
ImmunityBio, Inc.*,1	815	1,377
Rigel Pharmaceuticals, Inc.*	1,265	1,366
Compass Therapeutics, Inc.*	675	1,330
Fate Therapeutics, Inc.*	627	1,329
Humacyte, Inc.*	453	1,327
Alico, Inc.	53	1,323
Omeros Corp.*,1	450	1,314
InfuSystem Holdings, Inc.*	134	1,292
Janux Therapeutics, Inc.*	128	1,290
Emergent BioSolutions, Inc.*	374	1,272
Generation Bio Co.*	335	1,270
CVRx, Inc.*	82	1,244
Harvard Bioscience, Inc.*	289	1,243
Zevra Therapeutics, Inc.*	256	1,234
Quantum-Si, Inc.*	743	1,233
CorMedix, Inc.*	330	1,221
Butterfly Network, Inc.*	1,032	1,218
Eagle Pharmaceuticals, Inc.*	76	1,199
Poseida Therapeutics, Inc.*	502	1,195
MeiraGTx Holdings plc*	241	1,183
HF Foods Group, Inc.*	298	1,183
SoundThinking, Inc.*	66	1,181
CareMax, Inc.*	556	1,179
Nautilus Biotechnology, Inc.*	373	1,179
Erasca, Inc.*	597	1,176
Invitae Corp.*	1,943	1,176
Zynex, Inc.*	146	1,168
Celcuity, Inc.*	127	1,161
Quad/Graphics, Inc.*	230	1,157
Immuneering Corp. — Class A*	150	1,152
Information Services Group, Inc.	260	1,139

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Actinium Pharmaceuticals, Inc.*	192	$1,137
Lineage Cell Therapeutics, Inc.*	954	1,126
Performant Financial Corp.*	498	1,125
Karyopharm Therapeutics, Inc.*	837	1,122
Gritstone bio, Inc.*	649	1,116
Allakos, Inc.*	491	1,115
Monte Rosa Therapeutics, Inc.*	225	1,078
Thorne HealthTech, Inc.*	104	1,060
Inozyme Pharma, Inc.*	250	1,050
PDS Biotechnology Corp.*	207	1,045
Atara Biotherapeutics, Inc.*	706	1,045
Acacia Research Corp.*	281	1,026
Fennec Pharmaceuticals, Inc.*	134	1,006
Aerovate Therapeutics, Inc.*	74	1,004
X4 Pharmaceuticals, Inc.*	910	992
BRC, Inc. — Class A*	276	991
Mineralys Therapeutics, Inc.*	103	980
Seer, Inc.*	433	957
FiscalNote Holdings, Inc.*,1	460	957
Merrimack Pharmaceuticals, Inc.*	77	949
Altimmune, Inc.*	365	949
Joint Corp.*	105	944
Mersana Therapeutics, Inc.*	742	942
Semler Scientific, Inc.*	37	939
Tela Bio, Inc.*	117	936
Third Harmonic Bio, Inc.*	144	920
Selecta Biosciences, Inc.*	859	911
Inogen, Inc.*	172	898
Natural Grocers by Vitamin Cottage, Inc.	69	891
Sanara Medtech, Inc.*	28	872
Tenaya Therapeutics, Inc.*	338	862
ClearPoint Neuro, Inc.*	169	847
Innovage Holding Corp.*	140	838
Carisma Therapeutics, Inc.	197	833
Stoke Therapeutics, Inc.*	204	804
Annexon, Inc.*	337	795
Heron Therapeutics, Inc.*	765	788
CompoSecure, Inc.*,1	122	787
ALX Oncology Holdings, Inc.*	160	768
Rallybio Corp.*	226	762
XOMA Corp.*	54	761
Larimar Therapeutics, Inc.*	190	750
Foghorn Therapeutics, Inc.*	150	750
Lexicon Pharmaceuticals, Inc.*	685	747
Cutera, Inc.*	123	740
IGM Biosciences, Inc.*	88	735
Cipher Mining, Inc.*,1	308	718
KORU Medical Systems, Inc.*	258	697
Protalix BioTherapeutics, Inc.*	415	689
Ikena Oncology, Inc.*	157	680
ARS Pharmaceuticals, Inc.*	179	677
Trevi Therapeutics, Inc.*	308	672
Allovir, Inc.*	310	666
Optinose, Inc.*	539	663
Nuvectis Pharma, Inc.*	51	657
Vigil Neuroscience, Inc.*	119	641
Longboard Pharmaceuticals, Inc.*	115	640
Sangamo Therapeutics, Inc.*	1,066	639
Kezar Life Sciences, Inc.*	528	628
Akoya Biosciences, Inc.*	134	623
Citius Pharmaceuticals, Inc.*	909	622
HireQuest, Inc.	40	617
AirSculpt Technologies, Inc.*	90	616
Acrivon Therapeutics, Inc.*	64	612
Bakkt Holdings, Inc.*,1	515	603
NanoString Technologies, Inc.*	350	602
Verrica Pharmaceuticals, Inc.*	154	598
Vor BioPharma, Inc.*	279	591
Cue Biopharma, Inc.*	256	589
Cara Therapeutics, Inc.*	346	581
Aadi Bioscience, Inc.*	120	581
FibroGen, Inc.*	672	580
CPI Card Group, Inc.*	31	574
Design Therapeutics, Inc.*	242	571
Scilex Holding Co.*	402	562
BioAtla, Inc.*	327	556
Reneo Pharmaceuticals, Inc.*	72	548
Biote Corp. — Class A*	103	527
Emerald Holding, Inc.*	115	520
Graphite Bio, Inc.*	207	513
Pulse Biosciences, Inc.*	119	480
Cano Health, Inc.*	1,766	448
Aveanna Healthcare Holdings, Inc.*	371	441
Forafric Global plc*	39	440
Beyond Air, Inc.*	190	439
P3 Health Partners, Inc.*	295	434
Kodiak Sciences, Inc.*	240	432
Vaxxinity, Inc. — Class A*,1	315	432
Benson Hill, Inc.*	1,281	425
Priority Technology Holdings, Inc.*	131	424
Zevia PBC — Class A*	184	408
Theseus Pharmaceuticals, Inc.*	150	403
Omega Therapeutics, Inc.*	180	387
PepGen, Inc.*	74	376
MarketWise, Inc.	234	374
Zura Bio Ltd.*	56	370
Bioxcel Therapeutics, Inc.*	142	359
Century Therapeutics, Inc.*	173	346
NGM Biopharmaceuticals, Inc.*	322	345
Eyenovia, Inc.*	206	342
Nkarta, Inc.*	224	311
Adicet Bio, Inc.*	225	308
Vicarious Surgical, Inc.*	518	306
Orchestra BioMed Holdings, Inc.*	31	270
Outlook Therapeutics, Inc.*	1,147	254
Ocean Biomedical, Inc.*	64	250
Rent the Runway, Inc. — Class A*	356	242
Prelude Therapeutics, Inc.*	73	226
Ispire Technology, Inc.*	20	183
Bright Green Corp.*	446	177
Rain Oncology, Inc.*	126	109
BioVie, Inc.*	25	85

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
ATI Physical Therapy, Inc.*	1	$9
Ligand Pharmaceuticals, Inc.*,††	42	—
Ligand Pharmaceuticals, Inc.*,††	42	—
Total Consumer, Non-cyclical		3,752,799

Financial - 13.5%
Selective Insurance Group, Inc.	443	45,704
SouthState Corp.	561	37,789
Essent Group Ltd.	780	36,886
Ryman Hospitality Properties, Inc. REIT	425	35,394
Kite Realty Group Trust REIT	1,603	34,336
Terreno Realty Corp. REIT	602	34,194
Old National Bancorp	2,157	31,363
American Equity Investment Life Holding Co.	572	30,682
Home BancShares, Inc.	1,405	29,421
Phillips Edison & Company, Inc. REIT	869	29,146
Radian Group, Inc.	1,159	29,102
Cadence Bank	1,342	28,477
Blackstone Mortgage Trust, Inc. — Class A REIT[1]	1,269	27,601
Valley National Bancorp	3,179	27,212
United Bankshares, Inc.	968	26,707
PotlatchDeltic Corp. REIT	585	26,553
FTAI Aviation Ltd.	736	26,165
Mr Cooper Group, Inc.*	482	25,816
Essential Properties Realty Trust, Inc. REIT	1,148	24,831
Apple Hospitality REIT, Inc. [1]	1,595	24,467
Hamilton Lane, Inc. — Class A	270	24,419
First Financial Bankshares, Inc.	964	24,216
Sabra Health Care REIT, Inc.	1,713	23,879
Hancock Whitney Corp.	642	23,748
Glacier Bancorp, Inc.	825	23,512
Independence Realty Trust, Inc. REIT	1,669	23,483
Jackson Financial, Inc. — Class A	602	23,008
Moelis & Co. — Class A	494	22,294
United Community Banks, Inc.	855	21,726
Physicians Realty Trust REIT	1,761	21,467
Enstar Group Ltd.*	88	21,296
Texas Capital Bancshares, Inc.*	354	20,851
Genworth Financial, Inc. — Class A*	3,512	20,580
UMB Financial Corp.	328	20,352
Arbor Realty Trust, Inc. REIT[1]	1,328	20,159
CNO Financial Group, Inc.	842	19,981
Broadstone Net Lease, Inc. REIT	1,391	19,891
COPT Defense Properties REIT	834	19,874
ServisFirst Bancshares, Inc.	377	19,668
Associated Banc-Corp.	1,120	19,163
LXP Industrial Trust REIT	2,133	18,984
Ameris Bancorp	490	18,811
Piper Sandler Cos.	128	18,600
McGrath RentCorp	183	18,344
Cathay General Bancorp	514	17,867
SL Green Realty Corp. REIT[1]	477	17,792
First BanCorp	1,312	17,660
Walker & Dunlop, Inc.	235	17,446
Macerich Co. REIT	1,599	17,445
SITE Centers Corp. REIT	1,410	17,385
International Bancshares Corp.	397	17,206
Tanger Factory Outlet Centers, Inc. REIT	756	17,086
Artisan Partners Asset Management, Inc. — Class A	455	17,026
Community Bank System, Inc.	394	16,631
WSFS Financial Corp.	453	16,534
NMI Holdings, Inc. — Class A*	607	16,444
CVB Financial Corp.	984	16,305
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	765	16,218
Independent Bank Corp.	327	16,052
Atlantic Union Bankshares Corp.	556	16,002
Axos Financial, Inc.*	421	15,939
National Health Investors, Inc. REIT	309	15,870
Simmons First National Corp. — Class A	934	15,841
Innovative Industrial Properties, Inc. REIT	207	15,662
Douglas Emmett, Inc. REIT[1]	1,209	15,427
Pacific Premier Bancorp, Inc.	702	15,276
First Interstate BancSystem, Inc. — Class A	611	15,238
Upstart Holdings, Inc.*,1	533	15,212
CareTrust REIT, Inc. [1]	741	15,190
Fulton Financial Corp.	1,204	14,580
Bank of Hawaii Corp.	290	14,410
Sunstone Hotel Investors, Inc. REIT	1,541	14,408
Eastern Bankshares, Inc.	1,147	14,383
Equity Commonwealth REIT	776	14,255
Four Corners Property Trust, Inc. REIT	641	14,224
BancFirst Corp.	163	14,137
PJT Partners, Inc. — Class A	175	13,902
St. Joe Co.	255	13,854
Global Net Lease, Inc. REIT	1,440	13,838
Seacoast Banking Corporation of Florida	623	13,681
First Financial Bancorp	697	13,661
Bancorp, Inc.*	389	13,420
Kennedy-Wilson Holdings, Inc.	885	13,045
Urban Edge Properties REIT	850	12,971
StoneX Group, Inc.*	132	12,793
Bread Financial Holdings, Inc.	373	12,757
Pagseguro Digital Ltd. — Class A*	1,469	12,648
StepStone Group, Inc. — Class A	399	12,600
PennyMac Financial Services, Inc.	189	12,587
DiamondRock Hospitality Co. REIT	1,556	12,495
BankUnited, Inc.	550	12,485
Washington Federal, Inc.	485	12,426
BGC Group, Inc. — Class A	2,314	12,218
Pebblebrook Hotel Trust REIT	899	12,217
First Merchants Corp.	437	12,157
Cohen & Steers, Inc.	192	12,036
Ready Capital Corp. REIT	1,185	11,980
InvenTrust Properties Corp. REIT	503	11,976
TowneBank	519	11,901
Goosehead Insurance, Inc. — Class A*	159	11,850
JBG SMITH Properties REIT	805	11,640
Enova International, Inc.*	225	11,446
RLJ Lodging Trust REIT	1,153	11,288

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Navient Corp.	655	$11,279
Retail Opportunity Investments Corp. REIT	911	11,278
Outfront Media, Inc. REIT	1,092	11,029
Banner Corp.	253	10,722
Renasant Corp.	408	10,686
NBT Bancorp, Inc.	337	10,680
Apollo Commercial Real Estate Finance, Inc. REIT	1,050	10,636
Triumph Financial, Inc.*	164	10,626
Independent Bank Group, Inc.	268	10,599
WesBanco, Inc.	427	10,427
Farmer Mac — Class C	67	10,338
OFG Bancorp	345	10,302
Virtus Investment Partners, Inc.	51	10,301
BRP Group, Inc. — Class A*	437	10,152
Enterprise Financial Services Corp.	268	10,050
Bank of NT Butterfield & Son Ltd.	371	10,047
Park National Corp.	106	10,019
Acadia Realty Trust REIT	691	9,916
Cannae Holdings, Inc.*	529	9,860
City Holding Co.	109	9,848
Hilltop Holdings, Inc.	345	9,784
Trustmark Corp.	450	9,778
LTC Properties, Inc. REIT	303	9,735
Veris Residential, Inc. REIT	585	9,652
Northwest Bancshares, Inc.	943	9,647
Nelnet, Inc. — Class A	108	9,647
Xenia Hotels & Resorts, Inc. REIT	809	9,530
Two Harbors Investment Corp. REIT	719	9,520
Chimera Investment Corp. REIT	1,722	9,402
Service Properties Trust REIT	1,220	9,382
Cushman & Wakefield plc*	1,229	9,365
First Commonwealth Financial Corp.	757	9,243
Heartland Financial USA, Inc.	313	9,212
Getty Realty Corp. REIT	332	9,206
Palomar Holdings, Inc.*	180	9,135
Pathward Financial, Inc.	197	9,080
Alexander & Baldwin, Inc. REIT	537	8,984
Horace Mann Educators Corp.	304	8,932
Elme Communities REIT	650	8,866
Compass Diversified Holdings	467	8,766
Lakeland Financial Corp.	184	8,733
Stewart Information Services Corp.	198	8,672
Ladder Capital Corp. — Class A REIT	838	8,598
Westamerica BanCorp	193	8,347
Uniti Group, Inc. REIT	1,762	8,317
eXp World Holdings, Inc.	512	8,315
Provident Financial Services, Inc.	543	8,302
First Bancorp	294	8,273
Trupanion, Inc.*	293	8,263
Encore Capital Group, Inc.*	172	8,215
Franklin BSP Realty Trust, Inc. REIT	615	8,143
PennyMac Mortgage Investment Trust REIT	654	8,110
National Bank Holdings Corp. — Class A	272	8,095
Employers Holdings, Inc.	198	7,910
Stock Yards Bancorp, Inc.	201	7,897
Empire State Realty Trust, Inc. — Class A REIT	977	7,855
Easterly Government Properties, Inc. REIT	685	7,830
S&T Bancorp, Inc.	288	7,799
Stellar Bancorp, Inc.	360	7,675
Hope Bancorp, Inc.	854	7,558
ProAssurance Corp.	400	7,556
Apartment Investment and Management Co. — Class A REIT*	1,097	7,460
National Western Life Group, Inc. — Class A	17	7,437
Claros Mortgage Trust, Inc.	671	7,435
FB Financial Corp.	262	7,430
First Busey Corp.	384	7,380
TriCo Bancshares	230	7,367
Customers Bancorp, Inc.*	212	7,303
MFA Financial, Inc. REIT	757	7,275
Avantax, Inc.*	283	7,239
Safety Insurance Group, Inc.	106	7,228
Live Oak Bancshares, Inc.	249	7,209
ARMOUR Residential REIT, Inc.	1,686	7,165
WisdomTree, Inc.	1,021	7,147
Argo Group International Holdings Ltd.	237	7,072
AMERISAFE, Inc.	141	7,060
NETSTREIT Corp.	453	7,058
American Assets Trust, Inc. REIT	361	7,021
Veritex Holdings, Inc.	388	6,965
Sandy Spring Bancorp, Inc.	324	6,943
SiriusPoint Ltd.*	676	6,875
PacWest Bancorp	867	6,858
Hudson Pacific Properties, Inc. REIT	1,022	6,796
Centerspace REIT	112	6,749
RPT Realty REIT	636	6,716
Victory Capital Holdings, Inc. — Class A	201	6,701
Plymouth Industrial REIT, Inc.	318	6,662
Nicolet Bankshares, Inc.	95	6,629
Berkshire Hills Bancorp, Inc.	326	6,536
Newmark Group, Inc. — Class A	995	6,398
Compass, Inc. — Class A*	2,198	6,374
Peoples Bancorp, Inc.	250	6,345
Paramount Group, Inc. REIT	1,369	6,325
Southside Bancshares, Inc.	218	6,257
OceanFirst Financial Corp.	431	6,237
Origin Bancorp, Inc.	216	6,236
Preferred Bank/Los Angeles CA	99	6,163
Enact Holdings, Inc.	222	6,045
First Bancshares, Inc.	224	6,041
Ellington Financial, Inc. REIT	483	6,023
Redwood Trust, Inc. REIT	843	6,011
BrightSpire Capital, Inc. REIT	953	5,966
QCR Holdings, Inc.	122	5,919
Brookline Bancorp, Inc.	646	5,885
Patria Investments Ltd. — Class A	402	5,861
Lakeland Bancorp, Inc.	461	5,818
Safehold, Inc. REIT	322	5,732
Brandywine Realty Trust REIT	1,259	5,716

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
New York Mortgage Trust, Inc. REIT	673	$5,714
UMH Properties, Inc. REIT	407	5,706
B Riley Financial, Inc.[1]	138	5,657
Community Healthcare Trust, Inc. REIT	189	5,613
German American Bancorp, Inc.	207	5,608
Mercury General Corp.	198	5,550
Redfin Corp.*	786	5,533
PRA Group, Inc.*	286	5,494
NexPoint Residential Trust, Inc. REIT	167	5,374
Bank First Corp.	69	5,323
1st Source Corp.	123	5,177
KKR Real Estate Finance Trust, Inc. REIT	436	5,175
Dime Community Bancshares, Inc.	259	5,170
Piedmont Office Realty Trust, Inc. — Class A REIT	914	5,137
Marcus & Millichap, Inc.	175	5,134
Anywhere Real Estate, Inc.*	798	5,131
Armada Hoffler Properties, Inc. REIT	498	5,100
Tompkins Financial Corp.	103	5,046
Banc of California, Inc.	404	5,002
ConnectOne Bancorp, Inc.	274	4,885
Skyward Specialty Insurance Group, Inc.*	176	4,815
LendingClub Corp.*	787	4,801
Dynex Capital, Inc. REIT	400	4,776
Brightsphere Investment Group, Inc.	241	4,673
Eagle Bancorp, Inc.	217	4,655
Capitol Federal Financial, Inc.	944	4,503
Summit Hotel Properties, Inc. REIT	775	4,495
Premier Financial Corp.	262	4,470
Peakstone Realty Trust REIT	266	4,426
Old Second Bancorp, Inc.	321	4,369
Lemonade, Inc.*	375	4,358
James River Group Holdings Ltd.	274	4,206
Heritage Financial Corp.	257	4,192
CBL & Associates Properties, Inc. REIT	199	4,175
AssetMark Financial Holdings, Inc.*	163	4,088
Global Medical REIT, Inc.	451	4,045
Ambac Financial Group, Inc.*	327	3,944
Community Trust Bancorp, Inc.	115	3,940
F&G Annuities & Life, Inc.	139	3,900
International Money Express, Inc.*	228	3,860
Universal Health Realty Income Trust REIT	95	3,841
First Community Bankshares, Inc.	130	3,828
First Mid Bancshares, Inc.	142	3,772
TrustCo Bank Corporation NY	138	3,766
Univest Financial Corp.	215	3,737
Heritage Commerce Corp.	438	3,710
P10, Inc. — Class A	318	3,705
Ares Commercial Real Estate Corp. REIT	384	3,656
Hanmi Financial Corp.	225	3,652
Farmland Partners, Inc. REIT	354	3,632
Gladstone Commercial Corp. REIT	298	3,624
Byline Bancorp, Inc.	183	3,607
Mercantile Bank Corp.	116	3,586
World Acceptance Corp.*	28	3,558
Diamond Hill Investment Group, Inc.	21	3,540
Gladstone Land Corp. REIT	248	3,529
Cambridge Bancorp	56	3,488
Brookfield Business Corp. — Class A	192	3,471
Whitestone REIT — Class B	360	3,467
Columbia Financial, Inc.*	220	3,456
TPG RE Finance Trust, Inc. REIT	511	3,439
Coastal Financial Corp.*	80	3,433
Diversified Healthcare Trust REIT	1,767	3,428
Chatham Lodging Trust REIT	357	3,416
Horizon Bancorp, Inc.	319	3,407
Amerant Bancorp, Inc.	191	3,331
CrossFirst Bankshares, Inc.*	330	3,330
Business First Bancshares, Inc.	177	3,321
Washington Trust Bancorp, Inc.	125	3,291
Central Pacific Financial Corp.	196	3,269
Merchants Bancorp	117	3,243
Peapack-Gladstone Financial Corp.	126	3,232
Midland States Bancorp, Inc.	157	3,225
Great Southern Bancorp, Inc.	67	3,211
Perella Weinberg Partners	315	3,207
Farmers National Banc Corp.	273	3,156
Applied Digital Corp.*	504	3,145
Invesco Mortgage Capital, Inc. REIT	310	3,103
United Fire Group, Inc.	156	3,081
Saul Centers, Inc. REIT	86	3,033
Camden National Corp.	106	2,991
Tiptree, Inc. — Class A	177	2,967
HarborOne Bancorp, Inc.	310	2,951
First Financial Corp.	87	2,941
Kearny Financial Corp.	424	2,938
Capital City Bank Group, Inc.	98	2,923
Alexander’s, Inc. REIT	16	2,916
Northfield Bancorp, Inc.	307	2,901
American National Bankshares, Inc.	76	2,883
Metropolitan Bank Holding Corp.*	78	2,830
Republic Bancorp, Inc. — Class A	64	2,819
RMR Group, Inc. — Class A	114	2,795
CNB Financial Corp.	153	2,771
Flushing Financial Corp.	209	2,744
Independent Bank Corp.	149	2,733
Metrocity Bankshares, Inc.	135	2,657
Equity Bancshares, Inc. — Class A	110	2,648
FRP Holdings, Inc.*	49	2,645
CTO Realty Growth, Inc. REIT	163	2,642
Universal Insurance Holdings, Inc.	187	2,622
HCI Group, Inc.	48	2,606
Bar Harbor Bankshares	110	2,599
MBIA, Inc.*	358	2,581
NewtekOne, Inc.	172	2,537
SmartFinancial, Inc.	117	2,500
HomeTrust Bancshares, Inc.	115	2,492
Orchid Island Capital, Inc. REIT	291	2,476
Alerus Financial Corp.	135	2,454
Southern Missouri Bancorp, Inc.	63	2,437
GCM Grosvenor, Inc. — Class A	307	2,382
FTAI Infrastructure, Inc.	732	2,357

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
South Plains Financial, Inc.	89	$2,353
Esquire Financial Holdings, Inc.	51	2,330
Shore Bancshares, Inc.	220	2,314
First Foundation, Inc.	379	2,304
Hersha Hospitality Trust — Class A REIT	231	2,278
One Liberty Properties, Inc. REIT	120	2,264
Amalgamated Financial Corp.	131	2,256
NerdWallet, Inc. — Class A*	253	2,249
Burke & Herbert Financial Services Corp.	48	2,230
Orion Office REIT, Inc.	423	2,204
Carter Bankshares, Inc.*	175	2,193
Northeast Bank	49	2,161
MidWestOne Financial Group, Inc.	105	2,135
Bank of Marin Bancorp	116	2,120
Mid Penn Bancorp, Inc.	105	2,114
Peoples Financial Services Corp.	52	2,085
Capstar Financial Holdings, Inc.	145	2,058
Hingham Institution For Savings	11	2,054
Greenlight Capital Re Ltd. — Class A*	191	2,051
NexPoint Diversified Real Estate Trust REIT	227	1,977
Citizens & Northern Corp.	112	1,966
ACNB Corp.	62	1,960
West BanCorp, Inc.	120	1,957
Enterprise Bancorp, Inc.	71	1,944
Sierra Bancorp	102	1,934
MVB Financial Corp.	84	1,897
Five Star Bancorp	94	1,886
Financial Institutions, Inc.	112	1,885
Postal Realty Trust, Inc. — Class A REIT	139	1,876
Summit Financial Group, Inc.	83	1,871
Arrow Financial Corp.	109	1,858
Granite Point Mortgage Trust, Inc. REIT	378	1,845
First of Long Island Corp.	158	1,819
HBT Financial, Inc.	99	1,806
Sculptor Capital Management, Inc.	155	1,798
Chicago Atlantic Real Estate Finance, Inc. REIT[1]	121	1,781
Guaranty Bancshares, Inc.	62	1,779
Civista Bancshares, Inc.	114	1,767
Farmers & Merchants Bancorp Incorporated/Archbold OH	100	1,753
Macatawa Bank Corp.	195	1,747
First Business Financial Services, Inc.	58	1,741
Home Bancorp, Inc.	54	1,721
First Bancorp, Inc.	72	1,692
BayCom Corp.	87	1,671
RE/MAX Holdings, Inc. — Class A	129	1,669
Red River Bancshares, Inc.	36	1,655
Forge Global Holdings, Inc.*	812	1,648
Fidelis Insurance Holdings Ltd.*	112	1,644
John Marshall Bancorp, Inc.	92	1,642
Orange County Bancorp, Inc.	38	1,640
Donegal Group, Inc. — Class A	114	1,625
Third Coast Bancshares, Inc.*	95	1,624
Northrim BanCorp, Inc.	41	1,624
Regional Management Corp.	58	1,605
Orrstown Financial Services, Inc.	76	1,597
RBB Bancorp	124	1,585
Alpine Income Property Trust, Inc. REIT	96	1,571
Fidelity D&D Bancorp, Inc.	34	1,544
Southern First Bancshares, Inc.*	57	1,536
Blue Foundry Bancorp*	183	1,532
FVCBankcorp, Inc.*	119	1,524
BRT Apartments Corp. REIT	88	1,520
Timberland Bancorp, Inc.	56	1,518
Waterstone Financial, Inc.	136	1,489
Middlefield Banc Corp.	58	1,474
Northeast Community Bancorp, Inc.	99	1,461
Office Properties Income Trust REIT	356	1,460
FS Bancorp, Inc.	49	1,445
Bridgewater Bancshares, Inc.*	151	1,431
AFC Gamma, Inc. REIT	121	1,421
Legacy Housing Corp.*	73	1,417
Norwood Financial Corp.	55	1,417
Plumas Bancorp	40	1,366
Capital Bancorp, Inc.	71	1,358
Douglas Elliman, Inc.	599	1,354
Braemar Hotels & Resorts, Inc. REIT	485	1,343
Citizens Financial Services, Inc.	28	1,342
eHealth, Inc.*	181	1,339
Investors Title Co.	9	1,333
Codorus Valley Bancorp, Inc.	71	1,323
C&F Financial Corp.	24	1,286
First Bank/Hamilton NJ	118	1,272
Unity Bancorp, Inc.	54	1,265
Parke Bancorp, Inc.	77	1,254
Oak Valley Bancorp[1]	50	1,254
PCB Bancorp	81	1,251
Greene County Bancorp, Inc.	52	1,251
Southern States Bancshares, Inc.	55	1,242
Ocwen Financial Corp.*	48	1,242
BCB Bancorp, Inc.	111	1,237
City Office REIT, Inc.	288	1,224
Primis Financial Corp.	150	1,222
Colony Bankcorp, Inc.	122	1,219
LendingTree, Inc.*	78	1,209
Star Holdings*	96	1,202
Maiden Holdings Ltd.*	671	1,181
Ponce Financial Group, Inc.*	151	1,181
Selectquote, Inc.*	1,009	1,181
Stratus Properties, Inc.*	42	1,151
Bit Digital, Inc.*,1	535	1,145
Silvercrest Asset Management Group, Inc. — Class A	71	1,127
LCNB Corp.	78	1,113
Princeton Bancorp, Inc.	38	1,102
AlTi Global, Inc.*	156	1,086
National Bankshares, Inc.	43	1,077
Penns Woods Bancorp, Inc.	51	1,075
First Western Financial, Inc.*	59	1,071
Bankwell Financial Group, Inc.	44	1,068
American Coastal Insurance Corp.*	145	1,067

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Virginia National Bankshares Corp.	35	$1,062
Ames National Corp.	64	1,062
MainStreet Bancshares, Inc.	51	1,048
Evans Bancorp, Inc.	39	1,045
Central Valley Community Bancorp	74	1,044
HomeStreet, Inc.	134	1,044
Atlanticus Holdings Corp.*	34	1,031
Chemung Financial Corp.	26	1,030
ChoiceOne Financial Services, Inc.	52	1,021
Crawford & Co. — Class A	107	999
Nexpoint Real Estate Finance, Inc. REIT	60	982
ESSA Bancorp, Inc.[1]	64	961
First Community Corp.	54	933
Sterling Bancorp, Inc.*	156	911
USCB Financial Holdings, Inc.*	78	820
NI Holdings, Inc.*	61	785
Angel Oak Mortgage REIT, Inc.	87	742
Maui Land & Pineapple Company, Inc.*	56	742
Velocity Financial, Inc.*	65	735
Pioneer Bancorp, Inc.*	86	734
Security National Financial Corp. — Class A*	92	724
Luther Burbank Corp.	76	638
Bank7 Corp.	28	630
Consumer Portfolio Services, Inc.*	69	626
Hippo Holdings, Inc.*	78	622
Kingsway Financial Services, Inc.*	79	597
Blue Ridge Bankshares, Inc.	130	588
Finance of America Companies, Inc. — Class A*	395	506
Paysign, Inc.*	241	470
SWK Holdings Corp.*	28	441
Clipper Realty, Inc. REIT	84	435
Transcontinental Realty Investors, Inc.*	14	429
GoHealth, Inc. — Class A*	29	420
OppFi, Inc.*	80	202
American Realty Investors, Inc.*	11	161
Total Financial		3,467,486

Industrial - 9.8%
Chart Industries, Inc.*	312	52,765
Simpson Manufacturing Company, Inc.	316	47,340
UFP Industries, Inc.	442	45,261
Fabrinet*	271	45,154
Comfort Systems USA, Inc.	261	44,477
Applied Industrial Technologies, Inc.	284	43,909
Atkore, Inc.*	285	42,519
Fluor Corp.*	1,050	38,535
Novanta, Inc.*	264	37,868
Watts Water Technologies, Inc. — Class A	202	34,910
Exponent, Inc.	373	31,929
Casella Waste Systems, Inc. — Class A*	412	31,436
Badger Meter, Inc.	217	31,220
Mueller Industries, Inc.	413	31,041
Zurn Elkay Water Solutions Corp.	1,090	30,542
Franklin Electric Company, Inc.	340	30,338
Belden, Inc.	313	30,220
Boise Cascade Co.	292	30,087
EnerSys	305	28,874
Advanced Energy Industries, Inc.	278	28,667
Terex Corp.	495	28,522
GATX Corp.	261	28,405
AAON, Inc.	499	28,378
Summit Materials, Inc. — Class A*	880	27,403
Federal Signal Corp.	443	26,460
SPX Technologies, Inc.*	325	26,455
Arcosa, Inc.	357	25,668
John Bean Technologies Corp.	234	24,603
Cactus, Inc. — Class A	478	24,000
Moog, Inc. — Class A	210	23,722
Vishay Intertechnology, Inc.	954	23,583
Matson, Inc.	262	23,245
Sanmina Corp.*	424	23,015
Hillenbrand, Inc.	511	21,620
Encore Wire Corp.	118	21,530
AeroVironment, Inc.*	185	20,633
Itron, Inc.*	337	20,415
Knife River Corp.*	417	20,362
CSW Industrials, Inc.	114	19,977
Albany International Corp. — Class A	231	19,931
ESCO Technologies, Inc.	189	19,739
Scorpio Tankers, Inc.	364	19,700
Kadant, Inc.	86	19,397
O-I Glass, Inc.*	1,149	19,223
Bloom Energy Corp. — Class A*	1,425	18,896
Plexus Corp.*	203	18,875
Dycom Industries, Inc.*	212	18,868
EnPro Industries, Inc.	155	18,784
Frontdoor, Inc.*	609	18,629
Werner Enterprises, Inc.	468	18,229
Golar LNG Ltd.	750	18,195
Hub Group, Inc. — Class A*	231	18,143
ArcBest Corp.	178	18,094
Modine Manufacturing Co.*	381	17,431
Energizer Holdings, Inc.	530	16,981
RXO, Inc.*	860	16,968
Sterling Infrastructure, Inc.*	222	16,313
MYR Group, Inc.*	121	16,306
Materion Corp.	152	15,490
Masonite International Corp.*	164	15,288
Gibraltar Industries, Inc.*	225	15,190
AAR Corp.*	255	15,180
Kennametal, Inc.	597	14,853
NEXTracker, Inc. — Class A*	365	14,658
Trinity Industries, Inc.	601	14,634
Mueller Water Products, Inc. — Class A	1,148	14,557
Worthington Industries, Inc.	228	14,095
Kratos Defense & Security Solutions, Inc.*	927	13,923
OSI Systems, Inc.*	117	13,811
International Seaways, Inc.	301	13,545
Helios Technologies, Inc.	242	13,426
Forward Air Corp.	193	13,267
Joby Aviation, Inc.*	2,052	13,235

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Alamo Group, Inc.	75	$12,964
Griffon Corp.	325	12,893
Primoris Services Corp.	393	12,863
Enovix Corp.*	1,013	12,713
Standex International Corp.	87	12,675
Granite Construction, Inc.	326	12,395
Barnes Group, Inc.	362	12,297
Greif, Inc. — Class A	179	11,959
Hillman Solutions Corp.*	1,437	11,855
Masterbrand, Inc.*	960	11,664
PGT Innovations, Inc.*	418	11,599
Mirion Technologies, Inc.*	1,482	11,071
Enerpac Tool Group Corp.	415	10,969
Construction Partners, Inc. — Class A*	297	10,858
DHT Holdings, Inc.	1,015	10,454
World Kinect Corp.	456	10,228
Tennant Co.	137	10,159
Knowles Corp.*	665	9,849
TTM Technologies, Inc.*	757	9,750
NV5 Global, Inc.*	101	9,719
CTS Corp.	232	9,684
Vicor Corp.*	164	9,658
Lindsay Corp.	82	9,650
SFL Corporation Ltd.	852	9,500
American Woodmark Corp.*	121	9,149
Greenbrier Companies, Inc.	225	9,000
Rocket Lab USA, Inc.*,1	2,052	8,988
Energy Recovery, Inc.*	412	8,739
Air Transport Services Group, Inc.*	417	8,703
Marten Transport Ltd.	430	8,475
JELD-WEN Holding, Inc.*	630	8,417
AZZ, Inc.	184	8,387
Astec Industries, Inc.	168	7,915
Apogee Enterprises, Inc.	163	7,674
TriMas Corp.	307	7,601
CIRCOR International, Inc.*	135	7,526
Teekay Tankers Ltd. — Class A	177	7,368
Columbus McKinnon Corp.	209	7,296
Golden Ocean Group Ltd.	910	7,171
Chase Corp.	56	7,125
TimkenSteel Corp.*	322	6,994
Dorian LPG Ltd.	237	6,809
Thermon Group Holdings, Inc.*	247	6,785
Sturm Ruger & Company, Inc.	129	6,724
Janus International Group, Inc.*	628	6,720
FLEX LNG Ltd.	220	6,635
Ichor Holdings Ltd.*	211	6,533
Benchmark Electronics, Inc.	262	6,356
Nordic American Tankers Ltd.	1,518	6,254
Leonardo DRS, Inc.*	373	6,229
Montrose Environmental Group, Inc.*	206	6,028
Archer Aviation, Inc. — Class A*,1	1,128	5,708
Powell Industries, Inc.	68	5,637
Gorman-Rupp Co.	169	5,560
GrafTech International Ltd.	1,434	5,492
Heritage-Crystal Clean, Inc.*	116	5,261
Napco Security Technologies, Inc.	233	5,184
Proto Labs, Inc.*	195	5,148
Heartland Express, Inc.	347	5,097
Ryerson Holding Corp.	167	4,858
Kimball Electronics, Inc.*	177	4,846
Myers Industries, Inc.	270	4,841
PureCycle Technologies, Inc.*	859	4,819
Insteel Industries, Inc.	139	4,512
Clearwater Paper Corp.*	124	4,495
Smith & Wesson Brands, Inc.	338	4,364
Genco Shipping & Trading Ltd.	311	4,351
Argan, Inc.	94	4,279
Xometry, Inc. — Class A*	251	4,262
Enviri Corp.*	584	4,216
LSB Industries, Inc.*	407	4,164
Olympic Steel, Inc.	73	4,103
Kaman Corp.	208	4,087
CryoPort, Inc.*	297	4,072
Evolv Technologies Holdings, Inc.*	833	4,048
IES Holdings, Inc.*	61	4,018
Mesa Laboratories, Inc.	38	3,993
Ardmore Shipping Corp.	304	3,955
Stoneridge, Inc.*	196	3,934
Manitowoc Company, Inc.*	258	3,883
Great Lakes Dredge & Dock Corp.*	485	3,865
Cadre Holdings, Inc.	144	3,838
DXP Enterprises, Inc.*	107	3,739
Bel Fuse, Inc. — Class B	77	3,674
Triumph Group, Inc.*	477	3,654
Li-Cycle Holdings Corp.*,1	1,020	3,621
Ducommun, Inc.*	83	3,611
Hyster-Yale Materials Handling, Inc.	80	3,566
SmartRent, Inc.*	1,363	3,557
CECO Environmental Corp.*	220	3,513
Costamare, Inc.	358	3,444
nLight, Inc.*	326	3,391
Aspen Aerogels, Inc.*	378	3,251
LSI Industries, Inc.	193	3,065
Astronics Corp.*	192	3,045
Teekay Corp.*	493	3,042
GoPro, Inc. — Class A*	957	3,005
Allient, Inc.	95	2,937
NVE Corp.	35	2,875
MicroVision, Inc.*	1,308	2,865
Eagle Bulk Shipping, Inc.[1]	68	2,858
AerSale Corp.*	189	2,824
Covenant Logistics Group, Inc. — Class A	63	2,763
National Presto Industries, Inc.	38	2,753
Luxfer Holdings plc	203	2,649
Greif, Inc. — Class B	38	2,529
Atmus Filtration Technologies, Inc.*,1	121	2,523
Tutor Perini Corp.*	314	2,459
Pactiv Evergreen, Inc.	296	2,407
Park Aerospace Corp.	145	2,252
Northwest Pipe Co.*	73	2,202
Limbach Holdings, Inc.*	68	2,158

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
FARO Technologies, Inc.*	140	$2,132
Bowman Consulting Group Ltd.*	74	2,074
NuScale Power Corp.*	396	1,940
Omega Flex, Inc.	24	1,890
Overseas Shipholding Group, Inc. — Class A*	427	1,874
Babcock & Wilcox Enterprises, Inc.*	435	1,831
Eastman Kodak Co.*	422	1,777
Comtech Telecommunications Corp.	202	1,768
Ranpak Holdings Corp.*	321	1,746
Concrete Pumping Holdings, Inc.*	192	1,647
Core Molding Technologies, Inc.*	57	1,624
Safe Bulkers, Inc.	497	1,610
Pangaea Logistics Solutions Ltd.	269	1,582
Radiant Logistics, Inc.*	273	1,542
Daseke, Inc.*	299	1,534
Pure Cycle Corp.*	145	1,392
AMMO, Inc.*	667	1,347
Iteris, Inc.*	316	1,308
ESS Tech, Inc.*,1	675	1,269
Universal Logistics Holdings, Inc.	50	1,259
Park-Ohio Holdings Corp.	62	1,234
Eve Holding, Inc.*	134	1,111
Gencor Industries, Inc.*	78	1,102
908 Devices, Inc.*	162	1,079
Tredegar Corp.	195	1,055
Turtle Beach Corp.*	116	1,053
Blink Charging Co.*,1	341	1,044
PAM Transportation Services, Inc.*	46	991
Karat Packaging, Inc.	42	969
Mayville Engineering Company, Inc.*	82	900
Willis Lease Finance Corp.*	21	888
Mistras Group, Inc.*	154	839
Latham Group, Inc.*	287	804
LanzaTech Global, Inc.*	153	714
SKYX Platforms Corp.*	420	596
Intevac, Inc.*	189	588
INNOVATE Corp.*	339	549
374Water, Inc.*	438	543
Sight Sciences, Inc.*	160	539
Charge Enterprises, Inc.*	996	495
Transphorm, Inc.*	200	444
Akoustis Technologies, Inc.*	511	385
Himalaya Shipping Ltd.*	64	309
NL Industries, Inc.	62	295
Amprius Technologies, Inc.*	40	190
Southland Holdings, Inc.*	28	170
Redwire Corp.*	58	168
Total Industrial		2,511,291

Consumer, Cyclical - 7.5%
Light & Wonder, Inc. — Class A*	672	47,934
Asbury Automotive Group, Inc.*	152	34,971
Taylor Morrison Home Corp. — Class A*	775	33,023
Meritage Homes Corp.	269	32,923
Fox Factory Holding Corp.*	314	31,111
Beacon Roofing Supply, Inc.*	397	30,637
Carvana Co.*,1	706	29,638
Visteon Corp.*	207	28,580
FirstCash Holdings, Inc.	277	27,805
Group 1 Automotive, Inc.	103	27,677
Academy Sports & Outdoors, Inc.	552	26,093
Adient plc*	704	25,837
Goodyear Tire & Rubber Co.*	2,073	25,767
Skyline Champion Corp.*	396	25,233
KB Home	533	24,667
Hilton Grand Vacations, Inc.*	602	24,501
International Game Technology plc	803	24,347
Signet Jewelers Ltd.	328	23,554
American Eagle Outfitters, Inc.	1,352	22,457
Installed Building Products, Inc.	175	21,856
LCI Industries	183	21,488
Abercrombie & Fitch Co. — Class A*	361	20,350
Tri Pointe Homes, Inc.*	734	20,075
GMS, Inc.*	302	19,319
Rush Enterprises, Inc. — Class A	460	18,782
UniFirst Corp.	111	18,094
Kontoor Brands, Inc.	412	18,091
MDC Holdings, Inc.	434	17,894
Boot Barn Holdings, Inc.*	220	17,862
Steven Madden Ltd.	557	17,696
Resideo Technologies, Inc.*	1,084	17,127
Cavco Industries, Inc.*	64	17,002
M/I Homes, Inc.*	199	16,724
Papa John’s International, Inc.	242	16,509
Veritiv Corp.	97	16,383
Shake Shack, Inc. — Class A*	279	16,202
Bloomin’ Brands, Inc.	648	15,934
Urban Outfitters, Inc.*	472	15,430
LGI Homes, Inc.*	154	15,321
Cinemark Holdings, Inc.*	813	14,919
Dorman Products, Inc.*	195	14,773
Topgolf Callaway Brands Corp.*	1,065	14,740
Red Rock Resorts, Inc. — Class A	352	14,432
PriceSmart, Inc.	191	14,216
Dana, Inc.	965	14,157
Century Communities, Inc.	210	14,024
Vista Outdoor, Inc.*	417	13,811
MillerKnoll, Inc.	562	13,741
SkyWest, Inc.*	324	13,589
Spirit Airlines, Inc.	812	13,398
Gentherm, Inc.*	245	13,294
XPEL, Inc.*	167	12,877
Winnebago Industries, Inc.	216	12,841
Six Flags Entertainment Corp.*	534	12,554
SeaWorld Entertainment, Inc.*	268	12,395
Acushnet Holdings Corp.	231	12,252
Sonos, Inc.*	940	12,135
OPENLANE, Inc.*	799	11,921
Patrick Industries, Inc.	158	11,859
HNI Corp.	342	11,844
Atlanta Braves Holdings, Inc. — Class C*	324	11,576
JetBlue Airways Corp.*	2,435	11,201

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
ODP Corp.*	242	$11,168
Cracker Barrel Old Country Store, Inc.	163	10,954
Cheesecake Factory, Inc.	359	10,878
Oxford Industries, Inc.	111	10,670
Foot Locker, Inc.	607	10,531
Madison Square Garden Entertainment Corp.*	320	10,531
Jack in the Box, Inc.	151	10,428
H&E Equipment Services, Inc.	238	10,279
Hanesbrands, Inc.	2,591	10,260
Brinker International, Inc.*	324	10,235
La-Z-Boy, Inc.	321	9,913
Dave & Buster’s Entertainment, Inc.*	266	9,861
Fisker, Inc.*,1	1,451	9,315
National Vision Holdings, Inc.*	575	9,304
Luminar Technologies, Inc.*,1	2,014	9,164
Allegiant Travel Co. — Class A	117	8,993
Dillard’s, Inc. — Class A	26	8,601
Sovos Brands, Inc.*	375	8,456
Sweetgreen, Inc. — Class A*	715	8,401
Warby Parker, Inc. — Class A*	627	8,251
Everi Holdings, Inc.*	624	8,249
Green Brick Partners, Inc.*	192	7,970
Winmark Corp.	21	7,836
Nu Skin Enterprises, Inc. — Class A	369	7,827
iRobot Corp.*	203	7,694
G-III Apparel Group Ltd.*	304	7,576
Buckle, Inc.	226	7,546
Leslie’s, Inc.*	1,314	7,437
Wabash National Corp.	351	7,413
Caleres, Inc.	257	7,391
Malibu Boats, Inc. — Class A*	150	7,353
Steelcase, Inc. — Class A	652	7,283
Sphere Entertainment Co.*	193	7,172
Nikola Corp.*,1	4,390	6,892
OneSpaWorld Holdings Ltd.*	614	6,889
Lions Gate Entertainment Corp. — Class B*	856	6,737
Sally Beauty Holdings, Inc.*	794	6,654
Chico’s FAS, Inc.*	886	6,627
indie Semiconductor, Inc. — Class A*	1,019	6,420
IMAX Corp.*	332	6,414
MRC Global, Inc.*	621	6,365
Camping World Holdings, Inc. — Class A	309	6,307
Monarch Casino & Resort, Inc.	100	6,210
American Axle & Manufacturing Holdings, Inc.*	844	6,127
Methode Electronics, Inc.	261	5,964
Dine Brands Global, Inc.	116	5,736
ScanSource, Inc.*	186	5,638
Sonic Automotive, Inc. — Class A	116	5,540
Beazer Homes USA, Inc.*	218	5,430
BlueLinx Holdings, Inc.*	65	5,336
Aurora Innovation, Inc.*	2,249	5,285
Standard Motor Products, Inc.	157	5,278
Titan International, Inc.*	388	5,211
MarineMax, Inc.*	158	5,186
Golden Entertainment, Inc.	150	5,127
Ethan Allen Interiors, Inc.	169	5,053
Douglas Dynamics, Inc.	167	5,040
Life Time Group Holdings, Inc.*	330	5,019
Portillo’s, Inc. — Class A*	314	4,832
Clean Energy Fuels Corp.*	1,255	4,807
Chuy’s Holdings, Inc.*	134	4,768
VSE Corp.	94	4,741
Wolverine World Wide, Inc.	575	4,635
Designer Brands, Inc. — Class A	365	4,621
Guess?, Inc.	213	4,609
PC Connection, Inc.	85	4,537
Hibbett, Inc.	93	4,418
Accel Entertainment, Inc.*	399	4,369
Arko Corp.	609	4,354
Hudson Technologies, Inc.*	324	4,309
Interface, Inc. — Class A	424	4,159
Sun Country Airlines Holdings, Inc.*	279	4,140
A-Mark Precious Metals, Inc.	141	4,136
Titan Machinery, Inc.*	152	4,040
Dream Finders Homes, Inc. — Class A*	179	3,979
BJ’s Restaurants, Inc.*	168	3,941
America’s Car-Mart, Inc.*	43	3,913
Sleep Number Corp.*	158	3,885
RCI Hospitality Holdings, Inc.	63	3,822
Shyft Group, Inc.	255	3,817
REV Group, Inc.	234	3,744
Super Group SGHC Ltd.*,1	1,009	3,723
Forestar Group, Inc.*	136	3,664
Hovnanian Enterprises, Inc. — Class A*	36	3,660
Lions Gate Entertainment Corp. — Class A*	431	3,655
Savers Value Village, Inc.*	191	3,566
Denny’s Corp.*	404	3,422
Virgin Galactic Holdings, Inc.*,1	1,868	3,362
Global Industrial Co.	97	3,250
Miller Industries, Inc.	82	3,215
Rush Enterprises, Inc. — Class B	69	3,125
Haverty Furniture Companies, Inc.	108	3,108
Movado Group, Inc.	113	3,091
Xperi, Inc.*	312	3,076
Vizio Holding Corp. — Class A*	561	3,035
Shoe Carnival, Inc.	124	2,980
Bluegreen Vacations Holding Corp.	80	2,934
Atlanta Braves Holdings, Inc. — Class A*,1	74	2,891
MasterCraft Boat Holdings, Inc.*	130	2,889
Build-A-Bear Workshop, Inc. — Class A	98	2,882
Bally’s Corp.*	218	2,858
Kura Sushi USA, Inc. — Class A*	43	2,843
Xponential Fitness, Inc. — Class A*	183	2,837
First Watch Restaurant Group, Inc.*	164	2,836
Blue Bird Corp.*	130	2,776
Marcus Corp.	179	2,775
Genesco, Inc.*	89	2,743
EVgo, Inc.*,1	752	2,542

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Daktronics, Inc.*	277	$2,471
Hawaiian Holdings, Inc.*	377	2,386
Children’s Place, Inc.*	88	2,379
Solid Power, Inc.*	1,146	2,315
Johnson Outdoors, Inc. — Class A	40	2,188
OneWater Marine, Inc. — Class A*	85	2,178
Rush Street Interactive, Inc.*	466	2,153
ThredUp, Inc. — Class A*	531	2,129
Zumiez, Inc.*	118	2,100
SES AI Corp.*	923	2,095
Bowlero Corp. — Class A*,1	217	2,088
Lovesac Co.*	104	2,072
Funko, Inc. — Class A*	257	1,966
Holley, Inc.*	390	1,946
Destination XL Group, Inc.*	431	1,931
TuSimple Holdings, Inc. — Class A*	1,221	1,905
El Pollo Loco Holdings, Inc.	212	1,897
Lindblad Expeditions Holdings, Inc.*	259	1,865
Commercial Vehicle Group, Inc.*	238	1,847
Carrols Restaurant Group, Inc.*	272	1,793
Cooper-Standard Holdings, Inc.*	125	1,678
Clarus Corp.	216	1,633
Hooker Furnishings Corp.	81	1,576
PetMed Express, Inc.	152	1,558
Potbelly Corp.*	193	1,505
Microvast Holdings, Inc.*	777	1,469
Frontier Group Holdings, Inc.*	282	1,365
Tilly’s, Inc. — Class A*	166	1,348
Global Business Travel Group I*	239	1,314
Hyliion Holdings Corp.*	1,091	1,287
Vera Bradley, Inc.*	194	1,282
GrowGeneration Corp.*	435	1,270
Sportsman’s Warehouse Holdings, Inc.*	280	1,257
Snap One Holdings Corp.*	135	1,247
Tile Shop Holdings, Inc.*	213	1,169
Escalade, Inc.	74	1,133
Weyco Group, Inc.	44	1,115
Big 5 Sporting Goods Corp.[1]	159	1,115
Fiesta Restaurant Group, Inc.*	131	1,108
Big Lots, Inc.	210	1,073
Century Casinos, Inc.*	203	1,041
Full House Resorts, Inc.*	243	1,038
J Jill, Inc.*	34	1,006
Cato Corp. — Class A	129	988
JAKKS Pacific, Inc.*	53	985
Red Robin Gourmet Burgers, Inc.*	117	941
Reservoir Media, Inc.*	147	897
ONE Group Hospitality, Inc.*	162	891
Landsea Homes Corp.*	99	890
Marine Products Corp.	62	881
EVI Industries, Inc.*	35	869
Biglari Holdings, Inc. — Class B*	5	830
Rocky Brands, Inc.	52	764
Noodles & Co.*	297	731
Fossil Group, Inc.*	352	725
Lazydays Holdings, Inc.*	94	714
Traeger, Inc.*	260	710
VOXX International Corp. — Class A*	87	694
Purple Innovation, Inc.	403	689
Duluth Holdings, Inc. — Class B*	100	601
Livewire Group, Inc.*	82	568
Workhorse Group, Inc.*,1	1,227	509
Aeva Technologies, Inc.*	588	450
Envela Corp.*	56	265
United Homes Group, Inc.*	46	258
CompX International, Inc.	11	205
Torrid Holdings, Inc.*	89	197
Dragonfly Energy Holdings Corp.*	113	174
Loop Media, Inc.*	270	134
Liberty TripAdvisor Holdings, Inc. — Class B*	4	117
Qurate Retail, Inc. — Class B*	10	76
Total Consumer, Cyclical		1,919,226

Technology - 7.3%
Super Micro Computer, Inc.*	341	93,509
SPS Commerce, Inc.*	270	46,065
Onto Innovation, Inc.*	361	46,035
Rambus, Inc.*	803	44,799
Qualys, Inc.*	274	41,799
Axcelis Technologies, Inc.*	240	39,132
Tenable Holdings, Inc.*	841	37,677
Workiva, Inc.*	360	36,482
Duolingo, Inc.*	212	35,164
Maximus, Inc.	448	33,457
ExlService Holdings, Inc.*	1,190	33,368
MACOM Technology Solutions Holdings, Inc.*	400	32,632
Power Integrations, Inc.	418	31,898
Insight Enterprises, Inc.*	212	30,846
Silicon Laboratories, Inc.*	234	27,118
MicroStrategy, Inc. — Class A*	81	26,591
Diodes, Inc.*	334	26,333
Synaptics, Inc.*	292	26,116
Appfolio, Inc. — Class A*	142	25,933
Box, Inc. — Class A*	1,043	25,251
Altair Engineering, Inc. — Class A*	397	24,836
Varonis Systems, Inc.*	804	24,554
Freshworks, Inc. — Class A*	1,199	23,884
Blackline, Inc.*	417	23,131
Blackbaud, Inc.*	322	22,643
Evolent Health, Inc. — Class A*	814	22,165
CommVault Systems, Inc.*	324	21,906
Rapid7, Inc.*	444	20,326
Kulicke & Soffa Industries, Inc.	411	19,987
FormFactor, Inc.*	571	19,951
Verra Mobility Corp.*	1,033	19,317
Privia Health Group, Inc.*	815	18,745
ACI Worldwide, Inc.*	802	18,093
Braze, Inc. — Class A*	386	18,038
IonQ, Inc.*	1,189	17,692
Sprout Social, Inc. — Class A*	353	17,608
Amkor Technology, Inc.	758	17,131

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Progress Software Corp.	322	$16,931
Fastly, Inc. — Class A*	877	16,812
Parsons Corp.*	305	16,577
Envestnet, Inc.*	371	16,335
SiTime Corp.*	127	14,510
Ambarella, Inc.*	270	14,318
ACV Auctions, Inc. — Class A*	940	14,269
PagerDuty, Inc.*	631	14,191
NetScout Systems, Inc.*	505	14,150
Appian Corp. — Class A*	304	13,865
Xerox Holdings Corp.	849	13,321
MaxLinear, Inc. — Class A*	552	12,282
Semtech Corp.*	473	12,180
Cohu, Inc.*	345	11,882
CSG Systems International, Inc.	231	11,809
Clear Secure, Inc. — Class A	617	11,748
PROS Holdings, Inc.*	331	11,459
Schrodinger Incorporated/United States*	403	11,393
DigitalOcean Holdings, Inc.*	469	11,270
C3.ai, Inc. — Class A*,1	434	11,076
Asana, Inc. — Class A*	588	10,766
Verint Systems, Inc.*	460	10,575
Veeco Instruments, Inc.*	376	10,569
Veradigm, Inc.*	798	10,486
AvidXchange Holdings, Inc.*	1,105	10,475
Donnelley Financial Solutions, Inc.*	183	10,299
Agilysys, Inc.*	148	9,792
Apollo Medical Holdings, Inc.*	317	9,779
Ultra Clean Holdings, Inc.*	329	9,761
NextGen Healthcare, Inc.*	400	9,492
PowerSchool Holdings, Inc. — Class A*	415	9,404
Impinj, Inc.*	170	9,355
Photronics, Inc.*	452	9,135
Jamf Holding Corp.*	517	9,130
Aehr Test Systems*,1	191	8,729
SMART Global Holdings, Inc.*	357	8,693
Adeia, Inc.	791	8,448
Zeta Global Holdings Corp. — Class A*	993	8,292
AvePoint, Inc.*	1,134	7,621
PAR Technology Corp.*	197	7,592
Zuora, Inc. — Class A*	915	7,540
PDF Solutions, Inc.*	227	7,355
Phreesia, Inc.*	378	7,061
Digi International, Inc.*	260	7,020
Avid Technology, Inc.*	252	6,771
Everbridge, Inc.*	301	6,748
Model N, Inc.*	276	6,737
N-able, Inc.*	517	6,669
EngageSmart, Inc.*	359	6,458
Sapiens International Corporation N.V.	227	6,454
ACM Research, Inc. — Class A*	356	6,445
Cerence, Inc.*	298	6,070
Amplitude, Inc. — Class A*	501	5,797
E2open Parent Holdings, Inc.*	1,250	5,675
Intapp, Inc.*	162	5,430
Alkami Technology, Inc.*	292	5,320
Navitas Semiconductor Corp.*	755	5,247
Alpha & Omega Semiconductor Ltd.*	171	5,103
Yext, Inc.*	792	5,013
Grid Dynamics Holdings, Inc.*	410	4,994
BigCommerce Holdings, Inc.*	497	4,905
Simulations Plus, Inc.	117	4,879
Olo, Inc. — Class A*	765	4,636
3D Systems Corp.*	943	4,630
Conduent, Inc.*	1,273	4,430
Alignment Healthcare, Inc.*	629	4,365
Digital Turbine, Inc.*	700	4,235
Integral Ad Science Holding Corp.*	352	4,185
Health Catalyst, Inc.*	413	4,180
Cardlytics, Inc.*	250	4,125
Matterport, Inc.*	1,855	4,025
Vimeo, Inc.*	1,126	3,986
Outset Medical, Inc.*	365	3,971
Corsair Gaming, Inc.*	273	3,967
Pitney Bowes, Inc.	1,298	3,920
PubMatic, Inc. — Class A*	320	3,872
TTEC Holdings, Inc.	144	3,776
Consensus Cloud Solutions, Inc.*	147	3,701
Instructure Holdings, Inc.*	144	3,658
SolarWinds Corp.*	377	3,559
Digimarc Corp.*	105	3,411
Mitek Systems, Inc.*	316	3,387
CEVA, Inc.*	172	3,335
MeridianLink, Inc.*	194	3,310
Cricut, Inc. — Class A	354	3,289
Planet Labs PBC*	1,238	3,219
OneSpan, Inc.*	296	3,182
Vishay Precision Group, Inc.*	92	3,089
Desktop Metal, Inc. — Class A*	2,064	3,013
Daily Journal Corp.*	10	2,940
Thoughtworks Holding, Inc.*	685	2,795
American Software, Inc. — Class A	236	2,705
Definitive Healthcare Corp.*	334	2,669
Cantaloupe, Inc.*	424	2,650
Domo, Inc. — Class B*	227	2,227
Sharecare, Inc.*	2,269	2,134
8x8, Inc.*	837	2,109
NextNav, Inc.*	400	2,056
SoundHound AI, Inc. — Class A*,1	1,017	2,044
Playstudios, Inc.*	633	2,013
Weave Communications, Inc.*	243	1,980
SEMrush Holdings, Inc. — Class A*	232	1,972
Bandwidth, Inc. — Class A*	173	1,950
Ebix, Inc.	195	1,927
Inspired Entertainment, Inc.*	160	1,914
LivePerson, Inc.*	469	1,824
PlayAGS, Inc.*	273	1,780
EverCommerce, Inc.*	173	1,735
Unisys Corp.*	492	1,697
Enfusion, Inc. — Class A*	189	1,695
Computer Programs and Systems, Inc.*	106	1,690
Red Violet, Inc.*	82	1,641

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Innodata, Inc.*	186	$1,587
Vuzix Corp.*,1	436	1,583
ON24, Inc.	242	1,532
Immersion Corp.	231	1,527
Outbrain, Inc.*	303	1,476
Climb Global Solutions, Inc.	31	1,333
Expensify, Inc. — Class A*	408	1,326
Asure Software, Inc.*	140	1,324
IBEX Holdings Ltd.*	81	1,251
inTEST Corp.*	79	1,198
CS Disco, Inc.*	167	1,109
Rackspace Technology, Inc.*	466	1,095
CoreCard Corp.*	54	1,080
Kaltura, Inc.*	614	1,062
HireRight Holdings Corp.*	111	1,056
Brightcove, Inc.*	319	1,050
Velo3D, Inc.*	658	1,026
Atomera, Inc.*	157	983
eGain Corp.*	158	969
Richardson Electronics Ltd.	88	962
Tingo Group, Inc.*,1	903	926
Rimini Street, Inc.*	361	794
SkyWater Technology, Inc.*	130	783
Viant Technology, Inc. — Class A*	106	594
LiveVox Holdings, Inc.*	165	551
Skillsoft Corp.*	592	525
Veritone, Inc.*	194	501
BigBear.ai Holdings, Inc.*	199	301
System1, Inc.*	183	221
Presto Automation, Inc.*	24	34
CXApp, Inc.*	14	25
Total Technology		1,863,061

Energy - 5.5%
ChampionX Corp.	1,465	52,183
Chord Energy Corp.	308	49,918
Murphy Oil Corp.	1,094	49,613
Matador Resources Co.	834	49,606
Weatherford International plc*	524	47,333
PBF Energy, Inc. — Class A	838	44,858
Noble Corporation plc	815	41,280
Civitas Resources, Inc.	510	41,244
Denbury, Inc.*	372	36,460
Patterson-UTI Energy, Inc.	2,603	36,025
SM Energy Co.	884	35,051
Valaris Ltd.*	452	33,891
Magnolia Oil & Gas Corp. — Class A	1,350	30,928
Helmerich & Payne, Inc.	717	30,229
Equitrans Midstream Corp.	3,216	30,134
California Resources Corp.	531	29,741
Permian Resources Corp.	2,032	28,367
Kosmos Energy Ltd.*	3,361	27,493
CNX Resources Corp.*	1,172	26,464
CONSOL Energy, Inc.	246	25,808
Tidewater, Inc.*	351	24,946
Array Technologies, Inc.*	1,115	24,742
Northern Oil and Gas, Inc.	603	24,259
Peabody Energy Corp.	922	23,963
Alpha Metallurgical Resources, Inc.	92	23,895
Arch Resources, Inc.	135	23,039
Shoals Technologies Group, Inc. — Class A*	1,262	23,031
Liberty Energy, Inc. — Class A	1,222	22,631
Warrior Met Coal, Inc.	383	19,563
Oceaneering International, Inc.*	743	19,110
Callon Petroleum Co.*	453	17,721
Seadrill Ltd.*	374	16,751
Expro Group Holdings N.V.*	652	15,146
Par Pacific Holdings, Inc.*	409	14,699
Sitio Royalties Corp. — Class A	597	14,453
Delek US Holdings, Inc.	480	13,637
Talos Energy, Inc.*	811	13,333
Archrock, Inc.	1,029	12,965
Green Plains, Inc.*	430	12,943
Helix Energy Solutions Group, Inc.*	1,064	11,885
Borr Drilling Ltd.*	1,618	11,488
Diamond Offshore Drilling, Inc.*	753	11,054
NOW, Inc.*	784	9,306
Gulfport Energy Corp.*	74	8,781
Earthstone Energy, Inc. — Class A*	422	8,541
Nabors Industries Ltd.*	68	8,374
Core Laboratories, Inc.	347	8,332
US Silica Holdings, Inc.*	558	7,834
Sunnova Energy International, Inc.*,1	747	7,821
ProPetro Holding Corp.*	729	7,749
Comstock Resources, Inc.	680	7,500
CVR Energy, Inc.	219	7,453
Dril-Quip, Inc.*	252	7,099
Vital Energy, Inc.*	125	6,927
Fluence Energy, Inc.*	291	6,690
SunCoke Energy, Inc.	618	6,273
TETRA Technologies, Inc.*	927	5,914
RPC, Inc.	629	5,623
Bristow Group, Inc.*	175	4,930
Select Water Solutions, Inc. — Class A	598	4,754
SilverBow Resources, Inc.*	131	4,686
REX American Resources Corp.*	115	4,683
Berry Corp.	564	4,625
Tellurian, Inc.*	3,925	4,553
Montauk Renewables, Inc.*	493	4,491
Stem, Inc.*,1	1,053	4,465
Kinetik Holdings, Inc. — Class A	127	4,286
Vitesse Energy, Inc.	185	4,235
SunPower Corp. — Class A*	646	3,986
Oil States International, Inc.*	466	3,900
FuelCell Energy, Inc.*,1	3,014	3,858
Newpark Resources, Inc.*	551	3,807
SandRidge Energy, Inc.	236	3,696
Crescent Energy Co. — Class A	283	3,577
DMC Global, Inc.*	144	3,524
VAALCO Energy, Inc.	797	3,499
W&T Offshore, Inc.*	727	3,184
Cleanspark, Inc.*	814	3,101

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
AESI Holdings, Inc. — Class A	120	$2,668
Hallador Energy Co.*	169	2,437
Solaris Oilfield Infrastructure, Inc. — Class A	227	2,420
Excelerate Energy, Inc. — Class A	134	2,284
Aris Water Solutions, Inc. — Class A	221	2,206
Maxeon Solar Technologies Ltd.*	187	2,167
Vertex Energy, Inc.*	482	2,145
Riley Exploration Permian, Inc.	65	2,066
Gevo, Inc.*	1,729	2,057
Kodiak Gas Services, Inc.*	113	2,020
Amplify Energy Corp.*	268	1,970
ProFrac Holding Corp. — Class A*	179	1,948
Energy Vault Holdings, Inc.*	725	1,849
Ramaco Resources, Inc. — Class A	167	1,835
Eneti, Inc.	182	1,835
Forum Energy Technologies, Inc.*	73	1,754
Ring Energy, Inc.*	887	1,730
Enviva, Inc.	231	1,726
Eos Energy Enterprises, Inc.*,1	796	1,711
Ranger Energy Services, Inc.	115	1,631
Evolution Petroleum Corp.	233	1,594
FutureFuel Corp.	193	1,384
HighPeak Energy, Inc.	79	1,333
Granite Ridge Resources, Inc.	192	1,171
NextDecade Corp.*	227	1,162
KLX Energy Services Holdings, Inc.*	94	1,114
NACCO Industries, Inc. — Class A	31	1,087
TPI Composites, Inc.*	310	821
Mammoth Energy Services, Inc.*	172	798
Empire Petroleum Corp.*	75	722
PrimeEnergy Resources Corp.*	5	580
Ramaco Resources, Inc. — Class B	33	394
Verde Clean Fuels, Inc.*	32	121
Total Energy		1,396,677

Communications - 2.3%
Extreme Networks, Inc.*	933	22,588
Ziff Davis, Inc.*	348	22,164
TEGNA, Inc.	1,487	21,666
DigitalBridge Group, Inc.	1,197	21,043
Yelp, Inc. — Class A*	498	20,712
Calix, Inc.*	436	19,986
Cogent Communications Holdings, Inc.	320	19,808
InterDigital, Inc.	197	15,807
Viavi Solutions, Inc.*	1,629	14,889
Perficient, Inc.*	254	14,696
Q2 Holdings, Inc.*	421	13,586
Telephone & Data Systems, Inc.	732	13,403
Cargurus, Inc.*	724	12,685
ePlus, Inc.*	197	12,513
Bumble, Inc. — Class A*	749	11,175
Credo Technology Group Holding Ltd.*	722	11,011
Opendoor Technologies, Inc.*	4,018	10,608
Lumen Technologies, Inc.*	7,422	10,539
Sprinklr, Inc. — Class A*	759	10,505
Upwork, Inc.*	915	10,394
Squarespace, Inc. — Class A*	330	9,560
Liberty Latin America Ltd. — Class C*	1,064	8,682
Cars.com, Inc.*	492	8,295
Harmonic, Inc.*	815	7,848
A10 Networks, Inc.	522	7,846
Scholastic Corp.	201	7,666
Magnite, Inc.*	990	7,465
Shenandoah Telecommunications Co.	359	7,399
Shutterstock, Inc.	182	6,925
Globalstar, Inc.*	5,082	6,657
Infinera Corp.*	1,475	6,166
TechTarget, Inc.*	193	5,859
Gogo, Inc.*	490	5,846
Hims & Hers Health, Inc.*	904	5,686
Eventbrite, Inc. — Class A*	572	5,640
Figs, Inc. — Class A*	945	5,576
fuboTV, Inc.*	2,085	5,567
Open Lending Corp. — Class A*	736	5,388
Overstock.com, Inc.*	334	5,284
CommScope Holding Company, Inc.*	1,533	5,151
ADTRAN Holdings, Inc.	577	4,749
Clear Channel Outdoor Holdings, Inc.*	2,743	4,334
Couchbase, Inc.*	251	4,307
Rover Group, Inc.*	687	4,301
Thryv Holdings, Inc.*	229	4,298
Gray Television, Inc.	612	4,235
EchoStar Corp. — Class A*	249	4,171
Revolve Group, Inc.*	303	4,124
HealthStream, Inc.	181	3,906
QuinStreet, Inc.*	384	3,444
Liquidity Services, Inc.*	175	3,084
Anterix, Inc.*	95	2,981
Preformed Line Products Co.	18	2,926
WideOpenWest, Inc.*	380	2,907
Boston Omaha Corp. — Class A*	171	2,803
Clearfield, Inc.*	97	2,780
Stagwell, Inc.*	581	2,725
Sinclair, Inc.	242	2,715
AMC Networks, Inc. — Class A*	229	2,698
NETGEAR, Inc.*	211	2,656
Gannett Company, Inc.*	1,067	2,614
Aviat Networks, Inc.*	82	2,558
ATN International, Inc.	81	2,556
IDT Corp. — Class B*	115	2,536
EW Scripps Co. — Class A*	440	2,411
iHeartMedia, Inc. — Class A*	759	2,399
Ooma, Inc.*	176	2,290
Liberty Latin America Ltd. — Class A*	268	2,187
Stitch Fix, Inc. — Class A*	624	2,153
Nextdoor Holdings, Inc.*	1,076	1,958
Consolidated Communications Holdings, Inc.*	549	1,878
Spok Holdings, Inc.	131	1,869
Advantage Solutions, Inc.*	642	1,823
Grindr, Inc.*	303	1,742
Ribbon Communications, Inc.*	649	1,739

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
AST SpaceMobile, Inc.*,1	448	$1,702
Entravision Communications Corp. — Class A	445	1,624
Nerdy, Inc.*	438	1,621
CarParts.com, Inc.*	393	1,619
Tucows, Inc. — Class A*	73	1,490
Luna Innovations, Inc.*	238	1,395
1-800-Flowers.com, Inc. — Class A*	193	1,351
MediaAlpha, Inc. — Class A*	159	1,313
Vivid Seats, Inc. — Class A*	188	1,207
Mondee Holdings, Inc.*,1	336	1,200
EverQuote, Inc. — Class A*	157	1,135
Blade Air Mobility, Inc.*	433	1,121
Gambling.com Group Ltd.*	79	1,033
BlackSky Technology, Inc.*,1	874	1,023
DHI Group, Inc.*	322	985
BARK, Inc.*	809	971
OptimizeRx Corp.*	123	957
Lands’ End, Inc.*	111	829
Solo Brands, Inc. — Class A*	162	826
Allbirds, Inc. — Class A*	703	780
Townsquare Media, Inc. — Class A	86	750
ContextLogic, Inc. — Class A*	163	719
KVH Industries, Inc.*	139	709
Cambium Networks Corp.*	90	660
Terran Orbital Corp.*,1	630	524
Urban One, Inc.*	93	468
DZS, Inc.*	161	338
Urban One, Inc.*	61	306
Value Line, Inc.	6	262
Total Communications		576,059

Basic Materials - 2.2%
Commercial Metals Co.	863	42,641
ATI, Inc.*	950	39,092
Balchem Corp.	236	29,274
Cabot Corp.	408	28,262
HB Fuller Co.	400	27,444
Livent Corp.*	1,335	24,577
Carpenter Technology Corp.	356	23,927
Avient Corp.	669	23,629
Innospec, Inc.	184	18,805
Sensient Technologies Corp.	311	18,187
Hecla Mining Co.	4,444	17,376
Constellium SE*	937	17,053
Rogers Corp.*	128	16,828
Quaker Chemical Corp.	103	16,480
Uranium Energy Corp.*	2,708	13,946
Minerals Technologies, Inc.	241	13,197
Ingevity Corp.*	269	12,807
Stepan Co.	158	11,845
Sylvamo Corp.	269	11,820
Tronox Holdings plc — Class A	866	11,639
Energy Fuels, Inc.*,1	1,162	9,552
Kaiser Aluminum Corp.	118	8,881
Orion S.A.	415	8,831
Hawkins, Inc.	143	8,416
Compass Minerals International, Inc.	253	7,071
Ecovyst, Inc.*	704	6,927
Novagold Resources, Inc.*	1,789	6,870
AdvanSix, Inc.	196	6,092
Koppers Holdings, Inc.	149	5,893
Mativ Holdings, Inc.	403	5,747
Schnitzer Steel Industries, Inc. — Class A	191	5,319
Piedmont Lithium, Inc.*	133	5,280
Coeur Mining, Inc.*	2,364	5,248
Perimeter Solutions S.A.*	1,143	5,189
Centrus Energy Corp. — Class A*	91	5,165
Ivanhoe Electric Incorporated / US*	413	4,915
Haynes International, Inc.	92	4,280
Lightwave Logic, Inc.*	848	3,791
Encore Energy Corp.*	1,047	3,413
United States Lime & Minerals, Inc.	15	3,015
Century Aluminum Co.*	389	2,797
Oil-Dri Corporation of America	36	2,223
American Vanguard Corp.	200	2,186
i-80 Gold Corp.*	1,428	2,185
Trinseo plc	259	2,116
Intrepid Potash, Inc.*	79	1,988
Rayonier Advanced Materials, Inc.*	472	1,671
Danimer Scientific, Inc.*	649	1,343
Kronos Worldwide, Inc.	163	1,263
Terawulf, Inc.*	997	1,256
Caledonia Mining Corporation plc	121	1,193
Dakota Gold Corp.*	398	1,027
Origin Materials, Inc.*	784	1,004
Codexis, Inc.*	493	932
Perpetua Resources Corp.*	279	909
5E Advanced Materials, Inc.*	291	658
Glatfelter Corp.*	327	654
PolyMet Mining Corp.*	253	526
Contango ORE, Inc.*	28	508
Valhi, Inc.	18	239
NioCorp Developments Ltd.*	14	51
Total Basic Materials		565,453

Utilities - 1.8%
Brookfield Infrastructure Corp. — Class A	883	31,190
New Jersey Resources Corp.	716	29,091
Portland General Electric Co.	715	28,943
PNM Resources, Inc.	634	28,283
ONE Gas, Inc.	408	27,858
Ormat Technologies, Inc.	394	27,548
Southwest Gas Holdings, Inc.	455	27,486
Black Hills Corp.	493	24,941
Otter Tail Corp.	305	23,156
ALLETE, Inc.	426	22,493
American States Water Co.	274	21,558
Spire, Inc.	381	21,557
Northwestern Energy Group, Inc.	445	21,387
California Water Service Group	415	19,634
MGE Energy, Inc.	270	18,498
Avista Corp.	558	18,062
SJW Group	229	13,765

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

	Shares	Value
Chesapeake Utilities Corp.	129	$12,610
Northwest Natural Holding Co.	266	10,151
Ameresco, Inc. — Class A*	238	9,177
Middlesex Water Co.	130	8,613
Unitil Corp.	118	5,040
York Water Co.	105	3,936
Consolidated Water Company Ltd.	111	3,157
Artesian Resources Corp. — Class A	62	2,603
Altus Power, Inc.*	472	2,478
Genie Energy Ltd. — Class B	146	2,150
RGC Resources, Inc.	59	1,021
Cadiz, Inc.*	300	993
Global Water Resources, Inc.	84	819
FTC Solar, Inc.*	470	602
Total Utilities		468,800

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	203	4,304

Total Common Stocks
(Cost $19,141,198)		16,525,156

RIGHTS††† - 0.0%
Consumer, Non-cyclical - 0.0%
Oncternal Therapeutics, Inc.*	7	—
Tobira Therapeutics, Inc.*	141	—
Novartis AG	429	—
Total Consumer, Non-cyclical		—

Total Rights
(Cost $271)		—

EXCHANGE-TRADED FUNDS† - 8.7%
Vanguard Russell 2000 ETF[1]	15,743	1,124,680
iShares Russell 2000 Index ETF[1]	6,356	1,123,359
Total Exchange-Traded Funds
(Cost $2,799,130)		2,248,039

	Face Amount
U.S. TREASURY BILLS†† - 4.8%
U.S. Treasury Bills
5.29% due 11/07/23[2]	$700,000	696,306
5.27% due 11/07/23[2,3]	500,000	497,362
4.66% due 10/05/23[2,4]	30,000	29,987
Total U.S. Treasury Bills
(Cost $1,223,475)		1,223,655

REPURCHASE AGREEMENTS††,5 - 22.4%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[3]	3,238,504	3,238,504
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[3]	1,258,002	1,258,002
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[3]	1,245,579	1,245,579
Total Repurchase Agreements
(Cost $5,742,085)		5,742,085

	Shares
SECURITIES LENDING COLLATERAL†,6 - 7.8%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[7]	1,995,927	1,995,927
Total Securities Lending Collateral
(Cost $1,995,927)		1,995,927

Total Investments - 108.2%
(Cost $30,902,086)		$27,734,862
Other Assets & Liabilities, net - (8.2)%		(2,113,356)
Total Net Assets - 100.0%		$25,621,506

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
RUSSELL 2000® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	1	Dec 2023	$89,905	$(3,116)

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	Pay	5.43% (Federal Funds Rate + 0.10%)	At Maturity	12/21/23	524	$935,991	$(7,594)
BNP Paribas	Russell 2000 Index	Pay	5.53% (Federal Funds Rate + 0.20%)	At Maturity	12/21/23	619	1,105,017	(15,477)
Barclays Bank plc	Russell 2000 Index	Pay	5.31% (SOFR)	At Maturity	12/20/23	2,642	4,715,769	(109,433)
							$6,756,777	$(132,504)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[4]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
RUSSELL 2000® FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs		Total
Common Stocks	$16,525,156	$—	*	$—		$16,525,156
Rights	—	—		—	*	—
Exchange-Traded Funds	2,248,039	—		—		2,248,039
U.S. Treasury Bills	—	1,223,655		—		1,223,655
Repurchase Agreements	—	5,742,085		—		5,742,085
Securities Lending Collateral	1,995,927	—		—		1,995,927
Total Assets	$20,769,122	$6,965,740		$—		$27,734,862

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$3,116	$—	$—	$3,116
Equity Index Swap Agreements**	—	132,504	—	132,504
Total Liabilities	$3,116	$132,504	$—	$135,620

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $1,940,862 of securities loaned (cost $25,160,001)	$21,992,777
Repurchase agreements, at value (cost $5,742,085)	5,742,085
Cash	28,143
Receivables:
Dividends	22,745
Fund shares sold	21,192
Securities lending income	1,997
Interest	1,690
Total assets	27,810,629

Liabilities:
Unrealized depreciation on OTC swap agreements	132,504
Payable for:
Return of securities lending collateral	1,995,927
Management fees	16,916
Swap settlement	10,649
Transfer agent fees	6,589
Distribution and service fees	6,545
Portfolio accounting and administration fees	3,494
Fund shares redeemed	1,186
Variation margin on futures contracts	550
Trustees’ fees*	355
Miscellaneous	14,408
Total liabilities	2,189,123
Net assets	$25,621,506

Net assets consist of:
Paid in capital	$32,662,461
Total distributable earnings (loss)	(7,040,955)
Net assets	$25,621,506

A-Class:
Net assets	$4,283,948
Capital shares outstanding	98,166
Net asset value per share	$43.64
Maximum offering price per share (Net asset value divided by 95.25%)	$45.82

C-Class:
Net assets	$1,428,339
Capital shares outstanding	38,775
Net asset value per share	$36.84

H-Class:
Net assets	$19,909,219
Capital shares outstanding	457,328
Net asset value per share	$43.53

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $200)	$143,809
Interest	167,800
Income from securities lending, net	11,786
Total investment income	323,395

Expenses:
Management fees	97,741
Distribution and service fees:
A-Class	6,961
C-Class	7,573
H-Class	23,724
Transfer agent fees	27,661
Portfolio accounting and administration fees	26,710
Registration fees	11,608
Professional fees	7,036
Trustees’ fees*	2,057
Custodian fees	1,757
Interest expense	577
Miscellaneous	5,648
Total expenses	219,053
Less:
Expenses reimbursed by Adviser:	(2,467)
Net expenses	216,586
Net investment income	106,809

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(45,989)
Swap agreements	(510,696)
Futures contracts	(23,488)
Net realized loss	(580,173)
Net change in unrealized appreciation (depreciation) on:
Investments	(120,536)
Swap agreements	(174,146)
Futures contracts	(11,236)
Net change in unrealized appreciation (depreciation)	(305,918)
Net realized and unrealized loss	(886,091)
Net decrease in net assets resulting from operations	$(779,282)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$106,809	$44,990
Net realized loss on investments	(580,173)	(2,609,582)
Net change in unrealized appreciation (depreciation) on investments	(305,918)	(1,680,165)
Net decrease in net assets resulting from operations	(779,282)	(4,244,757)

Capital share transactions:
Proceeds from sale of shares
A-Class	8,198,539	15,034,155
C-Class	147,272	287,217
H-Class	22,458,560	20,564,801
Cost of shares redeemed
A-Class	(7,521,359)	(15,994,733)
C-Class	(235,214)	(390,831)
H-Class	(17,748,504)	(20,271,844)
Net increase (decrease) from capital share transactions	5,299,294	(771,235)
Net increase (decrease) in net assets	4,520,012	(5,015,992)

Net assets:
Beginning of period	21,101,494	26,117,486
End of period	$25,621,506	$21,101,494

Capital share activity:
Shares sold
A-Class	180,292	339,145
C-Class	3,861	7,559
H-Class	494,614	453,292
Shares redeemed
A-Class	(168,461)	(366,931)
C-Class	(6,183)	(10,500)
H-Class	(395,727)	(459,644)
Net increase (decrease) in shares	108,396	(37,079)

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$44.08	$50.66	$61.82	$32.24	$43.81	$43.67
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.13	(.69)	(.77)	— [c]	(.05)
Net gain (loss) on investments (realized and unrealized)	(.63)	(6.71)	(3.41)	30.35	(10.89)	.19 [f]
Total from investment operations	(.44)	(6.58)	(4.10)	29.58	(10.89)	.14
Less distributions from:
Net investment income	—	—	—	—	(.01)	—
Net realized gains	—	—	(7.06)	—	(.67)	—
Total distributions	—	—	(7.06)	—	(.68)	—
Net asset value, end of period	$43.64	$44.08	$50.66	$61.82	$32.24	$43.81

Total Return[d]	(1.00%)	(12.99%)	(7.29%)	91.75%	(25.32%)	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,284	$3,806	$5,781	$12,421	$10,712	$18,569
Ratios to average net assets:
Net investment income (loss)	0.82%	0.28%	(1.14%)	(1.53%)	— [g]	(0.11%)
Total expenses	1.64%	1.65%	1.60%	1.67%	1.73%	1.71%
Net expenses[e]	1.62%	1.65%	1.60%	1.67%	1.73%	1.71%
Portfolio turnover rate	8%	25%	76%	—	35%	112%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$37.35	$43.24	$54.24	$28.50	$39.09	$39.26
Income (loss) from investment operations:
Net investment income (loss)[b]	.01	(.21)	(.98)	(.95)	(.29)	(.37)
Net gain (loss) on investments (realized and unrealized)	(.52)	(5.68)	(2.96)	26.69	(9.62)	.20 [f]
Total from investment operations	(.51)	(5.89)	(3.94)	25.74	(9.91)	(.17)
Less distributions from:
Net investment income	—	—	—	—	(.01)	—
Net realized gains	—	—	(7.06)	—	(.67)	—
Total distributions	—	—	(7.06)	—	(.68)	—
Net asset value, end of period	$36.84	$37.35	$43.24	$54.24	$28.50	$39.09

Total Return[d]	(1.37%)	(13.62%)	(8.05%)	90.32%	(25.88%)	(0.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,428	$1,535	$1,904	$3,717	$1,590	$3,264
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.56%)	(1.89%)	(2.28%)	(0.74%)	(0.91%)
Total expenses	2.39%	2.40%	2.36%	2.43%	2.48%	2.46%
Net expenses[e]	2.37%	2.40%	2.36%	2.43%	2.48%	2.46%
Portfolio turnover rate	8%	25%	76%	—	35%	112%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$43.97	$50.53	$61.68	$32.17	$43.70	$43.57
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.09	(.66)	(.75)	.01	(.06)
Net gain (loss) on investments (realized and unrealized)	(.64)	(6.65)	(3.43)	30.26	(10.86)	.19 [f]
Total from investment operations	(.44)	(6.56)	(4.09)	29.51	(10.85)	.13
Less distributions from:
Net investment income	—	—	—	—	(.01)	—
Net realized gains	—	—	(7.06)	—	(.67)	—
Total distributions	—	—	(7.06)	—	(.68)	—
Net asset value, end of period	$43.53	$43.97	$50.53	$61.68	$32.17	$43.70

Total Return	(1.00%)	(12.98%)	(7.29%)	91.73%	(25.30%)	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,909	$15,761	$18,432	$29,743	$6,731	$19,384
Ratios to average net assets:
Net investment income (loss)	0.88%	0.21%	(1.12%)	(1.52%)	0.01%	(0.14%)
Total expenses	1.64%	1.65%	1.61%	1.67%	1.73%	1.71%
Net expenses[e]	1.62%	1.65%	1.61%	1.67%	1.73%	1.71%
Portfolio turnover rate	8%	25%	76%	—	35%	112%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[g]	Less than 0.01%.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	20.1%
Guggenheim Strategy Fund II	20.0%
Total	40.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	3.23%	(5.16%)	(7.81%)	(10.32%)
A-Class Shares with sales charge‡	(1.67%)	(9.66%)	(8.71%)	(10.76%)
C-Class Shares	2.85%	(5.88%)	(8.50%)	(10.99%)
C-Class Shares with CDSC§	1.85%	(6.82%)	(8.50%)	(10.99%)
H-Class Shares	3.20%	(5.17%)	(7.79%)	(10.30%)
Russell 2000 Index	(0.19%)	8.93%	2.40%	8.40%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 40.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	44,544	$434,300
Guggenheim Strategy Fund II1	17,889	434,175
Total Mutual Funds
(Cost $868,958)		868,475

	Face Amount
U.S. TREASURY BILLS†† - 6.0%
U.S. Treasury Bills
4.66% due 10/05/23[2,3]	$80,000	79,965
5.29% due 11/07/23[3,4]	50,000	49,736
Total U.S. Treasury Bills
(Cost $129,681)		129,701

REPURCHASE AGREEMENTS††,5 - 50.9%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[4]	622,292	622,292
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[4]	241,731	241,731
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[4]	239,343	239,343
Total Repurchase Agreements
(Cost $1,103,366)		1,103,366

Total Investments - 97.0%
(Cost $2,102,005)		$2,101,542
Other Assets & Liabilities, net - 3.0%		65,899
Total Net Assets - 100.0%		$2,167,441

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	5	Dec 2023	$449,525	$19,467

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	Receive	4.81% (SOFR - 0.50%)	At Maturity	12/20/23	341	$608,531	$12,278
BNP Paribas	Russell 2000 Index	Receive	5.13% (Federal Funds Rate - 0.20%)	At Maturity	12/21/23	320	571,180	7,999
Goldman Sachs International	Russell 2000 Index	Receive	5.18% (Federal Funds Rate - 0.15%)	At Maturity	12/21/23	301	536,863	7,237
							$1,716,574	$27,514

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[5]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$868,475	$—	$—	$868,475
U.S. Treasury Bills	—	129,701	—	129,701
Repurchase Agreements	—	1,103,366	—	1,103,366
Equity Futures Contracts**	19,467	—	—	19,467
Equity Index Swap Agreements**	—	27,514	—	27,514
Total Assets	$887,942	$1,260,581	$—	$2,148,523

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$946,618	$—	$(515,000)	$(7,780)	$10,337	$434,175	17,889	$25,718
Guggenheim Ultra Short Duration Fund — Institutional Class	944,879	—	(515,001)	(7,483)	11,905	434,300	44,544	24,576
	$1,891,497	$—	$(1,030,001)	$(15,263)	$22,242	$868,475		$50,294

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $129,681)	$129,701
Investments in affiliated issuers, at value (cost $868,958)	868,475
Repurchase agreements, at value (cost $1,103,366)	1,103,366
Segregated cash with broker	16,288
Unrealized appreciation on OTC swap agreements	27,514
Receivables:
Swap settlement	19,711
Dividends	7,758
Variation margin on futures contracts	2,750
Fund shares sold	1,000
Interest	325
Total assets	2,176,888

Liabilities:
Payable for:
Management fees	2,639
Fund shares redeemed	2,587
Transfer agent fees	1,040
Distribution and service fees	799
Portfolio accounting and administration fees	164
Trustees’ fees*	59
Miscellaneous	2,159
Total liabilities	9,447
Net assets	$2,167,441

Net assets consist of:
Paid in capital	$44,239,412
Total distributable earnings (loss)	(42,071,971)
Net assets	$2,167,441

A-Class:
Net assets	$410,454
Capital shares outstanding	6,613
Net asset value per share	$62.07
Maximum offering price per share (Net asset value divided by 95.25%)	$65.17

C-Class:
Net assets	$22,045
Capital shares outstanding	412
Net asset value per share	$53.48

H-Class:
Net assets	$1,734,942
Capital shares outstanding	27,843
Net asset value per share	$62.31

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of affiliated issuers	$50,294
Interest	99,393
Total investment income	149,687

Expenses:
Management fees	25,504
Distribution and service fees:
A-Class	544
C-Class	216
H-Class	6,487
Transfer agent fees	6,001
Portfolio accounting and administration fees	4,319
Registration fees	3,288
Professional fees	1,301
Trustees’ fees*	612
Custodian fees	393
Interest expense	59
Miscellaneous	456
Total expenses	49,180
Less:
Expenses reimbursed by Adviser	(1,782)
Expenses waived by Adviser	(1,173)
Total waived/reimbursed expenses	(2,955)
Net expenses	46,225
Net investment income	103,462

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(15,263)
Swap agreements	(329,746)
Futures contracts	35,436
Net realized loss	(309,573)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	24
Investments in affiliated issuers	22,242
Swap agreements	193,129
Futures contracts	19,467
Net change in unrealized appreciation (depreciation)	234,862
Net realized and unrealized loss	(74,711)
Net increase in net assets resulting from operations	$28,751

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 145

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$103,462	$126,926
Net realized loss on investments	(309,573)	(909,496)
Net change in unrealized appreciation (depreciation) on investments	234,862	(164,866)
Net increase (decrease) in net assets resulting from operations	28,751	(947,436)

Capital share transactions:
Proceeds from sale of shares
A-Class	303,169	403,082
C-Class	3,300	117,157
H-Class	10,864,073	101,535,042
Cost of shares redeemed
A-Class	(404,217)	(372,766)
C-Class	(35,505)	(85,772)
H-Class	(14,602,650)	(100,505,459)
Net increase (decrease) from capital share transactions	(3,871,830)	1,091,284
Net increase (decrease) in net assets	(3,843,079)	143,848

Net assets:
Beginning of period	6,010,520	5,866,672
End of period	$2,167,441	$6,010,520

Capital share activity:
Shares sold
A-Class	5,099	6,565
C-Class	67	2,169
H-Class	178,594	1,660,486
Shares redeemed
A-Class	(6,820)	(6,263)
C-Class	(716)	(1,696)
H-Class	(241,086)	(1,667,628)
Net decrease in shares	(64,862)	(6,367)

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020 [f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$60.13	$55.13	$55.28	$120.61	$102.08	$104.50
Income (loss) from investment operations:
Net investment income (loss)[b]	1.10	.67	(.64)	(.45)	.50	.70
Net gain (loss) on investments (realized and unrealized)	.84 [g]	4.33 [g]	.49	(64.83)	18.73 [g]	(3.12)
Total from investment operations	1.94	5.00	(.15)	(65.28)	19.23	(2.42)
Less distributions from:
Net investment income	—	—	—	(.05)	(.70)	—
Total distributions	—	—	—	(.05)	(.70)	—
Net asset value, end of period	$62.07	$60.13	$55.13	$55.28	$120.61	$102.08

Total Return[c]	3.23%	9.07%	(0.27%)	(54.13%)	19.00%	(2.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$410	$501	$443	$320	$207	$746
Ratios to average net assets:
Net investment income (loss)	3.69%	1.13%	(1.17%)	(1.38%)	0.51%	0.65%
Total expenses[d]	1.73%	1.80%	1.71%	1.80%	1.82%	1.83%
Net expenses[e]	1.62%	1.75%	1.66%	1.78%	1.78%	1.81%
Portfolio turnover rate	—	—	—	14%	7%	40%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020 [f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$52.00	$48.07	$48.51	$106.73	$91.07	$93.97
Income (loss) from investment operations:
Net investment income (loss)[b]	.75	.30	(.89)	(.61)	(.30)	(.25)
Net gain (loss) on investments (realized and unrealized)	.73 [g]	3.63 [g]	.45	(57.56)	16.66 [g]	(2.65)
Total from investment operations	1.48	3.93	(.44)	(58.17)	16.36	(2.90)
Less distributions from:
Net investment income	—	—	—	(.05)	(.70)	—
Total distributions	—	—	—	(.05)	(.70)	—
Net asset value, end of period	$53.48	$52.00	$48.07	$48.51	$106.73	$91.07

Total Return[c]	2.85%	8.18%	(0.91%)	(54.49%)	18.22%	(3.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22	$55	$28	$26	$94	$460
Ratios to average net assets:
Net investment income (loss)	2.90%	0.58%	(1.88%)	(2.15%)	(0.34%)	(0.26%)
Total expenses[d]	2.48%	2.55%	2.46%	2.57%	2.57%	2.56%
Net expenses[e]	2.38%	2.49%	2.40%	2.54%	2.53%	2.55%
Portfolio turnover rate	—	—	—	14%	7%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 147

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[f]	Year Ended March 31, 2019[f]
Per Share Data
Net asset value, beginning of period	$60.38	$55.35	$55.51	$121.09	$102.43	$104.78
Income (loss) from investment operations:
Net investment income (loss)[b]	1.10	.64	(.64)	(.44)	.10	.55
Net gain (loss) on investments (realized and unrealized)	.83 [g]	4.39 [g]	.48	(65.09)	19.26 [g]	(2.90)
Total from investment operations	1.93	5.03	(.16)	(65.53)	19.36	(2.35)
Less distributions from:
Net investment income	—	—	—	(.05)	(.70)	—
Total distributions	—	—	—	(.05)	(.70)	—
Net asset value, end of period	$62.31	$60.38	$55.35	$55.51	$121.09	$102.43

Total Return	3.20%	9.09%	(0.29%)	(54.13%)	19.08%	(2.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,735	$5,454	$5,396	$5,087	$22,414	$9,392
Ratios to average net assets:
Net investment income (loss)	3.65%	1.06%	(1.17%)	(1.42%)	0.07%	0.53%
Total expenses[d]	1.73%	1.78%	1.71%	1.81%	1.82%	1.82%
Net expenses[e]	1.63%	1.72%	1.66%	1.79%	1.79%	1.81%
Portfolio turnover rate	—	—	—	14%	7%	40%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.
[g]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrial Average® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Ten Largest Holdings	% of Total Net Assets
UnitedHealth Group, Inc.	8.8%
Goldman Sachs Group, Inc.	5.6%
Microsoft Corp.	5.5%
Home Depot, Inc.	5.3%
Caterpillar, Inc.	4.8%
Amgen, Inc.	4.7%
McDonald’s Corp.	4.6%
Visa, Inc. — Class A	4.0%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.7%
Salesforce, Inc.	3.5%
Top Ten Total	50.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	Since Inception (12/01/15)
A-Class Shares	0.97%	17.29%	5.17%	8.91%
A-Class Shares with sales charge‡	(3.83%)	11.72%	4.15%	8.23%
C-Class Shares	0.60%	16.44%	4.39%	8.10%
C-Class Shares with CDSC§	(0.40%)	15.44%	4.39%	8.10%
H-Class Shares	0.97%	17.31%	5.17%	8.92%
Dow Jones Industrial Average Index	1.79%	19.18%	7.14%	10.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

150 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value
COMMON STOCKS† - 88.7%

Consumer, Non-cyclical - 21.5%
UnitedHealth Group, Inc.	3,161	$1,593,745
Amgen, Inc.	3,161	849,550
Johnson & Johnson	3,161	492,326
Procter & Gamble Co.	3,161	461,063
Merck & Company, Inc.	3,161	325,425
Coca-Cola Co.	3,161	176,953
Total Consumer, Non-cyclical		3,899,062

Financial - 17.6%
Goldman Sachs Group, Inc.	3,161	1,022,805
Visa, Inc. — Class A	3,161	727,062
Travelers Companies, Inc.	3,161	516,223
American Express Co.	3,161	471,589
JPMorgan Chase & Co.	3,161	458,408
Total Financial		3,196,087

Technology - 15.1%
Microsoft Corp.	3,161	998,086
Salesforce, Inc.*	3,161	640,987
Apple, Inc.	3,161	541,195
International Business Machines Corp.	3,161	443,488
Intel Corp.	3,161	112,374
Total Technology		2,736,130

Consumer, Cyclical - 14.7%
Home Depot, Inc.	3,161	955,128
McDonald’s Corp.	3,161	832,734
Walmart, Inc.	3,161	505,539
NIKE, Inc. — Class B	3,161	302,255
Walgreens Boots Alliance, Inc.	3,161	70,300
Total Consumer, Cyclical		2,665,956

Industrial - 13.0%
Caterpillar, Inc.	3,161	862,953
Boeing Co.*	3,161	605,901
Honeywell International, Inc.	3,161	583,963
3M Co.	3,161	295,933
Total Industrial		2,348,750

Energy - 3.0%
Chevron Corp.	3,161	533,008

Communications - 2.9%
Walt Disney Co.*	3,161	256,199
Cisco Systems, Inc.	3,161	169,935
Verizon Communications, Inc.	3,161	102,448
Total Communications		528,582

Basic Materials - 0.9%
Dow, Inc.	3,161	162,981

Total Common Stocks
(Cost $13,391,166)		16,070,556

MUTUAL FUNDS† - 7.0%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	67,906	662,086
Guggenheim Strategy Fund II1	24,698	599,429
Total Mutual Funds
(Cost $1,285,414)		1,261,515

	Face Amount
U.S. TREASURY BILLS†† - 1.6%
U.S. Treasury Bills
5.29% due 11/07/23[2]	$200,000	198,945
5.27% due 11/07/23[2,3]	100,000	99,472
Total U.S. Treasury Bills
(Cost $298,372)		298,417

REPURCHASE AGREEMENTS††,4 - 3.3%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[3]	341,943	341,943
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[3]	132,828	132,828
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[3]	131,516	131,516
Total Repurchase Agreements
(Cost $606,287)		606,287

Total Investments - 100.6%
(Cost $15,581,239)		$18,236,775
Other Assets & Liabilities, net - (0.6)%		(112,694)
Total Net Assets - 100.0%		$18,124,081

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
DOW JONES INDUSTRIAL AVERAGE® FUND

Total Return Swap Agreements
Counterparty	Index	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
BNP Paribas	Dow Jones Industrial Average Index	Pay	5.88% (Federal Funds Rate + 0.55%)	At Maturity	12/21/23	12	$399,081	$(11,115)
Barclays Bank plc	Dow Jones Industrial Average Index	Pay	5.81% (SOFR + 0.50%)	At Maturity	12/20/23	49	1,646,542	(32,262)
							$2,045,623	$(43,377)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
[4]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,070,556	$—	$—	$16,070,556
Mutual Funds	1,261,515	—	—	1,261,515
U.S. Treasury Bills	—	298,417	—	298,417
Repurchase Agreements	—	606,287	—	606,287
Total Assets	$17,332,071	$904,704	$—	$18,236,775

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$43,377	$—	$43,377

**	This derivative is reported as unrealized appreciation/depreciation at period end.

152 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
DOW JONES INDUSTRIAL AVERAGE® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$897,823	$—	$(300,000)	$(7,060)	$8,666	$599,429	24,698	$20,695
Guggenheim Ultra Short Duration Fund — Institutional Class	958,754	—	(300,000)	(5,796)	9,128	662,086	67,906	21,546
	$1,856,577	$—	$(600,000)	$(12,856)	$17,794	$1,261,515		$42,241

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 153

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $13,689,538)	$16,368,973
Investments in affiliated issuers, at value (cost $1,285,414)	1,261,515
Repurchase agreements, at value (cost $606,287)	606,287
Receivables:
Dividends	11,564
Fund shares sold	3,325
Interest	178
Total assets	18,251,842

Liabilities:
Unrealized depreciation on OTC swap agreements	43,377
Payable for:
Swap settlement	42,662
Management fees	12,909
Distribution and service fees	6,040
Transfer agent fees	5,327
Portfolio accounting and administration fees	1,781
Trustees’ fees*	300
Fund shares redeemed	273
Miscellaneous	15,092
Total liabilities	127,761
Net assets	$18,124,081

Net assets consist of:
Paid in capital	$16,812,939
Total distributable earnings (loss)	1,311,142
Net assets	$18,124,081

A-Class:
Net assets	$2,572,576
Capital shares outstanding	31,777
Net asset value per share	$80.96
Maximum offering price per share (Net asset value divided by 95.25%)	$85.00

C-Class:
Net assets	$2,604,835
Capital shares outstanding	34,348
Net asset value per share	$75.84

H-Class:
Net assets	$12,946,670
Capital shares outstanding	159,765
Net asset value per share	$81.04

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of unaffiliated issuers	$243,101
Dividends from securities of affiliated issuers	42,241
Interest	32,400
Income from securities lending, net	339
Total investment income	318,081

Expenses:
Management fees	95,535
Distribution and service fees:
A-Class	4,289
C-Class	14,113
H-Class	24,024
Transfer agent fees	26,411
Portfolio accounting and administration fees	19,414
Registration fees	12,410
Professional fees	6,053
Trustees’ fees*	2,295
Custodian fees	1,737
Line of credit fees	39
Miscellaneous	9,804
Total expenses	216,124
Less:
Expenses reimbursed by Adviser	(1,949)
Expenses waived by Adviser	(1,022)
Total waived expenses	(2,971)
Net expenses	213,153
Net investment income	104,928

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	700,436
Investments in affiliated issuers	(12,856)
Swap agreements	(29,353)
Futures contracts	(10,528)
Net realized gain	647,699
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(432,583)
Investments in affiliated issuers	17,794
Swap agreements	(80,234)
Futures contracts	(20,025)
Net change in unrealized appreciation (depreciation)	(515,048)
Net realized and unrealized gain	132,651
Net increase in net assets resulting from operations	$237,579

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

154 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$104,928	$184,869
Net realized gain on investments	647,699	3,787,609
Net change in unrealized appreciation (depreciation) on investments	(515,048)	(3,212,347)
Net increase in net assets resulting from operations	237,579	760,131

Distributions to shareholders:
A-Class	—	(125,880)
C-Class	—	(88,282)
H-Class	—	(617,177)
Total distributions to shareholders	—	(831,339)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,858,705	16,530,435
C-Class	897,467	719,834
H-Class	27,359,250	136,595,167
Distributions reinvested
A-Class	—	122,857
C-Class	—	85,555
H-Class	—	614,515
Cost of shares redeemed
A-Class	(3,076,374)	(17,340,135)
C-Class	(1,169,702)	(719,478)
H-Class	(33,291,225)	(141,871,511)
Net decrease from capital share transactions	(7,421,879)	(5,262,761)
Net decrease in net assets	(7,184,300)	(5,333,969)

Net assets:
Beginning of period	25,308,381	30,642,350
End of period	$18,124,081	$25,308,381

Capital share activity:
Shares sold
A-Class	22,399	205,921
C-Class	11,669	9,409
H-Class	332,438	1,714,832
Shares issued from reinvestment of distributions
A-Class	—	1,554
C-Class	—	1,149
H-Class	—	7,766
Shares redeemed
A-Class	(37,383)	(214,524)
C-Class	(15,073)	(9,543)
H-Class	(405,834)	(1,756,498)
Net decrease in shares	(91,784)	(39,934)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 155

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$80.18	$86.09	$82.82	$57.33	$70.54	$66.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.52	.05	.02	.47	.55
Net gain (loss) on investments (realized and unrealized)	.42	(3.90)[f]	4.32 [f]	29.21	(10.67)	4.78
Total from investment operations	.78	(3.38)	4.37	29.23	(10.20)	5.33
Less distributions from:
Net investment income	—	(.47)	—	(.06)	(.31)	(.64)
Net realized gains	—	(2.06)	(1.10)	(3.68)	(2.70)	(.15)
Total distributions	—	(2.53)	(1.10)	(3.74)	(3.01)	(.79)
Net asset value, end of period	$80.96	$80.18	$86.09	$82.82	$57.33	$70.54

Total Return[c]	0.97%	(3.90%)	5.23%	51.61%	(15.38%)	8.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,573	$3,749	$4,632	$2,952	$2,652	$19,022
Ratios to average net assets:
Net investment income (loss)	0.87%	0.65%	0.05%	0.02%	0.65%	0.80%
Total expenses[d]	1.61%	1.57%	1.56%	1.69%	1.66%	1.61%
Net expenses[e]	1.59%	1.55%	1.55%	1.68%	1.64%	1.61%
Portfolio turnover rate	85%	414%	240%	110%	186%	465%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$75.39	$81.70	$79.25	$55.37	$68.74	$64.81
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.03)	(.56)	(.49)	(.02)	.03
Net gain (loss) on investments (realized and unrealized)	.40	(3.75)[f]	4.11 [f]	28.11	(10.34)	4.69
Total from investment operations	.45	(3.78)	3.55	27.62	(10.36)	4.72
Less distributions from:
Net investment income	—	(.47)	—	(.06)	(.31)	(.64)
Net realized gains	—	(2.06)	(1.10)	(3.68)	(2.70)	(.15)
Total distributions	—	(2.53)	(1.10)	(3.74)	(3.01)	(.79)
Net asset value, end of period	$75.84	$75.39	$81.70	$79.25	$55.37	$68.74

Total Return[c]	0.60%	(4.61%)	4.43%	50.52%	(16.03%)	7.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,605	$2,846	$3,001	$2,842	$1,637	$1,731
Ratios to average net assets:
Net investment income (loss)	0.14%	(0.04%)	(0.68%)	(0.70%)	(0.03%)	0.04%
Total expenses[d]	2.36%	2.32%	2.32%	2.44%	2.42%	2.36%
Net expenses[e]	2.34%	2.30%	2.31%	2.43%	2.40%	2.36%
Portfolio turnover rate	85%	414%	240%	110%	186%	465%

156 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$80.26	$86.15	$82.88	$57.36	$70.59	$66.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	.60	.17	.03	.51	.55
Net gain (loss) on investments (realized and unrealized)	.40	(3.96)[f]	4.20 [f]	29.23	(10.73)	4.79
Total from investment operations	.78	(3.36)	4.37	29.26	(10.22)	5.34
Less distributions from:
Net investment income	—	(.47)	—	(.06)	(.31)	(.64)
Net realized gains	—	(2.06)	(1.10)	(3.68)	(2.70)	(.15)
Total distributions	—	(2.53)	(1.10)	(3.74)	(3.01)	(.79)
Net asset value, end of period	$81.04	$80.26	$86.15	$82.88	$57.36	$70.59

Total Return	0.97%	(3.87%)	5.23%	51.64%	(15.40%)	8.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,947	$18,713	$23,009	$17,500	$24,331	$40,617
Ratios to average net assets:
Net investment income (loss)	0.92%	0.74%	0.19%	0.05%	0.70%	0.80%
Total expenses[d]	1.61%	1.57%	1.57%	1.70%	1.66%	1.62%
Net expenses[e]	1.59%	1.56%	1.55%	1.69%	1.64%	1.62%
Portfolio turnover rate	85%	414%	240%	110%	186%	465%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings	% of Total Net Assets
U.S. Treasury Bond	90.9%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.7%
Guggenheim Strategy Fund II	2.4%
Total	96.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

158 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(18.94%)	(16.28%)	(6.38%)	(1.05%)
A-Class Shares	(19.13%)	(16.59%)	(6.66%)	(1.30%)
A-Class Shares with sales charge‡	(22.97%)	(20.57%)	(7.56%)	(1.77%)
C-Class Shares	(19.39%)	(17.21%)	(7.36%)	(2.04%)
C-Class Shares with CDSC§	(20.20%)	(18.04%)	(7.36%)	(2.04%)
Bloomberg U.S. Long Treasury Index	(13.86%)	(9.09%)	(2.78%)	(0.75%)
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(14.78%)	(12.05%)	(3.73%)	0.28%
Price Movement of Long Treasury Bond**	(8.04%)	(7.30%)	(4.41%)	(1.48%)

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	(19.10%)	(16.53%)	(6.64%)	(2.70%)
Bloomberg U.S. Long Treasury Index	(13.86%)	(9.09%)	(2.78%)	(0.11%)
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(14.78%)	(12.05%)	(3.73%)	(0.74%)
Price Movement of Long Treasury Bond**	(8.04%)	(7.30%)	(4.41%)	(2.32%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, Bloomberg U.S. Treasury Bellwethers 30 year Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Year Index.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 5.1%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	222,710	$2,171,424
Guggenheim Strategy Fund II1	81,235	1,971,574
Total Mutual Funds
(Cost $4,227,654)		4,142,998

	Face Amount
U.S. GOVERNMENT SECURITIES†† - 90.9%
U.S. Treasury Bond
4.13% due 08/15/53	$80,200,000	72,844,156
Total U.S. Government Securities
(Cost $73,501,934)		72,844,156

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
4.65% due 10/05/23[2,3]	460,000	459,798
Total U.S. Treasury Bills
(Cost $459,730)		459,798

REPURCHASE AGREEMENTS††,4 - 2.0%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	887,898	887,898
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	344,906	344,906
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	341,499	341,499
Total Repurchase Agreements
(Cost $1,574,303)		1,574,303

Total Investments - 98.6%
(Cost $79,763,621)		$79,021,255
Other Assets & Liabilities, net - 1.4%		1,101,688
Total Net Assets - 100.0%		$80,122,943

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	202	Dec 2023	$24,025,375	$(561,890)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

160 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,142,998	$—	$—	$4,142,998
U.S. Government Securities	—	72,844,156	—	72,844,156
U.S. Treasury Bills	—	459,798	—	459,798
Repurchase Agreements	—	1,574,303	—	1,574,303
Total Assets	$4,142,998	$74,878,257	$—	$79,021,255

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$561,890	$—	$—	$561,890

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,966,699	$—	$—	$—	$4,875	$1,971,574	81,235	$54,312
Guggenheim Ultra Short Duration Fund — Institutional Class	2,462,516	—	(300,000)	(7,724)	16,632	2,171,424	222,710	59,613
	$4,429,215	$—	$(300,000)	$(7,724)	$21,507	$4,142,998		$113,925

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 161

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $73,961,664)	$73,303,954
Investments in affiliated issuers, at value (cost $4,227,654)	4,142,998
Repurchase agreements, at value (cost $1,574,303)	1,574,303
Segregated cash with broker	868,698
Receivables:
Securities sold	9,173,641
Interest	476,195
Variation margin on futures contracts	137,182
Fund shares sold	33,182
Dividends	18,794
Total assets	89,728,947

Liabilities:
Payable for:
Fund shares redeemed	9,576,369
Management fees	12,633
Transfer agent fees	7,310
Portfolio accounting and administration fees	2,678
Distribution and service fees	570
Trustees’ fees*	465
Miscellaneous	5,979
Total liabilities	9,606,004
Net assets	$80,122,943

Net assets consist of:
Paid in capital	$149,120,191
Total distributable earnings (loss)	(68,997,248)
Net assets	$80,122,943

Investor Class:
Net assets	$72,022,818
Capital shares outstanding	3,370,626
Net asset value per share	$21.37

A-Class:
Net assets	$290,015
Capital shares outstanding	13,446
Net asset value per share	$21.57
Maximum offering price per share (Net asset value divided by 95.25%)	$22.65

C-Class:
Net assets	$107,847
Capital shares outstanding	4,971
Net asset value per share	$21.70

H-Class:
Net assets	$7,702,263
Capital shares outstanding	356,616
Net asset value per share	$21.60

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of affiliated issuers	$113,925
Interest	810,401
Total investment income	924,326

Expenses:
Management fees	111,773
Distribution and service fees:
A-Class	1,474
C-Class	815
H-Class	13,342
Transfer agent fees	39,377
Portfolio accounting and administration fees	34,075
Registration fees	25,134
Professional fees	9,750
Trustees’ fees*	4,652
Custodian fees	3,082
Line of credit fees	226
Miscellaneous	241
Total expenses	243,941
Less:
Expenses reimbursed by Adviser	(2,727)
Expenses waived by Adviser	(2,834)
Total waived/reimbursed expenses	(5,561)
Net expenses	238,380
Net investment income	685,946

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,995,540)
Investments in affiliated issuers	(7,724)
Futures contracts	(1,326,290)
Net realized loss	(4,329,554)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,107,241)
Investments in affiliated issuers	21,507
Futures contracts	(1,282,360)
Net change in unrealized appreciation (depreciation)	(3,368,094)
Net realized and unrealized loss	(7,697,648)
Net decrease in net assets resulting from operations	$(7,011,702)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

162 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$685,946	$1,298,594
Net realized loss on investments	(4,329,554)	(37,235,351)
Net change in unrealized appreciation (depreciation) on investments	(3,368,094)	1,314,424
Net decrease in net assets resulting from operations	(7,011,702)	(34,622,333)

Distributions to shareholders:
Investor Class	(521,684)	(482,297)
A-Class	(16,398)	(45,813)
H-Class	(146,130)	(765,619)
Total distributions to shareholders	(684,212)	(1,293,729)

Capital share transactions:
Proceeds from sale of shares
Investor Class	331,330,162	1,129,806,243
A-Class	84,978	3,185,992
C-Class	54,971	844,347
H-Class	65,309,064	749,356,668
Distributions reinvested
Investor Class	521,684	407,526
A-Class	15,621	44,878
H-Class	141,355	765,619
Cost of shares redeemed
Investor Class	(271,228,702)	(1,104,284,363)
A-Class	(2,296,258)	(2,176,557)
C-Class	(303,202)	(573,858)
H-Class	(80,325,608)	(760,516,645)
Net increase from capital share transactions	43,304,065	16,859,850
Net increase (decrease) in net assets	35,608,151	(19,056,212)

Net assets:
Beginning of period	44,514,792	63,571,004
End of period	$80,122,943	$44,514,792

Capital share activity:
Shares sold
Investor Class	13,480,307	37,816,102
A-Class	3,413	112,769
C-Class	2,204	29,443
H-Class	2,537,143	26,450,947
Shares issued from reinvestment of distributions
Investor Class	21,600	14,010
A-Class	605	1,631
H-Class	5,425	27,540
Shares redeemed
Investor Class	(10,775,445)	(37,508,178)
A-Class	(88,398)	(76,327)
C-Class	(11,502)	(19,239)
H-Class	(3,079,818)	(26,903,414)
Net increase (decrease) in shares	2,095,534	(54,716)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 163

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$26.79	$36.94	$37.93	$74.11	$53.22	$51.21
Income (loss) from investment operations:
Net investment income (loss)[b]	.39	.64	.39	.25	.77	.96
Net gain (loss) on investments (realized and unrealized)	(5.41)	(10.11)	(1.00)	(14.59)	22.86	2.00
Total from investment operations	(5.02)	(9.47)	(.61)	(14.34)	23.63	2.96
Less distributions from:
Net investment income	(.40)	(.68)	(.38)	(.25)	(.77)	(.95)
Net realized gains	—	—	—	(21.59)	(1.97)	—
Total distributions	(.40)	(.68)	(.38)	(21.84)	(2.74)	(.95)
Net asset value, end of period	$21.37	$26.79	$36.94	$37.93	$74.11	$53.22

Total Return	(18.94%)	(25.66%)	(1.71%)	(24.72%)	45.84%	5.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$72,023	$17,260	$11,904	$69,360	$37,919	$67,103
Ratios to average net assets:
Net investment income (loss)	3.19%	2.15%	0.95%	0.40%	1.28%	1.94%
Total expenses[c]	1.02%	1.01%	0.96%	1.07%	1.07%	1.07%
Net expenses[d]	0.99%	0.99%	0.95%	1.05%	1.05%	1.06%
Portfolio turnover rate	624%	2,562%	2,153%	1,938%	1,130%	1,182%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$27.07	$37.34	$38.34	$74.70	$53.63	$51.62
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.62	.28	.11	.72	.83
Net gain (loss) on investments (realized and unrealized)	(5.49)	(10.28)	(1.00)	(14.78)	22.95	2.01
Total from investment operations	(5.13)	(9.66)	(.72)	(14.67)	23.67	2.84
Less distributions from:
Net investment income	(.37)	(.61)	(.28)	(.10)	(.63)	(.83)
Net realized gains	—	—	—	(21.59)	(1.97)	—
Total distributions	(.37)	(.61)	(.28)	(21.69)	(2.60)	(.83)
Net asset value, end of period	$21.57	$27.07	$37.34	$38.34	$74.70	$53.63

Total Return[e]	(19.13%)	(25.88%)	(1.96%)	(24.98%)	45.48%	5.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$290	$2,648	$2,231	$1,610	$2,775	$24,639
Ratios to average net assets:
Net investment income (loss)	2.78%	2.18%	0.66%	0.18%	1.24%	1.65%
Total expenses[c]	1.28%	1.25%	1.21%	1.30%	1.32%	1.33%
Net expenses[d]	1.26%	1.24%	1.19%	1.29%	1.30%	1.32%
Portfolio turnover rate	624%	2,562%	2,153%	1,938%	1,130%	1,182%

164 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$26.92	$36.61	$37.63	$74.15	$53.27	$51.24
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.40	(.05)	(.33)	.13	.45
Net gain (loss) on investments (realized and unrealized)	(5.49)	(10.09)	(.97)	(14.60)	22.92	2.04
Total from investment operations	(5.22)	(9.69)	(1.02)	(14.93)	23.05	2.49
Less distributions from:
Net investment income	—	—	—	—	(.20)	(.46)
Net realized gains	—	—	—	(21.59)	(1.97)	—
Total distributions	—	—	—	(21.59)	(2.17)	(.46)
Net asset value, end of period	$21.70	$26.92	$36.61	$37.63	$74.15	$53.27

Total Return[e]	(19.39%)	(26.47%)	(2.71%)	(25.55%)	44.41%	4.92%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108	$384	$149	$169	$1,249	$607
Ratios to average net assets:
Net investment income (loss)	2.13%	1.41%	(0.12%)	(0.55%)	0.21%	0.91%
Total expenses[c]	2.02%	2.01%	1.96%	2.05%	2.08%	2.07%
Net expenses[d]	2.00%	1.99%	1.94%	2.03%	2.06%	2.06%
Portfolio turnover rate	624%	2,562%	2,153%	1,938%	1,130%	1,182%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 165

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$27.10	$37.37	$38.38	$74.75	$53.65	$51.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.60	.28	.13	.61	.84
Net gain (loss) on investments (realized and unrealized)	(5.49)	(10.26)	(1.01)	(14.82)	23.09	2.01
Total from investment operations	(5.13)	(9.66)	(.73)	(14.69)	23.70	2.85
Less distributions from:
Net investment income	(.37)	(.61)	(.28)	(.09)	(.63)	(.84)
Net realized gains	—	—	—	(21.59)	(1.97)	—
Total distributions	(.37)	(.61)	(.28)	(21.68)	(2.60)	(.84)
Net asset value, end of period	$21.60	$27.10	$37.37	$38.38	$74.75	$53.65

Total Return	(19.10%)	(25.87%)	(1.95%)	(24.98%)	45.55%	5.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,702	$24,223	$49,287	$85,087	$78,070	$42,397
Ratios to average net assets:
Net investment income (loss)	2.74%	2.05%	0.69%	0.23%	1.02%	1.67%
Total expenses[c]	1.28%	1.25%	1.21%	1.29%	1.32%	1.32%
Net expenses[d]	1.27%	1.24%	1.19%	1.28%	1.30%	1.31%
Portfolio turnover rate	624%	2,562%	2,153%	1,938%	1,130%	1,182%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total return does not reflect the impact of any applicable sales charges.

166 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the most recently issued 30 Year U.S. Treasury Bond. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Ultra Short Duration Fund — Institutional Class	9.7%
Guggenheim Strategy Fund II	9.7%
Total	19.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 167

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	21.82%	19.54%	2.59%	(1.71%)
A-Class Shares	21.67%	19.25%	2.34%	(1.96%)
A-Class Shares with sales charge‡	15.89%	13.58%	1.35%	(2.43%)
C-Class Shares	21.23%	18.36%	1.57%	(2.69%)
C-Class Shares with CDSC§	20.32%	17.36%	1.57%	(2.69%)
Bloomberg U.S. Long Treasury Index	(13.86%)	(9.09%)	(2.78%)	(0.75%)
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(14.78%)	(12.05%)	(3.73%)	0.28%
Price Movement of Long Treasury Bond	(8.04%)	(7.30%)	(4.41%)	(1.48%)

	6 Month†	1 Year	5 Year	Since Inception (09/18/14)
H-Class Shares	21.68%	19.26%	2.38%	(0.82%)
Bloomberg U.S. Long Treasury Index	(13.86%)	(9.09%)	(2.78%)	(0.11%)
Bloomberg U.S. Treasury Bellwethers 30 Year Index***	(14.78%)	(12.05%)	(3.73%)	(0.74%)
Price Movement of Long Treasury Bond	(8.04%)	(7.30%)	(4.41%)	(2.32%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Long Treasury Index, Bloomberg U.S. Treasury Bellwethers 30 Year Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
***	Effective August 1, 2022, the Fund changed its comparative benchmark to the Bloomberg U.S. Treasury Bellwethers 30 Year Index.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

168 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 19.4%
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	528,512	$5,152,990
Guggenheim Strategy Fund II1	210,588	5,110,968
Total Mutual Funds
(Cost $10,470,929)		10,263,958

	Face Amount
U.S. TREASURY BILLS†† - 33.6%
U.S. Treasury Bills
5.27% due 10/03/23[2]	$4,900,000	4,899,284
5.27% due 11/02/23[2]	4,900,000	4,877,679
5.29% due 11/28/23[2]	4,000,000	3,966,259
5.27% due 10/10/23[2]	3,500,000	3,495,909
4.65% due 10/05/23[2,3]	550,000	549,759
Total U.S. Treasury Bills
(Cost $17,786,587)		17,788,890

U.S. GOVERNMENT SECURITIES†† - 4.7%
U.S. Treasury Floating Rate Note
5.44% (3 Month U.S. Treasury Bill Rate + 0.04%, Rate Floor: 0.00%) due 10/31/23◊	2,500,000	2,500,031
Total U.S. Government Securities
(Cost $2,500,100)		2,500,031

FEDERAL AGENCY DISCOUNT NOTES†† - 3.7%
Federal Home Loan Bank
5.32% due 11/17/23[2]	2,000,000	1,986,382
Total Federal Agency Discount Notes
(Cost $1,986,109)		1,986,382

REPURCHASE AGREEMENTS††,4 - 83.8%
Individual Repurchase Agreements[5]
Mizuho Securities USA LLC issued 09/29/23 at 5.10% due 10/02/23 (secured by a U.S. Treasury Bond, at the rate of 4.125% and maturing 8/15/2053 as collateral, with a value of $27,033,125 to be repurchased at $ 26,503,565	26,499,811	26,499,811
Barclays Capital, Inc. issued 09/29/23 at 5.00% due 10/02/23 (secured by a U.S. Treasury Bond, at the rate of 4.125% and maturing 8/15/2053 as collateral, with a value of $6,382,160 to be repurchased at $6,257,119	6,256,250	6,256,250
Joint Repurchase Agreements[5]
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	6,527,895	6,527,895
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	2,535,772	2,535,772
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	2,510,729	2,510,729
Total Repurchase Agreements
(Cost $44,330,457)		44,330,457

Total Investments - 145.2%
(Cost $77,074,182)		76,869,718

U.S. Government Securities Sold Short† - (78.9)%
U.S. Treasury Bond
4.13% due 08/15/53††	46,000,000	(41,780,937)
Total U.S. Government Securities Sold Short - (78.9)%
(Proceeds $43,601,801)		$(41,780,937)
Other Assets & Liabilities, net - 33.7%		17,839,970
Total Net Assets - 100.0%		$52,928,751

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	97	Dec 2023	$11,536,938	$715,398

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as short security collateral at September 30, 2023.

See Sector Classification in Other Information section.

170 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$10,263,958	$—	$—	$10,263,958
U.S. Treasury Bills	—	17,788,890	—	17,788,890
U.S. Government Securities	—	2,500,031	—	2,500,031
Federal Agency Discount Notes	—	1,986,382	—	1,986,382
Repurchase Agreements	—	44,330,457	—	44,330,457
Interest Rate Futures Contracts**	715,398	—	—	715,398
Total Assets	$10,979,356	$66,605,760	$—	$77,585,116

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$41,780,937	$—	$41,780,937

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$5,098,333	$—	$—	$—	$12,635	$5,110,968	210,588	$140,795
Guggenheim Ultra Short Duration Fund — Institutional Class	5,131,850	—	—	—	21,140	5,152,990	528,512	135,818
	$10,230,183	$—	$—	$—	$33,775	$10,263,958		$276,613

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 171

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $22,272,796)	$22,275,303
Investments in affiliated issuers, at value (cost $10,470,929)	10,263,958
Repurchase agreements, at value (cost $44,330,457)	44,330,457
Receivables:
Fund shares sold	9,745,481
Securities sold	8,537,844
Dividends	46,583
Interest	35,969
Total assets	95,235,595

Liabilities:
Securities sold short, at value (proceeds $43,601,801)	41,780,937
Payable for:
Fund shares redeemed	214,282
Variation margin on futures contracts	54,871
Management fees	32,117
Transfer agent	10,168
Distribution and service fees	2,233
Portfolio accounting and administration fees	1,933
Trustees’ fees*	536
Miscellaneous	209,767
Total liabilities	42,306,844
Net assets	$52,928,751

Net assets consist of:
Paid in capital	$285,528,322
Total distributable earnings (loss)	(232,599,571)
Net assets	$52,928,751

Investor Class:
Net assets	$44,444,511
Capital shares outstanding	218,679
Net asset value per share	$203.24

A-Class:
Net assets	$4,078,079
Capital shares outstanding	21,160
Net asset value per share	$192.73
Maximum offering price per share (Net asset value divided by 95.25%)	$202.34

C-Class:
Net assets	$957,386
Capital shares outstanding	5,910
Net asset value per share	$161.99

H-Class:
Net assets	$3,448,775
Capital shares outstanding	17,816
Net asset value per share	$193.58

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of affiliated issuers	$276,613
Interest	1,537,689
Total investment income	1,814,302

Expenses:
Management fees	179,373
Distribution and service fees:
A-Class	4,707
C-Class	4,218
H-Class	5,454
Transfer agent	41,292
Interest expense	620,192
Portfolio accounting and administration fees	30,379
Professional fees	11,650
Trustees’ fees*	3,881
Custodian fees	2,730
Miscellaneous	19,891
Total expenses	923,767
Less:
Expenses reimbursed by Adviser:	(13,560)
Expenses waived by Adviser	(6,346)
Total waived/reimbursed expenses	(19,906)
Net expenses	903,861
Net investment income	910,441

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	96
Investments sold short	2,713,507
Futures contracts	824,240
Net realized gain	3,537,843
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(432)
Investments in affiliated issuers	33,775
Investments sold short	2,727,780
Futures contracts	1,035,782
Net change in unrealized appreciation (depreciation)	3,796,905
Net realized and unrealized gain	7,334,748
Net increase in net assets resulting from operations	$8,245,189

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

172 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$910,441	$(136,714)
Net realized gain on investments	3,537,843	27,500,883
Net change in unrealized appreciation (depreciation) on investments	3,796,905	(5,573,390)
Net increase in net assets resulting from operations	8,245,189	21,790,779

Capital share transactions:
Proceeds from sale of shares
Investor Class	100,377,962	463,344,342
A-Class	528,673	6,466,235
C-Class	138,235	1,595,615
H-Class	10,961,187	264,686,394
Cost of shares redeemed
Investor Class	(92,027,642)	(528,744,464)
A-Class	(874,472)	(8,316,812)
C-Class	(234,073)	(2,143,895)
H-Class	(22,484,871)	(266,169,839)
Net decrease from capital share transactions	(3,615,001)	(69,282,424)
Net increase (decrease) in net assets	4,630,188	(47,491,645)

Net assets:
Beginning of period	48,298,563	95,790,208
End of period	$52,928,751	$48,298,563

Capital share activity:
Shares sold
Investor Class	561,006	2,832,017
A-Class	3,153	45,564
C-Class	966	12,795
H-Class	65,927	1,740,575
Shares redeemed
Investor Class	(520,161)	(3,242,605)
A-Class	(5,210)	(56,908)
C-Class	(1,690)	(15,875)
H-Class	(136,563)	(1,745,689)
Net decrease in shares	(32,572)	(430,126)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 173

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]
Per Share Data
Net asset value, beginning of period	$166.83	$133.30	$139.52	$114.58	$165.45	$173.19
Income (loss) from investment operations:
Net investment income (loss)[b]	4.16	(.15)	(3.89)	(1.30)	.60	(.65)
Net gain (loss) on investments (realized and unrealized)	32.25	33.68	(2.33)	26.68	(51.47)	(7.09)
Total from investment operations	36.41	33.53	(6.22)	25.38	(50.87)	(7.74)
Less distributions from:
Net investment income	—	—	—	(.44)	—	—
Total distributions	—	—	—	(.44)	—	—
Net asset value, end of period	$203.24	$166.83	$133.30	$139.52	$114.58	$165.45

Total Return	21.82%	25.15%	(4.46%)	22.19%	(30.73%)	(4.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,445	$29,663	$78,436	$36,863	$20,983	$43,149
Ratios to average net assets:
Net investment income (loss)	4.65%	(0.09%)	(3.02%)	(2.46%)	0.40%	(0.37%)
Total expenses[c]	4.56%	4.32%	3.31%	2.75%	2.91%	4.12%
Net expenses[d,e]	4.46%	4.28%	3.29%	2.73%	2.89%	4.12%
Portfolio turnover rate	352%	1,076%	2,058%	2,159%	864%	603%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]
Per Share Data
Net asset value, beginning of period	$158.40	$126.88	$133.13	$109.61	$158.62	$166.49
Income (loss) from investment operations:
Net investment income (loss)[b]	3.73	.56	(3.77)	(1.09)	.20	(.95)
Net gain (loss) on investments (realized and unrealized)	30.60	30.96	(2.48)	25.05	(49.21)	(6.92)
Total from investment operations	34.33	31.52	(6.25)	23.96	(49.01)	(7.87)
Less distributions from:
Net investment income	—	—	—	(.44)	—	—
Total distributions	—	—	—	(.44)	—	—
Net asset value, end of period	$192.73	$158.40	$126.88	$133.13	$109.61	$158.62

Total Return[f]	21.67%	24.84%	(4.69%)	21.95%	(30.90%)	(4.74%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,078	$3,677	$4,385	$4,798	$4,832	$11,407
Ratios to average net assets:
Net investment income (loss)	4.40%	0.37%	(3.11%)	(2.59%)	0.15%	(0.57%)
Total expenses[c]	4.81%	4.61%	3.47%	2.97%	3.17%	4.38%
Net expenses[d,e]	4.71%	4.56%	3.45%	2.94%	3.15%	4.37%
Portfolio turnover rate	352%	1,076%	2,058%	2,159%	864%	603%

174 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]
Per Share Data
Net asset value, beginning of period	$133.62	$107.86	$114.03	$94.64	$138.00	$145.93
Income (loss) from investment operations:
Net investment income (loss)[b]	2.61	(1.03)	(4.01)	(1.11)	(.75)	(2.15)
Net gain (loss) on investments (realized and unrealized)	25.76	26.79	(2.16)	20.94	(42.61)	(5.78)
Total from investment operations	28.37	25.76	(6.17)	19.83	(43.36)	(7.93)
Less distributions from:
Net investment income	—	—	—	(.44)	—	—
Total distributions	—	—	—	(.44)	—	—
Net asset value, end of period	$161.99	$133.62	$107.86	$114.03	$94.64	$138.00

Total Return[f]	21.23%	23.88%	(5.41%)	21.00%	(31.41%)	(5.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$957	$886	$1,048	$1,500	$2,472	$6,937
Ratios to average net assets:
Net investment income (loss)	3.65%	(0.79%)	(3.85%)	(3.32%)	(0.59%)	(1.44%)
Total expenses[c]	5.56%	5.35%	4.22%	3.70%	3.93%	5.14%
Net expenses[d,e]	5.46%	5.31%	4.19%	3.68%	3.91%	5.13%
Portfolio turnover rate	352%	1,076%	2,058%	2,159%	864%	603%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 175

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]
Per Share Data
Net asset value, beginning of period	$159.09	$127.42	$133.70	$109.85	$159.05	$166.92
Income (loss) from investment operations:
Net investment income (loss)[b]	3.66	(.55)	(3.95)	(.98)	.25	(1.00)
Net gain (loss) on investments (realized and unrealized)	30.83	32.22	(2.33)	25.27	(49.45)	(6.87)
Total from investment operations	34.49	31.67	(6.28)	24.29	(49.20)	(7.87)
Less distributions from:
Net investment income	—	—	—	(.44)	—	—
Total distributions	—	—	—	(.44)	—	—
Net asset value, end of period	$193.58	$159.09	$127.42	$133.70	$109.85	$159.05

Total Return	21.68%	24.85%	(4.70%)	22.18%	(30.93%)	(4.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,449	$14,072	$11,922	$7,472	$5,881	$9,561
Ratios to average net assets:
Net investment income (loss)	4.35%	(0.36%)	(3.20%)	(2.62%)	0.16%	(0.58%)
Total expenses[c]	4.81%	4.55%	3.49%	2.94%	3.30%	4.37%
Net expenses[d,e]	4.72%	4.51%	3.47%	2.92%	3.28%	4.36%
Portfolio turnover rate	352%	1,076%	2,058%	2,159%	872%	603%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Total expense may include expenses related to short sales. Excluding these expenses, the net expense ratios for the periods presented were as follows:

	09/30/23[a]	03/31/23	03/31/22	03/31/21	03/31/20	03/31/19
Investor Class	1.35%	1.40%	1.39%	1.47%	1.50%	1.50%
A-Class	1.60%	1.64%	1.63%	1.73%	1.75%	1.75%
C-Class	2.34%	2.40%	2.38%	2.48%	2.50%	2.50%
H-Class	1.61%	1.65%	1.64%	1.73%	1.75%	1.75%

[f]	Total return does not reflect the impact of any applicable sales charges.
[g]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

176 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund III	4.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.1%
Guggenheim Strategy Fund II	3.1%
Total	10.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 177

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(0.35%)	10.34%	0.64%	2.69%
A-Class Shares with sales charge‡	(5.08%)	5.10%	(0.34%)	2.19%
C-Class Shares	(0.74%)	9.52%	(0.11%)	1.91%
C-Class Shares with CDSC§	(1.74%)	8.52%	(0.11%)	1.91%
H-Class Shares	(0.35%)	10.34%	0.63%	2.67%
Bloomberg U.S. Corporate High Yield Index	2.21%	10.28%	2.96%	4.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

178 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 10.8%
Guggenheim Strategy Fund III[1]	79,841	$1,939,340
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	133,249	1,299,178
Guggenheim Strategy Fund II1	53,173	1,290,502
Total Mutual Funds
(Cost $4,578,426)		4,529,020

	Face Amount
FEDERAL AGENCY DISCOUNT NOTES†† - 27.7%
Federal Home Loan Bank
5.27% due 11/10/23[2]	$4,700,000	4,672,970
5.30% due 11/15/23[2]	3,230,000	3,209,002
5.32% due 11/17/23[2]	2,500,000	2,482,977
5.29% due 01/12/24[2]	1,200,000	1,181,776
Total Federal Agency Discount Notes
(Cost $11,545,543)		11,546,725

U.S. TREASURY BILLS†† - 24.8%
U.S. Treasury Bills
5.29% due 11/28/23[2]	4,500,000	4,462,042
5.27% due 10/10/23[2]	4,000,000	3,995,324
4.65% due 10/05/23[2,3]	990,000	989,565
5.27% due 10/03/23[2]	900,000	899,869
Total U.S. Treasury Bills
(Cost $10,345,534)		10,346,800

FEDERAL AGENCY NOTES†† - 6.0%
Federal Home Loan Bank
5.35% (SOFR + 0.04%, Rate Floor: 0.00%) due 02/27/24◊	2,500,000	2,500,577
Total Federal Agency Notes
(Cost $2,500,000)		2,500,577

REPURCHASE AGREEMENTS††,4 - 23.8%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23[5]	5,604,597	5,604,597
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23[5]	2,177,116	2,177,116
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23[5]	2,155,614	2,155,614
Total Repurchase Agreements
(Cost $9,937,327)		9,937,327

Total Investments - 93.1%
(Cost $38,906,830)		$38,860,449
Other Assets & Liabilities, net - 6.9%		2,893,444
Total Net Assets - 100.0%		$41,753,893

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	367	Dec 2023	$38,652,555	$(155,595)

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.41.V1	5.00%	Quarterly	12/20/28	$34,550,000	$274,120	$242,194	$31,926
Goldman Sachs International	ICE	CDX.NA.HY.41.V1	5.00%	Quarterly	12/20/28	5,700,000	45,224	39,388	5,836
							$319,344	$281,582	$37,762

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 179

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Reference Obligation	Type	Financing Rate	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Credit Index Swap Agreements††
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	10/26/23	16,337	$1,204,364	$2,287
BNP Paribas	iShares iBoxx $ High Yield Corporate Bond ETF	Pay	5.73% (Federal Funds Rate + 0.40%)	At Maturity	12/21/23	1,222	90,100	(831)
BNP Paribas	SPDR Bloom-berg High Yield Bond ETF	Pay	5.78% (Federal Funds Rate + 0.45%)	At Maturity	12/21/23	1,788	161,644	(1,538)
							$1,456,108	$(82)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures and credit default swap collateral at September 30, 2023.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2023.
CDX.NA.HY.41.V1 — Credit Default Swap North American High Yield Series 41 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

180 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,529,020	$—	$—	$4,529,020
Federal Agency Discount Notes	—	11,546,725	—	11,546,725
U.S. Treasury Bills	—	10,346,800	—	10,346,800
Federal Agency Notes	—	2,500,577	—	2,500,577
Repurchase Agreements	—	9,937,327	—	9,937,327
Credit Default Swap Agreements**	—	37,762	—	37,762
Credit Index Swap Agreements**	—	2,287	—	2,287
Total Assets	$4,529,020	$34,371,478	$—	$38,900,498

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$155,595	$—	$—	$155,595
Credit Index Swap Agreements**	—	2,369	—	2,369
Total Liabilities	$155,595	$2,369	$—	$157,964

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$1,287,312	$—	$—	$—	$3,190	$1,290,502	53,173	$35,550
Guggenheim Strategy Fund III	1,936,146	—	—	—	3,194	1,939,340	79,841	53,449
Guggenheim Ultra Short Duration Fund — Institutional Class	1,293,848	—	—	—	5,330	1,299,178	133,249	34,243
	$4,517,306	$—	$—	$—	$11,714	$4,529,020		$123,242

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 181

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $24,391,077)	$24,394,102
Investments in affiliated issuers, at value (cost $4,578,426)	4,529,020
Repurchase agreements, at value (cost $9,937,327)	9,937,327
Segregated cash with broker	2,805,453
Unamortized upfront premiums paid on credit default swap agreements	281,582
Unrealized appreciation on OTC swap agreements	2,287
Receivables:
Protection fees on credit default swap agreements	61,493
Variation margin on futures contracts	43,238
Fund shares sold	25,654
Dividends	20,884
Interest	14,804
Variation margin on credit default swap agreements	148
Total assets	42,115,992

Liabilities:
Segregated cash due to broker	43,729
Unrealized depreciation on OTC swap agreements	2,369
Payable for:
Fund shares redeemed	255,078
Management fees	23,250
Transfer agent fees	9,135
Distribution and service fees	8,067
Portfolio accounting and administration fees	3,210
Swap settlement	789
Trustees’ fees*	520
Miscellaneous	15,952
Total liabilities	362,099
Net assets	$41,753,893

Net assets consist of:
Paid in capital	$54,990,363
Total distributable earnings (loss)	(13,236,470)
Net assets	$41,753,893

A-Class:
Net assets	$2,777,633
Capital shares outstanding	24,349
Net asset value per share	$114.08
Maximum offering price per share (Net asset value divided by 95.25%)	$119.77

C-Class:
Net assets	$359,479
Capital shares outstanding	3,744
Net asset value per share	$96.01

H-Class:
Net assets	$38,616,781
Capital shares outstanding	338,716
Net asset value per share	$114.01

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of affiliated issuers	$123,242
Interest	796,339
Total investment income	919,581

Expenses:
Management fees	142,766
Distribution and service fees:
A-Class	3,460
C-Class	4,421
H-Class	43,017
Transfer agent fees	38,368
Portfolio accounting and administration fees	29,011
Professional fees	10,377
Custodian fees	2,524
Trustees’ fees*	2,026
Miscellaneous	21,809
Total expenses	297,779
Less:
Expenses reimbursed by Adviser:	(3,635)
Expenses waived by Adviser	(1,627)
Total waived/reimbursed expenses	(5,262)
Net expenses	292,517
Net investment income	627,064

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(305)
Swap agreements	1,264,585
Futures contracts	(1,437,067)
Net realized loss	(172,787)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2,470
Investments in affiliated issuers	11,714
Swap agreements	(280,401)
Futures contracts	(313,051)
Net change in unrealized appreciation (depreciation)	(579,268)
Net realized and unrealized loss	(752,055)
Net decrease in net assets resulting from operations	$(124,991)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

182 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$627,064	$268,301
Net realized loss on investments	(172,787)	(2,621,292)
Net change in unrealized appreciation (depreciation) on investments	(579,268)	671,805
Net decrease in net assets resulting from operations	(124,991)	(1,681,186)

Distributions to shareholders:
A-Class	—	(8,535)
C-Class	—	(4,445)
H-Class	—	(37,467)
Total distributions to shareholders	—	(50,447)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,125,919	499,340
C-Class	388,321	450,915
H-Class	71,184,054	192,130,601
Distributions reinvested
A-Class	—	8,316
C-Class	—	4,332
H-Class	—	36,864
Cost of shares redeemed
A-Class	(870,327)	(866,875)
C-Class	(1,281,749)	(472,670)
H-Class	(47,366,531)	(192,581,810)
Net increase (decrease) from capital share transactions	23,179,687	(790,987)
Net increase (decrease) in net assets	23,054,696	(2,522,620)

Net assets:
Beginning of period	18,699,197	21,221,817
End of period	$41,753,893	$18,699,197

Capital share activity:
Shares sold
A-Class	9,797	4,376
C-Class	3,994	4,689
H-Class	619,809	1,733,394
Shares issued from reinvestment of distributions
A-Class	—	76
C-Class	—	46
H-Class	—	335
Shares redeemed
A-Class	(7,493)	(7,702)
C-Class	(13,188)	(4,955)
H-Class	(411,531)	(1,748,098)
Net increase (decrease) in shares	201,388	(17,839)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 183

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]
Per Share Data
Net asset value, beginning of period	$114.48	$117.11	$122.60	$108.68	$120.48	$116.32
Income (loss) from investment operations:
Net investment income (loss)[b]	1.89	1.41	(1.36)	(.55)	.70	.70
Net gain (loss) on investments (realized and unrealized)	(2.29)	(3.68)	(4.13)	14.47 [f]	(7.05)	7.41
Total from investment operations	(.40)	(2.27)	(5.49)	13.92	(6.35)	8.11
Less distributions from:
Net investment income	—	(.36)	—	—	(5.45)	(3.95)
Total distributions	—	(.36)	—	—	(5.45)	(3.95)
Net asset value, end of period	$114.08	$114.48	$117.11	$122.60	$108.68	$120.48

Total Return[c]	(0.35%)	(1.89%)	(4.48%)	12.81%	(5.76%)	7.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,778	$2,524	$2,962	$4,021	$3,933	$7,631
Ratios to average net assets:
Net investment income (loss)	3.28%	1.28%	(1.10%)	(1.21%)	0.58%	0.59%
Total expenses[d]	1.55%	1.54%	1.51%	1.60%	1.63%	1.61%
Net expenses[e]	1.53%	1.52%	1.49%	1.57%	1.61%	1.60%
Portfolio turnover rate	—	—	40%	134%	—	21%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]
Per Share Data
Net asset value, beginning of period	$96.73	$99.75	$105.21	$93.96	$105.62	$103.17
Income (loss) from investment operations:
Net investment income (loss)[b]	1.18	.50	(1.97)	(.81)	(.20)	(.20)
Net gain (loss) on investments (realized and unrealized)	(1.90)	(3.16)	(3.49)	12.06 [f]	(6.01)	6.60
Total from investment operations	(.72)	(2.66)	(5.46)	11.25	(6.21)	6.40
Less distributions from:
Net investment income	—	(.36)	—	—	(5.45)	(3.95)
Total distributions	—	(.36)	—	—	(5.45)	(3.95)
Net asset value, end of period	$96.01	$96.73	$99.75	$105.21	$93.96	$105.62

Total Return[c]	(0.74%)	(2.62%)	(5.19%)	11.97%	(6.45%)	6.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$359	$1,251	$1,313	$2,136	$866	$1,480
Ratios to average net assets:
Net investment income (loss)	2.44%	0.53%	(1.86%)	(1.96%)	(0.20%)	(0.21%)
Total expenses[d]	2.31%	2.29%	2.26%	2.34%	2.38%	2.35%
Net expenses[e]	2.29%	2.27%	2.24%	2.32%	2.36%	2.35%
Portfolio turnover rate	—	—	40%	134%	—	21%

184 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[g]	Year Ended March 31, 2019[g]
Per Share Data
Net asset value, beginning of period	$114.41	$117.03	$122.51	$108.54	$120.32	$116.17
Income (loss) from investment operations:
Net investment income (loss)[b]	1.91	1.61	(1.41)	(.47)	.75	.60
Net gain (loss) on investments (realized and unrealized)	(2.31)	(3.87)	(4.07)	14.44 [f]	(7.08)	7.50
Total from investment operations	(.40)	(2.26)	(5.48)	13.97	(6.33)	8.10
Less distributions from:
Net investment income	—	(.36)	—	—	(5.45)	(3.95)
Total distributions	—	(.36)	—	—	(5.45)	(3.95)
Net asset value, end of period	$114.01	$114.41	$117.03	$122.51	$108.54	$120.32

Total Return	(0.35%)	(1.88%)	(4.47%)	12.87%	(5.73%)	7.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,617	$14,924	$16,947	$19,835	$23,125	$101,180
Ratios to average net assets:
Net investment income (loss)	3.32%	1.45%	(1.14%)	(1.23%)	0.59%	0.49%
Total expenses[d]	1.55%	1.55%	1.51%	1.61%	1.63%	1.60%
Net expenses[e]	1.52%	1.53%	1.49%	1.59%	1.61%	1.60%
Portfolio turnover rate	—	—	40%	134%	—	21%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[g]	Reverse share split — Per share amounts for the periods presented through March 31, 2020 have been restated to reflect a 1:5 reverse share split effective August 17, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 185

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings	% of Total Net Assets
Guggenheim Strategy Fund II	5.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	2.9%
Total	8.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

186 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2023

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	3.81%	(4.35%)	(1.86%)	(4.60%)
A-Class Shares with sales charge‡	(1.12%)	(8.90%)	(2.81%)	(5.06%)
C-Class Shares	3.43%	(5.03%)	(2.64%)	(5.27%)
C-Class Shares with CDSC§	2.43%	(5.98%)	(2.64%)	(5.27%)
H-Class Shares	3.81%	(4.33%)	(1.87%)	(4.41%)
Bloomberg U.S. Corporate High Yield Index	2.21%	10.28%	2.96%	4.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 187

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value
MUTUAL FUNDS† - 8.5%
Guggenheim Strategy Fund II1	29,310	$711,343
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	37,683	367,410
Total Mutual Funds
(Cost $1,096,686)		1,078,753

	Face Amount
FEDERAL AGENCY NOTES†† - 19.6%
Federal Home Loan Bank
5.36% (SOFR + 0.05%, Rate Floor: 0.00%) due 10/12/23◊	$2,500,000	2,499,992
Total Federal Agency Notes
(Cost $2,499,997)		2,499,992

FEDERAL AGENCY DISCOUNT NOTES†† - 3.9%
Federal Home Loan Bank
5.32% due 11/17/23[2]	500,000	496,595
Total Federal Agency Discount Notes
(Cost $496,527)		496,595

U.S. TREASURY BILLS†† - 0.9%
U.S. Treasury Bills
4.66% due 10/05/23[2,3]	110,000	109,952
Total U.S. Treasury Bills
(Cost $109,936)		109,952

REPURCHASE AGREEMENTS††,4 - 60.4%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	4,341,476	4,341,476
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	1,686,454	1,686,454
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	1,669,798	1,669,798
Total Repurchase Agreements
(Cost $7,697,728)		7,697,728

Total Investments - 93.3%
(Cost $11,900,874)		$11,883,020
Other Assets & Liabilities, net - 6.7%		853,859
Total Net Assets - 100.0%		$12,736,879

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	116	Dec 2023	$12,217,156	$75,752

Centrally Cleared Credit Default Swap Agreements Protection Purchased††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.NA.HY.41.V1	5.00%	Quarterly	12/20/28	$12,650,000	$(100,365)	$(84,416)	$(15,949)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	All or a portion of this security is pledged as futures collateral at September 30, 2023.
[4]	Repurchase Agreements — See Note 6.
CDX.NA.HY.41.V1 — Credit Default Swap North American High Yield Series 41 Index Version 1
ICE — Intercontinental Exchange
plc — Public Limited Company
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

188 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,078,753	$—	$—	$1,078,753
Federal Agency Notes	—	2,499,992	—	2,499,992
Federal Agency Discount Notes	—	496,595	—	496,595
U.S. Treasury Bills	—	109,952	—	109,952
Repurchase Agreements	—	7,697,728	—	7,697,728
Interest Rate Futures Contracts**	75,752	—	—	75,752
Total Assets	$1,154,505	$10,804,267	$—	$11,958,772

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$15,949	$—	$15,949

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Short Term Investment Vehicles”), each of which are open-end management investment companies managed by GI. The Short Term Investment Vehicles, which launched on March 11, 2014, are offered as short term investment options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Short Term Investment Vehicles pay no investment management fees. The Short Term Investment Vehicles’ annual report on Form N-CSR dated September 30, 2022, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000182126822000340/gug84768.htm. The Fund may invest in certain of the underlying series of Guggenheim Funds Trust, which are open-end management investment companies managed by GI, are available to the public and whose most recent annual report on Form N-CSR is available publicly or upon request.

Transactions during the period ended September 30, 2023, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/31/23	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/23	Shares 09/30/23	Investment Income
Mutual Funds
Guggenheim Strategy Fund II	$709,584	$—	$—	$—	$1,759	$711,343	29,310	$19,596
Guggenheim Ultra Short Duration Fund — Institutional Class	365,903	—	—	—	1,507	367,410	37,683	9,684
	$1,075,487	$—	$—	$—	$3,266	$1,078,753		$29,280

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 189

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments in unaffiliated issuers, at value (cost $3,106,460)	$3,106,539
Investments in affiliated issuers, at value (cost $1,096,686)	1,078,753
Repurchase agreements, at value (cost $7,697,728)	7,697,728
Segregated cash with broker	953,449
Receivables:
Interest	32,106
Dividends	4,914
Fund shares sold	432
Total assets	12,873,921

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	84,416
Payable for:
Protection fees on credit default swap agreements	19,327
Variation margin on futures contracts	13,594
Management fees	7,349
Transfer agent/maintenance fees	2,893
Distribution and service fees	2,513
Portfolio accounting and administration fees	1,014
Fund shares redeemed	856
Variation margin on credit default swap agreements	44
Trustees’ fees*	155
Miscellaneous	4,881
Total liabilities	137,042
Net assets	$12,736,879

Net assets consist of:
Paid in capital	$24,203,664
Total distributable earnings (loss)	(11,466,785)
Net assets	$12,736,879

A-Class:
Net assets	$373,227
Capital shares outstanding	7,217
Net asset value per share	$51.71
Maximum offering price per share (Net asset value divided by 95.25%)	$54.29

C-Class:
Net assets	$65,491
Capital shares outstanding	1,439
Net asset value per share	$45.51

H-Class:
Net assets	$12,298,161
Capital shares outstanding	231,735
Net asset value per share	$53.07

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends from securities of affiliated issuers	$29,280
Interest	310,612
Total investment income	339,892

Expenses:
Management fees	52,995
Distribution and service fees:
A-Class	447
C-Class	354
H-Class	17,127
Transfer agent and administrative fees	15,059
Portfolio accounting and administration fees	10,769
Registration fees	7,051
Professional fees	3,239
Trustees’ fees*	1,755
Custodian fees	987
Miscellaneous	455
Total expenses	110,238
Less:
Expenses reimbursed by Adviser	(927)
Expenses waived by Adviser	(460)
Total waived expenses	(1,387)
Net expenses	108,851
Net investment income	231,041

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	58
Swap agreements	(628,252)
Futures contracts	280,147
Net realized loss	(348,047)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(273)
Investments in affiliated issuers	3,266
Swap agreements	240,219
Futures contracts	322,890
Net change in unrealized appreciation (depreciation)	566,102
Net realized and unrealized gain	218,055
Net increase in net assets resulting from operations	$449,096

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

190 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$231,041	$174,868
Net realized loss on investments	(348,047)	(1,076,306)
Net change in unrealized appreciation (depreciation) on investments	566,102	(687,523)
Net increase (decrease) in net assets resulting from operations	449,096	(1,588,961)

Capital share transactions:
Proceeds from sale of shares
A-Class	68,305	12,971,586
C-Class	7,582	198,714
H-Class	19,224,190	376,217,137
Cost of shares redeemed
A-Class	(59,049)	(12,561,305)
C-Class	(29,457)	(234,107)
H-Class	(25,286,285)	(363,702,708)
Net increase (decrease) from capital share transactions	(6,074,714)	12,889,317
Net increase (decrease) in net assets	(5,625,618)	11,300,356

Net assets:
Beginning of period	18,362,497	7,062,141
End of period	$12,736,879	$18,362,497

Capital share activity:
Shares sold
A-Class	1,347	245,159
C-Class	169	4,376
H-Class	369,392	7,080,789
Shares redeemed
A-Class	(1,171)	(242,948)
C-Class	(660)	(5,160)
H-Class	(488,355)	(6,863,025)
Net increase (decrease) in shares	(119,278)	219,191

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 191

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$49.81	$49.19	$50.15	$62.01	$60.47	$64.28
Income (loss) from investment operations:
Net investment income (loss)[b]	.84	(.01)	(.64)	(.68)	.24	.42
Net gain (loss) on investments (realized and unrealized)	1.06	.63 [f]	.82	(7.31)	1.30	(4.23)
Total from investment operations	1.90	.62	.18	(7.99)	1.54	(3.81)
Less distributions from:
Net investment income	—	—	(1.14)	(3.87)	—	—
Total distributions	—	—	(1.14)	(3.87)	—	—
Net asset value, end of period	$51.71	$49.81	$49.19	$50.15	$62.01	$60.47

Total Return[c]	3.81%	1.26%	0.47%	(12.88%)	2.56%	(5.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$373	$351	$238	$5,612	$256	$282
Ratios to average net assets:
Net investment income (loss)	3.32%	(0.02%)	(1.31%)	(1.28%)	0.40%	0.66%
Total expenses[d]	1.55%	1.55%	1.50%	1.56%	1.62%	1.60%
Net expenses[e]	1.53%	1.55%	1.49%	1.54%	1.61%	1.60%
Portfolio turnover rate	—	—	344%	438%	254%	—

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$44.00	$43.75	$44.74	$56.62	$55.76	$59.73
Income (loss) from investment operations:
Net investment income (loss)[b]	.57	.01	(.81)	(.90)	(.05)	.01
Net gain (loss) on investments (realized and unrealized)	.94	.24 [f]	.96	(7.11)	.91	(3.98)
Total from investment operations	1.51	.25	.15	(8.01)	.86	(3.97)
Less distributions from:
Net investment income	—	—	(1.14)	(3.87)	—	—
Total distributions	—	—	(1.14)	(3.87)	—	—
Net asset value, end of period	$45.51	$44.00	$43.75	$44.74	$56.62	$55.76

Total Return[c]	3.43%	0.57%	0.45%	(14.23%)	1.54%	(6.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$65	$85	$119	$162	$362	$738
Ratios to average net assets:
Net investment income (loss)	2.55%	0.01%	(1.88%)	(1.78%)	(0.09%)	0.02%
Total expenses[d]	2.30%	2.29%	2.26%	2.36%	2.37%	2.36%
Net expenses[e]	2.28%	2.29%	2.22%	2.31%	2.34%	2.35%
Portfolio turnover rate	—	—	344%	438%	254%	—

192 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$51.12	$50.44	$50.99	$63.45	$61.97	$65.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.85	.47	(.68)	(.74)	.06	.41
Net gain (loss) on investments (realized and unrealized)	1.10	.21 [f]	1.27	(7.85)	1.42	(4.33)
Total from investment operations	1.95	.68	.59	(8.59)	1.48	(3.92)
Less distributions from:
Net investment income	—	—	(1.14)	(3.87)	—	—
Total distributions	—	—	(1.14)	(3.87)	—	—
Net asset value, end of period	$53.07	$51.12	$50.44	$50.99	$63.45	$61.97

Total Return	3.81%	1.35%	1.27%	(13.58%)	2.39%	(5.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,298	$17,927	$6,706	$3,719	$13,479	$4,675
Ratios to average net assets:
Net investment income (loss)	3.27%	0.88%	(1.35%)	(1.26%)	0.09%	0.63%
Total expenses[d]	1.56%	1.54%	1.52%	1.62%	1.64%	1.61%
Net expenses[e]	1.54%	1.53%	1.51%	1.60%	1.62%	1.59%
Portfolio turnover rate	—	—	344%	438%	254%	—

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 193

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	2.11%	3.69%	1.13%	0.63%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†	6 month returns are not annualized.

194 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value
FEDERAL AGENCY NOTES†† - 28.8%
Federal Home Loan Bank
5.35% (SOFR + 0.04%, Rate Floor: 0.00%) due 02/27/24◊	$15,000,000	$15,000,000
5.36% (SOFR + 0.05%, Rate Floor: 0.00%) due 10/12/23◊	15,000,000	14,999,982
5.41% (SOFR + 0.10%, Rate Floor: 0.00%) due 11/14/23◊	12,500,000	12,500,000
Federal Farm Credit Bank
5.36% (3 Month U.S. Treasury Bill Rate - 0.04%, Rate Floor: 0.00%) due 03/04/24◊	12,500,000	12,498,763
5.44% (3 Month U.S. Treasury Bill Rate + 0.04%, Rate Floor: 0.00%) due 10/23/23◊	9,500,000	9,500,324
5.36% (SOFR + 0.05%, Rate Floor: 0.00%) due 02/20/24◊	8,000,000	8,000,118
5.34% (SOFR + 0.03%, Rate Floor: 0.00%) due 01/23/24◊	4,500,000	4,499,507
5.44% (3 Month U.S. Treasury Bill Rate + 0.04%, Rate Floor: 0.00%) due 10/30/23◊	1,300,000	1,300,094
Total Federal Agency Notes
(Cost $78,298,788)		78,298,788

U.S. TREASURY BILLS†† - 25.4%
U.S. Treasury Bills
due 10/03/23[1]	22,000,000	21,993,557
4.48% due 10/17/23[1]	17,000,000	16,960,107
5.29% due 12/12/23[1]	17,000,000	16,820,140
5.27% due 11/02/23[1]	13,200,000	13,138,165
Total U.S. Treasury Bills
(Cost $68,911,969)		68,911,969

FEDERAL AGENCY DISCOUNT NOTES†† - 17.2%
Federal Home Loan Bank
5.27% due 11/10/23[1]	13,200,000	13,122,677
5.27% due 10/25/23[1]	10,000,000	9,964,867
5.30% due 12/15/23[1]	10,000,000	9,889,584
5.29% due 12/06/23[1]	8,100,000	8,021,473
5.30% due 01/12/24[1]	3,000,000	2,954,508
5.30% due 01/19/24[1]	2,848,000	2,801,878
Total Federal Agency Discount Notes
(Cost $46,754,987)		46,754,987

U.S. GOVERNMENT SECURITIES†† - 11.1%
U.S. Treasury Floating Rate Note
5.44% (3 Month U.S. Treasury Bill Rate + 0.04%, Rate Floor: 0.00%) due 10/31/23◊	30,000,000	30,002,408
Total U.S. Government Securities
(Cost $30,002,408)		30,002,408

REPURCHASE AGREEMENTS††,2 - 14.3%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	21,888,367	21,888,367
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	8,502,574	8,502,574
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	8,418,602	8,418,602
Total Repurchase Agreements
(Cost $38,809,543)		38,809,543

Total Investments - 96.8%
(Cost $262,777,695)		$262,777,695
Other Assets & Liabilities, net - 3.2%		8,557,764
Total Net Assets - 100.0%		$271,335,459

††	Value determined based on Level 2 inputs — See Note 4.
◊

Variable rate security. Rate indicated is the rate effective at September 30, 2023. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[1]	Rate indicated is the effective yield at the time of purchase.
[2]	Repurchase Agreements — See Note 6.
SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 195

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$78,298,788	$—	$78,298,788
U.S. Treasury Bills	—	68,911,969	—	68,911,969
Federal Agency Discount Notes	—	46,754,987	—	46,754,987
U.S. Government Securities	—	30,002,408	—	30,002,408
Repurchase Agreements	—	38,809,543	—	38,809,543
Total Assets	$—	$262,777,695	$—	$262,777,695

196 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $223,968,152)	$223,968,152
Repurchase agreements, at value (cost $38,809,543)	38,809,543
Receivables:
Fund shares sold	11,721,976
Interest	890,340
Total assets	275,390,011

Liabilities:
Overdraft due to custodian bank	5,986
Payable for:
Fund shares redeemed	3,775,367
Management fees	105,684
Transfer agent fees	53,514
Portfolio accounting and administration fees	31,974
Trustees’ fees*	3,306
Miscellaneous	78,721
Total liabilities	4,054,552
Net assets	$271,335,459

Net assets consist of:
Paid in capital	$271,200,703
Total distributable earnings (loss)	134,756
Net assets	$271,335,459
Capital shares outstanding	271,178,438
Net asset value per share	$1.00

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Interest	$6,927,615
Total investment income	6,927,615

Expenses:
Management fees	665,897
Transfer agent fees	230,659
Portfolio accounting and administration fees	200,757
Registration fees	139,683
Professional fees	67,845
Trustees’ fees*	26,005
Custodian fees	18,248
Miscellaneous	3,234
Total expenses	1,352,328
Net investment income	5,575,287

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	527
Net realized gain	527
Net increase in net assets resulting from operations	$5,575,814

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 197

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,575,287	$6,954,262
Net realized gain on investments	527	126,680
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	5,575,814	7,080,942

Distributions to shareholders	(5,575,283)	(6,835,558)

Capital share transactions:
Proceeds from sale of shares	2,330,673,980	5,208,833,348
Distributions reinvested	5,484,558	6,220,015
Cost of shares redeemed	(2,376,522,545)	(5,259,800,910)
Net decrease from capital share transactions	(40,364,007)	(44,747,547)
Net decrease in net assets	(40,363,476)	(44,502,163)

Net assets:
Beginning of period	311,698,935	356,201,098
End of period	$271,335,459	$311,698,935

Capital share activity:
Shares sold	2,330,673,980	5,208,833,322
Shares issued from reinvestment of distributions	5,484,514	6,218,785
Shares redeemed	(2,376,522,545)	(5,259,800,910)
Net decrease in shares	(40,364,051)	(44,748,803)

198 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	.02	— [c]	— [c]	.01	.01
Net gain (loss) on investments (realized and unrealized)	— [c]	— [c]	— [c]	— [c]	— [c]	— [c]
Total from investment operations	.02	.02	— [c]	— [c]	.01	.01
Less distributions from:
Net investment income	(.02)	(.02)	—	—	(.01)	(.01)
Net realized gains	—	—	—	—	—	—
Total distributions	(.02)	(.02)	—	—	(.01)	(.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	2.11%	1.86%	0.00%	0.05%	0.99%	1.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$271,335	$311,699	$356,201	$348,971	$390,791	$413,200
Ratios to average net assets:
Net investment income (loss)	4.17%	1.81%	(0.04%)	0.00%[d]	1.01%	1.10%
Total expenses	1.02%	0.99%	0.95%	1.04%	1.06%	1.05%
Net expenses[e]	1.02%	0.86%	0.12%	0.16%	1.03%	1.05%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Less than 0.01%.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 199

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2023, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Nova Fund	Non-diversified
S&P 500® Fund	Non-diversified
Inverse S&P 500® Strategy Fund	Non-diversified
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Non-diversified
Inverse NASDAQ-100® Strategy Fund	Non-diversified
Mid-Cap 1.5x Strategy Fund	Non-diversified
Inverse Mid-Cap Strategy Fund	Non-diversified
Russell 2000® 1.5x Strategy Fund	Non-diversified
Russell 2000® Fund	Non-diversified
Inverse Russell 2000® Strategy Fund	Non-diversified
Dow Jones Industrial Average® Fund	Non-diversified
Government Long Bond 1.2x Strategy Fund	Diversified
Inverse Government Long Bond Strategy Fund	Diversified
High Yield Strategy Fund	Non-diversified
Inverse High Yield Strategy Fund	Non-diversified
U.S. Government Money Market Fund	Diversified

At September 30, 2023, Investor Class, A-Class, C-Class, H-Class and Money Market Class shares have been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities attributable to the share class by the number of outstanding shares of the share class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the September 30, 2023, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines

200 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

“readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

U.S. Government securities are valued by pricing service providers, the last traded fill price, or at the reported bid price at the close of business.

Commercial paper and discount notes with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from pricing service providers, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Commercial paper and discount notes with a maturity of 60 days or less at acquisition are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent pricing service.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Futures contracts are valued on the basis of the last sale price at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

Swap agreements entered into by a Fund will generally be valued using an evaluated price provided by a pricing service provider.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin receipts or payments are received or made by the Fund depending on fluctuations in the fair value of the reference entity and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Upfront payments received or made by a Fund on credit default swap agreements and interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds may utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Funds’

Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Futures Contracts

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Funds’ Statements of Assets and Liabilities; securities held as collateral are noted on the Funds’ Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$40,093,615	$—
S&P 500® Fund	Index exposure, Liquidity	2,231,806	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	15,774,063
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	49,043,002	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	450,503
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	1,017,125	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	561,760	—
Russell 2000® Fund	Index exposure, Liquidity	410,253	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	504,912
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	708,892	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	16,492,573	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	9,238,255
High Yield Strategy Fund	Duration, Index exposure, Liquidity	35,596,610	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	12,822,274

Swap Agreements

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. When utilizing over-the-counter (“OTC”) swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. For a Fund utilizing centrally-cleared swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. There is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as an index) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. When utilizing total return swaps, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of total return swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$88,156,470	$—
S&P 500® Fund	Index exposure, Liquidity	7,538,834	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	37,175,503
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	465,692,560	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	22,897,046
Mid-Cap 1.5x Strategy Fund	Index exposure, Liquidity	7,228,967	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	3,309,245
Russell 2000® 1.5x Strategy Fund	Index exposure, Liquidity	4,888,543	—
Russell 2000® Fund	Index exposure, Liquidity	6,684,702	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	4,711,129
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	1,880,186	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	1,478,328	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the investment grade and/or high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The notional amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs on a credit default swap referencing an index, a factor adjustment will take place and the buyer of protection will receive a payment reflecting the par less the default recovery rate of the defaulted index component based on its weighting in the index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss resulting from a counterparty not being able to pay. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a monthly basis:

		Average Notional Amount
Fund	Use	Protection Sold	Protection Purchased
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$37,566,667	$—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	13,666,667

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2023:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest rate futures contracts	Variation margin on futures contracts	Variation margin on futures contracts
Credit default swap contracts	Unamortized upfront premiums paid on credit default swap agreements Variation margin on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements Variation margin on credit default swap agreements
Equity/Credit swap contracts	Unrealized appreciation on OTC swap agreements	Unrealized depreciation on OTC swap agreements

The following tables set forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2023:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2023
S&P 500® Fund	$—	$18,626	$—	$—	$18,626
Inverse S&P 500® Strategy Fund	895,456	807,486	—	—	1,702,942
Inverse NASDAQ-100® Strategy Fund	32,189	449,660	—	—	481,849
Inverse Mid-Cap Strategy Fund	—	14,586	—	—	14,586
Inverse Russell 2000® Strategy Fund	19,467	27,514	—	—	46,981
Inverse Government Long Bond Strategy Fund	—	—	715,398	—	715,398
High Yield Strategy Fund	—	—	—	40,049	40,049
Inverse High Yield Strategy Fund	—	—	75,752	—	75,752

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at September 30, 2023
Nova Fund	$1,464,351	$734,182	$—	$—	$2,198,533
S&P 500® Fund	6,958	48,177	—	—	55,135
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	3,030,821	11,488,166	—	—	14,518,987
Mid-Cap 1.5x Strategy Fund	35,268	92,323	—	—	127,591
Russell 2000® 1.5x Strategy Fund	—	78,512	—	—	78,512
Russell 2000® Fund	3,116	132,504	—	—	135,620
Dow Jones Industrial Average® Fund	—	43,377	—	—	43,377
Government Long Bond 1.2x Strategy Fund	—	—	561,890	—	561,890
High Yield Strategy Fund	—	—	155,595	2,369	157,964
Inverse High Yield Strategy Fund	—	—	—	15,949	15,949

*

Includes cumulative appreciation (depreciation) of exchange-traded, OTC and centrally-cleared derivatives contracts as reported on the Schedules of Investments. For exchange-traded and centrally-cleared derivatives, variation margin is reported within the Funds’ Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended September 30, 2023:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest rate futures contracts	Net realized gain (loss) on futures contracts Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit rate swap contracts	Net realized gain (loss) on swap agreements Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Funds’ Statements of Operations categorized by primary risk exposure for the period ended September 30, 2023:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(976,168)	$7,874,942	$—	$—	$6,898,774
S&P 500® Fund	236,993	566,532	—	—	803,525
Inverse S&P 500® Strategy Fund	(1,093,819)	(4,803,513)	—	—	(5,897,332)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	9,991,421	66,344,496	—	—	76,335,917
Inverse NASDAQ-100® Strategy Fund	(59,223)	(4,477,101)	—	—	(4,536,324)
Mid-Cap 1.5x Strategy Fund	(11,340)	230,192	—	—	218,852
Inverse Mid-Cap Strategy Fund	—	(124,150)	—	—	(124,150)
Russell 2000® 1.5x Strategy Fund	67,749	(1,815)	—	—	65,934
Russell 2000® Fund	(23,488)	(510,696)	—	—	(534,184)
Inverse Russell 2000® Strategy Fund	35,436	(329,746)	—	—	(294,310)
Dow Jones Industrial Average® Fund	(10,528)	(29,353)	—	—	(39,881)
Government Long Bond 1.2x Strategy Fund	—	—	(1,326,290)	—	(1,326,290)
Inverse Government Long Bond Strategy Fund	—	—	824,240	—	824,240
High Yield Strategy Fund	—	—	(1,437,067)	1,264,585	(172,482)
Inverse High Yield Strategy Fund	—	—	280,147	(628,252)	(348,105)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(2,634,765)	$(4,856,904)	$—	$—	$(7,491,669)
S&P 500® Fund	(235,613)	(303,796)	—	—	(539,409)
Inverse S&P 500® Strategy Fund	1,458,368	2,539,305	—	—	3,997,673
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(8,432,333)	(24,650,950)	—	—	(33,083,283)
Inverse NASDAQ-100® Strategy Fund	32,189	1,735,872	—	—	1,768,061
Mid-Cap 1.5x Strategy Fund	(59,142)	(320,597)	—	—	(379,739)
Inverse Mid-Cap Strategy Fund	—	98,597	—	—	98,597
Russell 2000® 1.5x Strategy Fund	(22,839)	(179,305)	—	—	(202,144)
Russell 2000® Fund	(11,236)	(174,146)	—	—	(185,382)
Inverse Russell 2000® Strategy Fund	19,467	193,129	—	—	212,596
Dow Jones Industrial Average® Fund	(20,025)	(80,234)	—	—	(100,259)
Government Long Bond 1.2x Strategy Fund	—	—	(1,282,360)	—	(1,282,360)
Inverse Government Long Bond Strategy Fund	—	—	1,035,782	—	1,035,782
High Yield Strategy Fund	—	—	(313,051)	(280,401)	(593,452)
Inverse High Yield Strategy Fund	—	—	322,890	240,219	563,109

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Funds’ Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Funds’ Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
S&P 500® Fund	Swap equity contracts	$18,626	$—	18,626	—	—	$18,626
Inverse S&P 500® Strategy Fund	Swap equity contracts	807,486	—	807,486	—	(658,033)	149,453
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	449,660	—	449,660	—	(360,730)	88,930
Inverse Mid-Cap Strategy Fund	Swap equity contracts	14,586	—	14,586	—	—	14,586
Inverse Russell 2000® Strategy Fund	Swap equity contracts	27,514	—	27,514	—	—	27,514
High Yield Strategy Fund	Credit index swap agreements	2,287	—	2,287	—	—	$2,287

208 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Nova Fund	Swap equity contracts	$734,182	$—	$734,182	$(734,182)	$—	$—
S&P 500® Fund	Swap equity contracts	48,177	—	48,177	(48,177)	—	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	11,488,166	—	11,488,166	(11,488,166)	—	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	92,323	—	92,323	(67,372)	(24,951)	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	78,512	—	78,512	(44,749)	(33,763)	—
Russell 2000® Fund	Swap equity contracts	132,504	—	132,504	(132,504)	—	—
Dow Jones Industrial Average® Fund	Swap equity contracts	43,377	—	43,377	(43,377)	—	—
High Yield Strategy Fund	Credit index swap agreements	2,369	—	2,369	(2,369)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of September 30, 2023.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Nova Fund	Goldman Sachs International	Futures contracts	$653,565	$—
S&P 500® Fund	Barclays Bank plc	Total return swap agreements	13,714	—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total return swap agreements	—	242,000
	Goldman Sachs International	Total return swap agreements	—	480,000
Inverse S&P 500® Strategy Fund Total			—	722,000
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Goldman Sachs International	Total return swap agreements	1,400,769	—
Inverse NASDAQ-100® Strategy Fund	Barclays Bank plc	Total return swap agreements	—	390,000
	Goldman Sachs International	Total return swap agreements	—	130,000
Inverse NASDAQ-100® Strategy Fund Total			—	520,000
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	34,892	—
	Goldman Sachs International	Futures contracts	2,411	—
Mid-Cap 1.5x Strategy Fund Total			37,303	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	46,545	—
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total return swap agreements	16,288	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs International	Futures contracts	868,698	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	2,805,453	—
	Goldman Sachs International	Credit default swap agreements	—	43,729
High Yield Strategy Fund Total			2,805,453	43,729
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	909,104	—
	Goldman Sachs International	Futures contracts	44,345	—
Inverse High Yield Strategy Fund Total			953,449	—

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

210 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted separate Distribution Plans applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2023, GFD retained sales charges of $35,499 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing Fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing fund level without regard to any expense cap in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended September 30, 2023, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$9,543
Inverse S&P 500® Strategy Fund	5,212
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	4,152
Inverse NASDAQ-100® Strategy Fund	1,064
Mid-Cap 1.5x Strategy Fund	1,083
Inverse Mid-Cap Strategy Fund	56
Russell 2000® 1.5x Strategy Fund	913
Inverse Russell 2000® Strategy Fund	1,173
Dow Jones Industrial Average® Fund	1,022
Government Long Bond 1.2x Strategy Fund	2,834
Inverse Government Long Bond Strategy Fund	6,346
High Yield Strategy Fund	1,627
Inverse High Yield Strategy Fund	460

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares (including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. The current term of this agreement expires on August 1, 2025. This agreement may be terminated by GI by written notice to the Fund at least ninety days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board.

The Board has adopted a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund and Inverse Government Long Bond Strategy Fund and U.S. Government Money Market Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. The current term of the agreement expires on August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board upon sixty days’ written notice.

On May 24, 2023 the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for Nova Fund, S&P 500 Fund, Inverse S&P 500 Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000 1.5x Strategy Fund, Russell 2000 Fund, Inverse Russell 2000 Strategy Fund, Dow Jones Industrial Average Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and Inverse High Yield Strategy Fund in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bills
5.30%			0.00%
Due 10/02/23	$161,453,419	$161,524,727	Due 10/10/23 - 09/05/24	$97,237,600	$96,132,508

			U.S. Treasury Notes
			0.38% - 3.25%
			Due 10/31/23 - 09/15/24	46,833,200	45,451,839

			U.S. Treasury Floating Rate Notes
			5.39% - 5.44%
			Due 10/31/23 - 01/31/24	22,892,900	23,098,149
				166,963,700	164,682,496

Barclays Capital, Inc.			U.S. Treasury Notes
5.29%			1.50% - 5.00%
Due 10/02/23	62,716,858	62,744,506	Due 08/31/25 - 01/31/27	69,304,600	63,971,272

BofA Securities, Inc.			U.S. Treasury Note
5.30%			3.88%
Due 10/02/23	62,097,469	62,124,895	Due 04/30/25	63,651,000	63,339,456

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2023, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	$1,549,697	$(1,549,697)	$—	$1,630,125	$—	$1,630,125
Mid-Cap 1.5x Strategy Fund	19,696	(19,696)	—	20,316	—	20,316
Russell 2000® 1.5x Strategy Fund	54,123	(54,123)	—	56,053	—	56,053
Russell 2000® Fund	1,940,862	(1,940,862)	—	1,995,927	—	1,995,927

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

214 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Nova Fund	$201,218,353	$—	$(15,220,392)	$(15,220,392)
S&P 500® Fund	135,895,617	10,602,797	(757,071)	9,845,726
Inverse S&P 500® Strategy Fund	48,576,196	1,705,759	(201,114)	1,504,645
Monthly Rebalance Nasdaq-100 2x Strategy Fund	505,628,209	—	(28,057,336)	(28,057,336)
Inverse NASDAQ-100® Strategy Fund	20,001,360	476,654	—	476,654
Mid-Cap 1.5x Strategy Fund	10,333,481	925,900	(834,603)	91,297
Inverse Mid-Cap Strategy Fund	735,048	14,614	(1,503)	13,111
Russell 2000® 1.5x Strategy Fund	6,486,340	464,621	(1,223,033)	(758,412)
Russell 2000® Fund	31,404,253	1,908,836	(5,713,847)	(3,805,011)
Inverse Russell 2000® Strategy Fund	2,102,005	48,346	(1,828)	46,518
Dow Jones Industrial Average® Fund	17,116,493	1,269,662	(192,757)	1,076,905
Government Long Bond 1.2x Strategy Fund	80,384,272	11	(1,924,918)	(1,924,907)
Inverse Government Long Bond Strategy Fund	33,665,582	2,365,336	(226,739)	2,138,597
High Yield Strategy Fund	38,928,713	41,917	(228,096)	(186,179)
Inverse High Yield Strategy Fund	11,902,147	75,830	(35,154)	40,676
U.S. Government Money Market Fund	262,777,695	—	—	—

Note 9 – Securities Transactions

For the period ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$918,622,817	$962,726,989
S&P 500® Fund	241,736,619	200,435,912
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	499,228,560	481,218,711
Mid-Cap 1.5x Strategy Fund	826,573	803,538
Russell 2000® 1.5x Strategy Fund	346,697	645,134
Russell 2000® Fund	1,485,171	1,908,968
Inverse Russell 2000® Strategy Fund	—	1,030,000
Dow Jones Industrial Average® Fund	20,540,244	27,960,286
Government Long Bond 1.2x Strategy Fund	—	300,000

For the period ended September 30, 2023, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$359,301,141	$319,196,578
Inverse Government Long Bond Strategy Fund	151,572,500	157,781,406

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2023, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$159,041,820	$130,169,180	$224,788
S&P 500® Fund	87,318,068	111,647,341	(470,211)
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	334,938,011	316,718,795	30,604,455
Mid-Cap 1.5x Strategy Fund	—	4,507	(4,034)
Dow Jones Industrial Average® Fund	8,927,157	14,185,585	535,708

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.28% for the period ended September 30, 2023. The Funds did not have any borrowings outstanding under this agreement at September 30, 2023.

The average daily balances borrowed for the period ended September 30, 2023, were as follows:

Fund	Average Daily Balance
Nova	$11,942
Monthly Rebalance Nasdaq-100 2x Strategy	3,389
Russell 2000 1.5x Strategy	252
Dow Jones Industrial Average®	619
Government Long Bond 1.2x Strategy	3,611

Note 11 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

216 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim Funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Series Funds Board of Trustees

The Board of Trustees of Rydex Series Funds (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Advisory Agreement”) with Security Investors, LLC (“Security Investors” or the “Adviser”) on behalf of the series of the Trust listed below (each a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)
●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund

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OTHER INFORMATION (Unaudited)(continued)

●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100® Strategy Fund
●	Inverse Russell 2000® Strategy Fund	●	Inverse S&P 500® Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100® 2x Strategy Fund
●	NASDAQ-100® Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000® 1.5x Strategy Fund
●	Russell 2000® Fund	●	S&P 500® Fund
●	S&P 500® Pure Growth Fund	●	S&P 500® Pure Value Fund
●	S&P MidCap 400® Pure Growth Fund	●	S&P MidCap 400® Pure Value Fund
●	S&P SmallCap 600® Pure Growth Fund	●	S&P SmallCap 600® Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

Alternative Funds** (i.e., Non-Tradable Funds)
●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each a “Sector Fund” and collectively, the “Sector Funds.”
**	Each an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds is referred to herein as a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors1 is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.

[1]

Security Investors also serves as investment adviser to each of Rydex Series Funds Commodities Strategy CFC, Rydex Managed Futures Strategy CFC and Rydex Series Funds Multi-Hedge Strategies CFC (each a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements”), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Board and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

218 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than the U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark. The Committee took into account the limitations of the peer group and universe comparisons provided by FUSE with respect to the Tradable Funds in light of their unique features and the limited size of the marketplace for tradable funds designed to support tactical advisors, noting that there are only two direct competitor product suites.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that the Advisory Agreement represented a reasonable business arrangement negotiated at arm’s length and that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Advisory Agreement for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also

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OTHER INFORMATION (Unaudited)(continued)

considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features, as well as the personnel responsible for such services. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2022, 2021 and 2020. The Committee also considered additional information regarding trading activity in the Tradable Funds during 2022, including monthly purchases and redemptions in dollar value and in number of transactions as well as transaction volume relative to the assets in the Tradable Funds. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. In addition, the Committee considered information provided by the Adviser analyzing the potential costs to shareholders of investing in tradable mutual funds, such as the Tradable Funds, compared to those of investing in exchange-traded funds, including expense ratios, brokerage commissions and spread costs, as well as the relative advantages and disadvantages of each investment product. The Committee considered that, at the April Meeting, the Adviser’s Head of Quantitative Strategies with investment management responsibility for the Tradable Funds met with the Committee to discuss the Tradable Funds, including the value to shareholders of the tradability and other unique features, the personnel, operations and infrastructure required to provide those features, the reasons why tactical advisors invest in the Tradable Funds rather than other tradable products, such as exchange-traded funds, for their clients, and the level of trading activity in the Tradable Funds. With respect to the Sector Funds and the Real Estate Fund, the Committee also considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

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OTHER INFORMATION (Unaudited)(continued)

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2022, as applicable, were received. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe, if any, for performance and expense comparisons. For the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain performance information for the Alternative Funds (i.e., the non-Tradable Funds) as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

With respect to the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances where there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points) of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2022, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund performed in line with the comparable peer fund over the five-year and three-year periods ended December 31, 2022, while, in contrast, its performance ranked in the fourth quartile of the broader peer group over the five-year, three-year and one-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2022, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

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OTHER INFORMATION (Unaudited)(continued)

With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the returns of the Multi-Hedge Strategies Fund’s Institutional Class shares ranked in the second quartile of its performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Long Short Equity Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 49th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s fundamental factor tilts. The Committee noted management’s statement that the Fund’s long exposure to value detracted from investment performance from early 2018 through early 2020 as growth stocks outperformed during that period. The Committee also noted management’s statement that the Fund’s net short exposure to oil prices within the energy sector following the onset of the Russia-Ukraine war in early 2022 also contributed to relative underperformance.

Managed Futures Strategy Fund: The returns of the Fund’s Institutional Class shares ranked in the 82nd and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year and three-year time periods was primarily due to the Fund targeting a lower level of risk relative to its performance universe. The Committee took into account management’s statements that the portfolio management team increased the Fund’s risk target in 2021 to be more in line with peers and the Fund experienced a performance ranking that compared more favorably relative to its performance universe for the one-year period ended December 31, 2022. The Committee also noted management’s further explanation of the Fund’s performance at the April Meeting.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee2 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, other than the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is

[2]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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OTHER INFORMATION (Unaudited)(continued)

higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and the total net expense ratio for the Fund’s Class H shares were lower than and equal to those of the peer fund, respectively.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio were higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

The Committee considered management’s agreement, as part of the 2023 annual contract review process, to reduce the total net expense ratio of each Tradable Fund (other than the U.S. Government Money Market Fund) by 0.05% of its average daily net assets through an expense reimbursement and/or waiver agreement effective August 1, 2023 for an initial term ending August 1, 2024 for each Fund (other than Commodities Strategy Fund for which the initial term will end May 1, 2025), with such reduction to apply in addition to any other contractual waiver and/or reimbursement arrangements already in place. The Committee also noted the continuation through August 1, 2024 of management’s separate agreement, implemented as part of the 2022 annual contract review process, to reduce the total net expense ratio of each Tradable Fund with a contractual advisory fee of 0.90% of its average daily net assets3 by 0.05% of its average daily net assets and, with respect to NASDAQ-100 Fund, to reduce the total net expense ratio of the Fund by 0.05% of its average daily net assets in excess of $500 million, through expense reimbursement and/or waiver agreements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Multi-Hedge Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (27th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile), the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the first quartile (13th percentile) of its peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

[3]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund.

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OTHER INFORMATION (Unaudited)(concluded)

The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds reflected reasonable business arrangements negotiated at arm’s length and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

With respect to the Tradable Funds, the Committee noted that, in addition to the expense reimbursement and/or waiver arrangement implemented in August 2022 for the NASDAQ-100 Fund on average daily net assets in excess of $500 million, the Adviser has agreed to a contractual advisory fee breakpoint schedule for the Funds that is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds, a separate trust, equal or exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations and considered that the newly agreed expense reimbursement and/or waiver arrangement would produce additional savings to shareholders. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund reflected a reasonable business arrangement negotiated at arm’s length.

Overall Conclusions

The Committee concluded that the investment advisory fees reflect reasonable business arrangements negotiated at arm’s length in light of the extent and quality of the services provided and other benefits received and that the renewal of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Advisory Agreement.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 227

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

228 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 229

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

230 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York, 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 231

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

232 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 233

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

234 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

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9.30.2023

Rydex Funds Semi-Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RSECF-SEMI-0923x0324

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	18
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	33
ELECTRONICS FUND	41
ENERGY FUND	49
ENERGY SERVICES FUND	57
FINANCIAL SERVICES FUND	64
HEALTH CARE FUND	73
INTERNET FUND	80
LEISURE FUND	88
PRECIOUS METALS FUND	95
REAL ESTATE FUND	103
RETAILING FUND	111
TECHNOLOGY FUND	118
TELECOMMUNICATIONS FUND	125
TRANSPORTATION FUND	133
UTILITIES FUND	141
NOTES TO FINANCIAL STATEMENTS	148
OTHER INFORMATION	157
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	166
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	172
LIQUIDITY RISK MANAGEMENT PROGRAM	175

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

September 30, 2023

Dear Shareholder:

Security Investors, LLC (“Investment Adviser”) is pleased to present the semi-annual shareholder report for Rydex Sector Funds (“Fund” or “Funds”). This report covers performance for the six-month period ended September 30, 2023 (“Reporting Period”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2023

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Funds’ holdings in issuers of the same or similar offerings. Certain of the Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2023

Faced with a series of strong economic data releases, the market increasingly appears to be coming to the conclusion that the economy is structurally better able to withstand higher interest rates than it really is. This dynamic can be seen by examining the move in Treasury yields, with the sell-off almost entirely being due to real yields rather than inflation expectations, and with the move most pronounced at the long end of the yield curve. Digging further, however, a large portion of this shift is due to a rising term premium (the premium for unknown and unquantified risks in the future, beyond current assumptions on the path of inflation or policy rates), which is indicating greater uncertainty about the outlook.

Many forecasters are extrapolating the current year’s economic strength without recognizing the fact that growth has benefited from a number of factors this year that are unlikely to be repeated, namely an expansion of the fiscal deficit, a slowdown in inflation, and a rebound in labor supply. As these factors fade, the headwinds from tight monetary policy may be more apparent and pronounced. And the longer monetary conditions stay tight, the greater the risk of something breaking (banks and commercial real estate remain key risks). All of this suggests that the recent economic trajectory cannot be assumed to continue, especially given the substantial restraint that could be imposed by the recent rise in long-term borrowing costs.

Uncertainty is elevated given the diverging signals in the data and the fact that many traditional economic models are not “working” as they traditionally would. This uncertainty extends to the U.S. Federal Reserve, which looks set to hold off on further rate hikes while it waits to see if the data start to align with the softening conditions policymakers say they are hearing on the ground. We continue to think the gravitational pull of tight money and credit conditions could result in a slowing economy and cooler inflation over the next year, paving the way for more rate cuts than the market presently expects.

For the Reporting Period, the S&P 500® Index* returned 5.18%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -1.28%. The return of the MSCI Emerging Markets Index* was -2.05%.

In the bond market, the Bloomberg U.S. Aggregate Bond Index* posted a -4.05% return for the Reporting Period, while the Bloomberg U.S. Corporate High Yield Index* returned 2.21%. The return of the ICE Bank of America (“BofA”) 3-Month U.S. Treasury Bill Index* was 2.51% for the Reporting Period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS”(agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited) (concluded)	September 30, 2023

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® . The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® . The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® . The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® . The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® . The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® . The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® . The Information Technology index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® . The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® . The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® . The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2023 and ending September 30, 2023.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.38%	(1.50%)	$1,000.00	$985.00	$6.85
A-Class	1.64%	(1.64%)	1,000.00	983.60	8.13
C-Class	2.39%	(2.01%)	1,000.00	979.90	11.83
H-Class	1.63%	(1.63%)	1,000.00	983.70	8.08
Basic Materials Fund
Investor Class	1.39%	(5.69%)	1,000.00	943.10	6.75
A-Class	1.64%	(5.80%)	1,000.00	942.00	7.96
C-Class	2.39%	(6.15%)	1,000.00	938.50	11.58
H-Class	1.64%	(5.80%)	1,000.00	942.00	7.96
Biotechnology Fund
Investor Class	1.39%	(3.75%)	1,000.00	962.50	6.82
A-Class	1.64%	(3.86%)	1,000.00	961.40	8.04
C-Class	2.39%	(4.24%)	1,000.00	957.60	11.70
H-Class	1.64%	(3.87%)	1,000.00	961.30	8.04
Consumer Products Fund
Investor Class	1.39%	(6.76%)	1,000.00	932.40	6.72
A-Class	1.64%	(6.87%)	1,000.00	931.30	7.92
C-Class	2.39%	(7.24%)	1,000.00	927.60	11.52
H-Class	1.64%	(6.87%)	1,000.00	931.30	7.92
Electronics Fund
Investor Class	1.38%	3.56%	1,000.00	1,035.60	7.02
A-Class	1.63%	3.45%	1,000.00	1,034.50	8.29
C-Class	2.38%	3.06%	1,000.00	1,030.60	12.08
H-Class	1.64%	3.44%	1,000.00	1,034.40	8.34
Energy Fund
Investor Class	1.39%	12.05%	1,000.00	1,120.50	7.37
A-Class	1.64%	11.92%	1,000.00	1,119.20	8.69
C-Class	2.38%	11.49%	1,000.00	1,114.90	12.58
H-Class	1.62%	11.90%	1,000.00	1,119.00	8.58
Energy Services Fund
Investor Class	1.40%	25.90%	1,000.00	1,259.00	7.91
A-Class	1.63%	25.74%	1,000.00	1,257.40	9.20
C-Class	2.39%	25.26%	1,000.00	1,252.60	13.46
H-Class	1.63%	25.74%	1,000.00	1,257.40	9.20
Financial Services Fund
Investor Class	1.38%	2.04%	1,000.00	1,020.40	6.97
A-Class	1.64%	1.90%	1,000.00	1,019.00	8.28
C-Class	2.39%	1.53%	1,000.00	1,015.30	12.04
H-Class	1.64%	1.91%	1,000.00	1,019.10	8.28
Health Care Fund
Investor Class	1.39%	(2.03%)	1,000.00	979.70	6.88
A-Class	1.63%	(2.13%)	1,000.00	978.70	8.06
C-Class	2.39%	(2.50%)	1,000.00	975.00	11.80
H-Class	1.63%	(2.16%)	1,000.00	978.40	8.06

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.37%	5.82%	$1,000.00	$1,058.20	$7.05
A-Class	1.63%	5.69%	1,000.00	1,056.90	8.38
C-Class	2.38%	5.30%	1,000.00	1,053.00	12.22
H-Class	1.63%	5.69%	1,000.00	1,056.90	8.38
Leisure Fund
Investor Class	1.39%	(1.07%)	1,000.00	989.30	6.91
A-Class	1.64%	(1.20%)	1,000.00	988.00	8.15
C-Class	2.38%	(1.58%)	1,000.00	984.20	11.81
H-Class	1.63%	(1.19%)	1,000.00	988.10	8.10
Precious Metals Fund
Investor Class	1.29%	(18.95%)	1,000.00	810.50	5.84
A-Class	1.54%	(19.05%)	1,000.00	809.50	6.97
C-Class	2.29%	(19.34%)	1,000.00	806.60	10.34
H-Class	1.54%	(19.02%)	1,000.00	809.80	6.97
Real Estate Fund
A-Class	1.64%	(5.89%)	1,000.00	941.10	7.96
C-Class	2.39%	(6.21%)	1,000.00	937.90	11.58
H-Class	1.64%	(5.88%)	1,000.00	941.20	7.96
Retailing Fund
Investor Class	1.38%	(5.12%)	1,000.00	948.80	6.72
A-Class	1.63%	(5.22%)	1,000.00	947.80	7.94
C-Class	2.38%	(5.55%)	1,000.00	944.50	11.57
H-Class	1.64%	(5.23%)	1,000.00	947.70	7.99
Technology Fund
Investor Class	1.38%	7.45%	1,000.00	1,074.50	7.16
A-Class	1.63%	7.31%	1,000.00	1,073.10	8.45
C-Class	2.38%	6.91%	1,000.00	1,069.10	12.31
H-Class	1.62%	7.31%	1,000.00	1,073.10	8.40
Telecommunications Fund
Investor Class	1.37%	(6.23%)	1,000.00	937.70	6.64
A-Class	1.64%	(6.27%)	1,000.00	937.30	7.94
C-Class	2.39%	(6.65%)	1,000.00	933.50	11.55
H-Class	1.64%	(6.27%)	1,000.00	937.30	7.94
Transportation Fund
Investor Class	1.38%	3.56%	1,000.00	1,035.60	7.02
A-Class	1.63%	3.43%	1,000.00	1,034.30	8.29
C-Class	2.39%	3.05%	1,000.00	1,030.50	12.13
H-Class	1.64%	3.45%	1,000.00	1,034.50	8.34
Utilities Fund
Investor Class	1.39%	(11.84%)	1,000.00	881.60	6.54
A-Class	1.64%	(11.93%)	1,000.00	880.70	7.71
C-Class	2.39%	(12.27%)	1,000.00	877.30	11.22
H-Class	1.64%	(11.93%)	1,000.00	880.70	7.71

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.38%	5.00%	$1,000.00	$1,018.10	$6.96
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
Basic Materials Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.05	7.01
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Biotechnology Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.05	7.01
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Consumer Products Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.05	7.01
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Electronics Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.10	6.96
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Energy Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.05	7.01
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
Energy Services Fund
Investor Class	1.40%	5.00%	1,000.00	1,018.00	7.06
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
Financial Services Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.10	6.96
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Health Care Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.05	7.01
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.63%	5.00%	1,000.00	1,016.85	8.22

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.37%	5.00%	$1,000.00	$1,018.15	$6.91
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
Leisure Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.05	7.01
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
Precious Metals Fund
Investor Class	1.29%	5.00%	1,000.00	1,018.55	6.51
A-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
C-Class	2.29%	5.00%	1,000.00	1,013.55	11.53
H-Class	1.54%	5.00%	1,000.00	1,017.30	7.77
Real Estate Fund
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Retailing Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.10	6.96
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Technology Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.10	6.96
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.38%	5.00%	1,000.00	1,013.10	11.98
H-Class	1.62%	5.00%	1,000.00	1,016.90	8.17
Telecommunications Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.15	6.91
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Transportation Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.10	6.96
A-Class	1.63%	5.00%	1,000.00	1,016.85	8.22
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
Utilities Fund
Investor Class	1.39%	5.00%	1,000.00	1,018.05	7.01
A-Class	1.64%	5.00%	1,000.00	1,016.80	8.27
C-Class	2.39%	5.00%	1,000.00	1,013.05	12.03
H-Class	1.64%	5.00%	1,000.00	1,016.80	8.27

[1]	Annualized and excludes expense of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2023 to September 30, 2023.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings	% of Total Net Assets
Wells Fargo & Co.	4.1%
Citigroup, Inc.	4.1%
JPMorgan Chase & Co.	4.1%
Bank of America Corp.	3.9%
PNC Financial Services Group, Inc.	3.6%
U.S. Bancorp	3.4%
Truist Financial Corp.	3.0%
Capital One Financial Corp.	2.9%
Bank of New York Mellon Corp.	2.8%
M&T Bank Corp.	2.4%
Top Ten Total	34.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(1.50%)	(12.78%)	(2.01%)	3.16%
A-Class Shares	(1.64%)	(13.02%)	(2.35%)	2.86%
A-Class Shares with sales charge‡	(6.31%)	(17.15%)	(3.29%)	2.36%
C-Class Shares	(2.01%)	(13.65%)	(3.07%)	2.10%
C-Class Shares with CDSC§	(2.98%)	(14.48%)	(3.07%)	2.10%
H-Class Shares**	(1.63%)	(13.01%)	(2.35%)	2.83%
S&P 500 Financials Index	4.15%	11.73%	6.04%	9.69%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financial Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
BANKING FUND

	Shares	Value
COMMON STOCKS† - 98.7%

Banks - 93.0%
Wells Fargo & Co.	5,940	$242,708
Citigroup, Inc.	5,892	242,338
JPMorgan Chase & Co.	1,671	242,328
Bank of America Corp.	8,552	234,154
PNC Financial Services Group, Inc.	1,741	213,743
U.S. Bancorp	6,139	202,955
Truist Financial Corp.	6,336	181,273
Bank of New York Mellon Corp.	3,877	165,354
M&T Bank Corp.	1,111	140,486
State Street Corp.	1,955	130,907
Fifth Third Bancorp	4,799	121,559
Regions Financial Corp.	6,819	117,287
Huntington Bancshares, Inc.	10,894	113,298
Northern Trust Corp.	1,526	106,026
Citizens Financial Group, Inc.	3,852	103,234
Toronto-Dominion Bank	1,586	95,572
NU Holdings Limited/Cayman Islands — Class A*	13,143	95,287
KeyCorp	8,720	93,827
East West Bancorp, Inc.	1,532	80,752
ICICI Bank Ltd. ADR	3,394	78,469
Webster Financial Corp.	1,922	77,476
HDFC Bank Ltd. ADR	1,221	72,051
Royal Bank of Canada	820	71,701
First Horizon Corp.	6,449	71,068
Commerce Bancshares, Inc.	1,474	70,723
Bank of Nova Scotia[1]	1,530	69,753
Cullen/Frost Bankers, Inc.	757	69,046
Zions Bancorp North America	1,963	68,489
Popular, Inc.	1,067	67,232
Comerica, Inc.	1,610	66,895
Pinnacle Financial Partners, Inc.	987	66,168
SouthState Corp.	979	65,945
Prosperity Bancshares, Inc.	1,197	65,332
Western Alliance Bancorporation	1,395	64,128
HSBC Holdings plc ADR[1]	1,618	63,846
Wintrust Financial Corp.	842	63,571
Columbia Banking System, Inc.	3,042	61,753
Old National Bancorp	4,126	59,992
FNB Corp.	5,343	57,651
Bank OZK	1,554	57,607
Cadence Bank	2,696	57,209
Synovus Financial Corp.	2,046	56,879
First Citizens BancShares, Inc. — Class A	41	56,584
Bank of Montreal	669	56,444
United Bankshares, Inc.	2,037	56,201
Valley National Bancorp	6,431	55,049
UBS Group AG*	2,199	54,205
First Financial Bankshares, Inc.	2,124	53,355
Canadian Imperial Bank of Commerce	1,354	52,278
United Community Banks, Inc.	2,011	51,100
Hancock Whitney Corp.	1,378	50,972
Texas Capital Bancshares, Inc.*	823	48,475
Associated Banc-Corp.	2,782	47,600
UMB Financial Corp.	766	47,530
Ameris Bancorp	1,216	46,682
First Hawaiian, Inc.	2,488	44,908
Cathay General Bancorp	1,291	44,875
Deutsche Bank AG1	4,023	44,213
CVB Financial Corp.	2,605	43,165
First Interstate BancSystem, Inc. — Class A	1,713	42,722
Banco Bradesco S.A. ADR	14,773	42,103
Fulton Financial Corp.	3,328	40,302
Seacoast Banking Corporation of Florida	1,782	39,133
Independent Bank Corp.	678	33,283
PacWest Bancorp	3,666	28,998
Total Banks		5,526,249

Diversified Financial Services - 3.0%
Capital One Financial Corp.	1,800	174,690

Savings & Loans - 2.7%
New York Community Bancorp, Inc.	7,323	83,043
Pacific Premier Bancorp, Inc.	1,930	41,997
Washington Federal, Inc.	1,467	37,585
Total Savings & Loans		162,625

Total Common Stocks
(Cost $5,133,919)		5,863,564

PREFERRED STOCKS† - 1.1%
Financial - 1.1%
Itau Unibanco Holding S.A.
ADR	12,606	67,694

Total Preferred Stocks
(Cost $59,370)		67,694

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.1%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$4,151	4,151
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	1,612	1,612
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	1,596	1,596
Total Repurchase Agreements
(Cost $7,359)		7,359

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
BANKING FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 2.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	136,977	$136,977
Total Securities Lending Collateral
(Cost $136,977)		136,977

Total Investments - 102.2%
(Cost $5,337,625)		$6,075,594
Other Assets & Liabilities, net - (2.2)%		(131,579)
Total Net Assets - 100.0%		$5,944,015

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,863,564	$—	$—	$5,863,564
Preferred Stocks	67,694	—	—	67,694
Repurchase Agreements	—	7,359	—	7,359
Securities Lending Collateral	136,977	—	—	136,977
Total Assets	$6,068,235	$7,359	$—	$6,075,594

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $133,314 of securities loaned (cost $5,330,266)	$6,068,235
Repurchase agreements, at value (cost $7,359)	7,359
Receivables:
Dividends	18,791
Foreign tax reclaims	1,060
Fund shares sold	700
Securities lending income	40
Interest	2
Total assets	6,096,187

Liabilities:
Payable for:
Return of securities lending collateral	136,977
Fund shares redeemed	5,402
Management fees	3,896
Transfer agent	1,519
Distribution and service fees	877
Portfolio accounting and administration fees	469
Trustees’ fees*	94
Miscellaneous	2,938
Total liabilities	152,172
Net assets	$5,944,015

Net assets consist of:
Paid in capital	$16,718,963
Total distributable earnings (loss)	(10,774,948)
Net assets	$5,944,015

Investor Class:
Net assets	$3,104,411
Capital shares outstanding	44,709
Net asset value per share	$69.44

A-Class:
Net assets	$2,360,456
Capital shares outstanding	38,302
Net asset value per share	$61.63
Maximum offering price per share (Net asset value divided by 95.25%)	$64.69

C-Class:
Net assets	$369,792
Capital shares outstanding	7,038
Net asset value per share	$52.54

H-Class:
Net assets	$109,356
Capital shares outstanding	1,827
Net asset value per share	$59.86

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $2,295)	$152,466
Interest	845
Income from securities lending, net	1,545
Total investment income	154,856

Expenses:
Management fees	32,724
Distribution and service fees:
A-Class	3,501
C-Class	2,809
H-Class	168
Transfer agent	7,824
Portfolio accounting and administration fees	5,868
Registration fees	3,519
Professional fees	1,582
Trustees’ fees*	606
Custodian fees	522
Line of credit fees	83
Miscellaneous	1,149
Total expenses	60,355
Less:
Expenses reimbursed by Adviser	(568)
Net expenses	59,787
Net investment income	95,069

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	132,305
Net realized gain	132,305
Net change in unrealized appreciation (depreciation) on:
Investments	47,146
Net change in unrealized appreciation (depreciation)	47,146
Net realized and unrealized gain	179,451
Net increase in net assets resulting from operations	$274,520

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$95,069	$124,157
Net realized gain on investments	132,305	1,142,823
Net change in unrealized appreciation (depreciation) on investments	47,146	(4,044,030)
Net increase (decrease) in net assets resulting from operations	274,520	(2,777,050)

Distributions to shareholders:
Investor Class	—	(141,982)
A-Class	—	(115,109)
C-Class	—	(38,799)
H-Class	—	(4,792)
Total distributions to shareholders	—	(300,682)

Capital share transactions:
Proceeds from sale of shares
Investor Class	15,155,143	37,557,660
A-Class	2,350,154	1,993,053
C-Class	41,110	389,919
H-Class	84,654	540,677
Distributions reinvested
Investor Class	—	140,351
A-Class	—	113,828
C-Class	—	38,698
H-Class	—	4,695
Cost of shares redeemed
3Investor Class	(13,914,086)	(39,145,083)
A-Class	(2,803,117)	(2,695,148)
C-Class	(479,326)	(1,161,889)
H-Class	(83,687)	(2,535,748)
Net increase (decrease) from capital share transactions	350,845	(4,758,987)
Net increase (decrease) in net assets	625,365	(7,836,719)

Net assets:
Beginning of period	5,318,650	13,155,369
End of period	$5,944,015	$5,318,650

Capital share activity:
Shares sold
Investor Class	213,523	422,891
A-Class	37,067	26,938
C-Class	769	5,630
H-Class	1,313	7,214
Shares issued from reinvestment of distributions
Investor Class	—	1,726
A-Class	—	1,574
C-Class	—	624
H-Class	—	67
Shares redeemed
Investor Class	(190,537)	(445,428)
A-Class	(44,174)	(34,617)
C-Class	(9,177)	(16,813)
H-Class	(1,358)	(32,132)
Net increase (decrease) in shares	7,426	(62,326)

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$70.50	$99.66	$95.71	$51.83	$74.58	$86.27
Income (loss) from investment operations:
Net investment income (loss)[b]	.96	1.43	1.03	1.25	1.14	.81
Net gain (loss) on investments (realized and unrealized)	(2.02)[e]	(28.00)	3.42	44.89	(23.38)	(10.92)
Total from investment operations	(1.06)	(26.57)	4.45	46.14	(22.24)	(10.11)
Less distributions from:
Net investment income	—	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Total distributions	—	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Net asset value, end of period	$69.44	$70.50	$99.66	$95.71	$51.83	$74.58

Total Return	(1.50%)	(27.01%)	4.62%	90.06%	(30.08%)	(11.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,104	$1,531	$4,239	$9,027	$17,507	$5,997
Ratios to average net assets:
Net investment income (loss)	2.66%	1.62%	1.02%	1.79%	1.47%	0.97%
Total expenses	1.40%	1.40%	1.36%	1.43%	1.48%	1.46%
Net expenses	1.38%[c]	1.40%	1.36%	1.43%	1.48%	1.46%
Portfolio turnover rate	202%	384%	501%	799%	360%	633%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$62.66	$89.12	$85.85	$46.98	$67.81	$78.80
Income (loss) from investment operations:
Net investment income (loss)[b]	.74	1.08	.71	1.02	.87	.57
Net gain (loss) on investments (realized and unrealized)	(1.77)[e]	(24.95)	3.06	40.11	(21.19)	(9.98)
Total from investment operations	(1.03)	(23.87)	3.77	41.13	(20.32)	(9.41)
Less distributions from:
Net investment income	—	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Total distributions	—	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Net asset value, end of period	$61.63	$62.66	$89.12	$85.85	$46.98	$67.81

Total Return[d]	(1.64%)	(27.18%)	4.36%	88.72%	(30.25%)	(11.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,360	$2,845	$4,591	$4,050	$2,789	$4,849
Ratios to average net assets:
Net investment income (loss)	2.35%	1.38%	0.77%	1.67%	1.23%	0.76%
Total expenses	1.65%	1.65%	1.61%	1.69%	1.73%	1.72%
Net expenses	1.64%[c]	1.65%	1.61%	1.69%	1.73%	1.72%
Portfolio turnover rate	202%	384%	501%	799%	360%	633%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$53.62	$77.28	$75.07	$41.57	$60.51	$71.05
Income (loss) from investment operations:
Net investment income (loss)[b]	.43	.41	.03	.49	.31	(.05)
Net gain (loss) on investments (realized and unrealized)	(1.51)[e]	(21.48)	2.68	35.27	(18.74)	(8.91)
Total from investment operations	(1.08)	(21.07)	2.71	35.76	(18.43)	(8.96)
Less distributions from:
Net investment income	—	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Total distributions	—	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Net asset value, end of period	$52.54	$53.62	$77.28	$75.07	$41.57	$60.51

Total Return[d]	(2.01%)	(27.73%)	3.58%	87.34%	(30.78%)	(12.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$370	$828	$2,010	$892	$764	$1,284
Ratios to average net assets:
Net investment income (loss)	1.61%	0.61%	0.03%	0.93%	0.49%	(0.07%)
Total expenses	2.41%	2.40%	2.36%	2.45%	2.48%	2.46%
Net expenses	2.39%[c]	2.40%	2.36%	2.45%	2.48%	2.46%
Portfolio turnover rate	202%	384%	501%	799%	360%	633%

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$60.85	$86.66	$83.48	$45.73	$66.00	$76.78
Income (loss) from investment operations:
Net investment income (loss)[b]	.76	.91	.63	.85	.74	.45
Net gain (loss) on investments (realized and unrealized)	(1.75)[e]	(24.13)	3.05	39.16	(20.50)	(9.65)
Total from investment operations	(0.99)	(23.22)	3.68	40.01	(19.76)	(9.20)
Less distributions from:
Net investment income	—	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Total distributions	—	(2.59)	(.50)	(2.26)	(.51)	(1.58)
Net asset value, end of period	$59.86	$60.85	$86.66	$83.48	$45.73	$66.00

Total Return	(1.63%)	(27.18%)	4.38%	88.66%	(30.24%)	(11.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$109	$114	$2,316	$4,601	$162	$1,531
Ratios to average net assets:
Net investment income (loss)	2.47%	1.16%	0.71%	1.15%	1.02%	0.60%
Total expenses	1.65%	1.65%	1.60%	1.63%	1.74%	1.70%
Net expenses	1.63%[c]	1.65%	1.60%	1.63%	1.74%	1.70%
Portfolio turnover rate	202%	384%	501%	799%	360%	633%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings	% of Total Net Assets
Linde plc	4.8%
Air Products and Chemicals, Inc.	2.9%
Sherwin-Williams Co.	2.7%
Freeport-McMoRan, Inc.	2.6%
Vale S.A. ADR	2.5%
Ecolab, Inc.	2.3%
Corteva, Inc.	2.3%
Nucor Corp.	2.2%
Dow, Inc.	2.2%
DuPont de Nemours, Inc.	2.0%
Top Ten Total	26.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(5.69%)	13.35%	7.00%	6.41%
A-Class Shares	(5.80%)	13.08%	6.73%	6.15%
A-Class Shares with sales charge‡	(10.27%)	7.71%	5.70%	5.63%
C-Class Shares	(6.15%)	12.21%	5.93%	5.35%
C-Class Shares with CDSC§	(7.09%)	11.21%	5.93%	5.35%
H-Class Shares**	(5.80%)	13.04%	6.72%	6.09%
S&P 500 Materials Index	(1.61%)	18.05%	8.61%	8.70%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Chemicals - 39.8%
Linde plc	3,862	$1,438,016
Air Products and Chemicals, Inc.	3,029	858,419
Sherwin-Williams Co.	3,213	819,476
Ecolab, Inc.	4,082	691,491
Dow, Inc.	12,671	653,317
DuPont de Nemours, Inc.	8,133	606,640
PPG Industries, Inc.	4,590	595,782
LyondellBasell Industries N.V. — Class A	5,698	539,601
Nutrien Ltd.	7,861	485,495
Albemarle Corp.	2,760	469,310
CF Industries Holdings, Inc.	5,343	458,109
International Flavors & Fragrances, Inc.	6,668	454,557
Celanese Corp. — Class A	3,164	397,145
Mosaic Co.	10,557	375,829
RPM International, Inc.	3,923	371,940
Eastman Chemical Co.	4,265	327,211
FMC Corp.	4,669	312,683
Olin Corp.	5,529	276,339
Axalta Coating Systems Ltd.*	9,908	266,525
Westlake Corp.	1,821	227,024
Valvoline, Inc.	6,995	225,519
Element Solutions, Inc.	11,475	225,025
Huntsman Corp.	8,858	216,135
Ashland, Inc.	2,622	214,165
Chemours Co.	7,530	211,216
Livent Corp.*	10,141	186,696
Total Chemicals		11,903,665

Mining - 24.0%
Freeport-McMoRan, Inc.	21,028	784,134
Newmont Corp.	15,823	584,660
Barrick Gold Corp.	38,750	563,812
Rio Tinto plc ADR	7,653	487,037
BHP Group Ltd. ADR	8,139	462,946
Agnico Eagle Mines Ltd.	8,164	371,054
Wheaton Precious Metals Corp.	8,436	342,080
Pan American Silver Corp.	20,082	290,787
Royal Gold, Inc.	2,680	284,964
Franco-Nevada Corp.	2,068	276,057
Anglogold Ashanti plc	17,438	275,520
Southern Copper Corp.	3,657	275,336
Kinross Gold Corp.	59,572	271,648
Gold Fields Ltd. ADR[1]	24,372	264,680
Alcoa Corp.	8,926	259,390
Sibanye Stillwater Ltd. ADR[1]	40,751	251,434
Alamos Gold, Inc. — Class A	20,376	230,045
Lithium Americas Corp.*,1	12,172	207,046
First Majestic Silver Corp.	39,251	201,358
SSR Mining, Inc.	12,977	172,464
MP Materials Corp.*	9,008	172,053
Hecla Mining Co.	38,425	150,242
Total Mining		7,178,747

Iron & Steel - 13.0%
Vale S.A. ADR	56,996	763,746
Nucor Corp.	4,189	654,950
Steel Dynamics, Inc.	4,207	451,075
Reliance Steel & Aluminum Co.	1,570	411,701
Cleveland-Cliffs, Inc.*	20,706	323,635
ArcelorMittal S.A.	11,533	288,671
United States Steel Corp.	8,809	286,116
Commercial Metals Co.	5,107	252,337
ATI, Inc.*	5,881	242,003
Gerdau S.A. ADR	46,231	220,522
Total Iron & Steel		3,894,756

Packaging & Containers - 9.1%
Ball Corp.	8,577	426,963
Packaging Corporation of America	2,711	416,274
Amcor plc	40,068	367,023
Crown Holdings, Inc.	4,015	355,247
Westrock Co.	9,397	336,413
Berry Global Group, Inc.	4,777	295,744
Graphic Packaging Holding Co.	12,937	288,236
Sealed Air Corp.	7,292	239,615
Total Packaging & Containers		2,725,515

Building Materials - 5.1%
Vulcan Materials Co.	2,702	545,858
Martin Marietta Materials, Inc.	1,304	535,266
Eagle Materials, Inc.	1,542	256,774
Louisiana-Pacific Corp.	3,605	199,248
Total Building Materials		1,537,146

Coal - 2.8%
Teck Resources Ltd. — Class B	11,585	499,198
Alpha Metallurgical Resources, Inc.	661	171,681
Arch Resources, Inc.	897	153,082
Total Coal		823,961

Biotechnology - 2.3%
Corteva, Inc.	13,191	674,852

Household Products & Housewares - 1.4%
Avery Dennison Corp.	2,304	420,872

Forest Products & Paper - 1.3%
International Paper Co.	11,190	396,910

Housewares - 0.5%
Scotts Miracle-Gro Co. — Class A	3,130	161,758

Healthcare-Services - 0.3%
Ginkgo Bioworks Holdings, Inc.*,1	49,551	89,687

Total Common Stocks
(Cost $19,813,498)		29,807,869

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
BASIC MATERIALS FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 1.0%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$169,749	$169,749
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	65,940	65,940
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	65,288	65,288
Total Repurchase Agreements
(Cost $300,977)		300,977

	Shares
SECURITIES LENDING COLLATERAL†,3 - 2.1%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	630,120	630,120
Total Securities Lending Collateral
(Cost $630,120)		630,120

Total Investments - 102.7%
(Cost $20,744,595)		$30,738,966
Other Assets & Liabilities, net - (2.7)%		(794,943)
Total Net Assets - 100.0%		$29,944,023

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,807,869	$—	$—	$29,807,869
Repurchase Agreements	—	300,977	—	300,977
Securities Lending Collateral	630,120	—	—	630,120
Total Assets	$30,437,989	$300,977	$—	$30,738,966

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $602,085 of securities loaned (cost $20,443,618)	$30,437,989
Repurchase agreements, at value (cost $300,977)	300,977
Cash	920
Receivables:
Dividends	36,828
Fund shares sold	1,044
Foreign tax reclaims	837
Securities lending income	690
Interest	89
Total assets	30,779,374

Liabilities:
Payable for:
Return of securities lending collateral	630,120
Deferred foreign capital gain taxes	130,382
Fund shares redeemed	26,369
Management fees	21,651
Transfer agent	7,413
Distribution and service fees	3,554
Portfolio accounting and administration fees	2,608
Trustees’ fees*	410
Miscellaneous	12,844
Total liabilities	835,351
Net assets	$29,944,023

Net assets consist of:
Paid in capital	$23,912,245
Total distributable earnings (loss)	6,031,778
Net assets	$29,944,023

Investor Class:
Net assets	$19,917,097
Capital shares outstanding	261,807
Net asset value per share	$76.08

A-Class:
Net assets	$6,711,553
Capital shares outstanding	96,184
Net asset value per share	$69.78
Maximum offering price per share (Net asset value divided by 95.25%)	$73.26

C-Class:
Net assets	$2,200,094
Capital shares outstanding	37,752
Net asset value per share	$58.28

H-Class:
Net assets	$1,115,279
Capital shares outstanding	16,553
Net asset value per share	$67.38

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $7,517)	$345,522
Interest	6,744
Income from securities lending, net	5,109
Total investment income	357,375

Expenses:
Management fees	139,345
Distribution and service fees:
A-Class	8,935
C-Class	12,500
H-Class	1,657
Transfer agent	34,131
Portfolio accounting and administration fees	24,986
Registration fees	17,535
Professional fees	8,047
Trustees’ fees*	3,278
Custodian fees	2,248
Line of credit fees	34
Miscellaneous	192
Total expenses	252,888
Less:
Expenses reimbursed by Adviser	(2,667)
Net expenses	250,221
Net investment income	107,154

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,007,617
Net realized gain	1,007,617
Net change in unrealized appreciation (depreciation) on:
Investments	(3,081,627)
Net change in unrealized appreciation (depreciation)	(3,081,627)
Net realized and unrealized loss	(2,074,010)
Net decrease in net assets resulting from operations	$(1,966,856)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$107,154	$394,270
Net realized gain on investments	1,007,617	999,821
Net change in unrealized appreciation (depreciation) on investments	(3,081,627)	(10,382,838)
Net decrease in net assets resulting from operations	(1,966,856)	(8,988,747)

Distributions to shareholders:
Investor Class	—	(383,064)
A-Class	—	(129,402)
C-Class	—	(58,507)
H-Class	—	(72,279)
Total distributions to shareholders	—	(643,252)

Capital share transactions:
Proceeds from sale of shares
Investor Class	9,161,761	49,912,072
A-Class	868,688	2,856,561
C-Class	309,470	1,128,838
H-Class	44,121	5,008,351
Distributions reinvested
Investor Class	—	372,564
A-Class	—	123,203
C-Class	—	58,257
H-Class	—	72,218
Cost of shares redeemed
Investor Class	(11,093,702)	(70,700,665)
A-Class	(1,295,584)	(2,088,268)
C-Class	(585,459)	(1,903,212)
H-Class	(415,720)	(13,113,466)
Net decrease from capital share transactions	(3,006,425)	(28,273,547)
Net decrease in net assets	(4,973,281)	(37,905,546)

Net assets:
Beginning of period	34,917,304	72,822,850
End of period	$29,944,023	$34,917,304

Capital share activity:
Shares sold
Investor Class	114,980	592,203
A-Class	11,858	38,096
C-Class	5,053	17,926
H-Class	627	68,572
Shares issued from reinvestment of distributions
Investor Class	—	4,847
A-Class	—	1,744
C-Class	—	982
H-Class	—	1,059
Shares redeemed
Investor Class	(140,334)	(878,910)
A-Class	(17,770)	(28,466)
C-Class	(9,599)	(31,357)
H-Class	(5,928)	(178,116)
Net decrease in shares	(41,113)	(391,420)

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$80.67	$89.73	$78.37	$42.39	$58.04	$60.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.89	.60	.43	.43	.35
Net gain (loss) on investments (realized and unrealized)	(4.90)	(8.66)	12.39	37.12	(13.42)	(1.85)
Total from investment operations	(4.59)	(7.77)	12.99	37.55	(12.99)	(1.50)
Less distributions from:
Net investment income	—	(1.29)	—	(.54)	(.90)	(.24)
Net realized gains	—	—	(1.63)	(1.03)	(1.76)	(.59)
Total distributions	—	(1.29)	(1.63)	(1.57)	(2.66)	(.83)
Net asset value, end of period	$76.08	$80.67	$89.73	$78.37	$42.39	$58.04

Total Return	(5.69%)	(8.59%)	16.72%	89.00%	(23.61%)	(2.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,917	$23,164	$51,058	$38,112	$13,313	$26,704
Ratios to average net assets:
Net investment income (loss)	0.79%	1.11%	0.71%	0.67%	0.74%	0.59%
Total expenses	1.40%	1.39%	1.36%	1.43%	1.48%	1.47%
Net expenses	1.39%[c]	1.39%	1.36%	1.43%	1.48%	1.47%
Portfolio turnover rate	25%	126%	169%	162%	67%	247%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$74.08	$82.73	$72.55	$39.41	$54.27	$56.66
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.56	.35	.25	.26	.25
Net gain (loss) on investments (realized and unrealized)	(4.50)	(7.92)	11.46	34.46	(12.46)	(1.81)
Total from investment operations	(4.30)	(7.36)	11.81	34.71	(12.20)	(1.56)
Less distributions from:
Net investment income	—	(1.29)	—	(.54)	(.90)	(.24)
Net realized gains	—	—	(1.63)	(1.03)	(1.76)	(.59)
Total distributions	—	(1.29)	(1.63)	(1.57)	(2.66)	(.83)
Net asset value, end of period	$69.78	$74.08	$82.73	$72.55	$39.41	$54.27

Total Return[d]	(5.80%)	(8.83%)	16.43%	88.52%	(23.80%)	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,712	$7,563	$7,506	$5,599	$2,966	$6,810
Ratios to average net assets:
Net investment income (loss)	0.56%	0.77%	0.45%	0.44%	0.48%	0.45%
Total expenses	1.65%	1.64%	1.61%	1.69%	1.73%	1.72%
Net expenses	1.64%[c]	1.63%	1.61%	1.69%	1.73%	1.72%
Portfolio turnover rate	25%	126%	169%	162%	67%	247%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$62.10	$70.12	$62.18	$34.17	$47.73	$50.32
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	— [e]	(.18)	(.17)	(.11)	(.21)
Net gain (loss) on investments (realized and unrealized)	(3.76)	(6.73)	9.75	29.75	(10.79)	(1.55)
Total from investment operations	(3.82)	(6.73)	9.57	29.58	(10.90)	(1.76)
Less distributions from:
Net investment income	—	(1.29)	—	(.54)	(.90)	(.24)
Net realized gains	—	—	(1.63)	(1.03)	(1.76)	(.59)
Total distributions	—	(1.29)	(1.63)	(1.57)	(2.66)	(.83)
Net asset value, end of period	$58.28	$62.10	$70.12	$62.18	$34.17	$47.73

Total Return[d]	(6.15%)	(9.51%)	15.57%	87.07%	(24.35%)	(3.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,200	$2,627	$3,839	$2,534	$1,526	$2,930
Ratios to average net assets:
Net investment income (loss)	(0.21%)	— [f]	(0.27%)	(0.34%)	(0.23%)	(0.42%)
Total expenses	2.40%	2.39%	2.36%	2.44%	2.47%	2.47%
Net expenses	2.39%[c]	2.39%	2.36%	2.44%	2.47%	2.47%
Portfolio turnover rate	25%	126%	169%	162%	67%	247%

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$71.53	$79.95	$70.17	$38.15	$52.62	$54.95
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.28	.56	.19	.27	.12
Net gain (loss) on investments (realized and unrealized)	(4.33)	(7.41)	10.85	33.40	(12.08)	(1.62)
Total from investment operations	(4.15)	(7.13)	11.41	33.59	(11.81)	(1.50)
Less distributions from:
Net investment income	—	(1.29)	—	(.54)	(.90)	(.24)
Net realized gains	—	—	(1.63)	(1.03)	(1.76)	(.59)
Total distributions	—	(1.29)	(1.63)	(1.57)	(2.66)	(.83)
Net asset value, end of period	$67.38	$71.53	$79.95	$70.17	$38.15	$52.62

Total Return	(5.80%)	(8.85%)	16.42%	88.51%	(23.81%)	(2.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,115	$1,563	$10,420	$2,108	$825	$1,424
Ratios to average net assets:
Net investment income (loss)	0.51%	0.38%	0.73%	0.33%	0.51%	0.21%
Total expenses	1.65%	1.65%	1.60%	1.68%	1.72%	1.71%
Net expenses	1.64%[c]	1.65%	1.60%	1.68%	1.72%	1.71%
Portfolio turnover rate	25%	126%	169%	162%	67%	247%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Less than $0.01 per share.
[f]	Less than 0.01% or (0.01%).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings	% of Total Net Assets
AbbVie, Inc.	8.8%
Amgen, Inc.	6.7%
Gilead Sciences, Inc.	5.0%
Vertex Pharmaceuticals, Inc.	4.5%
Regeneron Pharmaceuticals, Inc.	4.5%
Corteva, Inc.	3.4%
Biogen, Inc.	3.3%
Moderna, Inc.	3.1%
Seagen, Inc.	3.0%
AstraZeneca plc ADR	3.0%
Top Ten Total	45.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(3.75%)	3.41%	0.67%	6.10%
A-Class Shares	(3.86%)	3.15%	0.42%	5.84%
A-Class Shares with sales charge‡	(8.43%)	(1.75%)	(0.55%)	5.32%
C-Class Shares	(4.24%)	2.38%	(0.33%)	5.05%
C-Class Shares with CDSC§	(5.20%)	1.38%	(0.33%)	5.05%
H-Class Shares**	(3.87%)	3.15%	0.42%	5.79%
S&P 500 Health Care Index	0.22%	8.18%	8.21%	11.74%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
BIOTECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Biotechnology - 74.6%
Amgen, Inc.	25,911	$6,963,840
Gilead Sciences, Inc.	70,341	5,271,355
Vertex Pharmaceuticals, Inc.*	13,479	4,687,187
Regeneron Pharmaceuticals, Inc.*	5,693	4,685,111
Corteva, Inc.	68,596	3,509,371
Biogen, Inc.*	13,457	3,458,584
Moderna, Inc.*	31,430	3,246,405
Seagen, Inc.*	14,995	3,181,189
Horizon Therapeutics plc*	25,334	2,930,890
Illumina, Inc.*	18,070	2,480,650
BioMarin Pharmaceutical, Inc.*	26,119	2,311,009
Alnylam Pharmaceuticals, Inc.*	12,825	2,271,308
Royalty Pharma plc — Class A	76,578	2,078,327
Sarepta Therapeutics, Inc.*	15,464	1,874,546
Incyte Corp.*	30,841	1,781,685
United Therapeutics Corp.*	6,892	1,556,696
Ionis Pharmaceuticals, Inc.*	33,371	1,513,709
Exelixis, Inc.*	67,625	1,477,606
Argenx SE ADR*	2,792	1,372,631
Halozyme Therapeutics, Inc.*	33,480	1,278,936
CRISPR Therapeutics AG*	27,329	1,240,463
BioNTech SE ADR*	11,189	1,215,573
ImmunoGen, Inc.*	72,205	1,145,893
Amicus Therapeutics, Inc.*	87,004	1,057,969
Insmed, Inc.*	41,844	1,056,561
Apellis Pharmaceuticals, Inc.*	27,700	1,053,708
Mirati Therapeutics, Inc.*	23,632	1,029,410
Guardant Health, Inc.*	30,961	917,684
Arrowhead Pharmaceuticals, Inc.*	32,836	882,303
Karuna Therapeutics, Inc.*	5,104	863,035
Intellia Therapeutics, Inc.*	27,155	858,641
Cytokinetics, Inc.*	28,921	852,013
Blueprint Medicines Corp.*	16,675	837,419
ACADIA Pharmaceuticals, Inc.*	38,965	812,031
Ultragenyx Pharmaceutical, Inc.*	22,422	799,344
Denali Therapeutics, Inc.*	36,904	761,330
Beam Therapeutics, Inc.*	30,154	725,204
BioCryst Pharmaceuticals, Inc.*	95,227	674,207
Prothena Corporation plc*	13,283	640,905
Twist Bioscience Corp.*	27,842	564,079
TG Therapeutics, Inc.*	63,154	527,967
Vir Biotechnology, Inc.*	55,138	516,643
PTC Therapeutics, Inc.*	22,803	511,015
Novavax, Inc.*,1	57,330	415,069
Total Biotechnology		77,889,501

Pharmaceuticals - 20.9%
AbbVie, Inc.	61,485	9,164,954
AstraZeneca plc ADR	45,792	3,101,034
Viatris, Inc.	196,801	1,940,458
Neurocrine Biosciences, Inc.*	17,078	1,921,275
Jazz Pharmaceuticals plc*	12,127	1,569,719
Alkermes plc*	51,027	1,429,266
Vaxcyte, Inc.*	21,320	1,086,894
Ironwood Pharmaceuticals, Inc. — Class A*	72,533	698,493
Catalyst Pharmaceuticals, Inc.*	49,729	581,332
Madrigal Pharmaceuticals, Inc.*	2,214	323,332
Total Pharmaceuticals		21,816,757

Healthcare-Products - 2.9%
Exact Sciences Corp.*	27,755	1,893,446
Natera, Inc.*	25,453	1,126,295
Total Healthcare-Products		3,019,741

Healthcare-Services - 1.1%
Medpace Holdings, Inc.*	4,842	1,172,393

Total Common Stocks
(Cost $55,028,898)		103,898,392

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$367,031	367,031
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	142,574	142,574
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	141,166	141,166
Total Repurchase Agreements
(Cost $650,771)		650,771

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
BIOTECHNOLOGY FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	313,928	$313,928
Total Securities Lending Collateral
(Cost $313,928)		313,928

Total Investments - 100.4%
(Cost $55,993,597)		$104,863,091
Other Assets & Liabilities, net - (0.4)%		(374,418)
Total Net Assets - 100.0%		$104,488,673

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$103,898,392	$—	$—	$103,898,392
Repurchase Agreements	—	650,771	—	650,771
Securities Lending Collateral	313,928	—	—	313,928
Total Assets	$104,212,320	$650,771	$—	$104,863,091

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $303,045 of securities loaned (cost $55,342,826)	$104,212,320
Repurchase agreements, at value (cost $650,771)	650,771
Cash	1,190,068
Receivables:
Fund shares sold	114,238
Foreign tax reclaims	4,335
Securities lending income	1,975
Interest	191
Total assets	106,173,898

Liabilities:
Payable for:
Securities purchased	1,140,580
Return of securities lending collateral	313,928
Management fees	77,768
Fund shares redeemed	65,787
Transfer agent fees	26,316
Portfolio accounting and administration fees	9,367
Distribution and service fees	5,166
Trustees’ fees*	1,434
Miscellaneous	44,879
Total liabilities	1,685,225
Net assets	$104,488,673

Net assets consist of:
Paid in capital	$58,540,857
Total distributable earnings (loss)	45,947,816
Net assets	$104,488,673

Investor Class:
Net assets	$83,680,930
Capital shares outstanding	1,273,027
Net asset value per share	$65.73

A-Class:
Net assets	$14,489,392
Capital shares outstanding	253,934
Net asset value per share	$57.06
Maximum offering price per share (Net asset value divided by 95.25%)	$59.91

C-Class:
Net assets	$1,098,114
Capital shares outstanding	24,438
Net asset value per share	$44.93

H-Class:
Net assets	$5,220,237
Capital shares outstanding	95,885
Net asset value per share	$54.44

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends	$552,223
Interest	13,149
Income from securities lending, net	29,568
Total investment income	594,940

Expenses:
Management fees	494,322
Distribution and service fees:
A-Class	19,643
C-Class	7,124
H-Class	7,310
Transfer agent fees	120,672
Portfolio accounting and administration fees	88,637
Registration fees	56,608
Professional fees	30,037
Trustees’ fees*	10,468
Custodian fees	7,929
Line of credit fees	170
Miscellaneous	6,731
Total expenses	849,651
Less:
Expenses reimbursed by Adviser	(9,279)
Net expenses	840,372
Net investment loss	(245,432)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,723,049
Net realized gain	4,723,049
Net change in unrealized appreciation (depreciation) on:
Investments	(8,723,606)
Net change in unrealized appreciation (depreciation)	(8,723,606)
Net realized and unrealized loss	(4,000,557)
Net decrease in net assets resulting from operations	$(4,245,989)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(245,432)	$(546,385)
Net realized gain (loss) on investments	4,723,049	(1,868,860)
Net change in unrealized appreciation (depreciation) on investments	(8,723,606)	(6,943,222)
Net decrease in net assets resulting from operations	(4,245,989)	(9,358,467)

Distributions to shareholders:
Investor Class	—	(1,400,398)
A-Class	—	(261,302)
C-Class	—	(40,352)
H-Class	—	(98,449)
Total distributions to shareholders	—	(1,800,501)

Capital share transactions:
Proceeds from sale of shares
Investor Class	15,872,010	59,349,087
A-Class	1,012,274	4,270,307
C-Class	88,210	288,533
H-Class	134,752	1,146,596
Distributions reinvested
Investor Class	—	1,340,834
A-Class	—	256,294
C-Class	—	39,028
H-Class	—	98,371
Cost of shares redeemed
Investor Class	(22,554,867)	(80,587,920)
A-Class	(2,063,028)	(6,316,518)
C-Class	(672,403)	(1,527,907)
H-Class	(801,171)	(4,045,536)
Net decrease from capital share transactions	(8,984,223)	(25,688,831)
Net decrease in net assets	(13,230,212)	(36,847,799)

Net assets:
Beginning of period	117,718,885	154,566,684
End of period	$104,488,673	$117,718,885

Capital share activity:
Shares sold
Investor Class	230,064	854,810
A-Class	16,866	71,911
C-Class	1,860	5,958
H-Class	2,352	20,151
Shares issued from reinvestment of distributions
Investor Class	—	19,100
A-Class	—	4,197
C-Class	—	807
H-Class	—	1,688
Shares redeemed
Investor Class	(330,223)	(1,175,811)
A-Class	(34,544)	(105,566)
C-Class	(14,199)	(32,044)
H-Class	(14,121)	(67,269)
Net decrease in shares	(141,945)	(402,068)

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$68.29	$73.30	$94.01	$71.72	$83.02	$87.17
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.24)	(.52)	(.58)	(.44)	(.68)
Net gain (loss) on investments (realized and unrealized)	(2.44)	(3.87)	(4.42)	29.82	(7.26)	6.42
Total from investment operations	(2.56)	(4.11)	(4.94)	29.24	(7.70)	5.74
Less distributions from:
Net realized gains	—	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Total distributions	—	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Net asset value, end of period	$65.73	$68.29	$73.30	$94.01	$71.72	$83.02

Total Return	(3.75%)	(5.64%)	(6.81%)	40.80%	(9.91%)	7.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$83,681	$93,776	$122,777	$151,506	$122,194	$177,344
Ratios to average net assets:
Net investment income (loss)	(0.36%)	(0.34%)	(0.56%)	(0.62%)	(0.56%)	(0.79%)
Total expenses	1.40%	1.39%	1.36%	1.45%	1.48%	1.46%
Net expenses	1.39%[c]	1.39%	1.36%	1.45%	1.48%	1.46%
Portfolio turnover rate	19%	61%	65%	115%	64%	100%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$59.35	$63.98	$84.21	$64.92	$75.66	$80.55
Income (loss) from investment operations:
Net investment income (loss)[b]	(.18)	(.35)	(.65)	(.73)	(.57)	(.82)
Net gain (loss) on investments (realized and unrealized)	(2.11)	(3.38)	(3.81)	26.97	(6.57)	5.82
Total from investment operations	(2.29)	(3.73)	(4.46)	26.24	(7.14)	5.00
Less distributions from:
Net realized gains	—	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Total distributions	—	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Net asset value, end of period	$57.06	$59.35	$63.98	$84.21	$64.92	$75.66

Total Return[d]	(3.86%)	(5.87%)	(7.04%)	40.44%	(10.14%)	7.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,489	$16,121	$19,263	$22,317	$14,565	$23,199
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.59%)	(0.80%)	(0.87%)	(0.80%)	(1.04%)
Total expenses	1.65%	1.64%	1.61%	1.69%	1.73%	1.71%
Net expenses	1.64%[c]	1.64%	1.61%	1.69%	1.73%	1.71%
Portfolio turnover rate	19%	61%	65%	115%	64%	100%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$46.92	$51.15	$70.90	$55.85	$66.05	$72.14
Income (loss) from investment operations:
Net investment income (loss)[b]	(.33)	(.64)	(1.09)	(1.15)	(.97)	(1.27)
Net gain (loss) on investments (realized and unrealized)	(1.66)	(2.69)	(2.89)	23.15	(5.63)	5.07
Total from investment operations	(1.99)	(3.33)	(3.98)	22.00	(6.60)	3.80
Less distributions from:
Net realized gains	—	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Total distributions	—	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Net asset value, end of period	$44.93	$46.92	$51.15	$70.90	$55.85	$66.05

Total Return[d]	(4.24%)	(6.58%)	(7.74%)	39.39%	(10.80%)	6.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,098	$1,725	$3,174	$8,221	$8,692	$14,248
Ratios to average net assets:
Net investment income (loss)	(1.38%)	(1.34%)	(1.58%)	(1.61%)	(1.56%)	(1.79%)
Total expenses	2.40%	2.39%	2.36%	2.45%	2.48%	2.46%
Net expenses	2.39%[c]	2.39%	2.36%	2.45%	2.48%	2.46%
Portfolio turnover rate	19%	61%	65%	115%	64%	100%

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$56.63	$61.09	$81.10	$62.70	$73.18	$78.26
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.34)	(.64)	(.66)	(.59)	(.82)
Net gain (loss) on investments (realized and unrealized)	(2.02)	(3.22)	(3.60)	26.01	(6.29)	5.63
Total from investment operations	(2.19)	(3.56)	(4.24)	25.35	(6.88)	4.81
Less distributions from:
Net realized gains	—	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Total distributions	—	(.90)	(15.77)	(6.95)	(3.60)	(9.89)
Net asset value, end of period	$54.44	$56.63	$61.09	$81.10	$62.70	$73.18

Total Return	(3.87%)	(5.87%)	(7.04%)	40.45%	(10.12%)	7.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,220	$6,096	$9,352	$9,565	$8,365	$13,315
Ratios to average net assets:
Net investment income (loss)	(0.61%)	(0.59%)	(0.82%)	(0.83%)	(0.85%)	(1.06%)
Total expenses	1.65%	1.64%	1.61%	1.72%	1.73%	1.71%
Net expenses	1.64%[c]	1.64%	1.61%	1.72%	1.73%	1.71%
Portfolio turnover rate	19%	61%	65%	115%	64%	100%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings	% of Total Net Assets
Procter & Gamble Co.	6.7%
PepsiCo, Inc.	5.6%
Coca-Cola Co.	5.4%
Philip Morris International, Inc.	4.5%
Mondelez International, Inc. — Class A	3.6%
Altria Group, Inc.	3.2%
Colgate-Palmolive Co.	2.8%
Estee Lauder Companies, Inc. — Class A	2.5%
Constellation Brands, Inc. — Class A	2.3%
Kimberly-Clark Corp.	2.3%
Top Ten Total	38.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(6.76%)	5.87%	5.04%	6.42%
A-Class Shares	(6.87%)	5.62%	4.77%	6.16%
A-Class Shares with sales charge‡	(11.29%)	0.60%	3.76%	5.64%
C-Class Shares	(7.24%)	4.83%	3.99%	5.36%
C-Class Shares with CDSC§	(8.16%)	3.89%	3.99%	5.36%
H-Class Shares**	(6.87%)	5.62%	4.78%	6.11%
S&P 500 Consumer Staples Index	(5.54%)	7.35%	8.51%	8.85%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
CONSUMER PRODUCTS FUND

	Shares	Value
COMMON STOCKS† - 99.9%

Food - 34.8%
Mondelez International, Inc. — Class A	31,787	$2,206,018
Hershey Co.	7,119	1,424,370
General Mills, Inc.	21,691	1,388,007
Sysco Corp.	19,559	1,291,872
Kroger Co.	27,709	1,239,978
Kraft Heinz Co.	35,539	1,195,532
McCormick & Company, Inc.	13,182	997,086
Tyson Foods, Inc. — Class A	19,105	964,611
Kellanova	15,289	909,848
Lamb Weston Holdings, Inc.	8,778	811,614
Conagra Brands, Inc.	29,502	808,945
Hormel Foods Corp.	20,244	769,879
J M Smucker Co.	6,037	742,008
US Foods Holding Corp.*	17,491	694,393
Performance Food Group Co.*	11,793	694,136
Campbell Soup Co.	15,634	642,245
Albertsons Companies, Inc. — Class A	27,383	622,963
Hostess Brands, Inc.*	15,820	526,964
Sprouts Farmers Market, Inc.*	11,716	501,445
Post Holdings, Inc.*	5,525	473,713
Flowers Foods, Inc.	19,873	440,783
Simply Good Foods Co.*	12,382	427,427
Grocery Outlet Holding Corp.*	12,529	361,462
Cal-Maine Foods, Inc.	6,793	328,917
Lancaster Colony Corp.	1,857	306,461
Hain Celestial Group, Inc.*	21,979	227,922
Pilgrim’s Pride Corp.*	9,482	216,474
Beyond Meat, Inc.*,1	17,075	164,261
Total Food		21,379,334

Beverages - 27.0%
PepsiCo, Inc.	20,199	3,422,519
Coca-Cola Co.	59,260	3,317,375
Constellation Brands, Inc. — Class A	5,704	1,433,586
Monster Beverage Corp.*	26,442	1,400,104
Keurig Dr Pepper, Inc.	39,669	1,252,350
Brown-Forman Corp. — Class B	19,694	1,136,147
Coca-Cola Europacific Partners plc	16,941	1,058,474
Anheuser-Busch InBev S.A. ADR[1]	17,683	977,870
Fomento Economico Mexicano SAB de CV ADR	8,182	893,065
Molson Coors Beverage Co. — Class B	12,766	811,790
Celsius Holdings, Inc.*	3,515	603,174
Boston Beer Company, Inc. — Class A*	749	291,758
Total Beverages		16,598,212

Cosmetics & Personal Care - 16.9%
Procter & Gamble Co.	28,285	4,125,650
Colgate-Palmolive Co.	24,015	1,707,707
Estee Lauder Companies, Inc. — Class A	10,628	1,536,277
Kenvue, Inc.	65,515	1,315,541
Unilever plc ADR	19,111	944,083
elf Beauty, Inc.*	4,443	487,975
Beauty Health Co.*	28,862	173,749
Olaplex Holdings, Inc.*	23,849	46,506
Total Cosmetics & Personal Care		10,337,488

Agriculture - 14.0%
Philip Morris International, Inc.	29,604	2,740,739
Altria Group, Inc.	46,282	1,946,158
Archer-Daniels-Midland Co.	18,874	1,423,477
British American Tobacco plc ADR	30,424	955,618
Bunge Ltd.	8,361	905,078
Darling Ingredients, Inc.*	11,966	624,625
Total Agriculture		8,595,695

Household Products & Housewares - 5.4%
Kimberly-Clark Corp.	11,793	1,425,184
Church & Dwight Company, Inc.	11,441	1,048,339
Clorox Co.	6,390	837,473
Total Household Products & Housewares		3,310,996

Retail - 1.8%
Casey’s General Stores, Inc.	2,843	771,931
Freshpet, Inc.*	5,288	348,374
Total Retail		1,120,305

Total Common Stocks
(Cost $33,506,679)		61,342,030

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.1%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$28,999	28,999
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	11,265	11,265
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	11,153	11,153
Total Repurchase Agreements
(Cost $51,417)		51,417

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	846,078	846,078
Total Securities Lending Collateral
(Cost $846,078)		846,078

Total Investments - 101.4%
(Cost $34,404,174)		$62,239,525
Other Assets & Liabilities, net - (1.4)%		(845,712)
Total Net Assets - 100.0%		$61,393,813

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$61,342,030	$—	$—	$61,342,030
Repurchase Agreements	—	51,417	—	51,417
Securities Lending Collateral	846,078	—	—	846,078
Total Assets	$62,188,108	$51,417	$—	$62,239,525

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $851,772 of securities loaned (cost $34,352,757)	$62,188,108
Repurchase agreements, at value (cost $51,417)	51,417
Receivables:
Dividends	177,852
Securities lending income	2,470
Foreign tax reclaims	1,389
Fund shares sold	826
Interest	15
Total assets	62,422,077

Liabilities:
Payable for:
Return of securities lending collateral	846,078
Fund shares redeemed	80,380
Management fees	45,985
Transfer agent	16,078
Portfolio accounting and administration fees	5,538
Distribution and service fees	5,355
Trustees’ fees*	891
Miscellaneous	27,959
Total liabilities	1,028,264
Net assets	$61,393,813

Net assets consist of:
Paid in capital	$31,400,075
Total distributable earnings (loss)	29,993,738
Net assets	$61,393,813

Investor Class:
Net assets	$47,543,302
Capital shares outstanding	890,881
Net asset value per share	$53.37

A-Class:
Net assets	$8,634,127
Capital shares outstanding	187,229
Net asset value per share	$46.12
Maximum offering price per share (Net asset value divided by 95.25%)	$48.41

C-Class:
Net assets	$3,761,380
Capital shares outstanding	109,074
Net asset value per share	$34.48

H-Class:
Net assets	$1,455,004
Capital shares outstanding	33,452
Net asset value per share	$43.50

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends	$975,236
Interest	7,025
Income from securities lending, net	39,599
Total investment income	1,021,860

Expenses:
Management fees	318,736
Distribution and service fees:
A-Class	11,614
C-Class	22,218
H-Class	2,031
Transfer agent	77,997
Portfolio accounting and administration fees	57,153
Registration fees	37,273
Professional fees	18,419
Trustees’ fees*	6,870
Custodian fees	5,124
Line of credit fees	178
Miscellaneous	4,290
Total expenses	561,903
Less:
Expenses reimbursed by Adviser	(5,694)
Net expenses	556,209
Net investment income	465,651

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,112,055
Net realized gain	5,112,055
Net change in unrealized appreciation (depreciation) on:
Investments	(10,312,955)
Net change in unrealized appreciation (depreciation)	(10,312,955)
Net realized and unrealized loss	(5,200,900)
Net decrease in net assets resulting from operations	$(4,735,249)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$465,651	$1,380,538
Net realized gain on investments	5,112,055	7,319,617
Net change in unrealized appreciation (depreciation) on investments	(10,312,955)	(6,377,523)
Net increase (decrease) in net assets resulting from operations	(4,735,249)	2,322,632

Distributions to shareholders:
Investor Class	—	(6,119,772)
A-Class	—	(795,613)
C-Class	—	(516,440)
H-Class	—	(157,306)
Total distributions to shareholders	—	(7,589,131)

Capital share transactions:
Proceeds from sale of shares
Investor Class	14,565,241	79,518,264
A-Class	630,718	2,870,632
C-Class	181,878	258,817
H-Class	441,389	506,704
Distributions reinvested
Investor Class	—	6,019,493
A-Class	—	773,384
C-Class	—	506,935
H-Class	—	154,590
Cost of shares redeemed
Investor Class	(26,144,081)	(86,456,869)
A-Class	(811,290)	(3,292,719)
C-Class	(965,028)	(1,983,481)
H-Class	(619,903)	(1,211,992)
Net decrease from capital share transactions	(12,721,076)	(2,336,242)
Net decrease in net assets	(17,456,325)	(7,602,741)

Net assets:
Beginning of period	78,850,138	86,452,879
End of period	$61,393,813	$78,850,138

Capital share activity:
Shares sold
Investor Class	252,547	1,362,299
A-Class	12,784	54,959
C-Class	4,828	6,490
H-Class	9,408	10,521
Shares issued from reinvestment of distributions
Investor Class	—	106,502
A-Class	—	15,803
C-Class	—	13,772
H-Class	—	3,349
Shares redeemed
Investor Class	(459,072)	(1,488,436)
A-Class	(16,352)	(65,081)
C-Class	(26,088)	(49,841)
H-Class	(13,226)	(25,191)
Net decrease in shares	(235,171)	(54,854)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$57.24	$60.53	$66.72	$52.88	$59.56	$61.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.38	.97	.66	.70	.72	.92
Net gain (loss) on investments (realized and unrealized)	(4.25)	(.17)[e]	2.18	18.44	(5.71)	1.40
Total from investment operations	(3.87)	.80	2.84	19.14	(4.99)	2.32
Less distributions from:
Net investment income	—	(.62)	(.62)	(.73)	(.77)	(.80)
Net realized gains	—	(3.47)	(8.41)	(4.57)	(.92)	(3.04)
Total distributions	—	(4.09)	(9.03)	(5.30)	(1.69)	(3.84)
Net asset value, end of period	$53.37	$57.24	$60.53	$66.72	$52.88	$59.56

Total Return	(6.76%)	1.40%	4.89%	36.78%	(8.81%)	4.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,543	$62,816	$67,612	$83,023	$79,890	$142,633
Ratios to average net assets:
Net investment income (loss)	1.33%	1.65%	1.01%	1.12%	1.17%	1.56%
Total expenses	1.40%	1.39%	1.36%	1.45%	1.47%	1.46%
Net expenses	1.39%[c]	1.39%	1.36%	1.45%	1.47%	1.46%
Portfolio turnover rate	18%	79%	60%	38%	59%	84%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$49.52	$53.05	$59.72	$47.88	$54.21	$56.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.68	.44	.50	.51	.69
Net gain (loss) on investments (realized and unrealized)	(3.67)	(.12)[e]	1.92	16.64	(5.15)	1.28
Total from investment operations	(3.40)	.56	2.36	17.14	(4.64)	1.97
Less distributions from:
Net investment income	—	(.62)	(.62)	(.73)	(.77)	(.80)
Net realized gains	—	(3.47)	(8.41)	(4.57)	(.92)	(3.04)
Total distributions	—	(4.09)	(9.03)	(5.30)	(1.69)	(3.84)
Net asset value, end of period	$46.12	$49.52	$53.05	$59.72	$47.88	$54.21

Total Return[d]	(6.87%)	1.13%	4.65%	36.43%	(9.04%)	3.82%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,634	$9,449	$9,820	$10,751	$8,561	$13,659
Ratios to average net assets:
Net investment income (loss)	1.11%	1.34%	0.76%	0.89%	0.92%	1.28%
Total expenses	1.65%	1.64%	1.61%	1.69%	1.72%	1.71%
Net expenses	1.64%[c]	1.64%	1.61%	1.69%	1.72%	1.71%
Portfolio turnover rate	18%	79%	60%	38%	59%	84%

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$37.17	$41.14	$48.68	$40.08	$45.98	$48.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.22	—	.06	.08	.28
Net gain (loss) on investments (realized and unrealized)	(2.75)	(.10)[e]	1.49	13.84	(4.29)	1.04
Total from investment operations	(2.69)	.12	1.49	13.90	(4.21)	1.32
Less distributions from:
Net investment income	—	(.62)	(.62)	(.73)	(.77)	(.80)
Net realized gains	—	(3.47)	(8.41)	(4.57)	(.92)	(3.04)
Total distributions	—	(4.09)	(9.03)	(5.30)	(1.69)	(3.84)
Net asset value, end of period	$34.48	$37.17	$41.14	$48.68	$40.08	$45.98

Total Return[d]	(7.24%)	0.37%	3.87%	35.40%	(9.73%)	3.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,761	$4,845	$6,578	$9,035	$9,816	$14,976
Ratios to average net assets:
Net investment income (loss)	0.34%	0.56%	—	0.12%	0.16%	0.60%
Total expenses	2.40%	2.39%	2.36%	2.45%	2.47%	2.46%
Net expenses	2.39%[c]	2.39%	2.36%	2.45%	2.47%	2.46%
Portfolio turnover rate	18%	79%	60%	38%	59%	84%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$46.71	$50.27	$57.06	$45.93	$52.07	$54.02
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.62	.38	.49	.46	.69
Net gain (loss) on investments (realized and unrealized)	(3.47)	(.09)[e]	1.86	15.94	(4.91)	1.20
Total from investment operations	(3.21)	.53	2.24	16.43	(4.45)	1.89
Less distributions from:
Net investment income	—	(.62)	(.62)	(.73)	(.77)	(.80)
Net realized gains	—	(3.47)	(8.41)	(4.57)	(.92)	(3.04)
Total distributions	—	(4.09)	(9.03)	(5.30)	(1.69)	(3.84)
Net asset value, end of period	$43.50	$46.71	$50.27	$57.06	$45.93	$52.07

Total Return	(6.87%)	1.14%	4.65%	36.43%	(9.05%)	3.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,455	$1,741	$2,443	$5,601	$4,284	$10,118
Ratios to average net assets:
Net investment income (loss)	1.10%	1.28%	0.68%	0.90%	0.86%	1.32%
Total expenses	1.65%	1.64%	1.61%	1.69%	1.72%	1.71%
Net expenses	1.64%[c]	1.64%	1.61%	1.69%	1.72%	1.71%
Portfolio turnover rate	18%	79%	60%	38%	59%	84%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings	% of Total Net Assets
NVIDIA Corp.	12.6%
Broadcom, Inc.	7.2%
Advanced Micro Devices, Inc.	5.0%
Texas Instruments, Inc.	4.7%
QUALCOMM, Inc.	4.6%
Intel Corp.	4.6%
Applied Materials, Inc.	4.2%
Analog Devices, Inc.	3.7%
Lam Research Corp.	3.5%
Micron Technology, Inc.	3.4%
Top Ten Total	53.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	3.56%	42.79%	21.01%	19.75%
A-Class Shares	3.45%	42.43%	20.71%	19.46%
A-Class Shares with sales charge‡	(1.46%)	35.67%	19.54%	18.88%
C-Class Shares	3.06%	41.38%	19.81%	18.56%
C-Class Shares with CDSC§	2.06%	40.38%	19.81%	18.56%
H-Class Shares**	3.44%	42.44%	20.71%	19.39%
S&P 500 Information Technology Index	10.59%	41.10%	18.40%	20.38%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
ELECTRONICS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Semiconductors - 94.0%
NVIDIA Corp.	24,712	$10,749,473
Broadcom, Inc.	7,394	6,141,309
Advanced Micro Devices, Inc.*	41,738	4,291,501
Texas Instruments, Inc.	25,281	4,019,932
QUALCOMM, Inc.	35,728	3,967,952
Intel Corp.	110,336	3,922,445
Applied Materials, Inc.	25,858	3,580,040
Analog Devices, Inc.	17,860	3,127,107
Lam Research Corp.	4,793	3,004,109
Micron Technology, Inc.	42,270	2,875,628
KLA Corp.	5,681	2,605,647
Marvell Technology, Inc.	41,374	2,239,575
Microchip Technology, Inc.	28,023	2,187,195
ON Semiconductor Corp.*	22,307	2,073,436
NXP Semiconductor N.V.	10,306	2,060,376
ASML Holding N.V. — Class G	2,920	1,718,887
Taiwan Semiconductor Manufacturing Company Ltd. ADR	18,295	1,589,835
Monolithic Power Systems, Inc.	3,036	1,402,632
Skyworks Solutions, Inc.	14,105	1,390,612
Teradyne, Inc.	13,661	1,372,384
Entegris, Inc.	13,395	1,257,924
STMicroelectronics N.V. — Class Y	27,242	1,175,765
Lattice Semiconductor Corp.*	13,226	1,136,510
United Microelectronics Corp. ADR[1]	155,474	1,097,646
Qorvo, Inc.*	11,034	1,053,416
ASE Technology Holding Company Ltd. ADR	133,132	1,001,153
Rambus, Inc.*	14,975	835,455
MKS Instruments, Inc.	9,223	798,158
GLOBALFOUNDRIES, Inc.*,1	12,898	750,535
MACOM Technology Solutions Holdings, Inc.*	8,877	724,186
Cirrus Logic, Inc.*	9,525	704,469
Power Integrations, Inc.	9,187	701,060
Wolfspeed, Inc.*	18,339	698,716
Axcelis Technologies, Inc.*	4,154	677,310
Synaptics, Inc.*	7,403	662,124
Silicon Laboratories, Inc.*	5,361	621,286
Amkor Technology, Inc.	23,940	541,044
Allegro MicroSystems, Inc.*	15,428	492,770
Ambarella, Inc.*	8,513	451,444
Semtech Corp.*	17,416	448,462
Impinj, Inc.*	6,258	344,378
Total Semiconductors		80,493,886

Energy-Alternate Sources - 4.5%
Enphase Energy, Inc.*	11,273	1,354,451
First Solar, Inc.*	8,131	1,313,888
SolarEdge Technologies, Inc.*	8,939	1,157,690
Total Energy-Alternate Sources		3,826,029

Electrical Components & Equipment - 1.0%
Universal Display Corp.	5,690	893,273

Total Common Stocks
(Cost $59,130,522)		85,213,188

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$344,881	344,881
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	133,970	133,970
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	132,646	132,646
Total Repurchase Agreements
(Cost $611,497)		611,497

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	1,418,021	1,418,021
Total Securities Lending Collateral
(Cost $1,418,021)		1,418,021

Total Investments - 101.9%
(Cost $61,160,040)		$87,242,706
Other Assets & Liabilities, net - (1.9)%		(1,585,865)
Total Net Assets - 100.0%		$85,656,841

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$85,213,188	$—	$—	$85,213,188
Repurchase Agreements	—	611,497	—	611,497
Securities Lending Collateral	1,418,021	—	—	1,418,021
Total Assets	$86,631,209	$611,497	$—	$87,242,706

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $1,378,573 of securities loaned (cost $60,548,543)	$86,631,209
Repurchase agreements, at value (cost $611,497)	611,497
Receivables:
Fund shares sold	98,269
Dividends	28,785
Securities lending income	976
Interest	180
Total assets	87,370,916

Liabilities:
Payable for:
Return of securities lending collateral	1,418,021
Fund shares redeemed	166,317
Management fees	62,470
Transfer agent	20,648
Portfolio accounting and administration fees	7,524
Distribution and service fees	3,165
Trustees’ fees*	1,132
Miscellaneous	34,798
Total liabilities	1,714,075
Net assets	$85,656,841

Net assets consist of:
Paid in capital	$66,470,597
Total distributable earnings (loss)	19,186,244
Net assets	$85,656,841

Investor Class:
Net assets	$74,754,103
Capital shares outstanding	245,658
Net asset value per share	$304.30

A-Class:
Net assets	$5,732,863
Capital shares outstanding	20,686
Net asset value per share	$277.14
Maximum offering price per share (Net asset value divided by 95.25%)	$290.96

C-Class:
Net assets	$1,403,423
Capital shares outstanding	5,957
Net asset value per share	$235.59

H-Class:
Net assets	$3,766,452
Capital shares outstanding	14,027
Net asset value per share	$268.51

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $5,272)	$513,104
Interest	13,947
Income from securities lending, net	8,500
Total investment income	535,551

Expenses:
Management fees	366,358
Distribution and service fees:
A-Class	7,261
C-Class	6,652
H-Class	5,385
Transfer agent	87,785
Portfolio accounting and administration fees	65,692
Registration fees	30,287
Professional fees	23,875
Custodian fees	5,759
Trustees’ fees*	5,411
Miscellaneous	18,178
Total expenses	622,643
Less:
Expenses reimbursed by Adviser	(7,654)
Net expenses	614,989
Net investment loss	(79,438)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	413,334
Net realized gain	413,334
Net change in unrealized appreciation (depreciation) on:
Investments	2,889,358
Net change in unrealized appreciation (depreciation)	2,889,358
Net realized and unrealized gain	3,302,692
Net increase in net assets resulting from operations	$3,223,254

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(79,438)	$(82,834)
Net realized gain (loss) on investments	413,334	(400,879)
Net change in unrealized appreciation (depreciation) on investments	2,889,358	(329,138)
Net increase (decrease) in net assets resulting from operations	3,223,254	(812,851)

Capital share transactions:
Proceeds from sale of shares
Investor Class	67,465,944	64,807,683
A-Class	1,929,261	2,458,522
C-Class	579,801	644,277
H-Class	1,017,096	4,876,943
Cost of shares redeemed
Investor Class	(37,875,386)	(83,230,672)
A-Class	(2,152,926)	(5,039,489)
C-Class	(438,210)	(1,075,489)
H-Class	(2,896,003)	(1,279,413)
Net increase (decrease) from capital share transactions	27,629,577	(17,837,638)
Net increase (decrease) in net assets	30,852,831	(18,650,489)

Net assets:
Beginning of period	54,804,010	73,454,499
End of period	$85,656,841	$54,804,010

Capital share activity:
Shares sold
Investor Class	228,152	248,810
A-Class	6,858	10,279
C-Class	2,356	3,082
H-Class	3,736	19,796
Shares redeemed
Investor Class	(125,824)	(304,912)
A-Class	(7,705)	(20,454)
C-Class	(1,850)	(5,309)
H-Class	(11,567)	(5,543)
Net increase (decrease) in shares	94,156	(54,251)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$293.83	$304.55	$281.78	$137.65	$126.31	$136.98
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.35)	(1.59)	(.71)	— [e]	.27
Net gain (loss) on investments (realized and unrealized)	10.68	(10.37)	35.88	150.08	11.35	(.29)
Total from investment operations	10.47	(10.72)	34.29	149.37	11.35	(.02)
Less distributions from:
Net investment income	—	—	—	—	(.01)	—
Net realized gains	—	—	(11.52)	(5.24)	—	(10.65)
Total distributions	—	—	(11.52)	(5.24)	(.01)	(10.65)
Net asset value, end of period	$304.30	$293.83	$304.55	$281.78	$137.65	$126.31

Total Return	3.56%	(3.52%)	11.63%	109.05%	8.99%	1.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,754	$42,114	$60,738	$55,324	$38,634	$18,642
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.14%)	(0.51%)	(0.33%)	— [f]	0.21%
Total expenses	1.40%	1.39%	1.36%	1.44%	1.48%	1.46%
Net expenses	1.38%[c]	1.39%	1.36%	1.44%	1.48%	1.46%
Portfolio turnover rate	27%	147%	281%	163%	265%	521%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$267.90	$278.40	$259.00	$127.06	$116.88	$127.98
Income (loss) from investment operations:
Net investment income (loss)[b]	(.58)	(.95)	(2.15)	(1.15)	(.31)	(.03)
Net gain (loss) on investments (realized and unrealized)	9.82	(9.55)	33.07	138.33	10.50	(.42)
Total from investment operations	9.24	(10.50)	30.92	137.18	10.19	(.45)
Less distributions from:
Net investment income	—	—	—	—	(.01)	—
Net realized gains	—	—	(11.52)	(5.24)	—	(10.65)
Total distributions	—	—	(11.52)	(5.24)	(.01)	(10.65)
Net asset value, end of period	$277.14	$267.90	$278.40	$259.00	$127.06	$116.88

Total Return[d]	3.45%	(3.77%)	11.35%	108.53%	8.72%	1.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,733	$5,769	$8,827	$5,156	$2,120	$3,908
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(0.41%)	(0.76%)	(0.58%)	(0.23%)	(0.02%)
Total expenses	1.65%	1.64%	1.61%	1.69%	1.73%	1.72%
Net expenses	1.63%[c]	1.64%	1.61%	1.69%	1.73%	1.72%
Portfolio turnover rate	27%	147%	281%	163%	265%	521%

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$228.60	$239.35	$225.59	$111.87	$103.69	$115.77
Income (loss) from investment operations:
Net investment income (loss)[b]	(1.39)	(2.30)	(3.58)	(2.32)	(1.14)	(.91)
Net gain (loss) on investments (realized and unrealized)	8.38	(8.45)	28.86	121.28	9.33	(.52)
Total from investment operations	6.99	(10.75)	25.28	118.96	8.19	(1.43)
Less distributions from:
Net investment income	—	—	—	—	(.01)	—
Net realized gains	—	—	(11.52)	(5.24)	—	(10.65)
Total distributions	—	—	(11.52)	(5.24)	(.01)	(10.65)
Net asset value, end of period	$235.59	$228.60	$239.35	$225.59	$111.87	$103.69

Total Return[d]	3.06%	(4.49%)	10.51%	106.98%	7.91%	0.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,403	$1,246	$1,838	$2,987	$1,701	$1,317
Ratios to average net assets:
Net investment income (loss)	(1.16%)	(1.16%)	(1.48%)	(1.34%)	(0.96%)	(0.83%)
Total expenses	2.40%	2.39%	2.36%	2.44%	2.48%	2.45%
Net expenses	2.38%[c]	2.39%	2.36%	2.44%	2.48%	2.45%
Portfolio turnover rate	27%	147%	281%	163%	265%	521%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$259.59	$269.75	$251.22	$123.34	$113.47	$124.62
Income (loss) from investment operations:
Net investment income (loss)[b]	(.61)	(.97)	(2.32)	(1.23)	(.30)	(.54)
Net gain (loss) on investments (realized and unrealized)	9.53	(9.19)	32.37	134.35	10.18	.04 [g]
Total from investment operations	8.92	(10.16)	30.05	133.12	9.88	(.50)
Less distributions from:
Net investment income	—	—	—	—	(.01)	—
Net realized gains	—	—	(11.52)	(5.24)	—	(10.65)
Total distributions	—	—	(11.52)	(5.24)	(.01)	(10.65)
Net asset value, end of period	$268.51	$259.59	$269.75	$251.22	$123.34	$113.47

Total Return	3.44%	(3.77%)	11.35%	108.53%	8.72%	1.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,766	$5,674	$2,051	$8,383	$2,142	$3,686
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.43%)	(0.85%)	(0.60%)	(0.22%)	(0.45%)
Total expenses	1.65%	1.64%	1.60%	1.67%	1.73%	1.68%
Net expenses	1.64%[c]	1.64%	1.60%	1.67%	1.73%	1.68%
Portfolio turnover rate	27%	147%	281%	163%	265%	521%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Less than $0.01 per share.
[f]	Less than 0.01% or (0.01%)
[g]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investment of the Fund.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings	% of Total Net Assets
Exxon Mobil Corp.	6.7%
Chevron Corp.	5.3%
ConocoPhillips	3.6%
Schlumberger N.V.	2.7%
EOG Resources, Inc.	2.6%
Marathon Petroleum Corp.	2.4%
Phillips 66	2.2%
Pioneer Natural Resources Co.	2.2%
Valero Energy Corp.	2.2%
Occidental Petroleum Corp.	2.0%
Top Ten Total	31.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	12.05%	21.78%	3.00%	(0.76%)
A-Class Shares	11.92%	21.49%	2.75%	(0.99%)
A-Class Shares with sales charge‡	6.61%	15.72%	1.75%	(1.47%)
C-Class Shares	11.49%	20.59%	1.98%	(1.75%)
C-Class Shares with CDSC§	10.50%	19.59%	1.98%	(1.75%)
H-Class Shares**	11.90%	21.49%	2.73%	(1.07%)
S&P 500 Energy Index	11.22%	30.21%	8.96%	5.07%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.4%

Oil & Gas - 67.0%
Exxon Mobil Corp.	24,891	$2,926,684
Chevron Corp.	13,580	2,289,860
ConocoPhillips	13,209	1,582,438
EOG Resources, Inc.	8,848	1,121,572
Marathon Petroleum Corp.	6,792	1,027,901
Phillips 66	8,080	970,812
Pioneer Natural Resources Co.	4,130	948,042
Valero Energy Corp.	6,688	947,756
Occidental Petroleum Corp.	13,528	877,697
Hess Corp.	5,557	850,221
BP plc ADR	20,360	788,339
Devon Energy Corp.	14,742	703,193
Diamondback Energy, Inc.	4,518	699,748
Shell plc ADR	10,014	644,701
Petroleo Brasileiro S.A. ADR	40,134	601,609
Coterra Energy, Inc. — Class A	21,433	579,763
Equities Corp.	13,231	536,914
Marathon Oil Corp.	20,063	536,685
Suncor Energy, Inc.	14,672	504,423
Ovintiv, Inc.	10,193	484,881
APA Corp.	11,079	455,347
Cenovus Energy, Inc.	21,866	455,250
Chesapeake Energy Corp.	5,038	434,427
Canadian Natural Resources Ltd.	6,666	431,090
Equinor ASA ADR[1]	11,795	386,758
HF Sinclair Corp.	6,631	377,503
Range Resources Corp.	11,328	367,140
Civitas Resources, Inc.	4,453	360,114
Southwestern Energy Co.*	54,448	351,190
Murphy Oil Corp.	7,548	342,302
Antero Resources Corp.*	13,441	341,133
Chord Energy Corp.	2,074	336,133
Matador Resources Co.	5,649	336,003
Weatherford International plc*	3,671	331,601
Permian Resources Corp.	23,428	327,055
PBF Energy, Inc. — Class A	6,081	325,516
Noble Corporation plc	6,426	325,477
Transocean Ltd.*	38,929	319,607
Patterson-UTI Energy, Inc.	22,630	313,199
Valaris Ltd.*	3,999	299,845
Denbury, Inc.*	3,034	297,362
SM Energy Co.	7,024	278,502
Magnolia Oil & Gas Corp. — Class A	12,149	278,334
Kosmos Energy Ltd.*	32,840	268,631
Helmerich & Payne, Inc.	6,085	256,544
CNX Resources Corp.*	10,957	247,409
Northern Oil and Gas, Inc.	5,797	233,213
Callon Petroleum Co.*	5,182	202,720
Delek US Holdings, Inc.	6,146	174,608
Comstock Resources, Inc.	11,511	126,966
Total Oil & Gas		29,204,218

Pipelines - 12.3%
Cheniere Energy, Inc.	5,072	841,749
Williams Companies, Inc.	24,904	839,016
Kinder Morgan, Inc.	45,421	753,080
ONEOK, Inc.	11,014	698,618
Targa Resources Corp.	6,753	578,867
Enbridge, Inc.	14,065	466,817
TC Energy Corp.[1]	10,612	365,159
Golar LNG Ltd.	12,847	311,668
Equitrans Midstream Corp.	27,824	260,711
New Fortress Energy, Inc.	7,133	233,820
Total Pipelines		5,349,505

Oil & Gas Services - 9.3%
Schlumberger N.V.	20,298	1,183,373
Baker Hughes Co.	21,874	772,590
Halliburton Co.	18,718	758,079
NOV, Inc.	18,269	381,822
TechnipFMC plc	17,867	363,415
ChampionX Corp.	9,612	342,379
Liberty Energy, Inc. — Class A	12,485	231,222
Total Oil & Gas Services		4,032,880

Energy-Alternate Sources - 5.6%
SolarEdge Technologies, Inc.*	5,836	755,820
Enphase Energy, Inc.*	4,453	535,028
First Solar, Inc.*	3,208	518,381
Plug Power, Inc.*,1	36,323	276,055
Sunrun, Inc.*	16,330	205,105
Green Plains, Inc.*	5,574	167,777
Total Energy-Alternate Sources		2,458,166

Transportation - 1.5%
Scorpio Tankers, Inc.	6,168	333,812
Frontline plc	17,400	326,772
Total Transportation		660,584

Coal - 1.3%
Peabody Energy Corp.	9,473	246,203
CONSOL Energy, Inc.	1,681	176,354
Arch Resources, Inc.	794	135,504
Total Coal		558,061

Mining - 1.0%
Cameco Corp.	11,145	441,788

Metal Fabricate & Hardware - 0.8%
Tenaris S.A. ADR	10,215	322,794

Retail - 0.6%
Murphy USA, Inc.	812	277,485

Total Common Stocks
(Cost $26,007,646)		43,305,481

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
ENERGY FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$119,042	$119,042
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	46,242	46,242
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	45,785	45,785
Total Repurchase Agreements
(Cost $211,069)		211,069

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.8%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	788,092	788,092
Total Securities Lending Collateral
(Cost $788,092)		788,092

Total Investments - 101.7%
(Cost $27,006,807)		$44,304,642
Other Assets & Liabilities, net - (1.7)%		(728,371)
Total Net Assets - 100.0%		$43,576,271

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$43,305,481	$—	$—	$43,305,481
Repurchase Agreements	—	211,069	—	211,069
Securities Lending Collateral	788,092	—	—	788,092
Total Assets	$44,093,573	$211,069	$—	$44,304,642

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $766,356 of securities loaned (cost $26,795,738)	$44,093,573
Repurchase agreements, at value (cost $211,069)	211,069
Cash	14,029
Receivables:
Fund shares sold	76,522
Dividends	60,037
Securities lending income	202
Interest	62
Total assets	44,455,494

Liabilities:
Payable for:
Return of securities lending collateral	788,092
Fund shares redeemed	29,867
Management fees	28,222
Transfer agent fees	9,480
Distribution and service fees	3,589
Portfolio accounting and administration fees	3,399
Trustees’ fees*	501
Miscellaneous	16,073
Total liabilities	879,223
Net assets	$43,576,271

Net assets consist of:
Paid in capital	$41,979,500
Total distributable earnings (loss)	1,596,771
Net assets	$43,576,271

Investor Class:
Net assets	$32,950,921
Capital shares outstanding	119,351
Net asset value per share	$276.08

A-Class:
Net assets	$4,560,044
Capital shares outstanding	17,995
Net asset value per share	$253.41
Maximum offering price per share (Net asset value divided by 95.25%)	$266.03

C-Class:
Net assets	$2,537,738
Capital shares outstanding	11,907
Net asset value per share	$213.13

H-Class:
Net assets	$3,527,568
Capital shares outstanding	14,405
Net asset value per share	$244.88

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $6,993)	$712,218
Interest	4,360
Income from securities lending, net	1,754
Total investment income	718,332

Expenses:
Management fees	168,561
Distribution and service fees:
A-Class	5,529
C-Class	11,382
H-Class	2,238
Transfer agent fees	42,191
Portfolio accounting and administration fees	30,225
Registration fees	19,976
Professional fees	7,579
Trustees’ fees*	5,319
Custodian fees	2,776
Line of credit fees	95
Miscellaneous	1,633
Total expenses	297,504
Less:
Expenses reimbursed by Adviser	(3,390)
Net expenses	294,114
Net investment income	424,218

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,516,291
Net realized gain	10,516,291
Net change in unrealized appreciation (depreciation) on:
Investments	(7,961,318)
Net change in unrealized appreciation (depreciation)	(7,961,318)
Net realized and unrealized gain	2,554,973
Net increase in net assets resulting from operations	$2,979,191

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$424,218	$2,624,759
Net realized gain on investments	10,516,291	1,513,188
Net change in unrealized appreciation (depreciation) on investments	(7,961,318)	(3,129,366)
Net increase in net assets resulting from operations	2,979,191	1,008,581

Distributions to shareholders:
Investor Class	—	(1,959,102)
A-Class	—	(135,857)
C-Class	—	(93,199)
H-Class	—	(44,531)
Total distributions to shareholders	—	(2,232,689)

Capital share transactions:
Proceeds from sale of shares
Investor Class	107,754,248	407,488,224
A-Class	1,376,290	3,874,977
C-Class	446,380	2,397,625
H-Class	3,247,261	6,210,390
Distributions reinvested
Investor Class	—	1,886,962
A-Class	—	123,065
C-Class	—	90,710
H-Class	—	44,038
Cost of shares redeemed
Investor Class	(141,248,623)	(401,744,251)
A-Class	(2,016,373)	(3,229,120)
C-Class	(510,051)	(1,613,288)
H-Class	(1,120,961)	(6,982,117)
Net increase (decrease) from capital share transactions	(32,071,829)	8,547,215
Net increase (decrease) in net assets	(29,092,638)	7,323,107

Net assets:
Beginning of period	72,668,909	65,345,802
End of period	$43,576,271	$72,668,909

Capital share activity:
Shares sold
Investor Class	407,182	1,598,042
A-Class	5,821	16,517
C-Class	2,158	11,680
H-Class	13,572	27,295
Shares issued from reinvestment of distributions
Investor Class	—	7,383
A-Class	—	524
C-Class	—	456
H-Class	—	194
Shares redeemed
Investor Class	(549,005)	(1,584,347)
A-Class	(8,697)	(14,291)
C-Class	(2,630)	(8,415)
H-Class	(4,774)	(31,583)
Net increase (decrease) in shares	(136,373)	23,455

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$246.39	$239.96	$152.94	$81.74	$204.01	$223.24
Income (loss) from investment operations:
Net investment income (loss)[b]	2.86	7.06	3.62	1.44	2.91	1.05
Net gain (loss) on investments (realized and unrealized)	26.83	6.01 [f]	84.29	72.59	(123.74)	(18.87)
Total from investment operations	29.69	13.07	87.91	74.03	(120.83)	(17.82)
Less distributions from:
Net investment income	—	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Total distributions	—	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Net asset value, end of period	$276.08	$246.39	$239.96	$152.94	$81.74	$204.01

Total Return	12.05%	5.34%	57.65%	91.43%	(59.61%)	(7.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,951	$64,350	$57,612	$18,220	$4,216	$16,172
Ratios to average net assets:
Net investment income (loss)	2.25%	2.79%	1.99%	2.02%	1.65%	0.46%
Total expenses	1.40%	1.39%	1.36%	1.42%	1.48%	1.46%
Net expenses	1.39%[c]	1.39%	1.36%	1.42%	1.48%	1.46%
Portfolio turnover rate	240%	363%	382%	939%	428%	525%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$226.42	$221.55	$141.62	$76.01	$190.30	$208.85
Income (loss) from investment operations:
Net investment income (loss)[b]	2.28	5.79	2.67	1.00	2.46	.63
Net gain (loss) on investments (realized and unrealized)	24.71	5.72 [f]	78.15	67.44	(115.31)	(17.77)
Total from investment operations	26.99	11.51	80.82	68.44	(112.85)	(17.14)
Less distributions from:
Net investment income	—	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Total distributions	—	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Net asset value, end of period	$253.41	$226.42	$221.55	$141.62	$76.01	$190.30

Total Return[d]	11.92%	5.08%	57.25%	90.89%	(59.69%)	(8.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,560	$4,726	$4,015	$2,214	$985	$3,369
Ratios to average net assets:
Net investment income (loss)	1.95%	2.48%	1.60%	1.60%	1.50%	0.33%
Total expenses	1.65%	1.64%	1.61%	1.68%	1.73%	1.71%
Net expenses	1.64%[c]	1.64%	1.61%	1.68%	1.73%	1.71%
Portfolio turnover rate	240%	363%	382%	939%	428%	525%

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$191.16	$189.40	$122.07	$66.27	$167.39	$185.28
Income (loss) from investment operations:
Net investment income (loss)[b]	1.17	3.61	1.32	.56	1.08	(1.08)
Net gain (loss) on investments (realized and unrealized)	20.80	4.79 [f]	66.90	58.07	(100.76)	(15.40)
Total from investment operations	21.97	8.40	68.22	58.63	(99.68)	(16.48)
Less distributions from:
Net investment income	—	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Total distributions	—	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Net asset value, end of period	$213.13	$191.16	$189.40	$122.07	$66.27	$167.39

Total Return[d]	11.49%	4.29%	56.07%	89.48%	(60.01%)	(8.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,538	$2,366	$1,640	$746	$432	$1,637
Ratios to average net assets:
Net investment income (loss)	1.18%	1.82%	0.91%	1.05%	0.76%	(0.56%)
Total expenses	2.40%	2.39%	2.36%	2.44%	2.48%	2.45%
Net expenses	2.38%[c]	2.39%	2.36%	2.44%	2.48%	2.45%
Portfolio turnover rate	240%	363%	382%	939%	428%	525%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$218.83	$214.30	$137.02	$73.61	$184.50	$202.54
Income (loss) from investment operations:
Net investment income (loss)[b]	2.23	5.41	2.80	1.06	1.92	1.20
Net gain (loss) on investments (realized and unrealized)	23.82	5.76 [f]	75.37	65.18	(111.37)	(17.83)
Total from investment operations	26.05	11.17	78.17	66.24	(109.45)	(16.63)
Less distributions from:
Net investment income	—	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Total distributions	—	(6.64)	(.89)	(2.83)	(1.44)	(1.41)
Net asset value, end of period	$244.88	$218.83	$214.30	$137.02	$73.61	$184.50

Total Return	11.90%	5.08%	57.25%	90.87%	(59.73%)	(8.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,528	$1,227	$2,079	$1,578	$646	$824
Ratios to average net assets:
Net investment income (loss)	1.93%	2.40%	1.73%	1.60%	1.25%	0.54%
Total expenses	1.65%	1.65%	1.61%	1.68%	1.72%	1.70%
Net expenses	1.62%[c]	1.65%	1.61%	1.68%	1.72%	1.70%
Portfolio turnover rate	240%	363%	382%	939%	428%	525%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2020 have been restated to reflect a 1:3 reverse share split effective August 10, 2020.
[f]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings	% of Total Net Assets
Schlumberger N.V.	14.6%
Baker Hughes Co.	9.5%
Halliburton Co.	9.3%
NOV, Inc.	4.7%
ChampionX Corp.	4.2%
Weatherford International plc	4.1%
Noble Corporation plc	4.0%
Transocean Ltd.	3.9%
TechnipFMC plc	3.9%
Patterson-UTI Energy, Inc.	3.9%
Top Ten Total	62.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	25.90%	58.20%	(7.13%)	(10.63%)
A-Class Shares	25.74%	57.81%	(7.37%)	(10.85%)
A-Class Shares with sales charge‡	19.77%	50.31%	(8.27%)	(11.28%)
C-Class Shares	25.26%	56.63%	(8.05%)	(11.51%)
C-Class Shares with CDSC§	24.26%	55.63%	(8.05%)	(11.51%)
H-Class Shares**	25.74%	57.81%	(7.35%)	(10.90%)
S&P 500 Energy Index	11.22%	30.21%	8.96%	5.07%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
ENERGY SERVICES FUND

	Shares	Value
COMMON STOCKS† - 100.3%

Oil & Gas Services - 68.3%
Schlumberger N.V.	50,133	$2,922,754
Baker Hughes Co.	54,024	1,908,128
Halliburton Co.	46,236	1,872,558
NOV, Inc.	45,126	943,133
ChampionX Corp.	23,743	845,726
TechnipFMC plc	38,194	776,866
Tidewater, Inc.*	8,788	624,563
Liberty Energy, Inc. — Class A	30,831	570,990
Oceaneering International, Inc.*	20,478	526,694
Expro Group Holdings N.V.*	20,513	476,517
Archrock, Inc.	36,285	457,191
Helix Energy Solutions Group, Inc.*	37,654	420,595
US Silica Holdings, Inc.*	24,797	348,150
ProPetro Holding Corp.*	32,194	342,222
RPC, Inc.	36,156	323,235
Core Laboratories, Inc.	7,027	168,718
ProFrac Holding Corp. — Class A*	15,344	166,943
Total Oil & Gas Services		13,694,983

Oil & Gas - 25.6%
Weatherford International plc*	9,071	819,383
Noble Corporation plc	15,868	803,714
Transocean Ltd.*	96,151	789,400
Patterson-UTI Energy, Inc.	55,888	773,490
Valaris Ltd.*	9,876	740,502
Helmerich & Payne, Inc.	15,032	633,749
Diamond Offshore Drilling, Inc.*	26,769	392,969
Nabors Industries Ltd.*	1,357	167,101
Total Oil & Gas		5,120,308

Metal Fabricate & Hardware - 3.3%
Tenaris S.A. ADR	21,301	673,112

Machinery-Diversified - 3.1%
Cactus, Inc. — Class A	12,359	620,545

Total Common Stocks
(Cost $13,399,335)		20,108,948

	Face Amount
REPURCHASE AGREEMENTS††,1 - 0.6%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$70,819	70,819
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	27,510	27,510
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	27,238	27,238
Total Repurchase Agreements
(Cost $125,567)		125,567

Total Investments - 100.9%
(Cost $13,524,902)		$20,234,515
Other Assets & Liabilities, net - (0.9)%		(189,403)
Total Net Assets - 100.0%		$20,045,112

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
ENERGY SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,108,948	$—	$—	$20,108,948
Repurchase Agreements	—	125,567	—	125,567
Total Assets	$20,108,948	$125,567	$—	$20,234,515

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value (cost $13,399,335)	$20,108,948
Repurchase agreements, at value (cost $125,567)	125,567
Receivables:
Fund shares sold	66,246
Dividends	8,237
Interest	37
Total assets	20,309,035

Liabilities:
Payable for:
Fund shares redeemed	230,017
Management fees	16,183
Transfer agent fees	5,403
Portfolio accounting and administration fees	1,949
Distribution and service fees	1,261
Trustees’ fees*	278
Miscellaneous	8,832
Total liabilities	263,923
Net assets	$20,045,112

Net assets consist of:
Paid in capital	$53,021,482
Total distributable earnings (loss)	(32,976,370)
Net assets	$20,045,112

Investor Class:
Net assets	$16,327,995
Capital shares outstanding	60,630
Net asset value per share	$269.31

A-Class:
Net assets	$1,760,526
Capital shares outstanding	7,070
Net asset value per share	$249.01
Maximum offering price per share (Net asset value divided by 95.25%)	$261.43

C-Class:
Net assets	$729,663
Capital shares outstanding	3,424
Net asset value per share	$213.10

H-Class:
Net assets	$1,226,928
Capital shares outstanding	5,084
Net asset value per share	$241.33

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends	$195,725
Interest	4,147
Income from securities lending, net	82
Total investment income	199,954

Expenses:
Management fees	113,050
Distribution and service fees:
A-Class	1,815
C-Class	3,888
H-Class	1,690
Transfer agent fees	28,330
Portfolio accounting and administration fees	20,271
Registration fees	10,507
Professional fees	6,433
Trustees’ fees*	3,212
Custodian fees	1,854
Miscellaneous	3,560
Total expenses	194,610
Less:
Expenses reimbursed by Adviser	(1,560)
Net expenses	193,050
Net investment income	6,904

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	475,124
Net realized gain	475,124
Net change in unrealized appreciation (depreciation) on:
Investments	3,070,392
Net change in unrealized appreciation (depreciation)	3,070,392
Net realized and unrealized gain	3,545,516
Net increase in net assets resulting from operations	$3,552,420

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,904	$(115,350)
Net realized gain (loss) on investments	475,124	(3,763,523)
Net change in unrealized appreciation (depreciation) on investments	3,070,392	(4,501,202)
Net increase (decrease) in net assets resulting from operations	3,552,420	(8,380,075)

Capital share transactions:
Proceeds from sale of shares
Investor Class	36,314,040	101,215,610
A-Class	1,257,631	3,290,830
C-Class	69,459	1,085,028
H-Class	1,942,836	5,884,787
Cost of shares redeemed
Investor Class	(55,351,011)	(71,089,547)
A-Class	(1,137,885)	(2,884,947)
C-Class	(470,355)	(791,941)
H-Class	(2,155,185)	(14,588,982)
Net increase (decrease) from capital share transactions	(19,530,470)	22,120,838
Net increase (decrease) in net assets	(15,978,050)	13,740,763

Net assets:
Beginning of period	36,023,162	22,282,399
End of period	$20,045,112	$36,023,162

Capital share activity:
Shares sold
Investor Class	144,444	457,345
A-Class	5,753	16,020
C-Class	377	6,039
H-Class	8,557	28,497
Shares redeemed
Investor Class	(236,342)	(345,252)
A-Class	(5,417)	(14,097)
C-Class	(2,720)	(4,641)
H-Class	(9,113)	(75,866)
Net increase (decrease) in shares	(94,461)	68,045

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$213.90	$231.88	$169.20	$75.50	$281.99	$378.02
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	(.56)	(.63)	.20	2.40	.15
Net gain (loss) on investments (realized and unrealized)	55.29	(17.42)	63.81	95.34	(208.59)	(92.88)
Total from investment operations	55.41	(17.98)	63.18	95.54	(206.19)	(92.73)
Less distributions from:
Net investment income	—	—	(.50)	(1.84)	(.30)	(3.30)
Total distributions	—	—	(.50)	(1.84)	(.30)	(3.30)
Net asset value, end of period	$269.31	$213.90	$231.88	$169.20	$75.50	$281.99

Total Return	25.90%	(7.75%)	37.44%	127.06%	(73.21%)	(24.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,328	$32,626	$9,376	$4,703	$1,502	$6,896
Ratios to average net assets:
Net investment income (loss)	0.11%	(0.26%)	(0.35%)	0.82%	1.11%	0.06%
Total expenses	1.41%	1.39%	1.36%	1.42%	1.48%	1.46%
Net expenses	1.40%[c]	1.39%	1.36%	1.42%	1.48%	1.46%
Portfolio turnover rate	118%	242%	290%	770%	810%	1,453%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$198.04	$215.25	$157.49	$70.51	$264.03	$355.19
Income (loss) from investment operations:
Net investment income (loss)[b]	(.13)	(1.16)	(1.04)	.19	1.95	1.80
Net gain (loss) on investments (realized and unrealized)	51.10	(16.05)	59.30	88.63	(195.17)	(89.66)
Total from investment operations	50.97	(17.21)	58.26	88.82	(193.22)	(87.86)
Less distributions from:
Net investment income	—	—	(.50)	(1.84)	(.30)	(3.30)
Total distributions	—	—	(.50)	(1.84)	(.30)	(3.30)
Net asset value, end of period	$249.01	$198.04	$215.25	$157.49	$70.51	$264.03

Total Return[d]	25.74%	(8.00%)	37.09%	126.39%	(73.26%)	(24.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,761	$1,334	$1,036	$676	$191	$829
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(0.58%)	(0.61%)	0.87%	0.94%	0.60%
Total expenses	1.65%	1.64%	1.61%	1.68%	1.73%	1.73%
Net expenses	1.63%[c]	1.64%	1.64%	1.68%	1.73%	1.73%
Portfolio turnover rate	118%	242%	290%	770%	810%	1,453%

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019e
Per Share Data
Net asset value, beginning of period	$170.13	$186.29	$137.36	$62.08	$234.26	$317.99
Income (loss) from investment operations:
Net investment income (loss)[b]	(.83)	(2.20)	(2.02)	(.01)	.30	(2.55)
Net gain (loss) on investments (realized and unrealized)	43.80	(13.96)	51.45	77.13	(172.18)	(77.88)
Total from investment operations	42.97	(16.16)	49.43	77.12	(171.88)	(80.43)
Less distributions from:
Net investment income	—	—	(.50)	(1.84)	(.30)	(3.30)
Total distributions	—	—	(.50)	(1.84)	(.30)	(3.30)
Net asset value, end of period	$213.10	$170.13	$186.29	$137.36	$62.08	$234.26

Total Return[d]	25.26%	(8.67%)	36.07%	124.62%	(73.46%)	25.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$730	$981	$814	$479	$192	$826
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(1.27%)	(1.37%)	(0.03%)	0.20%	(0.84%)
Total expenses	2.40%	2.40%	2.36%	2.43%	2.48%	2.45%
Net expenses	2.39%[c]	2.40%	2.36%	2.43%	2.48%	2.45%
Portfolio turnover rate	118%	242%	290%	770%	810%	1,453%

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020[e]	Year Ended March 31, 2019[e]
Per Share Data
Net asset value, beginning of period	$191.93	$208.59	$152.63	$68.37	$255.45	$343.95
Income (loss) from investment operations:
Net investment income (loss)[b]	(.19)	(1.52)	(.75)	.02	1.65	.45
Net gain (loss) on investments (realized and unrealized)	49.59	(15.14)	57.21	86.08	(188.43)	(85.65)
Total from investment operations	49.40	(16.66)	56.46	86.10	(186.78)	(85.20)
Less distributions from:
Net investment income	—	—	(.50)	(1.84)	(.30)	(3.30)
Total distributions	—	—	(.50)	(1.84)	(.30)	(3.30)
Net asset value, end of period	$241.33	$191.93	$208.59	$152.63	$68.37	$255.45

Total Return	25.74%	(7.99%)	37.09%	126.23%	(73.19%)	(24.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,227	$1,082	$11,057	$689	$528	$6,395
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.76%)	(0.43%)	0.11%	0.77%	0.15%
Total expenses	1.65%	1.65%	1.62%	1.68%	1.72%	1.70%
Net expenses	1.63%[c]	1.65%	1.62%	1.68%	1.72%	1.70%
Portfolio turnover rate	118%	242%	290%	770%	810%	1,453%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Reverse share split — Per share amounts for years presented through March 31, 2020 have been restated to reflect a 1:15 reverse share split effective August 10, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings	% of Total Net Assets
Berkshire Hathaway, Inc. — Class B	3.3%
Visa, Inc. — Class A	2.6%
JPMorgan Chase & Co.	2.6%
Mastercard, Inc. — Class A	2.2%
Bank of America Corp.	1.7%
Wells Fargo & Co.	1.5%
Blackstone, Inc. — Class A	1.4%
Goldman Sachs Group, Inc.	1.3%
S&P Global, Inc.	1.3%
Morgan Stanley	1.2%
Top Ten Total	19.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	2.04%	5.86%	4.33%	6.88%
A-Class Shares	1.90%	5.59%	4.07%	6.61%
A-Class Shares with sales charge‡	(2.94%)	0.57%	3.06%	6.09%
C-Class Shares	1.53%	4.80%	3.29%	5.82%
C-Class Shares with CDSC§	0.53%	4.03%	3.29%	5.82%
H-Class Shares**	1.91%	5.59%	4.07%	6.57%
S&P 500 Financials Index	4.15%	11.73%	6.04%	9.69%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 97.4%

Banks - 23.6%
JPMorgan Chase & Co.	1,277	$185,191
Bank of America Corp.	4,478	122,608
Wells Fargo & Co.	2,726	111,384
Goldman Sachs Group, Inc.	293	94,806
Morgan Stanley	1,103	90,082
Citigroup, Inc.	1,937	79,669
PNC Financial Services Group, Inc.	530	65,068
U.S. Bancorp	1,868	61,756
Truist Financial Corp.	1,927	55,131
Bank of New York Mellon Corp.	1,180	50,327
NU Holdings Limited/Cayman Islands — Class A*	6,898	50,011
Toronto-Dominion Bank	811	48,871
ICICI Bank Ltd. ADR	1,915	44,275
Royal Bank of Canada	490	42,846
M&T Bank Corp.	338	42,740
Bank of Nova Scotia[1]	918	41,852
HDFC Bank Ltd. ADR	699	41,248
Popular, Inc.	654	41,209
State Street Corp.	595	39,841
Fifth Third Bancorp	1,460	36,982
Regions Financial Corp.	2,074	35,673
Huntington Bancshares, Inc.	3,315	34,476
Northern Trust Corp.	465	32,308
Citizens Financial Group, Inc.	1,173	31,436
KeyCorp	2,653	28,546
East West Bancorp, Inc.	466	24,563
First Horizon Corp.	1,962	21,621
Zions Bancorp North America	597	20,829
Comerica, Inc.	490	20,359
Pinnacle Financial Partners, Inc.	299	20,045
Columbia Banking System, Inc.	926	18,798
Old National Bancorp	1,256	18,262
Bank OZK	473	17,534
Valley National Bancorp	1,956	16,743
First Citizens BancShares, Inc. — Class A	8	11,041
PacWest Bancorp	1,115	8,820
Total Banks		1,706,951

Diversified Financial Services - 20.7%
Visa, Inc. — Class A	829	190,678
Mastercard, Inc. — Class A	405	160,344
BlackRock, Inc. — Class A	129	83,397
Charles Schwab Corp.	1,466	80,483
American Express Co.	530	79,071
CME Group, Inc. — Class A	376	75,283
Intercontinental Exchange, Inc.	642	70,633
Apollo Global Management, Inc.	601	53,946
Capital One Financial Corp.	548	53,183
Ameriprise Financial, Inc.	156	51,430
Interactive Brokers Group, Inc. — Class A	593	51,330
XP, Inc. — Class A	1,873	43,173
T. Rowe Price Group, Inc.	406	42,577
Discover Financial Services	477	41,323
Nasdaq, Inc.	794	38,580
Raymond James Financial, Inc.	384	38,565
LPL Financial Holdings, Inc.	160	38,024
Tradeweb Markets, Inc. — Class A	472	37,854
Cboe Global Markets, Inc.	234	36,553
Synchrony Financial	1,062	32,465
Coinbase Global, Inc. — Class A*	432	32,435
Ally Financial, Inc.	910	24,279
Voya Financial, Inc.	355	23,590
Franklin Resources, Inc.	953	23,425
Invesco Ltd.	1,549	22,492
SoFi Technologies, Inc.*	2,767	22,108
Western Union Co.	1,546	20,376
SLM Corp.	1,151	15,677
Upstart Holdings, Inc.*,1	436	12,443
Total Diversified Financial Services		1,495,717

REITs - 20.2%
Prologis, Inc.	776	87,075
American Tower Corp. — Class A	449	73,838
Equinix, Inc.	94	68,268
Welltower, Inc.	709	58,081
Public Storage	216	56,920
Crown Castle, Inc.	589	54,206
Digital Realty Trust, Inc.	433	52,402
Simon Property Group, Inc.	473	51,098
Realty Income Corp.	1,018	50,839
VICI Properties, Inc.	1,607	46,764
Extra Space Storage, Inc.	367	44,620
AvalonBay Communities, Inc.	248	42,592
Weyerhaeuser Co.	1,353	41,483
Equity Residential	683	40,099
SBA Communications Corp.	196	39,233
Invitation Homes, Inc.	1,196	37,901
Ventas, Inc.	872	36,737
Iron Mountain, Inc.	610	36,265
Alexandria Real Estate Equities, Inc.	346	34,635
Sun Communities, Inc.	289	34,200
Mid-America Apartment Communities, Inc.	258	33,192
Essex Property Trust, Inc.	150	31,813
Host Hotels & Resorts, Inc.	1,920	30,854
UDR, Inc.	825	29,428
Gaming and Leisure Properties, Inc.	646	29,425
Kimco Realty Corp.	1,627	28,619
American Homes 4 Rent — Class A	830	27,963
Regency Centers Corp.	470	27,937
Healthpeak Properties, Inc.	1,488	27,320
Rexford Industrial Realty, Inc.	552	27,241
Camden Property Trust	288	27,239
Annaly Capital Management, Inc.	1,432	26,936
Lamar Advertising Co. — Class A	310	25,876
CubeSmart	664	25,318
Boston Properties, Inc.	421	25,041
AGNC Investment Corp.	2,263	21,363
Vornado Realty Trust	746	16,919

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
FINANCIAL SERVICES FUND

	Shares	Value
Medical Properties Trust, Inc.[1]	2,681	$14,611
Total REITs		1,464,351

Insurance - 18.9%
Berkshire Hathaway, Inc. — Class B*	691	242,057
Marsh & McLennan Companies, Inc.	451	85,825
Progressive Corp.	580	80,794
Arch Capital Group Ltd.*	897	71,500
Aon plc — Class A	216	70,031
Willis Towers Watson plc	330	68,957
Chubb Ltd.	303	63,079
Arthur J Gallagher & Co.	273	62,225
Aflac, Inc.	797	61,170
American International Group, Inc.	978	59,267
Travelers Companies, Inc.	338	55,199
MetLife, Inc.	866	54,480
Prudential Financial, Inc.	558	52,949
Allstate Corp.	438	48,798
Hartford Financial Services Group, Inc.	586	41,553
Principal Financial Group, Inc.	514	37,044
Everest Group Ltd.	96	35,680
Cincinnati Financial Corp.	344	35,188
Brown & Brown, Inc.	502	35,060
W R Berkley Corp.	502	31,872
Equitable Holdings, Inc.	1,014	28,787
Unum Group	580	28,530
Lincoln National Corp.	750	18,517
Total Insurance		1,368,562

Commercial Services - 6.3%
S&P Global, Inc.	257	93,910
PayPal Holdings, Inc.*	1,212	70,854
Moody’s Corp.	193	61,021
Global Payments, Inc.	408	47,079
Block, Inc. — Class A*	954	42,224
StoneCo Ltd. — Class A*	3,590	38,305
FleetCor Technologies, Inc.*	145	37,024
Toast, Inc. — Class A*	1,398	26,185
Affirm Holdings, Inc.*	978	20,802
MarketAxess Holdings, Inc.	96	20,509
Total Commercial Services		457,913

Private Equity - 3.7%
Blackstone, Inc. — Class A	938	100,497
KKR & Company, Inc. — Class A	931	57,349
Ares Management Corp. — Class A	464	47,732
Brookfield Corp.	1,218	38,087
Carlyle Group, Inc.	787	23,736
Total Private Equity		267,401

Software - 2.8%
Fiserv, Inc.*	633	71,504
Fidelity National Information Services, Inc.	946	52,285
MSCI, Inc. — Class A	96	49,256
Jack Henry & Associates, Inc.	199	30,077
Total Software		203,122

Media - 0.5%
FactSet Research Systems, Inc.	81	35,418

Savings & Loans - 0.4%
New York Community Bancorp, Inc.	2,228	25,266

Internet - 0.3%
Robinhood Markets, Inc. — Class A*	2,361	23,161

Total Common Stocks
(Cost $6,610,619)		7,047,862

PREFERRED STOCKS† - 0.6%
Financial - 0.6%
Itau Unibanco Holding S.A.
ADR	7,555	40,571

Total Preferred Stocks
(Cost $34,136)		40,571

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$22,138	22,138
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	8,600	8,600
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	8,515	8,515
Total Repurchase Agreements
(Cost $39,253)		39,253

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	52,369	52,369
Total Securities Lending Collateral
(Cost $52,369)		52,369

Total Investments - 99.2%
(Cost $6,736,377)		$7,180,055
Other Assets & Liabilities, net - 0.8%		57,150
Total Net Assets - 100.0%		$7,237,205

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,047,862	$—	$—	$7,047,862
Preferred Stocks	40,571	—	—	40,571
Repurchase Agreements	—	39,253	—	39,253
Securities Lending Collateral	52,369	—	—	52,369
Total Assets	$7,140,802	$39,253	$—	$7,180,055

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $51,388 of securities loaned (cost $6,697,124)	$7,140,802
Repurchase agreements, at value (cost $39,253)	39,253
Cash	240
Receivables:
Fund shares sold	114,599
Securities sold	98,952
Dividends	14,287
Foreign tax reclaims	299
Securities lending income	24
Interest	12
Total assets	7,408,468

Liabilities:
Payable for:
Fund shares redeemed	107,344
Return of securities lending collateral	52,369
Management fees	5,167
Transfer agent fees	1,721
Distribution and service fees	951
Portfolio accounting and administration fees	622
Trustees’ fees*	95
Miscellaneous	2,994
Total liabilities	171,263
Net assets	$7,237,205

Net assets consist of:
Paid in capital	$10,323,406
Total distributable earnings (loss)	(3,086,201)
Net assets	$7,237,205

Investor Class:
Net assets	$4,803,064
Capital shares outstanding	71,194
Net asset value per share	$67.46

A-Class:
Net assets	$1,444,799
Capital shares outstanding	23,672
Net asset value per share	$61.03
Maximum offering price per share (Net asset value divided by 95.25%)	$64.07

C-Class:
Net assets	$670,676
Capital shares outstanding	13,617
Net asset value per share	$49.25

H-Class:
Net assets	$318,666
Capital shares outstanding	5,437
Net asset value per share	$58.61

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $560)	$90,829
Interest	933
Income from securities lending, net	919
Total investment income	92,681

Expenses:
Management fees	30,429
Distribution and service fees:
A-Class	1,864
C-Class	3,621
H-Class	444
Transfer agent fees	7,375
Portfolio accounting and administration fees	5,456
Registration fees	3,464
Professional fees	1,925
Trustees’ fees*	626
Custodian fees	487
Line of credit fees	69
Miscellaneous	368
Total expenses	56,128
Less:
Expenses reimbursed by Adviser	(626)
Net expenses	55,502
Net investment income	37,179

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(159,152)
Net realized loss	(159,152)
Net change in unrealized appreciation (depreciation) on:
Investments	230,267
Net change in unrealized appreciation (depreciation)	230,267
Net realized and unrealized gain	71,115
Net increase in net assets resulting from operations	$108,294

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$37,179	$99,687
Net realized gain (loss) on investments	(159,152)	4,933,068
Net change in unrealized appreciation (depreciation) on investments	230,267	(8,604,998)
Net increase (decrease) in net assets resulting from operations	108,294	(3,572,243)

Distributions to shareholders:
Investor Class	—	(1,002,375)
A-Class	—	(472,199)
C-Class	—	(229,698)
H-Class	—	(110,821)
Total distributions to shareholders	—	(1,815,093)

Capital share transactions:
Proceeds from sale of shares
Investor Class	7,153,817	25,704,725
A-Class	658,603	1,026,489
C-Class	53,326	204,435
H-Class	32,289	753,776
Distributions reinvested
Investor Class	—	933,611
A-Class	—	466,298
C-Class	—	227,947
H-Class	—	109,475
Cost of shares redeemed
Investor Class	(6,687,928)	(51,332,334)
A-Class	(812,820)	(2,206,918)
C-Class	(221,711)	(361,088)
H-Class	(95,053)	(12,509,239)
Net increase (decrease) from capital share transactions	80,523	(36,982,823)
Net increase (decrease) in net assets	188,817	(42,370,159)

Net assets:
Beginning of period	7,048,388	49,418,547
End of period	$7,237,205	$7,048,388

Capital share activity:
Shares sold
Investor Class	103,003	299,625
A-Class	10,567	13,965
C-Class	1,067	3,210
H-Class	568	9,815
Shares issued from reinvestment of distributions
Investor Class	—	13,794
A-Class	—	7,601
C-Class	—	4,577
H-Class	—	1,858
Shares redeemed
Investor Class	(96,387)	(562,772)
A-Class	(13,208)	(29,906)
C-Class	(4,550)	(5,673)
H-Class	(1,630)	(146,214)
Net decrease in shares	(570)	(390,120)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$66.11	$101.95	$88.84	$54.80	$68.68	$72.17
Income (loss) from investment operations:
Net investment income (loss)[b]	.42	.87	.64	.88	.83	.53
Net gain (loss) on investments (realized and unrealized)	.93	(19.17)	13.35	33.16	(14.39)	(.86)[e]
Total from investment operations	1.35	(18.30)	13.99	34.04	(13.56)	(.33)
Less distributions from:
Net investment income	—	(2.30)	(.34)	—	(.32)	(.89)
Net realized gains	—	(15.24)	(.54)	—	—	(2.27)
Total distributions	—	(17.54)	(.88)	—	(.32)	(3.16)
Net asset value, end of period	$67.46	$66.11	$101.95	$88.84	$54.80	$68.68

Total Return	2.04%	(18.35%)	15.72%	62.12%	(19.88%)	(0.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,803	$4,269	$32,004	$32,328	$2,968	$4,978
Ratios to average net assets:
Net investment income (loss)	1.21%	1.00%	0.63%	1.19%	1.12%	0.74%
Total expenses	1.40%	1.40%	1.36%	1.41%	1.48%	1.45%
Net expenses	1.38%[c]	1.40%	1.36%	1.41%	1.48%	1.45%
Portfolio turnover rate	89%	177%	406%	246%	249%	410%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$59.89	$94.54	$82.65	$51.10	$64.22	$67.88
Income (loss) from investment operations:
Net investment income (loss)[b]	.29	.76	.36	.55	.54	.37
Net gain (loss) on investments (realized and unrealized)	.85	(17.87)	12.41	31.00	(13.34)	(.87)[e]
Total from investment operations	1.14	(17.11)	12.77	31.55	(12.80)	(.50)
Less distributions from:
Net investment income	—	(2.30)	(.34)	—	(.32)	(.89)
Net realized gains	—	(15.24)	(.54)	—	—	(2.27)
Total distributions	—	(17.54)	(.88)	—	(.32)	(3.16)
Net asset value, end of period	$61.03	$59.89	$94.54	$82.65	$51.10	$64.22

Total Return[d]	1.90%	(18.56%)	15.42%	61.74%	(20.07%)	(0.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,445	$1,576	$3,276	$2,780	$5,745	$7,602
Ratios to average net assets:
Net investment income (loss)	0.95%	0.97%	0.39%	0.86%	0.78%	0.55%
Total expenses	1.65%	1.64%	1.61%	1.70%	1.72%	1.71%
Net expenses	1.64%[c]	1.64%	1.61%	1.70%	1.72%	1.71%
Portfolio turnover rate	89%	177%	406%	246%	249%	410%

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$48.51	$81.13	$71.57	$44.59	$56.49	$60.56
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	.15	(.28)	(.03)	.01	(.16)
Net gain (loss) on investments (realized and unrealized)	.70	(15.23)	10.72	27.01	(11.59)	(.75)[e]
Total from investment operations	.74	(15.08)	10.44	26.98	(11.58)	(.91)
Less distributions from:
Net investment income	—	(2.30)	(.34)	—	(.32)	(.89)
Net realized gains	—	(15.24)	(.54)	—	—	(2.27)
Total distributions	—	(17.54)	(.88)	—	(.32)	(3.16)
Net asset value, end of period	$49.25	$48.51	$81.13	$71.57	$44.59	$56.49

Total Return[d]	1.53%	(19.17%)	14.55%	60.51%	(20.66%)	(1.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$671	$829	$1,216	$1,036	$638	$985
Ratios to average net assets:
Net investment income (loss)	0.18%	0.24%	(0.35%)	(0.06%)	0.02%	(0.27%)
Total expenses	2.40%	2.40%	2.36%	2.43%	2.47%	2.46%
Net expenses	2.39%[c]	2.40%	2.36%	2.43%	2.47%	2.46%
Portfolio turnover rate	89%	177%	406%	246%	249%	410%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$57.51	$91.63	$80.10	$49.53	$62.26	$65.93
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	(.06)	.41	.68	.54	.03
Net gain (loss) on investments (realized and unrealized)	.82	(16.52)	12.00	29.89	(12.95)	(.54)[e]
Total from investment operations	1.10	(16.58)	12.41	30.57	(12.41)	(.51)
Less distributions from:
Net investment income	—	(2.30)	(.34)	—	(.32)	(.89)
Net realized gains	—	(15.24)	(.54)	—	—	(2.27)
Total distributions	—	(17.54)	(.88)	—	(.32)	(3.16)
Net asset value, end of period	$58.61	$57.51	$91.63	$80.10	$49.53	$62.26

Total Return	1.91%	(18.56%)	15.47%	61.72%	(20.08%)	(0.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$319	$374	$12,923	$3,250	$611	$1,606
Ratios to average net assets:
Net investment income (loss)	0.93%	(0.08%)	0.45%	1.07%	0.81%	0.05%
Total expenses	1.65%	1.66%	1.61%	1.69%	1.72%	1.73%
Net expenses	1.64%[c]	1.66%	1.61%	1.69%	1.72%	1.73%
Portfolio turnover rate	89%	177%	406%	246%	249%	410%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net gain on investments for the year because of the sales and purchase of fund shares in relation to fluctuating market value of the investment of the Fund.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings	% of Total Net Assets
UnitedHealth Group, Inc.	3.6%
Eli Lilly & Co.	3.4%
Johnson & Johnson	3.1%
AbbVie, Inc.	2.7%
Merck & Company, Inc.	2.6%
Thermo Fisher Scientific, Inc.	2.2%
Pfizer, Inc.	2.2%
Danaher Corp.	2.1%
Abbott Laboratories	2.1%
Amgen, Inc.	2.0%
Top Ten Total	26.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(2.03%)	9.33%	5.17%	9.27%
A-Class Shares	(2.13%)	9.05%	4.90%	9.00%
A-Class Shares with sales charge‡	(6.78%)	3.88%	3.88%	8.47%
C-Class Shares	(2.50%)	8.22%	4.13%	8.19%
C-Class Shares with CDSC§	(3.47%)	7.22%	4.13%	8.19%
H-Class Shares**	(2.16%)	9.04%	4.91%	8.96%
S&P 500 Health Care Index	0.22%	8.18%	8.21%	11.74%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged Indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 20, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.2%

Pharmaceuticals - 33.7%
Eli Lilly & Co.	1,383	$742,851
Johnson & Johnson	4,407	686,390
AbbVie, Inc.	3,910	582,825
Merck & Company, Inc.	5,501	566,328
Pfizer, Inc.	14,722	488,329
Bristol-Myers Squibb Co.	6,725	390,319
CVS Health Corp.	5,074	354,267
Cigna Group	1,162	332,413
Becton Dickinson & Co.	1,191	307,909
Zoetis, Inc.	1,710	297,506
AstraZeneca plc ADR	4,364	295,530
McKesson Corp.	637	276,999
Dexcom, Inc.*	2,234	208,432
Cencora, Inc. — Class A	1,110	199,767
Teva Pharmaceutical Industries Ltd. ADR*	17,505	178,551
Novartis AG ADR[1]	1,742	177,440
GSK plc ADR	4,733	171,571
Novo Nordisk A/S ADR	1,841	167,421
Cardinal Health, Inc.	1,913	166,087
Alkermes plc*	5,844	163,690
Viatris, Inc.	12,513	123,378
Neurocrine Biosciences, Inc.*	1,085	122,062
Henry Schein, Inc.*	1,514	112,415
Jazz Pharmaceuticals plc*	772	99,928
Option Care Health, Inc.*	2,620	84,757
Elanco Animal Health, Inc.*	7,536	84,705
Madrigal Pharmaceuticals, Inc.*	160	23,366
Total Pharmaceuticals		7,405,236

Healthcare-Products - 28.4%
Thermo Fisher Scientific, Inc.	972	491,997
Danaher Corp.	1,870	463,947
Abbott Laboratories	4,749	459,941
Intuitive Surgical, Inc.*	1,247	364,486
Stryker Corp.	1,238	338,308
Boston Scientific Corp.*	5,941	313,685
Medtronic plc	3,432	268,932
Edwards Lifesciences Corp.*	3,246	224,883
IDEXX Laboratories, Inc.*	479	209,452
GE HealthCare Technologies, Inc.	2,797	190,308
West Pharmaceutical Services, Inc.	490	183,853
Zimmer Biomet Holdings, Inc.	1,521	170,687
ResMed, Inc.	1,141	168,720
Align Technology, Inc.*	546	166,705
STERIS plc	758	166,320
Baxter International, Inc.	4,134	156,017
Waters Corp.*	535	146,702
Hologic, Inc.*	2,096	145,462
Avantor, Inc.*	6,547	138,011
Cooper Companies, Inc.	429	136,426
Revvity, Inc.	1,220	135,054
Insulet Corp.*	758	120,893
Exact Sciences Corp.*	1,764	120,340
Bio-Techne Corp.	1,674	113,949
Teleflex, Inc.	553	108,615
Dentsply Sirona, Inc.	3,116	106,443
Repligen Corp.*	650	103,357
Bruker Corp.	1,435	89,400
Lantheus Holdings, Inc.*	1,184	82,264
Shockwave Medical, Inc.*	409	81,432
Neogen Corp.*	3,939	73,029
Natera, Inc.*	1,618	71,596
Masimo Corp.*	790	69,267
Inari Medical, Inc.*	967	63,242
Total Healthcare-Products		6,243,723

Biotechnology - 19.3%
Amgen, Inc.	1,647	442,648
Gilead Sciences, Inc.	4,688	351,319
Vertex Pharmaceuticals, Inc.*	981	341,133
Regeneron Pharmaceuticals, Inc.*	409	336,591
Biogen, Inc.*	856	220,000
Moderna, Inc.*	1,999	206,477
Seagen, Inc.*	953	202,179
Horizon Therapeutics plc*	1,611	186,377
Argenx SE ADR*	332	163,221
Alnylam Pharmaceuticals, Inc.*	893	158,150
Illumina, Inc.*	1,148	157,597
BioMarin Pharmaceutical, Inc.*	1,660	146,877
BioNTech SE ADR*	1,329	144,382
Royalty Pharma plc — Class A	4,869	132,145
Sarepta Therapeutics, Inc.*	983	119,159
Incyte Corp.*	1,961	113,287
United Therapeutics Corp.*	499	112,709
Ionis Pharmaceuticals, Inc.*	2,121	96,208
Exelixis, Inc.*	4,301	93,977
Halozyme Therapeutics, Inc.*	2,128	81,290
ImmunoGen, Inc.*	4,591	72,859
Apellis Pharmaceuticals, Inc.*	1,762	67,026
Mirati Therapeutics, Inc.*	1,502	65,427
Karuna Therapeutics, Inc.*	370	62,563
Intellia Therapeutics, Inc.*	1,726	54,576
Cytokinetics, Inc.*	1,839	54,177
TG Therapeutics, Inc.*	4,016	33,574
Novavax, Inc.*,1	3,644	26,383
Total Biotechnology		4,242,311

Healthcare-Services - 16.0%
UnitedHealth Group, Inc.	1,563	788,049
Elevance Health, Inc.	824	358,786
Humana, Inc.	580	282,182
HCA Healthcare, Inc.	981	241,306
Centene Corp.*	3,183	219,245
IQVIA Holdings, Inc.*	1,031	202,849
ICON plc*	763	187,889
Molina Healthcare, Inc.*	485	159,027
Laboratory Corporation of America Holdings	754	151,592
Quest Diagnostics, Inc.	1,065	129,781
Charles River Laboratories International, Inc.*	571	111,905

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
HEALTH CARE FUND

	Shares	Value
Universal Health Services, Inc. — Class B	824	$103,601
Catalent, Inc.*	2,164	98,527
HealthEquity, Inc.*	1,234	90,144
Tenet Healthcare Corp.*	1,360	89,610
Acadia Healthcare Company, Inc.*	1,268	89,153
Medpace Holdings, Inc.*	336	81,356
Fortrea Holdings, Inc.*	2,092	59,810
Teladoc Health, Inc.*	3,075	57,164
Total Healthcare-Services		3,501,976

Electronics - 0.9%
Agilent Technologies, Inc.	1,823	203,848

Software - 0.9%
Veeva Systems, Inc. — Class A*	972	197,754

Total Common Stocks
(Cost $14,867,170)		21,794,848

RIGHTS††† - 0.0%
Pharmaceuticals - 0.0%
Johnson & Johnson
Expires 12/31/29	752	—
Total Rights
(Cost $—)		—

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.4%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$49,948	49,948
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	19,402	19,402
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	19,211	19,211
Total Repurchase Agreements
(Cost $88,561)		88,561

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	156,772	156,772
Total Securities Lending Collateral
(Cost $156,772)		156,772

Total Investments - 100.3%
(Cost $15,112,503)		$22,040,181
Other Assets & Liabilities, net - (0.3)%		(69,732)
Total Net Assets - 100.0%		$21,970,449

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$21,794,848	$—	$—		$21,794,848
Rights	—	—	—	*	—
Repurchase Agreements	—	88,561	—		88,561
Securities Lending Collateral	156,772	—	—		156,772
Total Assets	$21,951,620	$88,561	$—		$22,040,181

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $152,621 of securities loaned (cost $15,023,942)	$21,951,620
Repurchase agreements, at value (cost $88,561)	88,561
Receivables:
Securities sold	76,540
Fund shares sold	37,149
Dividends	12,516
Foreign tax reclaims	2,021
Securities lending income	126
Interest	26
Total assets	22,168,559

Liabilities:
Payable for:
Return of securities lending collateral	156,772
Management fees	15,961
Fund shares redeemed	5,788
Transfer agent fees	5,521
Distribution and service fees	2,294
Portfolio accounting and administration fees	1,922
Trustees’ fees*	303
Miscellaneous	9,549
Total liabilities	198,110
Net assets	$21,970,449

Net assets consist of:
Paid in capital	$19,003,172
Total distributable earnings (loss)	2,967,277
Net assets	$21,970,449

Investor Class:
Net assets	$14,727,365
Capital shares outstanding	391,744
Net asset value per share	$37.59

A-Class:
Net assets	$5,123,796
Capital shares outstanding	154,755
Net asset value per share	$33.11
Maximum offering price per share (Net asset value divided by 95.25%)	$34.76

C-Class:
Net assets	$1,103,497
Capital shares outstanding	41,544
Net asset value per share	$26.56

H-Class:
Net assets	$1,015,791
Capital shares outstanding	32,050
Net asset value per share	$31.69

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $105)	$140,585
Interest	3,271
Income from securities lending, net	2,522
Total investment income	146,378

Expenses:
Management fees	107,185
Distribution and service fees:
A-Class	6,344
C-Class	6,523
H-Class	1,493
Transfer agent fees	26,226
Portfolio accounting and administration fees	19,219
Registration fees	12,437
Professional fees	6,489
Trustees’ fees*	2,299
Custodian fees	1,723
Miscellaneous	1,267
Total expenses	191,205
Less:
Expenses reimbursed by Adviser	(1,940)
Net expenses	189,265
Net investment loss	(42,887)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	654,150
Net realized gain	654,150
Net change in unrealized appreciation (depreciation) on:
Investments	(988,147)
Net change in unrealized appreciation (depreciation)	(988,147)
Net realized and unrealized loss	(333,997)
Net decrease in net assets resulting from operations	$(376,884)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(42,887)	$(132,483)
Net realized gain on investments	654,150	1,740,666
Net change in unrealized appreciation (depreciation) on investments	(988,147)	(4,500,536)
Net decrease in net assets resulting from operations	(376,884)	(2,892,353)

Distributions to shareholders:
Investor Class	—	(558,000)
A-Class	—	(94,447)
C-Class	—	(39,724)
H-Class	—	(27,218)
Total distributions to shareholders	—	(719,389)

Capital share transactions:
Proceeds from sale of shares
Investor Class	12,380,377	102,301,697
A-Class	1,141,533	1,972,855
C-Class	167,976	372,082
H-Class	330,248	3,780,739
Distributions reinvested
Investor Class	—	549,584
A-Class	—	93,606
C-Class	—	38,384
H-Class	—	26,585
Cost of shares redeemed
Investor Class	(15,325,235)	(108,242,862)
A-Class	(817,822)	(2,315,534)
C-Class	(567,380)	(1,340,731)
H-Class	(605,014)	(12,105,427)
Net decrease from capital share transactions	(3,295,317)	(14,869,022)
Net decrease in net assets	(3,672,201)	(18,480,764)

Net assets:
Beginning of period	25,642,650	44,123,414
End of period	$21,970,449	$25,642,650

Capital share activity:
Shares sold
Investor Class	318,725	2,667,799
A-Class	33,025	58,331
C-Class	6,021	13,452
H-Class	9,989	117,002
Shares issued from reinvestment of distributions
Investor Class	—	14,383
A-Class	—	2,777
C-Class	—	1,411
H-Class	—	824
Shares redeemed
Investor Class	(392,817)	(2,829,507)
A-Class	(23,784)	(69,097)
C-Class	(20,589)	(48,731)
H-Class	(18,641)	(369,188)
Net decrease in shares	(88,071)	(440,544)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$38.37	$41.55	$39.24	$30.27	$32.03	$28.88
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.10)	(.12)	(.15)	(.06)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.74)	(2.45)	3.84	12.50	(1.70)	3.78
Total from investment operations	(.78)	(2.55)	3.72	12.35	(1.76)	3.65
Less distributions from:
Net realized gains	—	(.63)	(1.41)	(3.38)	—	(.50)
Total distributions	—	(.63)	(1.41)	(3.38)	—	(.50)
Net asset value, end of period	$37.59	$38.37	$41.55	$39.24	$30.27	$32.03

Total Return	(2.03%)	(6.16%)	9.40%	41.24%	(5.49%)	12.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,727	$17,873	$25,478	$20,831	$12,408	$64,185
Ratios to average net assets:
Net investment income (loss)	(0.23%)	(0.26%)	(0.29%)	(0.41%)	(0.19%)	(0.42%)
Total expenses	1.40%	1.39%	1.35%	1.46%	1.47%	1.46%
Net expenses	1.39%[d]	1.39%	1.35%	1.46%	1.47%	1.46%
Portfolio turnover rate	48%	268%	238%	256%	248%	341%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$33.83	$36.81	$34.99	$27.33	$29.00	$26.26
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.16)	(.19)	(.21)	(.12)	(.19)
Net gain (loss) on investments (realized and unrealized)	(.64)	(2.19)	3.42	11.25	(1.55)	3.43
Total from investment operations	(.72)	(2.35)	3.23	11.04	(1.67)	3.24
Less distributions from:
Net realized gains	—	(.63)	(1.41)	(3.38)	—	(.50)
Total distributions	—	(.63)	(1.41)	(3.38)	—	(.50)
Net asset value, end of period	$33.11	$33.83	$36.81	$34.99	$27.33	$29.00

Total Return[c]	(2.13%)	(6.38%)	9.14%	40.87%	(5.76%)	12.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,124	$4,923	$5,650	$5,575	$3,606	$4,865
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.49%)	(0.50%)	(0.63%)	(0.43%)	(0.68%)
Total expenses	1.65%	1.64%	1.61%	1.69%	1.73%	1.72%
Net expenses	1.63%[d]	1.64%	1.61%	1.69%	1.73%	1.72%
Portfolio turnover rate	48%	268%	238%	256%	248%	341%

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$27.24	$29.99	$28.95	$23.21	$24.81	$22.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.34)	(.39)	(.40)	(.30)	(.35)
Net gain (loss) on investments (realized and unrealized)	(.51)	(1.78)	2.84	9.52	(1.30)	2.97
Total from investment operations	(.68)	(2.12)	2.45	9.12	(1.60)	2.62
Less distributions from:
Net realized gains	—	(.63)	(1.41)	(3.38)	—	(.50)
Total distributions	—	(.63)	(1.41)	(3.38)	—	(.50)
Net asset value, end of period	$26.56	$27.24	$29.99	$28.95	$23.21	$24.81

Total Return[c]	(2.50%)	(7.07%)	8.34%	39.82%	(6.45%)	11.68%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,103	$1,529	$2,699	$3,147	$2,826	$4,340
Ratios to average net assets:
Net investment income (loss)	(1.23%)	(1.25%)	(1.26%)	(1.39%)	(1.20%)	(1.42%)
Total expenses	2.40%	2.39%	2.36%	2.45%	2.48%	2.46%
Net expenses	2.39%[d]	2.39%	2.36%	2.45%	2.48%	2.46%
Portfolio turnover rate	48%	268%	238%	256%	248%	341%

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$32.39	$35.26	$33.57	$26.31	$27.91	$25.29
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.21)	(.17)	(.21)	(.13)	(.18)
Net gain (loss) on investments (realized and unrealized)	(.62)	(2.03)	3.27	10.85	(1.47)	3.30
Total from investment operations	(.70)	(2.24)	3.10	10.64	(1.60)	3.12
Less distributions from:
Net realized gains	—	(.63)	(1.41)	(3.38)	—	(.50)
Total distributions	—	(.63)	(1.41)	(3.38)	—	(.50)
Net asset value, end of period	$31.69	$32.39	$35.26	$33.57	$26.31	$27.91

Total Return	(2.16%)	(6.38%)	9.14%	40.93%	(5.73%)	12.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,016	$1,318	$10,297	$1,760	$1,021	$7,871
Ratios to average net assets:
Net investment income (loss)	(0.48%)	(0.64%)	(0.46%)	(0.68%)	(0.45%)	(0.66%)
Total expenses	1.65%	1.65%	1.61%	1.76%	1.72%	1.73%
Net expenses	1.63%[d]	1.65%	1.61%	1.76%	1.72%	1.73%
Portfolio turnover rate	48%	268%	238%	256%	248%	341%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the internet (“Internet Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings	% of Total Net Assets
Alphabet, Inc. — Class A	8.2%
Amazon.com, Inc.	6.9%
Meta Platforms, Inc. — Class A	5.7%
Adobe, Inc.	3.5%
Cisco Systems, Inc.	3.4%
Salesforce, Inc.	3.2%
Netflix, Inc.	2.9%
Uber Technologies, Inc.	2.3%
Airbnb, Inc. — Class A	2.1%
Activision Blizzard, Inc.	2.1%
Top Ten Total	40.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	5.82%	26.55%	2.31%	8.66%
A-Class Shares	5.69%	26.24%	2.05%	8.39%
A-Class Shares with sales charge‡	0.67%	20.24%	1.06%	7.86%
C-Class Shares	5.30%	25.31%	1.29%	7.58%
C-Class Shares with CDSC§	4.30%	24.31%	1.29%	7.58%
H-Class Shares**	5.69%	26.24%	2.04%	8.33%
S&P 500 Information Technology Index	10.59%	41.10%	18.40%	20.38%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.1%

Internet - 55.8%
Alphabet, Inc. — Class A*	22,646	$2,963,456
Amazon.com, Inc.*	19,499	2,478,713
Meta Platforms, Inc. — Class A*	6,870	2,062,443
Netflix, Inc.*	2,768	1,045,197
Uber Technologies, Inc.*	18,006	828,096
Airbnb, Inc. — Class A*	5,498	754,381
Booking Holdings, Inc.*	223	687,721
Alibaba Group Holding Ltd. ADR*	7,116	617,242
DoorDash, Inc. — Class A*	5,509	437,800
eBay, Inc.	9,857	434,595
Sea Ltd. ADR*	9,854	433,083
JD.com, Inc. ADR	14,346	417,899
Baidu, Inc. ADR*	2,991	401,841
Shopify, Inc. — Class A*	7,264	396,397
MercadoLibre, Inc.*	302	382,900
VeriSign, Inc.*	1,815	367,592
Pinterest, Inc. — Class A*	13,480	364,364
Spotify Technology S.A.*	2,337	361,394
Trip.com Group Ltd. ADR*	10,334	361,380
Expedia Group, Inc.*	3,324	342,605
Wix.com Ltd.*	3,543	325,247
Bilibili, Inc. ADR*,1	22,499	309,811
Okta, Inc.*	3,743	305,092
GoDaddy, Inc. — Class A*	3,883	289,206
Match Group, Inc.*	6,965	272,854
Snap, Inc. — Class A*	30,617	272,797
F5, Inc.*	1,686	271,682
Roku, Inc.*	3,656	258,077
Zillow Group, Inc. — Class C*	5,581	257,619
Etsy, Inc.*	3,747	241,981
Wayfair, Inc. — Class A*	3,467	209,996
Chewy, Inc. — Class A*	10,931	199,600
IAC, Inc.*	3,407	171,679
Lyft, Inc. — Class A*	15,495	163,317
Ziff Davis, Inc.*	2,106	134,131
Bumble, Inc. — Class A*	8,126	121,240
TripAdvisor, Inc.*	7,199	119,359
Overstock.com, Inc.*	4,284	67,773
Total Internet		20,130,560

Software - 27.5%
Adobe, Inc.*	2,511	1,280,359
Salesforce, Inc.*	5,725	1,160,915
Activision Blizzard, Inc.	8,031	751,943
Workday, Inc. — Class A*	2,802	602,010
Snowflake, Inc. — Class A*	3,668	560,360
Electronic Arts, Inc.	4,152	499,901
Veeva Systems, Inc. — Class A*	2,359	479,939
Datadog, Inc. — Class A*	4,927	448,800
Take-Two Interactive Software, Inc.*	2,995	420,468
MongoDB, Inc.*	1,191	411,919
Cloudflare, Inc. — Class A*	6,163	388,516
Zoom Video Communications, Inc. — Class A*	5,320	372,081
Akamai Technologies, Inc.*	3,312	352,860
ROBLOX Corp. — Class A*	11,990	347,230
NetEase, Inc. ADR	3,441	344,651
Twilio, Inc. — Class A*	4,443	260,049
Dropbox, Inc. — Class A*	9,547	259,965
Nutanix, Inc. — Class A*	7,022	244,927
DocuSign, Inc.*	5,456	229,152
ZoomInfo Technologies, Inc. — Class A*	12,576	206,246
Smartsheet, Inc. — Class A*	5,082	205,618
DigitalOcean Holdings, Inc.*	4,016	96,504
Total Software		9,924,413

Telecommunications - 10.2%
Cisco Systems, Inc.	22,627	1,216,428
Motorola Solutions, Inc.	2,129	579,599
Arista Networks, Inc.*	3,108	571,655
Telefonaktiebolaget LM Ericsson ADR[1]	59,327	288,329
Juniper Networks, Inc.	9,336	259,447
Ciena Corp.*	4,844	228,927
Nokia Oyj ADR	58,911	220,327
Extreme Networks, Inc.*	6,277	151,966
Viavi Solutions, Inc.*	13,094	119,679
CommScope Holding Company, Inc.*	13,896	46,691
Total Telecommunications		3,683,048

Commercial Services - 4.0%
PayPal Holdings, Inc.*	11,816	690,764
CoStar Group, Inc.*	6,118	470,413
Paylocity Holding Corp.*	1,119	203,322
Chegg, Inc.*	9,249	82,501
Total Commercial Services		1,447,000

Entertainment - 0.8%
DraftKings, Inc. — Class A*	9,982	293,870

Computers - 0.4%
Lumentum Holdings, Inc.*	3,203	144,712

Healthcare-Services - 0.4%
Teladoc Health, Inc.*	7,460	138,681

Total Common Stocks
(Cost $32,002,567)		35,762,284

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
INTERNET FUND

	Face Amount	Value
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$96,799	$96,799
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	37,602	37,602
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	37,230	37,230
Total Repurchase Agreements
(Cost $171,631)		171,631

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	458,711	458,711
Total Securities Lending Collateral
(Cost $458,711)		458,711

Total Investments - 100.9%
(Cost $32,632,909)		$36,392,626
Other Assets & Liabilities, net - (0.9)%		(322,870)
Total Net Assets - 100.0%		$36,069,756

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,762,284	$—	$—	$35,762,284
Repurchase Agreements	—	171,631	—	171,631
Securities Lending Collateral	458,711	—	—	458,711
Total Assets	$36,220,995	$171,631	$—	$36,392,626

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $448,601 of securities loaned (cost $32,461,278)	$36,220,995
Repurchase agreements, at value (cost $171,631)	171,631
Receivables:
Fund shares sold	192,855
Dividends	7,066
Foreign tax reclaims	1,110
Securities lending income	134
Interest	50
Total assets	36,593,841

Liabilities:
Payable for:
Return of securities lending collateral	458,711
Management fees	26,043
Fund shares redeemed	11,907
Transfer agent fees	8,004
Portfolio accounting and administration fees	3,136
Distribution and service fees	2,793
Trustees’ fees*	428
Miscellaneous	13,063
Total liabilities	524,085
Net assets	$36,069,756

Net assets consist of:
Paid in capital	$37,614,311
Total distributable earnings (loss)	(1,544,555)
Net assets	$36,069,756

Investor Class:
Net assets	$30,915,505
Capital shares outstanding	308,161
Net asset value per share	$100.32

A-Class:
Net assets	$1,730,503
Capital shares outstanding	19,369
Net asset value per share	$89.34
Maximum offering price per share (Net asset value divided by 95.25%)	$93.80

C-Class:
Net assets	$2,801,205
Capital shares outstanding	40,149
Net asset value per share	$69.77

H-Class:
Net assets	$622,543
Capital shares outstanding	7,306
Net asset value per share	$85.21

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,742)	$39,932
Interest	3,666
Income from securities lending, net	629
Total investment income	44,227

Expenses:
Management fees	113,992
Distribution and service fees:
A-Class	1,801
C-Class	13,536
H-Class	797
Transfer agent fees	26,998
Portfolio accounting and administration fees	20,440
Registration fees	9,038
Professional fees	8,587
Custodian fees	1,770
Trustees’ fees*	1,416
Miscellaneous	5,122
Total expenses	203,497
Less:
Expenses reimbursed by Adviser	(3,132)
Net expenses	200,365
Net investment loss	(156,138)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	187,114
Net realized gain	187,114
Net change in unrealized appreciation (depreciation) on:
Investments	(254,574)
Net change in unrealized appreciation (depreciation)	(254,574)
Net realized and unrealized loss	(67,460)
Net decrease in net assets resulting from operations	$(223,598)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(156,138)	$(163,483)
Net realized gain (loss) on investments	187,114	(3,082,146)
Net change in unrealized appreciation (depreciation) on investments	(254,574)	(666,835)
Net decrease in net assets resulting from operations	(223,598)	(3,912,464)

Capital share transactions:
Proceeds from sale of shares
Investor Class	34,643,957	21,020,911
A-Class	1,223,009	1,013,188
C-Class	312,293	935,936
H-Class	100,003	3,169,571
Cost of shares redeemed
Investor Class	(19,420,304)	(11,401,168)
A-Class	(897,471)	(1,449,349)
C-Class	(166,977)	(736,844)
H-Class	(92,612)	(2,834,259)
Net increase from capital share transactions	15,701,898	9,717,986
Net increase in net assets	15,478,300	5,805,522

Net assets:
Beginning of period	20,591,456	14,785,934
End of period	$36,069,756	$20,591,456

Capital share activity:
Shares sold
Investor Class	337,258	228,196
A-Class	13,584	12,712
C-Class	4,444	14,997
H-Class	1,172	34,804
Shares redeemed
Investor Class	(199,433)	(133,794)
A-Class	(10,088)	(18,515)
C-Class	(2,360)	(11,503)
H-Class	(1,053)	(37,230)
Net increase in shares	143,524	89,667

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$94.80	$115.59	$195.59	$105.23	$118.80	$124.80
Income (loss) from investment operations:
Net investment income (loss)[b]	(.53)	(.99)	(2.11)	(2.03)	(1.30)	(1.29)
Net gain (loss) on investments (realized and unrealized)	6.05 [e]	(19.80)	(34.69)	92.39	(8.17)	10.79
Total from investment operations	5.52	(20.79)	(36.80)	90.36	(9.47)	9.50
Less distributions from:
Net realized gains	—	—	(43.20)	—	(4.10)	(15.50)
Total distributions	—	—	(43.20)	—	(4.10)	(15.50)
Net asset value, end of period	$100.32	$94.80	$115.59	$195.59	$105.23	$118.80

Total Return	5.82%	(17.99%)	(23.48%)	85.87%	(8.25%)	9.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,916	$16,148	$8,777	$25,113	$10,741	$15,484
Ratios to average net assets:
Net investment income (loss)	(1.05%)	(1.13%)	(1.18%)	(1.21%)	(1.08%)	(1.00%)
Total expenses	1.40%	1.39%	1.36%	1.44%	1.47%	1.45%
Net expenses	1.37%[c]	1.39%	1.36%	1.44%	1.47%	1.45%
Portfolio turnover rate	71%	133%	150%	284%	359%	349%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$84.53	$103.33	$179.98	$97.07	$110.18	$117.20
Income (loss) from investment operations:
Net investment income (loss)[b]	(.57)	(1.10)	(2.28)	(2.22)	(1.32)	(1.46)
Net gain (loss) on investments (realized and unrealized)	5.38 [e]	(17.70)	(31.17)	85.13	(7.69)	9.94
Total from investment operations	4.81	(18.80)	(33.45)	82.91	(9.01)	8.48
Less distributions from:
Net realized gains	—	—	(43.20)	—	(4.10)	(15.50)
Total distributions	—	—	(43.20)	—	(4.10)	(15.50)
Net asset value, end of period	$89.34	$84.53	$103.33	$179.98	$97.07	$110.18

Total Return[d]	5.69%	(18.19%)	(23.67%)	85.41%	(8.48%)	9.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,731	$1,342	$2,240	$2,952	$2,060	$2,054
Ratios to average net assets:
Net investment income (loss)	(1.28%)	(1.39%)	(1.44%)	(1.45%)	(1.20%)	(1.27%)
Total expenses	1.65%	1.65%	1.61%	1.69%	1.73%	1.71%
Net expenses	1.63%[c]	1.65%	1.61%	1.69%	1.73%	1.71%
Portfolio turnover rate	71%	133%	150%	284%	359%	349%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

INTERNET FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$66.26	$81.61	$152.56	$82.90	$95.40	$104.40
Income (loss) from investment operations:
Net investment income (loss)[b]	(.71)	(1.32)	(2.89)	(2.91)	(1.96)	(2.08)
Net gain (loss) on investments (realized and unrealized)	4.22 [e]	(14.03)	(24.86)	72.57	(6.44)	8.58
Total from investment operations	3.51	(15.35)	(27.75)	69.66	(8.40)	6.50
Less distributions from:
Net realized gains	—	—	(43.20)	—	(4.10)	(15.50)
Total distributions	—	—	(43.20)	—	(4.10)	(15.50)
Net asset value, end of period	$69.77	$66.26	$81.61	$152.56	$82.90	$95.40

Total Return[d]	5.30%	(18.81%)	(24.24%)	84.03%	(9.16%)	8.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,801	$2,522	$2,821	$4,124	$1,931	$3,047
Ratios to average net assets:
Net investment income (loss)	(2.04%)	(2.14%)	(2.19%)	(2.21%)	(2.06%)	(2.01%)
Total expenses	2.40%	2.40%	2.36%	2.43%	2.47%	2.46%
Net expenses	2.38%[c]	2.40%	2.36%	2.43%	2.47%	2.46%
Portfolio turnover rate	71%	133%	150%	284%	359%	349%

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$80.62	$98.55	$173.71	$93.70	$106.51	$113.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.55)	(1.09)	(2.23)	(1.75)	(1.41)	(1.51)
Net gain (loss) on investments (realized and unrealized)	5.14 [e]	(16.84)	(29.73)	81.76	(7.30)	9.68
Total from investment operations	4.59	(17.93)	(31.96)	80.01	(8.71)	8.17
Less distributions from:
Net realized gains	—	—	(43.20)	—	(4.10)	(15.50)
Total distributions	—	—	(43.20)	—	(4.10)	(15.50)
Net asset value, end of period	$85.21	$80.62	$98.55	$173.71	$93.70	$106.51

Total Return	5.69%	(18.19%)	(23.67%)	85.39%	(8.49%)	9.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$623	$579	$947	$1,067	$825	$9,880
Ratios to average net assets:
Net investment income (loss)	(1.29%)	(1.39%)	(1.45%)	(1.42%)	(1.30%)	(1.27%)
Total expenses	1.65%	1.65%	1.61%	1.76%	1.71%	1.70%
Net expenses	1.63%[c]	1.65%	1.61%	1.76%	1.71%	1.70%
Portfolio turnover rate	71%	133%	150%	284%	359%	349%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the period because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings	% of Total Net Assets
McDonald’s Corp.	3.9%
Comcast Corp. — Class A	3.9%
Walt Disney Co.	3.6%
Philip Morris International, Inc.	3.5%
Netflix, Inc.	3.5%
Starbucks Corp.	2.9%
Airbnb, Inc. — Class A	2.5%
Activision Blizzard, Inc.	2.5%
Altria Group, Inc.	2.5%
Marriott International, Inc. — Class A	2.1%
Top Ten Total	30.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(1.07%)	21.92%	1.84%	5.96%
A-Class Shares	(1.20%)	21.60%	1.58%	5.69%
A-Class Shares with sales charge‡	(5.89%)	15.83%	0.60%	5.17%
C-Class Shares	(1.58%)	20.71%	0.82%	4.90%
C-Class Shares with CDSC§	(2.56%)	19.71%	0.82%	4.90%
H-Class Shares**	(1.19%)	21.61%	1.58%	5.65%
S&P 500 Consumer Discretionary Index	9.07%	13.77%	7.19%	11.53%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
LEISURE FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Retail - 18.7%
McDonald’s Corp.	1,627	$428,617
Starbucks Corp.	3,476	317,254
Yum! Brands, Inc.	1,501	187,535
Chipotle Mexican Grill, Inc. — Class A*	102	186,847
Darden Restaurants, Inc.	900	128,898
Yum China Holdings, Inc.	2,087	116,288
Domino’s Pizza, Inc.	300	113,637
Restaurant Brands International, Inc.	1,606	106,992
Texas Roadhouse, Inc. — Class A	806	77,457
Wingstop, Inc.	427	76,792
Wendy’s Co.	2,970	60,618
Shake Shack, Inc. — Class A*	786	45,643
Papa John’s International, Inc.	650	44,343
Bloomin’ Brands, Inc.	1,763	43,352
Cheesecake Factory, Inc.	1,255	38,026
Dave & Buster’s Entertainment, Inc.*	1,016	37,663
Cracker Barrel Old Country Store, Inc.	533	35,817
Total Retail		2,045,779

Media - 16.3%
Comcast Corp. — Class A	9,594	425,398
Walt Disney Co.*	4,832	391,634
Charter Communications, Inc. — Class A*	518	227,827
Warner Bros Discovery, Inc.*	14,564	158,165
Fox Corp. — Class A	3,938	122,866
Liberty Broadband Corp. — Class C*	1,253	114,424
News Corp. — Class A	5,278	105,877
Paramount Global — Class B	6,487	83,682
Nexstar Media Group, Inc. — Class A	425	60,932
DISH Network Corp. — Class A*	8,690	50,923
Sirius XM Holdings, Inc.[1]	9,426	42,605
Total Media		1,784,333

Internet - 16.0%
Netflix, Inc.*	1,004	379,111
Airbnb, Inc. — Class A*	1,995	273,734
Booking Holdings, Inc.*	72	222,045
DoorDash, Inc. — Class A*	1,998	158,781
Sea Ltd. ADR*	3,472	152,594
Spotify Technology S.A.*	819	126,650
Trip.com Group Ltd. ADR*	3,606	126,102
Expedia Group, Inc.*	1,205	124,199
Bilibili, Inc. ADR*,1	7,441	102,463
Roku, Inc.*	1,326	93,602
Total Internet		1,759,281

Lodging - 9.5%
Marriott International, Inc. — Class A	1,160	228,009
Hilton Worldwide Holdings, Inc.	1,337	200,791
Las Vegas Sands Corp.	2,643	121,155
Hyatt Hotels Corp. — Class A	969	102,791
Wynn Resorts Ltd.	1,031	95,275
MGM Resorts International	2,524	92,782
Wyndham Hotels & Resorts, Inc.	1,070	74,408
Boyd Gaming Corp.	1,077	65,514
Choice Hotels International, Inc.	486	59,540
Total Lodging		1,040,265

Entertainment - 9.5%
Live Nation Entertainment, Inc.*	1,405	116,671
Warner Music Group Corp. — Class A	3,677	115,458
DraftKings, Inc. — Class A*	3,621	106,602
Caesars Entertainment, Inc.*	1,978	91,680
Churchill Downs, Inc.	757	87,842
Vail Resorts, Inc.	394	87,425
Light & Wonder, Inc. — Class A*	1,115	79,533
TKO Group Holdings, Inc.	814	68,425
Penn Entertainment, Inc.*	2,606	59,808
Marriott Vacations Worldwide Corp.	564	56,756
Cinemark Holdings, Inc.*	2,612	47,930
Six Flags Entertainment Corp.*	1,757	41,307
SeaWorld Entertainment, Inc.*	871	40,284
AMC Entertainment Holdings, Inc. — Class A*,1	4,582	36,610
Total Entertainment		1,036,331

Software - 7.8%
Activision Blizzard, Inc.	2,914	272,838
Electronic Arts, Inc.	1,506	181,322
Take-Two Interactive Software, Inc.*	1,086	152,464
ROBLOX Corp. — Class A*	4,350	125,976
NetEase, Inc. ADR	1,162	116,386
Total Software		848,986

Leisure Time - 7.0%
Royal Caribbean Cruises Ltd.*	1,538	141,711
Norwegian Cruise Line Holdings Ltd.*	7,816	128,808
Carnival Corp.*	8,685	119,158
Brunswick Corp.	965	76,235
Polaris, Inc.	712	74,148
Harley-Davidson, Inc.	1,999	66,087
YETI Holdings, Inc.*	1,359	65,531
Planet Fitness, Inc. — Class A*	1,233	60,639
Peloton Interactive, Inc. — Class A*	7,932	40,056
Total Leisure Time		772,373

Agriculture - 6.9%
Philip Morris International, Inc.	4,115	380,967
Altria Group, Inc.	6,433	270,508
British American Tobacco plc ADR	3,384	106,291
Total Agriculture		757,766

Beverages - 5.3%
Constellation Brands, Inc. — Class A	793	199,305
Brown-Forman Corp. — Class B	2,738	157,955
Molson Coors Beverage Co. — Class B	1,774	112,808
Anheuser-Busch InBev S.A. ADR[1]	1,967	108,775
Total Beverages		578,843

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
LEISURE FUND

	Shares	Value
Toys, Games & Hobbies - 1.7%
Hasbro, Inc.	1,413	$93,456
Mattel, Inc.*	4,199	92,504
Total Toys, Games & Hobbies		185,960

Food Service - 0.8%
Aramark	2,706	93,898

Commercial Services - 0.3%
Sabre Corp.*	7,116	31,951

Total Common Stocks
(Cost $7,616,709)		10,935,766

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$19,684	19,684
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	7,646	7,646
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	7,570	7,570
Total Repurchase Agreements
(Cost $34,900)		34,900

SECURITIES LENDING COLLATERAL†,3 - 1.9%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	203,421	203,421
Total Securities Lending Collateral
(Cost $203,421)		203,421

Total Investments - 102.0%
(Cost $7,855,030)		$11,174,087
Other Assets & Liabilities, net - (2.0)%		(217,409)
Total Net Assets - 100.0%		$10,956,678

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$10,935,766	$—	$—	$10,935,766
Repurchase Agreements	—	34,900	—	34,900
Securities Lending Collateral	203,421	—	—	203,421
Total Assets	$11,139,187	$34,900	$—	$11,174,087

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $199,544 of securities loaned (cost $7,820,130)	$11,139,187
Repurchase agreements, at value (cost $34,900)	34,900
Receivables:
Dividends	20,658
Securities lending income	322
Fund shares sold	32
Interest	10
Total assets	11,195,109

Liabilities:
Payable for:
Return of securities lending collateral	203,421
Fund shares redeemed	13,079
Management fees	10,006
Transfer agent fees	3,453
Portfolio accounting and administration fees	1,205
Distribution and service fees	1,111
Trustees’ fees*	190
Miscellaneous	5,966
Total liabilities	238,431
Net assets	$10,956,678

Net assets consist of:
Paid in capital	$10,765,844
Total distributable earnings (loss)	190,834
Net assets	$10,956,678

Investor Class:
Net assets	$6,621,248
Capital shares outstanding	91,765
Net asset value per share	$72.15

A-Class:
Net assets	$2,367,499
Capital shares outstanding	36,472
Net asset value per share	$64.91
Maximum offering price per share (Net asset value divided by 95.25%)	$68.15

C-Class:
Net assets	$300,144
Capital shares outstanding	5,473
Net asset value per share	$54.84

H-Class:
Net assets	$1,667,787
Capital shares outstanding	26,511
Net asset value per share	$62.91

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $421)	$110,140
Interest	2,137
Income from securities lending, net	41,413
Total investment income	153,690

Expenses:
Management fees	70,424
Distribution and service fees:
A-Class	3,278
C-Class	1,579
H-Class	2,235
Transfer agent fees	17,521
Portfolio accounting and administration fees	12,628
Registration fees	8,885
Professional fees	3,615
Trustees’ fees*	1,758
Custodian fees	1,142
Miscellaneous	428
Total expenses	123,493
Less:
Expenses reimbursed by Adviser	(1,191)
Net expenses	122,302
Net investment income	31,388

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(481,705)
Net realized loss	(481,705)
Net change in unrealized appreciation (depreciation) on:
Investments	(302,523)
Net change in unrealized appreciation (depreciation)	(302,523)
Net realized and unrealized loss	(784,228)
Net decrease in net assets resulting from operations	$(752,840)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,388	$7,181
Net realized loss on investments	(481,705)	(1,130,794)
Net change in unrealized appreciation (depreciation) on investments	(302,523)	(460,307)
Net decrease in net assets resulting from operations	(752,840)	(1,583,920)

Capital share transactions:
Proceeds from sale of shares
Investor Class	21,122,880	32,776,086
A-Class	298,850	119,240
C-Class	14,815	30,193
H-Class	1,195,798	348,684
Cost of shares redeemed
Investor Class	(34,410,075)	(16,932,942)
A-Class	(506,386)	(1,360,710)
C-Class	(27,806)	(226,825)
H-Class	(1,303,681)	(383,917)
Net increase (decrease) from capital share transactions	(13,615,605)	14,369,809
Net increase (decrease) in net assets	(14,368,445)	12,785,889

Net assets:
Beginning of period	25,325,123	12,539,234
End of period	$10,956,678	$25,325,123

Capital share activity:
Shares sold
Investor Class	276,408	454,555
A-Class	4,534	1,902
C-Class	260	575
H-Class	18,901	5,556
Shares redeemed
Investor Class	(467,510)	(241,133)
A-Class	(7,630)	(22,358)
C-Class	(494)	(4,407)
H-Class	(20,324)	(6,410)
Net increase (decrease) in shares	(195,855)	188,280

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$72.93	$80.27	$100.94	$53.01	$68.98	$71.23
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.21	(.44)	(.34)	.08	.32
Net gain (loss) on investments (realized and unrealized)	(.94)	(7.55)	(14.80)	48.27	(15.86)	2.18
Total from investment operations	(.78)	(7.34)	(15.24)	47.93	(15.78)	2.50
Less distributions from:
Net investment income	—	—	—	—	(.19)	(.52)
Net realized gains	—	—	(5.43)	—	—	(4.23)
Total distributions	—	—	(5.43)	—	(.19)	(4.75)
Net asset value, end of period	$72.15	$72.93	$80.27	$100.94	$53.01	$68.98

Total Return	(1.07%)	(9.14%)	(15.52%)	90.42%	(22.96%)	4.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,621	$20,629	$5,574	$40,995	$2,839	$11,739
Ratios to average net assets:
Net investment income (loss)	0.43%	0.30%	(0.45%)	(0.39%)	0.11%	0.45%
Total expenses	1.41%	1.39%	1.36%	1.41%	1.48%	1.46%
Net expenses	1.39%[c]	1.39%	1.36%	1.41%	1.48%	1.46%
Portfolio turnover rate	130%	145%	168%	144%	369%	323%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$65.70	$72.50	$91.96	$48.41	$63.17	$65.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	(.12)	(.51)	(.41)	.01	.11
Net gain (loss) on investments (realized and unrealized)	(.89)	(6.68)	(13.52)	43.96	(14.58)	1.99
Total from investment operations	(.79)	(6.80)	(14.03)	43.55	(14.57)	2.10
Less distributions from:
Net investment income	—	—	—	—	(.19)	(.52)
Net realized gains	—	—	(5.43)	—	—	(4.23)
Total distributions	—	—	(5.43)	—	(.19)	(4.75)
Net asset value, end of period	$64.91	$65.70	$72.50	$91.96	$48.41	$63.17

Total Return[d]	(1.20%)	(9.38%)	(15.72%)	89.96%	(23.15%)	3.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,367	$2,600	$4,351	$4,291	$816	$1,192
Ratios to average net assets:
Net investment income (loss)	0.30%	(0.20%)	(0.59%)	(0.56%)	0.02%	0.17%
Total expenses	1.65%	1.64%	1.61%	1.68%	1.73%	1.71%
Net expenses	1.64%[c]	1.64%	1.61%	1.68%	1.73%	1.71%
Portfolio turnover rate	130%	145%	168%	144%	369%	323%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$55.72	$61.94	$80.01	$42.44	$55.82	$59.16
Income (loss) from investment operations:
Net investment income (loss)[b]	(.12)	(.50)	(1.04)	(.87)	(.42)	(.32)
Net gain (loss) on investments (realized and unrealized)	(.76)	(5.72)	(11.60)	38.44	(12.77)	1.73
Total from investment operations	(.88)	(6.22)	(12.64)	37.57	(13.19)	1.41
Less distributions from:
Net investment income	—	—	—	—	(.19)	(.52)
Net realized gains	—	—	(5.43)	—	—	(4.23)
Total distributions	—	—	(5.43)	—	(.19)	(4.75)
Net asset value, end of period	$54.84	$55.72	$61.94	$80.01	$42.44	$55.82

Total Return[d]	(1.58%)	(10.04%)	(16.35%)	88.52%	(23.73%)	3.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$300	$318	$591	$942	$398	$798
Ratios to average net assets:
Net investment income (loss)	(0.44%)	(0.96%)	(1.38%)	(1.36%)	(0.74%)	(0.56%)
Total expenses	2.40%	2.39%	2.36%	2.44%	2.48%	2.46%
Net expenses	2.38%[c]	2.39%	2.36%	2.44%	2.48%	2.46%
Portfolio turnover rate	130%	145%	168%	144%	369%	323%

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$63.67	$70.26	$89.30	$47.01	$61.36	$64.06
Income (loss) from investment operations:
Net investment income (loss)[b]	.10	(.10)	(.59)	(.40)	(.01)	(.29)
Net gain (loss) on investments (realized and unrealized)	(.86)	(6.49)	(13.02)	42.69	(14.15)	2.34
Total from investment operations	(.76)	(6.59)	(13.61)	42.29	(14.16)	2.05
Less distributions from:
Net investment income	—	—	—	—	(.19)	(.52)
Net realized gains	—	—	(5.43)	—	—	(4.23)
Total distributions	—	—	(5.43)	—	(.19)	(4.75)
Net asset value, end of period	$62.91	$63.67	$70.26	$89.30	$47.01	$61.36

Total Return	(1.19%)	(9.38%)	(15.72%)	89.96%	(23.17%)	3.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,668	$1,779	$2,023	$6,594	$976	$1,055
Ratios to average net assets:
Net investment income (loss)	0.30%	(0.16%)	(0.69%)	(0.55%)	(0.01%)	(0.45%)
Total expenses	1.65%	1.64%	1.61%	1.68%	1.72%	1.69%
Net expenses	1.63%[c]	1.64%	1.61%	1.68%	1.72%	1.69%
Portfolio turnover rate	130%	145%	168%	144%	369%	323%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings	% of Total Net Assets
Freeport-McMoRan, Inc.	11.1%
Newmont Corp.	8.3%
Barrick Gold Corp.	7.5%
Agnico Eagle Mines Ltd.	7.2%
Wheaton Precious Metals Corp.	6.6%
Franco-Nevada Corp.	4.3%
Gold Fields Ltd. ADR	4.1%
Royal Gold, Inc.	4.0%
Anglogold Ashanti plc	3.7%
Kinross Gold Corp.	3.6%
Top Ten Total	60.4%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(18.95%)	8.23%	10.25%	1.37%
A-Class Shares	(19.05%)	7.97%	9.98%	1.11%
A-Class Shares with sales charge‡	(22.90%)	2.84%	8.92%	0.62%
C-Class Shares	(19.34%)	7.15%	9.16%	0.36%
C-Class Shares with CDSC§	(20.15%)	6.17%	9.16%	0.36%
H-Class Shares**	(19.02%)	7.98%	9.97%	1.05%
S&P 500 Materials Index	(1.61%)	18.05%	8.61%	8.70%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
PRECIOUS METALS FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Mining - 99.5%
Freeport-McMoRan, Inc.	129,108	$4,814,437
Newmont Corp.	97,145	3,589,508
Barrick Gold Corp.	224,578	3,267,610
Agnico Eagle Mines Ltd.	68,898	3,131,414
Wheaton Precious Metals Corp.	70,379	2,853,868
Franco-Nevada Corp.	14,094	1,881,408
Gold Fields Ltd. ADR[1]	164,033	1,781,398
Royal Gold, Inc.	16,448	1,748,916
Anglogold Ashanti plc	101,043	1,596,479
Kinross Gold Corp.	344,939	1,572,922
Pan American Silver Corp.	104,561	1,514,043
Alamos Gold, Inc. — Class A	122,399	1,381,885
B2Gold Corp.[1]	389,919	1,126,866
Sibanye Stillwater Ltd. ADR[1]	182,242	1,124,433
SSR Mining, Inc.	79,683	1,058,987
Hecla Mining Co.	257,864	1,008,248
Osisko Gold Royalties Ltd.	81,190	953,983
Eldorado Gold Corp.*	98,938	881,538
Harmony Gold Mining Company Ltd. ADR	226,217	850,576
First Majestic Silver Corp.	149,930	769,141
Sandstorm Gold Ltd.	160,909	749,836
Equinox Gold Corp.*,1	166,269	703,318
MAG Silver Corp.*	64,484	668,699
Novagold Resources, Inc.*	169,312	650,158
Seabridge Gold, Inc.*	53,605	565,533
SilverCrest Metals, Inc.*	119,379	526,461
Fortuna Silver Mines, Inc.*	188,698	513,259
IAMGOLD Corp.*	211,498	454,721
Coeur Mining, Inc.*	179,716	398,970
Gatos Silver, Inc.*	70,496	365,169
Endeavour Silver Corp.*	147,766	359,071
Silvercorp Metals, Inc.	130,123	305,789
Total Mining		43,168,644

Total Common Stocks
(Cost $36,804,942)		43,168,644

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.2%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$283,152	283,152
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	109,991	109,991
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	108,905	108,905
Total Repurchase Agreements
(Cost $502,048)		502,048

	Shares
SECURITIES LENDING COLLATERAL†,3 - 6.5%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	2,810,666	2,810,666
Total Securities Lending Collateral
(Cost $2,810,666)		2,810,666

Total Investments - 107.2%
(Cost $40,117,656)		$46,481,358
Other Assets & Liabilities, net - (7.2)%		(3,113,463)
Total Net Assets - 100.0%		$43,367,895

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
PRECIOUS METALS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$43,168,644	$—	$—	$43,168,644
Repurchase Agreements	—	502,048	—	502,048
Securities Lending Collateral	2,810,666	—	—	2,810,666
Total Assets	$45,979,310	$502,048	$—	$46,481,358

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $2,685,446 of securities loaned (cost $39,615,608)	$45,979,310
Repurchase agreements, at value (cost $502,048)	502,048
Receivables:
Fund shares sold	401,110
Dividends	32,043
Foreign tax reclaims	22,771
Securities lending income	424
Interest	148
Total assets	46,937,854

Liabilities:
Payable for:
Return of securities lending collateral	2,810,666
Securities purchased	391,405
Deferred foreign capital gain taxes	276,532
Management fees	28,313
Fund shares redeemed	21,229
Transfer agent fees	12,259
Portfolio accounting and administration fees	3,865
Distribution and service fees	2,960
Trustees’ fees*	697
Miscellaneous	22,033
Total liabilities	3,569,959
Net assets	$43,367,895

Net assets consist of:
Paid in capital	$103,911,833
Total distributable earnings (loss)	(60,543,938)
Net assets	$43,367,895

Investor Class:
Net assets	$33,538,060
Capital shares outstanding	1,104,191
Net asset value per share	$30.37

A-Class:
Net assets	$6,760,028
Capital shares outstanding	238,858
Net asset value per share	$28.30
Maximum offering price per share (Net asset value divided by 95.25%)	$29.71

C-Class:
Net assets	$1,212,922
Capital shares outstanding	54,145
Net asset value per share	$22.40

H-Class:
Net assets	$1,856,885
Capital shares outstanding	68,276
Net asset value per share	$27.20

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $57,737)	$496,321
Interest	17,286
Income from securities lending, net	6,862
Total investment income	520,469

Expenses:
Management fees	261,495
Distribution and service fees:
A-Class	10,244
C-Class	7,723
H-Class	3,350
Transfer agent fees	73,558
Portfolio accounting and administration fees	53,139
Registration fees	38,625
Professional fees	14,269
Trustees’ fees*	7,325
Custodian fees	4,820
Miscellaneous	1,783
Total expenses	476,331
Less:
Expenses reimbursed by Adviser	(3,988)
Net expenses	472,343
Net investment income	48,126

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,065,454)
Foreign currency transactions	5
Net realized loss	(1,065,449)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,253,980)
Net change in unrealized appreciation (depreciation)	(13,253,980)
Net realized and unrealized loss	(14,319,429)
Net decrease in net assets resulting from operations	$(14,271,303)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$48,126	$296,552
Net realized loss on investments	(1,065,449)	(3,305,647)
Net change in unrealized appreciation (depreciation) on investments	(13,253,980)	(21,862,013)
Net decrease in net assets resulting from operations	(14,271,303)	(24,871,108)

Distributions to shareholders:
Investor Class	—	(2,803,065)
A-Class	—	(569,109)
C-Class	—	(131,374)
H-Class	—	(232,336)
Total distributions to shareholders	—	(3,735,884)

Capital share transactions:
Proceeds from sale of shares
Investor Class	80,840,370	424,056,776
A-Class	1,701,091	8,446,979
C-Class	497,540	1,037,950
H-Class	2,204,948	5,325,957
Distributions reinvested
Investor Class	—	2,726,426
A-Class	—	551,816
C-Class	—	129,839
H-Class	—	229,110
Cost of shares redeemed
Investor Class	(109,880,998)	(391,469,073)
A-Class	(1,975,773)	(9,098,155)
C-Class	(802,105)	(993,146)
H-Class	(2,414,792)	(5,860,563)
Net increase (decrease) from capital share transactions	(29,829,719)	35,083,916
Net increase (decrease) in net assets	(44,101,022)	6,476,924

Net assets:
Beginning of period	87,468,917	80,991,993
End of period	$43,367,895	$87,468,917

Capital share activity:
Shares sold
Investor Class	2,275,973	11,588,025
A-Class	51,796	245,322
C-Class	18,756	37,585
H-Class	69,208	168,402
Shares issued from reinvestment of distributions
Investor Class	—	80,378
A-Class	—	17,424
C-Class	—	5,150
H-Class	—	7,529
Shares redeemed
Investor Class	(3,156,027)	(10,998,582)
A-Class	(61,766)	(272,588)
C-Class	(30,704)	(37,351)
H-Class	(78,057)	(191,476)
Net increase (decrease) in shares	(910,821)	649,818

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$37.47	$47.98	$44.22	$26.50	$26.14	$27.07
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	.18	.16	(.06)	(.12)	(.12)
Net gain (loss) on investments (realized and unrealized)	(7.13)	(8.26)	6.21	18.28	1.23 [e]	(.48)
Total from investment operations	(7.10)	(8.08)	6.37	18.22	1.11	(.60)
Less distributions from:
Net investment income	—	(2.43)	(2.61)	(.50)	(.75)	(.33)
Total distributions	—	(2.43)	(2.61)	(.50)	(.75)	(.33)
Net asset value, end of period	$30.37	$37.47	$47.98	$44.22	$26.50	$26.14

Total Return	(18.95%)	(16.34%)	15.84%	68.71%	3.65%	(2.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,538	$74,345	$63,069	$87,174	$46,153	$33,724
Ratios to average net assets:
Net investment income (loss)	0.18%	0.48%	0.35%	(0.13%)	(0.40%)	(0.47%)
Total expenses	1.31%	1.30%	1.26%	1.34%	1.38%	1.39%
Net expenses	1.29%[c]	1.30%	1.26%	1.34%	1.38%	1.39%
Portfolio turnover rate	72%	424%	114%	281%	277%	571%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$34.96	$45.09	$41.82	$25.14	$24.89	$25.85
Income (loss) from investment operations:
Net investment income (loss)[b]	— [f]	.08	.04	(.17)	(.19)	(.17)
Net gain (loss) on investments (realized and unrealized)	(6.66)	(7.78)	5.84	17.35	1.19 [e]	(.46)
Total from investment operations	(6.66)	(7.70)	5.88	17.18	1.00	(.63)
Less distributions from:
Net investment income	—	(2.43)	(2.61)	(.50)	(.75)	(.33)
Total distributions	—	(2.43)	(2.61)	(.50)	(.75)	(.33)
Net asset value, end of period	$28.30	$34.96	$45.09	$41.82	$25.14	$24.89

Total Return[d]	(19.05%)	(16.54%)	15.57%	68.28%	3.39%	(2.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,760	$8,698	$11,664	$18,801	$12,803	$14,222
Ratios to average net assets:
Net investment income (loss)	0.02%	0.23%	0.08%	(0.41%)	(0.67%)	(0.73%)
Total expenses	1.55%	1.54%	1.51%	1.59%	1.63%	1.64%
Net expenses	1.54%[c]	1.54%	1.51%	1.59%	1.63%	1.64%
Portfolio turnover rate	72%	424%	114%	281%	277%	571%

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$27.77	$36.75	$34.86	$21.16	$21.19	$22.24
Income (loss) from investment operations:
Net investment income (loss)[b]	(.10)	(.13)	(.21)	(.43)	(.35)	(.32)
Net gain (loss) on investments (realized and unrealized)	(5.27)	(6.42)	4.71	14.63	1.07 [e]	(.40)
Total from investment operations	(5.37)	(6.55)	4.50	14.20	.72	(.72)
Less distributions from:
Net investment income	—	(2.43)	(2.61)	(.50)	(.75)	(.33)
Total distributions	—	(2.43)	(2.61)	(.50)	(.75)	(.33)
Net asset value, end of period	$22.40	$27.77	$36.75	$34.86	$21.16	$21.19

Total Return[d]	(19.34%)	(17.16%)	14.70%	67.04%	2.65%	(3.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,213	$1,836	$2,231	$2,086	$1,686	$2,412
Ratios to average net assets:
Net investment income (loss)	(0.74%)	(0.48%)	(0.59%)	(1.20%)	(1.41%)	(1.53%)
Total expenses	2.30%	2.29%	2.26%	2.35%	2.38%	2.37%
Net expenses	2.29%[c]	2.29%	2.26%	2.35%	2.38%	2.37%
Portfolio turnover rate	72%	424%	114%	281%	277%	571%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$33.59	$43.46	$40.41	$24.30	$24.06	$25.02
Income (loss) from investment operations:
Net investment income (loss)[b]	— [f]	.06	.08	(.25)	(.22)	(.18)
Net gain (loss) on investments (realized and unrealized)	(6.39)	(7.50)	5.58	16.86	1.21 [e]	(.45)
Total from investment operations	(6.39)	(7.44)	5.66	16.61	.99	(.63)
Less distributions from:
Net investment income	—	(2.43)	(2.61)	(.50)	(.75)	(.33)
Total distributions	—	(2.43)	(2.61)	(.50)	(.75)	(.33)
Net asset value, end of period	$27.20	$33.59	$43.46	$40.41	$24.30	$24.06

Total Return	(19.02%)	(16.54%)	15.57%	68.30%	3.46%	(2.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,857	$2,591	$4,028	$2,628	$1,830	$2,630
Ratios to average net assets:
Net investment income (loss)	(0.01%)	0.18%	0.20%	(0.59%)	(0.78%)	(0.78%)
Total expenses	1.55%	1.54%	1.51%	1.60%	1.63%	1.63%
Net expenses	1.54%[c]	1.54%	1.51%	1.60%	1.63%	1.63%
Portfolio turnover rate	72%	424%	114%	281%	277%	571%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of investments of the Fund.

[f]	Less than $0.01 per share.

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings	% of Total Net Assets
Prologis, Inc.	3.6%
American Tower Corp. — Class A	3.1%
Equinix, Inc.	2.8%
Welltower, Inc.	2.4%
Public Storage	2.4%
Crown Castle, Inc.	2.3%
Digital Realty Trust, Inc.	2.2%
Simon Property Group, Inc.	2.1%
Realty Income Corp.	2.1%
CoStar Group, Inc.	2.0%
Top Ten Total	25.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
A-Class Shares	(5.89%)	(1.50%)	(0.21%)	3.14%
A-Class Shares with sales charge‡	(10.36%)	(6.18%)	(1.18%)	2.64%
C-Class Shares	(6.21%)	(2.22%)	(0.80%)	2.44%
C-Class Shares with CDSC§	(7.15%)	(3.15%)	(0.80%)	2.44%
H-Class Shares	(5.88%)	(1.53%)	(0.19%)	3.14%
MSCI U.S. REIT Index	(4.55%)	3.18%	2.82%	5.94%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, haves no management fees or operating expenses to reduce their reported returns.

†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
REAL ESTATE FUND

	Shares	Value
COMMON STOCKS† - 99.5%

REITs - 92.1%

REITs-Diversified - 23.2%
American Tower Corp. — Class A	325	$53,446
Equinix, Inc.	66	47,933
Crown Castle, Inc.	426	39,205
Digital Realty Trust, Inc.	313	37,879
VICI Properties, Inc.	1,162	33,814
Weyerhaeuser Co.	978	29,985
SBA Communications Corp.	142	28,424
Gaming and Leisure Properties, Inc.	467	21,272
WP Carey, Inc.	372	20,118
Lamar Advertising Co. — Class A	224	18,697
PotlatchDeltic Corp.	270	12,255
Vornado Realty Trust	539	12,225
National Storage Affiliates Trust	378	11,998
EPR Properties	268	11,133
Broadstone Net Lease, Inc.	678	9,695
Outfront Media, Inc.	780	7,878
Uniti Group, Inc.	1,360	6,419
Total REITs-Diversified		402,376

REITs-Apartments - 12.7%
AvalonBay Communities, Inc.	179	30,741
Equity Residential	494	29,003
Invitation Homes, Inc.	865	27,412
Mid-America Apartment Communities, Inc.	186	23,929
Essex Property Trust, Inc.	109	23,118
UDR, Inc.	596	21,259
American Homes 4 Rent — Class A	600	20,214
Camden Property Trust	208	19,673
Apartment Income REIT Corp.	441	13,539
Independence Realty Trust, Inc.	761	10,707
Total REITs-Apartments		219,595

REITs-Warehouse/Industries - 9.6%
Prologis, Inc.	561	62,950
Rexford Industrial Realty, Inc.	400	19,740
Americold Realty Trust, Inc.	585	17,790
EastGroup Properties, Inc.	95	15,820
STAG Industrial, Inc.	455	15,702
First Industrial Realty Trust, Inc.	329	15,657
Terreno Realty Corp.	238	13,518
Innovative Industrial Properties, Inc.	63	4,767
Total REITs-Warehouse/Industries		165,944

REITs-Health Care - 9.0%
Welltower, Inc.	513	42,025
Ventas, Inc.	630	26,542
Healthpeak Properties, Inc.	1,076	19,755
Omega Healthcare Investors, Inc.	568	18,835
Healthcare Realty Trust, Inc.	980	14,965
Sabra Health Care REIT, Inc.	862	12,016
Medical Properties Trust, Inc.[1]	1,939	10,568
Physicians Realty Trust	864	10,532
Total REITs-Health Care		155,238

REITs-Office Property - 7.7%
Alexandria Real Estate Equities, Inc.	250	25,025
Boston Properties, Inc.	304	18,082
Kilroy Realty Corp.	358	11,316
Cousins Properties, Inc.	530	10,796
COPT Defense Properties	449	10,700
LXP Industrial Trust	1,107	9,852
SL Green Realty Corp.[1]	261	9,735
Douglas Emmett, Inc.[1]	704	8,983
Highwoods Properties, Inc.	431	8,883
Equity Commonwealth	483	8,873
JBG SMITH Properties	524	7,577
Hudson Pacific Properties, Inc.	870	5,785
Total REITs-Office Property		135,607

REITs-Storage - 6.9%
Public Storage	156	41,109
Extra Space Storage, Inc.	265	32,219
Iron Mountain, Inc.	441	26,217
CubeSmart	480	18,302
Total REITs-Storage		117,847

REITs-Shopping Centers - 6.8%
Kimco Realty Corp.	1,176	20,686
Regency Centers Corp.	340	20,210
Federal Realty Investment Trust	187	16,948
Brixmor Property Group, Inc.	760	15,793
Kite Realty Group Trust	635	13,602
Phillips Edison & Company, Inc.	399	13,382
SITE Centers Corp.	747	9,211
Retail Opportunity Investments Corp.	620	7,676
Total REITs-Shopping Centers		117,508

REITs-Single Tenant - 5.2%
Realty Income Corp.	736	36,756
NNN REIT, Inc.	448	15,832
Agree Realty Corp.	257	14,197
Spirit Realty Capital, Inc.	398	13,345
Essential Properties Realty Trust, Inc.	521	11,269
Total REITs-Single Tenant		91,399

REITs-Hotels - 5.2%
Host Hotels & Resorts, Inc.	1,388	22,305
Ryman Hospitality Properties, Inc.	168	13,991
Apple Hospitality REIT, Inc.[1]	731	11,214
Park Hotels & Resorts, Inc.	838	10,324
Sunstone Hotel Investors, Inc.	995	9,303
Pebblebrook Hotel Trust	596	8,100
RLJ Lodging Trust	813	7,959
Service Properties Trust	946	7,275
Total REITs-Hotels		90,471

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	September 30, 2023
REAL ESTATE FUND

	Shares	Value
REITs-Regional Malls - 2.7%
Simon Property Group, Inc.	342	$36,946
Macerich Co.	876	9,557
Total REITs-Regional Malls		46,503

REITs-Manufactured Homes - 2.6%
Sun Communities, Inc.	209	24,733
Equity LifeStyle Properties, Inc.	325	20,706
Total REITs-Manufactured Homes		45,439

Specialized Reit’s - 0.5%
DiamondRock Hospitality Co.	1,059	8,504
Total REITS		1,596,431

Real Estate - 3.4%
Real Estate Management/Services - 3.4%
CBRE Group, Inc. — Class A*	390	28,805
Jones Lang LaSalle, Inc.*	76	10,730
Cushman & Wakefield plc*	918	6,995
eXp World Holdings, Inc.	418	6,788
Redfin Corp.*	715	5,034
Total Real Estate Management/Services		58,352

Total Real Estate		58,352

Commercial Services - 2.0%
Research & Consulting Services - 2.0%
CoStar Group, Inc.*	452	34,754

Internet - 1.4%
E-Commerce/Services - 1.4%
Zillow Group, Inc. — Class C*	414	19,110
Opendoor Technologies, Inc.*	1,612	4,256
Total E-Commerce/Services		23,366

Total Internet		23,366

Telecommunications - 0.6%
Telecom Services - 0.6%
DigitalBridge Group, Inc.	632	11,111

Total Common Stocks
(Cost $1,396,729)		1,724,014

SECURITIES LENDING COLLATERAL†,2 - 1.8%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[3]	31,143	31,143
Total Securities Lending Collateral
(Cost $31,143)		31,143

Total Investments - 101.3%
(Cost $1,427,872)		$1,755,157
Other Assets & Liabilities, net - (1.3)%		(21,851)
Total Net Assets - 100.0%		$1,733,306

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Securities lending collateral — See Note 7.
[3]	Rate indicated is the 7-day yield as of September 30, 2023.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,724,014	$—	$—	$1,724,014
Securities Lending Collateral	31,143	—	—	31,143
Total Assets	$1,755,157	$—	$—	$1,755,157

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $30,490 of securities loaned (cost $1,427,872)	$1,755,157
Cash	647
Receivables:
Securities sold	10,688
Dividends	8,154
Fund shares sold	4,192
Securities lending income	1
Total assets	1,778,839

Liabilities:
Line of credit	11,000
Payable for:
Return of securities lending collateral	31,143
Management fees	1,375
Transfer agent fees	484
Distribution and service fees	472
Portfolio accounting and administration fees	165
Trustees’ fees*	27
Miscellaneous	867
Total liabilities	45,533
Net assets	$1,733,306

Net assets consist of:
Paid in capital	$8,817,400
Total distributable earnings (loss)	(7,084,094)
Net assets	$1,733,306

A-Class:
Net assets	$295,606
Capital shares outstanding	8,943
Net asset value per share	$33.05
Maximum offering price per share (Net asset value divided by 95.25%)	$34.70

C-Class:
Net assets	$104,974
Capital shares outstanding	3,843
Net asset value per share	$27.32

H-Class:
Net assets	$1,332,726
Capital shares outstanding	40,404
Net asset value per share	$32.99

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends	$34,841
Interest	273
Income from securities lending, net	69
Total investment income	35,183

Expenses:
Management fees	9,566
Distribution and service fees:
A-Class	471
C-Class	581
H-Class	2,196
Transfer agent fees	2,350
Portfolio accounting and administration fees	1,715
Registration fees	900
Professional fees	490
Trustees’ fees*	238
Custodian fees	156
Line of credit fees	66
Miscellaneous	368
Total expenses	19,097
Less:
Expenses reimbursed by Adviser	(166)
Net expenses	18,931
Net investment income	16,252

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(32,132)
Net realized loss	(32,132)
Net change in unrealized appreciation (depreciation) on:
Investments	(108,280)
Net change in unrealized appreciation (depreciation)	(108,280)
Net realized and unrealized loss	(140,412)
Net decrease in net assets resulting from operations	$(124,160)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,252	$54,116
Net realized loss on investments	(32,132)	(809,345)
Net change in unrealized appreciation (depreciation) on investments	(108,280)	(606,010)
Net decrease in net assets resulting from operations	(124,160)	(1,361,239)

Distributions to shareholders:
A-Class	—	(16,248)
C-Class	—	(5,699)
H-Class	—	(69,671)
Total distributions to shareholders	—	(91,618)

Capital share transactions:
Proceeds from sale of shares
A-Class	221,209	727,350
C-Class	20,328	116,553
H-Class	2,626,414	21,964,959
Distributions reinvested
A-Class	—	16,248
C-Class	—	5,586
H-Class	—	69,314
Cost of shares redeemed
A-Class	(400,964)	(1,065,206)
C-Class	(28,324)	(269,249)
H-Class	(3,239,978)	(55,408,046)
Net decrease from capital share transactions	(801,315)	(33,842,491)
Net decrease in net assets	(925,475)	(35,295,348)

Net assets:
Beginning of period	2,658,781	37,954,129
End of period	$1,733,306	$2,658,781

Capital share activity:
Shares sold
A-Class	6,205	18,498
C-Class	692	3,396
H-Class	74,024	523,937
Shares issued from reinvestment of distributions
A-Class	—	468
C-Class	—	193
H-Class	—	1,999
Shares redeemed
A-Class	(11,231)	(25,859)
C-Class	(973)	(7,546)
H-Class	(92,056)	(1,242,549)
Net decrease in shares	(23,339)	(727,463)

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$35.12	$47.38	$40.87	$30.70	$41.24	$35.92
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.65	.21	.32	.56	.46
Net gain (loss) on investments (realized and unrealized)	(2.34)	(11.59)	6.48	13.33	(10.37)	5.12 [e]
Total from investment operations	(2.07)	(10.94)	6.69	13.65	(9.81)	5.58
Less distributions from:
Net investment income	—	(1.32)	(.18)	(3.48)	(.73)	(.26)
Total distributions	—	(1.32)	(.18)	(3.48)	(.73)	(.26)
Net asset value, end of period	$33.05	$35.12	$47.38	$40.87	$30.70	$41.24

Total Return[c]	(5.89%)	(23.05%)	16.36%	45.79%	(24.28%)	15.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$296	$491	$988	$1,049	$781	$658
Ratios to average net assets:
Net investment income (loss)	1.53%	1.65%	0.46%	0.87%	1.33%	1.18%
Total expenses	1.66%	1.65%	1.61%	1.70%	1.72%	1.72%
Net expenses	1.64%[d]	1.65%	1.61%	1.70%	1.72%	1.72%
Portfolio turnover rate	109%	308%	380%	499%	539%	877%

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$29.13	$39.90	$34.44	$26.48	$35.94	$31.57
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	.31	(.09)	(.03)	.26	.31
Net gain (loss) on investments (realized and unrealized)	(1.93)	(9.76)	5.73	11.47	(8.99)	4.32 [e]
Total from investment operations	(1.81)	(9.45)	5.64	11.44	(8.73)	4.63
Less distributions from:
Net investment income	—	(1.32)	(.18)	(3.48)	(.73)	(.26)
Total distributions	—	(1.32)	(.18)	(3.48)	(.73)	(.26)
Net asset value, end of period	$27.32	$29.13	$39.90	$34.44	$26.48	$35.94

Total Return[c]	(6.21%)	(23.65%)	16.37%	44.71%	(24.86%)	14.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105	$120	$322	$194	$430	$702
Ratios to average net assets:
Net investment income (loss)	0.84%	0.94%	(0.22%)	(0.09%)	0.71%	0.94%
Total expenses	2.41%	2.40%	2.36%	2.45%	2.47%	2.46%
Net expenses	2.39%[d]	2.40%	2.36%	2.45%	2.47%	2.46%
Portfolio turnover rate	109%	308%	380%	499%	539%	877%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$35.05	$47.28	$40.78	$30.63	$41.14	$35.82
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.54	.22	.23	.55	.65
Net gain (loss) on investments (realized and unrealized)	(2.32)	(11.45)	6.46	13.40	(10.33)	4.93 [e]
Total from investment operations	(2.06)	(10.91)	6.68	13.63	(9.78)	5.58
Less distributions from:
Net investment income	—	(1.32)	(.18)	(3.48)	(.73)	(.26)
Total distributions	—	(1.32)	(.18)	(3.48)	(.73)	(.26)
Net asset value, end of period	$32.99	$35.05	$47.28	$40.78	$30.63	$41.14

Total Return	(5.88%)	(23.04%)	16.37%	45.83%	(24.27%)	15.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,333	$2,048	$36,643	$10,907	$2,284	$18,436
Ratios to average net assets:
Net investment income (loss)	1.47%	1.33%	0.49%	0.60%	1.30%	1.69%
Total expenses	1.66%	1.65%	1.62%	1.66%	1.72%	1.71%
Net expenses	1.64%[d]	1.65%	1.62%	1.66%	1.72%	1.71%
Portfolio turnover rate	109%	308%	380%	499%	539%	877%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchase of fund shares in relation to fluctuating market value of the investments of the Fund.

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings	% of Total Net Assets
Amazon.com, Inc.	10.3%
Walmart, Inc.	5.3%
Home Depot, Inc.	5.0%
Costco Wholesale Corp.	4.5%
TJX Companies, Inc.	3.9%
Lowe’s Companies, Inc.	3.8%
O’Reilly Automotive, Inc.	3.0%
Target Corp.	2.8%
Alibaba Group Holding Ltd. ADR	2.7%
PDD Holdings, Inc. ADR	2.6%
Top Ten Total	43.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(5.12%)	8.21%	4.76%	6.97%
A-Class Shares	(5.22%)	7.94%	4.51%	6.74%
A-Class Shares with sales charge‡	(9.72%)	2.81%	3.50%	6.22%
C-Class Shares	(5.55%)	7.12%	3.71%	5.92%
C-Class Shares with CDSC§	(6.49%)	6.12%	3.71%	5.92%
H-Class Shares**	(5.23%)	7.95%	4.50%	6.68%
S&P 500 Consumer Discretionary Index	9.07%	13.77%	7.19%	11.53%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported return.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
RETAILING FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Retail - 67.9%
Walmart, Inc.	2,768	$442,686
Home Depot, Inc.	1,368	413,355
Costco Wholesale Corp.	654	369,484
TJX Companies, Inc.	3,620	321,746
Lowe’s Companies, Inc.	1,529	317,787
O’Reilly Automotive, Inc.*	271	246,301
Target Corp.	2,060	227,774
Ross Stores, Inc.	1,793	202,519
AutoZone, Inc.*	63	160,019
Dollar Tree, Inc.*	1,449	154,246
Dollar General Corp.	1,439	152,246
Tractor Supply Co.	747	151,678
Genuine Parts Co.	1,033	149,145
Ulta Beauty, Inc.*	365	145,799
Walgreens Boots Alliance, Inc.	6,163	137,065
Best Buy Company, Inc.	1,758	122,128
BJ’s Wholesale Club Holdings, Inc.*	1,533	109,410
Williams-Sonoma, Inc.	704	109,402
CarMax, Inc.*	1,494	105,671
Dick’s Sporting Goods, Inc.	937	101,740
Five Below, Inc.*	624	100,402
Floor & Decor Holdings, Inc. — Class A*	1,099	99,460
Burlington Stores, Inc.*	692	93,628
Murphy USA, Inc.	269	91,925
Bath & Body Works, Inc.	2,616	88,421
AutoNation, Inc.*	523	79,182
Ollie’s Bargain Outlet Holdings, Inc.*	980	75,636
Lithia Motors, Inc. — Class A	246	72,651
GameStop Corp. — Class A*,1	4,084	67,223
Academy Sports & Outdoors, Inc.	1,279	60,458
Macy’s, Inc.	5,207	60,453
American Eagle Outfitters, Inc.	3,579	59,447
Advance Auto Parts, Inc.	1,057	59,118
RH*	219	57,895
Signet Jewelers Ltd.	799	57,376
Gap, Inc.	5,179	55,053
Boot Barn Holdings, Inc.*	636	51,637
Foot Locker, Inc.	2,400	41,640
Nordstrom, Inc.	2,768	41,354
National Vision Holdings, Inc.*	2,299	37,198
Kohl’s Corp.	1,715	35,946
Victoria’s Secret & Co.*	2,137	35,645
Leslie’s, Inc.*	5,742	32,500
Carvana Co.*,1	770	32,325
Total Retail		5,626,774

Internet - 27.2%
Amazon.com, Inc.*	6,679	849,034
Alibaba Group Holding Ltd. ADR*	2,594	225,004
PDD Holdings, Inc. ADR*	2,204	216,146
eBay, Inc.	3,809	167,939
MercadoLibre, Inc.*	130	164,824
JD.com, Inc. ADR	5,355	155,991
Coupang, Inc.*	8,026	136,442
Etsy, Inc.*	1,446	93,383
Wayfair, Inc. — Class A*	1,338	81,043
Chewy, Inc. — Class A*	4,226	77,167
Farfetch Ltd. — Class A*,1	28,272	59,088
Overstock.com, Inc.*	1,655	26,182
Total Internet		2,252,243

Distribution & Wholesale - 3.0%
Pool Corp.	358	127,484
LKQ Corp.	2,477	122,636
Total Distribution & Wholesale		250,120

Chemicals - 0.8%
Valvoline, Inc.	2,169	69,929

Apparel - 0.6%
Urban Outfitters, Inc.*	1,478	48,316

Total Common Stocks
(Cost $6,371,780)		8,247,382

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.6%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$30,000	30,000
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	11,654	11,654
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	11,538	11,538
Total Repurchase Agreements
(Cost $53,192)		53,192

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	106,519	106,519
Total Securities Lending Collateral
(Cost $106,519)		106,519

Total Investments - 101.4%
(Cost $6,531,491)		$8,407,093
Other Assets & Liabilities, net - (1.4)%		(119,828)
Total Net Assets - 100.0%		$8,287,265

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
RETAILING FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,247,382	$—	$—	$8,247,382
Repurchase Agreements	—	53,192	—	53,192
Securities Lending Collateral	106,519	—	—	106,519
Total Assets	$8,353,901	$53,192	$—	$8,407,093

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $105,488 of securities loaned (cost $6,478,299)	$8,353,901
Repurchase agreements, at value (cost $53,192)	53,192
Receivables:
Dividends	3,554
Fund shares sold	130
Securities lending income	78
Interest	16
Total assets	8,410,871

Liabilities:
Payable for:
Return of securities lending collateral	106,519
Management fees	5,857
Fund shares redeemed	4,002
Transfer agent fees	2,157
Portfolio accounting and administration fees	705
Distribution and service fees	330
Trustees’ fees*	126
Miscellaneous	3,910
Total liabilities	123,606
Net assets	$8,287,265

Net assets consist of:
Paid in capital	$9,041,252
Total distributable earnings (loss)	(753,987)
Net assets	$8,287,265

Investor Class:
Net assets	$7,136,405
Capital shares outstanding	177,415
Net asset value per share	$40.22

A-Class:
Net assets	$702,583
Capital shares outstanding	18,784
Net asset value per share	$37.40
Maximum offering price per share (Net asset value divided by 95.25%)	$39.27

C-Class:
Net assets	$113,560
Capital shares outstanding	3,610
Net asset value per share	$31.46

H-Class:
Net assets	$334,717
Capital shares outstanding	9,198
Net asset value per share	$36.39

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $59)	$61,991
Interest	1,420
Income from securities lending, net	2,096
Total investment income	65,507

Expenses:
Management fees	44,383
Distribution and service fees:
A-Class	1,009
C-Class	685
H-Class	565
Transfer agent fees	10,786
Portfolio accounting and administration fees	7,958
Registration fees	5,049
Professional fees	2,373
Trustees’ fees*	888
Custodian fees	709
Miscellaneous	959
Total expenses	75,364
Less:
Expenses reimbursed by Adviser	(824)
Net expenses	74,540
Net investment loss	(9,033)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	170,341
Net realized gain	170,341
Net change in unrealized appreciation (depreciation) on:
Investments	(662,144)
Net change in unrealized appreciation (depreciation)	(662,144)
Net realized and unrealized loss	(491,803)
Net decrease in net assets resulting from operations	$(500,836)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,033)	$(26,073)
Net realized gain (loss) on investments	170,341	(803,782)
Net change in unrealized appreciation (depreciation) on investments	(662,144)	(960,613)
Net decrease in net assets resulting from operations	(500,836)	(1,790,468)

Capital share transactions:
Proceeds from sale of shares
Investor Class	15,333,803	35,012,254
A-Class	239,265	491,568
C-Class	105,890	43,721
H-Class	15,363	905,776
Cost of shares redeemed
Investor Class	(15,103,866)	(34,168,872)
A-Class	(480,985)	(1,197,684)
C-Class	(128,849)	(73,673)
H-Class	(261,440)	(938,009)
Net increase (decrease) from capital share transactions	(280,819)	75,081
Net decrease in net assets	(781,655)	(1,715,387)

Net assets:
Beginning of period	9,068,920	10,784,307
End of period	$8,287,265	$9,068,920

Capital share activity:
Shares sold
Investor Class	362,961	829,827
A-Class	6,126	12,925
C-Class	3,070	1,362
H-Class	395	24,999
Shares redeemed
Investor Class	(358,581)	(827,870)
A-Class	(12,291)	(31,900)
C-Class	(3,876)	(2,232)
H-Class	(6,898)	(25,143)
Net decrease in shares	(9,094)	(18,032)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$42.39	$46.75	$57.11	$28.62	$33.46	$30.17
Income (loss) from investment operations:
Net investment income (loss)[b]	(.03)	(.08)	(.30)	(.25)	(.06)	(.02)
Net gain (loss) on investments (realized and unrealized)	(2.14)	(4.28)	(5.31)	28.74	(4.78)	3.35
Total from investment operations	(2.17)	(4.36)	(5.61)	28.49	(4.84)	3.33
Less distributions from:
Net investment income	—	—	—	—	—	(.03)
Net realized gains	—	—	(4.75)	—	—	(.01)
Total distributions	—	—	(4.75)	—	—	(.04)
Net asset value, end of period	$40.22	$42.39	$46.75	$57.11	$28.62	$33.46

Total Return	(5.12%)	(9.33%)	(10.94%)	99.55%	(14.47%)	11.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,136	$7,334	$7,998	$24,987	$3,316	$22,748
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.19%)	(0.53%)	(0.52%)	(0.17%)	(0.07%)
Total expenses	1.40%	1.40%	1.36%	1.43%	1.47%	1.45%
Net expenses	1.38%[c]	1.40%	1.36%	1.43%	1.47%	1.45%
Portfolio turnover rate	162%	371%	214%	270%	228%	314%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$39.46	$43.64	$53.75	$27.00	$31.64	$28.60
Income (loss) from investment operations:
Net investment income (loss)[b]	(.06)	(.17)	(.42)	(.38)	(.13)	(.05)
Net gain (loss) on investments (realized and unrealized)	(2.00)	(4.01)	(4.94)	27.13	(4.51)	3.13
Total from investment operations	(2.06)	(4.18)	(5.36)	26.75	(4.64)	3.08
Less distributions from:
Net investment income	—	—	—	—	—	(.03)
Net realized gains	—	—	(4.75)	—	—	(.01)
Total distributions	—	—	(4.75)	—	—	(.04)
Net asset value, end of period	$37.40	$39.46	$43.64	$53.75	$27.00	$31.64

Total Return[d]	(5.22%)	(9.58%)	(11.17%)	99.07%	(14.66%)	10.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$703	$985	$1,917	$2,133	$456	$5,806
Ratios to average net assets:
Net investment income (loss)	(0.29%)	(0.45%)	(0.79%)	(0.83%)	(0.42%)	(0.16%)
Total expenses	1.65%	1.65%	1.61%	1.67%	1.72%	1.72%
Net expenses	1.63%[c]	1.65%	1.61%	1.67%	1.72%	1.72%
Portfolio turnover rate	162%	371%	214%	270%	228%	314%

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$33.31	$37.12	$46.74	$23.67	$27.95	$25.46
Income (loss) from investment operations:
Net investment income (loss)[b]	(.17)	(.39)	(.70)	(.62)	(.33)	(.31)
Net gain (loss) on investments (realized and unrealized)	(1.68)	(3.42)	(4.17)	23.69	(3.95)	2.84
Total from investment operations	(1.85)	(3.81)	(4.87)	23.07	(4.28)	2.53
Less distributions from:
Net investment income	—	—	—	—	—	(.03)
Net realized gains	—	—	(4.75)	—	—	(.01)
Total distributions	—	—	(4.75)	—	—	(.04)
Net asset value, end of period	$31.46	$33.31	$37.12	$46.74	$23.67	$27.95

Total Return[d]	(5.55%)	(10.26%)	(11.84%)	97.47%	(15.31%)	9.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$114	$147	$196	$294	$230	$468
Ratios to average net assets:
Net investment income (loss)	(1.02%)	(1.18%)	(1.54%)	(1.65%)	(1.16%)	(1.15%)
Total expenses	2.40%	2.40%	2.36%	2.44%	2.48%	2.46%
Net expenses	2.38%[c]	2.40%	2.36%	2.44%	2.48%	2.46%
Portfolio turnover rate	162%	371%	214%	270%	228%	314%

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$38.40	$42.47	$52.44	$26.35	$30.87	$27.91
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	(.18)	(.38)	(.39)	(.20)	(.11)
Net gain (loss) on investments (realized and unrealized)	(1.96)	(3.89)	(4.84)	26.48	(4.32)	3.11
Total from investment operations	(2.01)	(4.07)	(5.22)	26.09	(4.52)	3.00
Less distributions from:
Net investment income	—	—	—	—	—	(.03)
Net realized gains	—	—	(4.75)	—	—	(.01)
Total distributions	—	—	(4.75)	—	—	(.04)
Net asset value, end of period	$36.39	$38.40	$42.47	$52.44	$26.35	$30.87

Total Return	(5.23%)	(9.58%)	(11.18%)	99.01%	(14.64%)	10.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$335	$603	$673	$661	$345	$6,265
Ratios to average net assets:
Net investment income (loss)	(0.27%)	(0.47%)	(0.73%)	(0.91%)	(0.64%)	(0.37%)
Total expenses	1.65%	1.65%	1.60%	1.69%	1.72%	1.70%
Net expenses	1.64%[c]	1.65%	1.60%	1.69%	1.72%	1.70%
Portfolio turnover rate	162%	371%	214%	270%	228%	314%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings	% of Total Net Assets
Apple, Inc.	6.2%
Microsoft Corp.	5.9%
Alphabet, Inc. — Class A	4.9%
NVIDIA Corp.	3.9%
Meta Platforms, Inc. — Class A	3.4%
Broadcom, Inc.	2.2%
Adobe, Inc.	1.8%
Cisco Systems, Inc.	1.7%
Salesforce, Inc.	1.6%
Advanced Micro Devices, Inc.	1.6%
Top Ten Total	33.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	7.45%	31.86%	11.70%	14.21%
A-Class Shares	7.31%	31.54%	11.43%	13.93%
A-Class Shares with sales charge‡	2.21%	25.29%	10.35%	13.37%
C-Class Shares	6.91%	30.55%	10.59%	13.08%
C-Class Shares with CDSC§	5.91%	29.55%	10.59%	13.08%
H-Class Shares**	7.31%	31.53%	11.42%	13.87%
S&P 500 Information Technology Index	10.59%	41.10%	18.40%	20.38%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
TECHNOLOGY FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Software - 31.4%
Microsoft Corp.	12,920	$4,079,490
Adobe, Inc.*	2,448	1,248,235
Salesforce, Inc.*	5,584	1,132,324
Oracle Corp.	9,567	1,013,337
Intuit, Inc.	1,890	965,677
ServiceNow, Inc.*	1,593	890,423
Activision Blizzard, Inc.	7,829	733,029
Synopsys, Inc.*	1,564	717,829
Cadence Design Systems, Inc.*	2,911	682,047
Roper Technologies, Inc.	1,260	610,193
Atlassian Corp. — Class A*	3,027	609,971
Workday, Inc. — Class A*	2,730	586,541
Autodesk, Inc.*	2,672	552,864
NetEase, Inc. ADR	5,511	551,982
Snowflake, Inc. — Class A*	3,578	546,611
Palantir Technologies, Inc. — Class A*	31,352	501,632
Electronic Arts, Inc.	4,048	487,379
Splunk, Inc.*	3,129	457,616
Datadog, Inc. — Class A*	4,802	437,414
ANSYS, Inc.*	1,412	420,141
Take-Two Interactive Software, Inc.*	2,919	409,798
MongoDB, Inc.*	1,159	400,852
Cloudflare, Inc. — Class A*	6,004	378,492
Zoom Video Communications, Inc. — Class A*	5,185	362,639
Akamai Technologies, Inc.*	3,230	344,124
PTC, Inc.*	2,390	338,615
ROBLOX Corp. — Class A*	11,689	338,514
HubSpot, Inc.*	645	317,663
BILL Holdings, Inc.*	2,520	273,596
Twilio, Inc. — Class A*	4,331	253,493
Dropbox, Inc. — Class A*	9,306	253,402
Unity Software, Inc.*	7,242	227,326
DocuSign, Inc.*	5,323	223,566
ZoomInfo Technologies, Inc. — Class A*	12,261	201,080
Five9, Inc.*	2,774	178,368
C3.ai, Inc. — Class A*,1	5,707	145,643
Total Software		21,871,906

Semiconductors - 27.5%
NVIDIA Corp.	6,286	2,734,347
Broadcom, Inc.	1,883	1,563,982
Advanced Micro Devices, Inc.*	10,617	1,091,640
Texas Instruments, Inc.	6,431	1,022,593
QUALCOMM, Inc.	9,089	1,009,424
Intel Corp.	28,071	997,924
Applied Materials, Inc.	6,576	910,447
Analog Devices, Inc.	4,541	795,084
NXP Semiconductor N.V.	3,889	777,489
Lam Research Corp.	1,217	762,779
Micron Technology, Inc.	10,755	731,663
ASML Holding N.V. — Class G	1,144	673,427
KLA Corp.	1,448	664,140
Taiwan Semiconductor Manufacturing Company Ltd. ADR	7,503	652,011
Marvell Technology, Inc.	10,523	569,610
Microchip Technology, Inc.	7,126	556,184
STMicroelectronics N.V. — Class Y	12,652	546,060
ON Semiconductor Corp.*	5,678	527,770
Skyworks Solutions, Inc.	3,585	353,445
Teradyne, Inc.	3,476	349,199
Entegris, Inc.	3,411	320,327
Lattice Semiconductor Corp.*	3,368	289,412
Qorvo, Inc.*	2,810	268,271
Monolithic Power Systems, Inc.	521	240,702
MKS Instruments, Inc.	2,325	201,206
GLOBALFOUNDRIES, Inc.*,1	3,281	190,921
Wolfspeed, Inc.*	4,664	177,699
Silicon Laboratories, Inc.*	985	114,152
Total Semiconductors		19,091,908

Computers - 16.0%
Apple, Inc.	25,239	4,321,169
International Business Machines Corp.	6,735	944,921
Accenture plc — Class A	1,934	593,951
Check Point Software Technologies Ltd.*	4,143	552,179
Infosys Ltd. ADR	31,895	545,723
Crowdstrike Holdings, Inc. — Class A*	3,179	532,101
Fortinet, Inc.*	8,654	507,817
Cognizant Technology Solutions Corp. — Class A	7,206	488,134
Hewlett Packard Enterprise Co.	23,436	407,083
HP, Inc.	14,832	381,182
Western Digital Corp.*	7,481	341,358
NetApp, Inc.	4,425	335,769
Seagate Technology Holdings plc	4,925	324,804
Zscaler, Inc.*	1,970	306,512
Super Micro Computer, Inc.*	1,094	299,997
Pure Storage, Inc. — Class A*	7,445	265,191
Total Computers		11,147,891

Internet - 15.5%
Alphabet, Inc. — Class A*	26,123	3,418,456
Meta Platforms, Inc. — Class A*	7,930	2,380,665
Palo Alto Networks, Inc.*	3,006	704,727
Sea Ltd. ADR*	14,665	644,527
Baidu, Inc. ADR*	4,287	575,958
Shopify, Inc. — Class A*	9,625	525,236
CDW Corp.	2,144	432,573
VeriSign, Inc.*	1,767	357,871
Pinterest, Inc. — Class A*	13,137	355,093
Okta, Inc.*	3,650	297,512
Snap, Inc. — Class A*	29,845	265,919
Match Group, Inc.*	6,786	265,842
F5, Inc.*	1,644	264,914
Gen Digital, Inc.	14,296	252,753
Total Internet		10,742,046

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
TECHNOLOGY FUND

	Shares	Value
Telecommunications - 3.9%
Cisco Systems, Inc.	22,060	$1,185,946
Motorola Solutions, Inc.	2,079	565,987
Arista Networks, Inc.*	3,027	556,756
Corning, Inc.	13,456	410,004
Total Telecommunications		2,718,693

Electronics - 3.1%
Amphenol Corp. — Class A	7,126	598,513
TE Connectivity Ltd.	4,287	529,573
Keysight Technologies, Inc.*	3,158	417,835
Trimble, Inc.*	5,960	321,006
Flex Ltd.*	11,175	301,501
Total Electronics		2,168,428

Energy-Alternate Sources - 1.7%
SolarEdge Technologies, Inc.*	3,940	510,269
Enphase Energy, Inc.*	2,868	344,590
First Solar, Inc.*	2,064	333,522
Total Energy-Alternate Sources		1,188,381

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	1,115	263,731

Commercial Services - 0.2%
Paylocity Holding Corp.*	934	169,708

Total Common Stocks
(Cost $50,881,574)		69,362,692

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.3%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$109,438	109,438
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	42,511	42,511
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	42,091	42,091
Total Repurchase Agreements
(Cost $194,040)		194,040

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	257,810	257,810
Total Securities Lending Collateral
(Cost $257,810)		257,810

Total Investments - 100.4%
(Cost $51,333,424)		$69,814,542
Other Assets & Liabilities, net - (0.4)%		(289,507)
Total Net Assets - 100.0%		$69,525,035

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$69,362,692	$—	$—	$69,362,692
Repurchase Agreements	—	194,040	—	194,040
Securities Lending Collateral	257,810	—	—	257,810
Total Assets	$69,620,502	$194,040	$—	$69,814,542

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $252,373 of securities loaned (cost $51,139,384)	$69,620,502
Repurchase agreements, at value (cost $194,040)	194,040
Receivables:
Fund shares sold	115,875
Dividends	23,711
Foreign tax reclaims	1,107
Securities lending income	596
Interest	57
Total assets	69,955,888

Liabilities:
Payable for:
Return of securities lending collateral	257,810
Fund shares redeemed	68,694
Management fees	51,738
Transfer agent fees	15,835
Portfolio accounting and administration fees	6,232
Distribution and service fees	4,068
Trustees’ fees*	836
Miscellaneous	25,640
Total liabilities	430,853
Net assets	$69,525,035

Net assets consist of:
Paid in capital	$53,253,599
Total distributable earnings (loss)	16,271,436
Net assets	$69,525,035

Investor Class:
Net assets	$58,412,234
Capital shares outstanding	384,476
Net asset value per share	$151.93

A-Class:
Net assets	$7,491,619
Capital shares outstanding	54,401
Net asset value per share	$137.71
Maximum offering price per share (Net asset value divided by 95.25%)	$144.58

C-Class:
Net assets	$2,601,078
Capital shares outstanding	22,405
Net asset value per share	$116.09

H-Class:
Net assets	$1,020,104
Capital shares outstanding	7,606
Net asset value per share	$134.12

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $1,045)	$212,130
Interest	8,356
Income from securities lending, net	1,325
Total investment income	221,811

Expenses:
Management fees	232,118
Distribution and service fees:
A-Class	9,073
C-Class	13,677
H-Class	1,805
Transfer agent fees	54,932
Portfolio accounting and administration fees	41,621
Registration fees	22,378
Professional fees	12,971
Custodian fees	3,625
Trustees’ fees*	3,172
Line of credit fees	89
Miscellaneous	10,991
Total expenses	406,452
Less:
Expenses reimbursed by Adviser	(5,782)
Net expenses	400,670
Net investment loss	(178,859)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,044,966)
Net realized loss	(1,044,966)
Net change in unrealized appreciation (depreciation) on:
Investments	2,986,929
Net change in unrealized appreciation (depreciation)	2,986,929
Net realized and unrealized gain	1,941,963
Net increase in net assets resulting from operations	$1,763,104

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(178,859)	$(224,306)
Net realized gain (loss) on investments	(1,044,966)	2,648,828
Net change in unrealized appreciation (depreciation) on investments	2,986,929	(9,724,943)
Net increase (decrease) in net assets resulting from operations	1,763,104	(7,300,421)

Distributions to shareholders:
Investor Class	—	(915,758)
A-Class	—	(308,843)
C-Class	—	(159,211)
H-Class	—	(51,262)
Total distributions to shareholders	—	(1,435,074)

Capital share transactions:
Proceeds from sale of shares
Investor Class	77,997,676	37,968,887
A-Class	1,709,869	1,537,399
C-Class	341,094	415,397
H-Class	1,403,431	1,388,075
Distributions reinvested
Investor Class	—	873,134
A-Class	—	307,295
C-Class	—	158,242
H-Class	—	50,898
Cost of shares redeemed
Investor Class	(44,304,831)	(41,421,053)
A-Class	(1,231,847)	(2,195,787)
C-Class	(763,649)	(1,143,360)
H-Class	(1,437,440)	(1,407,924)
Net increase (decrease) from capital share transactions	33,714,303	(3,468,797)
Net increase (decrease) in net assets	35,477,407	(12,204,292)

Net assets:
Beginning of period	34,047,628	46,251,920
End of period	$69,525,035	$34,047,628

Capital share activity:
Shares sold
Investor Class	513,145	274,043
A-Class	12,533	12,444
C-Class	3,006	3,929
H-Class	9,939	10,716
Shares issued from reinvestment of distributions
Investor Class	—	7,358
A-Class	—	2,851
C-Class	—	1,731
H-Class	—	485
Shares redeemed
Investor Class	(295,975)	(305,989)
A-Class	(9,077)	(18,151)
C-Class	(6,904)	(10,922)
H-Class	(10,314)	(12,220)
Net increase (decrease) in shares	216,353	(33,725)

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$141.40	$168.83	$177.69	$100.21	$101.77	$94.62
Income (loss) from investment operations:
Net investment income (loss)[b]	(.43)	(.68)	(1.32)	(.96)	(.22)	(.31)
Net gain (loss) on investments (realized and unrealized)	10.96	(20.64)	6.56	81.24	(.80)	11.99
Total from investment operations	10.53	(21.32)	5.24	80.28	(1.02)	11.68
Less distributions from:
Net realized gains	—	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Total distributions	—	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Net asset value, end of period	$151.93	$141.40	$168.83	$177.69	$100.21	$101.77

Total Return	7.45%	(11.94%)	1.94%	80.31%	(1.06%)	13.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$58,412	$23,656	$32,397	$35,562	$23,190	$60,972
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.50%)	(0.68%)	(0.65%)	(0.20%)	(0.32%)
Total expenses	1.40%	1.39%	1.36%	1.44%	1.47%	1.46%
Net expenses	1.38%[c]	1.39%	1.36%	1.44%	1.47%	1.46%
Portfolio turnover rate	78%	121%	175%	195%	165%	255%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$128.33	$154.37	$163.90	$92.79	$94.51	$88.40
Income (loss) from investment operations:
Net investment income (loss)[b]	(.56)	(.93)	(1.68)	(1.24)	(.41)	(.49)
Net gain (loss) on investments (realized and unrealized)	9.94	(19.00)	6.25	75.15	(.77)	11.13
Total from investment operations	9.38	(19.93)	4.57	73.91	(1.18)	10.64
Less distributions from:
Net realized gains	—	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Total distributions	—	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Net asset value, end of period	$137.71	$128.33	$154.37	$163.90	$92.79	$94.51

Total Return[d]	7.31%	(12.16%)	1.69%	79.86%	(1.31%)	12.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,492	$6,538	$8,305	$9,190	$5,321	$6,007
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.75%)	(0.96%)	(0.90%)	(0.40%)	(0.54%)
Total expenses	1.65%	1.64%	1.61%	1.69%	1.73%	1.71%
Net expenses	1.63%[c]	1.64%	1.61%	1.69%	1.73%	1.71%
Portfolio turnover rate	78%	121%	175%	195%	165%	255%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$108.59	$132.87	$143.81	$82.23	$84.44	$80.06
Income (loss) from investment operations:
Net investment income (loss)[b]	(.91)	(1.59)	(2.60)	(2.01)	(1.06)	(1.10)
Net gain (loss) on investments (realized and unrealized)	8.41	(16.58)	5.76	66.39	(.61)	10.01
Total from investment operations	7.50	(18.17)	3.16	64.38	(1.67)	8.91
Less distributions from:
Net realized gains	—	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Total distributions	—	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Net asset value, end of period	$116.09	$108.59	$132.87	$143.81	$82.23	$84.44

Total Return[d]	6.91%	(12.82%)	0.92%	78.52%	(2.05%)	11.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,601	$2,856	$4,194	$6,214	$3,796	$5,586
Ratios to average net assets:
Net investment income (loss)	(1.57%)	(1.51%)	(1.70%)	(1.65%)	(1.17%)	(1.33%)
Total expenses	2.40%	2.39%	2.36%	2.44%	2.48%	2.46%
Net expenses	2.38%[c]	2.39%	2.36%	2.44%	2.48%	2.46%
Portfolio turnover rate	78%	121%	175%	195%	165%	255%

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$124.98	$150.57	$160.17	$90.72	$92.40	$86.54
Income (loss) from investment operations:
Net investment income (loss)[b]	(.56)	(.92)	(1.62)	(1.01)	(.47)	(.64)
Net gain (loss) on investments (realized and unrealized)	9.70	(18.56)	6.12	73.26	(.67)	11.03
Total from investment operations	9.14	(19.48)	4.50	72.25	(1.14)	10.39
Less distributions from:
Net realized gains	—	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Total distributions	—	(6.11)	(14.10)	(2.80)	(.54)	(4.53)
Net asset value, end of period	$134.12	$124.98	$150.57	$160.17	$90.72	$92.40

Total Return	7.31%	(12.17%)	1.68%	79.85%	(1.30%)	12.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,020	$997	$1,355	$1,734	$3,435	$12,846
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.76%)	(0.93%)	(0.83%)	(0.47%)	(0.71%)
Total expenses	1.64%	1.64%	1.60%	1.74%	1.72%	1.70%
Net expenses	1.62%[c]	1.64%	1.60%	1.74%	1.72%	1.70%
Portfolio turnover rate	78%	121%	175%	195%	165%	255%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings	% of Total Net Assets
Cisco Systems, Inc.	10.3%
Comcast Corp. — Class A	9.9%
Verizon Communications, Inc.	8.0%
AT&T, Inc.	7.6%
T-Mobile US, Inc.	6.5%
Charter Communications, Inc. — Class A	4.4%
Motorola Solutions, Inc.	4.2%
Arista Networks, Inc.	4.0%
Liberty Broadband Corp. — Class C	2.8%
F5, Inc.	2.4%
Top Ten Total	60.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(6.23%)	6.25%	(2.68%)	2.06%
A-Class Shares	(6.27%)	6.09%	(2.92%)	1.78%
A-Class Shares with sales charge‡	(10.72%)	1.04%	(3.86%)	1.29%
C-Class Shares	(6.65%)	5.30%	(3.65%)	1.04%
C-Class Shares with CDSC§	(7.58%)	4.30%	(3.65%)	1.04%
H-Class Shares**	(6.27%)	6.09%	(2.88%)	1.77%
S&P 500 Telecommunication Services Index	16.54%	38.49%	7.88%	7.27%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
TELECOMMUNICATIONS FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Telecommunications - 70.3%
Cisco Systems, Inc.	1,953	$104,993
Verizon Communications, Inc.	2,521	81,706
AT&T, Inc.	5,163	77,548
T-Mobile US, Inc.	472	66,104
Motorola Solutions, Inc.	158	43,014
Arista Networks, Inc.*	224	41,200
Juniper Networks, Inc.	848	23,566
Ciena Corp.*	441	20,842
Iridium Communications, Inc.	390	17,741
Vodafone Group plc ADR	1,863	17,661
BCE, Inc.	436	16,642
Frontier Communications Parent, Inc.*	1,045	16,354
Nice Ltd. ADR*	95	16,150
TELUS Corp.	973	15,899
Telefonaktiebolaget LM Ericsson ADR[1]	3,237	15,732
America Movil SAB de CV ADR	877	15,190
Harmonic, Inc.*	1,518	14,618
Extreme Networks, Inc.*	570	13,800
Nokia Oyj ADR	3,483	13,026
Calix, Inc.*	283	12,973
InterDigital, Inc.	145	11,635
Viavi Solutions, Inc.*	1,192	10,895
Telephone & Data Systems, Inc.	583	10,675
Viasat, Inc.*	549	10,134
Gogo, Inc.*	587	7,003
Infinera Corp.*	1,546	6,462
ADTRAN Holdings, Inc.	737	6,065
CommScope Holding Company, Inc.*	1,372	4,610
Lumen Technologies, Inc.*	2,161	3,069
Clearfield, Inc.*	91	2,608
Total Telecommunications		717,915

Media - 21.0%
Comcast Corp. — Class A	2,283	101,228
Charter Communications, Inc. — Class A*	101	44,422
Liberty Broadband Corp. — Class C*	314	28,674
Liberty Global plc — Class C*	946	17,558
DISH Network Corp. — Class A*	2,187	12,816
Liberty Latin America Ltd. — Class C*	1,183	9,653
Total Media		214,351

Internet - 5.9%
F5, Inc.*	152	24,493
Roku, Inc.*	330	23,295
Cogent Communications Holdings, Inc.	200	12,380
Total Internet		60,168

Computers - 2.4%
Lumentum Holdings, Inc.*	291	13,148
NetScout Systems, Inc.*	403	11,292
Total Computers		24,440

Total Common Stocks
(Cost $874,104)		1,016,874

	Face Amount
REPURCHASE AGREEMENTS††,2 - 1.2%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$6,691	6,691
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	2,599	2,599
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	2,574	2,574
Total Repurchase Agreements
(Cost $11,864)		11,864

	Shares
SECURITIES LENDING COLLATERAL†,3 - 1.2%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	12,135	12,135
Total Securities Lending Collateral
(Cost $12,135)		12,135

Total Investments - 102.0%
(Cost $898,103)		$1,040,873
Other Assets & Liabilities, net - (2.0)%		(20,443)
Total Net Assets - 100.0%		$1,020,430

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,016,874	$—	$—	$1,016,874
Repurchase Agreements	—	11,864	—	11,864
Securities Lending Collateral	12,135	—	—	12,135
Total Assets	$1,029,009	$11,864	$—	$1,040,873

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $11,795 of securities loaned (cost $886,239)	$1,029,009
Repurchase agreements, at value (cost $11,864)	11,864
Receivables:
Dividends	1,985
Fund shares sold	250
Foreign tax reclaims	61
Securities lending income	53
Interest	3
Total assets	1,043,225

Liabilities:
Payable for:
Return of securities lending collateral	12,135
Fund shares redeemed	5,352
Management fees	2,253
Transfer agent fees	917
Portfolio accounting and administration fees	271
Distribution and service fees	75
Trustees’ fees*	56
Miscellaneous	1,736
Total liabilities	22,795
Net assets	$1,020,430

Net assets consist of:
Paid in capital	$3,812,853
Total distributable earnings (loss)	(2,792,423)
Net assets	$1,020,430

Investor Class:
Net assets	$763,809
Capital shares outstanding	18,189
Net asset value per share	$41.99

A-Class:
Net assets	$137,039
Capital shares outstanding	3,623
Net asset value per share	$37.82
Maximum offering price per share (Net asset value divided by 95.25%)	$39.71

C-Class:
Net assets	$28,267
Capital shares outstanding	883
Net asset value per share	$32.01

H-Class:
Net assets	$91,315
Capital shares outstanding	2,483
Net asset value per share	$36.78

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $838)	$61,085
Interest	612
Income from securities lending, net	433
Total investment income	62,130

Expenses:
Management fees	18,099
Distribution and service fees:
A-Class	240
C-Class	146
H-Class	120
Transfer agent fees	4,575
Registration fees	2,457
Portfolio accounting and administration fees	3,245
Trustees’ fees*	663
Custodian fees	299
Professional fees	209
Line of credit fees	10
Miscellaneous	167
Total expenses	30,230
Less:
Expenses reimbursed by Adviser	(476)
Net expenses	29,754
Net investment income	32,376

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(288,749)
Net realized loss	(288,749)
Net change in unrealized appreciation (depreciation) on:
Investments	(246,594)
Net change in unrealized appreciation (depreciation)	(246,594)
Net realized and unrealized loss	(535,343)
Net decrease in net assets resulting from operations	$(502,967)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$32,376	$10,153
Net realized loss on investments	(288,749)	(199,183)
Net change in unrealized appreciation (depreciation) on investments	(246,594)	27,014
Net decrease in net assets resulting from operations	(502,967)	(162,016)

Distributions to shareholders:
Investor Class	—	(24,300)
A-Class	—	(3,183)
C-Class	—	(507)
H-Class	—	(1,266)
Total distributions to shareholders	—	(29,256)

Capital share transactions:
Proceeds from sale of shares
Investor Class	11,963,445	21,655,460
A-Class	190,853	873,075
C-Class	20,095	148,695
H-Class	2,528	83,296
Distributions reinvested
Investor Class	—	24,198
A-Class	—	3,171
C-Class	—	507
H-Class	—	1,266
Cost of shares redeemed
Investor Class	(18,871,370)	(14,437,253)
A-Class	(299,072)	(928,506)
C-Class	(22,794)	(213,612)
H-Class	(15,331)	(73,875)
Net increase (decrease) from capital share transactions	(7,031,646)	7,136,422
Net increase (decrease) in net assets	(7,534,613)	6,945,150

Net assets:
Beginning of period	8,555,043	1,609,893
End of period	$1,020,430	$8,555,043

Capital share activity:
Shares sold
Investor Class	273,750	476,797
A-Class	4,926	21,062
C-Class	610	4,085
H-Class	66	2,034
Shares issued from reinvestment of distributions
Investor Class	—	579
A-Class	—	84
C-Class	—	16
H-Class	—	35
Shares redeemed
Investor Class	(437,626)	(313,995)
A-Class	(7,707)	(22,353)
C-Class	(695)	(6,066)
H-Class	(414)	(1,868)
Net increase (decrease) in shares	(167,090)	160,410

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$44.78	$53.37	$56.03	$43.19	$50.17	$47.66
Income (loss) from investment operations:
Net investment income (loss)[b]	.34	.11	.58	.66	.69	.46
Net gain (loss) on investments (realized and unrealized)	(3.13)	(8.10)	(3.00)	13.33	(5.91)	2.17 [e]
Total from investment operations	(2.79)	(7.99)	(2.42)	13.99	(5.22)	2.63
Less distributions from:
Net investment income	—	(.60)	(.24)	(1.15)	(1.76)	(.02)
Net realized gains	—	—	—	—	—	(.10)
Total distributions	—	(.60)	(.24)	(1.15)	(1.76)	(.12)
Net asset value, end of period	$41.99	$44.78	$53.37	$56.03	$43.19	$50.17

Total Return	(6.23%)	(14.87%)	(4.36%)	32.55%	(10.74%)	5.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$764	$8,152	$997	$1,773	$2,984	$2,989
Ratios to average net assets:
Net investment income (loss)	1.57%	0.26%	1.02%	1.33%	1.38%	0.94%
Total expenses	1.40%	1.40%	1.36%	1.46%	1.48%	1.47%
Net expenses	1.37%[c]	1.40%	1.36%	1.46%	1.48%	1.47%
Portfolio turnover rate	243%	471%	551%	344%	561%	2,115%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$40.35	$48.30	$50.87	$39.40	$46.03	$43.84
Income (loss) from investment operations:
Net investment income (loss)[b]	.20	.22	.37	.41	.31	.43
Net gain (loss) on investments (realized and unrealized)	(2.73)	(7.57)	(2.70)	12.21	(5.18)	1.88 [e]
Total from investment operations	(2.53)	(7.35)	(2.33)	12.62	(4.87)	2.31
Less distributions from:
Net investment income	—	(.60)	(.24)	(1.15)	(1.76)	(.02)
Net realized gains	—	—	—	—	—	(.10)
Total distributions	—	(.60)	(.24)	(1.15)	(1.76)	(.12)
Net asset value, end of period	$37.82	$40.35	$48.30	$50.87	$39.40	$46.03

Total Return[d]	(6.27%)	(15.12%)	(4.59%)	32.20%	(10.95%)	5.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$137	$258	$368	$467	$446	$508
Ratios to average net assets:
Net investment income (loss)	1.02%	0.54%	0.71%	0.90%	0.69%	0.96%
Total expenses	1.65%	1.65%	1.61%	1.70%	1.73%	1.71%
Net expenses	1.64%[c]	1.65%	1.61%	1.70%	1.73%	1.71%
Portfolio turnover rate	243%	471%	551%	344%	561%	2,115%

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$34.29	$41.46	$44.03	$34.47	$40.81	$39.17
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.08)	(.01)	.01	.04	.06
Net gain (loss) on investments (realized and unrealized)	(2.30)	(6.49)	(2.32)	10.70	(4.62)	1.70 [e]
Total from investment operations	(2.28)	(6.57)	(2.33)	10.71	(4.58)	1.76
Less distributions from:
Net investment income	—	(.60)	(.24)	(1.15)	(1.76)	(.02)
Net realized gains	—	—	—	—	—	(.10)
Total distributions	—	(.60)	(.24)	(1.15)	(1.76)	(.12)
Net asset value, end of period	$32.01	$34.29	$41.46	$44.03	$34.47	$40.81

Total Return[d]	(6.65%)	(15.76%)	(5.30%)	31.22%	(11.62%)	4.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28	$33	$122	$188	$116	$251
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.22%)	(0.02%)	0.03%	0.10%	0.15%
Total expenses	2.41%	2.39%	2.36%	2.43%	2.48%	2.46%
Net expenses	2.39%[c]	2.39%	2.36%	2.43%	2.48%	2.46%
Portfolio turnover rate	243%	471%	551%	344%	561%	2,115%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$39.24	$47.00	$49.50	$38.36	$44.88	$42.66
Income (loss) from investment operations:
Net investment income (loss)[b]	.17	.22	.44	.28	.44	1.16
Net gain (loss) on investments (realized and unrealized)	(2.63)	(7.38)	(2.70)	12.01	(5.20)	1.18 [e]
Total from investment operations	(2.46)	(7.16)	(2.26)	12.29	(4.76)	2.34
Less distributions from:
Net investment income	—	(.60)	(.24)	(1.15)	(1.76)	(.02)
Net realized gains	—	—	—	—	—	(.10)
Total distributions	—	(.60)	(.24)	(1.15)	(1.76)	(.12)
Net asset value, end of period	$36.78	$39.24	$47.00	$49.50	$38.36	$44.88

Total Return	(6.27%)	(15.14%)	(4.60%)	32.24%	(10.98%)	5.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$91	$111	$124	$245	$104	$334
Ratios to average net assets:
Net investment income (loss)	0.92%	0.55%	0.86%	0.61%	0.99%	2.73%
Total expenses	1.65%	1.65%	1.61%	1.68%	1.73%	1.74%
Net expenses	1.64%[c]	1.65%	1.61%	1.68%	1.73%	1.74%
Portfolio turnover rate	243%	471%	551%	344%	561%	2,115%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings	% of Total Net Assets
Tesla, Inc.	11.1%
United Parcel Service, Inc. — Class B	4.8%
Union Pacific Corp.	4.6%
Uber Technologies, Inc.	4.0%
CSX Corp.	3.4%
FedEx Corp.	3.4%
Ford Motor Co.	3.0%
General Motors Co.	2.9%
Norfolk Southern Corp.	2.8%
Old Dominion Freight Line, Inc.	2.6%
Top Ten Total	42.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	3.56%	14.33%	6.11%	8.06%
A-Class Shares	3.43%	14.03%	5.85%	7.80%
A-Class Shares with sales charge‡	(1.48%)	8.62%	4.82%	7.27%
C-Class Shares	3.05%	13.20%	5.05%	6.99%
C-Class Shares with CDSC§	2.05%	12.20%	5.05%	6.99%
H-Class Shares**	3.45%	14.05%	5.85%	7.74%
S&P 500 Industrials Index	0.99%	24.58%	7.29%	10.05%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
TRANSPORTATION FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Transportation - 40.8%
United Parcel Service, Inc. — Class B	4,327	$674,450
Union Pacific Corp.	3,189	649,376
CSX Corp.	15,546	478,040
FedEx Corp.	1,803	477,651
Norfolk Southern Corp.	2,031	399,965
Old Dominion Freight Line, Inc.	890	364,135
Expeditors International of Washington, Inc.	2,117	242,672
J.B. Hunt Transport Services, Inc.	1,245	234,707
Canadian National Railway Co.	1,925	208,535
ZTO Express Cayman, Inc. ADR	8,308	200,804
Canadian Pacific Kansas City Ltd.	2,694	200,461
CH Robinson Worldwide, Inc.	2,156	185,696
ZIM Integrated Shipping Services Ltd.[1]	16,954	177,169
XPO, Inc.*	2,312	172,614
Knight-Swift Transportation Holdings, Inc.	3,241	162,536
GXO Logistics, Inc.*	2,599	152,431
Saia, Inc.*	381	151,886
Landstar System, Inc.	826	146,152
Ryder System, Inc.	1,253	134,008
Hub Group, Inc. — Class A*	1,188	93,306
ArcBest Corp.	893	90,773
Werner Enterprises, Inc.	2,234	87,014
Forward Air Corp.	1,131	77,745
Total Transportation		5,762,126

Auto Manufacturers - 26.1%
Tesla, Inc.*	6,259	1,566,127
Ford Motor Co.	34,723	431,260
General Motors Co.	12,297	405,432
Rivian Automotive, Inc. — Class A*	10,601	257,392
Stellantis N.V.	11,062	211,616
Li Auto, Inc. ADR*	5,593	199,390
NIO, Inc. ADR*,1	22,025	199,106
Ferrari N.V.	666	196,830
Lucid Group, Inc.*,1	22,259	124,428
Fisker, Inc.*,1	13,943	89,514
Total Auto Manufacturers		3,681,095

Auto Parts & Equipment - 14.0%
Mobileye Global, Inc. — Class A*	5,694	236,586
Aptiv plc*	2,119	208,912
Autoliv, Inc.	2,039	196,723
BorgWarner, Inc.	4,612	186,186
Magna International, Inc.	3,427	183,721
Gentex Corp.	5,132	166,995
Lear Corp.	1,233	165,469
Goodyear Tire & Rubber Co.*	9,049	112,479
Adient plc*	2,975	109,183
Visteon Corp.*	769	106,176
QuantumScape Corp.*	13,638	91,238
Fox Factory Holding Corp.*	844	83,624
Luminar Technologies, Inc.*,1	15,148	68,923
Phinia, Inc.	2,463	65,984
Total Auto Parts & Equipment		1,982,199

Airlines - 9.4%
Delta Air Lines, Inc.	7,465	276,205
Southwest Airlines Co.	8,515	230,501
United Airlines Holdings, Inc.*	4,935	208,750
Ryanair Holdings plc ADR*	2,031	197,434
American Airlines Group, Inc.*	12,965	166,082
Alaska Air Group, Inc.*	3,372	125,034
JetBlue Airways Corp.*	14,967	68,848
Allegiant Travel Co. — Class A	662	50,881
Total Airlines		1,323,735

Internet - 6.0%
Uber Technologies, Inc.*	12,212	561,630
Grab Holdings Ltd. — Class A*	52,164	184,661
Lyft, Inc. — Class A*	10,508	110,754
Total Internet		857,045

Home Builders - 1.4%
Thor Industries, Inc.	1,346	128,045
Winnebago Industries, Inc.	1,291	76,750
Total Home Builders		204,795

Commercial Services - 1.2%
Avis Budget Group, Inc.*	619	111,228
Hertz Global Holdings, Inc.*	5,345	65,476
Total Commercial Services		176,704

Leisure Time - 0.9%
Harley-Davidson, Inc.	3,738	123,578

Total Common Stocks
(Cost $8,873,875)		14,111,277

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.5%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$35,883	35,883
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	13,939	13,939
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	13,801	13,801
Total Repurchase Agreements
(Cost $63,623)		63,623

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
TRANSPORTATION FUND

	Shares	Value
SECURITIES LENDING COLLATERAL†,3 - 3.7%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	517,014	$517,014
Total Securities Lending Collateral
(Cost $517,014)		517,014

Total Investments - 104.0%
(Cost $9,454,512)		$14,691,914
Other Assets & Liabilities, net - (4.0)%		(562,390)
Total Net Assets - 100.0%		$14,129,524

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,111,277	$—	$—	$14,111,277
Repurchase Agreements	—	63,623	—	63,623
Securities Lending Collateral	517,014	—	—	517,014
Total Assets	$14,628,291	$63,623	$—	$14,691,914

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $503,902 of securities loaned (cost $9,390,889)	$14,628,291
Repurchase agreements, at value (cost $63,623)	63,623
Cash	995
Receivables:
Dividends	4,689
Securities lending income	1,870
Fund shares sold	1,370
Foreign tax reclaims	117
Interest	19
Total assets	14,700,974

Liabilities:
Payable for:
Return of securities lending collateral	517,014
Fund shares redeemed	30,513
Management fees	10,548
Transfer agent fees	3,711
Distribution and service fees	1,557
Portfolio accounting and administration fees	1,270
Trustees’ fees*	214
Miscellaneous	6,623
Total liabilities	571,450
Net assets	$14,129,524

Net assets consist of:
Paid in capital	$11,846,629
Total distributable earnings (loss)	2,282,895
Net assets	$14,129,524

Investor Class:
Net assets	$8,416,886
Capital shares outstanding	145,980
Net asset value per share	$57.66

A-Class:
Net assets	$4,626,461
Capital shares outstanding	91,817
Net asset value per share	$50.39
Maximum offering price per share (Net asset value divided by 95.25%)	$52.90

C-Class:
Net assets	$563,360
Capital shares outstanding	13,353
Net asset value per share	$42.19

H-Class:
Net assets	$522,817
Capital shares outstanding	10,821
Net asset value per share	$48.32

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $17,516)	$153,168
Interest	2,264
Income from securities lending, net	20,643
Total investment income	176,075

Expenses:
Management fees	69,667
Distribution and service fees:
A-Class	6,054
C-Class	3,960
H-Class	749
Transfer agent and fees	16,747
Portfolio accounting and administration fees	12,492
Registration fees	7,184
Professional fees	3,972
Trustees’ fees*	1,226
Custodian fees	1,104
Line of credit fees	49
Miscellaneous	2,219
Total expenses	125,423
Less:
Expenses reimbursed by Adviser	(1,435)
Net expenses	123,988
Net investment income	52,087

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(909,579)
Net realized loss	(909,579)
Net change in unrealized appreciation (depreciation) on:
Investments	771,184
Net change in unrealized appreciation (depreciation)	771,184
Net realized and unrealized loss	(138,395)
Net decrease in net assets resulting from operations	$(86,308)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$52,087	$22,238
Net realized loss on investments	(909,579)	(300,533)
Net change in unrealized appreciation (depreciation) on investments	771,184	(4,527,618)
Net decrease in net assets resulting from operations	(86,308)	(4,805,913)

Distributions to shareholders:
Investor Class	—	(517,452)
A-Class	—	(443,398)
C-Class	—	(112,729)
H-Class	—	(39,319)
Total distributions to shareholders	—	(1,112,898)

Capital share transactions:
Proceeds from sale of shares
Investor Class	18,489,019	28,038,241
A-Class	896,272	1,227,683
C-Class	56,548	247,689
H-Class	1,160,439	405,790
Distributions reinvested
Investor Class	—	502,738
A-Class	—	436,099
C-Class	—	108,412
H-Class	—	38,188
Cost of shares redeemed
Investor Class	(17,099,069)	(28,399,593)
A-Class	(1,362,696)	(2,118,995)
C-Class	(506,425)	(727,210)
H-Class	(1,173,108)	(394,815)
Net increase (decrease) from capital share transactions	460,980	(635,773)
Net increase (decrease) in net assets	374,672	(6,554,584)

Net assets:
Beginning of period	13,754,852	20,309,436
End of period	$14,129,524	$13,754,852

Capital share activity:
Shares sold
Investor Class	319,630	424,628
A-Class	17,312	23,206
C-Class	1,332	5,048
H-Class	26,177	8,916
Shares issued from reinvestment of distributions
Investor Class	—	10,136
A-Class	—	10,041
C-Class	—	2,964
H-Class	—	917
Shares redeemed
Investor Class	(305,976)	(447,193)
A-Class	(26,796)	(39,330)
C-Class	(11,094)	(15,882)
H-Class	(26,185)	(8,403)
Net decrease in shares	(5,600)	(24,952)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$55.68	$74.70	$84.28	$37.39	$50.08	$59.10
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.19	.04	(.20)	.30	.09
Net gain (loss) on investments (realized and unrealized)	1.77 [e]	(14.50)	.07	47.09	(11.07)	(4.02)
Total from investment operations	1.98	(14.31)	.11	46.89	(10.77)	(3.93)
Less distributions from:
Net investment income	—	—	—	—	(.15)	—
Net realized gains	—	(4.71)	(9.69)	—	(1.77)	(5.09)
Total distributions	—	(4.71)	(9.69)	—	(1.92)	(5.09)
Net asset value, end of period	$57.66	$55.68	$74.70	$84.28	$37.39	$50.08

Total Return	3.56%	(18.40%)	(0.71%)	125.41%	(22.59%)	(6.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,417	$7,367	$10,814	$65,281	$3,283	$7,994
Ratios to average net assets:
Net investment income (loss)	0.72%	0.32%	0.05%	(0.29%)	0.58%	0.16%
Total expenses	1.40%	1.39%	1.35%	1.41%	1.48%	1.46%
Net expenses	1.38%[c]	1.39%	1.35%	1.41%	1.48%	1.46%
Portfolio turnover rate	107%	185%	162%	205%	483%	476%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$48.72	$66.33	$76.03	$33.82	$45.58	$54.43
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	.03	(.04)	(.34)	.17	(.01)
Net gain (loss) on investments (realized and unrealized)	1.52 [e]	(12.93)	.03	42.55	(10.01)	(3.75)
Total from investment operations	1.67	(12.90)	(.01)	42.21	(9.84)	(3.76)
Less distributions from:
Net investment income	—	—	—	—	(.15)	—
Net realized gains	—	(4.71)	(9.69)	—	(1.77)	(5.09)
Total distributions	—	(4.71)	(9.69)	—	(1.92)	(5.09)
Net asset value, end of period	$50.39	$48.72	$66.33	$76.03	$33.82	$45.58

Total Return[d]	3.43%	(18.60%)	(0.95%)	124.81%	(22.78%)	(6.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,626	$4,935	$7,123	$7,785	$1,757	$3,166
Ratios to average net assets:
Net investment income (loss)	0.59%	0.07%	(0.05%)	(0.59%)	0.37%	(0.03%)
Total expenses	1.65%	1.64%	1.61%	1.68%	1.73%	1.71%
Net expenses	1.63%[c]	1.64%	1.61%	1.68%	1.73%	1.71%
Portfolio turnover rate	107%	185%	162%	205%	483%	476%

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$40.94	$57.20	$67.28	$30.15	$41.14	$50.04
Income (loss) from investment operations:
Net investment income (loss)[b]	(.01)	(.32)	(.52)	(.67)	(.18)	(.41)
Net gain (loss) on investments (realized and unrealized)	1.26 [e]	(11.23)	.13	37.80	(8.89)	(3.40)
Total from investment operations	1.25	(11.55)	(.39)	37.13	(9.07)	(3.81)
Less distributions from:
Net investment income	—	—	—	—	(.15)	—
Net realized gains	—	(4.71)	(9.69)	—	(1.77)	(5.09)
Total distributions	—	(4.71)	(9.69)	—	(1.92)	(5.09)
Net asset value, end of period	$42.19	$40.94	$57.20	$67.28	$30.15	$41.14

Total Return[d]	3.05%	(19.21%)	(1.68%)	123.15%	(23.37%)	(7.27%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$563	$946	$1,772	$1,954	$632	$1,477
Ratios to average net assets:
Net investment income (loss)	(0.04%)	(0.70%)	(0.80%)	(1.33%)	(0.43%)	(0.87%)
Total expenses	2.40%	2.39%	2.36%	2.43%	2.48%	2.46%
Net expenses	2.39%[c]	2.39%	2.36%	2.43%	2.48%	2.46%
Portfolio turnover rate	107%	185%	162%	205%	483%	476%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$46.71	$63.86	$73.53	$32.70	$44.14	$52.90
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	.03	(.25)	(.32)	(.02)	(.02)
Net gain (loss) on investments (realized and unrealized)	1.50 [e]	(12.47)	.27	41.15	(9.50)	(3.65)
Total from investment operations	1.61	(12.44)	.02	40.83	(9.52)	(3.67)
Less distributions from:
Net investment income	—	—	—	—	(.15)	—
Net realized gains	—	(4.71)	(9.69)	—	(1.77)	(5.09)
Total distributions	—	(4.71)	(9.69)	—	(1.92)	(5.09)
Net asset value, end of period	$48.32	$46.71	$63.86	$73.53	$32.70	$44.14

Total Return	3.45%	(18.60%)	(0.94%)	124.86%	(22.78%)	(6.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$523	$506	$600	$1,169	$325	$455
Ratios to average net assets:
Net investment income (loss)	0.45%	0.07%	(0.35%)	(0.56%)	(0.03%)	(0.04%)
Total expenses	1.65%	1.64%	1.61%	1.68%	1.72%	1.69%
Net expenses	1.64%[c]	1.64%	1.61%	1.68%	1.72%	1.69%
Portfolio turnover rate	107%	185%	162%	205%	483%	476%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

The amount shown for a share outstanding throughout the period does not agree with the aggregate net loss on investments for the year because of the sales and purchases of fund shares in relation to fluctuating market value of the investments of the Fund.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2023

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings	% of Total Net Assets
NextEra Energy, Inc.	5.3%
Southern Co.	4.4%
Duke Energy Corp.	4.3%
Sempra	3.4%
American Electric Power Company, Inc.	3.3%
Dominion Energy, Inc.	3.2%
Constellation Energy Corp.	3.1%
Exelon Corp.	3.1%
Xcel Energy, Inc.	3.0%
PG&E Corp.	3.0%
Top Ten Total	36.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2023

	6 Month†	1 Year	5 Year	10 Year
Investor Class Shares	(11.84%)	(6.65%)	2.67%	6.13%
A-Class Shares	(11.93%)	(6.88%)	2.42%	5.86%
A-Class Shares with sales charge‡	(16.11%)	(11.32%)	1.43%	5.35%
C-Class Shares	(12.27%)	(7.57%)	1.65%	5.07%
C-Class Shares with CDSC§	(13.15%)	(8.48%)	1.65%	5.07%
H-Class Shares**	(11.93%)	(6.91%)	2.41%	5.81%
S&P 500 Utilities Index	(11.54%)	(7.02%)	5.65%	8.32%
S&P 500 Index	5.18%	21.62%	9.92%	11.91%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
†	6 month returns are not annualized.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS (Unaudited)	September 30, 2023
UTILITIES FUND

	Shares	Value
COMMON STOCKS† - 98.4%

Electric - 85.3%
NextEra Energy, Inc.	13,549	$776,222
Southern Co.	9,823	635,745
Duke Energy Corp.	7,160	631,942
Sempra	7,319	497,912
American Electric Power Company, Inc.	6,341	476,970
Dominion Energy, Inc.	10,440	466,355
Constellation Energy Corp.	4,195	457,591
Exelon Corp.	12,075	456,314
Xcel Energy, Inc.	7,678	439,335
PG&E Corp.*	26,655	429,945
Consolidated Edison, Inc.	4,820	412,255
Public Service Enterprise Group, Inc.	7,063	401,955
WEC Energy Group, Inc.	4,753	382,854
Edison International	5,788	366,322
Entergy Corp.	3,684	340,770
Eversource Energy	5,844	339,829
Ameren Corp.	4,455	333,368
FirstEnergy Corp.	9,565	326,932
DTE Energy Co.	3,251	322,759
PPL Corp.	13,396	315,610
CenterPoint Energy, Inc.	11,609	311,702
CMS Energy Corp.	5,586	296,672
Vistra Corp.	8,101	268,791
Fortis, Inc.	7,046	267,677
Alliant Energy Corp.	5,481	265,554
Evergy, Inc.	5,048	255,934
AES Corp.	15,579	236,801
NRG Energy, Inc.	5,987	230,619
Pinnacle West Capital Corp.	3,005	221,408
Algonquin Power & Utilities Corp.	33,372	197,562
OGE Energy Corp.	5,914	197,114
PNM Resources, Inc.	3,413	152,254
Portland General Electric Co.	3,751	151,840
Black Hills Corp.	2,635	133,305
Northwestern Energy Group, Inc.	2,664	128,032
Avista Corp.	3,707	119,996
Avangrid, Inc.	3,541	106,832
Ormat Technologies, Inc.	1,471	102,852
Total Electric		12,455,930

Gas - 7.9%
Atmos Energy Corp.	2,799	296,498
NiSource, Inc.	9,597	236,854
National Fuel Gas Co.	3,265	169,486
UGI Corp.	7,295	167,785
ONE Gas, Inc.	2,113	144,276
Southwest Gas Holdings, Inc.	2,318	140,030
Total Gas		1,154,929

Water - 4.0%
American Water Works Company, Inc.	2,925	362,203
Essential Utilities, Inc.	6,389	219,334
Total Water		581,537

Energy-Alternate Sources - 1.2%
NextEra Energy Partners, LP	3,238	96,168
Sunnova Energy International, Inc.*,1	7,125	74,599
Total Energy-Alternate Sources		170,767

Total Common Stocks
(Cost $12,400,798)		14,363,163

	Face Amount
REPURCHASE AGREEMENTS††,2 - 0.1%
J.P. Morgan Securities LLC issued 09/29/23 at 5.30% due 10/02/23	$9,810	9,810
Barclays Capital, Inc. issued 09/29/23 at 5.29% due 10/02/23	3,811	3,811
BofA Securities, Inc. issued 09/29/23 at 5.30% due 10/02/23	3,773	3,773
Total Repurchase Agreements
(Cost $17,394)		17,394

	Shares
SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund - Class X, 5.26%[4]	57,437	57,437
Total Securities Lending Collateral
(Cost $57,437)		57,437

Total Investments - 98.9%
(Cost $12,475,629)		$14,437,994
Other Assets & Liabilities, net - 1.1%		155,947
Total Net Assets - 100.0%		$14,593,941

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	September 30, 2023
UTILITIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at September 30, 2023 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of September 30, 2023.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2023 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,363,163	$—	$—	$14,363,163
Repurchase Agreements	—	17,394	—	17,394
Securities Lending Collateral	57,437	—	—	57,437
Total Assets	$14,420,600	$17,394	$—	$14,437,994

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 143

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
September 30, 2023

Assets:
Investments, at value - including $55,941 of securities loaned (cost $12,458,235)	$14,420,600
Repurchase agreements, at value (cost $17,394)	17,394
Receivables:
Fund shares sold	235,173
Dividends	29,818
Securities lending income	205
Interest	5
Total assets	14,703,195

Liabilities:
Payable for:
Return of securities lending collateral	57,437
Fund shares redeemed	26,545
Management fees	10,807
Transfer agent fees	3,902
Distribution and service fees	2,075
Portfolio accounting and administration fees	1,302
Trustees’ fees*	217
Miscellaneous	6,969
Total liabilities	109,254
Net assets	$14,593,941

Net assets consist of:
Paid in capital	$16,302,160
Total distributable earnings (loss)	(1,708,219)
Net assets	$14,593,941

Investor Class:
Net assets	$7,925,239
Capital shares outstanding	177,057
Net asset value per share	$44.76

A-Class:
Net assets	$4,757,363
Capital shares outstanding	117,649
Net asset value per share	$40.44
Maximum offering price per share (Net asset value divided by 95.25%)	$42.46

C-Class:
Net assets	$1,243,425
Capital shares outstanding	38,565
Net asset value per share	$32.24

H-Class:
Net assets	$667,914
Capital shares outstanding	17,207
Net asset value per share	$38.82

STATEMENT OF OPERATIONS (Unaudited)
Six Months Ended September 30, 2023

Investment Income:
Dividends (net of foreign withholding tax of $2,153)	$307,195
Interest	1,969
Income from securities lending, net	811
Total investment income	309,975

Expenses:
Management fees	77,894
Distribution and service fees:
A-Class	6,932
C-Class	5,875
H-Class	1,355
Transfer agent fees	19,117
Portfolio accounting and administration fees	13,967
Registration fees	7,099
Professional fees	4,558
Trustees’ fees*	1,861
Custodian fees	1,262
Line of credit fees	59
Miscellaneous	2,712
Total expenses	142,691
Less:
Expenses reimbursed by Adviser	(1,369)
Net expenses	141,322
Net investment income	168,653

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	454,987
Net realized gain	454,987
Net change in unrealized appreciation (depreciation) on:
Investments	(2,570,234)
Net change in unrealized appreciation (depreciation)	(2,570,234)
Net realized and unrealized loss	(2,115,247)
Net decrease in net assets resulting from operations	$(1,946,594)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations:
Net investment income	$168,653	$571,486
Net realized gain (loss) on investments	454,987	(1,121,273)
Net change in unrealized appreciation (depreciation) on investments	(2,570,234)	(4,260,659)
Net decrease in net assets resulting from operations	(1,946,594)	(4,810,446)

Distributions to shareholders:
Investor Class	—	(413,416)
A-Class	—	(56,697)
C-Class	—	(13,938)
H-Class	—	(22,762)
Total distributions to shareholders	—	(506,813)

Capital share transactions:
Proceeds from sale of shares
Investor Class	13,323,167	146,439,669
A-Class	452,532	1,572,530
C-Class	434,430	783,087
H-Class	732,167	2,811,465
Distributions reinvested
Investor Class	—	412,288
A-Class	—	55,468
C-Class	—	13,638
H-Class	—	22,354
Cost of shares redeemed
Investor Class	(16,045,936)	(182,903,217)
A-Class	(894,940)	(1,847,934)
C-Class	(262,481)	(989,467)
H-Class	(1,669,783)	(3,009,354)
Net decrease from capital share transactions	(3,930,844)	(36,639,473)
Net decrease in net assets	(5,877,438)	(41,956,732)

Net assets:
Beginning of period	20,471,379	62,428,111
End of period	$14,593,941	$20,471,379

Capital share activity:
Shares sold
Investor Class	272,015	2,758,080
A-Class	10,150	33,209
C-Class	12,633	20,211
H-Class	16,634	60,430
Shares issued from reinvestment of distributions
Investor Class	—	7,985
A-Class	—	1,187
C-Class	—	364
H-Class	—	498
Shares redeemed
Investor Class	(324,835)	(3,496,421)
A-Class	(20,142)	(38,937)
C-Class	(7,428)	(26,242)
H-Class	(38,275)	(67,419)
Net decrease in shares	(79,248)	(747,055)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 145

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$50.77	$54.36	$47.92	$41.80	$46.23	$39.03
Income (loss) from investment operations:
Net investment income (loss)[b]	.48	.69	.77	.76	.74	.77
Net gain (loss) on investments (realized and unrealized)	(6.49)	(3.86)	7.02	6.37	(4.72)	6.43
Total from investment operations	(6.01)	(3.17)	7.79	7.13	(3.98)	7.20
Less distributions from:
Net investment income	—	(.42)	(1.35)	(1.01)	(.45)	—
Total distributions	—	(.42)	(1.35)	(1.01)	(.45)	—
Net asset value, end of period	$44.76	$50.77	$54.36	$47.92	$41.80	$46.23

Total Return	(11.84%)	(5.84%)	16.53%	17.17%	(8.74%)	18.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,925	$11,671	$52,202	$21,099	$34,073	$105,443
Ratios to average net assets:
Net investment income (loss)	1.95%	1.30%	1.55%	1.68%	1.53%	1.80%
Total expenses	1.40%	1.39%	1.36%	1.45%	1.48%	1.48%
Net expenses	1.39%[c]	1.39%	1.36%	1.45%	1.48%	1.48%
Portfolio turnover rate	54%	293%	175%	156%	169%	390%

A-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$45.92	$49.34	$43.72	$38.30	$42.50	$35.97
Income (loss) from investment operations:
Net investment income (loss)[b]	.41	.56	.57	.57	.57	.47
Net gain (loss) on investments (realized and unrealized)	(5.89)	(3.56)	6.40	5.86	(4.32)	6.06
Total from investment operations	(5.48)	(3.00)	6.97	6.43	(3.75)	6.53
Less distributions from:
Net investment income	—	(.42)	(1.35)	(1.01)	(.45)	—
Total distributions	—	(.42)	(1.35)	(1.01)	(.45)	—
Net asset value, end of period	$40.44	$45.92	$49.34	$43.72	$38.30	$42.50

Total Return[d]	(11.93%)	(6.09%)	16.24%	16.91%	(8.96%)	18.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,757	$5,862	$6,522	$5,399	$4,225	$5,633
Ratios to average net assets:
Net investment income (loss)	1.82%	1.18%	1.26%	1.39%	1.29%	1.21%
Total expenses	1.65%	1.64%	1.61%	1.70%	1.73%	1.72%
Net expenses	1.64%[c]	1.64%	1.61%	1.70%	1.73%	1.72%
Portfolio turnover rate	54%	293%	175%	156%	169%	390%

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$36.75	$39.87	$35.84	$31.80	$35.63	$30.39
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	.16	.18	.21	.21	.26
Net gain (loss) on investments (realized and unrealized)	(4.70)	(2.86)	5.20	4.84	(3.59)	4.98
Total from investment operations	(4.51)	(2.70)	5.38	5.05	(3.38)	5.24
Less distributions from:
Net investment income	—	(.42)	(1.35)	(1.01)	(.45)	—
Total distributions	—	(.42)	(1.35)	(1.01)	(.45)	—
Net asset value, end of period	$32.24	$36.75	$39.87	$35.84	$31.80	$35.63

Total Return[d]	(12.27%)	(6.79%)	15.37%	16.02%	(9.65%)	17.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,243	$1,226	$1,556	$2,646	$5,093	$6,489
Ratios to average net assets:
Net investment income (loss)	1.07%	0.43%	0.48%	0.61%	0.57%	0.79%
Total expenses	2.40%	2.39%	2.36%	2.45%	2.47%	2.46%
Net expenses	2.39%[c]	2.39%	2.36%	2.45%	2.47%	2.46%
Portfolio turnover rate	54%	293%	175%	156%	169%	390%

H-Class	Six Months Ended September 30, 2023[a]	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019
Per Share Data
Net asset value, beginning of period	$44.08	$47.38	$42.04	$36.86	$40.92	$34.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.52	.63	.42	.50	.57
Net gain (loss) on investments (realized and unrealized)	(5.63)	(3.40)	6.06	5.77	(4.11)	5.71
Total from investment operations	(5.26)	(2.88)	6.69	6.19	(3.61)	6.28
Less distributions from:
Net investment income	—	(.42)	(1.35)	(1.01)	(.45)	—
Total distributions	—	(.42)	(1.35)	(1.01)	(.45)	—
Net asset value, end of period	$38.82	$44.08	$47.38	$42.04	$36.86	$40.92

Total Return	(11.93%)	(6.09%)	16.23%	16.92%	(8.97%)	18.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$668	$1,713	$2,148	$719	$2,427	$6,033
Ratios to average net assets:
Net investment income (loss)	1.73%	1.14%	1.45%	1.08%	1.18%	1.51%
Total expenses	1.65%	1.64%	1.61%	1.72%	1.73%	1.72%
Net expenses	1.64%[c]	1.64%	1.61%	1.72%	1.73%	1.72%
Portfolio turnover rate	54%	293%	175%	156%	169%	390%

[a]	Unaudited figures for the period ended September 30, 2023. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 147

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the ”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (each, a “Fund”). The Trust may issue an unlimited number of authorized shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 8-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2023, the Trust consisted of fifty-two funds.

This report covers the following funds (collectively, the “Funds”):

Fund Name	Investment Company Type
Banking Fund	Diversified
Basic Materials Fund	Diversified
Biotechnology Fund	Diversified
Consumer Products Fund	Diversified
Electronics Fund	Non-diversified
Energy Fund	Diversified
Energy Services Fund	Non-diversified
Financial Services Fund	Diversified
Health Care Fund	Diversified
Internet Fund	Diversified
Leisure Fund	Diversified
Precious Metals Fund	Non-diversified
Real Estate Fund	Diversified
Retailing Fund	Diversified
Technology Fund	Diversified
Telecommunications Fund	Non-diversified
Transportation Fund	Diversified
Utilities Fund	Diversified

At September 30, 2023, Investor Class, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in the sector or sectors noted in each Fund’s investment objective and principal investment strategies.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC (the “Adviser”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) serves as distributor of the Funds’ shares. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each share class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the share class by the number of outstanding shares of the share class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Fund Valuation Procedures”). The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith. Rule 2a-5 also defines

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

“readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee to perform fair valuation determinations for the Funds with respect to all Fund investments and other assets. As the Funds’ valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4. The Adviser, in its role as valuation designee, utilizes the assistance of a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), in determining the fair value of the Funds’ securities and other assets.

Valuations of the Funds’ securities and other assets are supplied primarily by pricing service providers appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, with the assistance of the Valuation Committee, convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the pricing service provider.

If the pricing service provider cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are generally valued at the last quoted sale price.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, socia, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries, if any. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares, unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the share classes based upon the value of the outstanding shares in each share class. Certain costs, such as distribution and service fees are charged directly to specific share classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 5.33% at September 30, 2023.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

150 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

When the aggregate assets of each series of the Trust (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) and each series of Rydex Dynamic Funds equal or exceed $10 billion, the advisory fee rate paid by each individual Fund (excluding the Long Short Equity Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund) will be reduced in accordance with the asset level and breakpoint schedule set forth below.

Fund Assets Under Management	Fund Asset-Based Breakpoint Reductions
$500 million - $1 billion	0.025%
>$1 billion - $2 billion	0.050%
>$2 billion	0.075%

GI pays operating expenses on behalf of the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, among others, on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Board has adopted separate Distribution Plans applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services it performs.

The Board has adopted a separate Distribution and Shareholder Services Plan applicable to C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the period ended September 30, 2023, GFD retained sales charges of $35,499 relating to sales of A-Class shares of the Trust.

On May 24, 2023, the Board approved a waiver and/or expense reimbursement arrangement whereby GI has agreed to waive and/or reimburse expenses for the Funds in an amount equal to an annual percentage rate of 0.05% of each Fund’s average daily net assets. This arrangement went into effect on August 1, 2023 and the end of the initial term is August 1, 2024. This agreement shall automatically renew for one-year terms, unless GI provides written notice to the Fund of the termination at least thirty days prior to the end of the then-current term. This agreement may be terminated at any time by the Fund’s Board of Trustees upon sixty days’ written notice.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS maintains the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

At September 30, 2023, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Banking Fund	$7,007,681	$—	$(932,087)	$(932,087)
Basic Materials Fund	23,393,189	8,492,951	(1,147,174)	7,345,777
Biotechnology Fund	63,199,956	48,459,817	(6,796,682)	41,663,135
Consumer Products Fund	38,294,934	24,848,970	(904,379)	23,944,591
Electronics Fund	66,972,540	22,087,625	(1,817,459)	20,270,166
Energy Fund	35,426,515	9,186,429	(308,302)	8,878,127
Energy Services Fund	18,509,136	1,726,006	(626)	1,725,380
Financial Services Fund	8,905,905	—	(1,725,850)	(1,725,850)
Health Care Fund	18,292,585	4,133,191	(385,595)	3,747,596
Internet Fund	35,147,601	2,632,303	(1,387,278)	1,245,025
Leisure Fund	9,958,923	1,316,128	(100,964)	1,215,164
Precious Metals Fund	65,454,018	—	(18,972,660)	(18,972,660)
Real Estate Fund	1,938,294	—	(183,137)	(183,137)
Retailing Fund	8,183,302	619,726	(395,935)	223,791
Technology Fund	55,755,848	14,731,765	(673,071)	14,058,694
Telecommunications Fund	1,082,811	—	(41,938)	(41,938)
Transportation Fund	11,831,810	3,139,830	(279,726)	2,860,104
Utilities Fund	15,036,456	262,044	(860,506)	(598,462)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

152 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 5 – Securities Transactions

For the period ended September 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$14,861,154	$14,399,837
Basic Materials Fund	8,296,211	11,184,165
Biotechnology Fund	21,659,029	30,925,062
Consumer Products Fund	13,351,894	25,079,217
Electronics Fund	50,259,764	22,826,394
Energy Fund	101,840,495	133,250,058
Energy Services Fund	31,012,979	50,379,952
Financial Services Fund	6,357,081	6,313,421
Health Care Fund	12,016,524	15,292,324
Internet Fund	33,670,953	18,246,466
Leisure Fund	20,958,399	34,419,284
Precious Metals Fund	49,478,827	79,108,325
Real Estate Fund	2,426,448	3,183,430
Retailing Fund	15,219,786	15,507,331
Technology Fund	75,623,817	42,073,340
Telecommunications Fund	10,923,165	17,843,533
Transportation Fund	17,773,298	17,206,073
Utilities Fund	9,855,061	13,755,356

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended September 30, 2023, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$1,649,041	$1,198,103	$(28,112)
Basic Materials Fund	1,093,241	1,462,626	99,510
Biotechnology Fund	485,631	1,016,939	140,079
Consumer Products Fund	1,806,875	3,358,586	824,840
Electronics Fund	4,882,847	4,662,563	(101,112)
Energy Fund	5,260,706	11,208,787	896,693
Energy Services Fund	2,684,697	2,319,286	(157,551)
Financial Services Fund	940,490	574,602	(33,416)
Health Care Fund	1,605,820	584,536	10,655
Internet Fund	1,056,328	3,147,964	23,562
Leisure Fund	2,482,623	4,066,439	(137,266)
Precious Metals Fund	2,707,981	1,837,577	(36,113)
Real Estate Fund	253,749	493,785	9,976
Retailing Fund	1,771,710	1,658,410	35,452
Technology Fund	10,979,882	5,305,072	(230,518)
Telecommunications Fund	523,720	862,319	(1,090)
Transportation Fund	1,634,911	2,147,255	(149,672)
Utilities Fund	1,673,334	1,263,204	20,661

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6– Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At September 30, 2023, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
J.P. Morgan Securities LLC			U.S. Treasury Bills
5.30%			0.00%
Due 10/02/23	$161,453,419	$161,524,727	Due 10/10/23 - 09/05/24	$97,237,600	$96,132,508

			U.S. Treasury Notes
			0.38% - 3.25%
			Due 10/31/23 - 09/15/24	46,833,200	45,451,839

			U.S. Treasury Floating Rate Notes
			5.39% - 5.44%
			Due 10/31/23 - 01/31/24	22,892,900	23,098,149
				166,963,700	164,682,496
Barclays Capital, Inc.			U.S. Treasury Notes
5.29%			1.50% - 5.00%
Due 10/02/23	62,716,858	62,744,506	Due 08/31/25 - 01/31/27	69,304,600	63,971,272

BofA Securities, Inc.			U.S. Treasury Note
5.30%			3.88%
Due 10/02/23	62,097,469	62,124,895	Due 04/30/25	63,651,000	63,339,456

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Securities lending income shown on the Funds’ Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class X. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

154 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At September 30, 2023, the following Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$133,314	$(133,314)	$—	$136,977		$—	$136,977
Basic Materials Fund	602,085	(602,085)	—	630,120		—	630,120
Biotechnology Fund	303,045	(303,045)	—	313,928		—	313,928
Consumer Products Fund	851,772	(846,078)	(5,694)	846,078	*	—	846,078
Electronics Fund	1,378,573	(1,378,573)	—	1,418,021		—	1,418,021
Energy Fund	766,356	(766,356)	—	788,092		—	788,092
Financial Services Fund	51,388	(51,388)	—	52,369		—	52,369
Health Care Fund	152,621	(152,621)	—	156,772		—	156,772
Internet Fund	448,601	(448,601)	—	458,711		—	458,711
Leisure Fund	199,544	(199,544)	—	203,421		—	203,421
Precious Metals Fund	2,685,446	(2,685,446)	—	2,810,666		—	2,810,666
Real Estate Fund	30,490	(30,490)	—	31,143		—	31,143
Retailing Fund	105,488	(105,488)	—	106,519		—	106,519
Technology Fund	252,373	(252,373)	—	257,810		—	257,810
Telecommunications Fund	11,795	(11,795)	—	12,135		—	12,135
Transportation Fund	503,902	(503,902)	—	517,014		—	517,014
Utilities Fund	55,941	(55,941)	—	57,437		—	57,437

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to September 30, 2023, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $200,000,000 line of credit from U.S. Bank, N.A. On June 5, 2023, the line of credit agreement was renewed and expires on June 3, 2024. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 6.28% for the period ended September 30, 2023. On September 30, 2023, the Real Estate Fund borrowed $11,000 under this agreement.The remaining Funds did not have any borrowings outstanding under this agreement at September 30, 2023.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

The average daily balances borrowed for the period ended September 30, 2023, were as follows:

Fund	Average Daily Balance
Banking Fund	$1,268
Basic Materials Fund	523
Biotechnology Fund	2,682
Consumer Products Fund	2,901
Energy Fund	1,485
Energy Services Fund	132
Financial Services Fund	1,068
Internet Fund	68
Leisure Fund	63
Real Estate Fund	1,038
Retailing Fund	96
Technology Fund	1,463
Telecommunications Fund	167
Transportation Fund	795
Utilities Fund	904

Note 9 – Market Risks

The value of, or income generated by, the investments held by the Funds are subject to the possibility of rapid and unpredictable fluctuation, and loss that may result from various factors. These factors include, among others, developments affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Funds in a different country or geographic region, economy, and market because of the increasingly interconnected global economies and financial markets. The duration and extent of the foregoing types of factors or conditions are highly uncertain and difficult to predict and have in the past, and may in the future, cause volatility and distress in economies and financial markets or other adverse circumstances, which may negatively affect the value of the Funds’ investments and performance of the Funds.

Note 10 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

156 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Delivery of Shareholder Reports

Paper copies of the Funds’ annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper may apply to all Guggenheim Funds in which you are invested and may apply to all Guggenheim funds held with your financial intermediary.

Tailored Shareholder Reports for Open-End Mutual Funds and Exchange-Traded Funds

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and exchange-traded funds registered on Form N-1A to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Rydex Series Funds Board of Trustees

The Board of Trustees of Rydex Series Funds (the “Trust”), including the Independent Trustees, unanimously approved the renewal of the investment management agreement (the “Advisory Agreement”) with Security Investors, LLC (“Security Investors” or the “Adviser”) on behalf of the series of the Trust listed below (each a “Fund” and collectively, the “Funds”):

Tradable Funds (Including Sector Funds*)

●	Banking Fund*	●	Basic Materials Fund*
●	Biotechnology Fund*	●	Commodities Strategy Fund
●	Consumer Products Fund*	●	Dow Jones Industrial Average Fund

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OTHER INFORMATION (Unaudited)(continued)

●	Electronics Fund*	●	Emerging Markets 2x Strategy Fund
●	Emerging Markets Bond Strategy Fund	●	Energy Fund*
●	Energy Services Fund*	●	Europe 1.25x Strategy Fund
●	Financial Services Fund*	●	Government Long Bond 1.2x Strategy Fund
●	Health Care Fund*	●	High Yield Strategy Fund
●	Internet Fund*	●	Inverse Emerging Markets 2x Strategy Fund
●	Inverse Government Long Bond Strategy Fund	●	Inverse High Yield Strategy Fund
●	Inverse Mid-Cap Strategy Fund	●	Inverse NASDAQ-100 Strategy Fund
●	Inverse Russell 2000 Strategy Fund	●	Inverse S&P 500 Strategy Fund
●	Japan 2x Strategy Fund	●	Leisure Fund*
●	Mid-Cap 1.5x Strategy Fund	●	Monthly Rebalance NASDAQ-100 2x Strategy Fund
●	NASDAQ-100 Fund	●	Nova Fund
●	Precious Metals Fund*	●	Real Estate Fund
●	Retailing Fund*	●	Russell 2000 1.5x Strategy Fund
●	Russell 2000 Fund	●	S&P 500 Fund
●	S&P 500 Pure Growth Fund	●	S&P 500 Pure Value Fund
●	S&P MidCap 400 Pure Growth Fund	●	S&P MidCap 400 Pure Value Fund
●	S&P SmallCap 600 Pure Growth Fund	●	S&P SmallCap 600 Pure Value Fund
●	Strengthening Dollar 2x Strategy Fund	●	Technology Fund*
●	Telecommunications Fund*	●	Transportation Fund*
●	Utilities Fund*	●	U.S. Government Money Market Fund
●	Weakening Dollar 2x Strategy Fund

Alternative Funds** (i.e., Non-Tradable Funds)

●	Long Short Equity Fund**	●	Managed Futures Strategy Fund**
●	Multi-Hedge Strategies Fund**

*	Each a “Sector Fund” and collectively, the “Sector Funds.”
**	Each an “Alternative Fund” and collectively, the “Alternative Funds.” Each Fund other than the Alternative Funds is referred to herein as a “Tradable Fund” and collectively, the “Tradable Funds.”

Security Investors1 is an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”). Guggenheim Partners, Security Investors and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes Security Investors, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Investment Advisors, LLC and other affiliated investment management businesses of Guggenheim Partners.

At meetings held in person on April 17-18, 2023 (the “April Meeting”) and meetings held by videoconference on May 15, 2023 and in person on May 24, 2023 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement. As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed

[1]

Security Investors also serves as investment adviser to each of Rydex Series Funds Commodities Strategy CFC, Rydex Managed Futures Strategy CFC and Rydex Series Funds Multi-Hedge Strategies CFC (each a “Subsidiary” and collectively, the “Subsidiaries”), wholly-owned subsidiaries of the Trust that are organized as limited companies under the laws of the Cayman Islands and used by Commodities Strategy Fund, Managed Futures Strategy Fund and Multi-Hedge Strategies Fund, respectively, to obtain commodities exposure. Pursuant to a separate investment management agreement for each Subsidiary (each a “Subsidiary Advisory Agreement” and collectively, the “Subsidiary Advisory Agreements”), the Subsidiary pays Security Investors an advisory fee at the same rate that the respective Fund pays Security Investors under the Advisory Agreement. The Subsidiary Advisory Agreements do not require annual renewal by the Board and will continue until they are terminated as provided in the Agreements. In addition, Security Investors has entered into a separate waiver agreement with respect to each applicable Fund pursuant to which Security Investors has contractually agreed to waive the advisory fee it receives from the Fund in an amount equal to the advisory fee paid to Security Investors by the respective Subsidiary. This undertaking will continue with respect to each applicable Fund for so long as the Fund invests in the respective Subsidiary, and may be terminated only with the approval of the Board.

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with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. The Committee also considered the variety of written materials, reports and oral presentations the Board received throughout the year regarding performance and operating results of the Funds, and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the FUSE reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a list of Funds for which no peer funds were identified, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that the beneficial owners of the Funds are clients of tactical advisors who are engaged to provide tactical asset allocation investment advisory services. Each Tradable Fund is designed to provide such tactical advisors with specific exposures (with the exception of the U.S. Government Money Market Fund which is designed to support tactical advisors seeking to avoid market exposure or preserve capital) while also providing for unlimited trading privileges, and that the Tradable Funds offer a unique set of product features. The Committee noted that each Tradable Fund (other than the U.S. Government Money Market Fund) seeks to track, or correlate to, the performance (before fees and expenses) of a specific benchmark index over certain time periods or a specific market, noting that, because appropriate published indices are not available for many of the Sector Funds and the Real Estate Fund, the Adviser has developed its own methodology to construct internal performance benchmarks for the Sector Funds and the Real Estate Fund. In this regard, the Committee received information regarding the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, including the personnel with primary responsibility for the maintenance and execution of the methodology. The Committee also noted that, in addition to the performance information included in the FUSE reports, the Adviser provided tracking error data for each Tradable Fund (other than the U.S. Government Money Market Fund) relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark. The Committee took into account the limitations of the peer group and universe comparisons provided by FUSE with respect to the Tradable Funds in light of their unique features and the limited size of the marketplace for tradable funds designed to support tactical advisors, noting that there are only two direct competitor product suites.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Committee. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that the Advisory Agreement represented a reasonable business arrangement negotiated at arm’s length and that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term. Following its review of the Committee’s recommendation, the Board approved the renewal of the Advisory Agreement for each Fund for a one-year period ending August 1, 2024 at a meeting held on May 23-24, 2023 (the “May Board Meeting” and together with the May Meeting, the “May Meetings”) and determined to adopt the Committee’s considerations and conclusions, which follow.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee also considered other information, including Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, funds in the Guggenheim fund complex, including the Funds. The Committee also considered Guggenheim’s discussion of its ongoing review of the Guggenheim fund line-up at the April Meeting and the May Board Meeting. In addition, the Committee considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

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The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and index methodologies and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including regulatory, operational, legal and entrepreneurial risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

With respect to the Tradable Funds, the Committee considered their unique product features, including their tradability, the real time cash process employed for such Funds, twice-daily pricing for certain Tradable Funds on select trading platforms, and the leveraged and inverse strategies offered, the Adviser’s assessment of the value to shareholders provided by the Funds’ structure and the services required by the Adviser to provide the Funds’ unique features, as well as the personnel responsible for such services. The Committee noted that the Tradable Funds allow frequent trading and unlimited exchange privileges among like share classes and noted the magnitude of changes in each Fund’s assets during 2022, 2021 and 2020. The Committee also considered additional information regarding trading activity in the Tradable Funds during 2022, including monthly purchases and redemptions in dollar value and in number of transactions as well as transaction volume relative to the assets in the Tradable Funds. In this regard, the Committee noted that the real time cash process is utilized by the Adviser to aggregate shareholder flow data to estimate daily net subscriptions or redemptions in order to mitigate the costs associated with the tradability feature, improve tracking and keep the Funds fully invested. The Committee took into account the infrastructure developed by the Adviser to manage the significant volume and size of trading that typically occurs near the end of each business day, as well as the unique considerations required in the portfolio construction process to determine the optimal way to obtain the applicable exposures, including leveraged and inverse exposures, while allowing for high turnover. In addition, the Committee considered information provided by the Adviser analyzing the potential costs to shareholders of investing in tradable mutual funds, such as the Tradable Funds, compared to those of investing in exchange-traded funds, including expense ratios, brokerage commissions and spread costs, as well as the relative advantages and disadvantages of each investment product. The Committee considered that, at the April Meeting, the Adviser’s Head of Quantitative Strategies with investment management responsibility for the Tradable Funds met with the Committee to discuss the Tradable Funds, including the value to shareholders of the tradability and other unique features, the personnel, operations and infrastructure required to provide those features, the reasons why tactical advisors invest in the Tradable Funds rather than other tradable products, such as exchange-traded funds, for their clients, and the level of trading activity in the Tradable Funds. With respect to the Sector Funds and the Real Estate Fund, the Committee also considered the Adviser’s proprietary methodology for constructing internal performance benchmarks for such Funds, noting the Adviser’s statement that it uses a quantitative portfolio investment process that also requires investment discretion in implementing adjustments for factors that affect tradability and liquidity, changing dynamics within a sector, and corporate actions such as spin-offs, among other adjustments.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds and other Guggenheim funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: Except as otherwise noted, the Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, only investment returns for the five-year, three-year and one-year periods ended December 31, 2022, as applicable, were received. In addition, the Committee received a comparison of each Fund’s

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performance to the performance of a benchmark and a peer group of similar funds based on asset levels as identified by FUSE, and for certain Funds, a broader universe of funds, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe, if any, for performance and expense comparisons. For the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee received tracking error data for such Funds relative to the applicable benchmark index or Guggenheim-constructed internal performance benchmark for the five-year, three-year and one-year periods ended December 31, 2022, as applicable. For certain Tradable Funds with only one or two identified peer funds from the two direct competitor product suites, the Committee received a comparison of the tracking error of each Fund’s Class H shares to the tracking error of a peer fund, in each case for the same periods, as applicable. The Committee also received certain performance information for the Alternative Funds (i.e., the non-Tradable Funds) as of March 31, 2023. In assessing each Fund’s performance, the Committee considered that the Board receives regular reporting from Guggenheim regarding performance and evaluates performance throughout the year.

With respect to the Tradable Funds (other than the U.S. Government Money Market Fund), the Committee considered the Adviser’s statement that such Funds are designed as a suite of products seeking to provide a number of broad and specific exposures for tactical advisors and also considered that the Funds have a unique set of product features designed to meet the needs of those tactical advisors, which has an impact on performance. The Committee considered the Adviser’s statement that, in circumstances where there are significant deviations from expected returns, management seeks to understand the cause of such deviations and determine if any remedial actions should be considered, noting that no such remedial actions were currently deemed necessary by the Adviser to address performance. The Committee also considered the Adviser’s discussion of factors that contribute to such deviations, including shareholder activity, financing costs associated with leverage and investment instruments used to achieve certain exposures, noting the Adviser’s statement that expenses and transaction costs based on shareholder activity are the primary drivers of performance differences. In this connection, the Committee considered the tracking error of each Fund’s Class H shares relative to its applicable benchmark index or Guggenheim-constructed internal performance benchmark and, for certain Tradable Funds, compared to the tracking error of a peer fund. The Committee considered the Adviser’s commentary explaining the higher levels of tracking error for certain Funds.

With respect to certain Tradable Funds with only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds in the two direct competitor product suites and noted the Adviser’s statement that certain Tradable Funds do not have any peer funds that provide the same index, leverage or inverse exposure. The Committee also considered management’s commentary explaining instances of significant underperformance (defined as greater than 100 basis points) of such Funds’ Class H shares over the five-year, three-year and/or one-year periods ended December 31, 2022, relative to their respective peer funds, attributing such relative underperformance to, among other factors, differences in portfolio construction methodologies and exposures. The Committee noted that the two direct competitor product suites do not offer a fund comparable to either the Commodities Strategy Fund or the Emerging Markets Bond Strategy Fund. The Committee considered, for each of the Commodities Strategy Fund and the Emerging Markets Bond Strategy Fund, a comparison to a peer group identified in the FUSE report that includes actively-managed funds, in each case noting the limitations in the comparability of such peer group.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report has product features that make it comparable in this regard. The Committee considered that the Fund performed in line with the comparable peer fund over the five-year and three-year periods ended December 31, 2022, while, in contrast, its performance ranked in the fourth quartile of the broader peer group over the five-year, three-year and one-year time periods.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, including unlimited trading privileges, noting the Adviser’s statement that certain peer funds also cover a narrower or wider market segment than the applicable Fund. The Committee considered management’s commentary explaining the underperformance, as applicable, of such Funds’ Class H shares over the five-year, three-year and one-year periods ended December 31, 2022, relative to their respective peer groups, attributing such underperformance to, among other factors, high turnover associated with daily shareholder flows, differences in exposures and the Funds’ modified cap weighting approach to portfolio construction.

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With respect to the Alternative Funds (i.e., the non-Tradable Funds), in seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee observed that the returns of the Multi-Hedge Strategies Fund’s Institutional Class shares ranked in the second quartile of its performance universe for each of the relevant periods considered. In addition, the Committee made the following observations:

Long Short Equity Fund: The returns of the Fund’s Institutional Class shares ranked in the 87th and 49th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year time period was primarily due to the Fund’s fundamental factor tilts. The Committee noted management’s statement that the Fund’s long exposure to value detracted from investment performance from early 2018 through early 2020 as growth stocks outperformed during that period. The Committee also noted management’s statement that the Fund’s net short exposure to oil prices within the energy sector following the onset of the Russia-Ukraine war in early 2022 also contributed to relative underperformance.

Managed Futures Strategy Fund: The returns of the Fund’s Institutional Class shares ranked in the 82nd and 83rd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2022, respectively. The Committee noted management’s explanation that the Fund’s relative underperformance over the five-year and three-year time periods was primarily due to the Fund targeting a lower level of risk relative to its performance universe. The Committee took into account management’s statements that the portfolio management team increased the Fund’s risk target in 2021 to be more in line with peers and the Fund experienced a performance ranking that compared more favorably relative to its performance universe for the one-year period ended December 31, 2022. The Committee also noted management’s further explanation of the Fund’s performance at the April Meeting.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and/or efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Benefits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee2 and total net expense ratio to the applicable peer group, if any. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. In addition, the Committee considered information regarding Guggenheim’s process for evaluating the competitiveness of each Fund’s fees and expenses, noting Guggenheim’s statement that evaluations seek to incorporate a variety of factors with a general focus on ensuring fees and expenses: (i) are competitive; (ii) give consideration to resource support requirements; and (iii) ensure Funds are able to deliver on shareholder return expectations. The Committee also considered Guggenheim’s discussion of information regarding fee and expense trends across the open-end fund industry and its response to those trends with respect to the funds in the Guggenheim fund complex, including the Funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable. The Committee noted Guggenheim’s statement that it does not provide advisory services to other clients that have investment strategies similar to those of the Funds, other than variable insurance fund counterparts to certain Funds and certain other clients with respect to Long Short Equity Fund, each of which is charged the same advisory fee as the corresponding Fund.

With respect to the Tradable Funds that are designed to track a widely available index, which have only one or two identified peer funds, if any, from the two direct competitor product suites, the Committee considered the Adviser’s summary of notable distinctions between the Tradable Funds and the peer funds, noting the Adviser’s statement that only one of the two direct competitor product suites (which also employs a daily rebalance feature) is directly comparable for purposes of assessing such Funds’ advisory fees, with the exception of the Monthly Rebalance NASDAQ-100 2x Strategy Fund for which the other competitor product suite (which employs a monthly rebalance feature) is directly comparable. The Committee noted that the contractual advisory fee for each Fund’s Class H shares, other than the Monthly Rebalance NASDAQ-100 2x Strategy Fund, was equal to or lower than the contractual advisory fee charged to the comparable peer fund. The Committee also considered the net effective management fee and total net expense ratio for each such Fund’s Class H shares as compared to the peer fund. For the Monthly

[2]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements.

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Rebalance NASDAQ-100 2x Strategy Fund, the Committee considered that, although the contractual advisory fee for the Fund’s Class H shares is higher than the contractual advisory fee charged to the peer fund, the Adviser has contractually agreed to cap Fund expenses to ensure that total net expenses are competitive. The Committee noted that the net effective management fee and the total net expense ratio for the Fund’s Class H shares were lower than and equal to those of the peer fund, respectively.

With respect to the U.S. Government Money Market Fund, the Committee noted the Adviser’s statement that the Fund is designed to support tactical advisors seeking to avoid market exposure or preserve capital and that only one other fund in its peer group identified in the FUSE report is directly comparable in terms of product features offered. The Committee considered that, as of the Fund’s and the peer fund’s respective fiscal year ends, the Fund’s contractual advisory fee and total net expense ratio were higher than those of the comparable peer fund, but noted management’s statement that it believes that the peer fund’s unique structural arrangement of investing in a master portfolio managed by an unaffiliated investment adviser may result in the peer fund’s stated advisory fees being understated.

With respect to the Sector Funds and the Real Estate Fund, the Committee considered the Adviser’s summary of notable distinctions between each Fund and the applicable peer group identified in the FUSE reports. The Committee considered that the peer groups are comprised of actively-managed funds seeking similar exposures but that do not offer the same product features, such as unlimited trading privileges. As a result, the fee and expense comparisons are more difficult given the uniqueness of both the Funds’ structure and the portfolio management needed to meet client requirements.

The Committee considered management’s agreement, as part of the 2023 annual contract review process, to reduce the total net expense ratio of each Tradable Fund (other than the U.S. Government Money Market Fund) by 0.05% of its average daily net assets through an expense reimbursement and/or waiver agreement effective August 1, 2023 for an initial term ending August 1, 2024 for each Fund (other than Commodities Strategy Fund for which the initial term will end May 1, 2025), with such reduction to apply in addition to any other contractual waiver and/or reimbursement arrangements already in place. The Committee also noted the continuation through August 1, 2024 of management’s separate agreement, implemented as part of the 2022 annual contract review process, to reduce the total net expense ratio of each Tradable Fund with a contractual advisory fee of 0.90% of its average daily net assets3 by 0.05% of its average daily net assets and, with respect to NASDAQ-100 Fund, to reduce the total net expense ratio of the Fund by 0.05% of its average daily net assets in excess of $500 million, through expense reimbursement and/or waiver agreements.

With respect to the Alternative Funds (i.e., the non-Tradable Funds), except as to the individual Fund discussed below, the Committee observed that the contractual advisory fee, net effective management fee and total net expense ratio for each Fund’s Institutional Class shares each rank in the third quartile or better of such Fund’s peer group. In addition, the Committee made the following observations:

Multi-Hedge Strategies Fund: The contractual advisory fee for the Fund’s Institutional Class shares ranks in the second quartile (27th percentile) of its peer group. Although the net effective management fee for the Fund’s Institutional Class shares ranks in the fourth quartile (87th percentile), the Committee considered that the total net expense ratio for the Fund’s Institutional Class shares ranks in the first quartile (13th percentile) of its peer group.

With respect to the costs of services provided and benefits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2022, gross revenues received, and expenses incurred directly or through allocations, by Guggenheim Investments, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2021. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis. In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit and the representation by the Chief Financial Officer of Guggenheim Investments that such methods provided a reasonable basis for determining the profitability of the Adviser with respect to each Fund. The Committee considered all of the foregoing, among other things, in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented.

[3]

Emerging Markets 2x Strategy Fund, Europe 1.25x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, Inverse Government Long Bond Strategy Fund, Inverse Mid-Cap Strategy Fund, Inverse NASDAQ-100 Strategy Fund, Inverse Russell 2000 Strategy Fund, Inverse S&P 500 Strategy Fund, Mid-Cap 1.5x Strategy Fund, Monthly Rebalance NASDAQ-100 2x Strategy Fund, Russell 2000 1.5x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund.

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The Committee also considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from certain economies of scale and synergies, such as enhanced visibility of the Adviser, enhanced leverage in fee negotiations and other synergies arising from offering a broad spectrum of products, including the Funds.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meetings, as well as other considerations, the Committee concluded that the comparative fees and the benefits realized by the Adviser from its relationship with the Funds reflected reasonable business arrangements negotiated at arm’s length and that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to and shared with the shareholders. The Committee considered that Guggenheim believes it is appropriately sharing potential economies of scale and that Guggenheim’s decrease in 2022 in overall expenses was attributable to decreased product costs driven by lower average assets under management and lower non-recurring costs related to closed-end fund matters as well as a decrease in compensation and benefits. The Committee also considered that although expenses related to investment resources decreased in 2022, Guggenheim’s shared services expenses and certain other expenses increased in 2022.

With respect to the Tradable Funds, the Committee noted that, in addition to the expense reimbursement and/or waiver arrangement implemented in August 2022 for the NASDAQ-100 Fund on average daily net assets in excess of $500 million, the Adviser has agreed to a contractual advisory fee breakpoint schedule for the Funds that is applied at the product-suite level, rather than on a Fund level, as the Funds are designed for tactical advisors and provide unlimited trading privileges, with individual Fund assets fluctuating significantly throughout the year. Under the breakpoint schedule adopted in June 2018 to reflect product-suite level economies of scale, each Fund’s advisory fee would be subject to a uniform fee breakpoint reduction schedule that would take effect if the aggregate assets of the Tradable Funds and the tradable series of Rydex Dynamic Funds, a separate trust, equal or exceed $10 billion.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for an Alternative Fund (i.e., a non-Tradable Fund), with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee took into account Guggenheim’s representation that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the fund business. The Committee also received information regarding amounts that had been shared with shareholders through such expense waivers and limitations and considered that the newly agreed expense reimbursement and/or waiver arrangement would produce additional savings to shareholders. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and May Meetings, as well as other considerations, the Committee concluded that the advisory fee for each Fund reflected a reasonable business arrangement negotiated at arm’s length.

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Overall Conclusions

The Committee concluded that the investment advisory fees reflect reasonable business arrangements negotiated at arm’s length in light of the extent and quality of the services provided and other benefits received and that the renewal of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his or her informed business judgment, may afford different weights to different factors.

Following its review of the Committee’s analysis and determinations, the Board adopted the considerations and conclusions of the Committee and determined to approve the renewal of the Advisory Agreement.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Funds’ Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee and Chair of the Valuation Oversight Committee	Since 2019 (Trustee) Since 2020 (Chair of the Valuation Oversight Committee)	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	155

Current: Advent Convertible and Income Fund (2005-present); Purpose Investments Funds (2013-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021).

Angela Brock-Kyle (1959)	Trustee	Since 2016	Current: Founder and Chief Executive Officer, B.O.A.R.D.S. (2013-present); Director, Mutual Fund Directors Forum (2022-present). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	154

Current: Bowhead Insurance GP, LLC (2020-present); Hunt Companies, Inc. (2019-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Infinity Property & Casualty Corp. (2014-2018).

166 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - continued
Thomas F. Lydon, Jr. (1960)	Trustee and Chair of the Contracts Review Committee	Since 2005 (Trustee) Since 2020 (Chair of the Contracts Review Committee)	Current: President, Global Trends Investments (registered investment adviser) (1996-present); Chief Executive Officer, ETF Flows, LLC (financial advisor education and research provider) (2019-present); Chief Executive Officer, Lydon Media (2016-present); Director, GDX Index Partners, LLC (index provider) (2021-present); Vice Chairman, VettaFi (financial advisor content, research and digital distribution provider) (2022-present).	154

Current: US Global Investors, Inc. (GROW) (1995-present); The 2023 ETF Series Trust (4) (June 2023-present); The 2023 ETF Series Trust II (1) (August 2023-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); Harvest Volatility Edge Trust (3) (2017-2019).

Ronald A. Nyberg (1953)	Trustee and Chair of the Nominating and Governance Committee	Since 2019	Current: Of Counsel, Momkus LLP (law firm) (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (law firm) (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	155

Current: Advent Convertible and Income Fund (2003-present); PPM Funds (2) (2018-present); NorthShore-Edward-Elmhurst Health (2012-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 167

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee and Chair of the Audit Committee	Since 2016 (Trustee) Since 2019 (Chair of the Audit Committee)	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson-Companies, Inc. (construction and real estate development company) (2007-2017).	154

Current: SPDR Series Trust (81) (2018-present); SPDR Index Shares Funds (30) (2018-present); SSGA Active Trust (14) (2018-present).

Former: Fiduciary/Claymore Energy Infrastructure Fund (2019-2022); Guggenheim Enhanced Equity Income Fund (2019-2021); Guggenheim Credit Allocation Fund (2019-2021); SSGA Master Trust (1) (2018-2020).

Ronald E. Toupin, Jr. (1958)	Trustee, Chair of the Board and Chair of the Executive Committee	Since 2019

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (registered broker dealer) (1982-1999).

				154

Former: Fiduciary/Claymore Energy Infrastructure Fund (2004-2022); Guggenheim Enhanced Equity Income Fund (2005-2021); Guggenheim Credit Allocation Fund (2013-2021); Western Asset Inflation-Linked Opportunities & Income Fund (2004-2020); Western Asset Inflation-Linked Income Fund (2003-2020).

168 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees***
INTERESTED TRUSTEE
Amy J. Lee**** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2019	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	154	Former: Fiduciary/Claymore Energy Infrastructure Fund (2018-2022); Guggenheim Enhanced Equity Income Fund (2018-2021); Guggenheim Credit Allocation Fund (2018-2021).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***

Each Trustee also serves on the Boards of Trustees of Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Active Allocation Fund, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust and Transparent Value Trust. Messrs. Barnes and Nyberg also serve on the Board of Trustees of Advent Convertible & Income Fund.

****	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Adviser and/or the parent of the Adviser.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 169

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2019

Current: President, Mutual Fund Boards, Guggenheim Investments (2022-present); President and Chief Executive Officer, certain other funds in the Fund Complex (2018-present); President, Mutual Funds Boards, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present);Board Member, Guggenheim Partners Investment Funds plc (2022-present); Board Member, Guggenheim Global Investments plc (2022-present); Board Member, Guggenheim Partners Fund Management (Europe) Limited (2018-present).

Former: Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-2022); Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Chairman of North American Executive Committee and Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James Howley (1972)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2022

Current: Managing Director, Guggenheim Investments (2004-present); Chief Financial Officer, Chief Accounting Officer, and Treasurer, certain other funds in the Fund Complex (2022-present).

Former: Assistant Treasurer, certain other funds in the Fund Complex (2006-2022); Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2017	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2018	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Senior Managing Director, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim

Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

170 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2016

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2019

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Director, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014–2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 171

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●

We use your information in connection with servicing your accounts. ● We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback. ● We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

172 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 173

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

174 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

In compliance with SEC Rule 22e-4 under the U.S. Investment Company Act of 1940 (the “Liquidity Rule”), Rydex Series Funds (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Trust’s Board of Trustees (the “Board”) has also designated a Program administrator (the “Administrator”).

The Liquidity Rule requires that the Program be reasonably designed to assess and manage each Fund’s liquidity risk. A Fund’s “liquidity risk” (as defined in the Liquidity Rule) is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Program includes a number of elements that support the assessment, management and periodic review of liquidity risk. In accordance with the Program, each Fund’s liquidity risk is assessed, managed, and periodically reviewed no less frequently than annually taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions. There is no guarantee that the Program will achieve its objective under all circumstances.

Under the Program, each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days a Fund reasonably expects to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Program is reasonably designed to meet Liquidity Rule requirements relating to “highly liquid investment minimums” (i.e., the minimum amount of a Fund’s net assets to be invested in highly liquid investments that are assets) and to monitor compliance with the Liquidity Rule’s limitations on a Fund’s investments in “illiquid investments” (as defined in the Liquidity Rule). Under the Liquidity Rule, a Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

During the period covered by this shareholder report, the Board received a written report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from March 31, 2022, to March 31, 2023. The Report summarized the Administrator’s assessment of the Program’s implementation and concluded that the Program operated effectively, the Program had been and continued to be reasonably designed to assess and manage each Fund’s liquidity risk, and the Program has been adequately and effectively implemented to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments is included under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a)) are attached.

(a)(3) Not applicable.

(a)(4) Not applicable

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Investment Company Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian E. Binder
Brian E. Binder, President and Chief Executive Officer

Date	December 6, 2023

By (Signature and Title)*	/s/ James Howley
James Howley, Chief Financial Officer, Chief Accounting Officer, and Treasurer

Date	December 6, 2023

*	Print the name and title of each signing officer under his or her signature.